UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02699

AIM Growth Series (Invesco Growth Series)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

ITEM 1.	Report to Stockholders.

Annual Report to Shareholders	December 31, 2020

Invesco Balanced-Risk Retirement Funds
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund

2

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement Now Fund

For the year ended December 31, 2020, Class A shares of Invesco Balanced-Risk Retirement Now Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement Now Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.92%
Class AX Shares	6.06
Class C Shares	5.21
Class CX Shares	5.07
Class R Shares	5.69
Class RX Shares	5.69
Class Y Shares	6.27
Class R5 Shares	6.28
Class R6 Shares	6.28
S&P 500 Index▼ (Broad Market Index)	18.40
Custom Invesco Balanced-Risk Retirement Now Index⬛ (Style-Specific Index)	8.67
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	15.68
Lipper Mixed-Asset Target Today Funds Index[t] (Peer Group Index)	9.52

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement Now Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    For the year ended December 31, 2020, IBRA reported positive absolute performance as all three of the three asset classes in which the Fund invests (stocks, bonds and commodities) contributed to Fund performance. IBRA invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 assets. Next, IBRA’s portfolio is constructed so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to IBRA’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    IBRA’s strategic exposure to developed government bond markets, obtained through the use of futures, contributed to IBRA’s results for the year with all markets in which it invests delivering positive returns. Yields broadly fell over the course of the year on central bank assurances that rates will be held at exceptionally low levels for the foreseeable future. Canadian bonds led results as the

Fund Nasdaq Symbols

Class A	IANAX
Class AX	VIRAX
Class C	IANCX
Class CX	VIRCX
Class R	IANRX
Class RX	VIRRX
Class Y	IANYX
Class R5	IANIX
Class R6	IANFX

Bank of Canada cut rates to 0.25%1 and began weekly asset purchases of Canadian government and corporate bonds at the onset of the recovery. US Treasuries also contributed to IBRA’s performance as the US Federal Reserve cut interest rates to zero2 and, like Canada, implemented expanded asset purchases of government and corporate bonds. Australian bonds gained as the Reserve Bank of Australia announced an expansion of the term funding facility to approximately $200 billion Australia dollars at a fixed rate of 25 basis points for three years in order to keep funding costs low and bolster the supply of credit to lenders.3 UK Gilts also aided IBRA’s results as the Bank of England (BoE) cut interest rates from 0.75% to 0.10%4 and provided loans directly to businesses. The UK was hit harder by the pandemic than many other developed regions with multiple strict lockdowns leading the BoE to announce in November that it would further boost government bond purchases and would support negative interest rates if necessary. Germany and Japan were absent from the IBRA’s portfolio throughout the year due to the portfolio’s yield skew adjustments. Tactical positioning in bonds benefited from overweight exposure relative to the strategic positioning during the February-March sell-off.

    IBRA’s strategic exposure to developed market equities, obtained through the use of swaps and futures, contributed to its performance for the year. The magnitude of recovery varied across regions, largely depending on sector exposure. US equities were the top contributor due primarily to the high allocation to technology and low energy exposure. US small-cap equities outperformed large-caps due to the late year rally in risky assets as increasing rates of growth and inflation are a good environment for small company stocks. Japanese equities were also a top contributor as investors cheered the election of Yoshihide Suga to the post of prime minister, replacing

3	Invesco Balanced-Risk Retirement Funds

Shinzo Abe who retired for health reasons. A Suga administration is widely believed to be an extension of the Abe government, thus removing fears of Abe’s policies being reversed. European equities posted subdued, but positive, performance after a second wave of infections reversed the recovery. European markets remain suppressed as lockdown measures remained more restricted while the scale of their fiscal and monetary response also lagged China and the US. UK equities were the sole market to deliver negative returns. The UK was slow to contain the first and second wave of the virus and implemented extensive lockdowns too late, causing the economy to suffer more relative to other countries. The uncertainty around Brexit further compounded losses. IBRA’s tactical positioning in equities contributed to its performance and also provided gains as overweights during the second half of the year proved timely.

    IBRA’s strategic exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also added to its performance for the year despite commodity indexes declining. Energy was the sole complex to finish the year negative. IBRA’s diversification within commodities and lower energy exposure helped buffer the losses. Commodities struggled to recover compared to stocks and bonds because prices are based on the current environment, whereas stocks and bonds are priced by discounting future cash flows. Performance across complexes was not uniform as evidenced by gold hitting all-time highs and crude reaching all-time lows, even dipping into negative territory for a brief period. Agriculture was the largest contributor to IBRA’s performance with gains concentrated in grains (soymeal and soybeans) and softs, most notably cotton. The primary catalysts for the broad-based increase in prices included a weakening US dollar and improved demand from China along with some challenges in growing conditions. Precious metals were another top contributor with silver outpacing gold. Seen as a store of value, gold began to rise as economic growth slowed in 2019 and surged to a record high in August on a combination of a weakening US dollar, central bank promises of “lower for longer” policy rates and investor concerns of monetary debasement. Silver benefited for similar reasons along with its crossover use as an industrial metal. Industrial metals prices rose on increased manufacturing activity and demand resulting from projects related to fiscal stimulus. Exposure to energy detracted from IBRA’s performance due to a combination of falling demand caused by coronavirus (COVID-19) containment efforts and rising supply triggered by an oil price war between Saudi Arabia and Russia. IBRA’s tactical positioning in commodities benefited from its underweight exposure for the majority of the year and overweight exposure during the fourth quarter.

    Please note that IBRA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement Now Fund.

1	Source: Bank of Canada

2	Source: US Federal Reserve

3	Source: Reserve Bank of Australia

4	Source: Bank of England

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4                          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk  Retirement 2020 Fund

For the year ended December 31, 2020, Class A shares of Invesco Balanced-Risk Retirement 2020 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2020 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.90%
Class AX Shares	5.90
Class C Shares	5.14
Class CX Shares	5.03
Class R Shares	5.61
Class RX Shares	5.61
Class Y Shares	6.19
Class R5 Shares	6.15
Class R6 Shares	6.15
S&P 500 Index▼ (Broad Market Index)	18.40
Custom Invesco Balanced-Risk Retirement 2020 Index⬛ (Style-Specific Index)	8.60
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	15.68
Lipper Mixed-Asset Target 2020 Funds Index◆ (Peer Group Index)	12.16
Source(s): ▼RIMES Technologies Corp.; ⬛ Invesco, RIMES Technologies Corp.; ◆ Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2020 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    For the year ended December 31, 2020, IBRA reported positive absolute performance as all three of the three asset classes in which the Fund invests (stocks, bonds and commodities) contributed to Fund performance. IBRA invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 assets. Next, IBRA’s portfolio is constructed so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to IBRA’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    IBRA’s strategic exposure to developed government bond markets, obtained through the use of futures, contributed to IBRA’s results for the year with all markets in which it invests delivering positive returns. Yields broadly fell over the course of the year on central bank assurances that rates will be held at exceptionally low levels for the foreseeable future. Canadian bonds led results as the

Bank of Canada cut rates to 0.25%1 and began weekly asset purchases of Canadian government and corporate bonds at the onset of the recovery. US Treasuries also contributed to IBRA’s performance as the US Federal Reserve cut interest rates to zero2 and, like Canada, implemented expanded asset purchases of government and corporate bonds. Australian bonds gained as the Reserve Bank of Australia announced an expansion of the term funding facility to approximately $200 billion Australia dollars at a fixed rate of 25 basis points for three years in order to keep funding costs low and bolster the supply of credit to lenders.3 UK Gilts also aided IBRA’s results as the Bank of England (BoE) cut interest rates from 0.75% to 0.10%4 and provided loans directly to businesses. The UK was hit harder by the pandemic than many other developed regions with multiple strict lockdowns leading the BoE to announce in November that it would further boost government bond purchases and would support negative interest rates if necessary. Germany and Japan were absent from the IBRA’s portfolio throughout the year due to the portfolio’s yield skew adjustments. Tactical positioning in bonds benefited from overweight exposure relative to the strategic positioning during the February-March sell-off.

    IBRA’s strategic exposure to developed market equities, obtained through the use of swaps and futures, contributed to its performance for the year. The magnitude of recovery varied across regions, largely depending on sector exposure. US equities were the top contributor due primarily to the high allocation to technology and low energy exposure. US small-cap equities outperformed large-caps due to the late year rally in risky assets as increasing rates of growth and inflation are a good environment for small company stocks. Japanese equities were also a top contributor as investors cheered the election of Yoshihide Suga to the post of prime minister, replacing

Fund Nasdaq Symbols

Class A	AFTAX
Class AX	VRCAX
Class C	AFTCX
Class CX	VRCCX
Class R	ATFRX
Class RX	VRCRX
Class Y	AFTYX
Class R5	AFTSX
Class R6	VRCFX

5	Invesco Balanced-Risk Retirement Funds

Shinzo Abe who retired for health reasons. A Suga administration is widely believed to be an extension of the Abe government, thus removing fears of Abe’s policies being reversed. European equities posted subdued, but positive, performance after a second wave of infections reversed the recovery. European markets remain suppressed as lockdown measures remained more restricted while the scale of their fiscal and monetary response also lagged China and the US. UK equities were the sole market to deliver negative returns. The UK was slow to contain the first and second wave of the virus and implemented extensive lockdowns too late, causing the economy to suffer more relative to other countries. The uncertainty around Brexit further compounded losses. IBRA’s tactical positioning in equities contributed to its performance and also provided gains as overweights during the second half of the year proved timely.

    IBRA’s strategic exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also added to its performance for the year despite commodity indexes declining. Energy was the sole complex to finish the year negative. IBRA’s diversification within commodities and lower energy exposure helped buffer the losses. Commodities struggled to recover compared to stocks and bonds because prices are based on the current environment, whereas stocks and bonds are priced by discounting future cash flows. Performance across complexes was not uniform as evidenced by gold hitting all-time highs and crude reaching all-time lows, even dipping into negative territory for a brief period. Agriculture was the largest contributor to IBRA’s performance with gains concentrated in grains (soymeal and soybeans) and softs, most notably cotton. The primary catalysts for the broad-based increase in prices included a weakening US dollar and improved demand from China along with some challenges in growing conditions. Precious metals were another top contributor with silver outpacing gold. Seen as a store of value, gold began to rise as economic growth slowed in 2019 and surged to a record high in August on a combination of a weakening US dollar, central bank promises of “lower for longer” policy rates and investor concerns of monetary debasement. Silver benefited for similar reasons along with its crossover use as an industrial metal. Industrial metals prices rose on increased manufacturing activity and demand resulting from projects related to fiscal stimulus. Exposure to energy detracted from IBRA’s performance due to a combination of falling demand caused by coronavirus (COVID-19) containment efforts and rising supply triggered by an oil price war between Saudi Arabia and Russia. IBRA’s tactical positioning in commodities benefited from its underweight exposure for the majority of the year and overweight exposure during the fourth quarter.

    Please note that IBRA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2020 Fund.

1	Source: Bank of Canada

2	Source: US Federal Reserve

3	Source: Reserve Bank of Australia

4	Source: Bank of England

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

6                          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2030  Fund

For the year ended December 31, 2020, Class A shares of Invesco Balanced-Risk Retirement 2030 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2030 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.98%
Class AX Shares	8.96
Class C Shares	8.20
Class CX Shares	8.07
Class R Shares	8.75
Class RX Shares	8.63
Class Y Shares	9.20
Class R5 Shares	9.17
Class R6 Shares	9.17
S&P 500 Index▼ (Broad Market Index)	18.40
Custom Invesco Balanced-Risk Retirement 2030 Index⬛ (Style-Specific Index)	13.63
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	15.68
Lipper Mixed-Asset Target 2030 Funds Index◆ (Peer Group Index)	15.42

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2030 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    For the year ended December 31, 2020, IBRA reported positive absolute performance as all three of the three asset classes in which the Fund invests (stocks, bonds and commodities) contributed to Fund performance. IBRA invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 assets. Next, IBRA’s portfolio is constructed so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to IBRA’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    IBRA’s strategic exposure to developed government bond markets, obtained through the use of futures, contributed to IBRA’s results for the year with all markets in which it invests delivering positive returns. Yields broadly fell over the course of the year on central bank assurances that rates will be held at exceptionally low levels for the foreseeable future. Canadian bonds led results as the

Bank of Canada cut rates to 0.25%1 and began weekly asset purchases of Canadian government and corporate bonds at the onset of the recovery. US Treasuries also contributed to IBRA’s performance as the US Federal Reserve cut interest rates to zero2 and, like Canada, implemented expanded asset purchases of government and corporate bonds. Australian bonds gained as the Reserve Bank of Australia announced an expansion of the term funding facility to approximately $200 billion Australia dollars at a fixed rate of 25 basis points for three years in order to keep funding costs low and bolster the supply of credit to lenders.3 UK Gilts also aided IBRA’s results as the Bank of England (BoE) cut interest rates from 0.75% to 0.10%4 and provided loans directly to businesses. The UK was hit harder by the pandemic than many other developed regions with multiple strict lockdowns leading the BoE to announce in November that it would further boost government bond purchases and would support negative interest rates if necessary. Germany and Japan were absent from the IBRA’s portfolio throughout the year due to the portfolio’s yield skew adjustments. Tactical positioning in bonds benefited from overweight exposure relative to the strategic positioning during the February-March sell-off.

    IBRA’s strategic exposure to developed market equities, obtained through the use of swaps and futures, contributed to its performance for the year. The magnitude of recovery varied across regions, largely depending on sector exposure. US equities were the top contributor due primarily to the high allocation to technology and low energy exposure. US small-cap equities outperformed large-caps due to the late year rally in risky assets as increasing rates of growth and inflation are a good environment for small company stocks. Japanese equities were also a top contributor as investors cheered the election of Yoshihide Suga to the post of prime minister, replacing

Fund Nasdaq Symbols

Class A	TNAAX
Class AX	VREAX
Class C	TNACX
Class CX	VRECX
Class R	TNARX
Class RX	VRERX
Class Y	TNAYX
Class R5	TNAIX
Class R6	TNAFX

7	Invesco Balanced-Risk Retirement Funds

Shinzo Abe who retired for health reasons. A Suga administration is widely believed to be an extension of the Abe government, thus removing fears of Abe’s policies being reversed. European equities posted subdued, but positive, performance after a second wave of infections reversed the recovery. European markets remain suppressed as lockdown measures remained more restricted while the scale of their fiscal and monetary response also lagged China and the US. UK equities were the sole market to deliver negative returns. The UK was slow to contain the first and second wave of the virus and implemented extensive lockdowns too late, causing the economy to suffer more relative to other countries. The uncertainty around Brexit further compounded losses. IBRA’s tactical positioning in equities contributed to its performance and also provided gains as overweights during the second half of the year proved timely.

    IBRA’s strategic exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also added to Fund performance for the year despite commodity indexes declining. Energy was the sole complex to finish the year negative. IBRA’s diversification within commodities and lower energy exposure helped buffer the losses. Commodities struggled to recover compared to stocks and bonds because prices are based on the current environment, whereas stocks and bonds are priced by discounting future cash flows. Performance across complexes was not uniform as evidenced by gold hitting all-time highs and crude reaching all-time lows, even dipping into negative territory for a brief period. Agriculture was the largest contributor to IBRA’s performance with gains concentrated in grains (soymeal and soybeans) and softs, most notably cotton. The primary catalysts for the broad-based increase in prices included a weakening US dollar and improved demand from China along with some challenges in growing conditions. Precious metals were another top contributor with silver outpacing gold. Seen as a store of value, gold began to rise as economic growth slowed in 2019 and surged to a record high in August on a combination of a weakening US dollar, central bank promises of “lower for longer” policy rates and investor concerns of monetary debasement. Silver benefited for similar reasons along with its crossover use as an industrial metal. Industrial metals prices rose on increased manufacturing activity and demand resulting from projects related to fiscal stimulus. Exposure to energy detracted from IBRA’s performance due to a combination of falling demand caused by coronavirus (COVID-19) containment efforts and rising supply triggered by an oil price war between Saudi Arabia and Russia. IBRA’s tactical positioning in commodities benefited from underweight exposure for the majority of the year and overweight exposure during the fourth quarter.

    Please note that IBRA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2030 Fund.

1	Source: Bank of Canada

2	Source: US Federal Reserve

3	Source: Reserve Bank of Australia

4	Source: Bank of England

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

8                          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2040  Fund

For the year ended December 31, 2020, Class A shares of Invesco Balanced-Risk Retirement 2040 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2040 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.02%
Class AX Shares	10.91
Class C Shares	10.07
Class CX Shares	10.23
Class R Shares	10.73
Class RX Shares	10.72
Class Y Shares	11.22
Class R5 Shares	11.34
Class R6 Shares	11.33
S&P 500 Index▼ (Broad Market Index)	18.40
Custom Invesco Balanced-Risk Retirement 2040 Index⬛ (Style-Specific Index)	14.08
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	15.68
Lipper Mixed-Asset Target 2040 Funds Index◆ (Peer Group Index)	16.70

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2040 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    For the year ended December 31, 2020, IBRA and IBRAA reported positive absolute performance as all three of the three asset classes in which IBRA and IBRAA invest (stocks, bonds and commodities) contributed to Fund performance. IBRA and IBRAA invest in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 assets. Next, IBRA’s and IBRAA’s portfolios are constructed so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to IBRA’s and IBRAA’s portfolios are then made on a monthly basis to try and take advantage of short-term market dynamics.

    Each of IBRA’s and IBRAA’s strategic exposures to developed government bond markets, obtained through the use of futures, contributed to results for the year with all markets in which IBRA and IBRAA invest delivering positive returns. Yields broadly fell over the course of the year on central bank assurances that rates will be held at exceptionally low levels for the foreseeable future. Canadian bonds led results as the Bank of Canada cut rates to 0.25%1 and began weekly asset purchases of Canadian government and corporate bonds at the onset of the recovery. US Treasuries also contributed to IBRA’s and IBRAA’s performance as the US Federal Reserve cut interest rates to zero2 and, like Canada, implemented expanded asset purchases of government and corporate bonds. Australian bonds gained as the Reserve Bank of Australia announced an expansion of the term funding facility to approximately $200 billion Australia dollars at a fixed rate of 25 basis points for three years in order to keep funding costs low and bolster the supply of credit to lenders.3 UK Gilts also aided IBRA’s and IBRAA’s results as the Bank of England (BoE) cut interest rates from 0.75% to 0.10%4 and provided loans directly to businesses. The UK was hit harder by the pandemic than many other developed regions with multiple strict lockdowns leading the BoE to announce in November that it would further boost government bond purchases and would support negative interest rates if necessary. Germany and Japan were absent from the IBRA’s and IBRAA’s portfolios throughout the year due to the portfolio’s yield skew adjustments. Tactical positioning in bonds benefited from overweight exposure relative to the strategic positioning during the February-March sell-off.

    Each of IBRA’s and IBRAA’s strategic exposures to developed market equities, obtained through the use of swaps and futures, contributed to Fund performance for the year. The magnitude of recovery varied across regions, largely depending on sector exposure. US equities were the top contributor due primarily to the high allocation to technology and low energy exposure. US small-cap equities outperformed large-caps due to the late year rally in risky assets as increasing rates of growth and inflation are

Fund Nasdaq Symbols

Class A	TNDAX
Class AX	VRGAX
Class C	TNDCX
Class CX	VRGCX
Class R	TNDRX
Class RX	VRGRX
Class Y	TNDYX
Class R5	TNDIX
Class R6	TNDFX

9	Invesco Balanced-Risk Retirement Funds

a good environment for small company stocks. Japanese equities were also a top contributor as investors cheered the election of Yoshihide Suga to the post of prime minister, replacing Shinzo Abe who retired for health reasons. A Suga administration is widely believed to be an extension of the Abe government, thus removing fears of Abe’s policies being reversed. European equities posted subdued, but positive, performance after a second wave of infections reversed the recovery. European markets remain suppressed as lockdown measures remained more restricted while the scale of their fiscal and monetary response also lagged China and the US. UK equities were the sole market to deliver negative returns. The UK was slow to contain the first and second wave of the virus and implemented extensive lockdowns too late, causing the economy to suffer more relative to other countries. The uncertainty around Brexit further compounded losses. IBRA’s and IBRAA’s tactical positioning in equities contributed to Fund performance and also provided gains as overweights during the second half of the year proved timely.

    Each of IBRA’s and IBRAA’s strategic exposures to commodities, obtained through the use of swaps, futures and commodity-linked notes, also added to Fund performance for the year despite commodity indexes declining. Energy was the sole complex to finish the year negative. IBRA’s and IBRAA’s diversification within commodities and lower energy exposure helped buffer the losses. Commodities struggled to recover compared to stocks and bonds because prices are based on the current environment, whereas stocks and bonds are priced by discounting future cash flows. Performance across complexes was not uniform as evidenced by gold hitting all-time highs and crude reaching all-time lows, even dipping into negative territory for a brief period. Agriculture was the largest contributor to IBRA’s and IBRAA’s performance with gains concentrated in grains (soymeal and soybeans) and softs, most notably cotton. The primary catalysts for the broad-based increase in prices included a weakening US dollar and improved demand from China along with some challenges in growing conditions. Precious metals were another top contributor with silver outpacing gold. Seen as a store of value, gold began to rise as economic growth slowed in 2019 and surged to a record high in August on a combination of a weakening US dollar, central bank promises of “lower for longer”

policy rates and investor concerns of monetary debasement. Silver benefited for similar reasons along with its crossover use as an industrial metal. Industrial metals prices rose on increased manufacturing activity and demand resulting from projects related to fiscal stimulus. Exposure to energy detracted from IBRA’s and IBRAA’s performance due to a combination of falling demand caused by coronavirus (COVID-19) containment efforts and rising supply triggered by an oil price war between Saudi Arabia and Russia. IBRA’s and IBRAA’s tactical positioning in commodities benefited from underweight exposure for the majority of the year and overweight exposure during the fourth quarter.

    Please note that each of IBRA’s and IBRAA’s strategies are principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2040 Fund.

1	Source: Bank of Canada

2	Source: US Federal Reserve

3	Source: Reserve Bank of Australia

4	Source: Bank of England

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

10                          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2050  Fund

For the year ended December 31, 2020, Class A shares of Invesco Balanced-Risk Retirement 2050 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2050 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.08%
Class AX Shares	13.07
Class C Shares	12.17
Class R Shares	12.52
Class RX Shares	12.79
Class Y Shares	13.26
Class R5 Shares	13.24
Class R6 Shares	13.22
S&P 500 Index▼ (Broad Market Index)	18.40
Custom Invesco Balanced-Risk Retirement 2050 Index⬛ (Style-Specific Index)	14.42
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	15.68
Lipper Mixed-Asset Target 2050 Funds Index◆ (Peer Group Index)	16.90
Source(s): ▼RIMES Technologies Corp.; ⬛ Invesco, RIMES Technologies Corp.; ◆ Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2050 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    For the year ended December 31, 2020, IBRA and IBRAA reported positive absolute performance as all three of the three asset classes in which IBRA and IBRAA invest (stocks, bonds and commodities) contributed to Fund performance. IBRA and IBRAA invest in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 assets. Next, IBRA’s and IBRAA’s portfolios are constructed so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to IBRA’s and IBRAA’s portfolios are then made on a monthly basis to try and take advantage of short-term market dynamics.

    Each of IBRA’s and IBRAA’s strategic exposures to developed government bond markets, obtained through the use of futures, contributed to results for the year with all markets in which IBRA and IBRAA invest delivering positive returns. Yields broadly fell over the course of the year on central bank assurances that rates will be held at exceptionally low levels for the foreseeable future. Canadian bonds led results as the Bank of

Canada cut rates to 0.25%1 and began weekly asset purchases of Canadian government and corporate bonds at the onset of the recovery. US Treasuries also contributed to IBRA’s and IBRAA’s performance as the US Federal Reserve cut interest rates to zero2 and, like Canada, implemented expanded asset purchases of government and corporate bonds. Australian bonds gained as the Reserve Bank of Australia announced an expansion of the term funding facility to approximately $200 billion Australia dollars at a fixed rate of 25 basis points for three years in order to keep funding costs low and bolster the supply of credit to lenders.3 UK Gilts also aided IBRA’s and IBRAA’s results as the Bank of England (BoE) cut interest rates from 0.75% to 0.10%4 and provided loans directly to businesses. The UK was hit harder by the pandemic than many other developed regions with multiple strict lockdowns leading the BoE to announce in November that it would further boost government bond purchases and would support negative interest rates if necessary. Germany and Japan were absent from the IBRA’s and IBRAA’s portfolios throughout the year due to the portfolio’s yield skew adjustments. Tactical positioning in bonds benefited from overweight exposure relative to the strategic positioning during the February-March sell-off.

    Each of IBRA’s and IBRAA’s strategic exposures to developed market equities, obtained through the use of swaps and futures, contributed to Fund performance for the year. The magnitude of recovery varied across regions, largely depending on sector exposure. US equities were the top contributor due primarily to the high allocation to technology and low energy exposure. US small-cap equities outperformed large-caps due to the late year rally in risky assets as increasing rates of growth and inflation are a good environment for small company stocks. Japanese equities were also a top contributor as investors cheered the election of Yoshihide Suga to the post of prime minister, replacing Shinzo Abe who

Fund Nasdaq Symbols

Class A	TNEAX
Class AX	VRIAX
Class C	TNECX
Class R	TNERX
Class RX	VRIRX
Class Y	TNEYX
Class R5	TNEIX
Class R6	TNEFX

11	Invesco Balanced-Risk Retirement Funds

retired for health reasons. A Suga administration is widely believed to be an extension of the Abe government, thus removing fears of Abe’s policies being reversed. European equities posted subdued, but positive, performance after a second wave of infections reversed the recovery. European markets remain suppressed as lockdown measures remained more restricted while the scale of their fiscal and monetary response also lagged China and the US. UK equities were the sole market to deliver negative returns. The UK was slow to contain the first and second wave of the virus and implemented extensive lockdowns too late, causing the economy to suffer more relative to other countries. The uncertainty around Brexit further compounded losses. IBRA’s and IBRAA’s tactical positioning in equities contributed to Fund performance and also provided gains as overweights during the second half of the year proved timely.

    Each of IBRA’s and IBRAA’s strategic exposures to commodities, obtained through the use of swaps, futures and commodity-linked notes, also added to Fund performance for the year despite commodity indexes declining. Energy was the sole complex to finish the year negative. IBRA’s and IBRAA’s diversification within commodities and lower energy exposure helped buffer the losses. Commodities struggled to recover compared to stocks and bonds because prices are based on the current environment, whereas stocks and bonds are priced by discounting future cash flows. Performance across complexes was not uniform as evidenced by gold hitting all-time highs and crude reaching all-time lows, even dipping into negative territory for a brief period. Agriculture was the largest contributor to IBRA’s and IBRAA’s performance with gains concentrated in grains (soymeal and soybeans) and softs, most notably cotton. The primary catalysts for the broad-based increase in prices included a weakening US dollar and improved demand from China along with some challenges in growing conditions. Precious metals were another top contributor with silver outpacing gold. Seen as a store of value, gold began to rise as economic growth slowed in 2019 and surged to a record high in August on a combination of a weakening US dollar, central bank promises of “lower for longer” policy rates and investor concerns of monetary debasement. Silver benefited for similar reasons along with its crossover use as an industrial metal. Industrial metals prices rose on increased manufacturing activity and demand resulting from projects related to fiscal stimulus. Exposure to energy detracted from IBRA’s and IBRAA’s performance due to a combination of falling demand caused by coronavirus (COVID-19) containment efforts and rising supply triggered by an oil price war between Saudi Arabia and Russia. IBRA’s and IBRAA’s tactical positioning in commodities benefited from underweight exposure for the majority of the year and overweight exposure during the fourth quarter.

    Please note that each of IBRA’s and IBRAA’s strategies are principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2050 Fund.

1	Source: Bank of Canada

2	Source: US Federal Reserve

3	Source: Reserve Bank of Australia

4	Source: Bank of England

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wollle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

12                          Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now  Fund’s Long-Term Performance

Results of a $10,000 Investment

Fund and index data from 12/31/10

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper, Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

13	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	2.70%
10 Years	3.22
5 Years	3.67
1 Year	0.06

Class AX Shares
Inception (6/1/10)	3.66%
10 Years	3.21
5 Years	3.67
1 Year	0.18

Class C Shares
Inception (1/31/07)	2.66%
10 Years	3.21
5 Years	4.10
1 Year	4.21

Class CX Shares
Inception (6/1/10)	3.63%
10 Years	3.20
5 Years	4.08
1 Year	4.07

Class R Shares
Inception (1/31/07)	2.85%
10 Years	3.54
5 Years	4.56
1 Year	5.69

Class RX Shares
Inception (6/1/10)	3.94%
10 Years	3.54
5 Years	4.57
1 Year	5.69

Class Y Shares
Inception (10/3/08)	4.54%
10 Years	4.06
5 Years	5.11
1 Year	6.27

Class R5 Shares
Inception (1/31/07)	3.37%
10 Years	4.06
5 Years	5.09
1 Year	6.28

Class R6 Shares
10 Years	4.02%
5 Years	5.09
1 Year	6.28

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher.

Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

14                          Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund’s Long-Term Performance

Results of a $10,000 Investment

Fund and index data from 12/31/10

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper, Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

15	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	3.30%
10 Years	4.32
5 Years	4.23
1 Year	0.06

Class AX Shares
Inception (6/1/10)	5.09%
10 Years	4.32
5 Years	4.23
1 Year	0.06

Class C Shares
Inception (1/31/07)	3.25%
10 Years	4.29
5 Years	4.64
1 Year	4.14

Class CX Shares
Inception (6/1/10)	5.05%
10 Years	4.28
5 Years	4.62
1 Year	4.03

Class R Shares
Inception (1/31/07)	3.46%
10 Years	4.65
5 Years	5.16
1 Year	5.61

Class RX Shares
Inception (6/1/10)	5.39%
10 Years	4.65
5 Years	5.16
1 Year	5.61

Class Y Shares
Inception (10/3/08)	5.94%
10 Years	5.16
5 Years	5.66
1 Year	6.19

Class R5 Shares
Inception (1/31/07)	3.98%
10 Years	5.17
5 Years	5.68
1 Year	6.15

Class R6 Shares
10 Years	5.13%
5 Years	5.65
1 Year	6.15

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher.

Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

16                          Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2030 Fund’s Long-Term Performance

Results of a $10,000 Investment

Fund and index data from 12/31/10

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper, Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

17	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	3.70%
10 Years	5.50
5 Years	6.31
1 Year	3.02

Class AX Shares
Inception (6/1/10)	6.22%
10 Years	5.51
5 Years	6.28
1 Year	3.02

Class C Shares
Inception (1/31/07)	3.66%
10 Years	5.49
5 Years	6.75
1 Year	7.20

Class CX Shares
Inception (6/1/10)	6.20%
10 Years	5.48
5 Years	6.75
1 Year	7.07

Class R Shares
Inception (1/31/07)	3.86%
10 Years	5.84
5 Years	7.28
1 Year	8.75

Class RX Shares
Inception (6/1/10)	6.53%
10 Years	5.85
5 Years	7.26
1 Year	8.63

Class Y Shares
Inception (10/3/08)	6.86%
10 Years	6.35
5 Years	7.77
1 Year	9.20

Class R5 Shares
Inception (1/31/07)	4.37%
10 Years	6.35
5 Years	7.77
1 Year	9.17

Class R6 Shares
10 Years	6.31%
5 Years	7.77
1 Year	9.17

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher.

Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

18                          Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2040 Fund’s Long-Term Performance

Results of a $10,000 Investment

Fund and index data from 12/31/10

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper, Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

19	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	3.91%
10 Years	6.14
5 Years	7.55
1 Year	4.97

Class AX Shares
Inception (6/1/10)	6.81%
10 Years	6.12
5 Years	7.54
1 Year	4.85

Class C Shares
Inception (1/31/07)	3.87%
10 Years	6.14
5 Years	7.99
1 Year	9.07

Class CX Shares
Inception (6/1/10)	6.80%
10 Years	6.11
5 Years	8.01
1 Year	9.23

Class R Shares
Inception (1/31/07)	4.07%
10 Years	6.47
5 Years	8.51
1 Year	10.73

Class RX Shares
Inception (6/1/10)	7.14%
10 Years	6.48
5 Years	8.50
1 Year	10.72

Class Y Shares
Inception (10/3/08)	7.31%
10 Years	6.98
5 Years	9.03
1 Year	11.22

Class R5 Shares
Inception (1/31/07)	4.58%
10 Years	6.99
5 Years	9.01
1 Year	11.34

Class R6 Shares
10 Years	6.96%
5 Years	9.04
1 Year	11.33

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher.

Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

20                          Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund’s Long-Term Performance

Results of a $10,000 Investment

Fund and index data from 12/31/10

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper, Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

21	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	4.15%
10 Years	6.73
5 Years	8.71
1 Year	6.91

Class AX Shares
Inception (6/1/10)	7.40%
10 Years	6.74
5 Years	8.70
1 Year	6.90

Class C Shares
Inception (1/31/07)	4.13%
10 Years	6.72
5 Years	9.18
1 Year	11.17

Class R Shares
Inception (1/31/07)	4.31%
10 Years	7.07
5 Years	9.67
1 Year	12.52

Class RX Shares
Inception (6/1/10)	7.72%
10 Years	7.08
5 Years	9.69
1 Year	12.79

Class Y Shares
Inception (10/3/08)	7.74%
10 Years	7.59
5 Years	10.19
1 Year	13.26

Class R5 Shares
Inception (1/31/07)	4.82%
10 Years	7.61
5 Years	10.21
1 Year	13.24

Class R6 Shares
10 Years	7.55%
5 Years	10.20
1 Year	13.22

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

22                          Invesco Balanced-Risk Retirement Funds

Supplemental Information

Invesco Balanced-Risk Retirement Now Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2020 Fund’s, Invesco Balanced-Risk Retirement 2030 Fund’s, Invesco Balanced-Risk Retirement 2040 Fund’s and Invesco Balanced-Risk Retirement 2050 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Custom Invesco Balanced Risk Allocation Broad Index is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
∎	The Custom Invesco Balanced-Risk Retirement Now Index is composed of the following indexes: MSCI World, Bloomberg Barclays U.S. Aggregate Bond and FTSE US 3-Month Treasury Bill. From January 31, 2007, to November 4, 2009, the index comprised the Custom Independence Now Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs, Bloomberg Barclays U.S. Universal and U.S. 3-Month Treasury Bill. From November 4, 2009, through November 30, 2009, the index comprised the following indexes: MSCI World, JP Morgan Global Government Bond and U.S. 3-Month Treasury Bill. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective. The MSCI World Index is considered representative of stocks of developed countries and is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market. The U.S. 3-Month Treasury Bill Index is tracked by Lipper to provide performance for the three-month US Treasury bill. The Russell
3000 Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. The MSCI EAFE Index is considered representative of stocks of Europe, Australasia and the Far East and is computed using the net return, which withholds applicable taxes for non-resident investors. The FTSE NA-REIT Equity REITs Index is considered representative of US real estate investment trusts (REITs). The Bloomberg Barclays U.S. Universal Index is considered representative of USD-denominated, taxable bonds that are rated either investment grade or below investment grade. The JP Morgan Global Government Bond Index tracks the performance of fixed-rate issuances from high-income countries.
∎	The Custom Invesco Balanced-Risk Retirement 2020 Index is composed of the following indexes: MSCI World, Bloomberg Barclays U.S. Aggregate Bond and U.S. 3-Month Treasury Bill Index. From January 31, 2007, to November 4, 2009, the index comprised the Custom Independence 2020 Index, which included the following indexes: Russell 3000 , MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the following indexes: MSCI World and the JP Morgan Global Government Bond. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective. The MSCI World Index is considered representative of

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

stocks of developed countries and is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market. The U.S. 3-Month Treasury Bill Index is tracked by Lipper to provide performance for the three-month US Treasury bill. The Russell 3000 Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. The MSCI EAFE Index is considered representative of stocks of Europe, Australasia and the Far East and is computed using the net return, which withholds applicable taxes for non-resident investors. The FTSE NA-REIT Equity REITs Index is considered representative of US real estate investment trusts (REITs). The Bloomberg Barclays U.S. Universal Index is considered representative of USD-denominated, taxable bonds that are rated either investment grade or below investment grade. The JP Morgan Global Government Bond Index tracks the performance of fixed-rate issuances from high-income countries.
∎	The Custom Invesco Balanced-Risk Retirement 2030 Index is composed of the following indexes: MSCI World and the Bloomberg Barclays U.S. Aggregate Bond. From January 31, 2007, to November 4, 2009, the index comprised the Custom Independence 2030 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through

23	Invesco Balanced-Risk Retirement Funds

November 30, 2009, the index comprised the following indexes: MSCI World and JP Morgan Global Government Bond. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective. The MSCI World Index is considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market. The Russell 3000 Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. The MSCI EAFE Index is considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors. The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs). The Bloomberg Barclays U.S. Universal Index is considered representative of USD-denominated, taxable bonds that are rated either investment grade or below investment grade. The JP Morgan Global Government Bond Index tracks fixed-rate issuances from high-income countries.

∎	The Custom Invesco Balanced-Risk Retirement 2040 Index is composed of the following indexes: MSCI World and Bloomberg Barclays U.S. Aggregate Bond. From January 31, 2007, to November 4, 2009, the index comprised the Custom Independence 2040 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the following indexes: MSCI World and the JP Morgan Global Government Bond. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective. The MSCI World Index is considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market. The Russell 3000 Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. The MSCI EAFE Index is considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors. The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs). The Bloomberg Barclays U.S. Universal Index is considered representative of USD-denominated, taxable bonds that are rated either investment grade or below investment grade. The JP Morgan Global Government Bond Index tracks fixed-rate issuances from high-income countries.
∎	The Custom Invesco Balanced-Risk Retirement 2050 Index is composed of the following indexes: MSCI World and Bloomberg Barclays U.S. Aggregate Bond. From January 31, 2007, to November 4, 2009, the index comprised the Custom Independence 2050 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the following indexes: MSCI World and JP Morgan Global Government Bond. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective. The MSCI World Index is considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors. Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market. The Russell 3000 Index is considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. The MSCI EAFE Index is considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors. The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs). The Bloomberg Barclays U.S. Universal Index is considered representative of
USD-denominated, taxable bonds that are rated either investment grade or below investment grade. The JP Morgan Global Government Bond Index tracks fixed-rate issuances from high-income countries.
∎	The Lipper Mixed-Asset Target Today Funds Index is an unmanaged index considered representative of mixed-asset target today funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2020 Funds Index is an unmanaged index considered representative of mixed-asset target 2020 funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2030 Funds Index is an unmanaged index considered representative of mixed-asset target 2030 funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2040 Funds Index is an unmanaged index considered representative of mixed-asset target 2040 funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2050 Funds Index is an unmanaged index considered representative of mixed-asset target 2050 funds tracked by Lipper.
∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index do.

24                          Invesco Balanced-Risk Retirement Funds

Portfolio Composition

Invesco Balanced-Risk Retirement Now Fund

Asset Class*	Risk Allocation	% of Total Net Assets**
Equity	46.64%	26.27%
Fixed Income	18.16	33.84
Commodities	31.93	20.28
Cash	3.27	37.97
Total	100.00%	118.36%

Invesco Balanced-Risk Retirement 2020 Fund
Asset Class*	Risk Allocation	% of Total Net Assets**
Equity	46.61%	26.26%
Fixed Income	18.14	33.82
Commodities	31.91	20.27
Cash	3.34	38.74
Total	100.00%	119.09%

Invesco Balanced-Risk Retirement 2030 Fund
Asset Class*	Risk Allocation	% of Total Net Assets**
Equity	48.14%	42.14%
Fixed Income	18.74	54.28
Commodities	32.96	32.53
Cash	0.16	2.89
Total	100.00%	131.84%

Invesco Balanced-Risk Retirement 2040 Fund
Asset Class*	Risk Allocation	% of Total Net Assets**
Equity	48.22%	50.26%
Fixed Income	18.77	64.74
Commodities	33.01	38.80
Cash	0.00	0.01
Total	100.00%	153.81%

Invesco Balanced-Risk Retirement 2050 Fund
Asset Class*	Risk Allocation	% of Total Net Assets**
Equity	48.22%	57.01%
Fixed Income	18.77	73.44
Commodities	33.01	44.01
Total	100.00%	174.46%

*	Based on the expected market exposure through investments in the underlying funds.
** Due	to the use of leverage, the percentages may not equal 100%.

Data presented here are as of December 31, 2020.

25	Invesco Balanced-Risk Retirement Funds

Schedule of Investments

December 31, 2020

Invesco Balanced-Risk Retirement Now Fund

Schedule of Investments in Affiliated Issuers–98.53%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Dividend Income	Shares 12/31/20	Value 12/31/20
Alternative Funds–60.56%
Invesco Balanced-Risk Allocation Fund, Class R6	60.56%	$10,859,325	$1,206,797	$(3,171,766)	$847,046	$21,592	$164,952	852,663	$9,762,994
Money Market Funds–37.97%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)	22.78%	4,345,662	2,866,573	(3,539,109)	–	–	16,121	3,673,126	3,673,126
Invesco Treasury Portfolio, Institutional Class, 0.01%(b)	15.19%	2,897,108	1,911,049	(2,359,407)	–	–	10,125	2,448,750	2,448,750
Total Money Market Funds		7,242,770	4,777,622	(5,898,516)	–	–	26,246		6,121,876
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $15,136,812)	98.53%	$18,102,095	$5,984,419	$(9,070,282)	$847,046	$21,592	$191,198		$15,884,870
OTHER ASSETS LESS LIABILITIES	1.47%								236,408
NET ASSETS	100.00%								$16,121,278

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Invesco Balanced-Risk Retirement 2020 Fund

Schedule of Investments in Affiliated Issuers–99.27%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Dividend Income	Shares 12/31/20	Value 12/31/20
Alternative Funds–60.53%
Invesco Balanced-Risk Allocation Fund, Class R6	60.53%	$27,764,912	$2,742,798	$(8,683,553)	$1,928,440	$158,163	$402,488	2,088,276	$23,910,760
Money Market Funds–38.74%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)	23.24%	10,692,845	7,762,704	(9,274,711)	–	–	40,067	9,180,838	9,180,838
Invesco Treasury Portfolio, Institutional Class, 0.01%(b)	15.50%	7,128,563	5,175,136	(6,183,140)	–	–	25,175	6,120,559	6,120,559
Total Money Market Funds		17,821,408	12,937,840	(15,457,851)	–	–	65,242		15,301,397
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $37,604,520)	99.27%	$45,586,320	$15,680,638	$(24,141,404)	$1,928,440	$158,163	$467,730		$39,212,157
OTHER ASSETS LESS LIABILITIES	0.73%								289,228
NET ASSETS	100.00%								$39,501,385

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Invesco Balanced-Risk Retirement 2030 Fund

Schedule of Investments in Affiliated Issuers–100.03%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20
Alternative Funds–97.14%
Invesco Balanced-Risk Aggressive Allocation Fund	–	$343,919	$–	$(340,952)	$77,468	$(80,435)	$–	–	$–
Invesco Balanced-Risk Allocation Fund, Class R6	97.14%	58,684,130	3,234,673	(13,650,883)	4,997,109	(761,673)	903,576	4,585,446	52,503,356
Total Alternative Funds		59,028,049	3,234,673	(13,991,835)	5,074,577	(842,108)	903,576		52,503,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Balanced-Risk Retirement Funds

Schedule of Investments–(continued)

Invesco Balanced-Risk Retirement 2030 Fund (continued)

Schedule of Investments in Affiliated Issuers–100.03%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20
Money Market Funds–2.89%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)	1.73%	$409,359	$8,999,046	$(8,469,635)	$–	$–	$835	938,770	$938,770
Invesco Treasury Portfolio, Institutional Class, 0.01%(b)	1.16%	272,906	5,999,364	(5,646,424)	–	–	505	625,846	625,846
Total Money Market Funds		682,265	14,998,410	(14,116,059)	–	–	1,340		1,564,616
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $51,559,754)	100.03%	$59,710,314	$18,233,083	$(28,107,894)	$5,074,577	$(842,108)	$904,916		$54,067,972
OTHER ASSETS LESS LIABILITIES	(0.03)%								(16,288)
NET ASSETS	100.00%								$54,051,684

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Invesco Balanced-Risk Retirement 2040 Fund

Schedule of Investments in Affiliated Issuers–100.09%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20
Alternative Funds–100.08%
Invesco Balanced-Risk Aggressive Allocation Fund	31.56%	$14,649,843	$661,133	$(3,896,998)	$2,084,833	$(570,124)	$288,766	1,454,296	$12,928,687
Invesco Balanced-Risk Allocation Fund, Class R6	68.52%	27,381,690	2,277,085	(3,737,401)	2,549,898	(401,460)	444,951	2,451,512	28,069,812
Total Alternative Funds		42,031,533	2,938,218	(7,634,399)	4,634,731	(971,584)	733,717		40,998,499
Money Market Funds–0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)	0.01%	260,783	3,222,808	(3,481,924)	–	–	386	1,667	1,667
Invesco Treasury Portfolio, Institutional Class, 0.01%(b)	0.00%	173,855	2,148,539	(2,321,282)	–	–	238	1,112	1,112
Total Money Market Funds		434,638	5,371,347	(5,803,206)	–	–	624		2,779
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $42,539,262)	100.09%	$42,466,171	$8,309,565	$(13,437,605)	$4,634,731	$(971,584)	$734,341		$41,001,278
OTHER ASSETS LESS LIABILITIES	(0.09)%								(36,594)
NET ASSETS	100.00%								$40,964,684

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Invesco Balanced-Risk Retirement 2050 Fund

Schedule of Investments in Affiliated Issuers–99.48%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20
Alternative Funds–99.48%
Invesco Balanced-Risk Aggressive Allocation Fund	63.89%	$21,749,785	$761,029	$(6,340,689)	$3,070,881	$(1,006,694)	$421,407	2,051,104	$18,234,312
Invesco Balanced-Risk Allocation Fund, Class R6	35.59%	10,500,081	1,400,555	(2,497,602)	951,139	(198,727)	166,570	886,938	10,155,446
Total Alternative Funds		32,249,866	2,161,584	(8,838,291)	4,022,020	(1,205,421)	587,977		28,389,758

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Balanced-Risk Retirement Funds

Schedule of Investments–(continued)

Invesco Balanced-Risk Retirement 2050 Fund (continued)

Schedule of Investments in Affiliated Issuers–99.48%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20
Money Market Funds–0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)	–	$128,322	$2,894,881	$(3,023,203)	$–	$–	$416	–	$–
Invesco Treasury Portfolio, Institutional Class, 0.01%(b)	–	85,548	1,929,921	(2,015,469)	–	–	262	–	–
Total Money Market Funds		213,870	4,824,802	(5,038,672)	–	–	678		–
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $27,381,152)	99.48%	$32,463,736	$6,986,386	$(13,876,963)	$4,022,020	$(1,205,421)	$588,655		$28,389,758
OTHER ASSETS LESS LIABILITIES	0.52%								148,857
NET ASSETS	100.00%								$28,538,615

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Balanced-Risk Retirement Funds

Statements of Assets and Liabilities

December 31, 2020

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Assets:

Investments in affiliated underlying funds, at value	$15,884,870	$39,212,157	$54,067,972	$41,001,278	$28,389,758

Cash	9,576	–	21,769	17,049	–

Receivable for:
Investments sold - affiliated underlying funds	252,661	394,319	466,614	–	199,475

Dividends - affiliated underlying funds	93	228	23	–	–

Fund shares sold	4,800	12,767	40,775	26,202	40,093

Investment for trustee deferred compensation and retirement plans	51,947	48,878	48,635	45,224	41,621

Other assets	59,956	60,570	61,164	60,781	59,974

Total assets	16,263,903	39,728,919	54,706,952	41,150,534	28,730,921

Liabilities:

Payable for:
Fund shares reacquired	49,444	50,005	524,818	68,798	55,219

Amount due custodian	–	66,165	–	–	42,030

Accrued fees to affiliates	7,992	29,205	41,258	26,159	19,035

Accrued other operating expenses	32,205	31,050	38,217	44,355	33,409

Trustee deferred compensation and retirement plans	52,984	51,109	50,975	46,538	42,613

Total liabilities	142,625	227,534	655,268	185,850	192,306

Net assets applicable to shares outstanding	$16,121,278	$39,501,385	$54,051,684	$40,964,684	$28,538,615

Net assets consist of:

Shares of beneficial interest	$15,383,901	$38,387,902	$53,514,742	$44,861,498	$29,690,805

Distributable earnings (loss)	737,377	1,113,483	536,942	(3,896,814)	(1,152,190)

	$16,121,278	$39,501,385	$54,051,684	$40,964,684	$28,538,615

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Balanced-Risk Retirement Funds

Statements of Assets and Liabilities–(continued)

December 31, 2020

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund

Net Assets:

Class A	$9,334,455	$24,574,075	$37,236,178	$26,533,952	$19,571,732

Class AX	$4,353,713	$4,809,612	$3,341,088	$2,113,744	$764,645

Class C	$995,133	$2,876,486	$5,287,893	$4,939,697	$3,416,097

Class CX	$21,389	$99,381	$41,261	$25,957	$–

Class R	$1,024,938	$3,116,234	$6,381,019	$6,401,140	$3,997,074

Class RX	$74,959	$238,109	$365,422	$92,920	$94,442

Class Y	$296,871	$3,765,416	$1,239,547	$811,956	$553,755

Class R5	$10,631	$12,642	$149,802	$35,975	$123,514

Class R6	$9,189	$9,430	$9,474	$9,343	$17,356

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,102,103	2,631,678	4,106,452	3,155,656	2,361,479

Class AX	514,803	515,070	368,090	251,798	92,152

Class C	124,085	314,484	595,438	605,016	425,477

Class CX	2,670	10,870	4,647	3,184	–

Class R	123,178	334,806	709,393	769,916	488,423

Class RX	9,018	25,582	40,651	11,173	11,522

Class Y	34,416	403,642	136,022	95,806	66,258

Class R5	1,234	1,347	16,386	4,238	14,764

Class R6	1,066	1,004	1,036	1,100	2,070

Class A:
Net asset value per share	$8.47	$9.34	$9.07	$8.41	$8.29

Maximum offering price per share (Net asset value ÷ 94.50%)	$8.96	$9.88	$9.60	$8.90	$8.77

Class AX:
Net asset value per share	$8.46	$9.34	$9.08	$8.39	$8.30

Maximum offering price per share (Net asset value ÷ 94.50%)	$8.95	$9.88	$9.61	$8.88	$8.78

Class C:
Net asset value and offering price per share	$8.02	$9.15	$8.88	$8.16	$8.03

Class CX:
Net asset value and offering price per share	$8.01	$9.14	$8.88	$8.15	$–

Class R:
Net asset value and offering price per share	$8.32	$9.31	$9.00	$8.31	$8.18

Class RX:
Net asset value and offering price per share	$8.31	$9.31	$8.99	$8.32	$8.20

Class Y:
Net asset value and offering price per share	$8.63	$9.33	$9.11	$8.48	$8.36

Class R5:
Net asset value and offering price per share	$8.62	$9.39	$9.14	$8.49	$8.37

Class R6:
Net asset value and offering price per share	$8.62	$9.39	$9.14	$8.49	$8.38

Cost of Investments in affiliated underlying funds	$15,136,812	$37,604,520	$51,559,754	$42,539,262	$27,381,152

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Balanced-Risk Retirement Funds

Statements of Operations

For the year ended December 31, 2020

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Investment income:

Dividends from affiliated underlying funds	$191,198	$467,730	$904,916	$734,341	$588,655

Expenses:

Administrative services fees	2,538	6,443	8,178	5,774	4,301

Custodian fees	1,336	1,424	1,347	1,304	1,114

Distribution fees:
Class A	22,228	68,524	93,200	62,105	47,035

Class AX	12,996	12,097	9,104	4,831	1,790

Class C	17,731	40,294	74,220	54,574	38,277

Class CX	825	1,598	615	371	1,143

Class R	5,817	20,721	34,945	33,405	19,625

Class RX	344	1,084	1,570	420	344

Transfer agent fees – A, AX, C, CX, R, RX and Y	28,416	75,999	108,655	90,078	85,328

Transfer agent fees – R5	10	11	50	30	85

Transfer agent fees – R6	9	8	3	8	15

Trustees’ and officers’ fees and benefits	19,260	19,404	19,583	19,451	19,437

Registration and filing fees	95,161	97,021	97,344	96,077	95,685

Reports to shareholders	25,035	17,445	19,180	23,723	20,406

Professional services fees	27,971	32,566	32,260	30,124	31,249

Other	15,971	16,171	16,108	18,346	15,033

Total expenses	275,648	410,810	516,362	440,621	380,867

Less: Fees waived and/or expenses reimbursed	(215,707)	(266,493)	(302,709)	(284,916)	(272,654)

Net expenses	59,941	144,317	213,653	155,705	108,213

Net investment income	131,257	323,413	691,263	578,636	480,442

Realized and unrealized gain (loss) from:

Net realized gain (loss) on sales of affiliated underlying fund shares	21,592	158,163	(842,108)	(971,584)	(1,205,421)

Change in net unrealized appreciation of affiliated underlying fund shares	847,046	1,928,440	5,074,577	4,634,731	4,022,020

Net realized and unrealized gain	868,638	2,086,603	4,232,469	3,663,147	2,816,599

Net increase in net assets resulting from operations	$999,895	$2,410,016	$4,923,732	$4,241,783	$3,297,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Balanced-Risk Retirement Funds

Statements of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	Invesco Balanced-Risk Retirement Now Fund		Invesco Balanced-Risk Retirement 2020 Fund
	2020	2019	2020	2019
Operations:

Net investment income	$131,257	$757,090	$323,413	$1,900,926

Net realized gain (loss)	21,592	537,451	158,163	1,408,148

Change in net unrealized appreciation	847,046	402,945	1,928,440	1,068,456

Net increase in net assets resulting from operations	999,895	1,697,486	2,410,016	4,377,530

Distributions to shareholders from distributable earnings:

Class A	(229,134)	(460,586)	(251,097)	(1,451,734)

Class AX	(114,331)	(331,956)	(48,733)	(254,380)

Class C	(36,815)	(112,013)	(24,264)	(163,137)

Class CX	(1,421)	(15,111)	(792)	(16,176)

Class R	(25,633)	(53,044)	(25,363)	(201,097)

Class RX	(1,819)	(3,832)	(1,701)	(9,677)

Class Y	(7,384)	(12,803)	(48,100)	(103,165)

Class R5	(271)	(593)	(162)	(686)

Class R6	(235)	(517)	(120)	(512)

Total distributions from distributable earnings	(417,043)	(990,455)	(400,332)	(2,200,564)

Share transactions–net:

Class A	592,269	(96,372)	(6,206,357)	376,056

Class AX	(1,861,244)	(282,787)	(583,407)	(203,147)

Class C	(1,128,142)	(273,437)	(1,434,809)	(1,338,347)

Class CX	(209,768)	(501,930)	(283,577)	(615,076)

Class R	(401,715)	(41,812)	(1,374,565)	(523,639)

Class RX	2,350	(10,546)	10,247	(66,759)

Class Y	54,183	20,811	1,632,074	(126,446)

Class R5	25	(92,456)	–	(635,648)

Class R6	–	–	–	(73,226)

Net increase (decrease) in net assets resulting from share transactions	(2,952,042)	(1,278,529)	(8,240,394)	(3,206,232)

Net increase (decrease) in net assets	(2,369,190)	(571,498)	(6,230,710)	(1,029,266)

Net assets:

Beginning of year	18,490,468	19,061,966	45,732,095	46,761,361

End of year	$16,121,278	$18,490,468	$39,501,385	$45,732,095

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Balanced-Risk Retirement Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2020 and 2019

	Invesco Balanced-Risk Retirement 2030 Fund		Invesco Balanced-Risk Retirement 2040 Fund
	2020	2019	2020	2019
Operations:

Net investment income	$691,263	$3,413,608	$578,636	$2,700,045

Net realized gain (loss)	(842,108)	2,365,707	(971,584)	1,976,350

Change in net unrealized appreciation	5,074,577	1,945,044	4,634,731	1,743,671

Net increase in net assets resulting from operations	4,923,732	7,724,359	4,241,783	6,420,066

Distributions to shareholders from distributable earnings:

Class A	(1,441,829)	(1,695,191)	(759,017)	(1,497,325)

Class AX	(125,963)	(180,994)	(60,324)	(122,173)

Class C	(208,304)	(315,576)	(161,257)	(305,368)

Class CX	(1,609)	(6,046)	(941)	(3,221)

Class R	(224,137)	(334,710)	(190,437)	(412,015)

Class RX	(12,729)	(13,509)	(2,633)	(6,283)

Class Y	(49,186)	(49,189)	(23,935)	(52,466)

Class R5	(5,909)	(6,501)	(1,022)	(1,655)

Class R6	(388)	(446)	(270)	(548)

Total distributions from distributable earnings	(2,070,054)	(2,602,162)	(1,199,836)	(2,401,054)

Share transactions–net:

Class A	(2,929,679)	3,740,084	(1,495,887)	286,217

Class AX	(845,405)	164,440	(143,340)	50,243

Class C	(3,274,817)	(2,148,505)	(1,288,449)	(633,825)

Class CX	(68,397)	(421,361)	(33,432)	(123,998)

Class R	(1,789,732)	665,355	(1,390,159)	108,807

Class RX	34,911	(98,387)	(24,825)	(90,396)

Class Y	98,160	234,143	(133,341)	76,857

Class R5	5,395	(648,861)	6,018	(268,008)

Class R6	–	–	–	–

Net increase (decrease) in net assets resulting from share transactions	(8,769,564)	1,486,908	(4,503,415)	(594,103)

Net increase (decrease) in net assets	(5,915,886)	6,609,105	(1,461,468)	3,424,909

Net assets:

Beginning of year	59,967,570	53,358,465	42,426,152	39,001,243

End of year	$54,051,684	$59,967,570	$40,964,684	$42,426,152

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Balanced-Risk Retirement Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2020 and 2019

	Invesco Balanced-Risk Retirement 2050 Fund
	2020	2019
Operations:

Net investment income	$480,442	$2,304,239

Net realized gain (loss)	(1,205,421)	1,550,346

Change in net unrealized appreciation	4,022,020	1,464,034

Net increase in net assets resulting from operations	3,297,041	5,318,619

Distributions to shareholders from distributable earnings:

Class A	(741,040)	(1,274,595)

Class AX	(28,569)	(52,939)

Class C	(149,749)	(255,833)

Class CX	–	(7,966)

Class R	(147,959)	(295,552)

Class RX	(3,541)	(4,073)

Class Y	(20,539)	(204,197)

Class R5	(4,573)	(4,272)

Class R6	(651)	(1,057)

Total distributions from distributable earnings	(1,096,621)	(2,100,484)

Share transactions–net:

Class A	(1,836,965)	1,119,582

Class AX	(100,475)	3,836

Class C	(1,012,119)	(723,869)

Class CX	(138,420)	(14,138)

Class R	(773,830)	(200,496)

Class RX	26,284	(6,147)

Class Y	(2,389,808)	179,298

Class R5	47,921	(95,379)

Class R6	904	3,505

Net increase (decrease) in net assets resulting from share transactions	(6,176,508)	266,192

Net increase (decrease) in net assets	(3,976,088)	3,484,327

Net assets:

Beginning of year	32,514,703	29,030,376

End of year	$28,538,615	$32,514,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Balanced-Risk Retirement Funds

Financial Highlights

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Balanced-Risk Retirement Now Fund

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$8.20	$ 0.07	$ 0.41	$ 0.48	$(0.06)	$(0.15)	$(0.21)	$8.47	5.92%	$9,334	0.25	%(f)	1.48	%(f)	0.85	%(f)	12%
Year ended 12/31/19	7.91	0.35	0.41	0.76	(0.44)	(0.03)	(0.47)	8.20	9.64	8,351	0.25		1.49		4.15		11
Year ended 12/31/18	8.47	0.04	(0.35)	(0.31)	(0.03)	(0.22)	(0.25)	7.91	(3.70)	8,151	0.25		1.64		0.43		1
Year ended 12/31/17	8.26	0.00	0.50	0.50	(0.16)	(0.13)	(0.29)	8.47	6.11	10,053	0.25		1.50		0.05		10
Year ended 12/31/16	8.11	0.19	0.36	0.55	(0.29)	(0.11)	(0.40)	8.26	6.74	10,130	0.25		1.32		2.20		10
Class AX
Year ended 12/31/20	8.18	0.07	0.42	0.49	(0.06)	(0.15)	(0.21)	8.46	6.06	4,354	0.25	(f)	1.48	(f)	0.85	(f)	12
Year ended 12/31/19	7.90	0.35	0.40	0.75	(0.44)	(0.03)	(0.47)	8.18	9.51	6,079	0.25		1.49		4.15		11
Year ended 12/31/18	8.45	0.04	(0.34)	(0.30)	(0.03)	(0.22)	(0.25)	7.90	(3.59)	6,124	0.25		1.64		0.43		1
Year ended 12/31/17	8.25	0.00	0.49	0.49	(0.16)	(0.13)	(0.29)	8.45	5.99	7,608	0.25		1.50		0.05		10
Year ended 12/31/16	8.10	0.18	0.37	0.55	(0.29)	(0.11)	(0.40)	8.25	6.75	8,641	0.25		1.32		2.20		10
Class C
Year ended 12/31/20	7.81	0.01	0.40	0.41	(0.05)	(0.15)	(0.20)	8.02	5.21	995	1.00	(f)	2.23	(f)	0.10	(f)	12
Year ended 12/31/19	7.59	0.27	0.39	0.66	(0.41)	(0.03)	(0.44)	7.81	8.63	2,110	1.00		2.24		3.40		11
Year ended 12/31/18	8.17	(0.03)	(0.32)	(0.35)	(0.01)	(0.22)	(0.23)	7.59	(4.27)	2,314	1.00		2.39		(0.32)		1
Year ended 12/31/17	8.02	(0.06)	0.48	0.42	(0.14)	(0.13)	(0.27)	8.17	5.27	3,423	1.00		2.25		(0.70)		10
Year ended 12/31/16	7.89	0.12	0.37	0.49	(0.25)	(0.11)	(0.36)	8.02	6.16	3,522	1.00		2.07		1.45		10
Class CX
Year ended 12/31/20	7.81	0.01	0.39	0.40	(0.05)	(0.15)	(0.20)	8.01	5.07	21	1.00	(f)	2.23	(f)	0.10	(f)	12
Year ended 12/31/19	7.58	0.27	0.40	0.67	(0.41)	(0.03)	(0.44)	7.81	8.78	235	1.00		2.24		3.40		11
Year ended 12/31/18	8.17	(0.03)	(0.33)	(0.36)	(0.01)	(0.22)	(0.23)	7.58	(4.40)	707	1.00		2.39		(0.32)		1
Year ended 12/31/17	8.01	(0.06)	0.49	0.43	(0.14)	(0.13)	(0.27)	8.17	5.40	1,121	1.00		2.25		(0.70)		10
Year ended 12/31/16	7.89	0.12	0.36	0.48	(0.25)	(0.11)	(0.36)	8.01	6.03	1,638	1.00		2.07		1.45		10
Class R
Year ended 12/31/20	8.07	0.05	0.41	0.46	(0.06)	(0.15)	(0.21)	8.32	5.69	1,025	0.50	(f)	1.73	(f)	0.60	(f)	12
Year ended 12/31/19	7.81	0.32	0.40	0.72	(0.43)	(0.03)	(0.46)	8.07	9.22	1,394	0.50		1.74		3.90		11
Year ended 12/31/18	8.37	0.01	(0.33)	(0.32)	(0.02)	(0.22)	(0.24)	7.81	(3.81)	1,374	0.50		1.89		0.18		1
Year ended 12/31/17	8.18	(0.02)	0.49	0.47	(0.15)	(0.13)	(0.28)	8.37	5.84	1,374	0.50		1.75		(0.20)		10
Year ended 12/31/16	8.05	0.16	0.35	0.51	(0.27)	(0.11)	(0.38)	8.18	6.37	1,732	0.50		1.57		1.95		10
Class RX
Year ended 12/31/20	8.06	0.05	0.41	0.46	(0.06)	(0.15)	(0.21)	8.31	5.69	75	0.50	(f)	1.73	(f)	0.60	(f)	12
Year ended 12/31/19	7.80	0.32	0.40	0.72	(0.43)	(0.03)	(0.46)	8.06	9.22	71	0.50		1.74		3.90		11
Year ended 12/31/18	8.36	0.01	(0.33)	(0.32)	(0.02)	(0.22)	(0.24)	7.80	(3.81)	78	0.50		1.89		0.18		1
Year ended 12/31/17	8.17	(0.02)	0.49	0.47	(0.15)	(0.13)	(0.28)	8.36	5.84	87	0.50		1.75		(0.20)		10
Year ended 12/31/16	8.04	0.15	0.36	0.51	(0.27)	(0.11)	(0.38)	8.17	6.38	67	0.50		1.57		1.95		10
Class Y
Year ended 12/31/20	8.33	0.09	0.43	0.52	(0.07)	(0.15)	(0.22)	8.63	6.27	297	0.00	(f)	1.23	(f)	1.10	(f)	12
Year ended 12/31/19	8.03	0.37	0.42	0.79	(0.46)	(0.03)	(0.49)	8.33	9.78	232	0.00		1.24		4.40		11
Year ended 12/31/18	8.57	0.06	(0.35)	(0.29)	(0.03)	(0.22)	(0.25)	8.03	(3.36)	203	0.00		1.39		0.68		1
Year ended 12/31/17	8.33	0.03	0.51	0.54	(0.17)	(0.13)	(0.30)	8.57	6.51	306	0.00		1.25		0.30		10
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	460	0.00		1.07		2.45		10
Class R5
Year ended 12/31/20	8.32	0.09	0.43	0.52	(0.07)	(0.15)	(0.22)	8.62	6.28	11	0.00	(f)	1.17	(f)	1.10	(f)	12
Year ended 12/31/19	8.02	0.37	0.42	0.79	(0.46)	(0.03)	(0.49)	8.32	9.78	10	0.00		1.13		4.40		11
Year ended 12/31/18	8.56	0.06	(0.35)	(0.29)	(0.03)	(0.22)	(0.25)	8.02	(3.36)	102	0.00		1.31		0.68		1
Year ended 12/31/17	8.33	0.03	0.50	0.53	(0.17)	(0.13)	(0.30)	8.56	6.39	124	0.00		1.16		0.30		10
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	139	0.00		0.98		2.45		10
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Balanced-Risk Retirement Funds

Financial Highlights—(continued)

	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed (d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets (b)		Portfolio turnover (e)
Class R6
Year ended 12/31/20	$8.32	$0.09	$0.43	$0.52	$(0.07)	$(0.15)	$(0.22)	$8.62	6.28%	$9	0.00	%(f)	1.17	%(f)	1.10	%(f)	12%
Year ended 12/31/19	8.02	0.37	0.42	0.79	(0.46)	(0.03)	(0.49)	8.32	9.78	9	0.00		1.12		4.40		11
Year ended 12/31/18	8.56	0.06	(0.35)	(0.29)	(0.03)	(0.22)	(0.25)	8.02	(3.36)	9	0.00		1.26		0.68		1
Year ended 12/31/17	8.33	0.03	0.50	0.53	(0.17)	(0.13)	(0.30)	8.56	6.39	644	0.00		1.10		0.30		10
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	574	0.00		0.93		2.45		10

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.58%, 0.59%, 0.58%, 0.58% and 0.56% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $8,891, $5,198, $1,773, $82, $1,163, $69, $263 , $10 and $9 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Balanced-Risk Retirement 2020 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets (b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$8.91	$0.07	$0.45	$0.52	$(0.09)	$—	$(0.09)	$9.34	5.90%	$24,574	0.25	%(f)	0.86	%(f)	0.82	%(f)	10%
Year ended 12/31/19	8.52	0.38	0.47	0.85	(0.46)	—	(0.46)	8.91	9.99	29,571	0.25		0.88		4.21		10
Year ended 12/31/18	9.05	0.03	(0.41)	(0.38)	(0.15)	—	(0.15)	8.52	(4.20)	27,882	0.25		0.94		0.30		0
Year ended 12/31/17	8.69	(0.00)	0.63	0.63	(0.27)	—	(0.27)	9.05	7.24	36,409	0.25		0.88		(0.04)		6
Year ended 12/31/16	8.25	0.23	0.50	0.73	(0.24)	(0.05)	(0.29)	8.69	8.77	38,580	0.25		0.82		2.67		11
Class AX
Year ended 12/31/20	8.91	0.07	0.45	0.52	(0.09)	—	(0.09)	9.34	5.90	4,810	0.25	(f)	0.86	(f)	0.82	(f)	10
Year ended 12/31/19	8.52	0.38	0.47	0.85	(0.46)	—	(0.46)	8.91	9.99	5,184	0.25		0.88		4.21		10
Year ended 12/31/18	9.05	0.03	(0.41)	(0.38)	(0.15)	—	(0.15)	8.52	(4.20)	5,157	0.25		0.94		0.30		0
Year ended 12/31/17	8.69	0.00	0.63	0.63	(0.27)	—	(0.27)	9.05	7.24	6,510	0.25		0.88		(0.04)		6
Year ended 12/31/16	8.25	0.23	0.50	0.73	(0.24)	(0.05)	(0.29)	8.69	8.77	7,220	0.25		0.82		2.67		11
Class C
Year ended 12/31/20	8.76	0.01	0.44	0.45	(0.06)	—	(0.06)	9.15	5.14	2,876	1.00	(f)	1.61	(f)	0.07	(f)	10
Year ended 12/31/19	8.35	0.31	0.46	0.77	(0.36)	—	(0.36)	8.76	9.24	4,142	1.00		1.63		3.46		10
Year ended 12/31/18	8.94	(0.04)	(0.40)	(0.44)	(0.15)	—	(0.15)	8.35	(4.93)	5,242	1.00		1.69		(0.45)		0
Year ended 12/31/17	8.59	(0.07)	0.61	0.54	(0.19)	—	(0.19)	8.94	6.35	7,345	1.00		1.63		(0.79)		6
Year ended 12/31/16	8.15	0.16	0.50	0.66	(0.17)	(0.05)	(0.22)	8.59	8.01	7,798	1.00		1.57		1.92		11
Class CX
Year ended 12/31/20	8.76	0.01	0.43	0.44	(0.06)	—	(0.06)	9.14	5.03	99	1.00	(f)	1.61	(f)	0.07	(f)	10
Year ended 12/31/19	8.35	0.30	0.47	0.77	(0.36)	—	(0.36)	8.76	9.25	386	1.00		1.63		3.46		10
Year ended 12/31/18	8.94	(0.04)	(0.40)	(0.44)	(0.15)	—	(0.15)	8.35	(4.93)	950	1.00		1.69		(0.45)		0
Year ended 12/31/17	8.58	(0.07)	0.62	0.55	(0.19)	—	(0.19)	8.94	6.48	1,138	1.00		1.63		(0.79)		6
Year ended 12/31/16	8.15	0.16	0.49	0.65	(0.17)	(0.05)	(0.22)	8.58	7.89	1,466	1.00		1.57		1.92		11
Class R
Year ended 12/31/20	8.88	0.05	0.45	0.50	(0.07)	—	(0.07)	9.31	5.61	3,116	0.50	(f)	1.11	(f)	0.57	(f)	10
Year ended 12/31/19	8.46	0.36	0.47	0.83	(0.41)	—	(0.41)	8.88	9.86	4,312	0.50		1.13		3.96		10
Year ended 12/31/18	9.01	0.00	(0.40)	(0.40)	(0.15)	—	(0.15)	8.46	(4.44)	4,607	0.50		1.19		0.05		0
Year ended 12/31/17	8.65	(0.03)	0.63	0.60	(0.24)	—	(0.24)	9.01	6.99	7,006	0.50		1.13		(0.29)		6
Year ended 12/31/16	8.22	0.20	0.49	0.69	(0.21)	(0.05)	(0.26)	8.65	8.40	7,083	0.50		1.07		2.42		11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Balanced-Risk Retirement Funds

Financial Highlights—(continued)

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class RX
Year ended 12/31/20	$8.88	$0.05	$0.45	$0.50	$(0.07)	$–	$(0.07)	$9.31	5.61%	$238	0.50	%(f)	1.11	%(f)	0.57	%(f)	10%
Year ended 12/31/19	8.47	0.35	0.47	0.82	(0.41)	–	(0.41)	8.88	9.73	217	0.50		1.13		3.96		10
Year ended 12/31/18	9.01	0.00	(0.39)	(0.39)	(0.15)	–	(0.15)	8.47	(4.33)	272	0.50		1.19		0.05		0
Year ended 12/31/17	8.66	(0.03)	0.62	0.59	(0.24)	–	(0.24)	9.01	6.87	423	0.50		1.13		(0.29)		6
Year ended 12/31/16	8.22	0.21	0.49	0.70	(0.21)	(0.05)	(0.26)	8.66	8.52	419	0.50		1.07		2.42		11
Class Y
Year ended 12/31/20	8.90	0.09	0.46	0.55	(0.12)	–	(0.12)	9.33	6.19	3,765	0.00	(f)	0.61	(f)	1.07	(f)	10
Year ended 12/31/19	8.54	0.40	0.47	0.87	(0.51)	–	(0.51)	8.90	10.18	1,899	0.00		0.63		4.46		10
Year ended 12/31/18	9.04	0.05	(0.40)	(0.35)	(0.15)	–	(0.15)	8.54	(3.88)	1,935	0.00		0.69		0.55		0
Year ended 12/31/17	8.68	0.02	0.63	0.65	(0.29)	–	(0.29)	9.04	7.52	1,921	0.00		0.63		0.21		6
Year ended 12/31/16	8.25	0.25	0.49	0.74	(0.26)	(0.05)	(0.31)	8.68	8.92	3,583	0.00		0.57		2.92		11
Class R5
Year ended 12/31/20	8.96	0.09	0.46	0.55	(0.12)	–	(0.12)	9.39	6.15	13	0.00	(f)	0.54	(f)	1.07	(f)	10
Year ended 12/31/19	8.59	0.39	0.49	0.88	(0.51)	–	(0.51)	8.96	10.24	12	0.00		0.54		4.46		10
Year ended 12/31/18	9.09	0.05	(0.40)	(0.35)	(0.15)	–	(0.15)	8.59	(3.85)	641	0.00		0.60		0.55		0
Year ended 12/31/17	8.73	0.02	0.63	0.65	(0.29)	–	(0.29)	9.09	7.48	728	0.00		0.54		0.21		6
Year ended 12/31/16	8.29	0.24	0.51	0.75	(0.26)	(0.05)	(0.31)	8.73	9.00	1,194	0.00		0.47		2.92		11
Class R6
Year ended 12/31/20	8.96	0.09	0.46	0.55	(0.12)	–	(0.12)	9.39	6.15	9	0.00	(f)	0.54	(f)	1.07	(f)	10
Year ended 12/31/19	8.59	0.40	0.48	0.88	(0.51)	–	(0.51)	8.96	10.23	9	0.00		0.52		4.46		10
Year ended 12/31/18	9.10	0.05	(0.41)	(0.36)	(0.15)	–	(0.15)	8.59	(3.96)	77	0.00		0.52		0.55		0
Year ended 12/31/17	8.74	0.02	0.63	0.65	(0.29)	–	(0.29)	9.10	7.47	3,014	0.00		0.45		0.21		6
Year ended 12/31/16	8.30	0.26	0.49	0.75	(0.26)	(0.05)	(0.31)	8.74	8.99	1,545	0.00		0.38		2.92		11

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.58%, 0.61%, 0.64%, 0.66% and 0.66% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $27,409, $4,839, $4,029, $160, $4,144, $217, $2,918 , $12 and $9 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Balanced-Risk Retirement 2030 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$8.65	$0.11	$0.66	$0.77	$(0.35)	$–	$(0.35)	$9.07	8.98%	$37,236	0.25	%(f)	0.78	%(f)	1.34	%(f)	6%
Year ended 12/31/19	7.88	0.53	0.65	1.18	(0.41)	–	(0.41)	8.65	14.95	38,131	0.25		0.83		6.18		11
Year ended 12/31/18	8.71	(0.02)	(0.60)	(0.62)	(0.21)	–	(0.21)	7.88	(7.09)	31,241	0.25		0.91		(0.24)		3
Year ended 12/31/17	8.14	(0.02)	0.85	0.83	(0.26)	–	(0.26)	8.71	10.20	41,546	0.25		0.85		(0.25)		9
Year ended 12/31/16	7.67	0.32	0.61	0.93	(0.40)	(0.06)	(0.46)	8.14	12.09	43,528	0.25		0.81		3.86		11
Class AX
Year ended 12/31/20	8.66	0.11	0.66	0.77	(0.35)	–	(0.35)	9.08	8.96	3,341	0.25	(f)	0.78	(f)	1.34	(f)	6
Year ended 12/31/19	7.89	0.53	0.65	1.18	(0.41)	–	(0.41)	8.66	14.93	4,046	0.25		0.83		6.18		11
Year ended 12/31/18	8.72	(0.02)	(0.60)	(0.62)	(0.21)	–	(0.21)	7.89	(7.08)	3,543	0.25		0.91		(0.24)		3
Year ended 12/31/17	8.14	(0.02)	0.86	0.84	(0.26)	–	(0.26)	8.72	10.33	4,629	0.25		0.85		(0.25)		9
Year ended 12/31/16	7.69	0.31	0.60	0.91	(0.40)	(0.06)	(0.46)	8.14	11.80	5,545	0.25		0.81		3.86		11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco Balanced-Risk Retirement Funds

Financial Highlights–(continued)

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class C
Year ended 12/31/20	$8.49	$0.05	$0.64	$0.69	$(0.30)	$—	$(0.30)	$8.88	8.20%	$5,288	1.00	%(f)	1.53	%(f)	0.59	%(f)	6%
Year ended 12/31/19	7.74	0.46	0.63	1.09	(0.34)	—	(0.34)	8.49	14.08	8,234	1.00		1.58		5.43		11
Year ended 12/31/18	8.62	(0.08)	(0.59)	(0.67)	(0.21)	—	(0.21)	7.74	(7.74)	9,562	1.00		1.66		(0.99)		3
Year ended 12/31/17	8.06	(0.08)	0.83	0.75	(0.19)	—	(0.19)	8.62	9.34	11,936	1.00		1.60		(1.00)		9
Year ended 12/31/16	7.59	0.25	0.61	0.86	(0.33)	(0.06)	(0.39)	8.06	11.33	11,502	1.00		1.56		3.11		11
Class CX
Year ended 12/31/20	8.50	0.05	0.63	0.68	(0.30)	—	(0.30)	8.88	8.07	41	1.00	(f)	1.53	(f)	0.59	(f)	6
Year ended 12/31/19	7.74	0.45	0.65	1.10	(0.34)	—	(0.34)	8.50	14.21	112	1.00		1.58		5.43		11
Year ended 12/31/18	8.63	(0.08)	(0.60)	(0.68)	(0.21)	—	(0.21)	7.74	(7.85)	490	1.00		1.66		(0.99)		3
Year ended 12/31/17	8.06	(0.08)	0.84	0.76	(0.19)	—	(0.19)	8.63	9.47	724	1.00		1.60		(1.00)		9
Year ended 12/31/16	7.59	0.25	0.61	0.86	(0.33)	(0.06)	(0.39)	8.06	11.33	801	1.00		1.56		3.11		11
Class R
Year ended 12/31/20	8.58	0.09	0.66	0.75	(0.33)	—	(0.33)	9.00	8.75	6,381	0.50	(f)	1.03	(f)	1.09	(f)	6
Year ended 12/31/19	7.82	0.51	0.64	1.15	(0.39)	—	(0.39)	8.58	14.66	7,887	0.50		1.08		5.93		11
Year ended 12/31/18	8.67	(0.04)	(0.60)	(0.64)	(0.21)	—	(0.21)	7.82	(7.35)	6,597	0.50		1.16		(0.49)		3
Year ended 12/31/17	8.10	(0.04)	0.84	0.80	(0.23)	—	(0.23)	8.67	9.97	8,538	0.50		1.10		(0.50)		9
Year ended 12/31/16	7.63	0.29	0.61	0.90	(0.37)	(0.06)	(0.43)	8.10	11.85	8,693	0.50		1.06		3.61		11
Class RX
Year ended 12/31/20	8.58	0.09	0.65	0.74	(0.33)	—	(0.33)	8.99	8.63	365	0.50	(f)	1.03	(f)	1.09	(f)	6
Year ended 12/31/19	7.82	0.50	0.65	1.15	(0.39)	—	(0.39)	8.58	14.66	314	0.50		1.08		5.93		11
Year ended 12/31/18	8.66	(0.04)	(0.59)	(0.63)	(0.21)	—	(0.21)	7.82	(7.24)	371	0.50		1.16		(0.49)		3
Year ended 12/31/17	8.09	(0.04)	0.84	0.80	(0.23)	—	(0.23)	8.66	9.99	561	0.50		1.10		(0.50)		9
Year ended 12/31/16	7.63	0.29	0.60	0.89	(0.37)	(0.06)	(0.43)	8.09	11.72	480	0.50		1.06		3.61		11
Class Y
Year ended 12/31/20	8.69	0.13	0.66	0.79	(0.37)	—	(0.37)	9.11	9.20	1,240	0.00	(f)	0.53	(f)	1.59	(f)	6
Year ended 12/31/19	7.91	0.56	0.65	1.21	(0.43)	—	(0.43)	8.69	15.29	1,097	0.00		0.58		6.43		11
Year ended 12/31/18	8.73	0.00	(0.61)	(0.61)	(0.21)	—	(0.21)	7.91	(6.95)	782	0.00		0.66		0.01		3
Year ended 12/31/17	8.16	0.00	0.85	0.85	(0.28)	—	(0.28)	8.73	10.46	890	0.00		0.60		0.00		9
Year ended 12/31/16	7.69	0.34	0.61	0.95	(0.42)	(0.06)	(0.48)	8.16	12.35	3,374	0.00		0.56		4.11		11
Class R5
Year ended 12/31/20	8.72	0.14	0.65	0.79	(0.37)	—	(0.37)	9.14	9.17	150	0.00	(f)	0.38	(f)	1.59	(f)	6
Year ended 12/31/19	7.94	0.55	0.66	1.21	(0.43)	—	(0.43)	8.72	15.24	138	0.00		0.41		6.43		11
Year ended 12/31/18	8.76	0.00	(0.61)	(0.61)	(0.21)	—	(0.21)	7.94	(6.93)	765	0.00		0.53		0.01		3
Year ended 12/31/17	8.18	0.00	0.86	0.86	(0.28)	—	(0.28)	8.76	10.55	761	0.00		0.49		0.00		9
Year ended 12/31/16	7.71	0.32	0.63	0.95	(0.42)	(0.06)	(0.48)	8.18	12.31	2,953	0.00		0.44		4.11		11
Class R6
Year ended 12/31/20	8.72	0.14	0.65	0.79	(0.37)	—	(0.37)	9.14	9.17	9	0.00	(f)	0.38	(f)	1.59	(f)	6
Year ended 12/31/19	7.94	0.56	0.65	1.21	(0.43)	—	(0.43)	8.72	15.24	9	0.00		0.41		6.43		11
Year ended 12/31/18	8.75	0.00	(0.60)	(0.60)	(0.21)	—	(0.21)	7.94	(6.82)	8	0.00		0.46		0.01		3
Year ended 12/31/17	8.18	0.00	0.85	0.85	(0.28)	—	(0.28)	8.75	10.43	3,128	0.00		0.41		0.00		9
Year ended 12/31/16	7.71	0.34	0.61	0.95	(0.42)	(0.06)	(0.48)	8.18	12.31	2,109	0.00		0.35		4.11		11

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.85%, 0.87%, 0.86%, 0.86% and 0.83% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $37,280, $3,642, $7,422, $61, $6,989, $314, $1,088 , $134 and $9 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38	Invesco Balanced-Risk Retirement Funds

Financial Highlights–(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$7.80	$0.12	$0.74	$0.86	$(0.25)	$–	$(0.25)	$8.41	11.02%	$26,534	0.25	%(f)	0.97	%(f)	1.59	%(f)	7%
Year ended 12/31/19	7.06	0.52	0.70	1.22	(0.48)	–	(0.48)	7.80	17.24	26,036	0.25		1.03		6.69		14
Year ended 12/31/18	7.94	(0.02)	(0.64)	(0.66)	(0.22)	–	(0.22)	7.06	(8.27)	23,297	0.25		1.08		(0.24)		6
Year ended 12/31/17	7.39	(0.02)	0.88	0.86	(0.31)	–	(0.31)	7.94	11.78	32,004	0.25		1.07		(0.25)		17
Year ended 12/31/16	6.91	0.38	0.59	0.97	(0.37)	(0.12)	(0.49)	7.39	14.07	30,678	0.25		1.06		5.06		13
Class AX
Year ended 12/31/20	7.79	0.12	0.73	0.85	(0.25)	–	(0.25)	8.39	10.91	2,114	0.25	(f)	0.97	(f)	1.59	(f)	7
Year ended 12/31/19	7.05	0.52	0.70	1.22	(0.48)	–	(0.48)	7.79	17.26	2,112	0.25		1.03		6.69		14
Year ended 12/31/18	7.93	(0.02)	(0.64)	(0.66)	(0.22)	–	(0.22)	7.05	(8.28)	1,874	0.25		1.08		(0.24)		6
Year ended 12/31/17	7.38	(0.02)	0.89	0.87	(0.32)	–	(0.32)	7.93	11.79	2,587	0.25		1.07		(0.25)		17
Year ended 12/31/16	6.90	0.38	0.59	0.97	(0.37)	(0.12)	(0.49)	7.38	14.09	2,815	0.25		1.06		5.06		13
Class C
Year ended 12/31/20	7.64	0.06	0.71	0.77	(0.25)	–	(0.25)	8.16	10.07	4,940	1.00	(f)	1.72	(f)	0.84	(f)	7
Year ended 12/31/19	6.93	0.45	0.68	1.13	(0.42)	–	(0.42)	7.64	16.26	5,869	1.00		1.78		5.94		14
Year ended 12/31/18	7.85	(0.08)	(0.62)	(0.70)	(0.22)	–	(0.22)	6.93	(8.87)	5,920	1.00		1.83		(0.99)		6
Year ended 12/31/17	7.31	(0.07)	0.87	0.80	(0.26)	–	(0.26)	7.85	10.95	6,369	1.00		1.82		(1.00)		17
Year ended 12/31/16	6.82	0.32	0.60	0.92	(0.31)	(0.12)	(0.43)	7.31	13.54	5,820	1.00		1.81		4.31		13
Class CX
Year ended 12/31/20	7.62	0.06	0.72	0.78	(0.25)	–	(0.25)	8.15	10.23	26	1.00	(f)	1.72	(f)	0.84	(f)	7
Year ended 12/31/19	6.91	0.45	0.68	1.13	(0.42)	–	(0.42)	7.62	16.30	60	1.00		1.78		5.94		14
Year ended 12/31/18	7.84	(0.08)	(0.63)	(0.71)	(0.22)	–	(0.22)	6.91	(9.01)	165	1.00		1.83		(0.99)		6
Year ended 12/31/17	7.30	(0.08)	0.88	0.80	(0.26)	–	(0.26)	7.84	10.96	213	1.00		1.82		(1.00)		17
Year ended 12/31/16	6.81	0.32	0.60	0.92	(0.31)	(0.12)	(0.43)	7.30	13.56	291	1.00		1.81		4.31		13
Class R
Year ended 12/31/20	7.73	0.10	0.73	0.83	(0.25)	–	(0.25)	8.31	10.73	6,401	0.50	(f)	1.22	(f)	1.34	(f)	7
Year ended 12/31/19	7.01	0.50	0.68	1.18	(0.46)	–	(0.46)	7.73	16.78	7,323	0.50		1.28		6.44		14
Year ended 12/31/18	7.90	(0.04)	(0.63)	(0.67)	(0.22)	–	(0.22)	7.01	(8.44)	6,534	0.50		1.33		(0.49)		6
Year ended 12/31/17	7.36	(0.04)	0.88	0.84	(0.30)	–	(0.30)	7.90	11.42	7,650	0.50		1.32		(0.50)		17
Year ended 12/31/16	6.87	0.36	0.60	0.96	(0.35)	(0.12)	(0.47)	7.36	14.00	6,981	0.50		1.31		4.81		13
Class RX
Year ended 12/31/20	7.74	0.10	0.73	0.83	(0.25)	–	(0.25)	8.32	10.72	93	0.50	(f)	1.22	(f)	1.34	(f)	7
Year ended 12/31/19	7.01	0.50	0.69	1.19	(0.46)	–	(0.46)	7.74	16.94	113	0.50		1.28		6.44		14
Year ended 12/31/18	7.90	(0.04)	(0.63)	(0.67)	(0.22)	–	(0.22)	7.01	(8.44)	189	0.50		1.33		(0.49)		6
Year ended 12/31/17	7.35	(0.03)	0.88	0.85	(0.30)	–	(0.30)	7.90	11.57	161	0.50		1.32		(0.50)		17
Year ended 12/31/16	6.88	0.34	0.60	0.94	(0.35)	(0.12)	(0.47)	7.35	13.68	138	0.50		1.31		4.81		13
Class Y
Year ended 12/31/20	7.84	0.14	0.75	0.89	(0.25)	–	(0.25)	8.48	11.35	812	0.00	(f)	0.72	(f)	1.84	(f)	7
Year ended 12/31/19	7.10	0.55	0.69	1.24	(0.50)	–	(0.50)	7.84	17.42	878	0.00		0.78		6.94		14
Year ended 12/31/18	7.96	0.00	(0.64)	(0.64)	(0.22)	–	(0.22)	7.10	(7.99)	725	0.00		0.83		0.01		6
Year ended 12/31/17	7.41	0.00	0.88	0.88	(0.33)	–	(0.33)	7.96	12.02	849	0.00		0.82		0.00		17
Year ended 12/31/16	6.92	0.39	0.61	1.00	(0.39)	(0.12)	(0.51)	7.41	14.47	1,528	0.00		0.81		5.31		13
Class R5
Year ended 12/31/20	7.85	0.14	0.75	0.89	(0.25)	–	(0.25)	8.49	11.34	36	0.00	(f)	0.59	(f)	1.84	(f)	7
Year ended 12/31/19	7.11	0.54	0.70	1.24	(0.50)	–	(0.50)	7.85	17.40	27	0.00		0.62		6.94		14
Year ended 12/31/18	7.98	0.00	(0.65)	(0.65)	(0.22)	–	(0.22)	7.11	(8.10)	288	0.00		0.66		0.01		6
Year ended 12/31/17	7.42	0.00	0.89	0.89	(0.33)	–	(0.33)	7.98	12.14	412	0.00		0.65		0.00		17
Year ended 12/31/16	6.94	0.37	0.62	0.99	(0.39)	(0.12)	(0.51)	7.42	14.29	739	0.00		0.62		5.31		13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39	Invesco Balanced-Risk Retirement Funds

Financial Highlights—(continued)

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class R6
Year ended 12/31/20	$7.85	$0.14	$0.75	$0.89	$(0.25)	$–	$(0.25)	$8.49	11.33%	$9	0.00	%(f)	0.59	%(f)	1.84	%(f)	7%
Year ended 12/31/19	7.11	0.55	0.69	1.24	(0.50)	–	(0.50)	7.85	17.39	9	0.00		0.62		6.94		14
Year ended 12/31/18	7.97	0.00	(0.64)	(0.64)	(0.22)	–	(0.22)	7.11	(7.99)	8	0.00		0.59		0.01		6
Year ended 12/31/17	7.42	0.00	0.88	0.88	(0.33)	–	(0.33)	7.97	12.00	3,181	0.00		0.56		0.00		17
Year ended 12/31/16	6.93	0.40	0.60	1.00	(0.39)	(0.12)	(0.51)	7.42	14.45	2,152	0.00		0.53		5.31		13

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.93%, 0.93%, 0.89%, 0.90% and 0.87% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $24,842, $1,932, $5,457, $37, $6,681, $84, $815 , $29 and $8 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Balanced-Risk Retirement 2050 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$7.62	$0.13	$0.86	$0.99	$(0.32)	$–	$(0.32)	$8.29	13.08%	$19,572	0.25	%(f)	1.18	%(f)	1.75	%(f)	7%
Year ended 12/31/19	6.83	0.58	0.75	1.33	(0.54)	–	(0.54)	7.62	19.42	19,768	0.25		1.28		7.61		13
Year ended 12/31/18	7.80	(0.02)	(0.72)	(0.74)	(0.12)	(0.11)	(0.23)	6.83	(9.46)	16,780	0.25		1.42		(0.24)		10
Year ended 12/31/17	7.19	(0.02)	0.97	0.95	(0.34)	–	(0.34)	7.80	13.30	21,082	0.25		1.43		(0.25)		18
Year ended 12/31/16	6.70	0.49	0.57	1.06	(0.55)	(0.02)	(0.57)	7.19	16.00	17,740	0.25		1.57		6.72		34
Class AX
Year ended 12/31/20	7.63	0.13	0.86	0.99	(0.32)	–	(0.32)	8.30	13.07	765	0.25	(f)	1.18	(f)	1.75	(f)	7
Year ended 12/31/19	6.84	0.58	0.75	1.33	(0.54)	–	(0.54)	7.63	19.39	807	0.25		1.28		7.61		13
Year ended 12/31/18	7.80	(0.02)	(0.71)	(0.73)	(0.12)	(0.11)	(0.23)	6.84	(9.33)	717	0.25		1.42		(0.24)		10
Year ended 12/31/17	7.19	(0.01)	0.96	0.95	(0.34)	–	(0.34)	7.80	13.30	1,025	0.25		1.43		(0.25)		18
Year ended 12/31/16	6.71	0.48	0.57	1.05	(0.55)	(0.02)	(0.57)	7.19	15.82	1,231	0.25		1.57		6.72		34
Class C
Year ended 12/31/20	7.45	0.07	0.83	0.90	(0.32)	–	(0.32)	8.03	12.17	3,416	1.00	(f)	1.93	(f)	1.00	(f)	7
Year ended 12/31/19	6.69	0.51	0.73	1.24	(0.48)	–	(0.48)	7.45	18.51	4,133	1.00		2.03		6.86		13
Year ended 12/31/18	7.69	(0.07)	(0.70)	(0.77)	(0.12)	(0.11)	(0.23)	6.69	(9.99)	4,398	1.00		2.17		(0.99)		10
Year ended 12/31/17	7.10	(0.07)	0.94	0.87	(0.28)	–	(0.28)	7.69	12.35	5,853	1.00		2.18		(1.00)		18
Year ended 12/31/16	6.61	0.43	0.58	1.01	(0.50)	(0.02)	(0.52)	7.10	15.38	5,273	1.00		2.32		5.97		34
Class CX
Year ended 12/31/20(g)	7.45	0.07	0.57	0.64	–	–	–	8.09	8.59	–	1.00	(f)(h)	1.96	(f)(h)	1.00	(f)(h)	7
Year ended 12/31/19	6.69	0.51	0.73	1.24	(0.48)	–	(0.48)	7.45	18.52	128	1.00		2.03		6.86		13
Year ended 12/31/18	7.69	(0.07)	(0.70)	(0.77)	(0.12)	(0.11)	(0.23)	6.69	(9.99)	129	1.00		2.17		(0.99)		10
Year ended 12/31/17	7.09	(0.07)	0.95	0.88	(0.28)	–	(0.28)	7.69	12.51	144	1.00		2.18		(1.00)		18
Year ended 12/31/16	6.61	0.43	0.57	1.00	(0.50)	(0.02)	(0.52)	7.10	15.23	142	1.00		2.32		5.97		34
Class R
Year ended 12/31/20	7.56	0.11	0.83	0.94	(0.32)	–	(0.32)	8.18	12.52	3,997	0.50	(f)	1.43	(f)	1.50	(f)	7
Year ended 12/31/19	6.78	0.56	0.74	1.30	(0.52)	–	(0.52)	7.56	19.14	4,527	0.50		1.53		7.36		13
Year ended 12/31/18	7.75	(0.04)	(0.70)	(0.74)	(0.12)	(0.11)	(0.23)	6.78	(9.52)	4,240	0.50		1.67		(0.49)		10
Year ended 12/31/17	7.15	(0.04)	0.96	0.92	(0.32)	–	(0.32)	7.75	12.96	4,227	0.50		1.68		(0.50)		18
Year ended 12/31/16	6.66	0.47	0.57	1.04	(0.53)	(0.02)	(0.55)	7.15	15.80	3,578	0.50		1.82		6.47		34

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40	Invesco Balanced-Risk Retirement Funds

Financial Highlights—(continued)

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover (e)
Class RX
Year ended 12/31/20	$7.56	$0.11	$0.85	$0.96	$(0.32)	$–	$(0.32)	$8.20	12.79%	$94	0.50	%(f)	1.43	%(f)	1.50	%(f)	7%
Year ended 12/31/19	6.78	0.56	0.74	1.30	(0.52)	–	(0.52)	7.56	19.13	63	0.50		1.53		7.36		13
Year ended 12/31/18	7.76	(0.04)	(0.71)	(0.75)	(0.12)	(0.11)	(0.23)	6.78	(9.64)	64	0.50		1.67		(0.49)		10
Year ended 12/31/17	7.16	(0.04)	0.96	0.92	(0.32)	–	(0.32)	7.76	12.94	58	0.50		1.68		(0.50)		18
Year ended 12/31/16	6.67	0.46	0.58	1.04	(0.53)	(0.02)	(0.55)	7.16	15.79	81	0.50		1.82		6.47		34
Class Y
Year ended 12/31/20	7.67	0.15	0.86	1.01	(0.32)	–	(0.32)	8.36	13.26	554	0.00	(f)	0.93	(f)	2.00	(f)	7
Year ended 12/31/19	6.87	0.61	0.75	1.36	(0.56)	–	(0.56)	7.67	19.73	3,011	0.00		1.03		7.86		13
Year ended 12/31/18	7.82	0.00	(0.72)	(0.72)	(0.12)	(0.11)	(0.23)	6.87	(9.18)	2,542	0.00		1.17		0.01		10
Year ended 12/31/17	7.20	0.00	0.98	0.98	(0.36)	–	(0.36)	7.82	13.67	4,251	0.00		1.18		0.00		18
Year ended 12/31/16	6.72	0.51	0.56	1.07	(0.57)	(0.02)	(0.59)	7.20	16.06	3,681	0.00		1.32		6.97		34
Class R5
Year ended 12/31/20	7.68	0.15	0.86	1.01	(0.32)	–	(0.32)	8.37	13.24	124	0.00	(f)	0.74	(f)	2.00	(f)	7
Year ended 12/31/19	6.88	0.61	0.75	1.36	(0.56)	–	(0.56)	7.68	19.72	62	0.00		0.77		7.86		13
Year ended 12/31/18	7.83	0.00	(0.72)	(0.72)	(0.12)	(0.11)	(0.23)	6.88	(9.17)	152	0.00		0.84		0.01		10
Year ended 12/31/17	7.21	0.00	0.98	0.98	(0.36)	–	(0.36)	7.83	13.65	114	0.00		0.94		0.00		18
Year ended 12/31/16	6.72	0.48	0.60	1.08	(0.57)	(0.02)	(0.59)	7.21	16.21	693	0.00		1.02		6.97		34
Class R6
Year ended 12/31/20	7.69	0.15	0.86	1.01	(0.32)	–	(0.32)	8.38	13.22	17	0.00	(f)	0.74	(f)	2.00	(f)	7
Year ended 12/31/19	6.89	0.61	0.75	1.36	(0.56)	–	(0.56)	7.69	19.68	15	0.00		0.74		7.86		13
Year ended 12/31/18	7.84	0.00	(0.72)	(0.72)	(0.12)	(0.11)	(0.23)	6.89	(9.16)	10	0.00		0.84		0.01		10
Year ended 12/31/17	7.22	0.00	0.98	0.98	(0.36)	–	(0.36)	7.84	13.63	1,639	0.00		0.84		0.00		18
Year ended 12/31/16	6.73	0.52	0.56	1.08	(0.57)	(0.02)	(0.59)	7.22	16.18	1,012	0.00		0.95		6.97		34

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 1.01%, 0.98%, 0.91%, 0.93% and 0.91% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $18,814, $716, $3,828, $120, $3,925, $69, $1,814 , $85 and $15 for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Reflects activity for the period January 1, 2020 through December 15, 2020 (date of liquidation). (h) Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41	Invesco Balanced-Risk Retirement Funds

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (collectively, the “Funds”). Information presented in these financial statements pertains only to the Funds. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The investment objectives of the Funds are: to provide real return and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement Now Fund; and to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund.

Each Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in an underlying fund without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

Each Fund currently consists of nine different classes of shares: Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6, except for Invesco Balanced-Risk Retirement 2050 Fund, which no longer offers Class CX shares. On December 15, 2020, Invesco Balanced-Risk Retirement 2050 Fund’s Class CX shares were liquidated. Class AX, Class CX and Class RX shares are closed to new investors. Class Y shares are available only to certain investors. Class A shares and Class AX shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C and Class CX shares are sold with a CDSC. Class R, Class RX, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C and Class CX shares held for ten years after purchase are eligible for automatic conversion into Class A and Class AX shares of the same Fund, respectively (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C or Class CX shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C and Class CX shares to Class A and Class AX shares occurred at the end of December 2020 for all Class C and Class CX shares that were held for more than eight years as of November 30, 2020.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may

42	Invesco Balanced-Risk Retirement Funds

become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Invesco Balanced-Risk Retirement Now Fund generally declares and pays dividends from net investment income, if any, quarterly. Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund generally declare and pay dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses - Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and

43	Invesco Balanced-Risk Retirement Funds

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Other Risks – The Funds and certain of the underlying funds are non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Funds’ shares may vary more widely and the Funds may be subject to greater market and credit risk than if the Funds invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and, for Invesco Balanced-Risk Retirement Now Fund, a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through at least April 30, 2021, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table (the “expense limits”):

	Class A/AX	Class C/CX	Class R/RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2020 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2030 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2040 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2050 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues each Fund’s fee waiver agreement, it will terminate on April 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

For the year ended December 31, 2020, Invesco reimbursed the following expenses:

	Fund Level	Class A	Class AX	Class C	Class CX	Class R	Class RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	$187,272	$14,409	$8,517	$2,913	$132	$1,908	$112	$425	$10	$9
Invesco Balanced-Risk Retirement 2020 Fund	190,230	47,747	8,416	7,010	278	7,229	376	4,943	11	8
Invesco Balanced-Risk Retirement 2030 Fund	193,540	71,194	7,000	14,257	120	13,409	599	2,077	50	3
Invesco Balanced-Risk Retirement 2040 Fund	194,345	56,156	4,368	12,337	84	15,102	190	1,840	30	8
Invesco Balanced-Risk Retirement 2050 Fund	186,739	54,744	2,090	11,140	365	11,513	198	5,278	85	15
The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Funds.

44	Invesco Balanced-Risk Retirement Funds

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statements of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class AX, Class C, Class CX, Class R and Class RX shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Also, each Fund, pursuant to the Plans, reimburses IDI up to a maximum annual rate of 0.25% of each Fund’s average daily net assets of Class AX shares, 1.00% of the average daily net assets of each Fund’s Class CX shares and 0.50% of each Fund’s average daily net assets of Class RX shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statements of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A and Class AX shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A and Class AX shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charges		Contingent Deferred Sales Charges
	Class A	Class AX	Class A	Class AX	Class C	Class CX
Invesco Balanced-Risk Retirement Now Fund	$2,426	$72	$0	$0	$0	$0
Invesco Balanced-Risk Retirement 2020 Fund	9,322	370	0	0	8	0
Invesco Balanced-Risk Retirement 2030 Fund	21,493	212	0	0	365	0
Invesco Balanced-Risk Retirement 2040 Fund	15,457	113	0	0	328	0
Invesco Balanced-Risk Retirement 2050 Fund	14,521	92	0	0	46	0

The underlying Invesco Funds pay no distribution fees for Class R6 shares or shares of Invesco Balanced-Risk Aggressive Allocation Fund, and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of December 31, 2020, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Balanced-Risk Retirement 2040 Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Affiliated Issuers	$28,069,812	$12,928,687	$–	$40,998,499
Money Market Funds	2,779	–	–	2,779
Total Investments	$28,072,591	$12,928,687	$–	$41,001,278

Invesco Balanced-Risk Retirement 2050 Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Affiliated Issuers	$10,155,446	$18,234,312	$–	$28,389,758

45	Invesco Balanced-Risk Retirement Funds

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Funds received credits from these arrangements, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Balanced-Risk Retirement Now Fund	$0
Invesco Balanced-Risk Retirement 2020 Fund	245
Invesco Balanced-Risk Retirement 2030 Fund	460
Invesco Balanced-Risk Retirement 2040 Fund	456
Invesco Balanced-Risk Retirement 2050 Fund	487

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

NOTE 6–Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Funds may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Funds’ total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	December 31, 2020			December 31, 2019
	Ordinary income*	Long-term capital gains	Total distributions	Ordinary Income	Long-Term Capital Gains	Total distributions
Invesco Balanced-Risk Retirement Now Fund	$121,980	$295,063	$417,043	$930,385	$60,070	$990,455
Invesco Balanced-Risk Retirement 2020 Fund	400,332	–	400,332	2,200,564	–	2,200,564
Invesco Balanced-Risk Retirement 2030 Fund	2,070,054	–	2,070,054	2,602,162	–	2,602,162
Invesco Balanced-Risk Retirement 2040 Fund	1,199,836	–	1,199,836	2,401,054	–	2,401,054
Invesco Balanced-Risk Retirement 2050 Fund	1,096,621	–	1,096,621	2,100,484	–	2,100,484

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net unrealized Appreciation (Depreciation) - Investments	Temporary Book/Tax Differences	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Invesco Balanced-Risk Retirement Now Fund	$21,176	$37,716	$713,701	$(35,216)	$–	$15,383,901	$16,121,278
Invesco Balanced-Risk Retirement 2020 Fund	185,490	–	1,541,715	(34,472)	(579,250)	38,387,902	39,501,385
Invesco Balanced-Risk Retirement 2030 Fund	436,171	–	2,188,613	(34,414)	(2,053,428)	53,514,742	54,051,684
Invesco Balanced-Risk Retirement 2040 Fund	536,690	–	(2,124,646)	(31,084)	(2,277,774)	44,861,498	40,964,684
Invesco Balanced-Risk Retirement 2050 Fund	357,327	–	105,291	(28,344)	(1,586,464)	29,690,805	28,538,615

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds’ temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

46	Invesco Balanced-Risk Retirement Funds

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Funds have a capital loss carryforward as of December 31, 2020, as follows:

	Short-Term	Long-Term
Fund	Not subject to Expiration	Not subject to Expiration	Total
Invesco Balanced-Risk Retirement Now Fund	$–	$–	$–
Invesco Balanced-Risk Retirement 2020 Fund	–	579,250	579,250
Invesco Balanced-Risk Retirement 2030 Fund	122,412	1,931,016	2,053,428
Invesco Balanced-Risk Retirement 2040 Fund	62,215	2,215,559	2,277,774
Invesco Balanced-Risk Retirement 2050 Fund	99,570	1,486,894	1,586,464

NOTE 8–Investment Transactions

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

			At December 31, 2020
	For the year ended December 31, 2020*			Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
	Purchases	Sales	Federal Tax Cost**
Invesco Balanced-Risk Retirement Now Fund	$1,206,797	$3,171,766	$15,171,169	$713,701	$–	$713,701
Invesco Balanced-Risk Retirement 2020 Fund	2,742,798	8,683,553	37,670,442	1,541,715	–	1,541,715
Invesco Balanced-Risk Retirement 2030 Fund	3,234,673	13,991,835	51,879,359	2,188,613	–	2,188,613
Invesco Balanced-Risk Retirement 2040 Fund	2,938,218	7,634,399	43,125,924	–	(2,124,646)	(2,124,646)
Invesco Balanced-Risk Retirement 2050 Fund	2,161,584	8,838,291	28,284,467	105,291	–	105,291

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

47	Invesco Balanced-Risk Retirement Funds

NOTE 9—Share Information

Invesco Balanced-Risk Retirement Now Fund

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	354,670	$2,816,703	114,545	$963,865
Class AX	1,662	13,366	3,349	28,099
Class C	20,878	158,007	23,586	189,473
Class CX	56	441	63	497
Class R	25,354	200,263	76,692	623,377
Class RX	579	4,660	1,148	9,347
Class Y	14,446	118,989	5,152	43,692
Class R5	-	-	128	1,134

Issued as reinvestment of dividends:
Class A	25,504	213,982	51,848	425,152
Class AX	13,144	110,144	39,226	321,257
Class C	3,908	31,069	12,459	97,433
Class CX	179	1,421	1,547	12,081
Class R	3,079	25,406	6,510	52,539
Class RX	193	1,591	412	3,325
Class Y	835	7,143	1,473	12,273
Class R5	3	25	8	62

Automatic conversion of Class C shares to Class A shares:
Class A	73,955	610,092	38,041	311,854
Class AX	17,265	141,149	50,044	413,340
Class C	(78,037)	(610,092)	(39,769)	(311,854)
Class CX	(18,135)	(141,149)	(52,301)	(413,340)

Reacquired:
Class A	(370,941)	(3,048,508)	(215,514)	(1,797,243)
Class AX	(259,930)	(2,125,903)	(124,800)	(1,045,483)
Class C	(92,713)	(707,126)	(31,159)	(248,489)
Class CX	(9,489)	(70,481)	(12,532)	(101,168)
Class R	(78,020)	(627,384)	(86,492)	(717,728)
Class RX	(504)	(3,901)	(2,872)	(23,218)
Class Y	(8,770)	(71,949)	(4,033)	(35,154)
Class R5	-	-	(11,566)	(93,652)
Net increase (decrease) in share activity	(360,829)	$(2,952,042)	(154,807)	$(1,278,529)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

48	Invesco Balanced-Risk Retirement Funds

NOTE 9—Share Information—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	617,007	$5,379,598	536,566	$4,850,297
Class AX	8,250	71,685	6,189	55,882
Class C	89,251	760,238	101,556	899,618
Class CX	1,505	12,600	1,793	15,851
Class R	152,463	1,308,016	142,713	1,288,612
Class RX	1,518	13,338	2,375	21,043
Class Y	328,313	2,841,603	90,460	827,448
Class R6	-	-	315	2,874

Issued as reinvestment of dividends:
Class A	26,410	244,290	158,164	1,409,238
Class AX	5,166	47,783	28,353	252,630
Class C	2,574	23,350	17,732	155,512
Class CX	33	298	1,847	16,176
Class R	2,747	25,353	22,646	201,097
Class RX	176	1,630	1,041	9,243
Class Y	3,175	29,336	11,296	100,645

Automatic conversion of Class C shares to Class A shares:
Class A	115,871	1,061,056	104,478	922,834
Class AX	24,370	213,312	55,967	504,015
Class C	(118,319)	(1,061,056)	(106,698)	(922,834)
Class CX	(24,837)	(213,312)	(57,235)	(504,015)

Reacquired:
Class A	(1,446,751)	(12,891,301)	(753,683)	(6,806,313)
Class AX	(104,595)	(916,187)	(114,110)	(1,015,674)
Class C	(131,853)	(1,157,341)	(167,193)	(1,470,643)
Class CX	(9,878)	(83,163)	(16,096)	(143,088)
Class R	(306,201)	(2,707,934)	(223,801)	(2,013,348)
Class RX	(552)	(4,721)	(11,052)	(97,045)
Class Y	(141,136)	(1,238,865)	(115,192)	(1,054,539)
Class R5	-	-	(73,278)	(635,648)
Class R6	-	-	(8,228)	(76,100)
Net increase (decrease) in share activity	(905,293)	$(8,240,394)	(363,075)	$(3,206,232)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

49	Invesco Balanced-Risk Retirement Funds

NOTE 9—Share Information—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Summary of Share Activity
	Year ended December 31, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	1,005,651	$8,460,901	1,055,524	$9,088,834
Class AX	28,119	235,957	10,003	86,267
Class C	171,571	1,409,968	167,067	1,405,651
Class R	170,457	1,414,704	383,611	3,307,196
Class RX	5,341	44,629	38,879	327,725
Class Y	46,623	394,945	39,557	338,504
Class R5	-	-	19	151

Issued as reinvestment of dividends:
Class A	154,078	1,377,443	189,958	1,645,036
Class AX	13,428	120,178	19,971	173,147
Class C	23,324	204,082	36,703	311,974
Class CX	184	1,609	711	6,047
Class R	25,268	224,132	38,965	334,710
Class RX	1,366	12,105	1,486	12,768
Class Y	5,052	45,363	5,473	47,617
Class R5	599	5,395	677	5,909

Automatic conversion of Class C shares to Class A shares:
Class A	152,791	1,349,751	149,412	1,234,282
Class AX	8,183	67,264	42,200	361,551
Class C	(156,123)	(1,349,751)	(152,330)	(1,234,282)
Class CX	(8,356)	(67,264)	(43,118)	(361,551)

Reacquired:
Class A	(1,613,472)	(14,117,774)	(952,364)	(8,228,068)
Class AX	(148,749)	(1,268,804)	(54,183)	(456,525)
Class C	(412,965)	(3,539,116)	(317,213)	(2,631,848)
Class CX	(324)	(2,742)	(7,724)	(65,857)
Class R	(405,405)	(3,428,568)	(347,177)	(2,976,551)
Class RX	(2,674)	(21,823)	(51,197)	(438,880)
Class Y	(41,796)	(342,148)	(17,690)	(151,978)
Class R5	-	-	(81,155)	(654,921)
Net increase (decrease) in share activity	(977,829)	$(8,769,564)	156,065	$1,486,908

50	Invesco Balanced-Risk Retirement Funds

NOTE 9—Share Information—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Summary of Share Activity
	Year ended December 31, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	663,193	$5,031,023	597,306	$4,645,035
Class AX	4,335	32,711	5,145	39,634
Class C	145,857	1,068,513	148,778	1,133,824
Class CX	429	3,090	157	1,200
Class R	153,065	1,121,268	193,131	1,499,228
Class RX	3,353	25,221	4,145	31,882
Class Y	18,327	138,709	10,369	81,650
Class R5	756	5,629	1,288	10,015

Issued as reinvestment of dividends:
Class A	91,159	753,068	190,107	1,484,733
Class AX	7,262	59,912	15,469	120,661
Class C	19,571	157,158	39,839	304,765
Class CX	117	941	422	3,221
Class R	23,320	190,437	53,163	412,015
Class RX	288	2,350	743	5,757
Class Y	2,831	23,580	6,592	51,746
Class R5	78	649	114	898

Automatic conversion of Class C shares to Class A shares:
Class A	67,956	553,863	36,144	271,110
Class AX	4,133	30,098	16,261	128,203
Class C	(69,912)	(553,863)	(36,934)	(271,110)
Class CX	(4,236)	(30,098)	(16,665)	(128,203)

Reacquired:
Class A	(1,004,966)	(7,833,841)	(784,041)	(6,114,661)
Class AX	(35,214)	(266,061)	(31,424)	(238,255)
Class C	(258,740)	(1,960,257)	(238,131)	(1,801,304)
Class CX	(941)	(7,365)	(30)	(216)
Class R	(353,372)	(2,701,864)	(232,002)	(1,802,436)
Class RX	(7,097)	(52,396)	(17,297)	(128,035)
Class Y	(37,340)	(295,630)	(7,162)	(56,539)
Class R5	(33)	(260)	(38,551)	(278,921)
Net increase (decrease) in share activity	(565,821)	$(4,503,415)	(83,064)	$(594,103)

51	Invesco Balanced-Risk Retirement Funds

NOTE 9—Share Information—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	522,977	$3,869,985	597,910	$4,544,589
Class AX	3,057	22,509	7,318	54,482
Class C	122,067	870,060	126,221	935,979
Class CX(b)	681	4,794	733	5,485
Class R	127,657	920,150	172,363	1,302,768
Class RX	6,809	46,811	2,696	20,436
Class Y	39,126	273,001	86,135	666,814
Class R5	6,299	44,939	3,371	25,845
Class R6	103	785	462	3,459

Issued as reinvestment of dividends:
Class A	90,251	732,841	166,121	1,269,162
Class AX	2,929	23,811	6,877	52,606
Class C	18,975	149,332	33,255	248,417
Class CX(b)	—	—	1,068	7,966
Class R	18,241	146,476	39,043	295,552
Class RX	359	2,885	397	3,012
Class Y	2,449	20,054	26,207	201,531
Class R5	505	4,139	457	3,516
Class R6	36	298	57	442

Automatic conversion of Class C shares to Class A shares:
Class A	67,472	534,506	58,323	421,863
Class AX	1,585	11,558	3,682	27,516
Class C	(69,515)	(534,506)	(59,624)	(421,863)
Class CX	(1,630)	(11,558)	(3,774)	(27,516)

Reacquired:
Class A	(912,223)	(6,974,297)	(685,121)	(5,116,032)
Class AX	(21,157)	(158,353)	(16,907)	(130,768)
Class C	(200,755)	(1,497,005)	(202,576)	(1,486,402)
Class CX(b)	(16,295)	(131,656)	(11)	(73)
Class R	(256,671)	(1,840,456)	(237,795)	(1,798,816)
Class RX	(4,042)	(23,412)	(4,077)	(29,595)
Class Y	(367,799)	(2,682,863)	(89,820)	(689,047)
Class R5	(153)	(1,157)	(17,766)	(124,740)
Class R6	(24)	(179)	(52)	(396)
Net increase (decrease) in share activity	(818,686)	$(6,176,508)	15,173	$266,192

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)	Class CX shares activity for the period January 1, 2020 through December 15, 2020 (date of liquidation).

NOTE 10—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds’ ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

52	Invesco Balanced-Risk Retirement Funds

NOTE 11—Significant Event

On October 20, 2020, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of each Fund. In order to affect such liquidations, each Fund closed to investments by new accounts after the close of business on October 22, 2020. Each Fund was liquidated on February 18, 2021.

53	Invesco Balanced-Risk Retirement Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (five of the funds constituting AIM Growth Series (Invesco Growth Series), collectively referred to hereafter as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

54	Invesco Balanced-Risk Retirement Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The amount of fees and expenses incurred indirectly by the Funds will vary because the underlying funds have varied expenses and fee levels and the Funds may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Funds invest in. The effect of the estimated underlying fund expenses that the Funds bear indirectly are included in each Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Balanced-Risk Retirement Now Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,087.00	$1.31	$1,023.88	$1.27	0.25%
Class AX	1,000.00	1,087.20	1.31	1,023.88	1.27	0.25
Class C	1,000.00	1,082.50	5.23	1,020.11	5.08	1.00
Class CX	1,000.00	1,081.20	5.23	1,020.11	5.08	1.00
Class R	1,000.00	1,085.10	2.62	1,022.62	2.54	0.50
Class RX	1,000.00	1,085.20	2.62	1,022.62	2.54	0.50
Class Y	1,000.00	1,088.80	0.00	1,025.14	0.00	0.00
Class R5	1,000.00	1,087.60	0.00	1,025.14	0.00	0.00
Class R6	1,000.00	1,087.60	0.00	1,025.14	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

55	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,087.00	$1.31	$1,023.88	$1.27	0.25%
Class AX	1,000.00	1,087.00	1.31	1,023.88	1.27	0.25
Class C	1,000.00	1,083.60	5.24	1,020.11	5.08	1.00
Class CX	1,000.00	1,082.40	5.23	1,020.11	5.08	1.00
Class R	1,000.00	1,085.40	2.62	1,022.62	2.54	0.50
Class RX	1,000.00	1,085.40	2.62	1,022.62	2.54	0.50
Class Y	1,000.00	1,088.80	0.00	1,025.14	0.00	0.00
Class R5	1,000.00	1,088.20	0.00	1,025.14	0.00	0.00
Class R6	1,000.00	1,088.20	0.00	1,025.14	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Balanced-Risk Retirement 2030 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,142.60	$1.35	$1,023.88	$1.27	0.25%
Class AX	1,000.00	1,142.40	1.35	1,023.88	1.27	0.25
Class C	1,000.00	1,138.30	5.37	1,020.11	5.08	1.00
Class CX	1,000.00	1,138.30	5.37	1,020.11	5.08	1.00
Class R	1,000.00	1,142.10	2.69	1,022.62	2.54	0.50
Class RX	1,000.00	1,140.90	2.69	1,022.62	2.54	0.50
Class Y	1,000.00	1,143.30	0.00	1,025.14	0.00	0.00
Class R5	1,000.00	1,142.80	0.00	1,025.14	0.00	0.00
Class R6	1,000.00	1,142.80	0.00	1,025.14	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

56	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2040 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,171.80	$1.36	$1,023.88	$1.27	0.25%
Class AX	1,000.00	1,170.70	1.36	1,023.88	1.27	0.25
Class C	1,000.00	1,166.40	5.45	1,020.11	5.08	1.00
Class CX	1,000.00	1,166.60	5.45	1,020.11	5.08	1.00
Class R	1,000.00	1,169.40	2.73	1,022.62	2.54	0.50
Class RX	1,000.00	1,170.80	2.73	1,022.62	2.54	0.50
Class Y	1,000.00	1,172.00	0.00	1,025.14	0.00	0.00
Class R5	1,000.00	1,173.10	0.00	1,025.14	0.00	0.00
Class R6	1,000.00	1,173.10	0.00	1,025.14	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Balanced-Risk Retirement 2050 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,198.50	$1.38	$1,023.88	$1.27	0.25%
Class AX	1,000.00	1,198.20	1.38	1,023.88	1.27	0.25
Class C	1,000.00	1,193.80	5.51	1,020.11	5.08	1.00
Class R	1,000.00	1,196.40	2.76	1,022.62	2.54	0.50
Class RX	1,000.00	1,197.60	2.76	1,022.62	2.54	0.50
Class Y	1,000.00	1,199.80	0.00	1,025.14	0.00	0.00
Class R5	1,000.00	1,201.20	0.00	1,025.14	0.00	0.00
Class R6	1,000.00	1,199.20	0.00	1,025.14	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

57	Invesco Balanced-Risk Retirement Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2020:

Federal and State Income Tax

	Long Term Capital Gain Distributions	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Business Interest Income*	U.S. Treasury Obligations*
Invesco Balanced-Risk Retirement Now Fund	$295,063	0.00%	0.00%	13.58%	41.54%
Invesco Balanced-Risk Retirement 2020 Fund	-	0.00	0.00	4.78	31.00
Invesco Balanced-Risk Retirement 2030 Fund	-	0.00	0.00	0.00	10.81
Invesco Balanced-Risk Retirement 2040 Fund	-	0.00	0.00	0.00	12.44
Invesco Balanced-Risk Retirement 2050 Fund	-	0.00	0.00	0.00	8.97

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

58	Invesco Balanced-Risk Retirement Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Balanced-Risk Retirement Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                                    Invesco Balanced-Risk Retirement Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                                    Invesco Balanced-Risk Retirement Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                                    Invesco Balanced-Risk Retirement Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                                    Invesco Balanced-Risk Retirement Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-6                                    Invesco Balanced-Risk Retirement Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Balanced-Risk Retirement Funds

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on
Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	IBRR-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Convertible Securities Fund
Nasdaq:
A: CNSAX ∎ C: CNSCX ∎ Y: CNSDX ∎ R5: CNSIX ∎ R6: CNSFX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco Convertible Securities Fund (the Fund), at net asset value (NAV), underperformed the ICE BofAML U.S. Convertible Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	44.35%
Class C Shares	43.25
Class Y Shares	44.69
Class R5 Shares	44.70
Class R6 Shares	44.86
ICE BofAML U.S. Convertible Index▼ (Broad Market/Style-Specific Index)	46.22
Lipper Convertible Securities Funds Index∎ (Peer Group Index)	45.30
Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by

31.4%2, a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

    Amid the volatile environment, the convertible securities market saw record new issuance as a number of new issuers entered the market seeking capital to help weather the pandemic related downturn. New entrants to the market included companies in the travel, entertainment and retail industries. By year end, new US convertible issuance totaled $106 billion, the largest total since 2001.4

    Convertible securities (as represented by the ICE BofAML U.S. Convertibles Index - the Fund’s broad market/style-specific benchmark) also posted strong gains for the year, returning 46.22%.5 Within the convertibles index, energy was the only sector to post a decline for the year, while consumer discretionary, technology and media had the highest returns. Large cap convertibles outperformed small and mid-caps, while equity sensitive convertibles outperformed balanced convertibles.

    Security selection and an underweight in the consumer discretionary sector was the largest detractor from relative performance for the year. Within the sector, the Fund’s underweight in Tesla detracted from relative performance. Tesla’s equity shares had very strong performance during the year, hitting several records, and the company was also added to the S&P 500 Index at the end of December. Although Tesla was the Fund’s largest holding at year end, the company’s convertible issues represented an even larger percentage of the benchmark, 9.15% at quarter end. The Fund’s underweight is part of the team’s risk mitigation strategy, which seeks to minimize single issue concentration.

    The Fund’s cash position was another notable detractor from the Fund’s relative return for the year. While just 2.1% on average, the cash position created a drag in the strong market rally during the year.

    Security selection in the media industry was the largest contributor to the Fund’s relative return. Within the sector, Charter Communications and Sea Limited were strong contributors. Sea Limited is a South Asian e-commerce, payments and online gaming company. The convertible performed well along with the underlying equity following strong sales and revenue growth across its digital platforms. Charter Communications reported strong revenues during the year as the company benefited from the COVID-driven work at home trend. The team sold its position in Charter Communications during the year.

    Security selection in technology also helped both relative and absolute returns, due in part to ServiceNow and DocuSign. ServiceNow is a cloud-based software company that provides a subscription-based enterprise work-flow automation platform. The company’s growth has been driven by ongoing digital transformation which accelerated as companies switched to remote work during COVID. DocuSign also benefited from the pandemic-related stay at home orders, as the company’s software allows electronic signing for contracts, legal documents, mortgage applications and other documents.

2 Invesco Convertible Securities Fund

    An underweight in the energy sector also helped relative performance, as it was the weakest sector within the style-specific index for the year. The Fund had no exposure to the hard-hit oil and gas industry which was hurt by the sharp decline in oil prices due to an ongoing supply/demand imbalance, exacerbated by the sharp deceleration in demand due to COVID-19.

    During the year, the team used the strong new issue market to increase the Fund’s exposure to the consumer discretionary, transportation and media sectors. The team reduced exposure to utilities, health care and energy. As a result, the Fund’s largest absolute sector exposures were in technology and consumer discretionary at year end. The Fund’s largest overweight positions relative to the style-specific benchmark were in technology and transportation, while the largest underweight positions were in consumer discretionary, utilities and energy.

    The convertible market finished the year with strong gains, but we believe there is reason for caution going forward. While the distribution of coronavirus vaccines should provide a measure of stability, we believe equity markets may experience continued volatility due to the leadership transition in Washington and rising COVID-19 infection rates at year end. Given this uncertainty, we seek to avoid issue-specific underperformers, and we continue to focus on companies with healthy balance sheets and reasonable valuations that can benefit in the current economic environment.

    Thank you for your continued investment in Invesco Convertible Securities Fund, and for sharing our commitment to a long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

4 Bank of America Global Research

5 RIMES Technologies Inc.

Portfolio manager(s):

Ellen Gold (Lead)

Ramez Nashed

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3 Invesco Convertible Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results. The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management	fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;	performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4 Invesco Convertible Securities Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	7.93%
10 Years	9.72
5 Years	13.72
1 Year	36.44

Class C Shares
Inception (7/28/97)	7.91%
10 Years	9.72
5 Years	14.16
1 Year	42.25

Class Y Shares
Inception (7/28/97)	8.45%
10 Years	10.61
5 Years	15.29
1 Year	44.69

Class R5 Shares
10 Years	10.65%
5 Years	15.32
1 Year	44.70

Class R6 Shares
10 Years	10.66%
5 Years	15.41
1 Year	44.86

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley Convertible Securities Trust, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Convertible Securities Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5 Invesco Convertible Securities Fund

Supplemental Information

Invesco Convertible Securities Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The ICE BofAML U.S. Convertible Index tracks the performance of US-dollar-denominated convertible securities that are not currently in bankruptcy and have total market values of more than $50 million at issuance.

∎	The Lipper Convertible Securities Funds Index is an unmanaged index considered representative of convertible securities funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6 Invesco Convertible Securities Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	36.99%
Consumer Discretionary	20.75
Health Care	14.75
Communication Services	7.47
Financials	7.09
Industrials	5.84
Utilities	2.70
Other Sectors, Each Less than 2% of Net Assets	1.78
Money Market Funds Plus Other Assets Less Liabilities	2.63

Top Five Debt Issuers*

		% of total net assets
1.	Tesla, Inc.	3.90%
2.	Square, Inc.	2.31
3.	Microchip Technology, Inc.	2.18
4.	ServiceNow, Inc.	1.87
5.	Sea Ltd.	1.42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

7                                    Invesco Convertible Securities Fund

Schedule of Investments(a)

December 31, 2020

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–81.06%
Airlines–2.13%
American Airlines Group, Inc., Conv., 6.50%, 07/01/2025	$8,539,000	$10,746,908

Southwest Airlines Co., Conv., 1.25%, 05/01/2025	13,713,000	19,986,698

		30,733,606

Apparel Retail–0.74%
Burlington Stores, Inc., Conv., 2.25%, 04/15/2025(b)	7,679,000	10,675,824

Apparel, Accessories & Luxury Goods–0.21%
Under Armour, Inc., Conv., 1.50%, 06/01/2024(b)	1,800,000	2,976,004

Application Software–12.70%
Atlassian, Inc., Conv., 0.63%, 05/01/2023	7,100,000	20,376,148

Bill.com Holdings, Inc., Conv., 0.00%, 12/01/2025(b)(c)	7,260,000	8,330,300

Coupa Software, Inc., Conv., 0.38%, 06/15/2026(b)	10,830,000	14,617,975

Datadog, Inc., Conv., 0.13%, 06/15/2025(b)	6,279,000	8,253,597

DocuSign, Inc., Conv., 0.50%, 09/15/2023	4,460,000	13,921,486

Five9, Inc., Conv., 0.50%, 06/01/2025(b)	8,601,000	12,537,272

HubSpot, Inc., Conv., 0.38%, 06/01/2025(b)	6,877,000	10,647,004

LivePerson, Inc., Conv., 0.00%, 12/15/2026(b)(c)	4,669,000	5,123,414

Nice Ltd. (Israel), Conv., 0.00%, 09/15/2025(b)(c)	3,543,000	4,046,518

NICE Systems, Inc. (Israel), Conv., 1.25%, 01/15/2024	2,800,000	9,537,922

Q2 Holdings, Inc., Conv., 0.75%, 06/01/2026	7,200,000	11,063,828

RealPage, Inc., Conv., 1.50%, 05/15/2025	3,828,000	4,942,151

RingCentral, Inc., Conv., 0.00%, 03/01/2025(b)(c)	11,750,000	15,046,898

Splunk, Inc., Conv., 1.13%, 06/15/2027(b)	10,793,000	11,271,703

Workday, Inc., Conv., 0.25%, 10/01/2022	8,500,000	14,245,599

Zendesk, Inc., Conv., 0.63%, 06/15/2025(b)	12,900,000	19,039,151

		183,000,966

Automobile Manufacturers–3.90%
Tesla, Inc., Conv., 2.38%, 03/15/2022	5,223,000	56,232,124

Biotechnology–3.33%
Exact Sciences Corp., Conv., 0.38%, 03/15/2027	10,100,000	14,027,334

Halozyme Therapeutics, Inc., Conv., 1.25%, 12/01/2024(b)	5,700,000	10,716,723

Insmed, Inc., Conv., 1.75%, 01/15/2025	6,000,000	6,763,269

	Principal Amount	Value

Biotechnology–(continued)
Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	$7,250,000	$10,075,855

Sarepta Therapeutics, Inc., Conv., 1.50%, 11/15/2024	2,600,000	6,381,159

		47,964,340

Cable & Satellite–1.33%
DISH Network Corp.,
Conv.,
0.00%, 12/15/2025(b)(c)	3,600,000	3,635,026

3.38%, 08/15/2026	4,400,000	4,205,219

Liberty Broadband Corp., Conv., 1.25%, 10/05/2023(b)(d)	11,220,000	11,382,814

		19,223,059

Casinos & Gaming–0.46%
Penn National Gaming, Inc., Conv., 2.75%, 05/15/2026	1,775,000	6,704,527

Communications Equipment–1.05%
Lumentum Holdings, Inc., Conv., 0.50%, 12/15/2026	8,550,000	10,468,620

Viavi Solutions, Inc., Conv., 1.75%, 06/01/2023	3,773,000	4,686,922

		15,155,542

Data Processing & Outsourced Services–3.02%
Shift4 Payments, Inc., Conv., 0.00%, 12/15/2025(b)(c)	8,447,000	10,349,980

Square, Inc., Conv., 0.50%, 05/15/2023	11,859,000	33,248,639

		43,598,619

Diversified Banks–0.28%
JPMorgan Chase Bank N.A., Conv.,
0.13%, 01/01/2023(b)	3,425,000	3,970,859

Education Services–1.01%
Chegg, Inc.,
Conv.,
0.13%, 03/15/2025	6,050,000	10,989,578

0.00%, 09/01/2026(b)(c)	3,150,000	3,538,135

		14,527,713

Electric Utilities–1.87%
NextEra Energy, Inc., Conv. Investment Units, 5.28%, 03/01/2023	295,011	14,998,359

Southern Co. (The), Conv. Investment Units, 6.75%, 08/01/2022	230,473	11,961,549

		26,959,908

Electronic Components–0.58%
II-VI, Inc., Conv., 0.25%, 09/01/2022	5,000,000	8,361,126

Health Care Equipment–2.63%
CONMED Corp., Conv., 2.63%, 02/01/2024	2,742,000	3,846,668

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco Convertible Securities Fund

	Principal Amount	Value
Health Care Equipment–(continued)
DexCom, Inc., Conv., 0.25%, 11/15/2025(b)	$8,930,000	$9,024,658
Envista Holdings Corp., Conv., 2.38%, 06/01/2025(b)	5,000,000	8,701,308
Insulet Corp., Conv., 0.38%, 09/01/2026	12,300,000	16,275,966
		37,848,600

Health Care Services–0.62%
Guardant Health, Inc., Conv., 0.00%, 11/15/2027(b)(c)	7,663,000	9,004,222

Health Care Technology–1.37%
Livongo Health, Inc., Conv., 0.88%, 06/01/2025(b)	1,775,000	3,231,839
Omnicell, Inc., Conv., 0.25%, 09/15/2025(b)	7,635,000	10,440,532
Teladoc Health, Inc., Conv., 1.25%, 06/01/2027(b)	5,000,000	6,013,524
		19,685,895

Homefurnishing Retail–0.87%
RH, Conv., 0.00%, 06/15/2023(c)	5,350,000	12,551,203

Hotels, Resorts & Cruise Lines–1.33%
NCL Corp. Ltd.,
Conv.,
6.00%, 05/15/2024(b)	3,477,000	7,311,069

5.38%, 08/01/2025(b)	1,565,000	2,656,068

Royal Caribbean Cruises Ltd., Conv., 4.25%, 06/15/2023(b)	6,846,000	9,134,233
		19,101,370

Industrial Machinery–0.53%
Middleby Corp. (The), Conv., 1.00%, 09/01/2025(b)	6,222,000	7,614,172

Interactive Home Entertainment–2.34%
Sea Ltd. (Taiwan),
Conv.,
1.00%, 12/01/2024	2,850,000	11,267,653

2.38%, 12/01/2025(b)	4,005,000	9,253,008

Zynga, Inc.,
Conv.,
0.25%, 06/01/2024	5,250,000	7,028,136

0.00%, 12/15/2026(b)(c)	5,878,000	6,199,893

		33,748,690

Interactive Media & Services–3.15%
Snap, Inc., Conv., 0.75%, 08/01/2026	7,793,000	17,674,324
Twitter, Inc., Conv., 0.25%, 06/15/2024	6,500,000	7,871,460
Zillow Group, Inc., Conv., 2.75%, 05/15/2025	9,507,000	19,810,409
		45,356,193

Internet & Direct Marketing Retail–7.35%
Booking Holdings, Inc., Conv., 0.75%, 05/01/2025(b)	11,404,000	16,624,838
Etsy, Inc.,
Conv.,
0.13%, 10/01/2026	5,500,000	11,697,127

0.13%, 09/01/2027(b)	3,528,000	4,381,979

	Principal Amount	Value
Internet & Direct Marketing Retail–(continued)
Farfetch Ltd. (United Kingdom), Conv., 3.75%, 05/01/2027(b)	$1,775,000	$7,224,269

Fiverr International Ltd. (Israel), Conv., 0.00%, 11/01/2025(b)(c)	4,900,000	5,938,310

Match Group Financeco 2, Inc., Conv., 0.88%, 06/15/2026(b)	10,350,000	18,946,710

MercadoLibre, Inc. (Argentina), Conv., 2.00%, 08/15/2028	4,500,000	17,070,790

Pinduoduo, Inc. (China),
Conv.,
0.00%, 10/01/2022(c)(d)	2,335,000	9,740,377

0.00%, 12/01/2023(c)(d)	900,000	1,114,457

RealReal, Inc. (The), Conv., 3.00%, 06/15/2025(b)	2,700,000	3,752,232

Wayfair, Inc., Conv., 0.63%, 10/01/2025(b)	10,000,000	9,486,327
		105,977,416

Internet Services & Infrastructure–5.81%
Akamai Technologies, Inc., Conv., 0.13%, 05/01/2025	9,100,000	11,308,085
MongoDB, Inc., Conv., 0.25%, 01/15/2026(b)	9,056,000	16,325,412
Okta, Inc., Conv., 0.13%, 09/01/2025	11,325,000	16,909,641
Shopify, Inc. (Canada), Conv., 0.13%, 11/01/2025	14,577,000	17,237,302
Twilio, Inc., Conv., 0.25%, 06/01/2023	3,100,000	14,811,547
Wix.com Ltd. (Israel), Conv., 0.00%, 08/15/2025(b)(c)	7,125,000	7,136,785
		83,728,772

Investment Banking & Brokerage–0.48%
JPMorgan Chase Financial Co. LLC, Conv., 0.25%, 05/01/2023(b)	6,378,000	6,864,322

IT Consulting & Other Services–0.61%
KBR, Inc., Conv., 2.50%, 11/01/2023	6,430,000	8,829,374

Leisure Facilities–0.47%
Vail Resorts, Inc., Conv., 0.00%, 01/01/2026(b)(c)	6,662,000	6,816,735

Leisure Products–0.40%
Callaway Golf Co., Conv., 2.75%, 05/01/2026(b)	3,600,000	5,742,820

Life Sciences Tools & Services–1.89%
Illumina, Inc., Conv., 0.00%, 08/15/2023(c)	5,840,000	6,640,697
NeoGenomics, Inc., Conv., 1.25%, 05/01/2025	5,000,000	8,180,640
Repligen Corp., Conv., 0.38%, 07/15/2024	7,119,000	12,493,845
		27,315,182

Movies & Entertainment–0.64%
Liberty Media Corp.,
Conv.,
2.25%, 12/01/2021(b)(d)	5,275,000	6,447,940
0.50%, 09/01/2024(b)(d)	2,675,000	2,843,862
		9,291,802

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco Convertible Securities Fund

	Principal Amount	Value
Multi-line Insurance–0.94%
AXA S.A. (France), Conv., 7.25%, 05/15/2021(b)	$11,845,000	$13,555,122

Oil & Gas Exploration & Production–0.97%
Pioneer Natural Resources Co., Conv., 0.25%, 05/15/2025(b)	10,486,000	13,985,059

Pharmaceuticals–0.92%
Jazz Investments I Ltd., Conv., 2.00%, 06/15/2026(b)	10,200,000	13,324,816

Real Estate Services–0.81%
Redfin Corp., Conv., 0.00%, 10/15/2025(b)(c)	9,784,000	11,742,246

Semiconductor Equipment–0.26%
SolarEdge Technologies, Inc., Conv., 0.00%, 09/15/2025(b)(c)	2,680,000	3,690,558

Semiconductors–5.22%
Cree, Inc., Conv., 1.75%, 05/01/2026(b)	6,504,000	15,091,797
Inphi Corp., Conv., 0.75%, 04/15/2025(b)	5,130,000	7,223,179
Microchip Technology, Inc., Conv., 0.13%, 11/15/2024	28,324,000	31,357,261
ON Semiconductor Corp., Conv., 1.63%, 10/15/2023	6,460,000	10,839,778
Silicon Laboratories, Inc., Conv., 0.63%, 06/15/2025(b)	8,475,000	10,686,695
		75,198,710

Specialty Stores–1.06%
Dick’s Sporting Goods, Inc., Conv., 3.25%, 04/15/2025(b)	4,450,000	7,946,031
National Vision Holdings, Inc., Conv., 2.50%, 05/15/2025(b)	4,500,000	7,267,500
		15,213,531

Systems Software–5.40%
Cloudflare, Inc., Conv., 0.75%, 05/15/2025(b)	2,462,000	5,265,771
NortonLifeLock, Inc., Conv., 2.00%, 08/15/2022(b)	6,100,000	7,184,269
Palo Alto Networks, Inc., Conv., 0.75%, 07/01/2023	13,100,000	18,509,054
Rapid7, Inc., Conv., 2.25%, 05/01/2025(b)	5,400,000	8,790,768
ServiceNow, Inc., Conv., 0.00%, 06/01/2022(c)	6,600,000	26,921,563
Varonis Systems, Inc., Conv., 1.25%, 08/15/2025(b)	1,785,000	3,314,120
Zscaler, Inc., Conv., 0.13%, 07/01/2025(b)	5,221,000	7,787,214
		77,772,759

Technology Hardware, Storage & Peripherals–0.42%
Western Digital Corp., Conv., 1.50%, 02/01/2024	6,000,000	5,993,675

Trucking–1.13%
Lyft, Inc., Conv., 1.50%, 05/15/2025(b)	5,350,000	7,952,590

	Principal Amount	Value
Trucking–(continued)
Uber Technologies, Inc., Conv., 0.00%, 12/15/2025(b)(c)	$8,100,000	$8,327,114
		16,279,704

Water Utilities–0.83%
Essential Utilities, Inc., Conv. Amortizing Notes, 6.00%, 04/30/2022	193,600	12,007,072
Total U.S. Dollar Denominated Bonds & Notes (Cost $791,123,790)		1,168,324,237

	Shares
Preferred Stocks–16.31%
Asset Management & Custody Banks–1.09%
KKR & Co., Inc., 6.00%, Series C, Conv. Pfd.	260,613	15,709,751

Auto Parts & Equipment–1.21%
Aptiv PLC, 5.50%, Series A, Conv. Pfd.	113,466	17,507,804

Diversified Banks–3.44%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	16,200	24,600,996
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	16,500	25,045,350
		49,646,346

Health Care Equipment–2.83%
Becton, Dickinson and Co., 6.00%, Series B, Conv. Pfd.	204,714	11,285,883
Boston Scientific Corp., 5.50%, Series A, Conv. Pfd.	105,981	11,612,338
Danaher Corp., 4.75%, Series A, Conv. Pfd.	11,800	17,908,152
		40,806,373

Industrial Machinery–2.05%
Fortive Corp., 5.00%, Series A, Conv. Pfd.	12,800	12,845,696
Stanley Black & Decker, Inc., 5.25%, Conv. Pfd.	148,900	16,652,976
		29,498,672

Internet & Direct Marketing Retail–1.73%
2020 Cash Mandatory Exchangeable Trust, 5.25%, Conv. Pfd.(b)	11,755	14,119,754
2020 Mandatory Exchangeable Trust, 6.50%, Conv. Pfd.(b)	5,400	10,881,201
		25,000,955

Life Sciences Tools & Services–1.16%
Avantor, Inc., 6.25%, Series A, Conv. Pfd.	187,412	16,662,801

Multi-line Insurance–0.87%
Assurant, Inc., 6.50%, Series D, Conv. Pfd.	96,400	12,517,540

Semiconductors–1.93%
Broadcom, Inc., 8.00%, Series A, Conv. Pfd.	19,540	27,795,064
Total Preferred Stocks (Cost $180,141,092)		235,145,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Convertible Securities Fund

	Shares	Value

Money Market Funds–2.63%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	12,889,926	$12,889,926

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)(f)	10,332,330	10,335,430

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	14,731,343	14,731,343

Total Money Market Funds (Cost $37,954,081)		37,956,699

TOTAL INVESTMENTS IN SECURITIES–100.00% (Cost $1,009,218,963)		1,441,426,242

OTHER ASSETS LESS LIABILITIES–(0.00)%		(16,355)

NET ASSETS–100.00%		$1,441,409,887

Investment Abbreviations:

Conv. – Convertible

Pfd. – Preferred

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $551,412,068, which represented 38.26% of the Fund’s Net Assets.

(c)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 9,637,921	$130,983,871	$(127,731,866)	$ -	$ -	$12,889,926	$ 36,931
Invesco Liquid Assets Portfolio, Institutional Class	6,960,135	94,615,029	(91,237,046)	1,844	(4,532)	10,335,430	45,864
Invesco Treasury Portfolio, Institutional Class	11,014,766	149,695,852	(145,979,275)	-	-	14,731,343	39,188
Total	$27,612,822	$375,294,752	$(364,948,187)	$1,844	$(4,532)	$37,956,699	$121,983

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Convertible Securities Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $ 971,264,882)	$1,403,469,543
Investments in affiliated money market funds, at value (Cost $ 37,954,081)	37,956,699
Receivable for:
Fund shares sold	911,203
Dividends	595,298
Interest	1,482,042
Investment for trustee deferred compensation and retirement plans	140,251
Other assets	61,027
Total assets	1,444,616,063

Liabilities:
Payable for:
Fund shares reacquired	1,654,781
Amount due custodian	612,963
Accrued fees to affiliates	550,022
Accrued other operating expenses	185,430
Trustee deferred compensation and retirement plans	202,980
Total liabilities	3,206,176
Net assets applicable to shares outstanding	$1,441,409,887

Net assets consist of:
Shares of beneficial interest	$963,956,170
Distributable earnings	477,453,717
$1,441,409,887

Net Assets:
Class A	$675,347,097
Class C	$61,221,344
Class Y	$647,484,224
Class R5	$1,772,659
Class R6	$55,584,563

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	21,166,303
Class C	1,929,498
Class Y	20,260,444
Class R5	55,548
Class R6	1,741,460
Class A:
Net asset value per share	$31.91
Maximum offering price per share (Net asset value of $31.91 ÷ 94.50%)	$33.77
Class C:
Net asset value and offering price per share	$31.73

Class Y:
Net asset value and offering price per share	$31.96

Class R5:
Net asset value and offering price per share	$31.91

Class R6:
Net asset value and offering price per share	$31.92

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco Convertible Securities Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends	$11,432,105

Interest	9,340,918

Dividends from affiliated money market funds	121,983

Total investment income	20,895,006

Expenses:
Advisory fees	5,874,034

Administrative services fees	165,368

Custodian fees	15,991

Distribution fees:
Class A	1,274,409

Class C	629,324

Transfer agent fees — A, C and Y	1,392,509

Transfer agent fees — R5	1,376

Transfer agent fees — R6	8,855

Trustees’ and officers’ fees and benefits	37,717

Registration and filing fees	94,709

Reports to shareholders	132,982

Professional services fees	54,629

Other	28,757

Total expenses	9,710,660

Less: Fees waived and/or expense offset arrangement(s)	(40,396)

Net expenses	9,670,264

Net investment income	11,224,742

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	171,451,605

Affiliated investment securities	(4,532)

171,447,073

Change in net unrealized appreciation of:
Unaffiliated investment securities	270,504,791

Affiliated investment securities	1,844

270,506,635

Net realized and unrealized gain	441,953,708

Net increase in net assets resulting from operations	$453,178,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13 Invesco Convertible Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019
Operations:
Net investment income	$11,224,742	$14,123,198

Net realized gain	171,447,073	66,256,693

Change in net unrealized appreciation	270,506,635	146,260,379

Net increase in net assets resulting from operations	453,178,450	226,640,270

Distributions to shareholders from distributable earnings:
Class A	(65,504,550)	(24,949,209)

Class C	(6,653,135)	(3,092,918)

Class Y	(66,881,929)	(31,816,123)

Class R5	(177,071)	(73,708)

Class R6	(5,791,736)	(2,498,671)

Total distributions from distributable earnings	(145,008,421)	(62,430,629)

Share transactions–net:
Class A	64,445,185	3,813,021

Class C	(20,908,903)	(26,924,130)

Class Y	(76,801,020)	(85,099,088)

Class R5	81,061	89,359

Class R6	1,280,226	(12,300,832)

Net increase (decrease) in net assets resulting from share transactions	(31,903,451)	(120,421,670)

Net increase in net assets	276,266,578	43,787,971

Net assets:
Beginning of year	1,165,143,309	1,121,355,338

End of year	$1,441,409,887	$1,165,143,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14 Invesco Convertible Securities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/20	$24.64	$0.23	$10.47	$10.70	$(0.37)	$(3.06)	$(3.43)	$31.91	44.35%		$675,347	0.91	%(d)	0.91	%(d)	0.84	%(d)	65%
Year ended 12/31/19	21.42	0.28	4.28	4.56	(0.36)	(0.98)	(1.34)	24.64	21.42	(e)	473,599	0.90	(e)	0.90	(e)	1.13	(e)	57
Year ended 12/31/18	24.41	0.28	(0.62)	(0.34)	(0.57)	(2.08)	(2.65)	21.42	(1.71	)(f)	407,548	0.90	(f)	0.90	(f)	1.09	(f)	62
Year ended 12/31/17	23.10	0.33	2.04	2.37	(1.01)	(0.05)	(1.06)	24.41	10.42	(g)	653,121	0.93	(g)	0.93	(g)	1.36	(g)	39
Year ended 12/31/16	22.62	0.39	0.90	1.29	(0.81)	–	(0.81)	23.10	5.82	(h)	785,526	0.88	(h)	0.89	(h)	1.74	(h)	42
Class C
Year ended 12/31/20	24.51	0.03	10.41	10.44	(0.16)	(3.06)	(3.22)	31.73	43.25		61,221	1.66	(d)	1.66	(d)	0.09	(d)	65
Year ended 12/31/19	21.31	0.10	4.26	4.36	(0.18)	(0.98)	(1.16)	24.51	20.54	(e)	65,607	1.63	(e)	1.63	(e)	0.40	(e)	57
Year ended 12/31/18	24.30	0.08	(0.62)	(0.54)	(0.37)	(2.08)	(2.45)	21.31	(2.48	)(f)	81,529	1.66	(f)	1.66	(f)	0.33	(f)	62
Year ended 12/31/17	23.00	0.15	2.03	2.18	(0.83)	(0.05)	(0.88)	24.30	9.57	(g)	95,218	1.69	(g)	1.69	(g)	0.60	(g)	39
Year ended 12/31/16	22.52	0.22	0.90	1.12	(0.64)	–	(0.64)	23.00	5.07	(h)	130,934	1.61	(h)	1.62	(h)	1.01	(h)	42
Class Y
Year ended 12/31/20	24.68	0.30	10.48	10.78	(0.44)	(3.06)	(3.50)	31.96	44.69		647,484	0.66	(d)	0.66	(d)	1.09	(d)	65
Year ended 12/31/19	21.44	0.33	4.30	4.63	(0.41)	(0.98)	(1.39)	24.68	21.73		582,112	0.67		0.67		1.36		57
Year ended 12/31/18	24.44	0.33	(0.62)	(0.29)	(0.63)	(2.08)	(2.71)	21.44	(1.51)		583,289	0.66		0.66		1.33		62
Year ended 12/31/17	23.13	0.39	2.04	2.43	(1.07)	(0.05)	(1.12)	24.44	10.68		594,284	0.69		0.69		1.60		39
Year ended 12/31/16	22.65	0.44	0.90	1.34	(0.86)	–	(0.86)	23.13	6.07		569,345	0.64		0.65		1.98		42
Class R5
Year ended 12/31/20	24.65	0.31	10.46	10.77	(0.45)	(3.06)	(3.51)	31.91	44.70		1,773	0.64	(d)	0.64	(d)	1.11	(d)	65
Year ended 12/31/19	21.43	0.34	4.29	4.63	(0.43)	(0.98)	(1.41)	24.65	21.74		1,334	0.64		0.64		1.39		57
Year ended 12/31/18	24.43	0.34	(0.62)	(0.28)	(0.64)	(2.08)	(2.72)	21.43	(1.49)		1,081	0.64		0.64		1.35		62
Year ended 12/31/17	23.11	0.39	2.06	2.45	(1.08)	(0.05)	(1.13)	24.43	10.78		1,585	0.64		0.64		1.65		39
Year ended 12/31/16	22.63	0.45	0.90	1.35	(0.87)	–	(0.87)	23.11	6.10		5,225	0.62		0.63		2.00		42
Class R6
Year ended 12/31/20	24.65	0.33	10.47	10.80	(0.47)	(3.06)	(3.53)	31.92	44.86		55,585	0.56	(d)	0.56	(d)	1.19	(d)	65
Year ended 12/31/19	21.43	0.36	4.29	4.65	(0.45)	(0.98)	(1.43)	24.65	21.82		42,492	0.56		0.56		1.47		57
Year ended 12/31/18	24.43	0.36	(0.62)	(0.26)	(0.66)	(2.08)	(2.74)	21.43	(1.41)		47,908	0.56		0.56		1.43		62
Year ended 12/31/17	23.12	0.42	2.04	2.46	(1.10)	(0.05)	(1.15)	24.43	10.82		36,751	0.57		0.57		1.72		39
Year ended 12/31/16	22.64	0.47	0.90	1.37	(0.89)	–	(0.89)	23.12	6.21		13,880	0.52		0.53		2.10		42

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $520,115, $62,935, $559,839, $1,398 and $45,960 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% and 0.96% for Class A and Class C shares, respectively.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 1.00% for Class A and Class C shares, respectively.

(g)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 1.00% for Class A and Class C shares, respectively.

(h)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 0.97% for Class A and Class C shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15 Invesco Convertible Securities Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Convertible Securities Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

16 Invesco Convertible Securities Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Other Risks - The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

17 Invesco Convertible Securities Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 750 million	0.520%

Next $250 million	0.470%

Next $500 million	0.420%

Next $500 million	0.395%

Next $1 billion	0.370%

Over $3 billion	0.345%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $39,111.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; and (2) Class C — up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly.

For the year ended December 31, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $89,922 in front-end sales commissions from the sale of Class A shares and $249 and $1,748 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

18 Invesco Convertible Securities Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$–	$1,168,324,237	$–	$1,168,324,237

Preferred Stocks	235,145,306	–	–	235,145,306

Money Market Funds	37,956,699	–	–	37,956,699
Total Investments	$273,102,005	$1,168,324,237	$–	$1,441,426,242

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,285.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019
Ordinary income*	$25,362,631	$17,828,269
Long-term capital gain	119,645,790	44,602,360
Total distributions	$145,008,421	$62,430,629

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$18,556,029

Undistributed long-term capital gain	27,534,997

Net unrealized appreciation – investments	431,519,163

Temporary book/tax differences	(156,472)

Shares of beneficial interest	963,956,170

Total net assets	$1,441,409,887

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization, deemed dividends, convertible preferred debt instruments and return of principal from amortizing notes.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $755,429,089 and $913,114,713, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$433,373,469

Aggregate unrealized (depreciation) of investments	(1,854,306)

Net unrealized appreciation of investments	$431,519,163

19 Invesco Convertible Securities Fund

    Cost of investments for tax purposes is $1,009,907,079.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of convertible preferred debt instruments and deemed distributions, on December 31, 2020, undistributed net investment income was increased by $3,429,120 and undistributed net realized gain was decreased by $3,429,120. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

		Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Class A	2,570,805	$72,317,451	1,875,565	$45,048,199

Class C	439,536	12,038,568	269,090	6,491,808

Class Y	5,474,520	143,384,408	6,453,977	155,621,382

Class R5	6,130	172,008	5,673	138,324

Class R6	317,446	8,483,793	239,622	5,785,582

Issued as reinvestment of dividends:
Class A	1,826,467	55,304,719	854,735	20,795,311

Class C	189,665	5,753,309	109,379	2,645,873

Class Y	1,670,866	50,466,155	974,250	23,737,536

Class R5	5,811	175,105	2,995	72,919

Class R6	150,938	4,552,180	71,400	1,738,433

Automatic conversion of Class C shares to Class A shares:
Class A	798,308	23,672,182	774,427	18,122,374

Class C	(802,855)	(23,672,182)	(778,739)	(18,122,374)

Reacquired:
Class A	(3,248,706)	(86,849,167)	(3,312,705)	(80,152,863)

Class C	(573,725)	(15,028,598)	(749,298)	(17,939,437)

Class Y	(10,470,597)	(270,651,583)	(11,044,825)	(264,458,006)

Class R5	(10,517)	(266,052)	(4,984)	(121,884)

Class R6	(450,451)	(11,755,747)	(823,133)	(19,824,847)

Net increase (decrease) in share activity	(2,106,359)	$(31,903,451)	(5,082,571)	$(120,421,670)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

20 Invesco Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Convertible Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Convertible Securities Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21 Invesco Convertible Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,316.30	$5.30	$1,020.56	$4.62	0.91%
Class C	1,000.00	1,311.30	9.64	1,016.79	8.42	1.66
Class Y	1,000.00	1,317.80	3.85	1,021.82	3.35	0.66
Class R5	1,000.00	1,318.00	3.73	1,021.92	3.25	0.64
Class R6	1,000.00	1,318.50	3.26	1,022.32	2.85	0.56

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22 Invesco Convertible Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$119,645,790
Qualified Dividend Income*	32.89%
Corporate Dividends Received Deduction*	31.80%
Business Interest Income*	25.16%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$8,505,818
Qualified Interest Income	9.54%

23 Invesco Convertible Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                                    Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                                    Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                                    Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                                     Invesco Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-6                                    Invesco Convertible Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                                     Invesco Convertible Securities Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	MS-CSEC-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Global Low Volatility Equity Yield Fund

Nasdaq:
A: GTNDX ∎ C: GNDCX ∎ R: GTNRX ∎ Y: GTNYX ∎ R5: GNDIX ∎ R6:GNDSX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco Global Low Volatility Equity Yield Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Global Low Volatility Equity Yield Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.23%
Class C Shares	-5.82
Class R Shares	-5.48
Class Y Shares	-4.96
Class R5 Shares	-4.81
Class R6 Shares	-4.88
MSCI World Index▼ (Broad Market Index)	15.90
Custom Invesco Global Low Volatility Equity Yield Index∎ (Style-Specific Index)	14.27
Lipper Global Equity Income Funds Index◆ (Peer Group Index)	2.84

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about

COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    The Fund seeks to provide a higher level of income, before taxes, than the Custom Invesco Global Low Volatility Equity Yield Index, while still achieving the highest return available with less volatility. The Fund attempts to do this through its stock selection process, in which we systematically evaluate fundamental and behavioral factors to forecast individual security returns and rank those securities based on their attractiveness relative to industry and country peers.

    During the year, the Fund’s volatility was lower than the Custom Invesco Global Low Volatility Equity Yield Index, the Fund’s style-specific benchmark. This tilt was a negative contributor as investors appear to have moved into more volatile stocks as central banks and governments responded with massive monetary and fiscal policy measures during the year. Stock selection in the information technology (IT), consumer discretionary, real estate and health care sectors detracted from the Fund’s performance relative to the style-specific benchmark. An underweight position in the IT sector and an overweight position in the consumer staples sector also hurt the Fund’s relative performance. On the positive side, stock selection in the financials, energy and utilities sectors contributed to the Fund’s relative performance. Relative underweights to the energy and financials sectors were also contributors to relative performance.

    From a geographic perspective, an underweight to France was the largest contributor to the Fund’s performance relative to the style-specific benchmark for the year. Stock selection in Canada and Switzerland were also notable contributors to the Fund’s relative performance. Conversely, stock selection in and underweight exposure to the US was the largest detractor from the Fund’s relative performance. Stock selection in Japan and Hong Kong also had an adverse impact on the Fund’s relative return.

    The largest detractors from the Fund’s performance versus its style-specific benchmark during the year were underweight positions in Apple, Amazon and Tesla. Our multi-factor model found these stocks unattractive relative to their peers primarily based upon quality and value signals for much of the year and we had exited our position in Apple in 2019. Amazon and Tesla were not held in the portfolio. The Fund also had an underweight position in Microsoft for much of the year and the stock rallied strongly in the second quarter as did many technology stocks as the COVID-19 pandemic shut down economies and raised demand for computer software and hardware in the wake of millions working from home.

    Shares of Australia-based iron ore company Fortescue Metals rallied strongly in the fourth quarter amid a sector rotation into value stocks accompanied by a sharp rise in iron ore prices among other industrial metals. Pandora was another strong performer during the year as the jewelry maker saws signs of a turnaround before COVID-19 shut down many economies. The shares were also boosted by technical demand due to a large unwinding of short positions in the stock in third quarter 2020. Lastly, shares in computer hardware company Logitech more than doubled in 2020 as demand for keyboards, trackball mice and other peripherals rose due to the rise in working from home.

    The Fund uses a quantitative method of investing and focuses on three investment concepts that make up its stock selection model – Momentum (Earnings and Price), Quality and Value. During the year, our multi-factor model for the Fund’s global investment universe was challenged as Momentum, Quality and Value signals were all negative. Historically, these factors have been inversely correlated and provided a diversification benefit. Quality had strong positive returns in March when volatility gripped the markets in response to spikes in COVID-19 infection rates but was ineffective as governments and central banks flooded the capital markets with liquidity. Positive vaccine news in November caused a huge market reversal from growth to value stocks which led to the largest one-day decline for Momentum in history. Value partially offset this move, but still recorded a large decline for the year.

2	Invesco Global Low Volatility Equity Yield Fund

    Please note that the Fund’s strategy is principally implemented through equity investments, but may also use equity futures contracts, which are derivative instruments, to gain exposure to the equity market. In addition, the Fund may use forward foreign currency contracts, which are also derivative instruments, to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

    During the year, the Fund invested in S&P 500, Nikkei 225, and Topix futures contracts, which added to the Fund’s absolute performance, whereas investments in EuroStoxx 50 and FTSE 100 futures contracts detracted from absolute performance. The Fund also invested in forward foreign currency contracts, which detracted from performance due to the depreciation of the US dollar against other major currencies.

    Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    As always, we thank you for your continued investment in Invesco Global Low Volatility Equity Yield Fund.

Portfolio manager(s):

Tarun Gupta

Nils Huter

Robert Nakouzi

Sergey Protchenko

Daniel Tsai

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Global Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.
3	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Global Low Volatility Equity Yield Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges
Class A Shares
Inception (9/15/97)	4.93%
10 Years	4.03
5 Years	2.42
1 Year	-10.46

Class C Shares
Inception (1/2/98)	5.19%
10 Years	4.00
5 Years	2.82
1 Year	-6.75

Class R Shares
Inception (10/31/05)	3.27%
10 Years	4.37
5 Years	3.31
1 Year	-5.48

Class Y Shares
Inception (10/3/08)	5.17%
10 Years	4.88
5 Years	3.84
1 Year	-4.96

Class R5 Shares
Inception (4/30/04)	4.90%
10 Years	5.09
5 Years	3.98
1 Year	-4.81

Class R6 Shares
10 Years	4.77%
5 Years	3.88
1 Year	-4.88

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Global Low Volatility Equity Yield Fund

Supplemental Information

Invesco Global Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎  The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎  The Custom Invesco Global Low Volatility Equity Yield Index is composed of the MSCI World Index through February 23, 2017, and the MSCI World 100% Hedged to USD Index thereafter. The MSCI World 100% Hedged to USD Index is considered representative of stocks of developed countries. It is 100% hedged to the US dollar. Both indexes are computed using the net return, which withholds applicable taxes for nonresidents investors.

∎  The Lipper Global Equity Income Funds Index is an unmanaged Index considered representative of global equity income funds tracked by Lipper.

∎  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

6	Invesco Global Low Volatility Equity Yield Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Health Care	18.34%
Consumer Staples	18.26
Consumer Discretionary	13.54
Industrials	12.14
Communication Services	8.74
Information Technology	7.79
Materials	7.74
Utilities	4.12
Financials	4.06
Real Estate	3.34
Energy	0.80
Money Market Funds Plus Other Assets Less Liabilities	1.13

Top 10 Equity Holdings*

		% of total net assets
1.	Alexion Pharmaceuticals, Inc.	1.26%
2.	Nintendo Co. Ltd.	1.14
3.	Woolworths Group Ltd.	1.13
4.	Sekisui House Ltd.	1.12
5.	Hikma Pharmaceuticals PLC	1.10
6.	Cadence Design Systems, Inc.	1.10
7.	Fortescue Metals Group Ltd.	1.09
8.	Wesfarmers Ltd.	1.08
9.	Azimut Holding S.p.A.	1.08
10.	Logitech International S.A.	1.05

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

7	Invesco Global Low Volatility Equity Yield Fund

Schedule of Investments

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–98.87%
Australia–10.37%
Aurizon Holdings Ltd.	206,067	$620,157

BHP Group Ltd.	20,416	665,131

Coles Group Ltd.	19,356	270,823

CSL Ltd.	990	216,323

Evolution Mining Ltd.	88,015	334,485

Fortescue Metals Group Ltd.	40,460	731,531

JB Hi-Fi Ltd.	16,612	622,908

Mineral Resources Ltd.	8,103	234,143

Newcrest Mining Ltd.	29,919	596,016

Rio Tinto Ltd.	7,462	655,423

Rio Tinto PLC	4,109	307,451

Sonic Healthcare Ltd.	9,510	236,237

Wesfarmers Ltd.	18,722	728,010

Woolworths Group Ltd.	25,154	762,880

		6,981,518

Belgium–0.39%
Etablissements Franz Colruyt N.V.	2,200	130,350

UCB S.A.	1,310	135,404

		265,754

Canada–8.61%
Alimentation Couche-Tard, Inc., Class B	14,857	506,321

AltaGas Ltd.	9,792	144,007

B2Gold Corp.	75,710	424,081

BRP, Inc.	4,011	264,974

Canadian Pacific Railway Ltd.	2,037	706,573

Empire Co. Ltd., Class A	6,499	177,626

George Weston Ltd.	1,697	126,758

Hydro One Ltd.(a)	25,897	582,881

Kinross Gold Corp.	13,249	97,216

Metro, Inc.	5,117	228,333

National Bank of Canada	10,437	587,404

Northland Power, Inc.	18,619	668,026

Quebecor, Inc., Class B	23,145	595,671

Ritchie Bros. Auctioneers, Inc.	4,615	320,791

TFI International, Inc.	3,237	166,644

Tourmaline Oil Corp.	14,581	196,567

		5,793,873

China–0.85%
BOC Hong Kong Holdings Ltd.	66,500	202,094

Wilmar International Ltd.	45,500	160,213

Xinyi Glass Holdings Ltd.	74,000	207,086

		569,393

Denmark–2.75%
AP Moller - Maersk A/S, Class B	261	582,013

Carlsberg A/S, Class B	3,769	604,239

Pandora A/S	5,957	665,507

		1,851,759

Finland–0.48%
Elisa OYJ	3,357	183,254

Orion OYJ, Class B	3,099	142,056

		325,310

	Shares	Value

France–0.37%
Sartorius Stedim Biotech	690	$245,930

Germany–2.68%
Covestro AG(a)	5,493	338,823

Deutsche Post AG	12,593	623,199

Sartorius AG, Preference Shares	725	303,877

Telefonica Deutschland Holding AG	51,500	141,965

Zalando SE(a)(b)	3,589	399,884

		1,807,748

Hong Kong–3.34%
CK Asset Holdings Ltd.	113,500	583,798

CK Hutchison Holdings Ltd.	47,000	328,211

CLP Holdings Ltd.	19,500	180,517

HKT Trust & HKT Ltd.	124,000	160,968

Kerry Properties Ltd.	207,500	525,884

Techtronic Industries Co. Ltd.	18,000	257,727

WH Group Ltd.	254,500	213,400

		2,250,505

Ireland–0.99%
Flutter Entertainment PLC	3,225	667,703

Israel–1.82%
Check Point Software Technologies Ltd.(b)	5,127	681,429

Teva Pharmaceutical Industries Ltd., ADR(b)	56,449	544,733

		1,226,162

Italy–2.69%
Azimut Holding S.p.A.	33,510	726,617

Buzzi Unicem S.p.A.	6,278	149,951

DiaSorin S.p.A.	1,460	303,970

Enel S.p.A.	62,358	629,714

		1,810,252

Japan–10.53%
Astellas Pharma, Inc.	32,100	496,249

Dai Nippon Printing Co. Ltd.	28,500	514,076

ENEOS Holdings, Inc.	94,600	340,099

Japan Post Holdings Co. Ltd.	46,900	365,381

Japan Tobacco, Inc.	30,200	615,432

KDDI Corp.	21,900	650,373

Lion Corp.	6,400	155,076

Mitsui & Co. Ltd.	30,900	566,901

Nintendo Co. Ltd.	1,200	765,827

Nissin Foods Holdings Co. Ltd.	1,700	145,684

Nomura Research Institute Ltd.	11,500	410,907

Ono Pharmaceutical Co. Ltd.	9,200	277,259

Rohm Co. Ltd.	3,800	368,585

Sekisui House Ltd.	36,900	751,785

Toppan Printing Co. Ltd.	23,200	327,580

Unicharm Corp.	3,100	147,086

Yamato Holdings Co. Ltd.	7,400	189,024

		7,087,324

Jordan–1.10%
Hikma Pharmaceuticals PLC	21,454	739,014

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Low Volatility Equity Yield Fund

	Shares	Value

Netherlands–3.53%
Koninklijke Ahold Delhaize N.V.	23,598	$666,412

Koninklijke KPN N.V.	211,375	640,843

Randstad N.V.(b)	5,638	367,010

Wolters Kluwer N.V.	8,291	699,785

		2,374,050

New Zealand–0.32%
Fisher & Paykel Healthcare Corp. Ltd.	9,117	218,126

Norway–1.00%
Orkla ASA	66,077	670,396

Spain–0.53%
Endesa S.A.	13,086	358,806

Sweden–2.29%
Evolution Gaming Group AB(a)	5,520	559,652

Getinge AB, Class B	9,377	218,870

Husqvarna AB, Class B	20,365	263,449

Swedish Match AB	6,392	496,542

		1,538,513

Switzerland–4.80%
ABB Ltd.	21,450	599,985

Adecco Group AG	7,131	478,151

LafargeHolcim Ltd.(b)	3,726	204,473

Logitech International S.A.	7,291	707,145

Novartis AG	6,504	614,308

Roche Holding AG	1,800	628,034

		3,232,096

United Kingdom–5.58%
Avast PLC(a)	22,771	167,502

British American Tobacco PLC	15,959	593,594

Games Workshop Group PLC	1,126	172,309

Imperial Brands PLC	25,204	529,571

Kingfisher PLC(b)	87,167	322,549

Liberty Global PLC, Class A(b)	5,810	140,718

Liberty Global PLC, Class C(b)	23,651	559,346

Persimmon PLC	4,891	185,263

Royal Mail PLC	50,613	233,927

Tate & Lyle PLC	72,131	665,838

WM Morrison Supermarkets PLC	76,244	184,942

		3,755,559

United States–33.85%
AbbVie, Inc.	4,318	462,674

AGCO Corp.	2,241	231,025

Alexion Pharmaceuticals, Inc.(b)	5,421	846,977

Altria Group, Inc.	13,196	541,036

AmerisourceBergen Corp.	3,786	370,119

Amgen, Inc.	2,642	607,449

Arrow Electronics, Inc.(b)	4,237	412,260

AutoNation, Inc.(b)	5,316	371,004

Best Buy Co., Inc.	5,399	538,766

Cadence Design Systems, Inc.(b)	5,412	738,359

	Shares	Value

United States–(continued)
Campbell Soup Co.	11,543	$558,104

Cardinal Health, Inc.	11,778	630,830

CenturyLink, Inc.	53,160	518,310

Charter Communications, Inc., Class A(b)	281	185,896

Citrix Systems, Inc.	4,143	539,004

Conagra Brands, Inc.	18,988	688,505

DaVita, Inc.(b)	5,801	681,037

Dollar General Corp.	2,982	627,115

Electronic Arts, Inc.(b)	4,545	652,662

First Industrial Realty Trust, Inc.	5,721	241,026

First Republic Bank	4,325	635,472

General Mills, Inc.	10,391	610,991

Gilead Sciences, Inc.	8,208	478,198

Hologic, Inc.(b)	8,685	632,529

JM Smucker Co. (The)	1,206	139,414

Kraft Heinz Co. (The)	17,895	620,241

Kroger Co. (The)	20,778	659,909

Life Storage, Inc.	2,925	349,216

Lowe’s Cos., Inc.	4,397	705,762

McKesson Corp.	3,324	578,110

MDU Resources Group, Inc.	7,903	208,165

Microsoft Corp.	2,718	604,538

Mid-America Apartment Communities, Inc.	4,350	551,101

Murphy USA, Inc.	2,011	263,180

NortonLifeLock, Inc.	29,676	616,667

Nu Skin Enterprises, Inc., Class A	3,415	186,561

PennyMac Financial Services, Inc.(b)	3,312	217,333

Qurate Retail, Inc., Class A	27,860	305,624

Regeneron Pharmaceuticals, Inc.(b)	1,111	536,735

Reliance Steel & Aluminum Co.	3,958	473,971

ResMed, Inc., CDI	7,122	149,933

Spectrum Brands Holdings, Inc.	2,949	232,912

Target Corp.	3,946	696,587

United Therapeutics Corp.(b)	3,456	524,586

Verizon Communications, Inc.	11,733	689,314

Vertex Pharmaceuticals, Inc.(b)	2,237	528,693

Werner Enterprises, Inc.	3,911	153,389

		22,791,289

Total Common Stocks & Other Equity Interests (Cost $59,904,097)		66,561,080

Money Market Funds–1.39%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	327,478	327,478

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(d)	233,775	233,846

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	374,261	374,261

Total Money Market Funds (Cost $935,613)		935,585

TOTAL INVESTMENTS IN SECURITIES–100.26% (Cost $60,839,710)		67,496,665

OTHER ASSETS LESS LIABILITIES–(0.26)%		(172,175)

NET ASSETS–100.00%		$67,324,490

Investment Abbreviations:

ADR – American Depositary Receipt

CDI  – CREST Depository Interest

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Low Volatility Equity Yield Fund

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $2,048,742, which represented 3.04% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 578,093	$ 6,211,252	$ (6,461,867)	$ -	$ -	$327,478	$1,682
Invesco Liquid Assets Portfolio, Institutional Class	462,112	4,436,609	(4,664,827)	15	(63)	233,846	1,864
Invesco Treasury Portfolio, Institutional Class	660,678	7,098,574	(7,384,991)	-	-	374,261	1,830
Total	$1,700,883	$17,746,435	$(18,511,685)	$15	$(63)	$935,585	$5,376

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini S&P 500 Index	3	March-2021	$562,320	$16,262	$16,262
EURO STOXX 50 Index	3	March-2021	130,106	1,772	1,772
FTSE 100 Index	1	March-2021	87,794	(255)	(255)
Tokyo Stock Price Index	1	March-2021	174,761	3,628	3,628
Total Futures Contracts				$21,407	$21,407

(a)	Futures contracts collateralized by $65,796 cash held with Bank of America, the futures commission merchant.

Open Forward Foreign Currency Contracts

		Contract to				Unrealized
Settlement Date	Counterparty	Deliver		Receive		Appreciation (Depreciation)

Currency Risk

01/15/2021	State Street Bank and Trust Co.	DKK	580,787	USD	95,822	$468

01/15/2021	State Street Bank and Trust Co.	HKD	16,605,858	USD	2,142,441	332

01/15/2021	State Street Bank and Trust Co.	SEK	643,108	USD	78,328	152

01/15/2021	State Street Bank and Trust Co.	USD	372,738	AUD	492,800	7,238

Subtotal–Appreciation						8,190

Currency Risk

01/15/2021	State Street Bank and Trust Co.	AUD	9,069,116	USD	6,726,863	(265,913)

01/15/2021	State Street Bank and Trust Co.	CAD	6,993,525	USD	5,464,520	(29,978)

01/15/2021	State Street Bank and Trust Co.	CHF	2,668,238	USD	3,004,231	(10,689)

01/15/2021	State Street Bank and Trust Co.	EUR	5,708,207	USD	6,924,769	(50,561)

01/15/2021	State Street Bank and Trust Co.	GBP	3,414,390	USD	4,546,854	(122,796)

01/15/2021	State Street Bank and Trust Co.	JPY	676,310,362	USD	6,501,271	(49,498)

01/15/2021	State Street Bank and Trust Co.	NOK	5,338,143	USD	608,580	(14,006)

01/15/2021	State Street Bank and Trust Co.	SEK	11,545,098	USD	1,368,879	(34,553)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Low Volatility Equity Yield Fund

Open Forward Foreign Currency Contracts–(continued)

		Contract to				Unrealized
Settlement Date	Counterparty	Deliver		Receive		Appreciation (Depreciation)

01/15/2021	State Street Bank London	DKK	9,723,116	USD	1,584,811	$ (11,551)

Subtotal–Depreciation						(589,545)

Total Forward Foreign Currency Contracts						$(581,355)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound Sterling

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $59,904,097)	$66,561,080

Investments in affiliated money market funds, at value (Cost $935,613)	935,585

Other investments:
Variation margin receivable – futures contracts	4,771

Unrealized appreciation on forward foreign currency contracts outstanding	8,190

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	65,796

Foreign currencies, at value (Cost $416,736)	423,602

Receivable for:
Fund shares sold	8,381

Dividends	143,960

Investment for trustee deferred compensation and retirement plans	95,219

Other assets	39,137

Total assets	68,285,721

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	589,545

Payable for:
Fund shares reacquired	112,130

Amount due custodian	48,121

Accrued fees to affiliates	47,945

Accrued other operating expenses	60,996

Trustee deferred compensation and retirement plans	102,494

Total liabilities	961,231

Net assets applicable to shares outstanding	$67,324,490

Net assets consist of:
Shares of beneficial interest	$75,233,654

Distributable earnings (loss)	(7,909,164)

$67,324,490

Net Assets:
Class A	$62,138,542

Class C	$1,301,894

Class R	$1,306,959

Class Y	$2,001,097

Class R5	$556,774

Class R6	$19,224

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,771,190

Class C	105,715

Class R	100,191

Class Y	153,298

Class R5	42,275

Class R6	1,461

Class A:
Net asset value per share	$13.02

Maximum offering price per share (Net asset value of $13.02 ÷ 94.50%)	$13.78

Class C:
Net asset value and offering price per share	$12.32

Class R:
Net asset value and offering price per share	$13.04

Class Y:
Net asset value and offering price per share	$13.05

Class R5:
Net asset value and offering price per share	$13.17

Class R6:
Net asset value and offering price per share	$13.16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Low Volatility Equity Yield Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $118,238)	$2,169,074

Dividends from affiliated money market funds	5,376

Total investment income	2,174,450

Expenses:
Advisory fees	563,306

Administrative services fees	10,239

Custodian fees	6,665

Distribution fees:
Class A	158,917

Class C	20,201

Class R	7,003

Transfer agent fees – A, C, R and Y	167,027

Transfer agent fees – R5	525

Transfer agent fees – R6	768

Trustees’ and officers’ fees and benefits	18,833

Registration and filing fees	63,612

Reports to shareholders	19,978

Professional services fees	50,664

Other	10,307

Total expenses	1,098,045

Less: Fees waived and/or expense offset arrangement(s)	(1,892)

Net expenses	1,096,153

Net investment income	1,078,297

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(5,644,616)

Affiliated investment securities	(63)

Foreign currencies	(118,118)

Forward foreign currency contracts	(1,920,745)

Futures contracts	(62,377)

(7,745,919)

Change in net unrealized appreciation of:
Unaffiliated investment securities	1,397,926

Affiliated investment securities	15

Foreign currencies	4,455

Forward foreign currency contracts	66,015

Futures contracts	9,184

1,477,595

Net realized and unrealized gain (loss)	(6,268,324)

Net increase (decrease) in net assets resulting from operations	$(5,190,027)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$1,078,297	$1,853,544

Net realized gain (loss)	(7,745,919)	(478,228)

Change in net unrealized appreciation	1,477,595	12,113,363

Net increase (decrease) in net assets resulting from operations	(5,190,027)	13,488,679

Distributions to shareholders from distributable earnings:
Class A	(1,056,374)	(1,602,720)

Class C	(21,590)	(43,721)

Class R	(20,019)	(32,277)

Class Y	(38,339)	(63,499)

Class R5	(10,379)	(14,732)

Class R6	(15,712)	(38,444)

Total distributions from distributable earnings	(1,162,413)	(1,795,393)

Return of capital:
Class A	(259,439)	–

Class C	(5,302)	–

Class R	(4,917)	–

Class Y	(9,416)	–

Class R5	(2,549)	–

Class R6	(3,859)	–

Total return of capital	(285,482)	–

Total distributions	(1,447,895)	(1,795,393)

Share transactions–net:
Class A	(7,108,178)	(5,363,314)

Class C	(1,224,635)	(4,650,579)

Class R	(337,252)	343,614

Class Y	(587,806)	380,379

Class R5	9,567	16,705

Class R6	(1,302,594)	(198,876)

Net increase (decrease) in net assets resulting from share transactions	(10,550,898)	(9,472,071)

Net increase (decrease) in net assets	(17,188,820)	2,221,215

Net assets:
Beginning of year	84,513,310	82,292,095

End of year	$67,324,490	$84,513,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Global Low Volatility Equity Yield Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/20	$14.04	$0.19		$(0.95)	$(0.76)	$(0.21)	$(0.05)	$(0.26)	$13.02	(5.16)%	$62,139	1.55	%(d)	1.55	%(d)	1.54	%(d)	71%
Year ended 12/31/19	12.23	0.29		1.81	2.10	(0.29)	–	(0.29)	14.04	17.26	74,917	1.59		1.59		2.19		103
Year ended 12/31/18	13.89	0.28	(e)	(1.70)	(1.42)	(0.24)	–	(0.24)	12.23	(10.39)	70,104	1.59		1.59		2.07	(e)	111
Year ended 12/31/17	12.37	0.38		1.55	1.93	(0.41)	–	(0.41)	13.89	15.77	88,550	1.65		1.65		2.83		78
Year ended 12/31/16	12.40	0.40		0.02	0.42	(0.45)	–	(0.45)	12.37	3.34	92,154	1.49		1.52		3.14		83
Class C
Year ended 12/31/20	13.27	0.09		(0.88)	(0.79)	(0.13)	(0.03)	(0.16)	12.32	(5.82)	1,302	2.30	(d)	2.30	(d)	0.79	(d)	71
Year ended 12/31/19	11.56	0.18		1.71	1.89	(0.18)	–	(0.18)	13.27	16.40	2,781	2.34		2.34		1.44		103
Year ended 12/31/18	13.13	0.17	(e)	(1.61)	(1.44)	(0.13)	–	(0.13)	11.56	(11.08)	6,782	2.34		2.34		1.32	(e)	111
Year ended 12/31/17	11.69	0.26		1.47	1.73	(0.29)	–	(0.29)	13.13	14.93	9,163	2.40		2.40		2.08		78
Year ended 12/31/16	11.72	0.28		0.02	0.30	(0.33)	–	(0.33)	11.69	2.56	10,283	2.24		2.27		2.39		83
Class R
Year ended 12/31/20	14.06	0.16		(0.95)	(0.79)	(0.18)	(0.05)	(0.23)	13.04	(5.41)	1,307	1.80	(d)	1.80	(d)	1.29	(d)	71
Year ended 12/31/19	12.25	0.26		1.81	2.07	(0.26)	–	(0.26)	14.06	16.95	1,818	1.84		1.84		1.94		103
Year ended 12/31/18	13.91	0.25	(e)	(1.71)	(1.46)	(0.20)	–	(0.20)	12.25	(10.60)	1,253	1.84		1.84		1.82	(e)	111
Year ended 12/31/17	12.38	0.35		1.56	1.91	(0.38)	–	(0.38)	13.91	15.55	1,496	1.90		1.90		2.58		78
Year ended 12/31/16	12.42	0.37		0.01	0.38	(0.42)	–	(0.42)	12.38	3.00	1,398	1.74		1.77		2.89		83
Class Y
Year ended 12/31/20	14.07	0.23		(0.96)	(0.73)	(0.23)	(0.06)	(0.29)	13.05	(4.89)	2,001	1.30	(d)	1.30	(d)	1.79	(d)	71
Year ended 12/31/19	12.26	0.33		1.80	2.13	(0.32)	–	(0.32)	14.07	17.52	2,910	1.34		1.34		2.44		103
Year ended 12/31/18	13.93	0.32	(e)	(1.72)	(1.40)	(0.27)	–	(0.27)	12.26	(10.21)	2,168	1.34		1.34		2.32	(e)	111
Year ended 12/31/17	12.39	0.41		1.58	1.99	(0.45)	–	(0.45)	13.93	16.20	4,714	1.40		1.40		3.08		78
Year ended 12/31/16	12.42	0.43		0.02	0.45	(0.48)	–	(0.48)	12.39	3.60	3,339	1.24		1.27		3.39		83
Class R5
Year ended 12/31/20	14.20	0.25		(0.97)	(0.72)	(0.25)	(0.06)	(0.31)	13.17	(4.74)	557	1.16	(d)	1.16	(d)	1.93	(d)	71
Year ended 12/31/19	12.38	0.35		1.83	2.18	(0.36)	–	(0.36)	14.20	17.69	594	1.17		1.17		2.61		103
Year ended 12/31/18	14.06	0.34	(e)	(1.73)	(1.39)	(0.29)	–	(0.29)	12.38	(10.05)	502	1.21		1.21		2.45	(e)	111
Year ended 12/31/17	12.52	0.44		1.57	2.01	(0.47)	–	(0.47)	14.06	16.27	1,042	1.24		1.24		3.24		78
Year ended 12/31/16	12.56	0.45		0.02	0.47	(0.51)	–	(0.51)	12.52	3.67	1,004	1.10		1.10		3.53		83
Class R6
Year ended 12/31/20	14.21	0.24		(0.98)	(0.74)	(0.25)	(0.06)	(0.31)	13.16	(4.88)	19	1.16	(d)	1.16	(d)	1.93	(d)	71
Year ended 12/31/19	12.38	0.35		1.84	2.19	(0.36)	–	(0.36)	14.21	17.77	1,494	1.17		1.17		2.61		103
Year ended 12/31/18	14.06	0.34	(e)	(1.73)	(1.39)	(0.29)	–	(0.29)	12.38	(10.03)	1,483	1.20		1.20		2.46	(e)	111
Period ended 12/31/17(f)	13.27	0.34		0.81	1.15	(0.36)	–	(0.36)	14.06	8.72	11	1.20	(g)	1.20	(g)	3.28	(g)	78

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $63,567, $2,020, $1,401, $2,131, $525 and $770 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.23 and 1.73%, $0.12 and 0.98%, $0.20 and 1.48%, $0.27 and 1.98%, $0.29 and 2.11% and $0.29 and 2.12% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Global Low Volatility Equity Yield Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Global Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is income and long-term growth of capital.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

    A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

    Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

    Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

    Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

    Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

    The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

    Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

    The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16	Invesco Global Low Volatility Equity Yield Fund

    Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

    The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

    The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

    The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

    The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

    The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “"lock in"” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

    A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash

17	Invesco Global Low Volatility Equity Yield Fund

settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.800%

Next $250 million	0.780%

Next $500 million	0.760%

Next $1.5 billion	0.740%

Next $2.5 billion	0.720%

Next $2.5 billion	0.700%

Next $2.5 billion	0.680%

Over $10 billion	0.660%

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.80%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $1,137.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $3,672 in front-end sales commissions from the sale of Class A shares and $87 and $48 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

18	Invesco Global Low Volatility Equity Yield Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1		Level 2	Level 3	Total

Investments in Securities

Australia	$–		$6,981,518	$–	$6,981,518

Belgium		–	265,754	–	265,754

Canada		5,793,873	–	–	5,793,873

China		–	569,393	–	569,393

Denmark		–	1,851,759	–	1,851,759

Finland		–	325,310	–	325,310

France		–	245,930	–	245,930

Germany		–	1,807,748	–	1,807,748

Hong Kong		–	2,250,505	–	2,250,505

Ireland		–	667,703	–	667,703

Israel		1,226,162	–	–	1,226,162

Italy		–	1,810,252	–	1,810,252

Japan		–	7,087,324	–	7,087,324

Jordan		–	739,014	–	739,014

Netherlands		–	2,374,050	–	2,374,050

New Zealand		–	218,126	–	218,126

Norway		–	670,396	–	670,396

Spain		–	358,806	–	358,806

Sweden		–	1,538,513	–	1,538,513

Switzerland		–	3,232,096	–	3,232,096

United Kingdom		700,064	3,055,495	–	3,755,559

United States		22,641,356	149,933	–	22,791,289

Money Market Funds		935,585	–	–	935,585

Total Investments in Securities		31,297,040	36,199,625	–	67,496,665

Other Investments - Assets*

Forward Foreign Currency Contracts		–	8,190	–	8,190

Futures Contracts		21,662	–	–	21,662

		21,662	8,190	–	29,852

Other Investments - Liabilities*

Forward Foreign Currency Contracts		–	(589,545)	–	(589,545)

Futures Contracts		(255)	–	–	(255)

		(255)	(589,545)	–	(589,800)

Total Other Investments		21,407	(581,355)	–	(559,948)

Total Investments		$31,318,447	$35,618,270	$–	$66,936,717

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

19	Invesco Global Low Volatility Equity Yield Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

	Value
Derivative Assets	Currency Risk	Equity Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$21,662	$21,662

Unrealized appreciation on forward foreign currency contracts outstanding	8,190	-	8,190

Total Derivative Assets	8,190	21,662	29,852

Derivatives not subject to master netting agreements	-	(21,662)	(21,662)

Total Derivative Assets subject to master netting agreements	$8,190	$-	$8,190

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(255)	$(255)

Unrealized depreciation on forward foreign currency contracts outstanding	(589,545)	-	(589,545)

Total Derivative Liabilities	(589,545)	(255)	(589,800)

Derivatives not subject to master netting agreements	-	255	255

Total Derivative Liabilities subject to master netting agreements	$(589,545)	$-	$(589,545)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
State Street Bank & Trust Co.	$8,190	$(589,545)	$(581,355)	$-	$-	$(581,355)

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(1,920,745)	$-	$(1,920,745)

Futures contracts	-	(62,377)	(62,377)

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	66,015	-	66,015

Futures contracts	-	9,184	9,184

Total	$(1,854,730)	$(53,193)	$(1,907,923)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts

Average notional value	$43,087,169	$1,030,868

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $755.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred

20	Invesco Global Low Volatility Equity Yield Fund

compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$1,162,413	$1,795,393

Return of capital	285,482	–

Total distributions	$1,447,895	$1,795,393

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Net unrealized appreciation – investments	$6,600,182

Net unrealized appreciation - foreign currencies	11,054

Temporary book/tax differences	(70,772)

Capital loss carryforward	(14,449,628)

Shares of beneficial interest	75,233,654

Total net assets	$67,324,490

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to forward foreign currency contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$10,654,573	$3,795,055	$14,449,628

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $49,316,404 and $61,202,328, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$9,965,706

Aggregate unrealized (depreciation) of investments	(3,365,524)

Net unrealized appreciation of investments	$6,600,182

    Cost of investments for tax purposes is $60,336,535.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital distributions and foreign currencies, on December 31, 2020, undistributed net investment income was increased by $172,910, undistributed net realized gain (loss) was increased by $112,572 and shares of beneficial interest was decreased by $285,482. This reclassification had no effect on the net assets of the Fund.

21	Invesco Global Low Volatility Equity Yield Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Class A	202,260	$2,423,246	215,597	$2,877,206

Class C	15,023	177,732	26,338	332,269

Class R	12,868	157,369	64,252	836,438

Class Y	20,127	254,392	98,609	1,299,008

Class R5	3,302	42,025	3,322	44,991

Class R6	9,464	123,688	25,306	343,860

Issued as reinvestment of dividends:
Class A	104,361	1,202,302	107,958	1,469,267

Class C	2,179	23,245	3,071	39,463

Class R	2,173	24,936	2,364	32,277

Class Y	3,549	40,982	4,085	55,810

Class R5	1,103	12,928	1,071	14,732

Class R6	1,576	17,637	2,578	35,471

Automatic conversion of Class C shares to Class A shares:
Class A	50,070	626,555	247,801	3,222,054

Class C	(52,977)	(626,555)	(262,179)	(3,222,054)

Reacquired:
Class A	(921,799)	(11,360,281)	(965,689)	(12,931,841)

Class C	(68,113)	(799,057)	(144,094)	(1,800,257)

Class R	(44,128)	(519,557)	(39,574)	(525,101)

Class Y	(77,193)	(883,180)	(72,697)	(974,439)

Class R5	(3,925)	(45,386)	(3,148)	(43,018)

Class R6	(114,743)	(1,443,919)	(42,506)	(578,207)

Net increase (decrease) in share activity	(854,823)	$(10,550,898)	(727,535)	$(9,472,071)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

22	Invesco Global Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Global Low Volatility Equity Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Low Volatility Equity Yield Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco Global Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,076.70	$8.09	$1,017.34	$7.86	1.55%
Class C	1,000.00	1,074.00	11.99	1,013.57	11.64	2.30
Class R	1,000.00	1,075.20	9.39	1,016.09	9.12	1.80
Class Y	1,000.00	1,077.90	6.79	1,018.60	6.60	1.30
Class R5	1,000.00	1,079.80	5.91	1,019.46	5.74	1.13
Class R6	1,000.00	1,079.00	5.91	1,019.46	5.74	1.13

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24	Invesco Global Low Volatility Equity Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	68.70%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2 Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3 Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4 Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5 Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-6 Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7 Invesco Global Low Volatility Equity Yield Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on
Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                             Invesco Distributors, Inc.                                                                                  GLVEY-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Income Allocation Fund
Nasdaq:
A: ALAAX ∎ C: CLIAX ∎ R: RLIAX ∎ Y: ALAYX ∎ R5: ILAAX ∎ R6: IIASX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco Income Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Income Allocation Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.33%
Class C Shares	1.56
Class R Shares	2.08
Class Y Shares	2.59
Class R5 Shares	2.59
Class R6 Shares	2.50
S&P 500 Index▼ (Broad Market Index)	18.40
Custom Invesco Income Allocation Index∎ (Style-Specific Index)	10.71
Lipper Mixed-Asset Target Allocation Conservative Funds Index[t] (Peer Group Index)	9.01

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; [t]Lipper Inc.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about

COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds. From an absolute performance perspective, strategic allocations to fixed income investments were the leading contributors to positive performance. Specifically, exposures to both US and international corporate bonds, taxable municipal bonds and preferred stocks were the leading contributors to positive absolute performance. In contrast, strategic allocations to alternative investments such as infrastructure and macro allocation strategies were the leading detractors from absolute performance. Strategic allocations to international equities with a low volatility factor tilt detracted from absolute performance as well.

    Relative to the Fund’s custom index, manager selection and an underweight allocation to US equity versus the index were the primary detractors from performance. Within the allocation to US equities, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 High Dividend Low Volatility ETF and Invesco Dividend Income Fund were the primary detractors from relative performance results. All of these underlying holdings have tilts towards value, low volatility and dividend yield factors which were the worst performing large-cap equity factors during the year. Manager selection and an overweight allocation to alternatives and international equities also detracted from relative performance. Invesco S&P International Developed Low Volatility ETF posted a negative return for the year and detracted from both absolute and relative performance results. Within the allocation to alternatives, Invesco Global Real Estate Income Fund, Invesco S&P High Income Infrastructure ETF and Invesco Multi Asset Income Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite. Style selection and manager selection within the fixed income allocation meaningfully detracted from relative results as well.

    Although there were no contributors to relative performance at the asset class level, select holdings within the fixed income allocation meaningfully contributed to relative performance results. Invesco Core Plus Bond Fund and Invesco Income Fund were the leading contributors to relative performance during the year. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted positive returns for the year. Strong performance for US bonds was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. Exposure to riskier fixed income investments within the allocation also benefited relative performance. Invesco International Bond Fund and Invesco Fundamental High Yield Corporate Bond ETF were meaningful contributors to relative performance as well.

    As part of the Fund’s annual rebalance, Invesco Emerging Markets Sovereign Debt ETF, Invesco Floating Rate ESG Fund, Invesco High Yield Fund, Invesco Quality Income Fund, Alerian MLP ETF, Invesco S&P High Income Infrastructure ETF and iShares Global Infrastructure ETF were removed as holdings, and Invesco Master Loan Fund, Invesco Master Event-Linked Bond Fund, Invesco International Bond Fund, Invesco Income Fund and Invesco Fundamental High Yield Corporate Bond ETF were added.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We welcome new investors who joined the Fund during the year, and we thank you for investing in Invesco Income Allocation Fund.

2	Invesco Income Allocation Fund

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Income Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.
3	Source: Lipper, Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Income Allocation Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	5.05%
10 Years	5.19
5 Years	4.62
1 Year	-3.34

Class C Shares
Inception (10/31/05)	5.02%
10 Years	5.15
5 Years	5.02
1 Year	0.58

Class R Shares
Inception (10/31/05)	5.18%
10 Years	5.52
5 Years	5.55
1 Year	2.08

Class Y Shares
Inception (10/3/08)	6.59%
10 Years	6.04
5 Years	6.08
1 Year	2.59

Class R5 Shares
Inception (10/31/05)	5.70%
10 Years	6.05
5 Years	6.08
1 Year	2.59

Class R6 Shares
10 Years	5.87%
5 Years	5.98
1 Year	2.50

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Income Allocation Fund

Supplemental Information

Invesco Income Allocation Fund’s investment objective is current income and, secondarily, growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Income Allocation Index is composed of the following indexes: S&P 500® , MSCI EAFE® , FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. The composition of the index may change based on the fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the fund’s objective. The MSCI EAFE Index is considered representative of stocks of Europe, Australasia and the Far East and is computed using the net return, which withholds applicable taxes for non-resident investors. The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs). The Bloomberg Barclays U.S. Universal Index is considered representative of USD-denominated, taxable bonds that are rated either investment grade or below investment grade.
∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Income Allocation Fund

Fund Information

Portfolio Composition*

By fund type	% of total investments

Fixed Income Funds	56.97%
Equity Funds	23.17
Alternative Funds	18.73
Money Market Funds	1.13

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of December 31, 2020.

7	Invesco Income Allocation Fund

Schedule of Investments

December 31, 2020

Invesco Income Allocation Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.02%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20
Alternative Funds–18.85%
Alerian MLP ETF(b)	-	$-	$11,144,293	$(9,179,213)	$-	$(1,965,080)	$350,929	-	$-
Invesco Global Real Estate Income Fund, Class R6	7.19%	29,531,636	17,588,720	(8,701,519)	507,360	(1,026,555)	879,584	4,453,542	37,899,642
Invesco Master Event-Linked Bond Fund, Class R6(c)	1.65%	-	31,791,482	(23,067,207)	(90,153)	81,058	562,710	556,443	8,715,180
Invesco Multi-Asset Income Fund, Class R6	10.01%	58,764,283	10,037,753	(10,288,438)	(3,745,569)	(2,051,853)	3,310,355	5,401,248	52,716,176
Invesco S&P High Income Infrastructure ETF	-	23,639,691	125,174	(23,916,420)	(1,781,592)	1,933,147	-	-	-
iShares Global Infrastructure ETF(b)	-	-	20,563,379	(17,733,179)	-	(2,830,200)	159,692	-	-
Total Alternative Funds		111,935,610	91,250,801	(92,885,976)	(5,109,954)	(5,859,483)	5,263,270		99,330,998
Domestic Equity Funds–17.35%
Invesco Dividend Income Fund, Class R6	5.88%	50,186,524	8,815,613	(25,804,161)	(3,079,304)	888,016	1,095,639	1,346,945	31,006,688
Invesco S&P 500® Enhanced Value ETF(d)	5.19%	35,532,260	15,829,245	(19,532,716)	209,860	(4,686,701)	919,813	812,595	27,351,948
Invesco S&P 500® High Dividend Low Volatility ETF(d)	6.28%	14,766,077	24,744,445	(6,957,279)	2,128,459	(1,610,325)	1,111,144	880,026	33,071,377
Total Domestic Equity Funds		100,484,861	49,389,303	(52,294,156)	(740,985)	(5,409,010)	3,126,596		91,430,013
Fixed Income Funds–57.34%
Invesco Core Plus Bond Fund, Class R6	15.13%	85,058,522	13,694,137	(22,131,301)	2,694,663	2,862,700	1,584,592	6,971,054	79,748,854
Invesco Corporate Bond Fund, Class R6	3.61%	21,989,612	1,962,496	(5,731,563)	646,574	699,628	688,542	2,384,930	19,031,740
Invesco Emerging Markets Sovereign Debt ETF	-	20,669,380	2,131,956	(21,223,397)	(1,548,113)	(29,826)	574,797	-	-
Invesco Floating Rate ESG Fund, Class R6(e)	-	51,842,393	3,125,090	(51,504,941)	954,144	(4,416,686)	1,247,946	-	-
Invesco Fundamental High Yield® Corporate Bond ETF	3.48%	-	18,434,069	(801,580)	684,417	4,458	263,548	942,457	18,321,364
Invesco High Yield Fund, Class R6	-	39,702,748	3,097,303	(39,634,565)	(330,809)	(2,834,677)	1,362,544	-	-
Invesco Income Fund, Class R6	8.33%	-	44,951,157	(3,528,017)	2,394,853	66,359	771,170	5,618,995	43,884,352
Invesco International Bond Fund, Class R6(c)	5.24%	-	27,791,917	(2,448,158)	2,192,947	54,268	327,330	4,724,482	27,590,974
Invesco Master Loan Fund, Class R6(c)	8.29%	-	44,788,844	(2,470,210)	1,402,777	(15,764)	1,011,458	2,821,940	43,705,647
Invesco Quality Income Fund, Class R5	-	69,045,392	8,695,466	(78,520,346)	2,353,047	(1,573,559)	1,424,691	-	-
Invesco Taxable Municipal Bond ETF	8.31%	20,514,971	27,600,930	(5,671,837)	1,248,742	77,423	809,960	1,306,574	43,770,229
Invesco Variable Rate Preferred ETF	4.95%	35,182,113	6,239,639	(14,697,307)	174,414	(806,186)	1,284,012	1,005,498	26,092,673
Total Fixed Income Funds		344,005,131	202,513,004	(248,363,222)	12,867,656	(5,911,862)	11,350,590		302,145,833
Foreign Equity Funds–5.98%
Invesco S&P International Developed Low Volatility ETF	5.98%	32,202,183	8,593,824	(5,594,296)	(2,462,152)	(1,255,247)	710,329	1,049,827	31,484,312
Money Market Funds–0.50%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(f)	0.17%	1,955,994	45,412,222	(46,465,736)	-	-	4,825	902,480	902,480
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(f)	0.14%	1,222,970	33,357,077	(33,849,272)	76	(3,181)	4,843	727,451	727,670
Invesco Treasury Portfolio, Institutional Class, 0.01%(f)	0.19%	2,235,422	51,899,682	(53,103,698)	-	-	5,351	1,031,406	1,031,406
Total Money Market Funds		5,414,386	130,668,981	(133,418,706)	76	(3,181)	15,019		2,661,556
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $488,932,107)	100.02%	594,042,171	482,415,913	(532,556,356)	4,554,641	(18,438,783)	20,465,804		527,052,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Income Allocation Fund

Invesco Income Allocation Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.02%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income		Shares 12/31/20	Value 12/31/20

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.63%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%	-	$-	$96,564,793	$(96,564,793)	$-	$-		$30,374	(h)	-	$-

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%	-	-	26,589,506	(26,585,803)	-	(3,703)		12,229	(h)	-	-

Invesco Private Government Fund, 0.02%(f)(i)	0.25%	-	173,681,884	(172,353,572)	-	-		1,574	(h)	1,328,312	1,328,312

Invesco Private Prime Fund, 0.12%(f)(i)	0.38%	-	75,250,290	(73,259,176)	-	1,354		2,008	(h)	1,991,871	1,992,468

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,320,780)	0.63%	-	372,086,473	(368,763,344)	-	(2,349)		46,185			3,320,780

TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $492,252,887)	100.65%	$594,042,171	$854,502,386	$(901,319,700)	$4,554,641	$(18,441,132	)(g)	$20,511,989			$530,373,492

OTHER ASSETS LESS LIABILITIES	(0.65)%										(3,449,313)

NET ASSETS	100.00%										$526,924,179

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Not affiliated with Invesco Advisers, Inc.
(c)	Effective September 30, 2020, the underlying fund’s name changed.
(d)	All or a portion of this security was out on loan at December 31, 2020.
(e)	Effective August 21, 2020, the underlying fund’s name changed.
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(g)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Core Plus Bond Fund	$2,429,867
Invesco Corporate Bond Fund	535,007

(h)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Income Allocation Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in affiliated underlying funds, at value (Cost $492,252,887)*	$530,373,492

Cash	82,727

Receivable for:
Dividends - affiliated underlying funds	684,743

Fund shares sold	898,871

Investment for trustee deferred compensation and retirement plans	62,276

Other assets	63,116

Total assets	532,165,225

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	644,257

Fund shares reacquired	901,403

Collateral upon return of securities loaned	3,320,780

Accrued fees to affiliates	248,235

Accrued other operating expenses	54,686

Trustee deferred compensation and retirement plans	71,685

Total liabilities	5,241,046

Net assets applicable to shares outstanding	$526,924,179

Net assets consist of:
Shares of beneficial interest	$516,901,395

Distributable earnings	10,022,784

$526,924,179

Net Assets:
Class A	$414,703,210

Class C	$57,434,233

Class R	$4,975,435

Class Y	$49,434,624

Class R5	$366,722

Class R6	$9,955

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	36,477,081

Class C	5,045,598

Class R	437,322

Class Y	4,348,637

Class R5	32,254

Class R6	876

Class A:
Net asset value per share	$11.37

Maximum offering price per share (Net asset value of $11.37 ÷ 94.50%)	$12.03

Class C:
Net asset value and offering price per share	$11.38

Class R:
Net asset value and offering price per share	$11.38

Class Y:
Net asset value and offering price per share	$11.37

Class R5:
Net asset value and offering price per share	$11.37

Class R6:
Net asset value and offering price per share	$11.36

*	At December 31, 2020, securities with an aggregate value of $3,241,910 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Income Allocation Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends from affiliated underlying funds (includes securities lending income of $ 327,689)	$20,282,872

Dividends from unaffiliated underlying funds	510,621

Total investment income	20,793,493

Expenses:
Administrative services fees	80,691

Custodian fees	3,044

Distribution fees:
Class A	1,011,789

Class C	666,283

Class R	28,427

Transfer agent fees – A, C, R and Y	617,252

Transfer agent fees – R5	1,123

Transfer agent fees – R6	29

Trustees’ and officers’ fees and benefits	28,263

Registration and filing fees	112,276

Reports to shareholders	36,453

Professional services fees	26,050

Other	9,171

Total expenses	2,620,851

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(914,354)

Net expenses	1,706,497

Net investment income	19,086,996

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Affiliated underlying fund shares	(16,610,726)

Unaffiliated underlying fund shares	(4,795,280)

Capital gain distributions from affiliated underlying fund shares	2,964,874

(18,441,132)

Change in net unrealized appreciation of affiliated underlying fund shares	4,554,641

Net realized and unrealized gain (loss)	(13,886,491)

Net increase (decrease) in net assets resulting from operations	$5,200,505

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Income Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$19,086,996	$22,852,766

Net realized gain (loss)	(18,441,132)	13,295,429

Change in net unrealized appreciation	4,554,641	38,867,482

Net increase in net assets resulting from operations	5,200,505	75,015,677

Distributions to shareholders from distributable earnings:
Class A	(17,233,903)	(26,674,202)

Class C	(2,343,323)	(4,556,744)

Class R	(228,781)	(484,873)

Class Y	(2,459,711)	(4,643,584)

Class R5	(51,483)	(137,650)

Class R6	(1,767)	(11,990)

Total distributions from distributable earnings	(22,318,968)	(36,509,043)

Share transactions–net:
Class A	(8,976,301)	83,912,549

Class C	(18,020,034)	(38,519,905)

Class R	(1,602,387)	(2,412,111)

Class Y	(17,568,239)	8,437,377

Class R5	(1,212,217)	(235,925)

Class R6	(173,604)	30,921

Net increase (decrease) in net assets resulting from share transactions	(47,552,782)	51,212,906

Net increase (decrease) in net assets	(64,671,245)	89,719,540

Net assets:
Beginning of year	591,595,424	501,875,884

End of year	$526,924,179	$591,595,424

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Income Allocation Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 12/31/20	$11.60	$0.40	$(0.17)	$0.23	$(0.46)	$(0.00)	$(0.46)	$11.37	2.33%	$414,703	0.25	%(e)	0.43	%(e)	3.65	%(e)	66%
Year ended 12/31/19	10.76	0.49	1.12	1.61	(0.53)	(0.24)	(0.77)	11.60	15.19	434,337	0.25		0.44		4.28		14
Year ended 12/31/18	11.70	0.44	(0.96)	(0.52)	(0.42)	-	(0.42)	10.76	(4.53)	323,945	0.25		0.45		3.86		20
Year ended 12/31/17	11.21	0.38	0.50	0.88	(0.39)	-	(0.39)	11.70	7.99	391,850	0.25		0.46		3.32		8
Year ended 12/31/16	10.66	0.40	0.56	0.96	(0.36)	(0.05)	(0.41)	11.21	9.15	372,141	0.25		0.46		3.64		38
Class C
Year ended 12/31/20	11.61	0.31	(0.16)	0.15	(0.38)	(0.00)	(0.38)	11.38	1.56	57,434	1.00	(e)	1.18	(e)	2.90	(e)	66
Year ended 12/31/19	10.78	0.41	1.10	1.51	(0.44)	(0.24)	(0.68)	11.61	14.22	78,374	1.00		1.19		3.53		14
Year ended 12/31/18	11.71	0.35	(0.94)	(0.59)	(0.34)	-	(0.34)	10.78	(5.15)	110,370	1.00		1.20		3.11		20
Year ended 12/31/17	11.22	0.30	0.50	0.80	(0.31)	-	(0.31)	11.71	7.18	147,051	1.00		1.21		2.57		8
Year ended 12/31/16	10.67	0.32	0.56	0.88	(0.28)	(0.05)	(0.33)	11.22	8.33	125,281	1.00		1.21		2.89		38
Class R
Year ended 12/31/20	11.60	0.37	(0.16)	0.21	(0.43)	(0.00)	(0.43)	11.38	2.17	4,975	0.50	(e)	0.68	(e)	3.40	(e)	66
Year ended 12/31/19	10.77	0.46	1.11	1.57	(0.50)	(0.24)	(0.74)	11.60	14.80	6,847	0.50		0.69		4.03		14
Year ended 12/31/18	11.70	0.40	(0.94)	(0.54)	(0.39)	-	(0.39)	10.77	(4.68)	8,601	0.50		0.70		3.61		20
Year ended 12/31/17	11.22	0.35	0.49	0.84	(0.36)	-	(0.36)	11.70	7.63	6,949	0.50		0.71		3.07		8
Year ended 12/31/16	10.67	0.37	0.56	0.93	(0.33)	(0.05)	(0.38)	11.22	8.87	5,016	0.50		0.71		3.39		38
Class Y
Year ended 12/31/20	11.60	0.42	(0.16)	0.26	(0.49)	(0.00)	(0.49)	11.37	2.59	49,435	0.00	(e)	0.18	(e)	3.90	(e)	66
Year ended 12/31/19	10.76	0.52	1.11	1.63	(0.55)	(0.24)	(0.79)	11.60	15.48	70,139	0.00		0.19		4.53		14
Year ended 12/31/18	11.70	0.47	(0.96)	(0.49)	(0.45)	-	(0.45)	10.76	(4.29)	57,009	0.00		0.20		4.11		20
Year ended 12/31/17	11.21	0.41	0.50	0.91	(0.42)	-	(0.42)	11.70	8.26	76,898	0.00		0.21		3.57		8
Year ended 12/31/16	10.66	0.43	0.56	0.99	(0.39)	(0.05)	(0.44)	11.21	9.42	35,002	0.00		0.21		3.89		38
Class R5
Year ended 12/31/20	11.60	0.42	(0.16)	0.26	(0.49)	(0.00)	(0.49)	11.37	2.59	367	0.00	(e)	0.16	(e)	3.90	(e)	66
Year ended 12/31/19	10.77	0.52	1.10	1.62	(0.55)	(0.24)	(0.79)	11.60	15.37	1,712	0.00		0.16		4.53		14
Year ended 12/31/18	11.70	0.47	(0.95)	(0.48)	(0.45)	-	(0.45)	10.77	(4.20)	1,807	0.00		0.18		4.11		20
Year ended 12/31/17	11.21	0.41	0.50	0.91	(0.42)	-	(0.42)	11.70	8.26	2,105	0.00		0.20		3.57		8
Year ended 12/31/16	10.66	0.43	0.56	0.99	(0.39)	(0.05)	(0.44)	11.21	9.42	825	0.00		0.18		3.89		38
Class R6
Year ended 12/31/20	11.60	0.45	(0.20)	0.25	(0.49)	(0.00)	(0.49)	11.36	2.50	10	0.00	(e)	0.14	(e)	3.90	(e)	66
Year ended 12/31/19	10.77	0.53	1.09	1.62	(0.55)	(0.24)	(0.79)	11.60	15.37	187	0.00		0.13		4.53		14
Year ended 12/31/18	11.70	0.47	(0.95)	(0.48)	(0.45)	-	(0.45)	10.77	(4.20)	145	0.00		0.15		4.11		20
Period ended 12/31/17(f)	11.42	0.31	0.28	0.59	(0.31)	-	(0.31)	11.70	5.25	10	0.00	(g)	0.17	(g)	3.57	(g)	8

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.51%, 0.52%, 0.56%, 0.54% and 0.58% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $404,716, $66,628, $5,685, $54,309, $1,126 and $38 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of April 04, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Income Allocation Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Income Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is current income and, secondarily, growth of capital.

    The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

14	Invesco Income Allocation Fund

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions - Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses - Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Advisor indirectly as a shareholder of the underlying funds.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the

15	Invesco Income Allocation Fund

“Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least April 30, 2022, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.25%, 1.00%, 0.50%, 0.00%, 0.00% and 0.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the expense reimbursement agreement, it will terminate on April 30, 2022. During its term, the expense reimbursement agreement cannot be terminated or amended to increase the expense limits or reduce the expense reimbursement without approval of the Board of Trustees.

    For the year ended December 31, 2020, the Adviser reimbursed fund level expenses of $295,279 and reimbursed class level expenses of $470,775, $77,164, $6,577, $62,736, $1,123 and $29 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $67,797 in front-end sales commissions from the sale of Class A shares and $45,136 and $1,655 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Affiliated Issuers	$515,675,976	$ 8,715,180	$-	$524,391,156
Money Market Funds	2,661,556	3,320,780	-	5,982,336
Total Investments	$518,337,532	$12,035,960	$-	$530,373,492

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $671.

16	Invesco Income Allocation Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019
Ordinary income*	$22,318,968	$24,828,656
Long-term capital gain	-	11,680,387
Total distributions	$22,318,968	$36,509,043

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$832,280

Net unrealized appreciation – investments	26,357,138

Temporary book/tax differences	(50,572)

Capital loss carryforward	(17,116,062)

Shares of beneficial interest	516,901,395

Total net assets	$526,924,179

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$5,686,559	$11,429,503	$17,116,062

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $351,746,932 and $399,137,650, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$26,931,770

Aggregate unrealized (depreciation) of investments	(574,632)

Net unrealized appreciation of investments	$26,357,138

    Cost of investments for tax purposes is $504,016,354.

17	Invesco Income Allocation Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds and tax adjustments, on December 31, 2020, undistributed net investment income was increased by $3,365,570, undistributed net realized gain (loss) was decreased by $2,915,371 and shares of beneficial interest was decreased by $450,199. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:

Class A	10,661,132	$115,770,513	8,492,067	$98,580,604

Class C	1,320,398	14,501,896	1,907,647	22,063,370

Class R	130,524	1,409,579	182,554	2,114,866

Class Y	1,737,651	19,273,026	2,616,846	29,881,840

Class R5	37,815	420,649	20,360	234,314

Class R6	253	2,974	3,078	35,624

Issued as reinvestment of dividends:
Class A	1,339,276	14,335,296	1,999,930	23,046,014

Class C	179,027	1,916,020	334,217	3,851,900

Class R	21,364	228,449	42,126	484,872

Class Y	158,928	1,696,682	316,702	3,646,482

Class R5	4,841	50,923	11,873	136,739

Class R6	115	1,339	977	11,254

Automatic conversion of Class C shares to Class A shares:
Class A	527,533	5,814,811	3,840,610	42,657,750

Class C	(526,730)	(5,814,811)	(3,837,119)	(42,657,750)

Reacquired:
Class A	(13,502,917)	(144,896,921)	(6,973,058)	(80,371,819)

Class C	(2,676,938)	(28,623,139)	(1,896,143)	(21,777,425)

Class R	(304,614)	(3,240,415)	(433,219)	(5,011,849)

Class Y	(3,596,627)	(38,537,947)	(2,181,035)	(25,090,945)

Class R5	(157,973)	(1,683,789)	(52,463)	(606,978)

Class R6	(15,618)	(177,917)	(1,378)	(15,957)

Net increase (decrease) in share activity	(4,662,560)	$(47,552,782)	4,394,572	$51,212,906

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

18	Invesco Income Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Income Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19	Invesco Income Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,098.50	$1.32	$1,023.88	$1.27	0.25%
Class C	1,000.00	1,093.30	5.26	1,020.11	5.08	1.00
Class R	1,000.00	1,097.10	2.64	1,022.62	2.54	0.50
Class Y	1,000.00	1,099.90	0.00	1,025.14	0.00	0.00
Class R5	1,000.00	1,098.90	0.00	1,025.14	0.00	0.00
Class R6	1,000.00	1,098.90	0.00	1,025.14	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

20	Invesco Income Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	22.44%
Corporate Dividends Received Deduction*	18.26%
Qualified Business Income (199A)*	2.10%
Business Interest Income*	58.10%
U.S. Treasury Obligations*	0.80%

*   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$106,779

21	Invesco Income Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-6	Invesco Income Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Income Allocation Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                         Invesco Distributors, Inc.                                                                                   INCAL-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Peak Retirement™ Funds
Invesco Peak Retirement™ Now Fund	Invesco Peak Retirement™ 2050 Fund
Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2055 Fund
Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2060 Fund
Invesco Peak Retirement™ 2025 Fund	Invesco Peak Retirement™ 2065 Fund
Invesco Peak Retirement™ 2030 Fund
Invesco Peak Retirement™ 2035 Fund
Invesco Peak Retirement™ 2040 Fund
Invesco Peak Retirement™ 2045 Fund

2

Market in review

    Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

3	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Peak Retirement™ Now Fund

For the year ended December 31, 2020, Class A shares of Invesco Peak Retirement™ Now Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement Now Benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.71%
Class C Shares	3.03
Class R Shares	3.45
Class Y Shares	4.07
Class R5 Shares	4.07
Class R6 Shares	4.07
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	7.51
Custom Invesco Peak Retirement Now Benchmark⬛ (Style-Specific Index)	10.19

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. From an absolute performance perspective, strategic allocations to fixed income investments were the leading contributors to positive performance during the year. Specifically, exposures to both US and international corporate bonds and preferred stocks were the leading contributors to positive absolute performance. In contrast, strategic allocations to alternative investments such as master limited partnerships, real estate and infrastructure produced negative returns and were the leading detractors from absolute performance. Strategic allocations to US and international equities with a low volatility factor tilt detracted from absolute performance as well.

    Relative to the Fund’s style-specific benchmark, manager selection and style selection within the equity allocation were the primary detractors from Fund performance. Within the allocation to US equities, the Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 High Dividend Low Volatility ETF were the primary detractors from relative performance results. The Invesco S&P International Developed Low Volatility ETF in the international equity allocation also detracted from relative performance results. The value, low volatility and dividend yield factors were the worst performing large-cap equity factors during the year. Manager selection and an overweight allocation to alternatives meaningfully detracted from relative results as well. Within the allocation to alternatives, the Invesco Global Real Estate Income Fund and Invesco Multi Asset Income Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short- and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite.

    Conversely, manager selection within the fixed income allocation was the leading contributor to relative performance results. Within the allocation, the Invesco Core Plus Bond Fund and Invesco Income Fund were the leading contributors to relative performance. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted positive returns for the year. Strong performance

Fund Nasdaq Symbols

Class A	PKTSX
Class C	PKTTX
Class R	PKTVX
Class Y	PKTUX
Class R5	PKTWX
Class R6	PKTZX

by US bonds was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. Exposure to riskier fixed income investments within the allocation also benefited the Fund’s relative performance. The Invesco Fundamental High Yield Corporate Bond ETF and Invesco Variable Rate Preferred ETF were meaningful contributors to relative performance as well.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in the Invesco Peak Retirement™ Now Fund.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Peak Retirement™ 2015 Fund

For the year ended December 31, 2020, Class A shares of Invesco Peak Retirement™ 2015 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2015 Benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.53%
Class C Shares	2.81
Class R Shares	3.37
Class Y Shares	3.84
Class R5 Shares	3.84
Class R6 Shares	3.84
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	7.51
Custom Invesco Peak Retirement 2015 Benchmark⬛ (Style-Specific Index)	10.04

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. From an absolute performance perspective, strategic allocations to fixed income investments were the leading contributors to positive performance during the year. Specifically, exposures to both US and international corporate bonds and preferred stocks were the leading contributors to positive absolute performance. In contrast, strategic allocations to alternative investments such as master limited partnerships, real estate and infrastructure produced negative returns and were the leading detractors from absolute performance. Strategic allocations to international equities with a low volatility factor tilt detracted from absolute performance as well.

    Relative to the Fund’s style-specific benchmark, manager selection and style selection within the equity allocation were the primary detractors from Fund performance. Within the allocation to US equities, the Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 High Dividend Low Volatility ETF were the primary detractors from relative performance results. The Invesco S&P International Developed Low Volatility ETF in the international equity allocation also detracted from relative performance results. The value, low volatility and dividend yield factors were the worst performing large-cap equity factors during the year. Manager selection and an overweight allocation to alternatives meaningfully detracted from relative results as well. Within the allocation to alternatives, the Invesco Global Real Estate Income Fund, iShares Global Infrastructure ETF and Invesco Multi Asset Income Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short- and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite.

    Conversely, manager selection within the fixed income allocation was the leading contributor to relative performance results. Within the allocation, the Invesco Core Plus Bond Fund and Invesco Income Fund were the leading contributors to relative performance. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted positive

Fund Nasdaq Symbols

Class A	PKTMX
Class C	PKTNX
Class R	PKTPX
Class Y	PKTOX
Class R5	PKTQX
Class R6	PKTRX

returns for the year. Strong performance by US bonds was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. Exposure to riskier fixed income investments within the allocation also benefited the Fund’s relative performance. The Invesco International Bond Fund, Invesco Fundamental High Yield Corporate Bond ETF and Invesco Variable Rate Preferred ETF were meaningful contributors to relative performance as well.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in the Invesco Peak Retirement™ 2015 Fund.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Peak Retirement™ 2020 Fund

For the year ended December 31, 2020, Class A shares of Invesco Peak Retirement™ 2020 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2020 Benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.12%
Class C Shares	6.47
Class R Shares	6.88
Class Y Shares	7.42
Class R5 Shares	7.52
Class R6 Shares	7.52
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	7.51
Custom Invesco Peak Retirement 2020 Benchmark⬛ (Style-Specific Index)	11.05

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. From an absolute performance perspective, strategic allocations to fixed income investments were the leading contributors to positive performance during the year. Specifically, exposures to both US and international corporate bonds and preferred stocks were the leading contributors to positive absolute performance. In contrast, strategic allocations to alternative investments such as real estate and macro allocation strategies were the leading detractors from absolute performance. Strategic allocations to international equities with a value factor tilt detracted from absolute performance as well.

    Relative to the Fund’s style-specific benchmark, manager selection and style selection within the US equity allocation were the primary detractors from Fund performance. Within the allocation to US equities, the Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 High Dividend Low Volatility ETF and Invesco Growth and Income Fund were the primary detractors from relative performance results. All of these underlying funds have tilts towards the value, low volatility and dividend yield factors, which were the worst performing large-cap equity factors during the year. Manager selection and an overweight allocation to alternatives meaningfully detracted from relative results as well. Within the allocation to alternatives, the Invesco Global Real Estate Income Fund, Invesco All Cap Market Neutral Fund and Invesco Multi Asset Income Fund were the leading detractors from the Fund’s relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short- and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite.

    Conversely, manager selection within the fixed income allocation was the leading contributor to relative performance results. Within the allocation, the Invesco Core Plus Bond Fund and Invesco Income Fund were the leading contributors to relative performance. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted positive returns for the year. Strong performance by US bonds was largely attributable to

Fund Nasdaq Symbols

Class A	PKTGX
Class C	PKTHX
Class R	PKTJX
Class Y	PKTIX
Class R5	PKTKX
Class R6	PKTLX

the sharp decline in US Treasury yields as well as a rally in spread sector assets. Exposure to riskier fixed income investments within the allocation also benefited the Fund’s relative performance. The Invesco International Bond Fund and Invesco Fundamental High Yield Corporate Bond ETF were meaningful contributors to relative performance as well.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in the Invesco Peak Retirement™ 2020 Fund.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

6	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Peak Retirement™ 2025 Fund

For the year ended December 31, 2020, Class A shares of Invesco Peak Retirement™ 2025 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2025 Benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.91%
Class C Shares	9.16
Class R Shares	9.67
Class Y Shares	10.22
Class R5 Shares	10.13
Class R6 Shares	10.22
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	7.51
Custom Invesco Peak Retirement 2025 Benchmark⬛ (Style-Specific Index)	11.21

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. From an absolute performance perspective, strategic allocations to equity investments were the leading contributors to positive performance during the year. Specifically, exposures to large-cap US equities were the leading contributors to positive absolute performance. Strategic allocations to fixed income investments also contributed to positive absolute performance. Exposures to both US and international corporate bonds were contributors to positive absolute performance. In contrast, strategic allocations to alternative investments such as real estate detracted from absolute performance.

    Relative to the Fund’s style-specific benchmark, manager selection, style selection and an underweight allocation to US equities were the primary detractors from Fund performance. Within the allocation to US equities, the Invesco Equally-Weighted S&P 500 Fund, Invesco Growth and Income Fund and Invesco U.S. Managed Volatility Fund were the primary detractors from relative performance results. All of these underlying funds have tilts towards the value, low volatility or dividend yield factors, which were the worst performing large-cap equity factors during the year. An overweight allocation to alternatives meaningfully detracted from relative results as well. Within the allocation to alternatives, the Invesco Global Real Estate Income Fund and Invesco All Cap Market Neutral Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short- and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite.

    Conversely, manager selection within the fixed income allocation was the leading contributor to relative performance results. Within the allocation, the Invesco Core Plus Bond Fund and Invesco Income Fund were the leading contributors to relative performance. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted positive returns for the year. Strong performance by US bonds was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. Exposure to riskier fixed income investments

Fund Nasdaq Symbols

Class A	PKTAX
Class C	PKTBX
Class R	PKTDX
Class Y	PKTCX
Class R5	PKTEX
Class R6	PKTFX

within the allocation also benefited the Fund’s relative performance. The Invesco International Bond Fund and Invesco Fundamental High Yield Corporate Bond ETF were meaningful contributors to relative performance as well.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in the Invesco Peak Retirement™ 2025 Fund.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

7	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Peak Retirement™ 2030 Fund

For the year ended December 31, 2020, Class A shares of Invesco Peak Retirement™ 2030 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2030 Benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.11%
Class C Shares	9.46
Class R Shares	9.90
Class Y Shares	10.49
Class R5 Shares	10.49
Class R6 Shares	10.49
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	7.51
Custom Invesco Peak Retirement 2030 Benchmark⬛ (Style-Specific Index)	12.48

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. From an absolute performance perspective, strategic allocations to equity investments were the leading contributors to positive performance during the year. Specifically, exposures to large-cap US equities were the leading contributors to positive absolute performance. Strategic allocations to fixed income investments also contributed to positive absolute performance. Exposures to both US and international corporate bonds were contributors to positive absolute performance. In contrast, strategic allocations to alternative investments such as real estate detracted from absolute performance.

    Relative to the Fund’s style-specific benchmark, manager selection and an underweight allocation to US equities were the primary detractors from Fund performance. Within the allocation to US equities, the Invesco Equally-Weighted S&P 500 Fund, Invesco Growth and Income Fund and Invesco Comstock Fund were the primary detractors from relative performance results. All of these underlying funds have tilts towards the value, low volatility or dividend yield factors, which were the worst performing large-cap equity factors during the year. An overweight allocation to alternatives meaningfully detracted from relative results as well. Within the allocation to alternatives, the Invesco Global Real Estate Income Fund and Invesco All Cap Market Neutral Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short- and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite.

    Conversely, manager selection within the allocation to US small- and mid-cap equities was the leading contributor to relative performance results. The Invesco Discovery Mid Cap Growth Fund posted a strong gain for the year and contributed to relative performance. Select holdings within the fixed income allocation also contributed to relative performance results. Within the allocation, the Invesco Core Plus Bond Fund, Invesco International Bond Fund and Invesco Income Fund were the leading contributors to the Fund’s relative performance. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index – government-related, corporate, securitized

Fund Nasdaq Symbols

Class A	PKKSX
Class C	PKKTX
Class R	PKKVX
Class Y	PKKUX
Class R5	PKKWX
Class R6	PKKZX

and treasury – posted positive returns for the year. Strong performance by US bonds was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in the Invesco Peak Retirement™ 2030 Fund.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

8	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Peak Retirement™ 2035 Fund

For the year ended December 31, 2020, Class A shares of Invesco Peak Retirement™ 2035 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2035 Benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.72%
Class C Shares	10.85
Class R Shares	11.46
Class Y Shares	12.05
Class R5 Shares	12.05
Class R6 Shares	12.05
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	7.51
Custom Invesco Peak Retirement 2035 Benchmark⬛ (Style-Specific Index)	13.79

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. From an absolute performance perspective, strategic allocations to equity investments were the leading contributors to positive performance during the year. Specifically, exposures to large-, mid- and small-cap US equities were the leading contributors to positive absolute performance. Strategic allocations to fixed income investments also contributed to positive absolute performance. Exposures to both US and international corporate bonds were contributors to positive absolute performance. In contrast, strategic allocations to alternative investments such as real estate detracted from absolute performance.

    Relative to the Fund’s style-specific benchmark, manager selection and an underweight allocation to US equities were the primary detractors from Fund performance. Within the allocation to large-cap US equities, the Invesco Equally-Weighted S&P 500 Fund, Invesco Growth and Income Fund and Invesco Comstock Fund were the primary detractors from relative performance results.

Within the allocation to small- and mid-cap US equities, the Invesco S&P MidCap Low Volatility ETF and Invesco S&P SmallCap Low Volatility ETF were the leading detractors from relative performance. All of these underlying funds have tilts towards the value, low volatility or dividend yield factors, which were the worst performing large-cap equity factors during the year. An overweight allocation to alternatives meaningfully detracted from relative results as well. Within the allocation to alternatives, the Invesco Global Real Estate Income Fund and Invesco Macro Allocation Strategy Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short-and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite.

    Conversely, manager selection and an overweight allocation to US small- and mid-cap equities contributed to relative performance results. The Invesco Discovery Mid Cap Growth Fund and Invesco Main Street Small Cap Fund each posted strong gains for the year and contributed to relative performance. Select holdings within the fixed income allocation also contributed to relative performance results.

Fund Nasdaq Symbols

Class A	PKKMX
Class C	PKKNX
Class R	PKKPX
Class Y	PKKOX
Class R5	PKKQX
Class R6	PKKRX

Within the allocation, the Invesco Core Plus Bond Fund, Invesco International Bond Fund, Invesco Income Fund and Invesco Taxable Municipal Bond ETF were the leading contributors to the Fund’s relative performance. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted positive returns for the year. Strong performance by US bonds was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in the Invesco Peak Retirement™ 2035 Fund.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

9	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Peak Retirement™ 2040 Fund

For the year ended December 31, 2020, Class A shares of Invesco Peak Retirement™ 2040 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2040 Benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.87%
Class C Shares	11.06
Class R Shares	11.40
Class Y Shares	12.06
Class R5 Shares	12.06
Class R6 Shares	12.06
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	7.51
Custom Invesco Peak Retirement 2040 Benchmark⬛ (Style-Specific Index)	14.42

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. From an absolute performance perspective, strategic allocations to equity investments were the leading contributors to positive performance during the year. Specifically, exposures to large-, mid- and small-cap US equities were the leading contributors to positive absolute performance. Strategic allocations to fixed income investments also contributed to positive absolute performance. Exposures to taxable municipal bonds and US corporate bonds were contributors to positive absolute performance. In contrast, strategic allocations to alternative investments such as macro allocation strategies and real estate detracted from absolute performance.

    Relative to the Fund’s style-specific benchmark, manager selection and an underweight allocation to large-cap US equities were the primary detractors from Fund performance. Within the allocation to large-cap US equities, the Invesco Equally-Weighted S&P 500 Fund, Invesco Growth and Income Fund and Invesco Comstock Fund were the primary detractors from relative performance results. Select holdings within the allocation to small- and mid-cap US equities also detracted from relative performance. The Invesco S&P MidCap Low Volatility ETF and Invesco S&P SmallCap Low Volatility ETF were notable detractors from relative performance. All of these underlying funds have tilts towards the value, low volatility or dividend yield factors, which were the worst performing large-cap equity factors during the year. An overweight allocation to alternatives meaningfully detracted from relative results as well. Within the allocation to alternatives, the Invesco Global Real Estate Income Fund and Invesco Long/Short Equity Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short- and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite. Manager selection and an underweight allocation to fixed income also acted as detractors from relative performance.

    Conversely, manager selection and an overweight allocation to US small- and mid-cap equities contributed to relative performance results. The Invesco Discovery Mid Cap Growth Fund and Invesco

Fund Nasdaq Symbols

Class A	PKKGX
Class C	PKKHX
Class R	PKKJX
Class Y	PKKIX
Class R5	PKKKX
Class R6	PKKLX

Main Street Small Cap Fund® each posted strong gains for the year and contributed to relative performance. Manager selection and underweight exposure in the allocation to international equities also benefited relative performance. Within the allocation to developed market equities, the Invesco International Companies Fund outperformed the MSCI EAFE Index and was a notable contributor to relative performance. Select holdings in the allocation to large-cap US equities also contributed to relative performance results. The Invesco Russell 1000 Dynamic Multifactor ETF and Invesco S&P 500 Pure Growth ETF were meaningful contributors to relative results during the year. Select holdings within the fixed income allocation also contributed to relative performance results. Within the allocation, the Invesco Core Plus Bond Fund, Invesco International Bond Fund, Invesco Income Fund and Invesco Taxable Municipal Bond ETF were the leading contributors to the Fund’s relative performance. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted positive returns for the year.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in the Invesco Peak Retirement™ 2040 Fund.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

10	Invesco Peak RetirementTM Funds

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

11                          Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Peak Retirement™ 2045 Fund

For the year ended December 31, 2020, Class A shares of Invesco Peak Retirement™ 2045 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2045 Benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.80%
Class C Shares	10.06
Class R Shares	10.57
Class Y Shares	11.12
Class R5 Shares	11.21
Class R6 Shares	11.12
Russell 3000 Index▼ (Broad Market Index)	20.89
Custom Invesco Peak Retirement 2045 Benchmark⬛ (Style-Specific Index)	15.20

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. From an absolute performance perspective, strategic allocations to equity investments were the leading contributors to positive performance during the year. Specifically, exposures to large-, mid- and small-cap US equities were the leading contributors to positive absolute performance. Strategic allocations to fixed income investments also contributed to positive absolute performance. Exposures to taxable municipal bonds and US corporate bonds were contributors to positive absolute performance. In contrast, strategic allocations to alternative investments such as macro allocation strategies and real estate detracted from absolute performance.

    Relative to the Fund’s style-specific benchmark, manager selection and an underweight allocation to large-cap US equities were the primary detractors from Fund performance. Within the allocation to large-cap US equities, the Invesco Equally-Weighted S&P 500 Fund, Invesco Growth and Income Fund and Invesco Comstock Fund were the primary detractors from relative performance results. Select holdings within the allocation to small- and mid-cap US equities also detracted from relative performance. The Invesco S&P MidCap Low Volatility ETF and Invesco S&P SmallCap Low Volatility ETF were notable detractors from relative performance. All of these underlying funds have tilts towards the value, low volatility or dividend yield factors, which were the worst performing large-cap equity factors during the year. An overweight allocation to alternatives meaningfully detracted from relative results as well. Within the allocation to alternatives, the Invesco Global Real Estate Income Fund and Invesco Long/Short Equity Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short- and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite. Manager selection and an underweight allocation to fixed income also acted as detractors from relative performance.

    Conversely, manager selection and an overweight allocation to US small- and mid-cap equities contributed to relative performance results. The Invesco Discovery Mid Cap Growth Fund and Invesco Main Street Small Cap Fund® each posted strong gains for the year and contributed to relative performance. Manager selection and underweight exposure in the allocation to international equities also benefited the Fund’s relative performance.

Within the allocation to developed market equities, the Invesco International Companies Fund outperformed the MSCI EAFE Index and was a notable contributor to the Fund’s relative performance. Select holdings in the allocation to large-cap US equities also contributed to relative performance results. The Invesco Russell 1000 Dynamic Multifactor ETF and Invesco S&P 500 Pure Growth ETF were meaningful contributors to relative results during the year.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in the Invesco Peak Retirement™ 2045 Fund.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Fund Nasdaq Symbols
Class A	PKKAX
Class C	PKKBX
Class R	PKKDX
Class Y	PKKCX
Class R5	PKKEX
Class R6	PKKFX

12	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Peak Retirement™ 2050 Fund

For the year ended December 31, 2020, Class A shares of Invesco Peak Retirement™ 2050 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2050 Benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.19%
Class C Shares	10.31
Class R Shares	10.81
Class Y Shares	11.49
Class R5 Shares	11.49
Class R6 Shares	11.50
Russell 3000 Index▼ (Broad Market Index)	20.89
Custom Invesco Peak Retirement 2050 Benchmark⬛ (Style-Specific Index)	15.93

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. From an absolute performance perspective, strategic allocations to equity investments were the leading contributors to positive performance during the year. Specifically, exposures to large-, mid- and small-cap US equities were the leading contributors to positive absolute performance. Strategic allocations to fixed income investments also contributed to positive absolute performance. Exposures to taxable municipal bonds and US corporate bonds were contributors to positive absolute performance. In contrast, strategic allocations to alternative investments such as macro allocation strategies and real estate detracted from absolute performance.

    Relative to the Fund’s style-specific benchmark, manager selection and an underweight allocation to large-cap US equities were the primary detractors from Fund performance. Within the allocation to large-cap US equities, the Invesco Equally-Weighted S&P 500 Fund, Invesco Growth and Income Fund and Invesco Comstock Fund were the primary detractors from relative performance results. Select holdings within the allocation to small- and mid-cap US equities also detracted from relative performance. The Invesco S&P MidCap Low Volatility ETF and Invesco S&P SmallCap Low Volatility ETF were notable detractors from relative performance. All of these underlying funds have tilts towards the value, low volatility or dividend yield factors, which were the worst performing large-cap equity factors during the year. Manager selection and an underweight allocation to fixed income also acted as detractors from relative performance. The Invesco 1-30 Laddered Treasury ETF and Invesco Quality Income Fund were notable detractors from relative performance as Treasuries and government bonds underperformed corporate bonds during the year. An overweight allocation to alternatives meaningfully detracted from relative results as well. Within the allocation to alternatives, the Invesco Global Real Estate Income Fund and Invesco Long/Short Equity Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short- and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite.

    Conversely, manager selection and an overweight allocation to US small- and mid-cap equities contributed to relative performance results. The Invesco Discovery Mid Cap Growth Fund and Invesco Main Street Small Cap Fund® each posted strong gains for the year and contributed to relative performance. Manager selection and underweight exposure in the allocation to international equities also benefited the Fund’s relative performance. Within the allocation to developed market equities, the Invesco International Companies Fund outperformed the MSCI EAFE Index and was a notable contributor to relative performance. Select holdings in the allocation to large-cap US equities also contributed to relative performance results. The Invesco Russell 1000 Dynamic Multifactor ETF and Invesco S&P 500 Pure Growth ETF were meaningful contributors to relative results during the year.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in the Invesco Peak Retirement™ 2050 Fund.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an

Fund Nasdaq Symbols

Class A	PKRSX
Class C	PKRTX
Class R	PKRVX
Class Y	PKRUX
Class R5	PKRWX
Class R6	PKRZX

13	Invesco Peak RetirementTM Funds

offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

14                          Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Peak Retirement™ 2055 Fund

For the year ended December 31, 2020, Class A shares of Invesco Peak Retirement™ 2055 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2055 Benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.66%
Class C Shares	11.78
Class R Shares	12.38
Class Y Shares	12.87
Class R5 Shares	12.96
Class R6 Shares	12.96
Russell 3000 Index▼ (Broad Market Index)	20.89
Custom Invesco Peak Retirement 2055 Benchmark⬛ (Style-Specific Index)	16.10

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. From an absolute performance perspective, strategic allocations to equity investments were the leading contributors to positive performance during the year. Specifically, exposures to large-, mid- and small-cap US equities were the leading contributors to positive absolute performance. Strategic allocations to fixed income investments also contributed to positive absolute performance. Exposures to taxable municipal bonds and US corporate bonds were contributors to positive absolute performance. In contrast, strategic allocations to alternative investments such as macro allocation strategies and real estate detracted from absolute performance.

    Relative to the Fund’s style-specific benchmark, manager selection and an underweight allocation to large-cap US equities were the primary detractors from Fund performance. Within the allocation to large-cap US equities, the Invesco Equally-Weighted S&P 500 Fund, Invesco Diversified Dividend Fund and Invesco Comstock Fund were the primary detractors from relative performance results. Select holdings within the allocation to small- and mid-cap US equities also detracted from relative performance. The Invesco S&P MidCap Low Volatility ETF and Invesco S&P SmallCap Low Volatility ETF were notable detractors from relative performance. All of these underlying funds have tilts towards the value, low volatility or dividend yield factors, which were the worst performing large-cap equity factors during the year. Manager selection and an underweight allocation to fixed income also acted as detractors from relative performance. The Invesco 1-30 Laddered Treasury ETF and Invesco Quality Income Fund were notable detractors from relative performance as Treasuries and government bonds underperformed corporate bonds during the year. Manager selection and overweight allocations to alternatives and emerging market equities meaningfully detracted from relative results as well.

    Conversely, manager selection and an overweight allocation to US small- and mid-cap equities contributed to relative performance results. The Invesco Discovery Mid Cap Growth Fund and Invesco Main Street Small Cap Fund® each posted strong gains for the year and contributed to relative performance. Manager selection and underweight exposure in the allocation to international equities also benefited the Fund’s relative performance. Within the allocation to developed market equities, the Invesco International Companies Fund outperformed the MSCI EAFE Index and was a notable contributor to relative performance. Select holdings in the allocation to large-cap US equities also contributed to relative performance results. The Invesco Russell 1000 Dynamic Multifactor ETF and Invesco S&P 500 Pure Growth ETF were meaningful contributors to relative results during the year.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in the Invesco Peak Retirement™ 2055 Fund.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Fund Nasdaq Symbols
Class A	PKRMX
Class C	PKRNX
Class R	PKRPX
Class Y	PKROX
Class R5	PKRQX
Class R6	PKRRX

15	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Peak Retirement™ 2060 Fund

For the year ended December 31, 2020, Class A shares of Invesco Peak Retirement™ 2060 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2060 Benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.94%
Class C Shares	10.15
Class R Shares	10.55
Class Y Shares	11.23
Class R5 Shares	11.32
Class R6 Shares	11.32
Russell 3000 Index▼ (Broad Market Index)	20.89
Custom Invesco Peak Retirement 2060 Benchmark⬛ (Style-Specific Index)	16.66

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. From an absolute performance perspective, strategic allocations to equity investments were the leading contributors to positive performance during the year. Specifically, exposures to large-, mid- and small-cap US equities were the leading contributors to positive absolute performance. Strategic allocations to fixed income investments also contributed to positive absolute performance. Exposures to taxable municipal bonds and US corporate bonds were contributors to positive absolute performance.

    Relative to the Fund’s style-specific benchmark, manager selection and an underweight allocation to large-cap US equities were the primary detractors from Fund performance. Within the allocation to large-cap US equities, the Invesco Equally-Weighted S&P 500 Fund, Invesco Diversified Dividend Fund and Invesco Comstock Fund were the primary detractors from relative performance results. Select holdings within the allocation to small- and mid-cap US equities also detracted from relative performance.

The Invesco S&P MidCap Low Volatility ETF and Invesco S&P SmallCap Low Volatility ETF were notable detractors from relative performance. All of these underlying funds have tilts towards the value, low volatility or dividend yield factors, which were the worst performing large-cap equity factors during the year. Manager selection and style selection in the fixed income allocation also acted as detractors from relative performance. The Invesco 1-30 Laddered Treasury ETF and Invesco Quality Income Fund were notable detractors from relative performance as Treasuries and government bonds underperformed corporate bonds during the year. Manager selection and an overweight allocation to emerging market equities meaningfully detracted from relative results as well. The Invesco S&P Emerging Markets Low Volatility ETF posted a negative return and was a detractor from relative results.

    Conversely, manager selection and an overweight allocation to US small- and mid-cap equities contributed to relative performance results. The Invesco Discovery Mid Cap Growth Fund and Invesco Main Street Small Cap Fund® each posted strong gains for the year and contributed to relative performance. Manager selection and underweight exposure in the allocation to international equities also benefited the Fund’s relative performance. Within the allocation to developed market equities, the Invesco International Companies Fund outperformed the MSCI EAFE Index and was a notable contributor to the Fund’s relative performance. Select holdings in the allocation to large-cap US equities also contributed to relative performance results. The Invesco Russell 1000 Dynamic Multifactor ETF and Invesco S&P 500 Pure Growth ETF were meaningful contributors to relative results during the year.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in the Invesco Peak Retirement™ 2060 Fund.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Fund Nasdaq Symbols
Class A	PKRGX
Class C	PKRHX
Class R	PKRJX
Class Y	PKRIX
Class R5	PKRKX
Class R6	PKRLX

16	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary - Invesco Peak Retirement™ 2065 Fund

For the year ended December 31, 2020, Class A shares of Invesco Peak Retirement™ 2065 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2065 Benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.66%
Class C Shares	12.62
Class R Shares	13.25
Class Y Shares	13.80
Class R5 Shares	13.80
Class R6 Shares	13.80
Russell 3000 Index▼ (Broad Market Index)	20.89
Custom Invesco Peak Retirement 2065 Benchmark⬛ (Style-Specific Index)	16.66

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined date of retirement. From an absolute performance perspective, strategic allocations to equity investments were the leading contributors to positive performance during the year. Specifically, exposures to large-, mid- and small-cap US equities were the leading contributors to positive absolute performance. Strategic allocations to fixed income investments also contributed to positive absolute performance. Exposures to taxable municipal bonds and US corporate bonds were contributors to positive absolute performance.

    Relative to the Fund’s style-specific benchmark, manager selection and an underweight allocation to large-cap US equities were the primary detractors from Fund performance. Within the allocation to large-cap US equities, the Invesco Equally-Weighted S&P 500 Fund, Invesco Diversified Dividend Fund and Invesco Comstock Fund were the primary detractors from relative performance results. Select holdings within the allocation to small- and mid-cap US equities also detracted from relative performance.

The Invesco S&P MidCap Low Volatility ETF and Invesco S&P SmallCap Low Volatility ETF were notable detractors from relative performance. All of these underlying funds have tilts towards the value, low volatility or dividend yield factors, which were the worst performing large-cap equity factors during the year. Manager selection and style selection in the fixed income allocation also acted as detractors from relative performance. The Invesco 1-30 Laddered Treasury ETF and Invesco Quality Income Fund were notable detractors from relative performance as Treasuries and government bonds underperformed corporate bonds during the year. Manager selection and an overweight allocation to emerging market equities meaningfully detracted from relative results as well. The Invesco S&P Emerging Markets Low Volatility ETF posted a negative return and was a detractor from relative results.

    Conversely, manager selection and an overweight allocation to US small- and mid-cap equities contributed to relative performance results. The Invesco Discovery Mid Cap Growth Fund and Invesco Main Street Small Cap Fund® each posted strong gains for the year and contributed to relative performance. Manager selection and underweight exposure in the allocation to international equities also benefited the Fund’s relative performance. Within the allocation to developed market equities, the Invesco International Companies Fund outperformed the MSCI EAFE Index and was a notable contributor to relative performance. Select holdings in the allocation to large-cap US equities also contributed to relative performance results. The Invesco Russell 1000 Dynamic Multifactor ETF and Invesco S&P 500 Pure Growth ETF were meaningful contributors to relative results during the year.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in the Invesco Peak Retirement™ 2065 Fund.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Fund Nasdaq Symbols
Class A	PKRAX
Class C	PKRBX
Class R	PKRDX
Class Y	PKRCX
Class R5	PKREX
Class R6	PKRFX

17	Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ Now Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/29/17

1 Source: Invesco, RIMES Technologies

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

18	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	2.55%
1 Year	-1.98

Class C Shares
Inception (12/29/17)	3.73%
1 Year	2.03

Class R Shares
Inception (12/29/17)	4.24%
1 Year	3.45

Class Y Shares
Inception (12/29/17)	4.78%
1 Year	4.07

Class R5 Shares
Inception (12/29/17)	4.78%
1 Year	4.07

Class R6 Shares
Inception (12/29/17)	4.78%
1 Year	4.07

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

19                          Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2015 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/29/17

1 Source: Invesco, RIMES Technologies

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

20	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	2.48%
1 Year	-2.16

Class C Shares
Inception (12/29/17)	3.63%
1 Year	1.81

Class R Shares
Inception (12/29/17)	4.16%
1 Year	3.37

Class Y Shares
Inception (12/29/17)	4.67%
1 Year	3.84

Class R5 Shares
Inception (12/29/17)	4.67%
1 Year	3.84

Class R6 Shares
Inception (12/29/17)	4.67%
1 Year	3.84

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

21                          Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2020 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/29/17

1 Source: Invesco, RIMES Technologies

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

22	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	3.52%
1 Year	1.25

Class C Shares
Inception (12/29/17)	4.73%
1 Year	5.47

Class R Shares
Inception (12/29/17)	5.23%
1 Year	6.88

Class Y Shares
Inception (12/29/17)	5.76%
1 Year	7.42

Class R5 Shares
Inception (12/29/17)	5.80%
1 Year	7.52

Class R6 Shares
Inception (12/29/17)	5.80%
1 Year	7.52

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

23                          Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2025 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/29/17

1	Source: Invesco, RIMES Technologies
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

24	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	4.44%
1 Year	3.86

Class C Shares
Inception (12/29/17)	5.62%
1 Year	8.16

Class R Shares
Inception (12/29/17)	6.19%
1 Year	9.67

Class Y Shares
Inception (12/29/17)	6.69%
1 Year	10.22

Class R5 Shares
Inception (12/29/17)	6.66%
1 Year	10.13

Class R6 Shares
Inception (12/29/17)	6.69%
1 Year	10.22

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

25                          Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2030 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/29/17

1 Source: Invesco, RIMES Technologies

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

26	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	4.66%
1 Year	4.07

Class C Shares
Inception (12/29/17)	5.86%
1 Year	8.46

Class R Shares
Inception (12/29/17)	6.36%
1 Year	9.90

Class Y Shares
Inception (12/29/17)	6.93%
1 Year	10.49

Class R5 Shares
Inception (12/29/17)	6.93%
1 Year	10.49

Class R6 Shares
Inception (12/29/17)	6.93%
1 Year	10.49

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

27                          Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2035 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/29/17

1 Source: Invesco, RIMES Technologies

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

28	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	5.24%
1 Year	5.60

Class C Shares
Inception (12/29/17)	6.40%
1 Year	9.86

Class R Shares
Inception (12/29/17)	6.98%
1 Year	11.46

Class Y Shares
Inception (12/29/17)	7.51%
1 Year	12.05

Class R5 Shares
Inception (12/29/17)	7.51%
1 Year	12.05

Class R6 Shares
Inception (12/29/17)	7.51%
1 Year	12.05

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

29                          Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2040 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/29/17

1 Source: Invesco, RIMES Technologies

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

30	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	5.28%
1 Year	5.73

Class C Shares
Inception (12/29/17)	6.46%
1 Year	10.06

Class R Shares
Inception (12/29/17)	6.94%
1 Year	11.40

Class Y Shares
Inception (12/29/17)	7.53%
1 Year	12.06

Class R5 Shares
Inception (12/29/17)	7.53%
1 Year	12.06

Class R6 Shares
Inception (12/29/17)	7.53%
1 Year	12.06

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

31                          Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2045 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/29/17

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

32	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	5.51%
1 Year	4.70

Class C Shares
Inception (12/29/17)	6.69%
1 Year	9.06

Class R Shares
Inception (12/29/17)	7.24%
1 Year	10.57

Class Y Shares
Inception (12/29/17)	7.76%
1 Year	11.12

Class R5 Shares
Inception (12/29/17)	7.79%
1 Year	11.21

Class R6 Shares
Inception (12/29/17)	7.76%
1 Year	11.12

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

33                          Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2050 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/29/17

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

34	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	5.90%
1 Year	5.11

Class C Shares
Inception (12/29/17)	7.09%
1 Year	9.31

Class R Shares
Inception (12/29/17)	7.55%
1 Year	10.81

Class Y Shares
Inception (12/29/17)	8.17%
1 Year	11.49

Class R5 Shares
Inception (12/29/17)	8.17%
1 Year	11.49

Class R6 Shares
Inception (12/29/17)	8.17%
1 Year	11.50

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

35                          Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2055 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/29/17

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

36	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	6.43%
1 Year	6.44

Class C Shares
Inception (12/29/17)	7.63%
1 Year	10.78

Class R Shares
Inception (12/29/17)	8.12%
1 Year	12.38

Class Y Shares
Inception (12/29/17)	8.69%
1 Year	12.87

Class R5 Shares
Inception (12/29/17)	8.72%
1 Year	12.96

Class R6 Shares
Inception (12/29/17)	8.72%
1 Year	12.96

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

37                          Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2060 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/29/17

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

38	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	6.05%
1 Year	4.88

Class C Shares
Inception (12/29/17)	7.24%
1 Year	9.15

Class R Shares
Inception (12/29/17)	7.73%
1 Year	10.55

Class Y Shares
Inception (12/29/17)	8.33%
1 Year	11.23

Class R5 Shares
Inception (12/29/17)	8.36%
1 Year	11.32

Class R6 Shares
Inception (12/29/17)	8.36%
1 Year	11.32

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

39                          Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2065 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/29/17

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

40	Invesco Peak RetirementTM Funds

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	7.10%
1 Year	7.39

Class C Shares
Inception (12/29/17)	7.90%
1 Year	11.62

Class R Shares
Inception (12/29/17)	8.45%
1 Year	13.25

Class Y Shares
Inception (12/29/17)	9.03%
1 Year	13.80

Class R5 Shares
Inception (12/29/17)	9.03%
1 Year	13.80

Class R6 Shares
Inception (12/29/17)	9.03%
1 Year	13.80

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

41                          Invesco Peak RetirementTM Funds

Supplemental Information

Each of the Peak Retirement Fund’s investment objective is total return over time, consistent with its strategic target allocation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎

The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Custom Invesco Peak Retirement Now Benchmark, Custom Invesco Peak Retirement 2015 Benchmark and Custom Invesco Peak Retirement 2020 Benchmark were created by Invesco to serve as style-specific benchmarks for the Invesco Peak RetirementTM Now Fund, Invesco Peak RetirementTM 2015 Fund and Invesco Peak RetirementTM 2020 Fund, respectively. Each benchmark is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index, Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Treasury Bellwethers (3 Month) Index. The current composition of each benchmark will likely be altered in the future to better reflect each Fund’s objective.

∎

The Custom Invesco Peak Retirement 2025 Benchmark, Custom Invesco Peak Retirement 2030 Benchmark, Custom Invesco Peak Retirement 2035 Benchmark, Custom Invesco Peak Retirement 2040 Benchmark, Custom Invesco Peak Retirement 2045 Benchmark, Custom Invesco Peak Retirement 2050 Benchmark, Custom Invesco Peak Retirement 2055 Benchmark, Custom Invesco Peak Retirement 2060 Benchmark and Custom Invesco Peak Retirement 2065 Benchmark were created by Invesco to serve as style-specific benchmarks for the Invesco

Peak RetirementTM 2025 Fund, Invesco Peak RetirementTM 2030 Fund, Invesco Peak RetirementTM 2035 Fund, Invesco Peak RetirementTM 2040 Fund, Invesco Peak RetirementTM 2045 Fund, Invesco Peak RetirementTM 2050 Fund, Invesco Peak RetirementTM 2055 Fund, Invesco Peak RetirementTM 2060 Fund and Invesco Peak RetirementTM 2065 Fund, respectively. Each benchmark is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The current composition of each benchmark will likely be altered in the future to better reflect each Fund’s objective.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

42	Invesco Peak RetirementTM Funds

Portfolio Composition*

Invesco Peak Retirement™ Now Fund

By fund type	% of total investments

Fixed Income Funds	61.15%
Equity Funds	22.56
Alternative Funds	9.99
Money Market Funds	6.30

Invesco Peak Retirement™ 2015

Fund

By fund type	% of total investments

Fixed Income Funds	61.04%
Equity Funds	22.51
Alternative Funds	9.96
Money Market Funds	6.49

Invesco Peak Retirement™ 2020

Fund

By fund type	% of total investments

Fixed Income Funds	58.32%
Equity Funds	28.31
Alternative Funds	4.78
Money Market Funds	8.59

Invesco Peak Retirement™ 2025

Fund

By fund type	% of total investments

Fixed Income Funds	60.94%
Equity Funds	32.58
Alternative Funds	4.93
Money Market Funds	1.55

Invesco Peak Retirement™ 2030

Fund

By fund type	% of total investments

Fixed Income Funds	47.91%
Equity Funds	43.28
Alternative Funds	4.79
Money Market Funds	4.02

Invesco Peak Retirement™ 2035

Fund

By fund type	% of total investments

Equity Funds	52.56%
Fixed Income Funds	34.89
Alternative Funds	4.59
Money Market Funds	7.96

Invesco Peak Retirement™ 2040

Fund

By fund type	% of total investments

Equity Funds	66.80%
Fixed Income Funds	26.40
Alternative Funds	4.89
Money Market Funds	1.91

Invesco Peak Retirement™ 2045

Fund

By fund type	% of total investments

Equity Funds	75.33%
Fixed Income Funds	18.25
Alternative Funds	2.89
Money Market Funds	3.53

Invesco Peak Retirement™ 2050

Fund

By fund type	% of total investments

Equity Funds	83.19%
Fixed Income Funds	13.69
Alternative Funds	1.97
Money Market Funds	1.15

Invesco Peak Retirement™ 2055

Fund

By fund type	% of total investments

Equity Funds	88.46%
Fixed Income Funds	9.66
Money Market Funds	1.88

Invesco Peak Retirement™ 2060

Fund

By fund type	% of total investments

Equity Funds	93.71%
Fixed Income Funds	4.88
Money Market Funds	1.41

Invesco Peak Retirement™ 2065

Fund

By fund type	% of total investments

Equity Funds	93.57%
Fixed Income Funds	4.91
Money Market Funds	1.52

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of December 31, 2020.

43	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2020

Invesco Peak Retirement™ Now Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–94.04%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/20	Value 12/31/20

Alternative Funds–10.03%
Alerian MLP ETF(b)	–	$–	$26,763	$(23,753)	$–	$(3,010)		$674	–	$–

Invesco Global Real Estate Income Fund, Class R6	6.06%	62,705	170,037	(78,291)	13,071	(12,720)		2,436	18,191	154,802

Invesco Multi-Asset Income Fund, Class R6	3.97%	72,435	146,949	(108,319)	5,175	(14,733)		4,332	10,400	101,507

Invesco S&P High Income Infrastructure ETF	–	40,796	18,044	(59,140)	(2,523)	2,823		–	–	–

iShares Global Infrastructure ETF(b)	–	–	54,908	(47,911)	–	(6,997)		–	–	–

Total Alternative Funds		175,936	416,701	(317,414)	15,723	(34,637)		7,442		256,309

Domestic Equity Funds–17.63%
Invesco Dividend Income Fund, Class R6	–	52,632	68,028	(112,748)	(379)	(7,533)		649	–	–

Invesco PureBetaSM MSCI USA ETF	–	15,778	17,872	(32,733)	(1,176)	259		96	–	–

Invesco S&P 500® Enhanced Value ETF	8.05%	94,727	263,177	(157,458)	27,296	(22,046)		3,663	6,111	205,696

Invesco S&P 500® High Dividend Low Volatility ETF	9.58%	20,474	260,808	(56,405)	22,563	(2,606)		5,157	6,515	244,834

Total Domestic Equity Funds		183,611	609,885	(359,344)	48,304	(31,926)		9,565		450,530

Fixed Income Funds–61.37%
Invesco Core Plus Bond Fund, Class R6	17.46%	56,949	464,621	(77,551)	1,675	11,910		6,114	38,989	446,039

Invesco Corporate Bond Fund, Class R6	–	46,596	52,008	(97,719)	(1,154)	269		747	–	–

Invesco Emerging Markets Sovereign Debt ETF	–	35,644	43,649	(74,252)	(354)	(4,687)		862	–	–

Invesco Floating Rate ESG Fund, Class R6(c)	8.01%	77,843	222,269	(95,999)	9,030	(8,470)		5,164	28,706	204,673

Invesco Fundamental High Yield® Corporate Bond ETF	4.98%	–	126,583	(5,346)	5,903	134		1,926	6,547	127,274

Invesco High Yield Fund, Class R6	–	52,071	63,646	(108,432)	123	(7,408)		1,487	–	–

Invesco Income Fund, Class R6	8.49%	–	215,396	(14,148)	15,068	624		1,914	27,777	216,940

Invesco International Bond Fund, Class R6(d)	7.01%	–	176,858	(13,120)	15,067	416		1,926	30,689	179,221

Invesco PureBetaSM US Aggregate Bond ETF	–	62,020	66,436	(130,783)	(440)	2,767		672	–	–

Invesco Quality Income Fund, Class R6	–	124,566	137,992	(263,201)	1,041	(398)		2,158	–	–

Invesco Short Duration Inflation Protected Fund, Class R6	4.45%	9,722	114,150	(12,595)	2,288	20		584	10,546	113,585

Invesco Taxable Municipal Bond ETF	1.98%	25,051	58,894	(34,812)	1,828	(410)		883	1,509	50,551

Invesco Variable Rate Preferred ETF	8.99%	72,505	247,451	(98,263)	15,320	(7,174)		5,299	8,857	229,839

Total Fixed Income Funds		562,967	1,989,953	(1,026,221)	65,395	(12,407)		29,736		1,568,122

Foreign Equity Funds–5.01%
Invesco S&P International Developed Low Volatility ETF	5.01%	52,545	143,625	(64,648)	6,414	(9,999)		1,620	4,266	127,937

Money Market Funds–6.33%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)	3.25%	34,534	1,426,632	(1,378,176)	–	–		158	82,990	82,990

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)	3.08%	34,589	1,426,632	(1,382,569)	(8)	(1)		220	78,620	78,643

Total Money Market Funds		69,123	2,853,264	(2,760,745)	(8)	(1)		378		161,633

TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $2,413,676)	100.37%	$1,044,182	$6,013,428	$(4,528,372)	$135,828	$(88,970	)(f)	$48,741		$2,564,531

OTHER ASSETS LESS LIABILITIES	(0.37)%									(9,375)

NET ASSETS	100.00%									$2,555,156

Investment Abbreviations:

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Not affiliated with Invesco Advisers, Inc.
(c)	Effective August 21, 2020, the underlying fund’s name changed.
(d)	Effective September 30, 2020, the underlying fund’s name changed.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Core Plus Bond Fund	$11,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2020

Invesco Peak Retirement™ 2015 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.47%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/20	Value 12/31/20

Alternative Funds–10.01%
Alerian MLP ETF(b)	–	$–	$12,638	$(11,315)	$–	$(1,323)		$471	–	$–

Invesco Global Real Estate Income Fund, Class R6	6.02%	35,729	38,529	(4,835)	685	(790)		1,320	8,146	69,318

Invesco Global Targeted Returns Fund, Class R6(c)	–	3,017	–	(3,018)	94	(93)		–	–	–

Invesco Macro Allocation Strategy Fund, Class R6(c)	–	1,716	–	(1,718)	106	(104)		–	–	–

Invesco Multi-Asset Income Fund, Class R6	3.99%	38,658	36,306	(23,816)	(1,079)	(4,202)		2,418	4,699	45,867

Invesco S&P High Income Infrastructure ETF	–	20,670	5,490	(26,324)	(1,353)	1,517		–	–	–

iShares Global Infrastructure ETF(b)	–	–	24,592	(20,441)	–	(4,151)		–	–	–

Total Alternative Funds		99,790	117,555	(91,467)	(1,547)	(9,146)		4,209		115,185

Domestic Equity Funds–17.63%
Invesco All Cap Market Neutral Fund, Class R6(c)	–	1,793	–	(1,788)	279	(284)		–	–	–

Invesco Diversified Dividend Fund, Class R6	–	11	–	–	(1)	(10)		–	–	–

Invesco Dividend Income Fund, Class R6	–	29,470	10,526	(35,172)	(438)	(4,386)		397	–	–

Invesco Equally-Weighted S&P 500 Fund, Class R6	–	3,939	–	(3,931)	(413)	405		–	–	–

Invesco Growth and Income Fund, Class R6	–	3,243	–	(3,247)	(92)	96		–	–	–

Invesco PureBetaSM MSCI USA ETF	–	7,857	3,642	(10,949)	(678)	128		56	–	–

Invesco S&P 500® Enhanced Value ETF	8.06%	50,013	61,154	(19,587)	6,625	(5,472)		2,107	2,755	92,733

Invesco S&P 500® High Dividend Low Volatility ETF	9.57%	14,530	90,627	(4,784)	10,531	(794)		2,819	2,930	110,110

Invesco S&P 500® Pure Growth ETF	–	3,169	–	(3,181)	(187)	199		–	–	–

Invesco U.S. Managed Volatility Fund, Class R6	–	9,867	–	(9,946)	(962)	1,041		–	–	–

Total Domestic Equity Funds		123,892	165,949	(92,585)	14,664	(9,077)		5,379		202,843

Fixed Income Funds–61.32%
Invesco Core Plus Bond Fund, Class R6	17.43%	36,718	185,517	(24,324)	1,803	6,339		2,749	17,533	200,579

Invesco Corporate Bond Fund, Class R6	–	23,504	10,872	(33,532)	(1,225)	381		445	–	–

Invesco Emerging Markets Sovereign Debt ETF	–	26,888	7,206	(31,168)	(1,328)	(1,598)		538	–	–

Invesco Floating Rate ESG Fund, Class R6(d)	8.00%	45,343	60,932	(13,843)	1,375	(1,725)		2,359	12,915	92,082

Invesco Fundamental High Yield® Corporate Bond ETF	4.98%	–	55,569	(1,795)	3,507	(30)		1,021	2,945	57,251

Invesco High Yield Fund, Class R6	–	32,969	6,765	(35,247)	108	(4,595)		883	–	–

Invesco Income Fund, Class R6	8.48%	–	100,330	(11,968)	8,786	414		1,896	12,492	97,562

Invesco International Bond Fund, Class R6(e)	7.00%	–	81,090	(9,192)	8,565	135		1,028	13,801	80,598

Invesco PureBetaSM US Aggregate Bond ETF	–	36,642	11,899	(49,853)	(318)	1,630		440	–	–

Invesco Quality Income Fund, Class R6	–	72,291	27,055	(99,373)	(554)	581		1,282	–	–

Invesco Short Duration Inflation Protected Fund, Class R6	4.47%	11,157	48,903	(9,908)	1,170	153		301	4,780	51,475

Invesco Short Term Bond Fund, Class R6	–	6,618	–	(6,613)	(62)	57		–	–	–

Invesco Taxable Municipal Bond ETF	1.98%	20,617	11,716	(10,268)	948	(233)		518	680	22,780

Invesco Variable Rate Investment Grade ETF	–	4,792	–	(4,794)	(16)	18		–	–	–

Invesco Variable Rate Preferred ETF	8.98%	41,302	74,622	(17,331)	7,054	(2,314)		2,912	3,982	103,333

Total Fixed Income Funds		358,841	682,476	(359,209)	29,813	(787)		16,372		705,660

Foreign Equity Funds–4.99%
Invesco RAFI™ Strategic Developed ex-US ETF	–	8,048	–	(8,099)	(331)	382		–	–	–

Invesco S&P International Developed Low Volatility ETF	4.99%	25,590	38,076	(3,535)	(1,937)	(763)		901	1,915	57,431

Total Foreign Equity Funds		33,638	38,076	(11,634)	(2,268)	(381)		901		57,431

Money Market Funds–6.52%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(f)	3.77%	19,852	367,112	(343,573)	–	–		93	43,391	43,391

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(f)	2.75%	19,607	367,112	(355,114)	(2)	(5)		110	31,588	31,598

Total Money Market Funds		39,459	734,224	(698,687)	(2)	(5)		203		74,989

TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $1,099,499)	100.47%	$655,620	$1,738,280	$(1,253,582)	$40,660	$(19,396	)(g)	$27,064		$1,156,108

OTHER ASSETS LESS LIABILITIES	(0.47)%									(5,441)

NET ASSETS	100.00%									$1,150,667

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Investment	Abbreviations:

ETF	- Exchange-Traded Fund

Notes	to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Not affiliated with Invesco Advisers, Inc.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(d)	Effective August 21, 2020, the underlying fund’s name changed.
(e)	Effective September 30, 2020, the underlying fund’s name changed.
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(g)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Core Plus Bond Fund	$5,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2020

Invesco Peak Retirement™ 2020 Fund

Schedule of Investments in Affiliated Issuers–104.39%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20
Alternative Funds–4.99%
Invesco Global Real Estate Income Fund, Class R6	3.00%	$58,679	$127,151	$(16,154)	$2,594	$(3,852)	$2,360	19,791	$168,418
Invesco Global Targeted Returns Fund, Class R6(b)	–	50,086	26,452	(76,314)	1,675	(1,899)	–	–	–
Invesco Macro Allocation Strategy Fund, Class R6(b)	1.99%	30,755	86,591	(10,822)	6,887	(1,652)	–	12,281	111,759
Invesco Multi-Asset Income Fund, Class R6	–	23,408	21,819	(39,353)	(421)	(5,453)	830	–	–
Total Alternative Funds		162,928	262,013	(142,643)	10,735	(12,856)	3,190		280,177
Domestic Equity Funds–26.57%
Invesco All Cap Market Neutral Fund, Class R6(b)	–	30,456	15,852	(42,978)	1,844	(5,174)	–	–	–
Invesco Diversified Dividend Fund, Class R6	–	19,700	10,777	(26,320)	(781)	(3,376)	184	–	–
Invesco Dividend Income Fund, Class R6	–	23,601	19,411	(38,088)	(558)	(4,366)	389	–	–
Invesco Equally-Weighted S&P 500 Fund, Class R6	–	61,256	31,713	(84,517)	(3,517)	(4,935)	–	–	–
Invesco Growth and Income Fund, Class R6	–	48,557	30,781	(67,668)	701	(12,371)	419	–	–
Invesco PureBetaSM MSCI USA ETF	5.52%	–	279,269	(8,377)	39,138	193	1,787	8,084	310,223
Invesco Russell 1000 Dynamic Multifactor ETF	5.50%	–	288,695	(27,081)	45,230	1,898	2,457	7,771	308,742
Invesco S&P 500® Enhanced Value ETF	3.52%	39,299	186,017	(35,103)	16,768	(9,430)	2,875	5,869	197,551
Invesco S&P 500® High Dividend Low Volatility ETF	4.51%	47,112	232,514	(27,349)	9,292	(8,092)	5,371	6,745	253,477
Invesco S&P 500® Pure Growth ETF	–	52,994	22,719	(75,332)	(2,971)	2,590	155	–	–
Invesco S&P MidCap Low Volatility ETF	–	5,596	–	(5,537)	(336)	277	–	–	–
Invesco U.S. Managed Volatility Fund, Class R6	7.52%	171,178	341,930	(99,281)	2,676	36,102	3,714	34,817	421,983
Total Domestic Equity Funds		499,749	1,459,678	(537,631)	107,486	(6,684)	17,351		1,491,976
Fixed Income Funds–60.88%
Invesco Core Plus Bond Fund, Class R6	17.97%	117,209	950,700	(64,338)	3,921	24,160	8,585	88,231	1,009,363
Invesco Emerging Markets Sovereign Debt ETF	–	128,732	75,400	(184,199)	(3,809)	(16,124)	3,215	–	–
Invesco Floating Rate ESG Fund, Class R6(c)	8.01%	87,416	388,642	(33,285)	11,012	(4,269)	8,279	63,046	449,516
Invesco Fundamental High Yield® Corporate Bond ETF	5.98%	–	328,092	(5,952)	13,834	8	4,100	17,283	335,982
Invesco High Yield Fund, Class R6	–	99,962	53,342	(138,462)	(1,115)	(13,727)	2,891	–	–
Invesco Income Fund, Class R6	5.00%	–	270,111	(7,423)	17,878	163	3,726	35,945	280,729
Invesco International Bond Fund, Class R6(d)	7.48%	–	400,152	(11,098)	31,094	148	3,680	71,968	420,296
Invesco PureBetaSM US Aggregate Bond ETF	–	74,722	41,879	(119,758)	(180)	3,337	953	–	–
Invesco Quality Income Fund, Class R6	–	134,849	73,366	(208,887)	32	640	2,429	–	–
Invesco Short Duration Inflation Protected Fund, Class R6	–	88,698	48,245	(137,353)	(285)	695	528	–	–
Invesco Short Term Bond Fund, Class R6	–	98,251	51,702	(148,002)	(351)	(1,600)	1,226	–	–
Invesco Taxable Municipal Bond ETF	5.98%	117,939	253,636	(43,839)	9,272	(1,372)	4,581	10,019	335,636
Invesco Variable Rate Investment Grade ETF	7.47%	80,671	375,691	(39,745)	5,006	(1,916)	2,094	16,795	419,707
Invesco Variable Rate Preferred ETF	2.99%	54,036	141,254	(29,549)	4,617	(2,669)	3,650	6,462	167,689
Total Fixed Income Funds		1,082,485	3,452,212	(1,171,890)	90,926	(12,526)	49,937		3,418,918
Foreign Equity Funds–2.98%
Invesco International Growth Fund, Class R6	–	35	–	(33)	(4)	2	–	–	–
Invesco International Small-Mid Company Fund, Class R6(d)	1.00%	–	51,225	(456)	5,177	3,232	–	1,013	55,981
Invesco PureBetaSM FTSE Developed ex-North America ETF	–	19,582	10,146	(26,273)	(1,085)	(2,370)	223	–	–
Invesco RAFI™ Strategic Developed ex-US ETF	0.99%	99,748	97,768	(128,133)	6,405	(19,992)	1,580	2,050	55,796
Invesco S&P International Developed Low Volatility ETF	0.99%	–	52,848	–	2,903	–	435	1,859	55,751
Total Foreign Equity Funds		119,365	211,987	(154,895)	13,396	(19,128)	2,238		167,528

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2020 Fund (continued)

Schedule of Investments in Affiliated Issuers–104.39%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/20	Value 12/31/20

Money Market Funds–8.97%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)	4.26%	$37,598	$1,971,839	$(1,769,941)	$ –	$–		$212	239,495	$239,496

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)	4.71%	36,958	2,021,853	(1,794,616)	(6)	29		353	264,139	264,218

Total Money Market Funds		74,556	3,993,692	(3,564,557)	(6)	29		565		503,714

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $5,603,309)	104.39%	$1,939,083	$9,379,582	$(5,571,616)	$222,537	$(51,165	)(f)	$73,281		$5,862,313

OTHER ASSETS LESS LIABILITIES	(4.39)%									(246,434)

NET ASSETS	100.00%									$5,615,879

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(c)	Effective August 21, 2020, the underlying fund’s name changed.
(d)	Effective September 30, 2020, the underlying fund’s name changed.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Core Plus Bond Fund	$22,289
Invesco International Small-Mid Company Fund	3,197
Invesco U.S. Managed Volatility Fund	30,622

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2020

Invesco Peak Retirement™ 2025 Fund

Schedule of Investments in Affiliated Issuers–101.90%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20
Alternative Funds–5.02%
Invesco Global Real Estate Income Fund, Class R6	3.02%	$152,746	$318,588	$(85,007)	$24,557	$(16,110)	$6,531	46,390	$394,774
Invesco Global Targeted Returns Fund, Class R6(b)	–	152,038	40,001	(191,716)	4,172	(4,495)	–	–	–
Invesco Macro Allocation Strategy Fund, Class R6(b)	2.00%	100,776	187,563	(41,929)	20,365	(5,185)	–	28,746	261,590
Total Alternative Funds		405,560	546,152	(318,652)	49,094	(25,790)	6,531		656,364
Domestic Equity Funds–29.19%
Invesco All Cap Market Neutral Fund, Class R6(b)	–	101,710	34,195	(125,057)	2,410	(13,258)	–	–	–
Invesco Comstock Fund, Class R6	–	29,915	–	(30,113)	(461)	659	–	–	–
Invesco Discovery Mid Cap Growth Fund, Class R6(c)	1.50%	–	186,078	(29,122)	38,396	6,328	–	5,503	196,231
Invesco Diversified Dividend Fund, Class R6	–	49,927	27,970	(69,017)	(1,624)	(7,256)	417	–	–
Invesco Equally-Weighted S&P 500 Fund, Class R6	–	176,762	109,737	(267,055)	(5,932)	(13,512)	–	–	–
Invesco Growth and Income Fund, Class R6	–	131,881	93,424	(198,941)	783	(27,147)	922	–	–
Invesco PureBetaSM MSCI USA ETF	6.03%	–	783,698	(125,927)	127,774	2,332	5,863	20,531	787,877
Invesco Russell 1000 Dynamic Multifactor ETF	7.59%	–	1,027,084	(249,205)	193,839	21,055	10,059	24,988	992,773
Invesco S&P 500® Pure Growth ETF	–	175,844	98,228	(277,887)	(9,691)	13,506	552	–	–
Invesco S&P MidCap Low Volatility ETF	–	101,647	46,714	(131,143)	(4,124)	(13,094)	777	–	–
Invesco U.S. Managed Volatility Fund, Class R6	14.07%	722,875	1,529,244	(468,347)	9,542	211,148	20,042	151,751	1,839,228
Total Domestic Equity Funds		1,490,561	3,936,372	(1,971,814)	350,912	180,761	38,632		3,816,109
Fixed Income Funds–62.10%
Invesco Core Plus Bond Fund, Class R6	18.52%	319,863	2,324,107	(243,750)	7,353	79,821	27,170	211,623	2,420,961
Invesco Emerging Markets Sovereign Debt ETF	–	358,805	244,320	(563,324)	(9,462)	(30,339)	9,464	–	–
Invesco Floating Rate ESG Fund, Class R6(d)	9.05%	210,419	1,086,926	(149,493)	44,489	(9,800)	26,582	165,854	1,182,541
Invesco Fundamental High Yield® Corporate Bond ETF	7.01%	–	954,748	(86,918)	48,357	176	15,028	47,138	916,363
Invesco High Yield Fund, Class R6	–	264,085	143,724	(372,942)	(3,138)	(31,729)	7,996	–	–
Invesco Income Fund, Class R6	5.01%	–	670,038	(67,283)	52,143	317	11,371	83,894	655,215
Invesco International Bond Fund, Class R6(c)	7.54%	–	1,023,587	(131,436)	92,423	1,357	11,317	168,824	985,931
Invesco PureBetaSM US Aggregate Bond ETF	–	141,335	77,664	(226,527)	(284)	7,812	2,086	–	–
Invesco Quality Income Fund, Class R6	–	356,631	89,454	(449,070)	(260)	3,245	6,121	–	–
Invesco Short Duration Inflation Protected Fund, Class R6	–	253,932	68,901	(324,577)	(652)	2,396	1,346	–	–
Invesco Short Term Bond Fund, Class R6	–	264,688	89,788	(351,094)	(659)	(2,723)	3,392	–	–
Invesco Taxable Municipal Bond ETF	6.49%	352,361	673,065	(212,713)	37,193	(1,619)	14,822	25,322	848,287
Invesco Variable Rate Investment Grade ETF	8.48%	243,759	982,899	(129,943)	15,008	(2,417)	7,038	44,390	1,109,306
Total Fixed Income Funds		2,765,878	8,429,221	(3,309,070)	282,511	16,497	143,733		8,118,604
Foreign Equity Funds–4.00%
Invesco International Growth Fund, Class R6	–	54,794	24,233	(72,590)	295	(6,732)	–	–	–
Invesco International Select Equity Fund, Class R6(b)	–	20,652	–	(20,902)	(2,101)	2,351	–	–	–
Invesco International Small-Mid Company Fund, Class R6(c)	1.01%	–	138,196	(21,840)	15,637	9,740	–	2,397	132,488
Invesco PureBetaSM FTSE Developed ex-North America ETF	0.99%	19,861	121,310	(30,155)	19,413	(504)	1,278	4,765	129,925
Invesco RAFI™ Strategic Developed ex-US ETF	1.00%	292,245	250,687	(381,992)	21,746	(52,368)	4,337	4,788	130,318
Invesco RAFI™ Strategic Emerging Markets ETF	–	14,796	–	(15,086)	(800)	1,090	–	–	–
Invesco S&P International Developed Low Volatility ETF	1.00%	–	137,154	(15,821)	8,758	186	1,319	4,344	130,277
Total Foreign Equity Funds		402,348	671,580	(558,386)	62,948	(46,237)	6,934		523,008
Money Market Funds–1.59%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)	0.56%	12,792	2,855,253	(2,795,424)	–	–	71	72,621	72,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2025 Fund (continued)

Schedule of Investments in Affiliated Issuers–101.90%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income		Shares 12/31/20	Value 12/31/20

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)	0.40%	$8,241	$2,040,889	$(1,997,496)	$–	$1		$84		51,620	$51,635

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)	0.63%	14,620	3,263,146	(3,194,770)	–	–		77		82,996	82,996

Total Money Market Funds		35,653	8,159,288	(7,987,690)	–	1		232			207,252

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $12,494,608)	101.90%	5,100,000	21,742,613	(14,145,612)	745,465	125,232		196,062			13,321,337

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%	–	–	1,470,564	(1,470,564)	–	–		299	(f)	–	–

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%	–	–	374,329	(374,306)	–	(23)		129	(f)	–	–

Invesco Private Government Fund, 0.02%	–	–	4,593,581	(4,593,581)	–	–		32	(f)	–	–

Invesco Private Prime Fund, 0.12%	–	–	1,554,170	(1,554,200)	–	30		34	(f)	–	–

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $0)	0.00%	–	7,992,644	(7,992,651)	–	7		494			–

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $12,494,608)	101.90%	$5,100,000	$29,735,257	$(22,138,263)	$745,465	$125,239	(g)	$196,556			$13,321,337

OTHER ASSETS LESS LIABILITIES	(1.90)%										(248,623)

NET ASSETS	100.00%										$13,072,714

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(c)	Effective September 30, 2020, the underlying fund’s name changed.
(d)	Effective August 21, 2020, the underlying fund’s name changed.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Core Plus Bond Fund	$66,433
Invesco Discovery Mid Cap Growth Fund	5,449
Invesco International Small-Mid Company Fund	9,245
Invesco U.S. Managed Volatility Fund	165,234

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2020

Invesco Peak Retirement™ 2030 Fund

Schedule of Investments in Affiliated Issuers–103.73%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20

Alternative Funds–4.97%
Invesco Global Real Estate Income Fund, Class R6	2.99%	$123,886	$448,424	$(12,279)	$13,594	$(1,572)	$7,460	67,221	$572,053
Invesco Global Targeted Returns Fund, Class R6(b)	–	123,365	74,032	(196,821)	3,537	(4,113)	–	–	–
Invesco Macro Allocation Strategy Fund, Class R6(b)	1.98%	82,141	295,251	(17,545)	22,360	(2,596)	–	41,716	379,611
Total Alternative Funds		329,392	817,707	(226,645)	39,491	(8,281)	7,460		951,664

Domestic Equity Funds–39.94%
Invesco All Cap Market Neutral Fund, Class R6(b)	–	82,206	62,215	(133,447)	2,987	(13,961)	–	–	–
Invesco Comstock Fund, Class R6	–	123,913	116,078	(208,230)	(3,283)	(28,478)	1,102	–	–
Invesco Discovery Mid Cap Growth Fund, Class R6(c)	7.01%	–	1,259,503	(125,351)	202,040	34,635	–	37,649	1,342,557
Invesco Diversified Dividend Fund, Class R6	–	45,414	29,245	(66,004)	(1,909)	(6,746)	413	–	–
Invesco Equally-Weighted S&P 500 Fund, Class R6	–	144,675	111,346	(238,637)	(5,975)	(11,409)	–	–	–
Invesco Growth and Income Fund, Class R6	–	123,903	102,693	(196,814)	987	(30,769)	1,156	–	–
Invesco PureBetaSM MSCI USA ETF	6.00%	–	1,023,545	(21,444)	146,461	923	7,163	29,954	1,149,485
Invesco RAFI™ Strategic US Small Company ETF	–	61,578	31,201	(86,993)	(3,527)	(2,259)	228	–	–
Invesco Russell 1000 Dynamic Multifactor ETF	7.47%	–	1,354,183	(145,324)	217,158	4,104	12,199	35,996	1,430,121
Invesco S&P 500® Pure Growth ETF	–	144,276	88,099	(236,229)	(8,408)	12,262	499	–	–
Invesco S&P MidCap Low Volatility ETF	–	123,817	111,685	(202,256)	(6,528)	(26,718)	1,370	–	–
Invesco S&P SmallCap Low Volatility ETF	3.99%	–	707,721	(31,978)	88,653	375	6,855	18,772	764,771
Invesco U.S. Managed Volatility Fund, Class R6	15.47%	676,861	2,461,581	(241,488)	41,097	230,504	25,017	244,415	2,962,309
Total Domestic Equity Funds		1,526,643	7,459,095	(1,934,195)	669,753	162,463	56,002		7,649,243

Fixed Income Funds–49.70%
Invesco Core Plus Bond Fund, Class R6	15.91%	218,334	2,868,516	(63,454)	21,004	67,816	27,911	266,396	3,047,567
Invesco Emerging Markets Sovereign Debt ETF	–	205,966	181,178	(357,909)	(5,314)	(23,921)	6,706	–	–
Invesco Floating Rate ESG Fund, Class R6(d)	4.49%	99,830	757,808	(18,403)	20,921	(1,280)	15,439	120,459	858,876
Invesco Fundamental High Yield® Corporate Bond ETF	4.47%	–	823,952	(2,524)	34,506	9	11,496	44,030	855,943
Invesco High Yield Fund, Class R6	–	148,929	129,532	(254,555)	(1,559)	(22,347)	5,663	–	–
Invesco Income Fund, Class R6	4.48%	–	808,844	(5,193)	54,514	7	12,087	109,881	858,172
Invesco International Bond Fund, Class R6(c)	4.97%	–	889,389	(8,561)	70,865	45	8,856	162,969	951,738
Invesco Quality Income Fund, Class R6	–	288,824	179,597	(471,513)	(77)	3,169	5,941	–	–
Invesco Short Duration Inflation Protected Fund, Class R6	2.48%	205,824	447,408	(188,327)	9,890	689	3,238	44,149	475,484
Invesco Short Term Bond Fund, Class R6	–	165,041	106,590	(269,206)	(499)	(1,926)	2,395	–	–
Invesco Taxable Municipal Bond ETF	4.96%	270,462	831,039	(181,113)	35,066	(5,394)	13,964	28,360	950,060
Invesco Variable Rate Investment Grade ETF	7.94%	131,614	1,403,073	(29,543)	16,655	(1,083)	6,960	60,853	1,520,716
Total Fixed Income Funds		1,734,824	9,426,926	(1,850,301)	255,972	15,784	120,656		9,518,556

Foreign Equity Funds–4.95%
Invesco Emerging Markets All Cap Fund, Class R6(c)	0.50%	–	84,875	(3,276)	13,409	2,799	843	2,225	95,132
Invesco International Growth Fund, Class R6	–	73,324	41,537	(106,195)	(44)	(8,622)	–	–	–
Invesco International Select Equity Fund, Class R6(b)	0.49%	98,965	100,715	(116,157)	11,169	(171)	–	6,074	94,521
Invesco International Small-Mid Company Fund, Class R6(c)	0.99%	–	175,650	(4,988)	18,987	10,393	–	3,434	189,787
Invesco PureBetaSM FTSE Developed ex-North America ETF	0.99%	–	167,123	(1,511)	24,577	21	1,221	6,976	190,210
Invesco RAFI™ Strategic Developed ex-US ETF	0.99%	307,476	367,950	(444,260)	23,182	(64,831)	5,345	6,963	189,517
Invesco RAFI™ Strategic Emerging Markets ETF	–	25,280	14,472	(34,422)	(1,442)	(3,888)	36	–	–
Invesco S&P Emerging Markets Low Volatility ETF	–	24,552	14,849	(34,134)	(424)	(4,843)	295	–	–
Invesco S&P International Developed Low Volatility ETF	0.99%	–	200,633	(20,361)	9,289	(174)	1,602	6,315	189,387
Total Foreign Equity Funds		529,597	1,167,804	(765,304)	98,703	(69,316)	9,342		948,554

Money Market Funds–4.17%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)	1.46%	26,765	3,774,895	(3,522,473)	–	–	93	279,187	279,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2030 Fund (continued)

Schedule of Investments in Affiliated Issuers–103.73%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income		Shares 12/31/20	Value 12/31/20

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)	1.04%	$19,759	$2,696,354	$(2,516,671)	$(2)	$(66)	$99		199,314	$199,374

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)	1.67%	30,588	4,314,166	(4,025,683)	–	–	98		319,071	319,071

Total Money Market Funds		77,112	10,785,415	(10,064,827)	(2)	(66)	290			797,632

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $18,703,058)	103.73%	4,197,568	29,656,947	(14,841,272)	1,063,917	100,584	193,750			19,865,649

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%	–	–	575,823	(575,823)	–	–	84	(f)	–	–

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%	–	–	146,602	(146,581)	–	(21)	30	(f)	–	–

Invesco Private Government Fund, 0.02%	–	–	5,161,093	(5,161,093)	–	–	36	(f)	–	–

Invesco Private Prime Fund, 0.12%	–	–	1,593,068	(1,593,100)	–	32	36	(f)	–	–

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $0)	0.00%	–	7,476,586	(7,476,597)	–	11	186			–

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $18,703,058)	103.73%	$4,197,568	$37,133,533	$(22,317,869)	$1,063,917	$100,595 (g)	$193,936			$19,865,649

OTHER ASSETS LESS LIABILITIES	(3.73)%									(713,682)

NET ASSETS	100.00%									$19,151,967

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(c)	Effective September 30, 2020, the underlying fund’s name changed.
(d)	Effective August 21, 2020, the underlying fund’s name changed.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Core Plus Bond Fund	$64,649
Invesco Emerging Markets All Cap Fund	2,675
Invesco Discovery Mid Cap Growth Fund	28,270
Invesco International Small-Mid Company Fund	10,255
Invesco U.S. Managed Volatility Fund	206,246

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2020

Invesco Peak Retirement™ 2035 Fund

Schedule of Investments in Affiliated Issuers–106.17%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20
Alternative Funds–4.87%
Invesco Global Real Estate Income Fund, Class R6	2.93%	$95,070	$202,172	$(23,742)	$6,592	$(4,805)	$4,851	32,349	$275,287
Invesco Global Targeted Returns Fund, Class R6(b)	–	94,571	61,583	(155,667)	2,625	(3,112)	–	–	–
Invesco Macro Allocation Strategy Fund, Class R6(b)	1.94%	63,788	131,991	(21,766)	11,532	(2,879)	–	20,073	182,666
Total Alternative Funds		253,429	395,746	(201,175)	20,749	(10,796)	4,851		457,953
Domestic Equity Funds–49.97%
Invesco All Cap Market Neutral Fund, Class R6(b)	–	54,228	60,260	(105,663)	924	(9,749)	–	–	–
Invesco Comstock Fund, Class R6	–	115,987	79,839	(169,173)	(2,824)	(23,829)	891	–	–
Invesco Discovery Mid Cap Growth Fund, Class R6(c)	7.37%	–	635,827	(79,574)	132,322	21,689	–	19,411	692,215
Invesco Diversified Dividend Fund, Class R6	–	54,130	32,304	(75,824)	(2,548)	(8,062)	511	–	–
Invesco Equally-Weighted S&P 500 Fund, Class R6	–	128,615	80,032	(193,702)	(5,708)	(9,237)	–	–	–
Invesco Growth and Income Fund, Class R6	–	114,911	77,007	(167,020)	190	(25,088)	935	–	–
Invesco Long/Short Equity Fund, Class R6(b)	–	13,234	–	(13,216)	736	(754)	–	–	–
Invesco Main Street Small Cap Fund, Class R6(c)	4.91%	–	431,307	(75,403)	103,086	4,453	1,813	24,462	461,834
Invesco PureBetaSM MSCI USA ETF	5.89%	–	500,259	(36,430)	89,372	(25)	4,050	14,415	553,176
Invesco RAFI™ Strategic US Small Company ETF	–	118,886	113,460	(212,106)	(6,577)	(13,663)	644	–	–
Invesco Russell 1000 Dynamic Multifactor ETF	8.79%	–	824,359	(159,678)	154,776	6,371	8,266	20,786	825,828
Invesco S&P 500® Pure Growth ETF	–	126,019	69,611	(198,058)	(7,296)	9,724	404	–	–
Invesco S&P MidCap Low Volatility ETF	–	101,970	73,315	(148,669)	(5,511)	(21,105)	1,107	–	–
Invesco S&P SmallCap Low Volatility ETF	3.43%	13,585	313,356	(52,208)	45,764	1,471	3,397	7,903	321,968
Invesco U.S. Managed Volatility Fund, Class R6	19.58%	668,057	1,450,180	(336,881)	30,829	185,831	18,210	151,759	1,839,318
Total Domestic Equity Funds		1,509,622	4,741,116	(2,023,605)	527,535	118,027	40,228		4,694,339
Fixed Income Funds–37.04%
Invesco Core Plus Bond Fund, Class R6	9.27%	142,111	782,580	(64,040)	7,687	25,400	11,795	76,128	870,904
Invesco Emerging Markets Sovereign Debt ETF	–	91,225	71,886	(147,867)	(2,053)	(13,191)	2,940	–	–
Invesco Floating Rate ESG Fund, Class R6(d)	2.44%	61,555	183,994	(18,984)	4,469	(1,308)	5,899	32,220	229,726
Invesco Fundamental High Yield® Corporate Bond ETF	1.95%	–	183,866	(10,190)	9,434	(44)	3,010	9,417	183,066
Invesco High Yield Fund, Class R6	–	61,215	45,892	(96,806)	(713)	(9,588)	2,324	–	–
Invesco Income Fund, Class R6	1.47%	–	135,570	(9,386)	11,471	44	2,409	17,631	137,699
Invesco International Bond Fund, Class R6(c)	2.93%	–	273,938	(25,013)	25,836	89	3,178	47,063	274,850
Invesco Quality Income Fund, Class R6	–	244,445	124,762	(371,736)	135	2,394	4,906	–	–
Invesco Short Duration Inflation Protected Fund, Class R6	2.43%	152,289	236,060	(166,120)	5,657	917	2,261	21,245	228,803
Invesco Short Term Bond Fund, Class R6	–	128,900	79,884	(206,404)	(314)	(2,066)	1,977	–	–
Invesco Taxable Municipal Bond ETF	6.81%	168,358	538,732	(91,570)	23,649	882	10,124	19,106	640,051
Invesco Variable Rate Investment Grade ETF	9.74%	–	958,034	(62,065)	18,799	(59)	3,539	36,603	914,709
Total Fixed Income Funds		1,050,098	3,615,198	(1,270,181)	104,057	3,470	54,362		3,479,808
Foreign Equity Funds–5.84%
Invesco Emerging Markets All Cap Fund, Class R6(c)	0.49%	–	40,123	(2,557)	8,166	1,574	480	1,071	45,783
Invesco Developing Markets Fund, Class R6(c)	0.50%	–	38,026	(1,874)	10,362	24	140	871	46,538
Invesco International Growth Fund, Class R6	–	105,666	57,451	(147,605)	1,736	(17,248)	–	–	–
Invesco International Select Equity Fund, Class R6(b)	0.97%	141,909	107,164	(167,323)	11,222	(1,990)	–	5,847	90,982
Invesco International Small-Mid Company Fund, Class R6(c)	0.97%	–	90,282	(9,993)	11,371	5,834	–	1,652	91,337
Invesco PureBetaSM FTSE Developed ex-North America ETF	0.97%	–	81,544	(5,275)	15,139	126	712	3,357	91,534
Invesco RAFI™ Strategic Developed ex-US ETF	0.97%	255,885	240,177	(358,096)	12,126	(58,913)	4,085	3,350	91,179
Invesco RAFI™ Strategic Emerging Markets ETF	–	37,462	23,479	(51,319)	(1,989)	(7,633)	58	–	–
Invesco S&P Emerging Markets Low Volatility ETF	–	37,368	22,176	(50,575)	(479)	(8,490)	474	–	–
Invesco S&P International Developed Low Volatility ETF	0.97%	–	89,577	(4,268)	5,856	(25)	934	3,039	91,140
Total Foreign Equity Funds		578,290	789,999	(798,885)	73,510	(86,741)	6,883		548,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2035 Fund (continued)

Schedule of Investments in Affiliated Issuers–106.17%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income		Shares 12/31/20	Value 12/31/20

Money Market Funds–8.45%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)	2.95%	$17,127	$1,738,777	$(1,478,342)	$–	$–	$64		277,562	$277,562

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)	2.12%	12,287	1,255,290	(1,068,569)	–	(7)	80		198,941	199,001

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)	3.38%	19,574	1,987,173	(1,689,533)	–	–	72		317,214	317,214

Total Money Market Funds		48,988	4,981,240	(4,236,444)	–	(7)	216			793,777

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $9,151,740)	106.17%	3,440,427	14,523,299	(8,530,290)	725,851	23,953	106,540			9,974,370

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.00%
Invesco Private Government Fund, 0.02%	–	–	3,724,163	(3,724,163)	–	–	22	(f)	–	–

Invesco Private Prime Fund, 0.12%	–	–	1,804,485	(1,804,504)	–	19	31	(f)	–	–

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $0)	0.00%	–	5,528,648	(5,528,667)	–	19	53			–

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $9,151,740)	106.17%	$3,440,427	$20,051,947	$(14,058,957)	$725,851	$23,972 (g)	$106,593			$9,974,370

OTHER ASSETS LESS LIABILITIES	(6.17)%									(580,055)

NET ASSETS	100.00%									$9,394,315

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(c)	Effective September 30, 2020, the underlying fund’s name changed.
(d)	Effective August 21, 2020, the underlying fund’s name changed.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Core Plus Bond Fund	$22,834
Invesco Emerging Markets All Cap Fund	1,523
Invesco Discovery Mid Cap Growth Fund	18,049
Invesco International Small-Mid Company Fund	6,157
Invesco Main Street Small Cap Fund	1,609
Invesco U.S. Managed Volatility Fund	158,698

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2020

Invesco Peak Retirement™ 2040 Fund

Schedule of Investments in Affiliated Issuers–101.25%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20

Alternative Funds–4.95%
Invesco Global Real Estate Income Fund, Class R6	2.98%	$55,558	$210,130	$(17,605)	$14,805	$(2,346)	$3,628	30,616	$260,542
Invesco Global Targeted Returns Fund, Class R6(b)	–	40,233	35,018	(75,140)	956	(1,067)	–	–	–
Invesco Macro Allocation Strategy Fund, Class R6(b)	1.97%	29,393	149,697	(17,337)	13,293	(2,148)	–	19,000	172,898
Total Alternative Funds		125,184	394,845	(110,082)	29,054	(5,561)	3,628		433,440

Domestic Equity Funds–57.74%
Invesco Comstock Fund, Class R6	–	136,377	91,435	(200,178)	(2,747)	(24,887)	923	–	–
Invesco Discovery Mid Cap Growth Fund, Class R6(c)	9.98%	–	847,627	(130,786)	152,914	27,289	–	24,495	873,503
Invesco Diversified Dividend Fund, Class R6	–	58,061	28,926	(78,186)	(2,945)	(5,856)	427	–	–
Invesco Equally-Weighted S&P 500 Fund, Class R6	–	131,483	68,855	(188,615)	(4,830)	(6,893)	–	–	–
Invesco Growth and Income Fund, Class R6	–	126,293	82,127	(182,820)	(63)	(25,537)	969	–	–
Invesco Long/Short Equity Fund, Class R6(b)	–	50,272	29,739	(67,079)	5,164	(18,096)	–	–	–
Invesco Main Street Small Cap Fund, Class R6(c)	5.99%	–	481,229	(68,554)	110,440	3,315	2,140	27,782	524,530
Invesco PureBetaSM MSCI USA ETF	7.98%	–	683,184	(88,289)	104,651	(1,466)	4,857	18,191	698,080
Invesco RAFI™ Strategic US Small Company ETF	–	87,849	70,989	(149,600)	(4,592)	(4,646)	401	–	–
Invesco Russell 1000 Dynamic Multifactor ETF	11.91%	–	969,940	(122,676)	193,013	2,159	9,929	26,238	1,042,436
Invesco S&P 500® Pure Growth ETF	–	136,035	50,254	(190,957)	(7,183)	11,851	323	–	–
Invesco S&P MidCap Low Volatility ETF	–	75,764	50,800	(110,536)	(3,756)	(12,272)	706	–	–
Invesco S&P SmallCap Low Volatility ETF	3.98%	55,459	313,757	(52,202)	45,321	(14,049)	4,135	8,549	348,286
Invesco U.S. Managed Volatility Fund, Class R6	17.90%	439,103	1,404,525	(314,700)	12,430	163,790	16,782	129,273	1,566,781
Total Domestic Equity Funds		1,296,696	5,173,387	(1,945,178)	597,817	94,702	41,592		5,053,616

Fixed Income Funds–26.73%
Invesco Core Plus Bond Fund, Class R6	4.46%	67,997	362,003	(42,540)	998	12,555	4,617	34,134	390,486
Invesco Emerging Markets Sovereign Debt ETF	–	37,774	22,826	(56,351)	(984)	(3,265)	1,002	–	–
Invesco Floating Rate ESG Fund, Class R6(d)	–	19,950	16,377	(33,754)	151	(2,724)	563	–	–
Invesco High Yield Fund, Class R6	–	20,232	16,190	(33,407)	(244)	(2,771)	769	–	–
Invesco Income Fund, Class R6	2.48%	–	221,214	(20,089)	16,069	34	3,492	27,814	217,228
Invesco International Bond Fund, Class R6(c)	1.98%	–	172,329	(14,131)	15,295	(46)	1,850	29,700	173,447
Invesco Quality Income Fund, Class R6	–	199,293	108,409	(309,531)	(233)	2,062	3,746	–	–
Invesco Short Duration Inflation Protected Fund, Class R6	1.49%	49,379	134,513	(57,186)	2,704	523	954	12,064	129,933
Invesco Short Term Bond Fund, Class R6	–	75,690	40,142	(114,939)	(285)	(608)	989	–	–
Invesco Taxable Municipal Bond ETF	6.43%	117,781	507,584	(80,733)	16,721	1,145	7,820	16,791	562,498
Invesco Variable Rate Investment Grade ETF	9.89%	–	937,044	(86,645)	15,399	(70)	3,075	34,643	865,728
Total Fixed Income Funds		588,096	2,538,631	(849,306)	65,591	6,835	28,877		2,339,320

Foreign Equity Funds–9.90%
Invesco Emerging Markets All Cap Fund, Class R6(c)	1.00%	–	78,110	(4,602)	13,779	3,043	936	2,043	87,360
Invesco Developing Markets Fund, Class R6(c)	1.00%	–	74,832	(5,248)	17,851	21	271	1,636	87,456
Invesco International Growth Fund, Class R6	–	95,924	45,737	(131,023)	782	(11,420)	–	–	–
Invesco International Select Equity Fund, Class R6(b)	0.98%	131,105	98,285	(153,653)	11,338	(1,003)	–	5,532	86,072
Invesco International Small-Mid Company Fund, Class R6(c)	1.98%	–	171,322	(16,603)	19,236	11,449	–	3,137	173,397
Invesco PureBetaSM FTSE Developed ex-North America ETF	1.49%	–	117,172	(7,053)	20,004	(171)	919	4,766	129,952
Invesco RAFI™ Strategic Developed ex-US ETF	1.97%	203,061	236,112	(255,429)	30,013	(41,142)	3,766	6,342	172,615
Invesco RAFI™ Strategic Emerging Markets ETF	–	39,565	24,466	(54,701)	(2,130)	(7,200)	54	–	–
Invesco S&P Emerging Markets Low Volatility ETF	–	37,944	20,436	(49,771)	(246)	(8,363)	461	–	–
Invesco S&P International Developed Low Volatility ETF	1.48%	–	142,434	(20,466)	7,631	(192)	1,194	4,315	129,407
Total Foreign Equity Funds		507,599	1,008,906	(698,549)	118,258	(54,978)	7,601		866,259

Money Market Funds–1.93%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)	0.68%	24,478	1,626,895	(1,592,225)	–	–	42	59,148	59,148

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2040 Fund (continued)

Schedule of Investments in Affiliated Issuers–101.25%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income		Shares 12/31/20	Value 12/31/20

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)	0.48%	$24,904	$1,163,067	$(1,145,725)	$–	$(6)	$70		42,227	$42,240

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)	0.77%	27,975	1,859,309	(1,819,687)	–	–	45		67,597	67,597

Total Money Market Funds		77,357	4,649,271	(4,557,637)	–	(6)	157			168,985

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $7,978,138)	101.25%	2,594,932	13,765,040	(8,160,752)	810,720	40,992	81,855			8,861,620

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.00%
Invesco Private Government Fund, 0.02%	–	–	1,791,298	(1,791,298)	–	–	18	(f)	–	–

Invesco Private Prime Fund, 0.12%	–	–	1,181,975	(1,181,983)	–	8	37	(f)	–	–

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $0)	0.00%	–	2,973,273	(2,973,281)	–	8	55			–

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $7,978,138)	101.25%	$2,594,932	$16,738,313	$(11,134,033)	$810,720	$41,000 (g)	$81,910			$8,861,620

OTHER ASSETS LESS LIABILITIES	(1.25)%									(109,530)

NET ASSETS	100.00%									$8,752,090

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(c)	Effective September 30, 2020, the underlying fund’s name changed.
(d)	Effective August 21, 2020, the underlying fund’s name changed.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Core Plus Bond Fund	$10,527
Invesco Emerging Markets All Cap Fund	2,970
Invesco Discovery Mid Cap Growth Fund	23,541
Invesco International Small-Mid Company Fund	12,007
Invesco Main Street Small Cap Fund	1,900
Invesco U.S. Managed Volatility Fund	138,367

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2020

Invesco Peak Retirement™ 2045 Fund

Schedule of Investments in Affiliated Issuers–101.03%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20

Alternative Funds–2.94%
Invesco Global Real Estate Income Fund, Class R6	2.94%	$64,034	$125,728	$(6,067)	$6,424	$(986)	$3,441	22,225	$189,133

Domestic Equity Funds–63.90%
Invesco Comstock Fund, Class R6	–	166,926	108,097	(240,229)	(4,454)	(30,340)	1,194	–	–
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	9.86%	–	598,533	(100,656)	131,474	23,209	–	17,780	634,043
Invesco Diversified Dividend Fund, Class R6	–	84,587	46,250	(117,187)	(4,481)	(9,169)	669	–	–
Invesco Equally-Weighted S&P 500 Fund, Class R6	–	141,969	78,482	(208,530)	(6,387)	(5,534)	–	–	–
Invesco Growth and Income Fund, Class R6	–	112,061	76,094	(165,463)	(415)	(22,277)	895	–	–
Invesco Long/Short Equity Fund, Class R6(c)	–	40,085	33,069	(61,671)	4,380	(15,863)	–	–	–
Invesco Main Street Small Cap Fund, Class R6(b)	7.40%	–	408,904	(52,372)	114,473	6,806	2,120	25,208	475,930
Invesco PureBetaSM MSCI USA ETF	11.32%	–	666,596	(64,631)	126,305	126	5,929	18,981	728,396
Invesco RAFI™ Strategic US Small Company ETF	–	79,381	51,057	(120,288)	(4,622)	(5,528)	370	–	–
Invesco Russell 1000 Dynamic Multifactor ETF	15.68%	–	971,213	(181,713)	209,271	9,894	11,293	25,388	1,008,665
Invesco S&P 500® Pure Growth ETF	–	216,794	92,598	(318,333)	(12,207)	21,148	596	–	–
Invesco S&P MidCap Low Volatility ETF	–	68,554	49,616	(104,006)	(5,049)	(9,115)	648	–	–
Invesco S&P SmallCap Low Volatility ETF(d)	4.91%	68,484	255,034	(34,765)	36,967	(9,700)	4,648	7,757	316,020
Invesco U.S. Managed Volatility Fund, Class R6	14.73%	333,665	698,829	(111,648)	20,905	97,399	10,982	78,199	947,771
Total Domestic Equity Funds		1,312,506	4,134,372	(1,881,492)	606,160	51,056	39,344		4,110,825

Fixed Income Funds–18.56%
Invesco 1-30 Laddered Treasury ETF	4.89%	–	361,524	(41,580)	(4,757)	(676)	1,010	8,184	314,511
Invesco Core Plus Bond Fund, Class R6	–	31,052	21,953	(53,700)	(565)	1,260	505	–	–
Invesco Emerging Markets Sovereign Debt ETF	–	31,591	24,862	(52,410)	(751)	(3,292)	916	–	–
Invesco Quality Income Fund, Class R6	–	171,358	115,720	(288,927)	341	1,508	3,280	–	–
Invesco Short Term Bond Fund, Class R6	–	54,831	59,794	(113,904)	(135)	(586)	923	–	–
Invesco Taxable Municipal Bond ETF	2.93%	78,700	158,962	(57,072)	8,175	(294)	3,596	5,626	188,471
Invesco Variable Rate Investment Grade ETF	10.74%	–	753,916	(77,363)	14,866	(121)	2,858	27,663	691,298
Total Fixed Income Funds		367,532	1,496,731	(684,956)	17,174	(2,201)	13,088		1,194,280

Foreign Equity Funds–12.70%
Invesco Emerging Markets All Cap Fund, Class R6(b)	1.46%	–	80,152	(4,077)	17,983	3,683	1,151	2,200	94,089
Invesco Developing Markets Fund, Class R6(b)	1.49%	–	79,202	(6,154)	22,648	151	323	1,793	95,847
Invesco International Growth Fund, Class R6	–	116,569	60,812	(163,643)	2,384	(16,122)	–	–	–
Invesco International Select Equity Fund, Class R6(c)	1.46%	139,264	104,251	(163,946)	16,602	(2,412)	–	6,026	93,759
Invesco International Small-Mid Company Fund,
Class R6(b)	2.44%	–	149,719	(12,436)	19,972	11,550	–	2,838	156,834
Invesco PureBetaSM FTSE Developed ex-North America ETF	1.95%	–	111,520	(8,391)	22,402	222	1,078	4,612	125,753
Invesco RAFI™ Strategic Developed ex-US ETF	1.95%	197,477	175,146	(232,378)	22,988	(37,923)	3,485	4,604	125,310
Invesco RAFI™ Strategic Emerging Markets ETF	–	44,793	29,958	(63,390)	(2,532)	(8,829)	67	–	–
Invesco S&P Emerging Markets Low Volatility ETF	–	36,264	21,126	(49,593)	(372)	(7,425)	410	–	–
Invesco S&P International Developed Low Volatility ETF	1.95%	–	122,959	(5,972)	8,339	(88)	1,425	4,176	125,238
Total Foreign Equity Funds		534,367	934,845	(709,980)	130,414	(57,193)	7,939		816,830

Money Market Funds–2.93%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)	0.99%	16,534	1,200,508	(1,153,309)	–	–	36	63,733	63,733
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)	0.81%	13,161	879,124	(840,626)	–	15	75	51,659	51,674
Invesco Treasury Portfolio, Institutional Class, 0.01%(e)	1.13%	18,896	1,372,009	(1,318,067)	–	–	40	72,838	72,838
Total Money Market Funds		48,591	3,451,641	(3,312,002)	–	15	151		188,245
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $5,654,983)	101.03%	2,327,030	10,143,317	(6,594,497)	760,172	(9,309)	63,963		6,499,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2045 Fund (continued)

Schedule of Investments in Affiliated Issuers–101.03%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income		Shares 12/31/20	Value 12/31/20

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.66%
Invesco Private Government Fund, 0.02%(e)(f)	0.27%	$–	$924,319	$(906,706)	$ –	$ –		$ 4	(g)	17,613	$ 17,613

Invesco Private Prime Fund, 0.12%(e)(f)	0.39%	–	790,148	(765,268)	–	3		10	(g)	24,875	24,883

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $42,496)	0.66%	–	1,714,467	(1,671,974)	–	3		14			42,496

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $5,697,479)	101.69%	$2,327,030	$11,857,784	$(8,266,471)	$760,172	$(9,306	)(h)	$63,977			$6,541,809

OTHER ASSETS LESS LIABILITIES	(1.69)%										(108,867)

NET ASSETS	100.00%										$6,432,942

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective September 30, 2020, the underlying fund’s name changed.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(d)	All or a portion of this security was out on loan at December 31, 2020.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.
(g)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Emerging Markets All Cap Fund	$3,652
Invesco Discovery Mid Cap Growth Fund	18,517
Invesco International Small-Mid Company Fund	11,971
Invesco Main Street Small Cap Fund	1,881
Invesco U.S. Managed Volatility Fund	91,379

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2020

Invesco Peak Retirement™ 2050 Fund

Schedule of Investments in Affiliated Issuers–100.41%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20

Alternative Funds–1.98%
Invesco Global Real Estate Income Fund, Class R6	1.98%	$36,694	$85,591	$(7,266)	$3,324	$(1,473)	$1,806	13,733	$116,870

Domestic Equity Funds–68.66%
Invesco Comstock Fund, Class R6	–	188,324	108,247	(255,387)	(3,506)	(37,678)	1,303	–	–
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	9.96%	–	521,586	(36,143)	102,053	15,846	–	16,511	588,788
Invesco Diversified Dividend Fund, Class R6	–	103,843	46,958	(133,822)	(5,597)	(11,382)	786	–	–
Invesco Equally-Weighted S&P 500 Fund, Class R6	–	159,131	75,649	(220,063)	(7,039)	(7,678)	–	–	–
Invesco Growth and Income Fund, Class R6	–	74,696	79,184	(133,708)	(109)	(20,063)	724	–	–
Invesco Long/Short Equity Fund, Class R6(c)	–	17,914	12,408	(25,068)	2,379	(7,633)	–	–	–
Invesco Main Street Small Cap Fund, Class R6(b)	8.97%	–	433,277	(13,387)	110,289	1,942	2,003	28,090	530,343
Invesco PureBetaSM MSCI USA ETF	13.93%	–	724,863	(25,671)	124,588	(368)	5,572	21,457	823,412
Invesco RAFI™ Strategic US Small Company ETF	–	72,975	59,215	(121,560)	(3,405)	(7,225)	333	–	–
Invesco Russell 1000 Dynamic Multifactor ETF	16.94%	–	926,094	(104,708)	177,826	2,342	9,218	25,209	1,001,554
Invesco S&P 500® Pure Growth ETF	–	246,334	109,854	(363,182)	(12,908)	19,902	726	–	–
Invesco S&P MidCap Low Volatility ETF	–	62,581	39,920	(88,783)	(4,918)	(8,800)	625	–	–
Invesco S&P SmallCap Low Volatility ETF	5.96%	62,481	289,704	(24,319)	33,877	(9,098)	4,336	8,656	352,645
Invesco U.S. Managed Volatility Fund, Class R6	12.90%	265,560	568,086	(92,007)	14,360	69,003	7,550	62,934	762,760
Total Domestic Equity Funds		1,253,839	3,995,045	(1,637,808)	527,890	(890)	33,176		4,059,502

Fixed Income Funds–13.75%
Invesco 1-30 Laddered Treasury ETF	6.88%	–	419,673	(7,250)	(5,367)	(236)	1,111	10,586	406,820
Invesco Core Plus Bond Fund, Class R6	–	20,206	9,510	(30,176)	(736)	1,196	206	–	–
Invesco Emerging Markets Sovereign Debt ETF	–	16,151	14,491	(28,055)	(561)	(2,026)	558	–	–
Invesco Quality Income Fund, Class R6	–	143,776	97,172	(242,683)	(322)	2,057	2,953	–	–
Invesco Taxable Municipal Bond ETF	–	72,334	46,693	(120,126)	(85)	1,184	1,287	–	–
Invesco Variable Rate Investment Grade ETF	6.87%	–	412,466	(13,923)	7,609	10	1,444	16,253	406,162
Total Fixed Income Funds		252,467	1,000,005	(442,213)	538	2,185	7,559		812,982

Foreign Equity Funds–14.86%
Invesco Emerging Markets All Cap Fund, Class R6(b)	1.51%	–	74,961	–	14,454	2,845	896	2,091	89,415
Invesco Developing Markets Fund, Class R6(b)	1.51%	–	71,252	–	18,272	–	256	1,675	89,524
Invesco International Growth Fund, Class R6	–	117,085	56,619	(158,665)	960	(15,999)	–	–	–
Invesco International Select Equity Fund, Class R6(c)	1.49%	138,974	96,694	(155,561)	11,919	(3,960)	–	5,660	88,066
Invesco International Small-Mid Company Fund, Class R6(b)	3.00%	–	160,655	(2,782)	19,534	11,334	–	3,211	177,450
Invesco PureBetaSM FTSE Developed ex-North America ETF	2.44%	–	129,756	(7,884)	22,431	18	1,032	5,293	144,321
Invesco RAFI™ Strategic Developed ex-US ETF	2.44%	199,391	201,726	(239,594)	27,272	(44,514)	3,431	5,301	144,281
Invesco RAFI™ Strategic Emerging Markets ETF	–	40,804	27,581	(57,762)	(1,429)	(9,194)	59	–	–
Invesco S&P Emerging Markets Low Volatility ETF	–	41,688	22,736	(54,510)	463	(10,377)	543	–	–
Invesco S&P International Developed Low Volatility ETF	2.47%	–	137,304	–	8,598	–	1,354	4,865	145,902
Total Foreign Equity Funds		537,942	979,284	(676,758)	122,474	(69,847)	7,571		878,959
Money Market Funds–1.16%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)	0.41%	12,971	1,014,782	(1,003,786)	–	–	43	23,967	23,967
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)	0.29%	9,564	724,844	(717,295)	–	4	47	17,112	17,117
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)	0.46%	14,824	1,159,751	(1,147,185)	–	–	47	27,390	27,390
Total Money Market Funds		37,359	2,899,377	(2,868,266)	–	4	137		68,474
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $5,202,344)	100.41%	2,118,301	8,959,302	(5,632,311)	654,226	(70,021)	50,249		5,936,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2050 Fund (continued)

Schedule of Investments in Affiliated Issuers–100.41%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income		Shares 12/31/20	Value 12/31/20

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.00%
Invesco Private Government Fund, 0.02%	–	$–	$401,401	$(401,401)	$–	$–		$6	(e)	–	$–

Invesco Private Prime Fund, 0.12%	–	–	192,818	(192,818)	–	–		18	(e)	–	–

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $0)	0.00%	–	594,219	(594,219)	–	–		24			–

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $5,202,344)	100.41%	$2,118,301	$9,553,521	$(6,226,530)	$654,226	$(70,021	)(f)	$50,273			$5,936,787

OTHER ASSETS LESS LIABILITIES	(0.41)%										(23,959)

NET ASSETS	100.00%										$5,912,828

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective September 30, 2020, the underlying fund’s name changed.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(e)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Emerging Markets All Cap Fund	$2,845
Invesco Discovery Mid Cap Growth Fund	14,554
Invesco International Small-Mid Company Fund	11,291
Invesco Main Street Small Cap Fund	1,778
Invesco U.S. Managed Volatility Fund	62,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2020

Invesco Peak Retirement™ 2055 Fund

Schedule of Investments in Affiliated Issuers–100.18%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20

Alternative Funds–0.00%
Invesco Global Real Estate Income Fund, Class R6	–	$8,165	$7,767	$(14,079)	$28	$(1,881)	$97	–	$–

Domestic Equity Funds–72.02%
Invesco Comstock Fund, Class R6	–	125,152	69,105	(169,940)	(76)	(24,241)	812	–	–
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	9.89%	–	273,878	(36,369)	59,900	9,512	–	8,371	298,515
Invesco Diversified Dividend Fund, Class R6	–	76,842	34,617	(98,909)	(2,006)	(10,544)	598	–	–
Invesco Equally-Weighted S&P 500 Fund, Class R6	–	114,278	45,269	(150,372)	(3,224)	(5,951)	–	–	–
Invesco Long/Short Equity Fund, Class R6(c)	–	4,039	3,615	(6,503)	476	(1,627)	–	–	–
Invesco Main Street Small Cap Fund, Class R6(b)	9.90%	–	248,031	(20,919)	71,102	1,692	1,279	15,825	298,770
Invesco PureBetaSM MSCI USA ETF	16.30%	–	445,344	(36,568)	84,061	(831)	3,751	12,821	492,006
Invesco RAFI™ Strategic US Small Company ETF	–	37,667	20,345	(53,861)	(1,508)	(2,643)	158	–	–
Invesco Russell 1000 Dynamic Multifactor ETF	17.70%	–	490,067	(68,085)	108,742	3,486	5,598	13,446	534,210
Invesco S&P 500® Pure Growth ETF	–	146,811	45,277	(197,577)	(6,523)	12,012	372	–	–
Invesco S&P MidCap Low Volatility ETF	–	32,286	16,431	(42,311)	(2,523)	(3,883)	271	–	–
Invesco S&P SmallCap Low Volatility ETF	6.90%	32,207	170,728	(16,553)	26,379	(4,457)	2,697	5,113	208,304
Invesco U.S. Managed Volatility Fund, Class R6	11.33%	122,885	262,222	(53,234)	6,125	36,012	3,845	28,224	342,082
Total Domestic Equity Funds		692,167	2,124,929	(951,201)	340,925	8,537	19,381		2,173,887

Fixed Income Funds–9.68%
Invesco 1-30 Laddered Treasury ETF	6.30%	–	210,020	(17,173)	(2,473)	(337)	593	4,945	190,037
Invesco Core Plus Bond Fund, Class R6	–	8,102	6,925	(15,178)	(211)	362	145	–	–
Invesco Quality Income Fund, Class R6	–	42,366	29,291	(72,080)	114	309	863	–	–
Invesco Taxable Municipal Bond ETF	–	36,927	16,943	(54,197)	(61)	388	611	–	–
Invesco Variable Rate Investment Grade ETF	3.38%	–	105,860	(5,848)	2,155	(8)	415	4,088	102,159
Total Fixed Income Funds		87,395	369,039	(164,476)	(476)	714	2,627		292,196

Foreign Equity Funds–16.59%
Invesco Emerging Markets All Cap Fund, Class R6(b)	1.49%	–	36,637	–	8,324	1,643	518	1,052	44,961
Invesco Developing Markets Fund, Class R6(b)	1.99%	–	48,455	(2,404)	13,996	15	193	1,124	60,062
Invesco International Growth Fund, Class R6	–	66,926	25,411	(84,636)	3,516	(11,217)	–	–	–
Invesco International Select Equity Fund, Class R6(c)	1.96%	83,300	47,989	(80,750)	12,646	(4,115)	–	3,796	59,070
Invesco International Small-Mid Company Fund, Class R6(b)	2.93%	–	83,751	(6,294)	11,305	6,277	–	1,601	88,490
Invesco PureBetaSM FTSE Developed ex-North America ETF	2.89%	–	76,712	(4,998)	15,566	(28)	709	3,200	87,252
Invesco RAFI™ Strategic Developed ex-US ETF	2.90%	108,976	93,551	(112,558)	18,298	(20,898)	2,002	3,210	87,369
Invesco RAFI™ Strategic Emerging Markets ETF	–	21,938	9,525	(26,475)	(664)	(4,324)	29	–	–
Invesco S&P Emerging Markets Low Volatility ETF	–	21,504	9,504	(26,231)	560	(5,337)	237	–	–
Invesco S&P International Developed Low Volatility ETF	2.43%	–	77,513	(8,902)	4,808	(3)	774	2,448	73,416
Total Foreign Equity Funds		302,644	509,048	(353,248)	88,355	(37,987)	4,462		500,620

Money Market Funds–1.89%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)	0.66%	14,323	465,687	(460,085)	–	–	10	19,925	19,925
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)	0.47%	16,691	332,634	(335,093)	–	(1)	36	14,226	14,231
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)	0.76%	16,369	532,213	(525,811)	–	–	12	22,771	22,771
Total Money Market Funds		47,383	1,330,534	(1,320,989)	–	(1)	58		56,927
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $2,565,071)	100.18%	1,137,754	4,341,317	(2,803,993)	428,832	(30,618)	26,625		3,023,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2055 Fund (continued)

Schedule of Investments in Affiliated Issuers–100.18%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/20	Value 12/31/20

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.00%
Invesco Private Government Fund, 0.02%	–	$ –	$ 163,728	$ (163,728)	$ –	$ –		$ –	–	$ –

Invesco Private Prime Fund, 0.12%	–	–	257,142	(257,142)	–	–		–	–	–

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $0)	0.00%	–	420,870	(420,870)	–	–		–		–

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $2,565,071)	100.18%	$1,137,754	$4,762,187	$(3,224,863)	$428,832	$(30,618)	(e)	$26,625		$3,023,630

OTHER ASSETS LESS LIABILITIES	(0.18)%									(5,381)

NET ASSETS	100.00%									$3,018,249

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective September 30, 2020, the underlying fund’s name changed.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Emerging Markets All Cap Fund	$1,643
Invesco Discovery Mid Cap Growth Fund	8,406
Invesco International Small-Mid Company Fund	6,549
Invesco Main Street Small Cap Fund	1,136
Invesco U.S. Managed Volatility Fund	31,928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2020

Invesco Peak Retirement™ 2060 Fund

Schedule of Investments in Affiliated Issuers–100.62%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20

Domestic Equity Funds–76.49%
Invesco Comstock Fund, Class R6	–	$ 163,463	$ 113,390	$ (236,696)	$ (497)	$(39,660)	$ 996	–	$ –
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	9.95%	–	335,314	(34,610)	65,345	11,210	–	10,301	367,327
Invesco Diversified Dividend Fund, Class R6	–	88,077	51,481	(122,189)	(3,230)	(14,139)	641	–	–
Invesco Equally-Weighted S&P 500 Fund, Class R6	–	151,079	82,234	(213,812)	(5,830)	(13,671)	–	–	–
Invesco Main Street Small Cap Fund, Class R6(b)	11.45%	–	348,059	(15,242)	89,239	2,235	1,750	22,391	422,740
Invesco PureBetaSM MSCI USA ETF	18.38%	–	603,402	(27,368)	103,222	(517)	4,867	17,687	678,739
Invesco RAFI™ Strategic US Small Company ETF	–	44,222	25,167	(62,744)	(2,288)	(4,357)	169	–	–
Invesco Russell 1000 Dynamic Multifactor ETF	18.90%	–	627,292	(56,311)	124,199	2,757	6,799	17,567	697,937
Invesco S&P 500® Pure Growth ETF	–	188,142	77,469	(263,238)	(10,728)	8,355	458	–	–
Invesco S&P MidCap Low Volatility ETF	–	37,344	23,441	(52,237)	(2,941)	(5,607)	299	–	–
Invesco S&P SmallCap Low Volatility ETF	7.94%	37,397	241,935	(13,767)	31,464	(3,823)	3,450	7,197	293,206
Invesco U.S. Managed Volatility Fund, Class R6	9.87%	125,664	265,796	(34,406)	6,333	33,826	3,960	30,080	364,570
Total Domestic Equity Funds		835,388	2,794,980	(1,132,620)	394,288	(23,391)	23,389		2,824,519

Fixed Income Funds–4.91%
Invesco 1-30 Laddered Treasury ETF	3.93%	–	153,690	(6,375)	(1,865)	(185)	414	3,780	145,265
Invesco Quality Income Fund, Class R6	–	21,483	10,769	(32,423)	33	138	361	–	–
Invesco Taxable Municipal Bond ETF	–	41,329	24,775	(66,644)	(95)	635	630	–	–
Invesco Variable Rate Investment Grade ETF	0.98%	–	35,536	–	675	–	133	1,449	36,211
Total Fixed Income Funds		62,812	224,770	(105,442)	(1,252)	588	1,538		181,476

Foreign Equity Funds–17.80%
Invesco Emerging Markets All Cap Fund, Class R6(b)	2.00%	–	63,733	(1,848)	11,809	2,821	815	1,729	73,930
Invesco Developing Markets Fund, Class R6(b)	2.02%	–	60,902	(1,995)	15,235	282	229	1,392	74,424
Invesco International Growth Fund, Class R6	–	81,059	44,720	(113,713)	3,702	(15,768)	–	–	–
Invesco International Select Equity Fund, Class R6(c)	1.97%	100,609	78,712	(111,845)	10,351	(5,010)	–	4,680	72,817
Invesco International Small-Mid Company Fund, Class R6(b)	3.49%	–	114,948	–	14,066	8,864	–	2,334	129,014
Invesco PureBetaSM FTSE Developed ex-North America ETF	2.93%	–	95,030	(3,986)	17,189	(67)	799	3,967	108,166
Invesco RAFI™ Strategic Developed ex-US ETF	2.94%	124,522	122,256	(130,211)	17,249	(25,325)	2,156	3,986	108,491
Invesco RAFI™ Strategic Emerging Markets ETF	–	25,442	13,238	(32,320)	(1,108)	(5,252)	31	–	–
Invesco S&P Emerging Markets Low Volatility ETF	–	24,672	14,286	(33,127)	116	(5,947)	265	–	–
Invesco S&P International Developed Low Volatility ETF	2.45%	–	94,249	(9,095)	5,382	(56)	866	3,017	90,480
Total Foreign Equity Funds		356,304	702,074	(438,140)	93,991	(45,458)	5,161		657,322

Money Market Funds–1.42%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)	0.50%	4,938	663,971	(650,560)	–	–	20	18,349	18,349
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)	0.35%	3,877	474,587	(465,393)	–	9	25	13,076	13,080
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)	0.57%	5,644	758,824	(743,497)	–	–	22	20,971	20,971
Total Money Market Funds		14,459	1,897,382	(1,859,450)	–	9	67		52,400
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $3,180,947)	100.62%	1,268,963	5,619,206	(3,535,652)	487,027	(68,252)	30,155		3,715,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Invesco Peak Retirement™ 2060 Fund (continued)

Schedule of Investments in Affiliated Issuers–100.62%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income		Shares 12/31/20	Value 12/31/20

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.00%
Invesco Private Government Fund, 0.02%	–	$ –	$ 273,726	$ (273,726)	$ –	$ –		$ 2	(f)	–	$ –

Invesco Private Prime Fund, 0.12%	–	–	405,159	(405,159)	–	–		11	(f)	–	–

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $0)	0.00%	–	678,885	(678,885)	–	–		13			–

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $3,180,947)	100.62%	$1,268,963	$6,298,091	$(4,214,537)	$487,027	$(68,252	)(e)	$30,168			$3,715,717

OTHER ASSETS LESS LIABILITIES	(0.62)%										(22,923)

NET ASSETS	100.00%										$3,692,794

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective September 30, 2020, the underlying fund’s name changed.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Emerging Markets All Cap Fund	$ 2,585
Invesco Discovery Mid Cap Growth Fund	9,932
Invesco International Small-Mid Company Fund	8,864
Invesco Main Street Small Cap Fund	1,551
Invesco U.S. Managed Volatility Fund	32,643

(f)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2020

Invesco Peak Retirement™ 2065 Fund

Schedule of Investments in Affiliated Issuers–100.91%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/20	Value 12/31/20

Domestic Equity Funds–76.55%
Invesco Comstock Fund, Class R6	–	$104,718	$ 72,605	$ (156,631)	$ 598	$(21,290)		$ 723	–	$ –

Invesco Discovery Mid Cap Growth Fund, Class R6(b)	9.96%	–	255,099	(21,340)	47,710	8,634		–	7,904	281,865

Invesco Diversified Dividend Fund, Class R6	–	56,350	33,117	(80,333)	(1,855)	(7,279)		435	–	–

Invesco Equally-Weighted S&P 500 Fund, Class R6	–	96,744	53,775	(143,462)	(4,044)	(3,013)		–	–	–

Invesco Main Street Small Cap Fund, Class R6(b)	11.47%	–	289,046	(35,337)	69,454	2,543		1,437	17,184	324,431

Invesco PureBetaSM MSCI USA ETF	18.42%	–	480,006	(35,853)	77,744	(995)		3,627	13,574	520,902

Invesco RAFI™ Strategic US Small Company ETF	–	28,033	19,442	(45,157)	(1,349)	(969)		121	–	–

Invesco Russell 1000 Dynamic Multifactor ETF	18.82%	–	461,819	(32,594)	100,031	3,206		5,100	13,402	532,462

Invesco S&P 500® Pure Growth ETF	–	120,568	51,416	(178,504)	(6,654)	13,174		324	–	–

Invesco S&P MidCap Low Volatility ETF	–	24,107	15,516	(34,783)	(2,515)	(2,325)		214	–	–

Invesco S&P SmallCap Low Volatility ETF	7.95%	24,117	182,740	(7,270)	27,172	(1,956)		2,553	5,518	224,803

Invesco U.S. Managed Volatility Fund, Class R6	9.93%	80,494	220,976	(23,834)	1,859	28,505		3,287	23,176	280,896

Total Domestic Equity Funds		535,131	2,135,557	(795,098)	308,151	18,235		17,821		2,165,359

Fixed Income Funds–4.95%
Invesco 1-30 Laddered Treasury ETF	3.96%	–	117,323	(3,663)	(1,403)	(119)		307	2,918	112,138

Invesco Quality Income Fund, Class R6	–	13,678	7,277	(21,088)	12	121		252	–	–

Invesco Taxable Municipal Bond ETF	–	26,381	16,061	(42,804)	(121)	483		462	–	–

Invesco Variable Rate Investment Grade ETF	0.99%	–	27,458	–	481	–		96	1,118	27,939

Total Fixed Income Funds		40,059	168,119	(67,555)	(1,031)	485		1,117		140,077

Foreign Equity Funds–17.87%
Invesco Emerging Markets All Cap Fund, Class R6(b)	2.01%	–	48,342	–	8,627	2,148		678	1,332	56,969

Invesco Developing Markets Fund, Class R6(b)	2.02%	–	46,758	(1,318)	11,438	137		192	1,067	57,015

Invesco International Growth Fund, Class R6	–	52,312	27,721	(74,340)	3,118	(8,811)		–	–	–

Invesco International Select Equity Fund, Class R6(c)	1.98%	64,331	58,187	(74,051)	10,187	(2,538)		–	3,606	56,116

Invesco International Small-Mid Company Fund, Class R6(b)	3.48%	–	91,089	(2,266)	9,531	7,397		–	1,779	98,293

Invesco PureBetaSM FTSE Developed ex-North America ETF	2.96%	–	70,464	–	13,380	–		582	3,075	83,844

Invesco RAFI™ Strategic Developed ex-US ETF	2.95%	79,956	92,287	(89,528)	16,151	(15,308)		1,553	3,070	83,558

Invesco RAFI™ Strategic Emerging Markets ETF	–	16,090	10,279	(22,789)	(518)	(3,062)		22	–	–

Invesco S&P Emerging Markets Low Volatility ETF	–	16,152	9,818	(22,592)	606	(3,984)		179	–	–

Invesco S&P International Developed Low Volatility ETF	2.47%	–	72,813	(7,240)	4,168	(14)		633	2,325	69,727

Total Foreign Equity Funds		228,841	527,758	(294,124)	76,688	(24,035)		3,839		505,522

Money Market Funds–1.54%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)	0.47%	13,617	538,721	(539,107)	–	–		23	13,231	13,231

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)	0.54%	6,887	385,758	(377,464)	–	8		20	15,184	15,189

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)	0.53%	15,563	615,681	(616,122)	–	–		25	15,122	15,122

Total Money Market Funds		36,067	1,540,160	(1,532,693)	–	8		68		43,542

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $2,441,478)	100.91%	$840,098	$4,371,594	$(2,689,470)	$383,808	$(5,307	)(e)		$22,845	$2,854,500

OTHER ASSETS LESS LIABILITIES	(0.91)%									(25,807)

NET ASSETS	100.00%									$2,828,693

Investment Abbreviations:

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66	Invesco Peak RetirementTM Funds

Schedule of Investments–(continued)

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective September 30, 2020, the underlying fund’s name changed.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Emerging Markets All Cap Fund	$ 2,148
Invesco Discovery Mid Cap Growth Fund	8,238
Invesco International Small-Mid Company Fund	7,458
Invesco Main Street Small Cap Fund	1,275
Invesco U.S. Managed Volatility Fund	27,104

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67	Invesco Peak RetirementTM Funds

Statements of Assets and Liabilities

December 31, 2020

	Invesco Peak Retirement™ Now Fund	Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2025 Fund	Invesco Peak Retirement™ 2030 Fund	Invesco Peak Retirement™ 2035 Fund

Assets:
Investments in affiliated underlying funds, at value[1]	$2,564,531	$1,156,108	$5,862,313	$13,321,337	$19,865,649	$9,974,370

Cash	–	–	–	492	93	–

Receivable for:
Investments sold - affiliated underlying funds	–	–	–	–	1,237	–

Fund shares sold	148	671	15,637	7,575	24,321	191,380

Dividends - affiliated underlying funds	2,789	1,357	4,997	14,747	12,230	3,546

Investment for trustee deferred compensation and retirement plans	12,872	12,870	12,875	12,889	12,890	12,883

Other assets	67,842	67,780	67,947	68,663	68,743	68,881

Total assets	2,648,182	1,238,786	5,963,769	13,425,703	19,985,163	10,251,060

Liabilities:

Payable for:
Investments purchased - affiliated underlying funds	8,642	5,978	257,133	140,843	717,333	753,385

Fund shares reacquired	–	–	–	101,178	4,030	–

Collateral upon return of securities loaned	–	–	–	–	–	–

Accrued fees to affiliates	33,957	37,133	43,512	68,032	65,988	59,237

Accrued trustees’ and officers’ fees and benefits	1,166	1,175	1,158	–	1,474	1,100

Accrued other operating expenses	36,389	30,963	33,212	30,047	31,481	30,140

Trustee deferred compensation and retirement plans	12,872	12,870	12,875	12,889	12,890	12,883

Total liabilities	93,026	88,119	347,890	352,989	833,196	856,745

Net assets applicable to shares outstanding	$2,555,156	$1,150,667	$5,615,879	$13,072,714	$19,151,967	$9,394,315

Net assets consist of:

Shares of beneficial interest	$2,505,399	$1,120,809	$5,437,434	$12,213,501	$17,993,185	$8,592,668

Distributable earnings	49,757	29,858	178,445	859,213	1,158,782	801,647

	$2,555,156	$1,150,667	$5,615,879	$13,072,714	$19,151,967	$9,394,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68	Invesco Peak RetirementTM Funds

Statements of Assets and Liabilities–(continued)

December 31, 2020

	Invesco Peak Retirement™ Now Fund	Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2025 Fund	Invesco Peak Retirement™ 2030 Fund	Invesco Peak Retirement™ 2035 Fund

Net Assets:
Class A	$1,948,237	$520,437	$3,105,148	$9,223,563	$14,133,402	$4,187,056

Class C	$118,816	$50,184	$919,443	$2,067,537	$2,040,728	$2,286,902

Class R	$41,682	$122,932	$1,062,562	$1,405,430	$2,548,878	$1,896,544

Class Y	$40,594	$41,567	$91,961	$116,343	$163,521	$752,015

Class R5	$101,471	$103,901	$109,206	$22,091	$23,509	$25,120

Class R6	$304,356	$311,646	$327,559	$237,750	$241,929	$246,678

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	192,209	50,258	285,960	820,516	1,242,542	362,854

Class C	11,715	4,875	85,223	186,090	181,093	200,009

Class R	4,109	11,905	98,123	125,342	224,903	164,967

Class Y	4,001	4,001	8,425	10,306	14,309	64,904

Class R5	10,001	10,001	10,001	1,958	2,057	2,168

Class R6	30,001	30,001	30,001	21,064	21,175	21,290

Class A:
Net asset value per share	$10.14	$10.36	$10.86	$11.24	$11.37	$11.54

Maximum offering price per share (Net asset value ÷ 94.50%)	$10.73	$10.96	$11.49	$11.89	$12.03	$12.21

Class C:
Net asset value and offering price per share	$10.14	$10.29	$10.79	$11.11	$11.27	$11.43

Class R:
Net asset value and offering price per share	$10.14	$10.33	$10.83	$11.21	$11.33	$11.50

Class Y:
Net asset value and offering price per share	$10.15	$10.39	$10.92	$11.29	$11.43	$11.59

Class R5:
Net asset value and offering price per share	$10.15	$10.39	$10.92	$11.28	$11.43	$11.59

Class R6:
Net asset value and offering price per share	$10.14	$10.39	$10.92	$11.29	$11.43	$11.59

Cost of Investments in affiliated underlying funds	$2,413,676	$1,099,499	$5,603,309	$12,494,608	$18,703,058	$9,151,740

[1] Includes securities on loan with an aggregate value of:	$–	$–	$–	$–	$–	$–

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69	Invesco Peak RetirementTM Funds

Statements of Assets and Liabilities–(continued)

December 31, 2020

	Invesco Peak Retirement™ 2040 Fund	Invesco Peak Retirement™ 2045 Fund	Invesco Peak Retirement™ 2050 Fund	Invesco Peak Retirement™ 2055 Fund	Invesco Peak Retirement™ 2060 Fund	Invesco Peak Retirement™ 2065 Fund

Assets:

Investments in affiliated underlying funds, at value[1]	$8,861,620	$6,541,809	$5,936,787	$3,023,630	$3,715,717	$2,854,500

Cash	1,955	–	–	–	–	–

Receivable for:
Investments sold - affiliated underlying funds	–	–	–	–	–	–

Fund shares sold	33,340	107,291	28,112	46,074	18,471	9,742

Dividends - affiliated underlying funds	1,664	2	4	1	1	1

Investment for trustee deferred compensation and retirement plans	12,880	12,878	12,877	12,873	12,873	12,872

Other assets	68,548	68,064	68,173	67,860	67,889	67,824

Total assets	8,980,007	6,730,044	6,045,953	3,150,438	3,814,951	2,944,939

Liabilities:

Payable for:
Investments purchased - affiliated underlying funds	129,540	157,163	39,343	42,343	34,252	29,689

Fund shares reacquired	–	–	–	3,000	–	1,185

Collateral upon return of securities loaned	–	42,496	–	–	–	–

Accrued fees to affiliates	55,243	52,104	49,784	41,446	40,508	41,050

Accrued trustees’ and officers’ fees and benefits	1,156	1,072	1,158	1,159	1,171	1,160

Accrued other operating expenses	29,098	31,389	29,963	31,368	33,353	30,290

Trustee deferred compensation and retirement plans	12,880	12,878	12,877	12,873	12,873	12,872

Total liabilities	227,917	297,102	133,125	132,189	122,157	116,246

Net assets applicable to shares outstanding	$8,752,090	$6,432,942	$5,912,828	$3,018,249	$3,692,794	$2,828,693

Net assets consist of:

Shares of beneficial interest	$7,859,056	$5,610,797	$5,267,471	$2,597,470	$3,231,194	$2,438,791

Distributable earnings	893,034	822,145	645,357	420,779	461,600	389,902

	$8,752,090	$6,432,942	$5,912,828	$3,018,249	$3,692,794	$2,828,693

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70	Invesco Peak RetirementTM Funds

Statements of Assets and Liabilities–(continued)

December 31, 2020

	Invesco Peak Retirement™ 2040 Fund	Invesco Peak Retirement™ 2045 Fund	Invesco Peak Retirement™ 2050 Fund	Invesco Peak Retirement™ 2055 Fund	Invesco Peak Retirement™ 2060 Fund	Invesco Peak Retirement™ 2065 Fund

Net Assets:

Class A	$4,221,657	$3,544,261	$2,855,153	$1,549,249	$1,988,425	$1,535,899

Class C	$1,188,691	$1,062,361	$1,140,831	$456,969	$321,067	$299,158

Class R	$2,521,340	$1,450,940	$1,244,018	$483,365	$818,603	$308,661

Class Y	$547,221	$100,254	$201,314	$54,756	$92,699	$205,432

Class R5	$25,368	$25,822	$117,894	$118,493	$118,016	$119,902

Class R6	$247,813	$249,304	$353,618	$355,417	$353,984	$359,641

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	364,612	304,384	243,237	131,162	169,156	127,042

Class C	103,562	92,480	98,417	39,109	27,599	25,338

Class R	218,868	125,201	106,690	41,132	69,985	25,932

Class Y	47,070	8,584	17,078	4,626	7,855	17,133

Class R5	2,182	2,209	10,001	10,001	10,001	10,001

Class R6	21,313	21,343	30,001	30,001	30,001	30,001

Class A:
Net asset value per share	$11.58	$11.64	$11.74	$11.81	$11.75	$12.09

Maximum offering price per share (Net asset value ÷ 94.50%)	$12.25	$12.32	$12.42	$12.50	$12.43	$12.79

Class C:
Net asset value and offering price per share	$11.48	$11.49	$11.59	$11.68	$11.63	$11.81

Class R:
Net asset value and offering price per share	$11.52	$11.59	$11.66	$11.75	$11.70	$11.90

Class Y:
Net asset value and offering price per share	$11.63	$11.68	$11.79	$11.84	$11.80	$11.99

Class R5:
Net asset value and offering price per share	$11.63	$11.69	$11.79	$11.85	$11.80	$11.99

Class R6:
Net asset value and offering price per share	$11.63	$11.68	$11.79	$11.85	$11.80	$11.99

Cost of Investments in affiliated underlying funds	$7,978,138	$5,697,479	$5,202,344	$2,565,071	$3,180,947	$2,441,478

[1] Includes securities on loan with an aggregate value of:	$–	$41,718	$–	$–	$–	$–

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71	Invesco Peak RetirementTM Funds

Statements of Operations

For the year ended December 31, 2020

	Invesco Peak Retirement™ Now Fund	Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2025 Fund	Invesco Peak Retirement™ 2030 Fund	Invesco Peak Retirement™ 2035 Fund

Investment income:

Dividends from affiliated underlying funds	$48,067	$26,593	$73,281	$196,062	$193,750	$106,540

Dividends from unaffiliated underlying funds	674	471	–	–	–	–

Securities lending income	–	–	–	6,677	6,477	3,405

Total investment income	48,741	27,064	73,281	202,739	200,227	109,945

Expenses:

Administrative services fees	174	101	340	931	1,083	650

Custodian fees	801	546	912	1,499	1,557	1,687

Distribution fees:
Class A	2,171	711	2,514	12,021	13,850	5,636

Class C	929	198	4,778	12,477	9,600	12,570

Class R	124	184	3,130	4,585	6,465	5,610

Transfer agent fees – A, C, R and Y	1,507	707	2,684	9,257	12,601	11,971

Transfer agent fees – R5	6	6	6	6	6	7

Transfer agent fees – R6	16	16	16	16	17	19

Trustees’ and officers’ fees and benefits	20,501	20,487	20,484	18,868	20,847	20,453

Registration and filing fees	64,349	63,932	64,836	65,425	64,830	64,596

Reports to shareholders	23,330	15,077	16,288	12,006	13,784	12,656

Professional services fees	28,604	27,780	29,631	29,840	26,052	26,726

Taxes	72	19	–	–	–	–
Other	13,169	12,428	13,763	12,944	14,426	12,306
Total expenses	155,753	142,192	159,382	179,875	185,118	174,887

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(151,081)	(140,194)	(145,655)	(141,492)	(144,985)	(143,678)

Net expenses	4,672	1,998	13,727	38,383	40,133	31,209

Net investment income	44,069	25,066	59,554	164,356	160,094	78,736

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Affiliated underlying fund shares	(90,528)	(19,396)	(107,273)	(121,129)	(211,511)	(184,917)

Unaffiliated underlying fund shares	(10,007)	(5,474)	–	–	–	–

Capital gain distributions from affiliated underlying fund shares	11,565	5,474	56,108	246,361	312,095	208,870

	(88,970)	(19,396)	(51,165)	125,232	100,584	23,953

Change in net unrealized appreciation of affiliated underlying fund shares	135,828	40,660	222,537	745,465	1,063,917	725,851

Net realized and unrealized gain	46,858	21,264	171,372	870,697	1,164,501	749,804

Net increase in net assets resulting from operations	$90,927	$46,330	$230,926	$1,035,053	$1,324,595	$828,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72	Invesco Peak RetirementTM Funds

Statements of Operations–(continued)

For the year ended December 31, 2020

	Invesco Peak Retirement™ 2040 Fund	Invesco Peak Retirement™ 2045 Fund	Invesco Peak Retirement™ 2050 Fund	Invesco Peak Retirement™ 2055 Fund	Invesco Peak Retirement™ 2060 Fund	Invesco Peak Retirement™ 2065 Fund

Investment income:

Dividends from affiliated underlying funds	$81,855	$63,963	$50,249	$26,625	$30,155	$22,845

Dividends from unaffiliated underlying funds	–	–	–	–	–	–

Securities lending income	2,886	360	1,040	48	341	–

Total investment income	84,741	64,323	51,289	26,673	30,496	22,845

Expenses:

Administrative services fees	576	428	423	221	247	174

Custodian fees	1,585	1,529	1,588	1,580	1,596	1,597

Distribution fees:
Class A	5,658	4,383	3,291	2,085	2,052	1,635

Class C	5,911	8,002	5,269	1,902	1,497	1,144

Class R	4,578	3,900	3,687	1,242	2,335	798

Transfer agent fees – A, C, R and Y	13,482	11,828	14,827	10,724	12,547	8,914

Transfer agent fees – R5	5	6	5	5	8	5

Transfer agent fees – R6	16	19	16	17	25	17

Trustees’ and officers’ fees and benefits	20,497	20,409	20,487	20,478	20,490	20,594

Registration and filing fees	64,459	74,917	64,268	64,041	64,104	64,034

Reports to shareholders	13,435	14,684	13,385	14,202	14,785	12,521

Professional services fees	26,122	28,271	28,464	27,380	25,847	29,674

Taxes	–	–	–	–	–	–

Other	12,862	12,062	11,597	12,585	13,206	12,779

Total expenses	169,186	180,438	167,307	156,462	158,739	153,886

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(146,627)	(158,203)	(149,917)	(148,282)	(149,585)	(147,897)

Net expenses	22,559	22,235	17,390	8,180	9,154	5,989

Net investment income	62,182	42,088	33,899	18,493	21,342	16,856

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Affiliated underlying fund shares	(148,320)	(136,709)	(162,731)	(80,280)	(123,827)	(51,530)

Unaffiliated underlying fund shares	–	–	–	–	–	–

Capital gain distributions from affiliated underlying fund shares	189,312	127,400	92,710	49,662	55,575	46,223

	40,992	(9,309)	(70,021)	(30,618)	(68,252)	(5,307)

Change in net unrealized appreciation of affiliated underlying fund shares	810,720	760,172	654,226	428,832	487,027	383,808

Net realized and unrealized gain	851,712	750,863	584,205	398,214	418,775	378,501

Net increase in net assets resulting from operations	$913,894	$792,951	$618,104	$416,707	$440,117	$395,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73	Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	Invesco Peak Retirement™ Now Fund		Invesco Peak Retirement™ 2015 Fund

	2020	2019	2020	2019

Operations:

Net investment income	$44,069	$27,328	$25,066	$22,748

Net realized gain (loss)	(88,970)	3,699	(19,396)	(272)

Change in net unrealized appreciation	135,828	52,316	40,660	61,388

Net increase in net assets resulting from operations	90,927	83,343	46,330	83,864

Distributions to shareholders from distributable earnings:

Class A	(36,281)	(9,549)	(14,738)	(6,563)

Class C	(2,934)	(1,604)	(1,320)	(256)

Class R	(905)	(401)	(3,150)	(348)

Class Y	(1,599)	(1,798)	(1,255)	(1,614)

Class R5	(3,997)	(4,495)	(3,137)	(4,035)

Class R6	(11,989)	(13,486)	(9,411)	(12,106)

Total distributions from distributable earnings	(57,705)	(31,333)	(33,011)	(24,922)

Share transactions–net:

Class A	1,429,657	439,036	334,858	47,310

Class C	26,264	80,597	38,044	(102,540)

Class R	29,548	–	109,050	–

Class Y	–	–	–	–

Class R5	–	–	–	–

Class R6	–	–	–	–

Net increase (decrease) in net assets resulting from share transactions	1,485,469	519,633	481,952	(55,230)

Net increase in net assets	1,518,691	571,643	495,271	3,712

Net assets:
Beginning of year	1,036,465	464,822	655,396	651,684

End of year	$2,555,156	$1,036,465	$1,150,667	$655,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74	Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2020 and 2019

	Invesco Peak Retirement™ 2020 Fund		Invesco Peak Retirement™ 2025 Fund

	2020	2019	2020	2019

Operations:

Net investment income	$59,554	$37,790	$164,356	$78,823

Net realized gain (loss)	(51,165)	15,344	125,232	46,884

Change in net unrealized appreciation	222,537	83,426	745,465	139,235

Net increase in net assets resulting from operations	230,926	136,560	1,035,053	264,942

Distributions to shareholders from distributable earnings:

Class A	(47,046)	(22,465)	(192,405)	(77,726)

Class C	(11,952)	(7,799)	(40,019)	(14,343)

Class R	(19,539)	(12,194)	(26,346)	(11,974)

Class Y	(1,985)	(1,307)	(3,518)	(1,410)

Class R5	(2,383)	(3,267)	(2,701)	(2,570)

Class R6	(7,149)	(9,798)	(8,103)	(7,710)

Total distributions from distributable earnings	(90,054)	(56,830)	(273,092)	(115,733)

Share transactions–net:

Class A	2,294,180	505,172	5,353,035	2,905,229

Class C	574,072	171,871	1,244,213	575,730

Class R	624,557	415,577	755,667	565,108

Class Y	44,950	(145)	50,177	15,382

Class R5	–	–	(90,000)	–

Class R6	–	–	(100,000)	–

Net increase (decrease) in net assets resulting from share transactions	3,537,759	1,092,475	7,213,092	4,061,449

Net increase in net assets	3,678,631	1,172,205	7,975,053	4,210,658

Net assets:

Beginning of year	1,937,248	765,043	5,097,661	887,003

End of year	$5,615,879	$1,937,248	$13,072,714	$5,097,661

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75	Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2020 and 2019

	Invesco Peak Retirement™ 2030 Fund		Invesco Peak Retirement™ 2035 Fund

	2020	2019	2020	2019

Operations:

Net investment income	$160,094	$68,459	$78,736	$50,049

Net realized gain (loss)	100,584	46,958	23,953	40,427

Change in net unrealized appreciation	1,063,917	170,750	725,851	158,512

Net increase in net assets resulting from operations	1,324,595	286,167	828,540	248,988

Distributions to shareholders from distributable earnings:

Class A	(210,015)	(58,554)	(67,323)	(29,330)

Class C	(23,564)	(11,264)	(26,366)	(12,372)

Class R	(40,621)	(15,836)	(25,108)	(16,355)

Class Y	(3,609)	(4,248)	(15,875)	(8,407)

Class R5	(2,132)	(2,815)	(2,403)	(2,662)

Class R6	(6,396)	(8,445)	(7,209)	(7,986)

Total distributions from distributable earnings	(286,337)	(101,162)	(144,284)	(77,112)

Share transactions–net:

Class A	11,048,753	1,883,840	2,610,475	1,086,381

Class C	1,378,114	548,575	1,526,916	478,342

Class R	1,727,838	602,383	962,908	731,543

Class Y	(13,909)	115,577	360,421	292,977

Class R5	(90,000)	–	(90,000)	–

Class R6	(100,000)	–	(100,000)	–

Net increase (decrease) in net assets resulting from share transactions	13,950,796	3,150,375	5,270,720	2,589,243

Net increase in net assets	14,989,054	3,335,380	5,954,976	2,761,119

Net assets:

Beginning of year	4,162,913	827,533	3,439,339	678,220

End of year	$19,151,967	$4,162,913	$9,394,315	$3,439,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76	Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2020 and 2019

	Invesco Peak Retirement™ 2040 Fund		Invesco Peak Retirement™ 2045 Fund

	2020	2019	2020	2019
Operations:

Net investment income	$62,182	$37,557	$42,088	$29,628

Net realized gain (loss)	40,992	38,152	(9,309)	45,591

Change in net unrealized appreciation	810,720	146,334	760,172	150,925

Net increase in net assets resulting from operations	913,894	222,043	792,951	226,144

Distributions to shareholders from distributable earnings:

Class A	(54,736)	(40,842)	(44,340)	(24,105)

Class C	(11,573)	(4,078)	(9,187)	(15,375)

Class R	(29,867)	(7,976)	(15,155)	(8,612)

Class Y	(8,777)	(2,767)	(1,940)	(1,608)

Class R5	(1,792)	(3,107)	(1,742)	(3,215)

Class R6	(5,376)	(9,321)	(5,226)	(9,645)

Total distributions from distributable earnings	(112,121)	(68,091)	(77,590)	(62,560)

Share transactions–net:

Class A	2,331,666	1,180,541	2,278,005	726,165

Class C	868,438	163,423	337,665	496,570

Class R	2,012,032	289,245	928,426	291,700

Class Y	394,245	52,273	28,905	10,931

Class R5	(90,012)	–	(90,000)	–

Class R6	(99,928)	–	(100,000)	–

Net increase (decrease) in net assets resulting from share transactions	5,416,441	1,685,482	3,383,001	1,525,366

Net increase in net assets	6,218,214	1,839,434	4,098,362	1,688,950

Net assets:

Beginning of year	2,533,876	694,442	2,334,580	645,630

End of year	$8,752,090	$2,533,876	$6,432,942	$2,334,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77	Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2020 and 2019

	Invesco Peak Retirement™ 2050 Fund		Invesco Peak Retirement™ 2055 Fund

	2020	2019	2020	2019
Operations:

Net investment income	$33,899	$28,248	$18,493	$14,558

Net realized gain (loss)	(70,021)	44,219	(30,618)	25,383

Change in net unrealized appreciation	654,226	166,535	428,832	93,538

Net increase in net assets resulting from operations	618,104	239,002	416,707	133,479

Distributions to shareholders from distributable earnings:

Class A	(33,610)	(26,413)	(19,179)	(13,398)

Class C	(11,007)	(7,605)	(3,539)	(1,867)

Class R	(14,585)	(12,288)	(5,592)	(1,319)

Class Y	(3,074)	(6,312)	(766)	(2,721)

Class R5	(1,821)	(3,914)	(1,665)	(4,680)

Class R6	(5,463)	(11,742)	(4,995)	(14,040)

Total distributions from distributable earnings	(69,560)	(68,274)	(35,736)	(38,025)

Share transactions–net:

Class A	1,695,359	638,042	950,639	315,510

Class C	761,173	147,206	328,952	49,888

Class R	671,009	376,856	273,613	137,788

Class Y	5,309	117,482	(14,720)	21,103

Net increase (decrease) in net assets resulting from share transactions	3,132,850	1,279,586	1,538,484	524,289

Net increase in net assets	3,681,394	1,450,314	1,919,455	619,743

Net assets:

Beginning of year	2,231,434	781,120	1,098,794	479,051

End of year	$5,912,828	$2,231,434	$3,018,249	$1,098,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78	Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets–(continued)

For the years ended December 31, 2020 and 2019

	Invesco Peak Retirement™ 2060 Fund		Invesco Peak Retirement™ 2065 Fund

	2020	2019	2020	2019
Operations:

Net investment income	$21,342	$18,623	$16,856	$13,112

Net realized gain (loss)	(68,252)	34,081	(5,307)	24,409

Change in net unrealized appreciation	487,027	110,563	383,808	93,475

Net increase in net assets resulting from operations	440,117	163,267	395,357	130,996

Distributions to shareholders from distributable earnings:

Class A	(22,923)	(19,908)	(21,168)	(7,752)

Class C	(2,623)	(1,349)	(3,134)	(1,054)

Class R	(8,635)	(6,141)	(4,030)	(2,665)

Class Y	(1,198)	(1,650)	(3,880)	(1,733)

Class R5	(1,535)	(4,123)	(1,836)	(4,330)

Class R6	(4,605)	(12,369)	(5,508)	(12,990)

Total distributions from distributable earnings	(41,519)	(45,540)	(39,556)	(30,524)

Share transactions–net:

Class A	1,261,729	484,787	1,096,179	153,710

Class C	226,322	41,093	199,554	41,477

Class R	501,029	158,293	189,869	62,294

Class Y	41,143	–	154,951	–

Net increase (decrease) in net assets resulting from share transactions	2,030,223	684,173	1,640,553	257,481

Net increase in net assets	2,428,821	801,900	1,996,354	357,953

Net assets:

Beginning of year	1,263,973	462,073	832,339	474,386

End of year	$3,692,794	$1,263,973	$2,828,693	$832,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79	Invesco Peak RetirementTM Funds

Financial Highlights

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Peak Retirement™ Now Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$10.17	$0.30	$0.05	$0.35	$(0.37)	$(0.01)	$(0.38)	$10.14	3.71%	$1,948	0.35	%(f)	11.12	%(f)	3.11	%(f)	130%
Year ended 12/31/19	9.27	0.40	0.93	1.33	(0.37)	(0.06)	(0.43)	10.17	14.50	486	0.37		21.66		3.97		30
Period ended 12/31/18(g)	10.00	0.34	(0.72)	(0.38)	(0.35)	–	(0.35)	9.27	(3.90)	38	0.37	(h)	52.02	(h)	3.47(h)		4
Class C
Year ended 12/31/20	10.16	0.23	0.06	0.29	(0.30)	(0.01)	(0.31)	10.14	3.03	119	1.10	(f)	11.87	(f)	2.36	(f)	130
Year ended 12/31/19	9.27	0.32	0.92	1.24	(0.29)	(0.06)	(0.35)	10.16	13.53	93	1.12		22.41		3.22		30
Period ended 12/31/18(g)	10.00	0.26	(0.71)	(0.45)	(0.28)	–	(0.28)	9.27	(4.56)	9	1.12	(h)	52.77	(h)	2.72	(h)	4
Class R
Year ended 12/31/20	10.17	0.28	0.05	0.33	(0.35)	(0.01)	(0.36)	10.14	3.45	42	0.60	(f)	11.37	(f)	2.86	(f)	130
Year ended 12/31/19	9.27	0.37	0.93	1.30	(0.34)	(0.06)	(0.40)	10.17	14.21	10	0.62		21.91		3.72		30
Period ended 12/31/18(g)	10.00	0.31	(0.72)	(0.41)	(0.32)	–	(0.32)	9.27	(4.12)	9	0.62	(h)	52.27	(h)	3.22	(h)	4
Class Y
Year ended 12/31/20	10.17	0.32	0.06	0.38	(0.39)	(0.01)	(0.40)	10.15	4.07	41	0.10	(f)	10.87	(f)	3.36	(f)	130
Year ended 12/31/19	9.28	0.42	0.92	1.34	(0.39)	(0.06)	(0.45)	10.17	14.66	41	0.12		21.41		4.22		30
Period ended 12/31/18(g)	10.00	0.36	(0.71)	(0.35)	(0.37)	–	(0.37)	9.28	(3.57)	37	0.12	(h)	51.77	(h)	3.72	(h)	4
Class R5
Year ended 12/31/20	10.17	0.32	0.06	0.38	(0.39)	(0.01)	(0.40)	10.15	4.07	101	0.10	(f)	10.73	(f)	3.36	(f)	130
Year ended 12/31/19	9.28	0.42	0.92	1.34	(0.39)	(0.06)	(0.45)	10.17	14.66	102	0.12		21.26		4.22		30
Period ended 12/31/18(g)	10.00	0.36	(0.71)	(0.35)	(0.37)	–	(0.37)	9.28	(3.57)	93	0.12	(h)	51.22	(h)	3.72	(h)	4
Class R6
Year ended 12/31/20	10.17	0.32	0.05	0.37	(0.39)	(0.01)	(0.40)	10.14	3.97	304	0.10	(f)	10.73	(f)	3.45	(f)	130
Year ended 12/31/19	9.28	0.42	0.92	1.34	(0.39)	(0.06)	(0.45)	10.17	14.66	305	0.12		21.26		4.22		30
Period ended 12/31/18(g)	10.00	0.36	(0.71)	(0.35)	(0.37)	–	(0.37)	9.28	(3.57)	278	0.12	(h)	51.22	(h)	3.72	(h)	4

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.50%, 0.47% and 0.44% for the years ended December 31, 2020, 2019 and 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $868, $93, $25, $38, $96 and $288 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak Retirement™ 2015 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$10.30	$0.31	$0.05	$0.36	$(0.30)	$(0.00)	$(0.30)	$10.36	3.53%	$520	0.36	%(f)	18.52	%(f)	3.13	%(f)	75%
Year ended 12/31/19	9.35	0.36	0.98	1.34	(0.33)	(0.06)	(0.39)	10.30	14.25	181	0.39		23.68		3.54		68
Period ended 12/31/18(g)	10.00	0.31	(0.68)	(0.37)	(0.28)	–	(0.28)	9.35	(3.73)	121	0.38	(h)	45.25	(h)	3.11	(h)	5
Class C
Year ended 12/31/20	10.28	0.23	0.05	0.28	(0.27)	(0.00)	(0.27)	10.29	2.81	50	1.11	(f)	19.27	(f)	2.38	(f)	75
Year ended 12/31/19	9.30	0.27	0.97	1.24	(0.20)	(0.06)	(0.26)	10.28	13.29	10	1.14		24.43		2.79		68
Period ended 12/31/18(g)	10.00	0.23	(0.67)	(0.44)	(0.26)	–	(0.26)	9.30	(4.42)	109	1.13	(h)	46.00	(h)	2.36	(h)	5
Class R
Year ended 12/31/20	10.28	0.29	0.05	0.34	(0.29)	(0.00)	(0.29)	10.33	3.37	123	0.61	(f)	18.77	(f)	2.88	(f)	75
Year ended 12/31/19	9.34	0.33	0.96	1.29	(0.29)	(0.06)	(0.35)	10.28	13.78	10	0.64		23.93		3.29		68
Period ended 12/31/18(g)	10.00	0.28	(0.67)	(0.39)	(0.27)	–	(0.27)	9.34	(3.90)	9	0.63	(h)	45.50	(h)	2.86	(h)	5
Class Y
Year ended 12/31/20	10.31	0.33	0.06	0.39	(0.31)	(0.00)	(0.31)	10.39	3.84	42	0.11	(f)	18.27	(f)	3.38	(f)	75
Year ended 12/31/19	9.37	0.38	0.97	1.35	(0.35)	(0.06)	(0.41)	10.31	14.35	41	0.14		23.43		3.79		68
Period ended 12/31/18(g)	10.00	0.33	(0.67)	(0.34)	(0.29)	–	(0.29)	9.37	(3.41)	37	0.13	(h)	45.00	(h)	3.36	(h)	5
Class R5
Year ended 12/31/20	10.31	0.33	0.06	0.39	(0.31)	(0.00)	(0.31)	10.39	3.84	104	0.11	(f)	18.09	(f)	3.38	(f)	75
Year ended 12/31/19	9.37	0.38	0.97	1.35	(0.35)	(0.06)	(0.41)	10.31	14.35	103	0.14		23.23		3.79		68
Period ended 12/31/18(g)	10.00	0.33	(0.67)	(0.34)	(0.29)	–	(0.29)	9.37	(3.41)	94	0.13	(h)	44.65	(h)	3.36	(h)	5
Class R6
Year ended 12/31/20	10.31	0.33	0.06	0.39	(0.31)	(0.00)	(0.31)	10.39	3.84	312	0.11	(f)	18.09	(f)	3.38	(f)	75
Year ended 12/31/19	9.37	0.38	0.97	1.35	(0.35)	(0.06)	(0.41)	10.31	14.35	309	0.14		23.23		3.79		68
Period ended 12/31/18(g)	10.00	0.33	(0.67)	(0.34)	(0.29)	–	(0.29)	9.37	(3.41)	281	0.13	(h)	44.65	(h)	3.36	(h)	5

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.47%, 0.46% and 0.41% for the years ended December 31, 2020, 2019 and 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $284, $20, $37, $40, $99 and $297 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak Retirement™ 2020 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)

Class A
Year ended 12/31/20	$10.35	$0.25	$0.48	$0.73	$(0.20)	$(0.02)	$(0.22)	$10.86	7.12%	$3,105	0.38	%(f)	6.05	%(f)	2.46	%(f)	78%
Year ended 12/31/19	9.39	0.36	0.92	1.28	(0.23)	(0.09)	(0.32)	10.35	13.59	757	0.40		12.58		3.44		49
Period ended 12/31/18(g)	10.00	0.27	(0.62)	(0.35)	(0.25)	(0.01)	(0.26)	9.39	(3.52)	227	0.40	(h)	40.02	(h)	2.74	(h)	5
Class C
Year ended 12/31/20	10.30	0.17	0.49	0.66	(0.15)	(0.02)	(0.17)	10.79	6.47	919	1.13	(f)	6.80	(f)	1.71	(f)	78
Year ended 12/31/19	9.38	0.27	0.92	1.19	(0.18)	(0.09)	(0.27)	10.30	12.74	302	1.15		13.33		2.69		49
Period ended 12/31/18(g)	10.00	0.19	(0.62)	(0.43)	(0.18)	(0.01)	(0.19)	9.38	(4.27)	115	1.15	(h)	40.77	(h)	1.99	(h)	5
Class R
Year ended 12/31/20	10.33	0.22	0.49	0.71	(0.19)	(0.02)	(0.21)	10.83	6.88	1,063	0.63	(f)	6.30	(f)	2.21	(f)	78
Year ended 12/31/19	9.39	0.33	0.92	1.25	(0.22)	(0.09)	(0.31)	10.33	13.29	421	0.65		12.83		3.19		49
Period ended 12/31/18(g)	10.00	0.25	(0.62)	(0.37)	(0.23)	(0.01)	(0.24)	9.39	(3.75)	9	0.65	(h)	40.27	(h)	2.49	(h)	5
Class Y
Year ended 12/31/20	10.38	0.28	0.50	0.78	(0.22)	(0.02)	(0.24)	10.92	7.52	92	0.13	(f)	5.80	(f)	2.71	(f)	78
Year ended 12/31/19	9.41	0.38	0.92	1.30	(0.24)	(0.09)	(0.33)	10.38	13.79	42	0.15		12.33		3.69		49
Period ended 12/31/18(g)	10.00	0.30	(0.61)	(0.31)	(0.27)	(0.01)	(0.28)	9.41	(3.18)	38	0.15	(h)	39.77	(h)	2.99	(h)	5
Class R5
Year ended 12/31/20	10.38	0.28	0.50	0.78	(0.22)	(0.02)	(0.24)	10.92	7.52	109	0.13	(f)	5.68	(f)	2.71	(f)	78
Year ended 12/31/19	9.41	0.38	0.92	1.30	(0.24)	(0.09)	(0.33)	10.38	13.79	104	0.15		12.21		3.69		49
Period ended 12/31/18(g)	10.00	0.30	(0.61)	(0.31)	(0.27)	(0.01)	(0.28)	9.41	(3.18)	94	0.15	(h)	39.51	(h)	2.99	(h)	5
Class R6
Year ended 12/31/20	10.38	0.28	0.50	0.78	(0.22)	(0.02)	(0.24)	10.92	7.52	328	0.13	(f)	5.68	(f)	2.71	(f)	78
Year ended 12/31/19	9.41	0.38	0.92	1.30	(0.24)	(0.09)	(0.33)	10.38	13.79	311	0.15		12.21		3.69		49
Period ended 12/31/18(g)	10.00	0.30	(0.61)	(0.31)	(0.27)	(0.01)	(0.28)	9.41	(3.18)	282	0.15	(h)	39.51	(h)	2.99	(h)	5

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.46%, 0.44% and 0.41% for the years ended December 31, 2020, 2019 and 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $1,006, $477, $627, $60, $102 and $306 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak Retirement™ 2025 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$10.46	$0.25	$0.79	$1.04	$(0.23)	$(0.03)	$(0.26)	$11.24	9.91%	$9,224	0.37	%(f)	2.27	%(f)	2.34	%(f)	81%
Year ended 12/31/19	9.35	0.39	0.97	1.36	(0.19)	(0.06)	(0.25)	10.46	14.53	3,358	0.42		7.05		3.75		42
Period ended 12/31/18(g)	10.00	0.25	(0.68)	(0.43)	(0.22)	–	(0.22)	9.35	(4.24)	375	0.40	(h)	37.07	(h)	2.55	(h)	10
Class C
Year ended 12/31/20	10.37	0.16	0.79	0.95	(0.18)	(0.03)	(0.21)	11.11	9.16	2,068	1.12	(f)	3.02	(f)	1.59	(f)	81
Year ended 12/31/19	9.33	0.31	0.95	1.26	(0.16)	(0.06)	(0.22)	10.37	13.56	680	1.17		7.80		3.00		42
Period ended 12/31/18(g)	10.00	0.18	(0.67)	(0.49)	(0.18)	–	(0.18)	9.33	(4.92)	91	1.15	(h)	37.82	(h)	1.80	(h)	10
Class R
Year ended 12/31/20	10.44	0.22	0.79	1.01	(0.21)	(0.03)	(0.24)	11.21	9.67	1,405	0.62	(f)	2.52	(f)	2.09	(f)	81
Year ended 12/31/19	9.35	0.36	0.97	1.33	(0.18)	(0.06)	(0.24)	10.44	14.24	582	0.67		7.30		3.50		42
Period ended 12/31/18(g)	10.00	0.23	(0.67)	(0.44)	(0.21)	–	(0.21)	9.35	(4.41)	9	0.65	(h)	37.32	(h)	2.30	(h)	10
Class Y
Year ended 12/31/20	10.49	0.27	0.80	1.07	(0.24)	(0.03)	(0.27)	11.29	10.22	116	0.12	(f)	2.02	(f)	2.59	(f)	81
Year ended 12/31/19	9.37	0.42	0.96	1.38	(0.20)	(0.06)	(0.26)	10.49	14.70	58	0.17		6.80		4.00		42
Period ended 12/31/18(g)	10.00	0.28	(0.67)	(0.39)	(0.24)	–	(0.24)	9.37	(3.91)	37	0.15	(h)	36.82	(h)	2.80	(h)	10
Class R5
Year ended 12/31/20	10.49	0.27	0.79	1.06	(0.24)	(0.03)	(0.27)	11.28	10.13	22	0.12	(f)	1.89	(f)	2.59	(f)	81
Year ended 12/31/19	9.37	0.42	0.96	1.38	(0.20)	(0.06)	(0.26)	10.49	14.70	105	0.17		6.66		4.00		42
Period ended 12/31/18(g)	10.00	0.28	(0.67)	(0.39)	(0.24)	–	(0.24)	9.37	(3.91)	94	0.15	(h)	36.55	(h)	2.80	(h)	10
Class R6
Year ended 12/31/20	10.49	0.27	0.80	1.07	(0.24)	(0.03)	(0.27)	11.29	10.22	238	0.12	(f)	1.89	(f)	2.59	(f)	81
Year ended 12/31/19	9.37	0.42	0.96	1.38	(0.20)	(0.06)	(0.26)	10.49	14.70	315	0.17		6.66		4.00		42
Period ended 12/31/18(g)	10.00	0.28	(0.67)	(0.39)	(0.24)	–	(0.24)	9.37	(3.91)	281	0.15	(h)	36.55	(h)	2.80	(h)	10

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.46%, 0.45% and 0.39% for the years ended December 31, 2020, 2019 and 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $4,805, $1,246, $916, $106, $103 and $312 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak Retirement™ 2030 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$10.51	$0.21	$0.85	$1.06	$(0.18)	$(0.02)	$(0.20)	$11.37	10.11%	$14,133	0.37	%(f)	2.11	%(f)	2.03	%(f)	55%
Year ended 12/31/19	9.25	0.35	1.18	1.53	(0.21)	(0.06)	(0.27)	10.51	16.55	2,357	0.42		7.35		3.37		37
Period ended 12/31/18(g)	10.00	0.23	(0.78)	(0.55)	(0.20)	–	(0.20)	9.25	(5.47)	375	0.40	(h)	41.47	(h)	2.40	(h)	5
Class C
Year ended 12/31/20	10.44	0.13	0.86	0.99	(0.14)	(0.02)	(0.16)	11.27	9.46	2,041	1.12	(f)	2.86	(f)	1.28	(f)	55
Year ended 12/31/19	9.24	0.27	1.17	1.44	(0.18)	(0.06)	(0.24)	10.44	15.62	571	1.17		8.10		2.62		37
Period ended 12/31/18(g)	10.00	0.16	(0.79)	(0.63)	(0.13)	–	(0.13)	9.24	(6.24)	11	1.15	(h)	42.22	(h)	1.65	(h)	5
Class R
Year ended 12/31/20	10.48	0.18	0.86	1.04	(0.17)	(0.02)	(0.19)	11.33	9.90	2,549	0.62	(f)	2.36	(f)	1.78	(f)	55
Year ended 12/31/19	9.25	0.32	1.17	1.49	(0.20)	(0.06)	(0.26)	10.48	16.14	651	0.67		7.60		3.12		37
Period ended 12/31/18(g)	10.00	0.21	(0.78)	(0.57)	(0.18)	–	(0.18)	9.25	(5.71)	34	0.65	(h)	41.72	(h)	2.15	(h)	5
Class Y
Year ended 12/31/20	10.54	0.24	0.86	1.10	(0.19)	(0.02)	(0.21)	11.43	10.49	164	0.12	(f)	1.86	(f)	2.28	(f)	55
Year ended 12/31/19	9.26	0.37	1.19	1.56	(0.22)	(0.06)	(0.28)	10.54	16.87	162	0.17		7.10		3.62		37
Period ended 12/31/18(g)	10.00	0.26	(0.79)	(0.53)	(0.21)	–	(0.21)	9.26	(5.28)	37	0.15	(h)	41.22	(h)	2.65	(h)	5
Class R5
Year ended 12/31/20	10.54	0.24	0.86	1.10	(0.19)	(0.02)	(0.21)	11.43	10.49	24	0.12	(f)	1.71	(f)	2.28	(f)	55
Year ended 12/31/19	9.26	0.37	1.19	1.56	(0.22)	(0.06)	(0.28)	10.54	16.87	105	0.17		6.84		3.62		37
Period ended 12/31/18(g)	10.00	0.26	(0.79)	(0.53)	(0.21)	–	(0.21)	9.26	(5.28)	93	0.15	(h)	40.89	(h)	2.65	(h)	5
Class R6
Year ended 12/31/20	10.54	0.24	0.86	1.10	(0.19)	(0.02)	(0.21)	11.43	10.49	242	0.12	(f)	1.71	(f)	2.28	(f)	55
Year ended 12/31/19	9.26	0.37	1.19	1.56	(0.22)	(0.06)	(0.28)	10.54	16.87	316	0.17		6.84		3.62		37
Period ended 12/31/18(g)	10.00	0.26	(0.79)	(0.53)	(0.21)	–	(0.21)	9.26	(5.28)	278	0.15	(h)	40.89	(h)	2.65	(h)	5

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.45%, 0.45% and 0.39% for the years ended December 31, 2020, 2019 and 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $5,528, $959, $1,290, $167, $102 and $310 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g) Commencement date of January 3, 2018.

(h) Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak Retirement™ 2035 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$10.53	$0.17	$1.06	$1.23	$(0.18)	$(0.04)	$(0.22)	$11.54	11.72%	$4,187	0.39	%(f)	3.04	%(f)	1.63	%(f)	78%
Year ended 12/31/19	9.12	0.33	1.33	1.66	(0.18)	(0.07)	(0.25)	10.53	18.28	1,264	0.43		9.46		3.24		34
Period ended 12/31/18(g)	10.00	0.21	(0.87)	(0.66)	(0.21)	(0.01)	(0.22)	9.12	(6.66)	127	0.41	(h)	47.00	(h)	2.09	(h)	6
Class C
Year ended 12/31/20	10.46	0.09	1.04	1.13	(0.12)	(0.04)	(0.16)	11.43	10.85	2,287	1.14	(f)	3.79	(f)	0.88	(f)	78
Year ended 12/31/19	9.11	0.25	1.33	1.58	(0.16)	(0.07)	(0.23)	10.46	17.32	588	1.18		10.21		2.49		34
Period ended 12/31/18(g)	10.00	0.13	(0.86)	(0.73)	(0.15)	(0.01)	(0.16)	9.11	(7.35)	84	1.16	(h)	47.75	(h)	1.34	(h)	6
Class R
Year ended 12/31/20	10.50	0.14	1.06	1.20	(0.16)	(0.04)	(0.20)	11.50	11.46	1,897	0.64	(f)	3.29	(f)	1.38	(f)	78
Year ended 12/31/19	9.11	0.31	1.33	1.64	(0.18)	(0.07)	(0.25)	10.50	17.98	824	0.68		9.71		2.99		34
Period ended 12/31/18(g)	10.00	0.18	(0.86)	(0.68)	(0.20)	(0.01)	(0.21)	9.11	(6.86)	65	0.66	(h)	47.25	(h)	1.84	(h)	6
Class Y
Year ended 12/31/20	10.56	0.20	1.07	1.27	(0.20)	(0.04)	(0.24)	11.59	12.05	752	0.14	(f)	2.79	(f)	1.88	(f)	78
Year ended 12/31/19	9.14	0.36	1.32	1.68	(0.19)	(0.07)	(0.26)	10.56	18.45	341	0.18		9.21		3.49		34
Period ended 12/31/18(g)	10.00	0.23	(0.86)	(0.63)	(0.22)	(0.01)	(0.23)	9.14	(6.33)	37	0.16	(h)	46.75	(h)	2.34	(h)	6
Class R5
Year ended 12/31/20	10.56	0.20	1.07	1.27	(0.20)	(0.04)	(0.24)	11.59	12.05	25	0.14	(f)	2.56	(f)	1.88	(f)	78
Year ended 12/31/19	9.14	0.35	1.33	1.68	(0.19)	(0.07)	(0.26)	10.56	18.45	106	0.18		8.98		3.49		34
Period ended 12/31/18(g)	10.00	0.23	(0.86)	(0.63)	(0.22)	(0.01)	(0.23)	9.14	(6.33)	91	0.16	(h)	46.29	(h)	2.34	(h)	6
Class R6
Year ended 12/31/20	10.56	0.20	1.07	1.27	(0.20)	(0.04)	(0.24)	11.59	12.05	247	0.14	(f)	2.56	(f)	1.88	(f)	78
Year ended 12/31/19	9.13	0.35	1.34	1.69	(0.19)	(0.07)	(0.26)	10.56	18.58	317	0.18		8.98		3.49		34
Period ended 12/31/18(g)	10.00	0.23	(0.87)	(0.64)	(0.22)	(0.01)	(0.23)	9.13	(6.44)	274	0.16	(h)	46.29	(h)	2.34	(h)	6

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.44%, 0.44% and 0.38% for the years ended December 31, 2020, 2019 and 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $2,251, $1,255, $1,121, $414, $102 and $311 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak Retirement™ 2040 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$10.50	$0.16	$1.09	$1.25	$(0.12)	$(0.05)	$(0.17)	$11.58	11.87%	$4,222	0.40	%(f)	3.74	%(f)	1.51	%(f)	80%
Year ended 12/31/19	9.03	0.29	1.48	1.77	(0.19)	(0.11)	(0.30)	10.50	19.61	1,538	0.44		11.33		2.83		51
Period ended 12/31/18(g)	10.00	0.20	(0.97)	(0.77)	(0.19)	(0.01)	(0.20)	9.03	(7.72)	278	0.40	(h)	47.00	(h)	2.06	(h)	5
Class C
Year ended 12/31/20	10.45	0.08	1.08	1.16	(0.08)	(0.05)	(0.13)	11.48	11.06	1,189	1.15	(f)	4.49	(f)	0.76	(f)	80
Year ended 12/31/19	9.03	0.21	1.48	1.69	(0.16)	(0.11)	(0.27)	10.45	18.73	179	1.19		12.08		2.08		51
Period ended 12/31/18(g)	10.00	0.13	(0.98)	(0.85)	(0.11)	(0.01)	(0.12)	9.03	(8.47)	9	1.15	(h)	47.75	(h)	1.31	(h)	5
Class R
Year ended 12/31/20	10.48	0.13	1.07	1.20	(0.11)	(0.05)	(0.16)	11.52	11.40	2,521	0.65	(f)	3.99	(f)	1.26	(f)	80
Year ended 12/31/19	9.03	0.27	1.47	1.74	(0.18)	(0.11)	(0.29)	10.48	19.32	301	0.69		11.58		2.58		51
Period ended 12/31/18(g)	10.00	0.18	(0.98)	(0.80)	(0.16)	(0.01)	(0.17)	9.03	(7.97)	9	0.65	(h)	47.25	(h)	1.81	(h)	5
Class Y
Year ended 12/31/20	10.54	0.19	1.08	1.27	(0.13)	(0.05)	(0.18)	11.63	12.06	547	0.15	(f)	3.49	(f)	1.76	(f)	80
Year ended 12/31/19	9.05	0.31	1.49	1.80	(0.20)	(0.11)	(0.31)	10.54	19.90	95	0.19		11.08		3.08		51
Period ended 12/31/18(g)	10.00	0.23	(0.97)	(0.74)	(0.20)	(0.01)	(0.21)	9.05	(7.42)	36	0.15	(h)	46.75	(h)	2.31	(h)	5
Class R5
Year ended 12/31/20	10.54	0.18	1.09	1.27	(0.13)	(0.05)	(0.18)	11.63	12.06	25	0.15	(f)	3.16	(f)	1.76	(f)	80
Year ended 12/31/19	9.05	0.31	1.49	1.80	(0.20)	(0.11)	(0.31)	10.54	19.90	105	0.19		10.81		3.08		51
Period ended 12/31/18(g)	10.00	0.23	(0.97)	(0.74)	(0.20)	(0.01)	(0.21)	9.05	(7.42)	90	0.15	(h)	46.29	(h)	2.31	(h)	5
Class R6
Year ended 12/31/20	10.54	0.18	1.09	1.27	(0.13)	(0.05)	(0.18)	11.63	12.06	248	0.15	(f)	3.16	(f)	1.76	(f)	80
Year ended 12/31/19	9.05	0.31	1.49	1.80	(0.20)	(0.11)	(0.31)	10.54	19.90	316	0.19		10.81		3.08		51
Period ended 12/31/18(g)	10.00	0.23	(0.97)	(0.74)	(0.20)	(0.01)	(0.21)	9.05	(7.42)	271	0.15	(h)	46.29	(h)	2.31	(h)	5

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.43%, 0.43% and 0.36% for the years ended December 31, 2020, 2019 and 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $2,260, $589, $913, $261, $101 and $305 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.

(h) Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak Retirement™ 2045 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$10.65	$0.13	$1.02	$1.15	$(0.10)	$(0.06)	$(0.16)	$11.64	10.80%	$3,544	0.41	%(f)	4.59	%(f)	1.28	%(f)	86%
Year ended 12/31/19	9.00	0.27	1.69	1.96	(0.18)	(0.13)	(0.31)	10.65	21.81	915	0.45		12.89		2.66		45
Period ended 12/31/18(g)	10.00	0.18	(0.97)	(0.79)	(0.19)	(0.02)	(0.21)	9.00	(7.90)	142	0.41	(h)	44.98	(h)	1.84	(h)	3
Class C
Year ended 12/31/20	10.53	0.05	1.01	1.06	(0.04)	(0.06)	(0.10)	11.49	10.06	1,062	1.16	(f)	5.34	(f)	0.53	(f)	86
Year ended 12/31/19	8.94	0.20	1.67	1.87	(0.15)	(0.13)	(0.28)	10.53	20.95	599	1.20		13.64		1.91		45
Period ended 12/31/18(g)	10.00	0.11	(0.99)	(0.88)	(0.16)	(0.02)	(0.18)	8.94	(8.73)	70	1.16	(h)	45.73	(h)	1.09	(h)	3
Class R
Year ended 12/31/20	10.61	0.11	1.01	1.12	(0.08)	(0.06)	(0.14)	11.59	10.57	1,451	0.66	(f)	4.84	(f)	1.03	(f)	86
Year ended 12/31/19	8.99	0.25	1.67	1.92	(0.17)	(0.13)	(0.30)	10.61	21.39	340	0.70		13.14		2.41		45
Period ended 12/31/18(g)	10.00	0.16	(0.97)	(0.81)	(0.18)	(0.02)	(0.20)	8.99	(8.09)	37	0.66	(h)	45.23	(h)	1.59	(h)	3
Class Y
Year ended 12/31/20	10.67	0.16	1.02	1.18	(0.11)	(0.06)	(0.17)	11.68	11.12	100	0.16	(f)	4.34	(f)	1.53	(f)	86
Year ended 12/31/19	9.01	0.30	1.68	1.98	(0.19)	(0.13)	(0.32)	10.67	22.00	54	0.20		12.64		2.91		45
Period ended 12/31/18(g)	10.00	0.21	(0.98)	(0.77)	(0.20)	(0.02)	(0.22)	9.01	(7.65)	36	0.16	(h)	44.73	(h)	2.09	(h)	3
Class R5
Year ended 12/31/20	10.67	0.16	1.03	1.19	(0.11)	(0.06)	(0.17)	11.69	11.21	26	0.16	(f)	4.00	(f)	1.53	(f)	86
Year ended 12/31/19	9.01	0.30	1.68	1.98	(0.19)	(0.13)	(0.32)	10.67	22.00	107	0.20		12.32		2.91		45
Period ended 12/31/18(g)	10.00	0.21	(0.98)	(0.77)	(0.20)	(0.02)	(0.22)	9.01	(7.65)	90	0.16	(h)	44.37	(h)	2.09	(h)	3
Class R6
Year ended 12/31/20	10.67	0.16	1.02	1.18	(0.11)	(0.06)	(0.17)	11.68	11.12	249	0.16	(f)	4.00	(f)	1.53	(f)	86
Year ended 12/31/19	9.01	0.30	1.68	1.98	(0.19)	(0.13)	(0.32)	10.67	22.00	320	0.20		12.32		2.91		45
Period ended 12/31/18(g)	10.00	0.21	(0.98)	(0.77)	(0.20)	(0.02)	(0.22)	9.01	(7.65)	270	0.16	(h)	44.37	(h)	2.09	(h)	3

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.42%, 0.42% and 0.35% for the years ended December 31, 2020, 2019 and 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $1,751, $799, $778, $84, $100 and $304 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak Retirement™ 2050 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$10.71	$0.12	$1.08	$1.20	$(0.10)	$(0.07)	$(0.17)	$11.74	11.19%	$2,855	0.41	%(f)	5.23	%(f)	1.22	%(f)	87%
Year ended 12/31/19	9.02	0.23	1.84	2.07	(0.19)	(0.19)	(0.38)	10.71	22.93	913	0.44		11.49		2.22		59
Period ended 12/31/18(g)	10.00	0.20	(1.01)	(0.81)	(0.16)	(0.01)	(0.17)	9.02	(8.04)	222	0.40	(h)	45.97	(h)	2.07	(h)	10
Class C
Year ended 12/31/20	10.62	0.05	1.05	1.10	(0.06)	(0.07)	(0.13)	11.59	10.31	1,141	1.16	(f)	5.98	(f)	0.47	(f)	87
Year ended 12/31/19	8.96	0.15	1.83	1.98	(0.13)	(0.19)	(0.32)	10.62	22.15	277	1.19		12.24		1.47		59
Period ended 12/31/18(g)	10.00	0.13	(1.01)	(0.88)	(0.15)	(0.01)	(0.16)	8.96	(8.82)	108	1.15	(h)	46.72	(h)	1.32	(h)	10
Class R
Year ended 12/31/20	10.66	0.10	1.05	1.15	(0.08)	(0.07)	(0.15)	11.66	10.81	1,244	0.66	(f)	5.48	(f)	0.97	(f)	87
Year ended 12/31/19	9.00	0.20	1.82	2.02	(0.17)	(0.19)	(0.36)	10.66	22.50	433	0.69		11.74		1.97		59
Period ended 12/31/18(g)	10.00	0.18	(1.01)	(0.83)	(0.16)	(0.01)	(0.17)	9.00	(8.32)	43	0.65	(h)	46.22	(h)	1.82	(h)	10
Class Y
Year ended 12/31/20	10.74	0.15	1.09	1.24	(0.12)	(0.07)	(0.19)	11.79	11.49	201	0.16	(f)	4.98	(f)	1.47	(f)	87
Year ended 12/31/19	9.03	0.25	1.85	2.10	(0.20)	(0.19)	(0.39)	10.74	23.28	178	0.19		11.24		2.47		59
Period ended 12/31/18(g)	10.00	0.23	(1.02)	(0.79)	(0.17)	(0.01)	(0.18)	9.03	(7.88)	47	0.15	(h)	45.72	(h)	2.32	(h)	10
Class R5
Year ended 12/31/20	10.74	0.15	1.09	1.24	(0.12)	(0.07)	(0.19)	11.79	11.49	118	0.16	(f)	4.45	(f)	1.47	(f)	87
Year ended 12/31/19	9.03	0.25	1.85	2.10	(0.20)	(0.19)	(0.39)	10.74	23.28	107	0.19		10.83		2.47		59
Period ended 12/31/18(g)	10.00	0.23	(1.02)	(0.79)	(0.17)	(0.01)	(0.18)	9.03	(7.88)	90	0.15	(h)	45.18	(h)	2.32	(h)	10
Class R6
Year ended 12/31/20	10.74	0.15	1.09	1.24	(0.12)	(0.07)	(0.19)	11.79	11.50	354	0.16	(f)	4.45	(f)	1.47	(f)	87
Year ended 12/31/19	9.03	0.25	1.85	2.10	(0.20)	(0.19)	(0.39)	10.74	23.28	322	0.19		10.83		2.47		59
Period ended 12/31/18(g)	10.00	0.23	(1.02)	(0.79)	(0.17)	(0.01)	(0.18)	9.03	(7.88)	271	0.15	(h)	45.18	(h)	2.32	(h)	10

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.42%, 0.41% and 0.36% for the years ended December 31, 2020, 2019 and 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $1,314, $526, $736, $171, $102 and $307 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak Retirement™ 2055 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$10.62	$0.12	$1.22	$1.34	$(0.09)	$(0.06)	$(0.15)	$11.81	12.66%	$1,549	0.42	%(f)	9.21	%(f)	1.13	%(f)	86%
Year ended 12/31/19	8.94	0.22	1.91	2.13	(0.20)	(0.25)	(0.45)	10.62	23.92	382	0.45		23.79		2.15		54
Period ended 12/31/18(g)	10.00	0.16	(1.02)	(0.86)	(0.19)	(0.01)	(0.20)	8.94	(8.59)	53	0.42	(h)	49.71	(h)	1.63	(h)	6
Class C
Year ended 12/31/20	10.55	0.04	1.20	1.24	(0.05)	(0.06)	(0.11)	11.68	11.78	457	1.17	(f)	9.96	(f)	0.38	(f)	86
Year ended 12/31/19	8.90	0.14	1.92	2.06	(0.16)	(0.25)	(0.41)	10.55	23.17	78	1.20		24.54		1.40		54
Period ended 12/31/18(g)	10.00	0.09	(1.03)	(0.94)	(0.15)	(0.01)	(0.16)	8.90	(9.40)	23	1.17	(h)	50.46	(h)	0.88	(h)	6
Class R
Year ended 12/31/20	10.58	0.09	1.21	1.30	(0.07)	(0.06)	(0.13)	11.75	12.38	483	0.67	(f)	9.46	(f)	0.88	(f)	86
Year ended 12/31/19	8.93	0.20	1.89	2.09	(0.19)	(0.25)	(0.44)	10.58	23.43	149	0.70		24.04		1.90		54
Period ended 12/31/18(g)	10.00	0.14	(1.03)	(0.89)	(0.17)	(0.01)	(0.18)	8.93	(8.86)	9	0.67	(h)	49.96	(h)	1.38	(h)	6
Class Y
Year ended 12/31/20	10.64	0.14	1.22	1.36	(0.10)	(0.06)	(0.16)	11.84	12.87	55	0.17	(f)	8.96	(f)	1.38	(f)	86
Year ended 12/31/19	8.94	0.25	1.91	2.16	(0.21)	(0.25)	(0.46)	10.64	24.26	64	0.20		23.54		2.40		54
Period ended 12/31/18(g)	10.00	0.19	(1.03)	(0.84)	(0.21)	(0.01)	(0.22)	8.94	(8.40)	36	0.17	(h)	49.46	(h)	1.88	(h)	6
Class R5
Year ended 12/31/20	10.64	0.14	1.23	1.37	(0.10)	(0.06)	(0.16)	11.85	12.96	118	0.17	(f)	8.15	(f)	1.38	(f)	86
Year ended 12/31/19	8.94	0.25	1.91	2.16	(0.21)	(0.25)	(0.46)	10.64	24.26	106	0.20		22.61		2.40		54
Period ended 12/31/18(g)	10.00	0.19	(1.03)	(0.84)	(0.21)	(0.01)	(0.22)	8.94	(8.40)	89	0.17	(h)	48.81	(h)	1.88	(h)	6
Class R6
Year ended 12/31/20	10.64	0.14	1.23	1.37	(0.10)	(0.06)	(0.16)	11.85	12.96	355	0.17	(f)	8.15	(f)	1.38	(f)	86
Year ended 12/31/19	8.94	0.25	1.91	2.16	(0.21)	(0.25)	(0.46)	10.64	24.26	319	0.20		22.61		2.40		54
Period ended 12/31/18(g)	10.00	0.19	(1.03)	(0.84)	(0.21)	(0.01)	(0.22)	8.94	(8.40)	268	0.17	(h)	48.81	(h)	1.88	(h)	6

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.44%, 0.40% and 0.35% for the years ended December 31, 2020, 2019 and 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $832, $190, $248, $49, $101 and $304 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak Retirement™ 2060 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$10.72	$0.12	$1.05	$1.17	$(0.07)	$(0.07)	$(0.14)	$11.75	10.94%	$1,988	0.43	%(f)	8.43	%(f)	1.17	%(f)	86%
Year ended 12/31/19	8.91	0.24	1.97	2.21	(0.18)	(0.22)	(0.40)	10.72	24.84	562	0.45		19.50		2.33		50
Period ended 12/31/18(g)	10.00	0.16	(1.05)	(0.89)	(0.18)	(0.02)	(0.20)	8.91	(8.87)	48	0.42	(h)	51.11	(h)	1.57	(h)	6
Class C
Year ended 12/31/20	10.65	0.04	1.04	1.08	(0.03)	(0.07)	(0.10)	11.63	10.15	321	1.18	(f)	9.18	(f)	0.42	(f)	86
Year ended 12/31/19	8.89	0.16	1.97	2.13	(0.15)	(0.22)	(0.37)	10.65	23.97	56	1.20		20.25		1.58		50
Period ended 12/31/18(g)	10.00	0.08	(1.05)	(0.97)	(0.12)	(0.02)	(0.14)	8.89	(9.66)	12	1.17	(h)	51.86	(h)	0.82	(h)	6
Class R
Year ended 12/31/20	10.69	0.09	1.05	1.14	(0.06)	(0.07)	(0.13)	11.70	10.64	819	0.68	(f)	8.68	(f)	0.92	(f)	86
Year ended 12/31/19	8.90	0.22	1.96	2.18	(0.17)	(0.22)	(0.39)	10.69	24.57	173	0.70		19.75		2.08		50
Period ended 12/31/18(g)	10.00	0.13	(1.05)	(0.92)	(0.16)	(0.02)	(0.18)	8.90	(9.18)	10	0.67	(h)	51.36	(h)	1.32	(h)	6
Class Y
Year ended 12/31/20	10.74	0.14	1.07	1.21	(0.08)	(0.07)	(0.15)	11.80	11.32	93	0.18	(f)	8.18	(f)	1.42	(f)	86
Year ended 12/31/19	8.91	0.26	1.98	2.24	(0.19)	(0.22)	(0.41)	10.74	25.17	43	0.20		19.25		2.58		50
Period ended 12/31/18(g)	10.00	0.18	(1.05)	(0.87)	(0.20)	(0.02)	(0.22)	8.91	(8.66)	36	0.17	(h)	50.86	(h)	1.82	(h)	6
Class R5
Year ended 12/31/20	10.74	0.14	1.07	1.21	(0.08)	(0.07)	(0.15)	11.80	11.32	118	0.18	(f)	7.36	(f)	1.42	(f)	86
Year ended 12/31/19	8.91	0.26	1.98	2.24	(0.19)	(0.22)	(0.41)	10.74	25.17	107	0.20		18.62		2.58		50
Period ended 12/31/18(g)	10.00	0.18	(1.05)	(0.87)	(0.20)	(0.02)	(0.22)	8.91	(8.66)	89	0.17	(h)	50.20	(h)	1.82	(h)	6
Class R6
Year ended 12/31/20	10.74	0.14	1.07	1.21	(0.08)	(0.07)	(0.15)	11.80	11.32	354	0.18	(f)	7.36	(f)	1.42	(f)	86
Year ended 12/31/19	8.91	0.26	1.98	2.24	(0.19)	(0.22)	(0.41)	10.74	25.17	322	0.20		18.62		2.58		50
Period ended 12/31/18(g)	10.00	0.18	(1.05)	(0.87)	(0.20)	(0.02)	(0.22)	8.91	(8.66)	267	0.17	(h)	50.20	(h)	1.82	(h)	6

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return.

Estimated acquired fund fees from underlying funds were 0.41%, 0.40% and 0.35% for the years ended December 31, 2020, 2019 and 2018, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $820, $149, $466, $73, $100 and $301 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90	Invesco Peak RetirementTM Funds

Financial Highlights–(continued)

Invesco Peak Retirement™ 2065 Fund

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations		Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$10.79	$0.13	$1.34	$ 1.47		$(0.12)	$(0.05)	$(0.17)	$12.09	13.66%	$1,536	0.42	%(f)	11.26	%(f)	1.21	%(f)	82%
Year ended 12/31/19	9.00	0.21	2.00		2.21	(0.19)	(0.23)	(0.42)	10.79	24.56	216	0.43		23.83		2.00		49
Period ended 12/31/18(g)	10.00	0.16	(0.98)		(0.82)	(0.18)	–	(0.18)	9.00	(8.15)	49	0.42	(h)	48.89	(h)	1.56	(h)	165
Class C
Year ended 12/31/20	10.60	0.05	1.30		1.35	(0.09)	(0.05)	(0.14)	11.81	12.72	299	1.17	(f)	12.01	(f)	0.46	(f)	82
Year ended 12/31/19	8.88	0.13	1.95		2.08	(0.13)	(0.23)	(0.36)	10.60	23.46	71	1.18		24.58		1.25		49
Period ended 12/31/18(g)	10.00	0.08	(1.05)		(0.97)	(0.15)	–	(0.15)	8.88	(9.69)	24	1.17	(h)	49.64	(h)	0.81	(h)	165
Class R
Year ended 12/31/20	10.65	0.10	1.31		1.41	(0.11)	(0.05)	(0.16)	11.90	13.25	309	0.67	(f)	11.51	(f)	0.96	(f)	82
Year ended 12/31/19	8.90	0.18	1.98		2.16	(0.18)	(0.23)	(0.41)	10.65	24.23	75	0.68		24.08		1.75		49
Period ended 12/31/18(g)	10.00	0.13	(1.06)		(0.93)	(0.17)	–	(0.17)	8.90	(9.29)	9	0.67	(h)	49.14	(h)	1.31	(h)	165
Class Y
Year ended 12/31/20	10.70	0.15	1.32		1.47	(0.13)	(0.05)	(0.18)	11.99	13.80	205	0.17	(f)	11.01	(f)	1.46	(f)	82
Year ended 12/31/19	8.92	0.23	1.98		2.21	(0.20)	(0.23)	(0.43)	10.70	24.82	43	0.18		23.58		2.25		49
Period ended 12/31/18(g)	10.00	0.18	(1.05)		(0.87)	(0.21)	–	(0.21)	8.92	(8.72)	36	0.17	(h)	48.64	(h)	1.81	(h)	165
Class R5
Year ended 12/31/20	10.70	0.15	1.32		1.47	(0.13)	(0.05)	(0.18)	11.99	13.80	120	0.17	(f)	10.12	(f)	1.46	(f)	82
Year ended 12/31/19	8.92	0.23	1.98		2.21	(0.20)	(0.23)	(0.43)	10.70	24.82	107	0.18		22.73		2.25		49
Period ended 12/31/18(g)	10.00	0.18	(1.05)		(0.87)	(0.21)	–	(0.21)	8.92	(8.72)	89	0.17	(h)	48.08	(h)	1.81	(h)	165
Class R6
Year ended 12/31/20	10.70	0.15	1.32		1.47	(0.13)	(0.05)	(0.18)	11.99	13.80	360	0.17	(f)	10.12	(f)	1.46	(f)	82
Year ended 12/31/19	8.92	0.23	1.98		2.21	(0.20)	(0.23)	(0.43)	10.70	24.82	321	0.18		22.73		2.25		49
Period ended 12/31/18(g)	10.00	0.18	(1.05)		(0.87)	(0.21)	–	(0.21)	8.92	(8.72)	268	0.17	(h)	48.08	(h)	1.81	(h)	165

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.45%, 0.39% and 0.38% for the years ended December 31, 2020, 2019 and 2018, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $652, $114, $159, $67, $102 and $305 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of January 3, 2018.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91	Invesco Peak RetirementTM Funds

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Peak Retirement™ Now Fund, Invesco Peak Retirement™ 2015 Fund, Invesco Peak Retirement™ 2020 Fund, Invesco Peak Retirement™ 2025 Fund, Invesco Peak Retirement™ 2030 Fund, Invesco Peak Retirement™ 2035 Fund, Invesco Peak Retirement™ 2040 Fund, Invesco Peak Retirement™ 2045 Fund, Invesco Peak Retirement™ 2050 Fund, Invesco Peak Retirement™ 2055 Fund, Invesco Peak Retirement™ 2060 Fund and Invesco Peak Retirement™ 2065 Fund (collectively, the “Funds”). Information presented in these financial statements pertains only to the Funds. Matters affecting each Fund or each class will be voted on exclusively by the shareholders of each Fund or each class.

The investment objective of each Fund is total return over time, consistent with its strategic target allocation.

Each Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”), exchange-traded funds advised by Invesco Capital Management (“Invesco Capital”), an affiliate of Invesco, or other unaffiliated advisers. The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

Each Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may

92	Invesco Peak RetirementTM Funds

become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Invesco Peak Retirement™ Now Fund generally declares and pays dividends from net investment income, if any, monthly. Invesco Peak Retirement™ 2015 Fund, Invesco Peak Retirement™ 2020 Fund, Invesco Peak Retirement™ 2025 Fund, Invesco Peak Retirement™ 2030 Fund, Invesco Peak Retirement™ 2035 Fund, Invesco Peak Retirement™ 2040 Fund, Invesco Peak Retirement™ 2045 Fund, Invesco Peak Retirement™ 2050 Fund, Invesco Peak Retirement™ 2055 Fund, Invesco Peak Retirement™ 2060 Fund and Invesco Peak Retirement™ 2065 Fund generally declare and pay dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

93	Invesco Peak RetirementTM Funds

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – Each Fund may lend portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statements of Assets and Liabilities.

I.

Other Risks – Certain of the underlying funds are non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Funds based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco has contractually agreed, through at least April 30, 2021, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses and excluding certain items

94	Invesco Peak RetirementTM Funds

discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table (the “expense limits”):

	Class A	Class C	Class R	Class Y	Class R5	Class R6	Acquired Fund Fees and Expenses
Invesco Peak Retirement™ Now Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.47%
Invesco Peak Retirement™ 2015 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.46%
Invesco Peak Retirement™ 2020 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.44%
Invesco Peak Retirement™ 2025 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.45%
Invesco Peak Retirement™ 2030 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.45%
Invesco Peak Retirement™ 2035 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.44%
Invesco Peak Retirement™ 2040 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.43%
Invesco Peak Retirement™ 2045 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.42%
Invesco Peak Retirement™ 2050 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.41%
Invesco Peak Retirement™ 2055 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.40%
Invesco Peak Retirement™ 2060 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.40%
Invesco Peak Retirement™ 2065 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.39%

Effective April 30, 2021, Invesco has contractually agreed, through at least April 30, 2022, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table:

	Class A	Class C	Class R	Class Y	Class R5	Class R6	Acquired Fund Fees and Expenses
Invesco Peak Retirement™ Now Fund	0.74%	1.49%	0.99%	0.49%	0.49%	0.49%	0.50%
Invesco Peak Retirement™ 2015 Fund	0.74%	1.49%	0.99%	0.49%	0.49%	0.49%	0.47%
Invesco Peak Retirement™ 2020 Fund	0.74%	1.49%	0.99%	0.49%	0.49%	0.49%	0.46%
Invesco Peak Retirement™ 2025 Fund	0.74%	1.49%	0.99%	0.49%	0.49%	0.49%	0.46%
Invesco Peak Retirement™ 2030 Fund	0.74%	1.49%	0.99%	0.49%	0.49%	0.49%	0.45%
Invesco Peak Retirement™ 2035 Fund	0.74%	1.49%	0.99%	0.49%	0.49%	0.49%	0.44%
Invesco Peak Retirement™ 2040 Fund	0.74%	1.49%	0.99%	0.49%	0.49%	0.49%	0.43%
Invesco Peak Retirement™ 2045 Fund	0.74%	1.49%	0.99%	0.49%	0.49%	0.49%	0.42%
Invesco Peak Retirement™ 2050 Fund	0.74%	1.49%	0.99%	0.49%	0.49%	0.49%	0.42%
Invesco Peak Retirement™ 2055 Fund	0.74%	1.49%	0.99%	0.49%	0.49%	0.49%	0.44%
Invesco Peak Retirement™ 2060 Fund	0.74%	1.49%	0.99%	0.49%	0.49%	0.49%	0.41%
Invesco Peak Retirement™ 2065 Fund	0.74%	1.49%	0.99%	0.49%	0.49%	0.49%	0.45%

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues each Fund’s fee waiver agreement, it will terminate on April 30, 2022. During its term, each fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

95	Invesco Peak RetirementTM Funds

For the year ended December 31, 2020, the Adviser reimbursed the following expenses:

	Fund Level	Class A	Class C	Class R	Class Y	Class R5	Class R6
Invesco Peak Retirement™ Now Fund	$149,553	$1,277	$ 137	$ 37	$ 56	$5	$16
Invesco Peak Retirement™ 2015 Fund	139,465	527	37	68	75	6	16
Invesco Peak Retirement™ 2020 Fund	142,949	1,251	594	764	75	6	16
Invesco Peak Retirement™ 2025 Fund	132,214	6,275	1,631	1,211	139	6	16
Invesco Peak Retirement™ 2030 Fund	132,362	8,709	1,511	2,118	263	6	16
Invesco Peak Retirement™ 2035 Fund	131,681	5,311	3,009	2,645	1,006	7	19
Invesco Peak Retirement™ 2040 Fund	133,123	7,574	1,974	3,060	875	5	16
Invesco Peak Retirement™ 2045 Fund	146,349	6,068	2,770	2,696	295	6	19
Invesco Peak Retirement™ 2050 Fund	135,069	7,078	2,849	3,978	922	5	16
Invesco Peak Retirement™ 2055 Fund	137,535	6,767	1,544	2,019	395	5	17
Invesco Peak Retirement™ 2060 Fund	137,005	6,820	1,241	3,876	610	8	25
Invesco Peak Retirement™ 2065 Fund	138,962	5,858	1,026	1,429	600	5	17

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Funds.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statements of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of each Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statements of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Funds that IDI retained the following front-end sales commissions from the sale of Class A shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charge	Contingent Deferred Sales Charges
		Class A	Class C
Invesco Peak Retirement™ Now Fund	$3,672	$0	$0
Invesco Peak Retirement™ 2015 Fund	848	0	0
Invesco Peak Retirement™ 2020 Fund	1,220	0	0
Invesco Peak Retirement™ 2025 Fund	3,701	0	0
Invesco Peak Retirement™ 2030 Fund	13,505	0	1
Invesco Peak Retirement™ 2035 Fund	10,424	0	721
Invesco Peak Retirement™ 2040 Fund	8,609	0	0
Invesco Peak Retirement™ 2045 Fund	6,397	0	0
Invesco Peak Retirement™ 2050 Fund	7,869	0	206
Invesco Peak Retirement™ 2055 Fund	6,615	1	0
Invesco Peak Retirement™ 2060 Fund	3,910	0	0
Invesco Peak Retirement™ 2065 Fund	3,805	0	171

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to

96	Invesco Peak RetirementTM Funds

significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of December 31, 2020, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Peak Retirement™ 2045 Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Affiliated Issuers	$6,311,068	$ –	$–	$6,311,068
Money Market Funds	188,245	42,496	–	230,741
Total Investments	$6,499,313	$42,496	$–	$6,541,809

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plans represent unsecured claims against the general assets of the Funds.

NOTE 5–Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Funds may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Funds’ total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	December 31, 2020			December 31, 2019
	Ordinary income	Long-term capital gains	Total distributions	Ordinary Income	Long-Term Capital Gains	Total distributions
Invesco Peak Retirement™ Now Fund	$ 56,408	$ 1,297	$ 57,705	$ 26,829	$ 4,504	$ 31,333
Invesco Peak Retirement™ 2015 Fund	33,011	–	33,011	21,684	3,238	24,922
Invesco Peak Retirement™ 2020 Fund	81,769	8,285	90,054	45,603	11,227	56,830
Invesco Peak Retirement™ 2025 Fund	245,070	28,022	273,092	95,165	20,568	115,733
Invesco Peak Retirement™ 2030 Fund	256,905	29,432	286,337	84,731	16,431	101,162
Invesco Peak Retirement™ 2035 Fund	114,821	29,463	144,284	62,848	14,264	77,112
Invesco Peak Retirement™ 2040 Fund	80,055	32,066	112,121	50,962	17,129	68,091
Invesco Peak Retirement™ 2045 Fund	46,039	31,551	77,590	42,414	20,146	62,560
Invesco Peak Retirement™ 2050 Fund	40,810	28,750	69,560	45,412	22,862	68,274
Invesco Peak Retirement™ 2055 Fund	20,831	14,905	35,736	18,917	19,108	38,025
Invesco Peak Retirement™ 2060 Fund	20,645	20,874	41,519	25,315	20,225	45,540
Invesco Peak Retirement™ 2065 Fund	27,719	11,837	39,556	15,520	15,004	30,524

97	Invesco Peak RetirementTM Funds

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net unrealized Appreciation Investments	Temporary Book/Tax Differences	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Invesco Peak Retirement™ Now Fund	$ 3,582	$ –	$ 82,848	$ (5,317)	$(31,356)	$ 2,505,399	$ 2,555,156
Invesco Peak Retirement™ 2015 Fund	3,313	–	47,200	(5,108)	(15,547)	1,120,809	1,150,667
Invesco Peak Retirement™ 2020 Fund	9,899	–	228,498	(5,435)	(54,517)	5,437,434	5,615,879
Invesco Peak Retirement™ 2025 Fund	27,948	58,255	778,450	(5,440)	–	12,213,501	13,072,714
Invesco Peak Retirement™ 2030 Fund	24,767	–	1,146,883	(5,445)	(7,423)	17,993,185	19,151,967
Invesco Peak Retirement™ 2035 Fund	35,130	–	809,401	(5,441)	(37,443)	8,592,668	9,394,315
Invesco Peak Retirement™ 2040 Fund	37,166	5,171	856,134	(5,437)	–	7,859,056	8,752,090
Invesco Peak Retirement™ 2045 Fund	28,575	–	823,345	(5,432)	(24,343)	5,610,797	6,432,942
Invesco Peak Retirement™ 2050 Fund	16,608	–	713,649	(5,433)	(79,467)	5,267,471	5,912,828
Invesco Peak Retirement™ 2055 Fund	11,767	–	446,333	(5,429)	(31,892)	2,597,470	3,018,249
Invesco Peak Retirement™ 2060 Fund	15,166	–	518,283	(5,433)	(66,416)	3,231,194	3,692,794
Invesco Peak Retirement™ 2065 Fund	3,627	–	406,559	(5,419)	(14,865)	2,438,791	2,828,693

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds’ temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have a capital loss carryforward as of December 31, 2020, as follows:

	Short-Term	Long-Term
Fund	Not subject to Expiration	Not subject to Expiration	Total*
Invesco Peak Retirement™ Now Fund	$21,312	$10,044	$31,356
Invesco Peak Retirement™ 2015 Fund	4,612	10,935	15,547
Invesco Peak Retirement™ 2020 Fund	54,517	–	54,517
Invesco Peak Retirement™ 2030 Fund	7,423	–	7,423
Invesco Peak Retirement™ 2035 Fund	37,443	–	37,443
Invesco Peak Retirement™ 2045 Fund	24,343	–	24,343
Invesco Peak Retirement™ 2050 Fund	79,467	–	79,467
Invesco Peak Retirement™ 2055 Fund	31,892	–	31,892
Invesco Peak Retirement™ 2060 Fund	62,815	3,601	66,416
Invesco Peak Retirement™ 2065 Fund	12,259	2,606	14,865

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

98	Invesco Peak RetirementTM Funds

NOTE 7–Investment Transactions

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

			At December 31, 2020
	For the year ended December 31, 2020*		Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
	Purchases	Sales
Invesco Peak Retirement™ Now Fund	$ 3,160,164	$ 1,767,627	$ 2,481,683	$ 82,856	$ (8)	$ 82,848
Invesco Peak Retirement™ 2015 Fund	1,004,056	554,895	1,108,908	48,701	(1,501)	47,200
Invesco Peak Retirement™ 2020 Fund	5,385,890	2,007,059	5,633,815	228,505	(7)	228,498
Invesco Peak Retirement™ 2025 Fund	13,583,325	6,157,922	12,542,887	778,450	–	778,450
Invesco Peak Retirement™ 2030 Fund	18,871,532	4,776,445	18,718,766	1,146,885	(2)	1,146,883
Invesco Peak Retirement™ 2035 Fund	9,542,059	4,293,846	9,164,969	809,401	–	809,401
Invesco Peak Retirement™ 2040 Fund	9,115,769	3,603,115	8,005,486	856,134	–	856,134
Invesco Peak Retirement™ 2045 Fund	6,691,676	3,282,495	5,718,464	828,102	(4,757)	823,345
Invesco Peak Retirement™ 2050 Fund	6,059,925	2,764,045	5,223,138	719,016	(5,367)	713,649
Invesco Peak Retirement™ 2055 Fund	3,010,783	1,483,004	2,577,297	448,806	(2,473)	446,333
Invesco Peak Retirement™ 2060 Fund	3,721,824	1,676,202	3,197,434	520,148	(1,865)	518,283
Invesco Peak Retirement™ 2065 Fund	2,831,434	1,156,777	2,447,941	407,962	(1,403)	406,559

*	Excludes U.S. Treasury obligations and money market funds, if any.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, on December 31, 2020, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets or the distributable earnings of each Fund.

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Invesco Peak Retirement™ Now Fund	$10,001	$(9,835)	$(166)
Invesco Peak Retirement™ 2015 Fund	4,549	(4,527)	(22)
Invesco Peak Retirement™ 2020 Fund	28,868	(28,868)	–
Invesco Peak Retirement™ 2025 Fund	110,194	(110,189)	(5)
Invesco Peak Retirement™ 2030 Fund	120,375	(120,375)	–
Invesco Peak Retirement™ 2035 Fund	67,342	(67,342)	–
Invesco Peak Retirement™ 2040 Fund	52,216	(52,216)	–
Invesco Peak Retirement™ 2045 Fund	27,826	(27,826)	–
Invesco Peak Retirement™ 2050 Fund	19,057	(19,057)	–
Invesco Peak Retirement™ 2055 Fund	9,601	(9,601)	–
Invesco Peak Retirement™ 2060 Fund	10,177	(10,177)	–
Invesco Peak Retirement™ 2065 Fund	8,821	(8,821)	–

99	Invesco Peak RetirementTM Funds

NOTE 9–Share Information

Invesco Peak Retirement™ Now Fund

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:

Class A	268,479	$2,588,824	43,496	$437,011

Class C	10,514	106,005	8,787	87,410

Class R	3,052	28,995	–	–

Issued as reinvestment of dividends:

Class A	3,550	34,197	698	7,028

Class C	272	2,594	117	1,187

Class R	56	553	–	–

Automatic conversion of Class C shares to Class A shares:

Class A	1,764	17,786	–	–

Class C	(1,763)	(17,786)	–	–

Reacquired:

Class A	(129,390)	(1,211,150)	(499)	(5,003)

Class C	(6,413)	(64,549)	(800)	(8,000)

Net increase in share activity	150,121	$1,485,469	51,799	$519,633

(a)	66% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2015 Fund

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:

Class A	43,650	$435,348	9,247	$97,438

Class C	3,772	37,001	–	–

Class R	10,625	106,195	–	–

Issued as reinvestment of dividends:
Class A	1,316	13,530	490	5,036

Class C	102	1,043	–	–

Class R	279	2,855	–	–

Automatic conversion of Class C shares to Class A shares:
Class A	–	–	10,659	102,540

Class C	–	–	(10,726)	(102,540)

Reacquired:
Class A	(12,297)	(114,020)	(15,739)	(157,704)

Net increase (decrease) in share activity	47,447	$481,952	(6,069)	$(55,230)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 18% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 76% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

100	Invesco Peak RetirementTM Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2020 Fund

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	229,331	$2,437,301	56,674	$576,504

Class C	70,284	719,764	17,692	178,060

Class R	112,859	1,153,439	39,241	409,741

Class Y	4,329	43,918	1,804	18,456

Issued as reinvestment of dividends:

Class A	4,285	46,145	2,052	21,201

Class C	1,100	11,776	731	7,524

Class R	1,800	19,330	1,153	11,886

Class Y	95	1,032	–	–

Automatic conversion of Class C shares to Class A shares:

Class A	15,193	156,191	178	1,713

Class C	(15,325)	(156,191)	(178)	(1,713)

Reacquired:

Class A	(36,052)	(345,457)	(9,879)	(94,246)

Class C	(124)	(1,277)	(1,174)	(12,000)

Class R	(57,346)	(548,212)	(585)	(6,050)

Class Y	–	–	(1,804)	(18,601)

Net increase in share activity	330,429	$3,537,759	105,905	$1,092,475

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 56% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2025 Fund

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:

Class A	627,738	$6,648,132	297,039	$3,070,439

Class C	163,236	1,713,237	67,262	691,046

Class R	123,867	1,288,885	55,969	577,294

Class Y	7,504	80,616	1,485	15,000

Issued as reinvestment of dividends:

Class A	17,180	191,386	7,350	76,731

Class C	3,616	39,811	1,363	14,119

Class R	2,350	26,108	1,125	11,732

Class Y	198	2,212	36	382

Automatic conversion of Class C shares to Class A shares:

Class A	31,942	357,851	820	7,894

Class C	(32,361)	(357,851)	(822)	(7,894)

101	Invesco Peak RetirementTM Funds

NOTE 9–Share Information–(continued)

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(177,432)	$(1,844,334)	(24,192)	$(249,835)

Class C	(13,910)	(150,984)	(12,017)	(121,541)

Class R	(56,632)	(559,326)	(2,338)	(23,918)

Class Y	(2,918)	(32,651)	–	–

Class R5	(8,043)	(90,000)	–	–

Class R6	(8,937)	(100,000)	–	–

Net increase in share activity	677,398	$7,213,092	393,080	$4,061,449

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 20% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2030 Fund

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:

Class A	1,053,914	$11,408,515	182,351	$1,867,626

Class C	175,736	1,900,095	54,033	553,459

Class R	189,959	1,998,432	58,669	605,181

Class Y	1,769	18,142	11,127	112,843

Issued as reinvestment of dividends:

Class A	18,563	209,209	5,478	57,470

Class C	2,096	23,408	1,057	11,021

Class R	3,601	40,435	1,489	15,574

Class Y	243	2,756	297	3,121

Automatic conversion of Class C shares to Class A shares:

Class A	7,061	78,600	325	3,318

Class C	(7,125)	(78,600)	(327)	(3,318)

Reacquired:

Class A	(61,387)	(647,571)	(4,347)	(44,574)

Class C	(44,300)	(466,789)	(1,225)	(12,587)

Class R	(30,743)	(311,029)	(1,730)	(18,372)

Class Y	(3,090)	(34,807)	(38)	(387)

Class R5	(7,944)	(90,000)	–	–

Class R6	(8,826)	(100,000)	–	–

Net increase in share activity	1,289,527	$13,950,796	307,159	$3,150,375

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 5% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 13% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

102	Invesco Peak RetirementTM Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2035 Fund

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:

Class A	264,421	$2,821,056	109,919	$1,125,039

Class C	178,740	1,905,240	52,626	535,437

Class R	123,871	1,323,563	70,900	727,288

Class Y	34,162	378,173	27,591	285,646

Issued as reinvestment of dividends:

Class A	5,799	66,285	2,693	28,302

Class C	2,313	26,201	1,163	12,145

Class R	2,188	24,906	1,537	16,107

Class Y	1,299	14,913	697	7,341

Automatic conversion of Class C shares to Class A shares:

Class A	7,223	81,710	650	6,589

Class C	(7,294)	(81,710)	(653)	(6,589)

Reacquired:

Class A	(34,640)	(358,576)	(7,146)	(73,549)

Class C	(29,978)	(322,815)	(6,141)	(62,651)

Class R	(39,546)	(385,561)	(1,123)	(11,852)

Class Y	(2,845)	(32,665)	(1)	(10)

Class R5	(7,833)	(90,000)	–	–

Class R6	(8,711)	(100,000)	–	–

Net increase in share activity	489,169	$5,270,720	252,712	$2,589,243

(a)	20% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2040 Fund

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:

Class A	260,854	$2,773,561	132,863	$1,356,096

Class C	92,370	926,105	15,713	159,616

Class R	193,947	2,048,463	32,035	334,726

Class Y	40,134	418,412	4,907	50,777

Issued as reinvestment of dividends:

Class A	4,691	53,761	3,747	39,287

Class C	1,008	11,449	365	3,807

Class R	2,606	29,713	734	7,681

Class Y	701	8,060	145	1,524

Automatic conversion of Class C shares to Class A shares:

Class A	504	5,792	–	–

Class C	(509)	(5,792)	–	–

103	Invesco Peak RetirementTM Funds

NOTE 9–Share Information–(continued)

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:

Class A	(47,836)	$(501,448)	(21,003)	$(214,842)

Class C	(6,386)	(63,324)	–	–

Class R	(6,392)	(66,144)	(5,092)	(53,162)

Class Y	(2,815)	(32,227)	(3)	(28)

Class R5	(7,819)	(90,012)	–	–

Class R6	(8,688)	(99,928)	–	–

Net increase in share activity	516,370	$5,416,441	164,411	$1,685,482

(a)	6% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2045 Fund

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:

Class A	233,505	$2,418,417	70,864	$732,550

Class C	45,163	442,845	51,726	522,967

Class R	110,280	1,098,710	27,164	283,421

Class Y	7,194	69,803	999	10,610

Issued as reinvestment of dividends:

Class A	3,611	41,525	1,922	20,415

Class C	800	9,077	1,436	15,092

Class R	1,311	15,015	785	8,309

Class Y	108	1,243	30	321

Automatic conversion of Class C shares to Class A shares:

Class A	6,114	68,946	271	2,884

Class C	(6,195)	(68,946)	(274)	(2,884)

Reacquired:

Class A	(24,830)	(250,883)	(2,867)	(29,684)

Class C	(4,142)	(45,311)	(3,859)	(38,605)

Class R	(18,471)	(185,299)	(3)	(30)

Class Y	(3,748)	(42,141)	–	–

Class R5	(7,792)	(90,000)	–	–

Class R6	(8,658)	(100,000)	–	–

Net increase in share activity	334,250	$3,383,001	148,194	$1,525,366

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 17% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 11% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

104	Invesco Peak RetirementTM Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2050 Fund

	Summary of Share Activity

	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Sold:

Class A	201,720	$2,133,718	69,054	$ 725,272

Class C	90,090	948,963	21,473	220,711

Class R	93,804	936,321	34,956	367,359

Class Y	2,869	30,241	12,857	132,136

Issued as reinvestment of dividends:

Class A	2,835	32,855	2,329	24,902

Class C	926	10,596	687	7,281

Class R	1,254	14,434	1,120	11,922

Class Y	201	2,345	443	4,746

Automatic conversion of Class C shares to Class A shares:

Class A	838	9,781	–	–

Class C	(848)	(9,781)	–	–

Reacquired:

Class A	(47,416)	(480,995)	(10,785)	(112,132)

Class C	(17,870)	(188,605)	(8,056)	(80,786)

Class R	(28,974)	(279,746)	(227)	(2,425)

Class Y	(2,581)	(27,277)	(1,911)	(19,400)

Net increase in share activity	296,848	$3,132,850	121,940	$1,279,586

(a)	12% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2055 Fund

	Summary of Share Activity

	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Sold:

Class A	104,797	$1,054,937	30,032	$316,099

Class C	35,173	365,083	7,383	76,296

Class R	26,573	268,615	14,084	147,987

Class Y	635	6,614	1,928	20,254

Issued as reinvestment of dividends:

Class A	1,668	19,179	1,091	11,569

Class C	297	3,428	138	1,455

Class R	470	5,453	83	876

Class Y	9	99	80	849

Reacquired:

Class A	(11,243)	(123,477)	(1,149)	(12,158)

Class C	(3,756)	(39,559)	(2,749)	(27,863)

Class R	(43)	(455)	(1,036)	(11,075)

Class Y	(2,027)	(21,433)	–	–

Net increase in share activity	152,553	$1,538,484	49,885	$524,289

(a)	22% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

105	Invesco Peak RetirementTM Funds

NOTE 9–Share Information–(continued)

Invesco Peak Retirement™ 2060 Fund

	Summary of Share Activity

	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Sold:

Class A	127,508	$1,356,110	45,393	$467,230

Class C	22,596	229,218	4,103	42,978

Class R	54,716	506,785	14,873	156,200

Class Y	3,806	40,584	–	–

Issued as reinvestment of dividends:

Class A	1,931	22,359	1,710	18,299

Class C	220	2,523	92	977

Class R	739	8,508	539	5,744

Class Y	50	584	–	–

Reacquired:

Class A	(12,698)	(116,740)	(71)	(742)

Class C	(503)	(5,419)	(275)	(2,862)

Class R	(1,651)	(14,264)	(355)	(3,651)

Class Y	(2)	(25)	–	–

Net increase in share activity	196,712	$2,030,223	66,009	$684,173

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 32% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco Peak Retirement™ 2065 Fund

	Summary of Share Activity

	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Sold:

Class A	114,916	$1,174,946	14,796	$155,215

Class C	22,693	237,206	4,792	50,364

Class R	18,749	187,713	5,804	60,034

Class Y	17,131	202,178	–	–

Issued as reinvestment of dividends:

Class A	1,717	20,441	564	6,074

Class C	261	3,036	65	690

Class R	330	3,871	213	2,260

Class Y	241	2,848	–	–

Reacquired:

Class A	(9,643)	(99,208)	(735)	(7,579)

Class C	(4,268)	(40,688)	(935)	(9,577)

Class R	(165)	(1,715)	–	–

Class Y	(4,240)	(50,075)	–	–

Net increase in share activity	157,722	$1,640,553	24,564	$257,481

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 32% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

106	Invesco Peak RetirementTM Funds

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds’ ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 11–Subsequent Event

Effective on or about April 30, 2021, the name of the Fund and all references thereto will change from Invesco Peak RetirementTM Now Fund to Invesco Peak RetirementTM Destination Fund.

107	Invesco Peak RetirementTM Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Peak Retirement™ Now Fund, Invesco Peak Retirement™ 2015 Fund, Invesco Peak Retirement™ 2020 Fund, Invesco Peak Retirement™ 2025 Fund, Invesco Peak Retirement™ 2030 Fund, Invesco Peak Retirement™ 2035 Fund, Invesco Peak Retirement™ 2040 Fund, Invesco Peak Retirement™ 2045 Fund, Invesco Peak Retirement™ 2050 Fund, Invesco Peak Retirement™ 2055 Fund, Invesco Peak Retirement™ 2060 Fund and Invesco Peak Retirement™ 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Peak Retirement™ Now Fund, Invesco Peak Retirement™ 2015 Fund, Invesco Peak Retirement™ 2020 Fund, Invesco Peak Retirement™ 2025 Fund, Invesco Peak Retirement™ 2030 Fund, Invesco Peak Retirement™ 2035 Fund, Invesco Peak Retirement™ 2040 Fund, Invesco Peak Retirement™ 2045 Fund, Invesco Peak Retirement™ 2050 Fund, Invesco Peak Retirement™ 2055 Fund, Invesco Peak Retirement™ 2060 Fund and Invesco Peak Retirement™ 2065 Fund (twelve of the funds constituting AIM Growth Series (Invesco Growth Series), collectively referred to hereafter as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 and for the period January 3, 2018 (commencement of operations) through December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the two years in the period ended December 31, 2020 and for the period January 3, 2018 (commencement of operations) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

108	Invesco Peak RetirementTM Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The amount of fees and expenses incurred indirectly by the Funds will vary because the underlying funds have varied expenses and fee levels and the Funds may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Funds invest in. The effect of the estimated underlying fund expenses that the Funds bear indirectly are included in each Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Peak Retirement™ Now Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,099.50	$1.85	$1,023.38	$1.78	0.35%
Class C	1,000.00	1,095.50	5.79	1,019.61	5.58	1.10
Class R	1,000.00	1,098.20	3.16	1,022.12	3.05	0.60
Class Y	1,000.00	1,102.00	0.53	1,024.63	0.51	0.10
Class R5	1,000.00	1,102.00	0.53	1,024.63	0.51	0.10
Class R6	1,000.00	1,102.00	0.53	1,024.63	0.51	0.10

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective April 30, 2020, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.74%, 1.49%, 0.99%, 0.49% , 0.49% and 0.49% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are to 0.27%, 1.02%, 0.52%, 0.02%, 0.02% and 0.02% for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.42, $5.37, $2.74, $0.11, $0.11 and $0.11 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.37, $5.18, $2.64, $0.10, $0.10 and $0.10 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

109	Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2015 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,100.50	$1.85	$1,023.38	$1.78	0.35%
Class C	1,000.00	1,096.30	5.80	1,019.61	5.58	1.10
Class R	1,000.00	1,100.10	3.17	1,022.12	3.05	0.60
Class Y	1,000.00	1,102.60	0.53	1,024.63	0.51	0.10
Class R5	1,000.00	1,102.60	0.53	1,024.63	0.51	0.10
Class R6	1,000.00	1,102.60	0.53	1,024.63	0.51	0.10

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective April 30, 2020, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.74%, 1.49%, 0.99%, 0.49% , 0.49% and 0.49% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are to 0.28%, 1.03%, 0.53%, 0.03%, 0.03% and 0.03% for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.48, $5.43, $2.80, $0.16, $0.16 and $0.16 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.42, $5.23, $2.69, $0.15, $0.15 and $0.15 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Peak Retirement™ 2020 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,113.20	$1.97	$1,023.28	$1.88	0.37%
Class C	1,000.00	1,108.90	5.94	1,019.51	5.69	1.12
Class R	1,000.00	1,110.70	3.29	1,022.02	3.15	0.62
Class Y	1,000.00	1,112.80	0.64	1,024.53	0.61	0.12
Class R5	1,000.00	1,113.80	0.64	1,024.53	0.61	0.12
Class R6	1,000.00	1,113.80	0.64	1,024.53	0.61	0.12

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective April 30, 2020, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.74%, 1.49%, 0.99%, 0.49% , 0.49% and 0.49% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are to 0.30%, 1.05%, 0.55%, 0.05%, 0.05% and 0.05% for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.59, $5.57, $2.92, $0.27, $0.27 and $0.27 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.53, $5.33, $2.80, $0.25, $0.25 and $0.25 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

110	Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2025 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,121.70	$1.92	$1,023.33	$1.83	0.36%
Class C	1,000.00	1,118.50	5.91	1,019.56	5.63	1.11
Class R	1,000.00	1,120.30	3.25	1,022.07	3.10	0.61
Class Y	1,000.00	1,123.70	0.59	1,024.58	0.56	0.11
Class R5	1,000.00	1,122.70	0.59	1,024.58	0.56	0.11
Class R6	1,000.00	1,123.70	0.59	1,024.58	0.56	0.11

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective April 30, 2020, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.74%, 1.49%, 0.99%, 0.49% , 0.49% and 0.49% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are to 0.29%, 1.04%, 0.54%, 0.04%, 0.04% and 0.04% for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.54, $5.53, $2.87, $0.20, $0.20 and $0.20 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.47, $5.27, $2.74, $0.19, $0.19 and $0.19 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Peak Retirement™ 2030 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,141.30	$1.94	$1,023.33	$1.83	0.36%
Class C	1,000.00	1,138.20	5.97	1,019.56	5.63	1.11
Class R	1,000.00	1,139.30	3.28	1,022.07	3.10	0.61
Class Y	1,000.00	1,142.80	0.59	1,024.58	0.56	0.11
Class R5	1,000.00	1,142.80	0.59	1,024.58	0.56	0.11
Class R6	1,000.00	1,142.80	0.59	1,024.58	0.56	0.11

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective April 30, 2020, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.74%, 1.49%, 0.99%, 0.49% , 0.49% and 0.49% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are to 0.29%, 1.04%, 0.54%, 0.04%, 0.04% and 0.04% for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.56, $5.59, $2.90, $0.22, $0.22 and $0.22 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.48, $5.28, $2.75, $0.20, $0.20 and $0.20 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

111	Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2035 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,162.40	$2.01	$1,023.28	$1.88	0.37%
Class C	1,000.00	1,158.40	6.08	1,019.51	5.69	1.12
Class R	1,000.00	1,162.20	3.37	1,022.02	3.15	0.62
Class Y	1,000.00	1,164.60	0.65	1,024.53	0.61	0.12
Class R5	1,000.00	1,164.60	0.65	1,024.53	0.61	0.12
Class R6	1,000.00	1,164.60	0.65	1,024.53	0.61	0.12

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective April 30, 2020, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.74%, 1.49%, 0.99%, 0.49% , 0.49% and 0.49% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are to 0.30%, 1.05%, 0.55%, 0.05%, 0.05% and 0.05% for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.63, $5.70, $2.99, $0.27, $0.27 and $0.27 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.53, $5.33, $2.80, $0.25, $0.25 and $0.25 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Peak Retirement™ 2040 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,189.00	$2.09	$1,023.23	$1.93	0.38%
Class C	1,000.00	1,185.40	6.21	1,019.46	5.74	1.13
Class R	1,000.00	1,187.70	3.46	1,021.97	3.20	0.63
Class Y	1,000.00	1,190.60	0.72	1,024.48	0.66	0.13
Class R5	1,000.00	1,190.60	0.72	1,024.48	0.66	0.13
Class R6	1,000.00	1,190.60	0.72	1,024.48	0.66	0.13

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective April 30, 2021, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.74%, 1.49%, 0.99%, 0.49%, 0.49% and 0.49% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.31%, 1.06%, 0.56%, 0.06%, 0.06% and 0.06% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.71, $5.82, $3.08, $0.33, $0.33 and $0.33 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.58, $5.38, $2.85, $0.31, $0.31 and $0.31 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

112	Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2045 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,207.80	$2.16	$1,023.18	$1.98	0.39%
Class C	1,000.00	1,203.40	6.31	1,019.41	5.79	1.14
Class R	1,000.00	1,206.90	3.55	1,021.92	3.25	0.64
Class Y	1,000.00	1,209.80	0.78	1,024.43	0.71	0.14
Class R5	1,000.00	1,210.90	0.78	1,024.43	0.71	0.14
Class R6	1,000.00	1,209.80	0.78	1,024.43	0.71	0.14

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective April 30, 2021, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.74%, 1.49%, 0.99%, 0.49%, 0.49% and 0.49% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.32%, 1.07%, 0.57%, 0.07%, 0.07% and 0.07% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.78, $5.93, $3.16, $0.39, $0.39 and $0.39 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.63, $5.43, $2.90, $0.36, $0.36 and $0.36 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Peak Retirement™ 2050 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,220.20	$2.23	$1,023.13	$2.03	0.40%
Class C	1,000.00	1,215.20	6.40	1,019.36	5.84	1.15
Class R	1,000.00	1,217.80	3.62	1,021.87	3.30	0.65
Class Y	1,000.00	1,221.90	0.84	1,024.38	0.76	0.15
Class R5	1,000.00	1,221.90	0.84	1,024.38	0.76	0.15
Class R6	1,000.00	1,221.90	0.84	1,024.38	0.76	0.15

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective April 30, 2021, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.74%, 1.49%, 0.99%, 0.49%, 0.49% and 0.49% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.33%, 1.08%, 0.58%, 0.08%, 0.08% and 0.08% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.84, $6.01, $3.23, $0.45, $0.45 and $0.45 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.68, $5.48, $2.95, $0.41, $0.41 and $0.41 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

113	Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2055 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,237.20	$2.31	$1,023.08	$2.08	0.41%
Class C	1,000.00	1,232.20	6.51	1,019.30	5.89	1.16
Class R	1,000.00	1,236.00	3.71	1,021.82	3.35	0.66
Class Y	1,000.00	1,239.30	0.90	1,024.33	0.81	0.16
Class R5	1,000.00	1,239.10	0.90	1,024.33	0.81	0.16
Class R6	1,000.00	1,239.10	0.90	1,024.33	0.81	0.16

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective April 30, 2021, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.74%, 1.49%, 0.99%, 0.49%, 0.49% and 0.49% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.34%, 1.09%, 0.59%, 0.09%, 0.09% and 0.09% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.91, $6.12, $3.32, $0.51, $0.51 and $0.51 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.73, $5.53, $3.00, $0.46, $0.46 and $0.46 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Peak Retirement™ 2060 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,253.20	$2.32	$1,023.08	$2.08	0.41%
Class C	1,000.00	1,249.30	6.56	1,019.30	5.89	1.16
Class R	1,000.00	1,251.90	3.74	1,021.82	3.35	0.66
Class Y	1,000.00	1,254.80	0.91	1,024.33	0.81	0.16
Class R5	1,000.00	1,255.90	0.91	1,024.33	0.81	0.16
Class R6	1,000.00	1,255.90	0.91	1,024.33	0.81	0.16

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective April 30, 2021, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.74%, 1.49%, 0.99%, 0.49%, 0.49% and 0.49% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.34%, 1.09%, 0.59%, 0.09%, 0.09% and 0.09% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.93, $6.16, $3.34, $0.51, $0.51 and $0.51 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.73, $5.53, $3.00, $0.46, $0.46 and $0.46 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

114	Invesco Peak RetirementTM Funds

Invesco Peak Retirement™ 2065 Fund

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,255.30	$2.38	$1,023.03	$2.14	0.42%
Class C	1,000.00	1,249.90	6.62	1,019.25	5.94	1.17
Class R	1,000.00	1,252.50	3.79	1,021.77	3.40	0.67
Class Y	1,000.00	1,256.60	0.96	1,024.28	0.87	0.17
Class R5	1,000.00	1,256.60	0.96	1,024.28	0.87	0.17
Class R6	1,000.00	1,256.60	0.96	1,024.28	0.87	0.17

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective April 30, 2021, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.74%, 1.49%, 0.99%, 0.49%, 0.49% and 0.49% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.35%, 1.10%, 0.60%, 0.10%, 0.10% and 0.10% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.98, $6.22, $3.40, $0.57, $0.57 and $0.57 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.78, $5.58, $3.05, $0.51, $0.51 and $0.51 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

115	Invesco Peak RetirementTM Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2020:

Federal and State Income Tax

	Long Term Capital Gain Distributions	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Business Income (199A)*
Invesco Peak Retirement™ Now Fund	$ 1,297	26.19%	22.63%	1.83%	57.17%	3.25%
Invesco Peak Retirement™ 2015 Fund	-	25.07%	21.65%	1.62%	53.37%	3.20%
Invesco Peak Retirement™ 2020 Fund	8,285	19.32%	15.94%	1.42%	64.42%	1.79%
Invesco Peak Retirement™ 2025 Fund	28,022	9.69%	6.76%	1.31%	57.48%	1.09%
Invesco Peak Retirement™ 2030 Fund	29,432	13.00%	9.18%	1.98%	51.56%	1.77%
Invesco Peak Retirement™ 2035 Fund	29,463	17.82%	12.78%	2.53%	37.00%	1.76%
Invesco Peak Retirement™ 2040 Fund	32,066	21.69%	15.34%	1.55%	24.89%	2.01%
Invesco Peak Retirement™ 2045 Fund	31,551	39.47%	28.99%	0.00%	14.09%	2.87%
Invesco Peak Retirement™ 2050 Fund	28,750	47.89%	35.90%	0.00%	10.44%	2.75%
Invesco Peak Retirement™ 2055 Fund	14,905	50.93%	39.13%	0.02%	7.02%	2.26%
Invesco Peak Retirement™ 2060 Fund	20,874	54.19%	41.84%	0.02%	3.81%	2.29%
Invesco Peak Retirement™ 2065 Fund	11,837	47.81%	39.49%	0.02%	3.41%	2.17%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

116	Invesco Peak RetirementTM Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Peak RetirementTM Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco Peak RetirementTM Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Peak RetirementTM Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Peak RetirementTM Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Peak RetirementTM Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-6	Invesco Peak RetirementTM Funds

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Peak RetirementTM Funds

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	PR-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Quality Income Fund
Nasdaq:
A: VKMGX ∎ C: VUSCX ∎ R: VUSRX ∎ Y: VUSIX ∎ R5: VUSJX ∎ R6: VUSSX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco Quality Income Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.50%
Class C Shares	4.74
Class R Shares	5.12
Class Y Shares	5.67
Class R5 Shares	5.59
Class R6 Shares	5.77
Bloomberg Barclays U.S. Mortgage-Backed Securities Index▼ (Broad Market/Style-Specific Index)	3.87
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Fixed income markets began the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the US Federal Reserve (the Fed) took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.1 The unemployment rate reached a peak of 14.7%2 while real gross domestic product decreased at an annual rate of 31.4%3 in the second quarter of 2020.

    Many economies received fiscal stimulus and very significant monetary stimulus due to the impact of COVID-19. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first half of the year. Consequently, some countries were able to achieve some success in controlling the spread and were able to slowly reopen their economies in the third quarter. With a potential vaccine in sight for the end of 2020 or early 2021 the broader bond market, both developed and emerging, ended the year in positive territory.

    The 10-year US Treasury yield continued to decline at the start of the year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the year at 0.88%, 85 basis points lower than at the beginning of the year.4 (A basis point is one one-hundredth of a percentage point.)

    While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

    Excess returns for agency mortgage backed securities (MBS) as represented by the Bloomberg Barclays US MBS Index ended the year at -0.17%, as the dramatic under-performance at the onset of the pandemic overwhelmed notable outperformance in the final nine months of the year.5 In addition, 15-year conventionals outperformed both 30-year conventionals and 30-year Government National Mortgage Association (GNMA), producing 0.13% of outperformance relative to Treasuries, versus -0.25% for 30-year conventionals and -0.10% for GNMA.5 Structured credit sectors such as non-agency MBS (RMBS) and commercial mortgage-backed securities (CMBS) experienced spread widening during the year which was mainly driven by the impact of COVID-19 on markets during the early part of the year. It is worth noting that despite overall spread widening for the fiscal year, RMBS and CMBS spreads have largely recovered the widening that occurred at the onset of the pandemic. Spreads tightened on asset-backed securities (ABS) during the year which benefited from fiscal stimulus provided to the US consumer and a favorable technical environment.

    Given this market backdrop, Class A shares of Invesco Quality Income Fund, at NAV, generated a positive return and outperformed the broad market/style-specific index, the Bloomberg Barclays U.S. Mortgage-Backed

Securities Index. The Fund’s security selection within 30-year fixed rate MBS was a significant contributor to relative performance for the year. Additionally, exceptionally strong demand for Agency MBS from the Fed as well as banks, post COVID, caused “to-be-announced” (TBA) funding markets to become very special, allowing managers such as Invesco, who actively position in the TBA market, to benefit from this technical environment. The Fund’s out of index allocation to CMBS and RMBS was a detractor for the year.

    During the year, the Fund used active duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter-duration portfolio tending to be less sensitive to these changes. Buying and selling US Treasury futures contracts was an important tool we used for the management of interest rate risk and to maintain our targeted portfolio duration.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments.

    We thank you for your continued investment in Invesco Quality Income Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: US Bureau of Economic Analysis

4 Source: US Department of the Treasury

5 Source: Bloomberg L.P.

Portfolio manager(s):

Mario Clemente

Clint Dudley

Brian Norris

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors

2 Invesco Quality Income Fund

such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3 Invesco Quality Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4 Invesco Quality Income Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (5/31/84)	5.98%
10 Years	2.68
5 Years	2.25
1 Year	1.02

Class C Shares
Inception (8/13/93)	3.97%
10 Years	2.50
5 Years	2.36
1 Year	3.74

Class R Shares
10 Years	2.85%
5 Years	2.85
1 Year	5.12

Class Y Shares
Inception (9/25/06)	3.69%
10 Years	3.38
5 Years	3.37
1 Year	5.67

Class R5 Shares
Inception (6/1/10)	3.44%
10 Years	3.43
5 Years	3.46
1 Year	5.59

Class R6 Shares
10 Years	3.27%
5 Years	3.43
1 Year	5.77

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen U.S. Mortgage Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen U.S. Mortgage Fund (renamed Invesco U.S. Mortgage Fund and subsequently Invesco Quality Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on May 15, 2020. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value, restated to reflect the higher 12b-1 fees applicable to Class R shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5 Invesco Quality Income Fund

Supplemental Information

Invesco Quality Income Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6 Invesco Quality Income Fund

Fund Information

Portfolio Composition

By security type	% of total investments

U.S. Government Sponsored Agency Mortgage-Backed Securities	84.94%
Asset-Backed Securities	11.81
Security types each less than 1% portfolio	0.92
Money Market Funds	2.33

Top Five Debt Issuers*

% of total net assets
1. Federal National Mortgage Association	47.92%
2. Federal Home Loan Mortgage Corp.	22.96
3. Uniform Mortgage-Backed Securities	17.54
4. Government National Mortgage Association	15.52
5. Fannie Mae REMICs	2.33

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

7                                    Invesco Quality Income Fund

Schedule of Investments

December 31, 2020

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–109.35%
Collateralized Mortgage Obligations–5.41%
Fannie Mae ACES, 0.27%, 12/25/2022(a)	$101,264,543	$319,277
Fannie Mae Grantor Trust, 7.50%, 01/19/2039(a)	174,392	189,895
Fannie Mae Interest STRIPS, IO, 7.50%, 05/25/2023 to 01/25/2032(b)	428,008	38,541
6.50%, 10/25/2024 to 02/25/2033(b)	1,912,761	348,238
7.00%, 02/25/2028(b)	391,083	54,239
8.00%, 05/25/2030(b)	419,262	90,616
6.00%, 02/25/2033 to 09/25/2035(b)	2,172,188	388,545
6.00%, 10/25/2033(d)	172,935	32,516
5.50%, 11/25/2033 to 06/25/2035(b)	1,077,468	188,154
PO, 0.00%, 09/25/2032(c)	64,709	61,076
Fannie Mae REMICs, 8.50%, 09/25/2021	11	11
3.50%, 02/25/2022 to 08/25/2042(b)	3,485,648	1,277,266
4.50%, 12/25/2022 to 02/25/2043(b)	549,951	92,611
4.00%, 07/25/2024 to 08/25/2047(b)	5,160,499	4,075,184
5.50%, 10/25/2024 to 07/25/2046(b)	1,382,726	1,017,663
2.50%, 12/25/2025 to 10/25/2026	1,545,825	1,598,059
3.00%, 12/25/2025 to 05/25/2037(b)	10,197,627	2,139,673
7.00%, 03/18/2027 to 05/25/2033(b)	799,387	545,361
6.50%, 10/25/2028 to 05/25/2033(b)	235,012	241,437
1.15% (1 mo. USD LIBOR + 1.00%), 12/25/2031 to 12/25/2032(e)	563,069	574,045
1.16% (1 mo. USD LIBOR + 1.00%), 03/18/2032 to 12/18/2032(e)	496,403	505,710
0.65% (1 mo. USD LIBOR + 0.50%), 08/25/2032 to 06/25/2046(e)	1,759,707	1,774,160
0.66% (1 mo. USD LIBOR + 0.50%), 10/18/2032(e)	52,896	53,133
0.55% (1 mo. USD LIBOR + 0.40%), 03/25/2033 to 03/25/2042(e)	345,875	347,443
13.80% (1 mo. USD LIBOR + 14.10%), 12/25/2033(e)	1,481	1,493
0.49% (1 mo. USD LIBOR + 0.34%), 06/25/2035(e)	1,309,434	1,314,498
0.50% (1 mo. USD LIBOR + 0.35%), 08/25/2035 to 10/25/2035(e)	1,306,267	1,312,636

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
24.02% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(e)	$193,121	$317,333
23.66% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(e)	288,439	457,627
1.09% (1 mo. USD LIBOR + 0.94%), 06/25/2037(e)	907,595	929,522
0.60% (1 mo. USD LIBOR + 0.45%), 08/25/2037(e)	379,066	382,617
2.75%, 01/25/2039	1,787,837	1,808,155
6.60%, 06/25/2039(a)	535,606	637,217
5.00%, 04/25/2040 to 09/25/2047(b)(e)	3,957,224	1,059,848
2.00%, 05/25/2044	1,369,085	1,400,963
IO, 6.55% (6.70% - 1 mo. USD LIBOR), 02/25/2024 to 05/25/2035(b)(e)	1,060,277	196,458
8.00%, 08/18/2027 to 09/18/2027(b)	356,677	57,335
0.75%, 10/25/2031(b)	5,708	116
7.75% (7.90% - 1 mo. USD LIBOR), 11/25/2031(b)(e)	120,721	25,406
7.74% (7.90% - 1 mo. USD LIBOR), 12/18/2031(b)(e)	117,927	21,794
7.80% (7.95% - 1 mo. USD LIBOR), 01/25/2032(b)(e)	83,544	17,255
7.84% (8.00% - 1 mo. USD LIBOR), 03/18/2032(b)(e)	187,110	42,357
7.95% (8.10% - 1 mo. USD LIBOR), 03/25/2032 to 04/25/2032(b)(e)	256,223	57,851
6.85% (7.00% - 1 mo. USD LIBOR), 04/25/2032 to 08/25/2032(b)(e)	396,886	75,682
7.65% (7.80% - 1 mo. USD LIBOR), 04/25/2032(b)(e)	88,080	19,381
7.85% (8.00% - 1 mo. USD LIBOR), 07/25/2032 to 09/25/2032(b)(e)	574,408	128,307
7.94% (8.10% - 1 mo. USD LIBOR), 12/18/2032(b)(e)	359,231	73,457
8.10% (8.25% - 1 mo. USD LIBOR), 02/25/2033 to 05/25/2033(b)(e)	472,158	111,696
6.00%, 05/25/2033(b)	23,806	5,209
5.90% (6.05% - 1 mo. USD LIBOR), 03/25/2035 to 07/25/2038(b)(e)	1,388,549	253,061
6.60% (6.75% - 1 mo. USD LIBOR), 03/25/2035(b)(e)	85,777	14,699
6.45% (6.60% - 1 mo. USD LIBOR), 05/25/2035(b)(e)	305,313	49,894
6.50% (1 mo. USD LIBOR + 6.65%), 03/25/2039(b)(e)	2,824,578	209,729
6.40% (6.55% - 1 mo. USD LIBOR), 10/25/2041(b)(e)	244,421	51,440
6.00% (6.15% - 1 mo. USD LIBOR), 12/25/2042(b)(e)	782,573	155,726

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                                    Invesco Quality Income Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
2.20%, 02/25/2056(d)	$8,705,673	$568,972
Freddie Mac Multifamily Structured Pass-Through Ctfs., Series KC02, Class X1, 0.50%, 03/25/2024(a)	253,391,992	2,748,644
Series KC03, Class X1, 0.63%, 11/25/2024(a)	22,150,288	364,981
0.54%, 09/25/2025(a)	62,044,188	1,386,905
Series K734, Class X1, 0.65%, 02/25/2026(a)	16,975,731	485,333
Series K735, Class X1, 1.10%, 05/25/2026(a)	15,883,551	727,768
Series K093, Class X1, 0.95%, 05/25/2029(a)	13,274,019	928,747
Series Q004, Class AFL, 1.35% (12 mo. MTA Rate + 0.74%), 05/25/2044(e)	631,386	631,069
Freddie Mac REMICs, 5.00%, 09/15/2023	171,469	178,181
2.00%, 12/15/2023 to 09/15/2025	633,027	644,461
1.89% (COFI + 1.37%), 03/15/2024(e)	167,023	169,685
2.50%, 07/15/2024 to 07/15/2038(b)	4,589,699	3,107,034
4.00%, 10/15/2024 to 03/15/2045(b)	2,255,172	1,145,722
5.50%, 04/15/2025	406	402
3.50%, 11/15/2025 to 05/15/2032	1,709,275	1,805,410
3.00%, 04/15/2026 to 05/15/2040(b)	11,091,073	3,033,411
6.95%, 03/15/2028	212,926	241,473
6.50%, 08/15/2028 to 03/15/2032	2,023,475	2,281,284
0.76% (1 mo. USD LIBOR + 0.60%), 01/15/2029 to 12/15/2032(e)	133,200	134,469
6.00%, 01/15/2029 to 04/15/2029	334,863	378,577
0.51% (1 mo. USD LIBOR + 0.35%), 02/15/2029(e)	174,749	171,007
1.05% (1 mo. USD LIBOR + 0.90%), 03/15/2029(e)	196,458	199,320
0.56% (1 mo. USD LIBOR + 0.40%), 06/15/2029 to 11/15/2039(e)	487,750	489,154
0.81% (1 mo. USD LIBOR + 0.65%), 07/15/2029(e)	47,960	48,331
8.00%, 03/15/2030	85,818	102,980
1.11% (1 mo. USD LIBOR + 0.95%), 08/15/2031(e)	135,025	137,852
0.66% (1 mo. USD LIBOR + 0.50%), 02/15/2032 to 03/15/2032(e)	405,045	406,925
1.16% (1 mo. USD LIBOR + 1.00%), 02/15/2032 to 03/15/2032(e)	268,524	274,239
0.71% (1 mo. USD LIBOR + 0.55%), 03/15/2032 to 10/15/2036(e)	697,067	705,672
24.17% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(e)	37,819	62,787

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
0.46% (1 mo. USD LIBOR + 0.30%), 03/15/2036(e)	$2,015,630	$2,020,797
0.61% (1 mo. USD LIBOR + 0.45%), 07/15/2037(e)	152,628	154,064
0.65% (1 mo. USD LIBOR + 0.50%), 03/15/2042(e)	183,117	185,310
IO, 5.84% (1 mo. USD LIBOR + 6.00%), 03/15/2024 to 04/15/2038(b)(e)	735,110	57,459
7.49% (7.65% - 1 mo. USD LIBOR), 07/15/2026(b)(e)	39,294	4,723
8.55% (8.70% - 1 mo. USD LIBOR), 07/17/2028(b)(e)	140,412	13,223
7.94% (8.10% - 1 mo. USD LIBOR), 06/15/2029 to 09/15/2029(b)(e)	277,974	52,760
6.54% (6.70% - 1 mo. USD LIBOR), 01/15/2035(b)(e)	1,094,265	201,386
6.59% (6.75% - 1 mo. USD LIBOR), 02/15/2035(b)(e)	194,489	35,122
6.56% (6.72% - 1 mo. USD LIBOR), 05/15/2035(b)(e)	314,178	49,889
6.84% (7.00% - 1 mo. USD LIBOR), 12/15/2037(b)(e)	23,618	5,392
5.91% (6.07% - 1 mo. USD LIBOR), 05/15/2038(b)(e)	1,331,745	265,818
2.57%, 02/15/2039(d)	3,581,049	232,123
6.09% (6.25% - 1 mo. USD LIBOR), 12/15/2039(b)(e)	326,976	62,233
5.94% (6.10% - 1 mo. USD LIBOR), 01/15/2044(b)(e)	576,313	62,939
Freddie Mac Seasoned Loans Structured Transaction, Series 2019-1, Class A2, 3.50%, 05/25/2029	2,000,000	2,210,966
Freddie Mac STRIPS, IO, 3.00%, 12/15/2027(b)	882,179	58,192
3.27%, 12/15/2027(d)	230,449	12,420
6.50%, 02/01/2028(b)	49,441	7,083
7.00%, 09/01/2029(b)	373,769	66,324
7.50%, 12/15/2029(b)	26,680	5,060
8.00%, 06/15/2031(b)	627,582	124,084
6.00%, 12/15/2032(b)	129,933	20,933
0.00%, 12/01/2031 to 03/01/2032(c)	335,759	312,899
0.66% (1 mo. USD LIBOR + 0.50%), 05/15/2036(e)	971,769	961,317
Freddie Mac Structured Pass-Through Ctfs., 6.50%, 02/25/2043	1,482,394	1,808,052
Freddie Mac Whole Loan Securities Trust, Series 2015-SC02, Class 1A, 3.00%, 09/25/2045	715,955	728,461
		60,421,439

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                                    Invesco Quality Income Fund

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–22.96%
5.00%, 04/01/2021 to 06/01/2040	$3,563,771	$4,145,717
6.50%, 04/01/2021 to 04/01/2034	1,035,512	1,153,634
9.00%, 08/01/2022 to 05/01/2025	6,803	7,379
6.00%, 10/01/2022 to 10/01/2029	437,275	495,797
5.50%, 01/01/2024 to 12/01/2036	423,261	451,600
3.50%, 08/01/2026 to 05/01/2050	74,181,700	80,126,287
2.50%, 02/01/2031 to 09/01/2050	11,002,627	11,678,232
8.50%, 03/01/2031 to 08/01/2031	161,175	192,018
7.00%, 10/01/2031 to 10/01/2037	301,418	350,453
7.50%, 01/01/2032 to 08/01/2037	7,800,871	9,121,464
3.00%, 02/01/2032 to 05/01/2050	82,402,831	87,945,795
8.00%, 08/01/2032	121,314	145,218
4.50%, 05/01/2038 to 11/01/2049	11,897,057	13,305,274
5.35%, 07/01/2038 to 10/17/2038	1,358,270	1,553,977
5.80%, 10/01/2038 to 01/20/2039	631,979	723,025
5.45%, 11/25/2038	1,567,143	1,822,574
4.00%, 06/01/2042 to 11/01/2049	39,492,563	43,409,198
		256,627,642

Federal National Mortgage Association (FNMA)–47.92%
6.00%, 01/01/2021 to 05/01/2040	4,782,090	5,238,623
4.26%, 07/01/2021	2,684,504	2,691,747
5.50%, 09/01/2021 to 04/01/2038	6,697,932	7,444,893
5.00%, 06/01/2022 to 01/01/2041	4,009,173	4,569,130
6.50%, 06/01/2022 to 11/01/2038	3,967,667	4,491,052
2.00%, 03/01/2023 to 11/01/2035	24,433,664	25,621,021
4.50%, 04/01/2023 to 12/01/2049	13,279,815	14,692,777
7.00%, 07/01/2023 to 01/01/2036	2,257,559	2,605,404
0.38%, 08/25/2025	4,000,000	4,000,090
0.50%, 11/07/2025	17,000,000	17,075,399
1.88%, 09/24/2026	12,158,000	13,149,609
7.50%, 02/01/2027 to 08/01/2037	3,266,074	3,829,500
3.00%, 02/01/2028 to 06/01/2050	103,379,322	110,363,206
3.59%, 10/01/2028	9,586,000	11,158,161
3.79%, 11/01/2028	10,962,000	12,846,712
9.50%, 04/01/2030	14,748	16,505
3.50%, 11/01/2030 to 05/01/2050	168,306,263	182,075,941

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
8.50%, 07/01/2032 to 10/01/2032	$254,735	$311,969
5.63%, 08/01/2032	111,098	115,996
8.00%, 04/01/2033	270,175	331,580
2.50%, 03/01/2035 to 10/01/2050	17,394,416	18,461,775
5.45%, 01/01/2038	263,541	285,869
4.00%, 02/01/2042 to 03/01/2050	85,247,837	94,262,327
		535,639,286

Government National Mortgage Association (GNMA)–15.52%
9.50%, 04/15/2020 to 01/15/2022	1,387	1,390
8.00%, 06/15/2021 to 09/15/2028	12,715	12,762
7.00%, 11/15/2022 to 01/20/2030	281,128	303,741
9.00%, 02/15/2023	387	389
6.50%, 01/15/2024 to 11/15/2028	64,320	71,479
3.00%, 12/16/2025 to 02/20/2050	4,553,760	4,785,029
6.00%, 06/15/2028 to 04/20/2029	158,717	179,371
7.50%, 06/15/2028 to 08/15/2028	165,642	169,611
5.50%, 05/15/2033 to 10/15/2034	429,230	493,107
4.77%, 07/17/2033	201,894	208,493
7.14%, 11/20/2033(a)	2,060,800	2,351,804
5.00%, 11/20/2037	463,677	521,482
5.89%, 01/20/2039(a)	1,164,881	1,363,453
3.50%, 04/20/2040 to 06/20/2050	27,060,300	29,048,239
4.50%, 07/20/2041(a)	1,154,409	1,294,858
2.82%, 09/20/2041(a)	1,041,480	1,090,782
0.60% (1 mo. USD LIBOR + 0.45%), 07/20/2044(e)	716,022	717,448
4.00%, 02/20/2048 to 03/20/2050	6,486,177	7,131,614
IO, 6.50% (6.65% - 1 mo. USD LIBOR), 04/16/2041(b)(e)	1,928,883	336,353
4.50%, 09/16/2047(b)	1,279,054	186,239
6.05% (6.20% - 1 mo. USD LIBOR), 10/16/2047(b)(e)	1,290,740	235,000
TBA, 2.00%, 01/01/2051(f)	44,200,000	46,218,295
2.50%, 01/01/2051(f)	63,648,000	67,369,947
Series 2020-137, Class A, 1.50%, 04/16/2062	9,239,185	9,427,761
		173,518,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                                    Invesco Quality Income Fund

	Principal Amount	Value
Uniform Mortgage-Backed Securities–17.54%
TBA, 1.50%, 01/01/2036(f)	$56,620,000	$58,252,654
2.00%, 01/01/2036 to 02/01/2051(f)	184,410,000	124,391,753
2.50%, 02/01/2051(f)	12,714,000	13,377,992
		196,022,399
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $1,217,189,704)		1,222,229,413

Asset-Backed Securities–15.20%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 2A21, 3.31%, 10/25/2035(a)	320,431	296,756
Agate Bay Mortgage Trust, Series 2015-2, Class B1, 3.71%, 03/25/2045(a)(g)	2,709,251	2,844,755
American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 06/12/2025(g)	1,165,000	1,209,698
AmeriCredit Automobile Receivables Trust, Series 2019-2, Class D, 2.99%, 06/18/2025	2,215,000	2,319,642
Series 2019-3, Class D, 2.58%, 09/18/2025	1,055,000	1,096,105
Arroyo Mortgage Trust, Series 2019-3, Class A3, 3.42%, 10/25/2048(a)(g)	3,599,916	3,691,628
Banc of America Funding Trust, Series 2006-3, Class 5A5, 5.50%, 03/25/2036	45,968	46,047
Series 2006-A, Class 1A1, 2.83%, 02/20/2036(a)	453,907	445,222
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A1, 3.33%, 03/25/2035(a)	1,124,004	1,103,322
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.52%, 01/15/2051(d)	17,691,731	518,125
BX Commercial Mortgage Trust, Series 2018-BIOA, Class C, 1.28% (1 mo. USD LIBOR + 1.12%), 03/15/2037(e)(g)	6,500,000	6,515,552
CarMax Auto Owner Trust, Series 2017-4, Class D, 3.30%, 05/15/2024	3,590,000	3,674,035
Series 2018-1, Class D, 3.37%, 07/15/2024	1,925,000	1,992,230
CCG Receivables Trust, Series 2018-1, Class C, 3.42%, 06/16/2025(g)	190,000	191,958
Series 2019-1, Class B, 3.22%, 09/14/2026(g)	1,400,000	1,455,175
Series 2019-1, Class C, 3.57%, 09/14/2026(g)	340,000	353,282
Series 2019-2, Class C, 2.89%, 03/15/2027(g)	405,000	415,647
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.92%, 11/13/2050(d)	7,403,818	306,980

	Principal Amount	Value
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class B, 1.13% (1 mo. USD LIBOR + 0.97%), 07/15/2032(e)(g)	$2,740,630	$2,742,328
Series 2017-BIOC, Class C, 1.21% (1 mo. USD LIBOR + 1.05%), 07/15/2032(e)(g)	2,698,607	2,700,319
Chase Mortgage Finance Corp., Series 2016-2, Class M4, 3.75%, 12/25/2045(a)(g)	1,846,142	1,868,520
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(a)(g)	1,809,260	1,815,761
Chase Mortgage Finance Trust, Series 2005-A1, Class 3A1, 3.05%, 12/25/2035(a)	20,207	19,673
Series 2007-A2, Class 2A1, 2.77%, 06/25/2035(a)	396,969	398,836
Series 2007-A2, Class 2A4, 2.77%, 06/25/2035(a)	366,715	366,171
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 0.69% (1 mo. USD LIBOR + 0.54%), 02/25/2035(e)	258,805	247,590
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class XA, IO, 1.03%, 11/10/2046(d)	5,251,319	129,435
Series 2017-C4, Class XA, IO, 1.10%, 10/12/2050(d)	19,623,512	1,038,639
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, 2.46%, 08/25/2034(a)	88,360	86,066
Series 2005-11, Class A2A, 2.53% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(e)	757,226	772,611
Series 2006-AR2, Class 1A2, 3.63%, 03/25/2036(a)	29,188	27,917
Commercial Mortgage Trust, Series 2013-LC13, Class XA, IO, 1.11%, 08/10/2046	26,125,203	635,715
Series 2014-FL5, Class B, 1.53% (1 mo. USD LIBOR + 2.15%), 10/15/2031(e)(g)	34,686	34,080
Series 2015-CR24, Class XA, IO, 0.76%, 08/10/2048(d)	40,882,006	1,216,048
Series 2015-CR26, Class C, 4.48%, 10/10/2048(a)	1,997,000	2,122,814
Commonbond Student Loan Trust, Series 2018-CGS, Class A1, 3.87%, 02/25/2046(g)	2,120,446	2,188,946
Credit Suisse Mortgage Capital Trust, Series 2013-7, Class B1, 3.55%, 08/25/2043(a)(g)	3,302,703	3,431,840
Credit Suisse Mortgage Loan Trust, Series 2015-1, Class A9, 3.50%, 05/25/2045(a)(g)	1,043,517	1,064,057
CSFB Mortgage-Backed Pass-Through Ctfs., Series 2004-AR5, Class 5A1, 3.47%, 06/25/2034(a)	568,378	580,928
Dell Equipment Finance Trust, Series 2019-2, Class D, 2.48%, 04/22/2025(g)	875,000	889,413
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Ctfs., Series 2007-WM1, Class A1, 3.26%, 06/27/2037(a)(g)	2,229,713	2,228,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                                    Invesco Quality Income Fund

	Principal Amount	Value
Drive Auto Receivables Trust, Series 2018-3, Class D, 4.30%, 09/16/2024	$1,650,000	$1,709,987
Series 2019-1, Class D, 4.09%, 06/15/2026	2,410,000	2,525,879
Series 2019-2, Class D, 3.69%, 08/17/2026	2,565,000	2,699,157
Series 2019-3, Class D, 3.18%, 10/15/2026	2,750,000	2,866,126
DT Auto Owner Trust, Series 2019-1A, Class D, 3.87%, 11/15/2024(g)	1,790,000	1,864,036
Series 2019-2A, Class D, 3.48%, 02/18/2025(g)	970,000	1,007,407
Series 2019-3A, Class D, 2.96%, 04/15/2025(g)	570,000	589,691
Series 2019-4A, Class D, 2.85%, 07/15/2025(g)	1,830,000	1,887,757
Exeter Automobile Receivables Trust, Series 2019-1A, Class D, 4.13%, 12/16/2024(g)	2,530,000	2,638,844
FREMF Mortgage Trust, Series 2013-K25, Class C, 3.62%, 11/25/2045(a)(g)	805,000	836,746
Series 2013-K26, Class C, 3.60%, 12/25/2045(a)(g)	550,000	574,053
Series 2013-K27, Class C, 3.50%, 01/25/2046(a)(g)	850,000	886,160
Series 2014-K36, Class C, 4.50%, 12/25/2046(a)(g)	3,250,000	3,512,665
Series 2014-K38, Class C, 4.63%, 06/25/2047(a)(g)	5,250,000	5,749,299
Series 2014-K715, Class C, 4.12%, 02/25/2046(a)(g)	2,205,000	2,202,085
Galton Funding Mortgage Trust, Series 2018-1, Class A33, 3.50%, 11/25/2057(a)(g)	1,696,439	1,735,350
Series 2019-H1, Class B1, 3.89%, 10/25/2059(a)(g)	2,000,000	1,959,962
GMACM Mortgage Loan Trust, Series 2005-AR3, Class 2A1, 3.30%, 06/19/2035(a)	901,023	914,828
GSAA Home Equity Trust, Series 2007-7, Class A4, 0.69% (1 mo. USD LIBOR + 0.54%), 07/25/2037(e)	58,550	57,251
GSR Mortgage Loan Trust, Series 2004-12, Class 3A6, 2.64%, 12/25/2034(a)	374,519	370,493
Series 2005-AR, Class 6A1, 3.33%, 07/25/2035(a)	235,816	240,769
Home Partners of America Trust, Series 2017-1, Class C, 1.70% (1 mo. USD LIBOR + 1.55%), 07/17/2034(e)(g)	3,000,000	3,001,627
Series 2017-1, Class D, 2.05% (1 mo. USD LIBOR + 1.90%), 07/17/2034(e)(g)	6,620,000	6,624,705

	Principal Amount	Value
Invitation Homes Trust, Series 2017-SFR2, Class C, 1.60% (1 mo. USD LIBOR + 1.45%), 12/17/2036(e)(g)	$3,208,000	$3,218,984
Series 2017-SFR2, Class D, 1.95% (1 mo. USD LIBOR + 1.80%), 12/17/2036(e)(g)	7,904,401	7,952,248
Series 2018-SFR3, Class B, 1.30% (1 mo. USD LIBOR + 1.15%), 07/17/2037(e)(g)	5,000,000	5,004,951
Series 2018-SFR4, Class C, 1.55% (1 mo. USD LIBOR + 1.40%), 01/17/2038(e)(g)	4,229,000	4,243,593
JP Morgan Mortgage Trust, Series 2005-A1, Class 3A1, 3.30%, 02/25/2035(a)	734,989	714,316
Series 2005-A3, Class 6A5, 3.79%, 06/25/2035(a)	519,159	523,924
Series 2014-1, Class 1A17, 4.00%, 01/25/2044(a)(g)	1,498,516	1,531,929
Series 2015-3, Class A3, 3.50%, 05/25/2045(a)(g)	2,003,834	2,043,436
Series 2017-5, Class A1, 3.13%, 10/26/2048(a)(g)	2,146,622	2,203,513
Series 2018-7FRB, Class A2, 0.90% (1 mo. USD LIBOR + 0.75%), 04/25/2046(e)(g)	3,091,240	3,091,046
Series 2019-INV2, Class A15, 3.50%, 02/25/2050(a)(g)	604,254	622,625
Luminent Mortgage Trust, Series 2006-1, Class A1, 0.87% (1 mo. USD LIBOR + 0.24%), 04/25/2036(e)	43,938	38,617
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A2, 3.11%, 04/21/2034(a)	182,868	183,262
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 2.61%, 11/25/2035(a)	357,781	355,923
Series 2005-A, Class A1, 0.61% (1 mo. USD LIBOR + 0.46%), 03/25/2030(e)	432,856	426,611
Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.79%, 12/15/2050(d)	6,726,605	297,625
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 0.90% (1 mo. USD LIBOR + 0.75%), 01/25/2048(e)(g)	2,372,343	2,378,089
Series 2019-NQM4, Class A3, 2.80%, 09/25/2059(a)(g)	6,114,949	6,212,254
Progress Residential Trust, Series 2020-SFR1, Class C, 2.18%, 04/17/2037(g)	2,500,000	2,539,367
RBSSP Resecuritization Trust, Series 2010-1, Class 2A1, 3.04%, 07/26/2045(a)(g)	155,846	157,149
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A2, 0.69% (1 mo. USD LIBOR + 0.27%), 02/25/2046(e)	45,861	15,092
Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	47,422	44,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                                    Invesco Quality Income Fund

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2019-1, Class D, 3.65%, 04/15/2025	$2,680,000	$2,797,125
Series 2019-2, Class D, 3.22%, 07/15/2025	1,610,000	1,675,353
Series 2019-3, Class D, 2.68%, 10/15/2025	1,280,000	1,316,801
Sapphire Aviation Finance II Ltd., Series 2020-1A, Class B, 4.34%, 03/15/2040(g)	5,610,803	4,651,947
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, 3.75%, 07/25/2043(a)(g)	969,028	988,055
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.45% (1 mo. USD LIBOR + 0.30%), 09/25/2034(e)	342,832	318,951
Series 2004-20, Class 3A1, 2.98%, 01/25/2035(a)	106,020	106,976
Structured Asset Mortgage Investments II Trust, Series 2005-AR2, Class 2A1, 0.61% (1 mo. USD LIBOR + 0.46%), 05/25/2045(e)	731,796	718,802
Structured Asset Sec Mortgage Pass-Through Ctfs., Series 2002-21A, Class B1II, 2.34%, 11/25/2032(a)	122,187	120,557
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.00%, 11/15/2050(d)	12,884,098	620,438
Vendee Mortgage Trust, Series 1999-3, Class IO, 0.00%, 10/15/2029(d)	7,208,285	64
Series 2001-3, Class IO, 0.00%, 10/15/2031(d)	3,337,995	180
Series 2002-2, Class IO, 0.05%, 01/15/2032(d)	8,496,413	9,275
Series 2002-3, Class IO, 0.30%, 08/15/2032(d)	11,674,162	105,459
Series 2003-1, Class IO, 0.12%, 11/15/2032(d)	17,241,132	57,097
Verus Securitization Trust, Series 2018-3, Class A-2, 4.18%, 10/25/2058(a)(g)	2,215,173	2,230,815
Series 2019-INV3, Class A2, 2.95%, 11/25/2059(a)(g)	2,370,139	2,428,752
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2003-AR10, Class A7, 2.57%, 10/25/2033(a)	215,076	216,580
WaMu Mortgage Pass-Through Trust, Series 2007-HY2, Class 2A1, 3.05%, 11/25/2036(a)	77,338	72,184
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 0.88%, 12/15/2050(d)	9,319,794	476,065

	Principal Amount	Value
Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.00%, 10/16/2023(g)	$3,000,000	$3,091,499
WFRBS Commercial Mortgage Trust, Series 2013-C17, Class D, 5.04%, 12/15/2046(a)(g)	2,600,000	2,541,342
Total Asset-Backed Securities (Cost $168,417,050)		169,880,177

Agency Credit Risk Transfer Notes–0.84%
Fannie Mae Connecticut Avenue Securities Series 2015-C02, Class 1M2, 4.15% (1 mo. USD LIBOR + 4.00%), 05/25/2025(e)	5,533,523	5,654,307
Series 2015-C03, Class 2M2, 5.15% (1 mo. USD LIBOR + 5.00%), 07/25/2025(e)	1,867,346	1,901,938
Freddie Mac Series 2014-DN1, Class M2, STACR® , 2.35% (1 mo. USD LIBOR + 2.20%), 02/25/2024(e)	139,086	139,124
Series 2018-HRP2, Class M2, STACR® ,1.40% (1 mo. USD LIBOR + 1.25%), 02/25/2047(e)(g)	1,178,670	1,178,438
Series 2019-HRP1, Class M2, STACR® ,1.55% (1 mo. USD LIBOR + 1.40%), 02/25/2049(e)(g)	493,748	493,473
Total Agency Credit Risk Transfer Notes (Cost $8,800,875)		9,367,280

U.S. Treasury Securities–0.35%
U.S. Treasury Bills–0.35%
0.11%, 02/04/2021 (Cost $3,861,613)(h)(i)	3,862,000	3,861,613

	Shares

Money Market Funds–3.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(j)(k)	11,733,420	11,733,420
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(j)(k)	8,377,579	8,380,092
Invesco Treasury Portfolio, Institutional Class, 0.01%(j)(k)	13,409,570	13,409,570
Total Money Market Funds (Cost $33,523,920)		33,523,082
TOTAL INVESTMENTS IN SECURITIES–128.74% (Cost $1,431,793,162)		1,438,861,565
OTHER ASSETS LESS LIABILITIES–(28.74)%		(321,188,200)
NET ASSETS–100.00%		$1,117,673,365

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                                    Invesco Quality Income Fund

Investment Abbreviations:

ACES	– Automatically Convertible Extendable Security
COFI	– Cost of Funds Index
Ctfs.	– Certificates
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
MTA	– Moving Treasury Average
PO	– Principal Only
REMICs	– Real Estate Mortgage Investment Conduits
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2020.

(b)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(c)	Zero coupon bond issued at a discount.
(d)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2020.

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2020.
(f)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $129,515,176, which represented 11.59% of the Fund’s Net Assets.

(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 3,572,621	$296,425,935	$(288,265,136)	$ -	$ -	$11,733,420	$21,268
Invesco Liquid Assets Portfolio, Institutional Class	2,509,650	186,496,437	(180,637,992)	(822)	12,819	8,380,092	20,848
Invesco Treasury Portfolio, Institutional Class	4,082,995	295,769,321	(286,442,746)	-	-	13,409,570	15,501
Total	$10,165,266	$778,691,693	$(755,345,874)	$(822)	$12,819	$33,523,082	$57,617

(k)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	65	March-2021	$14,363,477	$11,578	$11,578
U.S. Treasury Long Bonds	57	March-2021	9,871,688	(126,592)	(126,592)
Subtotal–Long Futures Contracts				(115,014)	(115,014)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	248	March-2021	(31,288,688)	(65,711)	(65,711)
U.S. Treasury 10 Year Notes	95	March-2021	(13,117,422)	(14,564)	(14,564)
U.S. Treasury 10 Year Ultra Bonds	42	March-2021	(6,567,094)	(7,827)	(7,827)
U.S. Treasury Ultra Bonds	130	March-2021	(27,763,125)	384,633	384,633
Subtotal–Short Futures Contracts				296,531	296,531
Total Futures Contracts				$181,517	$181,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14 Invesco Quality Income Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $1,398,269,242)	$1,405,338,483
Investments in affiliated money market funds, at value (Cost $ 33,523,920)	33,523,082
Receivable for:
Investments sold	226,417,362
Fund shares sold	644,253
Dividends	6,389
Interest	3,123,651
Principal paydowns	2,348
Investment for trustee deferred compensation and retirement plans	281,998
Other assets	58,533
Total assets	1,669,396,099

Liabilities:
Other investments:
Variation margin payable - futures contracts	109,479
Payable for:
Investments purchased	548,502,293
Dividends	565,371
Fund shares reacquired	1,471,715
Amount due custodian	65,713
Accrued fees to affiliates	642,381
Accrued other operating expenses	69,617
Trustee deferred compensation and retirement plans	296,165
Total liabilities	551,722,734
Net assets applicable to shares outstanding	$1,117,673,365

Net assets consist of:
Shares of beneficial interest	$1,171,205,885
Distributable earnings (loss)	(53,532,520)
$1,117,673,365

Net Assets:
Class A	$816,714,703
Class C	$53,820,894
Class R	$27,785,185
Class Y	$185,925,127
Class R5	$395,100
Class R6	$33,032,356

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	68,632,657
Class C	4,552,506
Class R	2,337,140
Class Y	15,562,544
Class R5	33,168
Class R6	2,765,144
Class A:
Net asset value per share	$11.90
Maximum offering price per share (Net asset value of $11.90 ÷ 95.75%)	$12.43
Class C:
Net asset value and offering price per share	$11.82
Class R:
Net asset value and offering price per share	$11.89
Class Y:
Net asset value and offering price per share	$11.95
Class R5:
Net asset value and offering price per share	$11.91
Class R6:
Net asset value and offering price per share	$11.95

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                                    Invesco Quality Income Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:

Interest	$29,531,723
Dividends from affiliated money market funds	57,617
Total investment income	29,589,340

Expenses:
Advisory fees	4,084,411
Administrative services fees	138,524
Custodian fees	2,879
Distribution fees:
Class A	1,542,664
Class C	448,476
Class R	87,510
Transfer agent fees – A, C, R and Y	1,326,000
Transfer agent fees – R5	3,218
Transfer agent fees – R6	3,895
Trustees’ and officers’ fees and benefits	30,695
Registration and filing fees	84,689
Reports to shareholders	3,781
Professional services fees	41,725
Other	247
Total expenses	7,798,714
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(306,936)
Net expenses	7,491,778
Net investment income	22,097,562

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	38,795,304
Affiliated investment securities	12,819
Futures contracts	(1,659,670)
37,148,453
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(6,896,392)
Affiliated investment securities	(822)
Futures contracts	(54,230)
(6,951,444)
Net realized and unrealized gain	30,197,009
Net increase in net assets resulting from operations	$52,294,571

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16 Invesco Quality Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019
Operations:
Net investment income	$22,097,562	$15,665,596
Net realized gain	37,148,453	8,935,334
Change in net unrealized appreciation (depreciation)	(6,951,444)	4,624,604
Net increase in net assets resulting from operations	52,294,571	29,225,534

Distributions to shareholders from distributable earnings:
Class A	(23,122,916)	(11,582,309)
Class C	(1,332,187)	(221,275)
Class R	(591,176)	–
Class Y	(6,224,427)	(1,012,449)
Class R5	(2,818,925)	(5,522,068)
Class R6	(2,473,646)	(814,714)
Total distributions from distributable earnings	(36,563,277)	(19,152,815)

Share transactions–net:
Class A	505,809,357	(13,287,659)
Class C	44,527,497	(643,368)
Class R	27,566,316	–
Class Y	162,698,345	6,747,466
Class R5	(133,687,327)	(12,923,459)
Class R6	8,997,464	2,907,540
Net increase (decrease) in net assets resulting from share transactions	615,911,652	(17,199,480)
Net increase (decrease) in net assets	631,642,946	(7,126,761)

Net assets:
Beginning of year	486,030,419	493,157,180
End of year	$1,117,673,365	$486,030,419

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17 Invesco Quality Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/20	$11.72	$0.26	$0.36	$0.62	$(0.44)	$11.90	5.33	%(d)	$816,715	0.83	%(d)(e)	0.85	%(d)(e)	2.15	%(d)(e)	979%
Year ended 12/31/19	11.48	0.35	0.33	0.68	(0.44)	11.72	5.97	(f)	301,996	0.92	(f)	0.92	(f)	3.04	(f)	448
Year ended 12/31/18	11.95	0.36	(0.38)	(0.02)	(0.45)	11.48	(0.15	)(f)	308,880	0.94	(f)	0.94	(f)	3.10	(f)	416
Year ended 12/31/17	12.11	0.26	(0.02)	0.24	(0.40)	11.95	1.98	(f)	353,256	0.96	(f)	0.96	(f)	2.15	(f)	516
Year ended 12/31/16	12.22	0.27	0.04	0.31	(0.42)	12.11	2.50	(f)	390,037	0.92	(f)	0.93	(f)	2.19	(f)(g)	472
Class C
Year ended 12/31/20	11.64	0.16	0.37	0.53	(0.35)	11.82	4.57	(d)	53,821	1.60	(d)(e)	1.60	(d)(e)	1.38	(d)(e)	979
Year ended 12/31/19	11.40	0.27	0.32	0.59	(0.35)	11.64	5.19		8,659	1.68		1.68		2.28		448
Year ended 12/31/18	11.87	0.27	(0.38)	(0.11)	(0.36)	11.40	(0.93)		9,179	1.70		1.70		2.34		416
Year ended 12/31/17	12.02	0.16	(0.01)	0.15	(0.30)	11.87	1.28		13,178	1.72		1.72		1.39		516
Year ended 12/31/16	12.14	0.17	0.03	0.20	(0.32)	12.02	1.63		15,672	1.68		1.69		1.43	(g)	472
Class R
Period ended 12/31/20(h)	11.79	0.14	0.21	0.35	(0.25)	11.89	2.99		27,785	1.10	(e)(i)	1.10	(e)(i)	1.88	(e)(i)	979
Class Y
Year ended 12/31/20	11.77	0.29	0.36	0.65	(0.47)	11.95	5.59		185,925	0.52	(e)	0.61	(e)	2.46	(e)	979
Year ended 12/31/19	11.53	0.38	0.33	0.71	(0.47)	11.77	6.21		20,339	0.68		0.68		3.28		448
Year ended 12/31/18	12.00	0.39	(0.38)	0.01	(0.48)	11.53	0.11		13,189	0.70		0.70		3.34		416
Year ended 12/31/17	12.15	0.29	(0.01)	0.28	(0.43)	12.00	2.32		67,027	0.72		0.72		2.39		516
Year ended 12/31/16	12.27	0.30	0.03	0.33	(0.45)	12.15	2.67		67,532	0.68		0.69		2.43	(g)	472
Class R5
Year ended 12/31/20	11.76	0.30	0.33	0.63	(0.48)	11.91	5.42		395	0.46	(e)	0.46	(e)	2.52	(e)	979
Year ended 12/31/19	11.52	0.40	0.32	0.72	(0.48)	11.76	6.36		132,657	0.55		0.55		3.41		448
Year ended 12/31/18	12.00	0.40	(0.39)	0.01	(0.49)	11.52	0.16		142,812	0.56		0.56		3.48		416
Year ended 12/31/17	12.15	0.30	(0.01)	0.29	(0.44)	12.00	2.46		176,010	0.58		0.58		2.53		516
Year ended 12/31/16	12.26	0.32	0.03	0.35	(0.46)	12.15	2.86		142,657	0.55		0.56		2.56	(g)	472
Class R6
Year ended 12/31/20	11.77	0.30	0.36	0.66	(0.48)	11.95	5.69		33,032	0.46	(e)	0.46	(e)	2.52	(e)	979
Year ended 12/31/19	11.53	0.40	0.32	0.72	(0.48)	11.77	6.35		22,379	0.55		0.55		3.41		448
Year ended 12/31/18	12.00	0.40	(0.38)	0.02	(0.49)	11.53	0.25		19,097	0.56		0.56		3.48		416
Year ended 12/31/17(j)	12.14	0.23	(0.04)	0.19	(0.33)	12.00	1.61		10	0.58	(i)	0.58	(i)	2.53	(i)	516

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,606,141,382 in connection with the acquisition of Invesco Oppenheimer Limited-Term Government Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 0.99% for Class A and Class C shares, respectively.

(e)

Ratios are based on average daily net assets (000’s omitted) of $629,953, $45,343, $28,095, $158,487, $69,458 and $61,689 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended December 31, 2019, 2018, 2017 and 2016.

(g)

Amount includes the effect of a one-time reimbursement of custody expenses. The ratio of net investment income excluding these payments would have been 2.02%, 1.26%, 2.26% and 2.39% for Class A, Class C, Class Y and Class R5 shares, respectively.

(h)	Commencement date after the close of business on May 15, 2020.
(i)	Annualized.
(j)	Commencement date of April 4, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements. 18 Invesco Quality Income Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Quality Income Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. On May 15, 2020, the Fund began offering Class R shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

19 Invesco Quality Income Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

I.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

J.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time, although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and

20 Invesco Quality Income Fund

closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.
K.

Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

L.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective May 15, 2020, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 100 million	0.470%
Next $150 million	0.440%
Next $250 million	0.413%
Next $2 billion	0.383%
Next $2.5 billion	0.380%
Next $2.5 billion	0.365%
Next $2.5 billion	0.340%
Next $2.5 billion	0.295%
Over $12.5 billion	0.270%

Prior to May 15, 2020, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.470%
Next $ 500 million	0.445%
Next $ 500 million	0.420%
Next $ 500 million	0.395%
Next $ 2.5 billion	0.370%
Next $ 2.5 billion	0.345%
Next $ 2.5 billion	0.320%
Next $ 2.5 billion	0.295%
Over $12.5 billion	0.270%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.41%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective May 15, 2020, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.80%, 1.60%, 1.10%, 0.50%, 0.53% and 0.48%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to May 15, 2020, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets. Effective June 1, 2021 through June 30, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net asset. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $14,614 and reimbursed class level expenses of $149,831, $0, $0, $140,158, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company

21 Invesco Quality Income Fund

(“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended December 31, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $38,819 in front-end sales commissions from the sale of Class A shares and $4,960 and $2,679 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
U.S. Government Sponsored Agency Mortgage-Backed Securities	$–	$1,222,229,413	$–	$1,222,229,413

Asset-Backed Securities	–	169,880,177	–	169,880,177

Agency Credit Risk Transfer Notes	–	9,367,280	–	9,367,280

U.S. Treasury Securities	–	3,861,613	–	3,861,613

Money Market Funds	33,523,082	–	–	33,523,082
Total Investments in Securities	33,523,082	1,405,338,483	–	1,438,861,565

Other Investments - Assets*
Futures Contracts	396,211	–	–	396,211

Other Investments - Liabilities*
Futures Contracts	(214,694)	–	–	(214,694)
Total Other Investments	181,517	–	–	181,517
Total Investments	$33,704,599	$1,405,338,483	$–	$1,439,043,082

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

22 Invesco Quality Income Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$396,211
Derivatives not subject to master netting agreements	(396,211)
Total Derivative Assets subject to master netting agreements	$-

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(214,694)
Derivatives not subject to master netting agreements	214,694
Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(1,659,670)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(54,230)
Total	$(1,713,900)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$253,309,221

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,333.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

23 Invesco Quality Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$36,563,277	$19,152,815

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
		2020

Undistributed ordinary income		$ 5,066,757
Net unrealized appreciation – investments		7,011,776
Temporary book/tax differences		(262,367)
Capital loss carryforward		(65,348,686)
Shares of beneficial interest		1,171,205,885
Total net assets		$1,117,673,365

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts, book to tax amortization differences and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$17,188,616	$48,160,070	$65,348,686

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $9,406,340,381 and $9,866,292,862, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$28,125,387
Aggregate unrealized (depreciation) of investments	(21,113,611)
Net unrealized appreciation of investments	$7,011,776

      Cost of investments for tax purposes is $1,432,031,306.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dollar rolls and paydown reclasses, on December 31, 2020, undistributed net investment income was increased by $18,279,791 and undistributed net realized gain (loss) was decreased by $18,279,791. Further, as a result of tax deferrals acquired in the reorganization of Invesco Oppenheimer Limited-Term Government Fund into the Fund, undistributed net investment income was decreased by $142,381, undistributed net realized gain (loss) was decreased by $43,883,574 and shares of beneficial interest was increased by $44,025,955. These reclassifications had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount
Sold:
Class A	9,608,985	$113,931,060	1,767,058	$20,598,990
Class C	1,543,605	18,182,166	524,343	6,068,781
Class R(b)	268,172	3,174,177	-	-
Class Y	8,221,237	97,658,153	4,083,005	48,010,869
Class R5	1,004,337	11,838,726	1,039,600	12,117,488
Class R6	985,393	11,740,401	574,607	6,756,020

24 Invesco Quality Income Fund

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	1,598,746	$19,010,511	763,754	$8,925,855
Class C	92,700	1,096,373	14,683	170,527
Class R	48,868	581,505	-	-
Class Y	406,157	4,852,030	48,451	570,296
Class R5	225,459	2,674,292	470,142	5,510,817
Class R6	167,169	1,993,591	56,418	661,868

Automatic conversion of Class C shares to Class A shares:
Class A	1,231,595	14,657,324	362,132	4,152,425
Class C	(1,239,080)	(14,657,324)	(364,676)	(4,152,425)

Issued in connection with acquisitions:(c)
Class A	48,990,326	578,299,738	-	-
Class C	4,934,324	57,865,657	-	-
Class R	2,383,124	28,131,270	-	-
Class Y	26,919,297	318,931,517	-	-
Class R5	861	10,195	-	-
Class R6	12,974,888	153,708,207	-	-

Reacquired:
Class A	(18,559,225)	(220,089,276)	(4,027,036)	(46,964,929)
Class C	(1,522,712)	(17,959,375)	(235,662)	(2,730,251)
Class R	(363,024)	(4,320,636)	-	-
Class Y	(21,712,815)	(258,743,355)	(3,546,929)	(41,833,699)
Class R5	(12,476,505)	(148,210,540)	(2,623,470)	(30,551,764)
Class R6	(13,264,473)	(158,444,735)	(385,607)	(4,510,348)
Net increase (decrease) in share activity	52,467,409	$615,911,652	(1,479,187)	$(17,199,480)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 15, 2020.
(c)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Limited-Term Government Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 96,202,820 shares of the Fund for 255,839,890 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $1,136,946,584, including $20,367,708 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $516,826,874 and $1,653,773,458 immediately after the acquisition.

The pro forma results of operations for the year ended December 31, 2020 assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$29,401,833
Net realized/unrealized gains	52,565,798
Change in net assets resulting from operations	$81,967,631

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

25 Invesco Quality Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Quality Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Quality Income Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26 Invesco Quality Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2],3	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,022.70	$4.07	$1,021.11	$4.06	0.80%
Class C	1,000.00	1,018.30	8.02	1,017.19	8.01	1.58
Class R	1,000.00	1,021.30	5.59	1,019.61	5.58	1.10
Class Y	1,000.00	1,023.20	2.54	1,022.62	2.54	0.50
Class R5	1,000.00	1,021.80	2.24	1,022.92	2.24	0.44
Class R6	1,000.00	1,023.50	2.24	1,022.92	2.24	0.44

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective June 1, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are to 0.85%, 1.58%, 1.10%, 0.60%, 0.44% and 0.44% for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $4.32, $8.02, $5.59, $3.05, $2.24 and $2.24 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $4.32, $8.01, $5.58, $3.05, $2.24 and $2.24 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

27 Invesco Quality Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	92.14%
U.S. Treasury Obligations*	0.01%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28 Invesco Quality Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                                    Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                                    Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                                    Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                                    Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-6                                    Invesco Quality Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                                    Invesco Quality Income Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on
Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	VK-QINC-AR-1

Annual Report to Shareholders	December 31, 2020
Invesco Small Cap Growth Fund
Nasdaq:
A: GTSAX ∎ C: GTSDX ∎ R: GTSRX ∎ Y: GTSYX ∎ Investor: GTSIX ∎ R5: GTSVX ∎ R6: GTSFX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco Small Cap Growth Fund (the Fund), at net asset value (NAV), outperformed the Russell 2000 Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	57.00%
Class C Shares	55.86
Class R Shares	56.59
Class Y Shares	57.38
Investor Class Shares	57.11
Class R5 Shares	57.56
Class R6 Shares	57.70
S&P 500 Index▼ (Broad Market Index)	18.40
Russell 2000 Growth Index▼ (Style-Specific Index)	34.63
Lipper Small-Cap Growth Funds Index∎ (Peer Group Index)	37.36
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the

S&P 500 Index returned 18.40% for the year.3

    Given this environment, the Fund produced a strong, double-digit return and significantly outperformed its style-specific benchmark, the Russell 2000 Growth Index, during the year. Relative outperformance can mostly be attributed to positive stock selection across nearly all GICS sectors including health care, information technology (IT), consumer discretionary, consumer staples, real estate, communication services and financials. The investment team’s allocation relative to the style-specific benchmark in the IT, consumer discretionary, consumer staples, real estate, communication services, financials, utilities, industrials and materials sectors also contributed to relative outperformance during the year. Conversely, the portfolio’s ancillary cash position was the leading detractor from relative performance in a market where equities were generally positive. Energy sector stock selection and its underweight relative to the style-specific benchmark was also a headwind during the year.

    Top individual contributors to the Fund’s absolute performance during the year included Enphase Energy, Repligen and iRhythm Technologies.

    The leading contributor to portfolio performance on an absolute basis was Enphase Energy. The position was established at the beginning of the year because the clean energy company is at the epicenter of two significant trends. First, with its new Ensemble energy management platform, Enphase is positioned to benefit from an increased emphasis on energy efficiency and the global decarbonization trend. Second, we see a significant opportunity for multiple expansion from a growing investor appetite for ESG investments.

    Repligen develops and produces the materials used in the manufacture of biological drugs and was among the top absolute contributors during the year. The Massachusetts-based company reported strong revenue and margin results throughout the year as a result of COVID-19 tailwinds coupled with the growth in Cell and Gene Therapy for many of the biologics-based end markets Repligen supplies.

    Another top absolute contributor during the year was iRhythm Technologies, which is a digital health care company that has developed wearable biosensing technology to help physicians diagnose arrythmias more efficiently. Medical reimbursement codes for this device were recently revised, which helped to increase adoption by doctors.

    Top individual detractors from the Fund’s absolute performance included Brink’s, Parsley Energy and Crane.

    Security company Brink’s was initially added to the portfolio a few years ago after a new CEO was hired to improve profitability. Following his successfully executed plan to improve margins and the implementation of an acquisition strategy to expand into various

2 Invesco Small Cap Growth Fund

markets globally, we decided to exit the position during the second quarter of 2020 and reallocate to other areas offering better growth opportunities.

    Parsley Energy is a Permian-focused oil and natural gas company. The energy company’s share price declined with oil & gas prices early in the year, and despite rebounding during the second quarter, was still among the notable detractors during the year. We exited our position as the oil markets were likely to take longer than other areas of the economy to navigate the COVID-19 driven lock-down.

    Machine industrial company, Crane was initially added to the portfolio as a high-quality, less cyclical name late in 2019. The machine industrial company serves three segments including fluid handling for industrial valves, aerospace & defense with Boeing and Airbus as the main customers and a payment segment. As the pandemic began to spread globally each of these segments came under pressure. Due to the uncertainty around when these segments would recover, we exited our position early in 2020.

    We wish to remind you that all positioning changes are based on bottom-up stock selection, while disciplined portfolio construction acts as a risk control and ensures alignment with small-cap market sector exposure with modest over- and under-weights. The portfolio tends to have higher quality and larger market cap biases relative to its style-specific benchmark. Structural underweights generally include real estate investment trusts, and pharma/biotech. To seek to manage risk of binary events, companies with either Phase III clinical data showing proven efficacy, or an existing revenue stream are preferred. Relative to the style-specific benchmark, as of the end of the year, the portfolio’s largest overweights are in semiconductors & semiconductor equipment, software & services, capital goods, retailing and consumer services industry groups. The largest underweights are in the consumer durables & apparel, pharmaceuticals, biotechnology & life sciences, real estate, utilities and health care equipment & services industry groups.

    At the close of 2020, we expect continued volatility as the global economy ebbs and flows between high COVID-19 infection rates resulting in either government-mandated or self-imposed lockdowns and vaccinations supporting reopenings and a return to normalcy. At the margin, we have shifted out of more defensive stocks and into stocks that have more upside potential in a post-COVID-19 economic and market recovery. Though the situation continues to evolve, we believe the US economy will gradually re-open on a regional basis. We expect unemployment, weakened confidence, de-leveraging, and bankruptcies will be headwinds, while COVID-19 vaccine deployment, growing herd immunity, monetary and fiscal stimulus, as well as pent-up demand will provide tailwinds.

    Thank you for your commitment to the Invesco Small Cap Growth Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

Portfolio manager(s):

Juan Hartsfield (Lead)

Clay Manley

Justin Sander

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3 Invesco Small Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment

Fund and index data from 12/31/10

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results. The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management	fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;	performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4 Invesco Small Cap Growth Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (10/18/95)	11.89%
10 Years	14.96
5 Years	18.46
1 Year	48.35

Class C Shares
Inception (5/3/99)	10.54%
10 Years	14.91
5 Years	18.91
1 Year	54.86

Class R Shares
Inception (6/3/02)	11.11%
10 Years	15.32
5 Years	19.51
1 Year	56.59

Class Y Shares
Inception (10/3/08)	15.86%
10 Years	15.90
5 Years	20.10
1 Year	57.38

Investor Class Shares
Inception (4/7/06)	11.68%
10 Years	15.63
5 Years	19.83
1 Year	57.11

Class R5 Shares
Inception (3/15/02)	11.22%
10 Years	16.06
5 Years	20.25
1 Year	57.56

Class R6 Shares
10 Years	16.06%
5 Years	20.37
1 Year	57.70

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5 Invesco Small Cap Growth Fund

Supplemental Information

Invesco Small Cap Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6 Invesco Small Cap Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Health Care	30.90%
Information Technology	28.06
Industrials	16.93
Consumer Discretionary	13.53
Financials	4.01
Other Sectors, Each Less than 2% of Net Assets	5.05
Money Market Funds Plus Other Assets Less Liabilities	1.52

Top 10 Equity Holdings*

		% of total net assets
1.	Repligen Corp.	1.83%
2.	Twist Bioscience Corp.	1.76
3.	CareDx, Inc.	1.61
4.	Q2 Holdings, Inc.	1.50
5.	Natera, Inc.	1.43
6.	Caesars Entertainment, Inc.	1.41
7.	Plug Power, Inc.	1.38
8.	Blackline, Inc.	1.37
9.	Lattice Semiconductor Corp.	1.36
10.	Bio-Techne Corp.	1.29

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

7                                    Invesco Small Cap Growth Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–98.49%
Aerospace & Defense–0.57%
Aerojet Rocketdyne Holdings, Inc.(b)	55,654	$ 2,941,314
Mercury Systems, Inc.(b)	234,909	20,686,086
		23,627,400

Alternative Carriers–0.87%
Iridium Communications, Inc.(b)	915,167	35,988,942

Application Software–14.54%
Anaplan, Inc.(b)	450,704	32,383,082
Avalara, Inc.(b)	152,065	25,073,998
Bill.com Holdings, Inc.(b)	298,566	40,754,259
Blackline, Inc.(b)	427,595	57,032,621
Everbridge, Inc.(b)	182,457	27,198,865
Fair Isaac Corp.(b)	54,374	27,787,289
Five9, Inc.(b)	227,950	39,754,480
Guidewire Software, Inc.(b)	205,962	26,513,488
HubSpot, Inc.(b)	130,322	51,664,854
LivePerson, Inc.(b)	566,853	35,275,262
Nuance Communications, Inc.(b)	991,409	43,711,223
Pegasystems, Inc.	300,817	40,086,873
Q2 Holdings, Inc.(b)	493,445	62,435,596
RealPage, Inc.(b)	311,577	27,181,978
Smartsheet, Inc., Class A(b)	382,436	26,498,990
Zendesk, Inc.(b)	287,558	41,155,301
		604,508,159

Auto Parts & Equipment–1.48%
Fox Factory Holding Corp.(b)	289,642	30,618,056
Visteon Corp.(b)	245,450	30,808,884
		61,426,940

Automotive Retail–0.42%
Vroom, Inc.(b)	425,568	17,435,521

Biotechnology–10.99%
Abcam PLC (United Kingdom)	1,253,629	26,571,053
CareDx, Inc.(b)	921,344	66,751,373
ChemoCentryx, Inc.(b)	303,023	18,763,184
Halozyme Therapeutics, Inc.(b)	947,878	40,483,869
Heron Therapeutics, Inc.(b)	792,641	16,776,247
Immunovant, Inc.(b)	397,344	18,353,319
Intellia Therapeutics, Inc.(b)	489,289	26,617,322
Iovance Biotherapeutics, Inc.(b)	449,275	20,846,360
Kodiak Sciences, Inc.(b)	172,978	25,412,198
Mirati Therapeutics, Inc.(b)	101,796	22,358,474
Natera, Inc.(b)	595,652	59,279,287
Sage Therapeutics, Inc.(b)	293,806	25,417,157
Translate Bio, Inc.(b)	876,173	16,147,868
Twist Bioscience Corp.(b)	516,663	72,999,315
		456,777,026

Brewers–0.82%
Boston Beer Co., Inc. (The), Class A(b)	34,275	34,079,290

Building Products–2.40%
Builders FirstSource, Inc.(b)	1,205,472	49,195,312
Simpson Manufacturing Co., Inc.	232,925	21,766,841

	Shares	Value

Building Products–(continued)
Trex Co., Inc.(b)	343,058	$ 28,720,816
		99,682,969

Casinos & Gaming–2.53%
Caesars Entertainment, Inc.(b)	788,906	58,592,049
Penn National Gaming, Inc.(b)	537,114	46,390,536
		104,982,585

Construction & Engineering–0.70%
AECOM(b)	584,424	29,092,627

Consumer Finance–0.54%
LendingTree, Inc.(b)(c)	82,192	22,503,348

Data Processing & Outsourced Services–0.52%
Black Knight, Inc.(b)	246,537	21,781,544

Distributors–0.70%
Pool Corp.	78,615	29,284,088

Diversified Support Services–0.71%
IAA, Inc.(b)	455,950	29,627,631

Education Services–0.82%
Bright Horizons Family Solutions, Inc.(b)	197,715	34,202,718

Electrical Components & Equipment–3.32%
Array Technologies, Inc.(b)	582,648	25,135,435
Generac Holdings, Inc.(b)	131,037	29,799,124
Plug Power, Inc.(b)	1,687,456	57,221,633
Vicor Corp.(b)	281,071	25,920,367
		138,076,559

Electronic Components–1.69%
II-VI, Inc.(b)	471,359	35,804,430
Littelfuse, Inc.	135,802	34,583,337
		70,387,767

Electronic Equipment & Instruments–0.79%
Trimble, Inc.(b)	490,040	32,719,971

Electronic Manufacturing Services–1.33%
Fabrinet (Thailand)(b)	322,746	25,041,862
IPG Photonics Corp.(b)	136,087	30,454,910
		55,496,772

Environmental & Facilities Services–0.71%
Clean Harbors, Inc.(b)	386,265	29,394,767

Financial Exchanges & Data–0.83%
Morningstar, Inc.	148,730	34,441,406

Food Distributors–0.70%
Performance Food Group Co.(b)	611,397	29,108,611

General Merchandise Stores–0.53%
Ollie’s Bargain Outlet Holdings, Inc.(b)	270,587	22,125,899

Health Care Equipment–7.79%
AtriCure, Inc.(b)	586,458	32,648,117
CONMED Corp.	267,557	29,966,384

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                                    Invesco Small Cap Growth Fund

	Shares	Value

Health Care Equipment–(continued)
CryoPort, Inc.(b)(c)	638,321	$ 28,009,526
Inari Medical, Inc.(b)	416,152	36,325,908
Insulet Corp.(b)	104,186	26,633,067
iRhythm Technologies, Inc.(b)	205,739	48,803,348
Masimo Corp.(b)	134,691	36,148,371
Mesa Laboratories, Inc.	89,702	25,712,181
Nevro Corp.(b)	169,458	29,333,180
Tandem Diabetes Care, Inc.(b)	315,674	30,203,688
		323,783,770

Health Care Services–1.57%
Chemed Corp.	46,816	24,934,670
LHC Group, Inc.(b)	189,871	40,503,281
		65,437,951

Health Care Technology–0.83%
Schrodinger, Inc.(b)	435,353	34,471,251

Home Improvement Retail–1.02%
Floor & Decor Holdings, Inc., Class A(b)	457,657	42,493,452

Homebuilding–0.71%
Installed Building Products, Inc.(b)	288,538	29,410,678

Homefurnishing Retail–0.86%
RH(b)	79,862	35,739,842

Hotel & Resort REITs–0.61%
Ryman Hospitality Properties, Inc.	376,295	25,497,749

Hotels, Resorts & Cruise Lines–0.76%
Marriott Vacations Worldwide Corp.	228,904	31,410,207

Human Resource & Employment Services–0.64%
ASGN, Inc.(b)	317,239	26,498,974

Industrial Machinery–4.45%
Evoqua Water Technologies Corp.(b)	1,168,062	31,514,313
Kennametal, Inc.	491,093	17,797,210
Kornit Digital Ltd. (Israel)(b)	403,327	35,948,536
Nordson Corp.	130,575	26,239,046
Timken Co. (The)	409,108	31,648,595
Welbilt, Inc.(b)	3,176,469	41,929,391
		185,077,091

Industrial REITs–0.58%
EastGroup Properties, Inc.	173,996	24,021,888

Insurance Brokers–0.71%
eHealth, Inc.(b)	275,230	19,433,990
Goosehead Insurance, Inc., Class A	79,879	9,965,704
		29,399,694

Internet & Direct Marketing Retail–0.80%
Etsy, Inc.(b)	186,856	33,243,551

Internet Services & Infrastructure–0.43%
BigCommerce Holdings, Inc., Series 1(b)(c)	278,683	17,877,514

Investment Banking & Brokerage–0.90%
LPL Financial Holdings, Inc.	358,874	37,401,848

Leisure Facilities–0.59%
Planet Fitness, Inc., Class A(b)	318,487	24,724,146

	Shares	Value

Life Sciences Tools & Services–8.90%
Adaptive Biotechnologies Corp.(b)	457,174	$ 27,032,699
Avantor, Inc.(b)	1,513,568	42,606,939
Bio-Techne Corp.	168,563	53,527,181
Bruker Corp.	478,982	25,927,296
Maravai LifeSciences Holdings, Inc.,
Class A(b)	1,093,087	30,661,090
NeoGenomics, Inc.(b)	826,871	44,518,735
PRA Health Sciences, Inc.(b)	245,408	30,783,979
Repligen Corp.(b)	397,222	76,119,652
Syneos Health, Inc.(b)	571,940	38,966,272
		370,143,843

Pharmaceuticals–0.82%
Catalent, Inc.(b)	328,491	34,186,058

Regional Banks–1.04%
SVB Financial Group(b)	111,436	43,218,224

Research & Consulting Services–0.63%
Clarivate PLC (United Kingdom)(b)	885,130	26,297,212

Restaurants–1.47%
Texas Roadhouse, Inc.	398,829	31,172,475
Wingstop, Inc.	226,786	30,060,484
		61,232,959

Semiconductor Equipment–1.74%
Enphase Energy, Inc.(b)	241,740	42,418,118
MKS Instruments, Inc.	198,653	29,887,344
		72,305,462

Semiconductors–6.31%
Cree, Inc.(b)	362,866	38,427,509
Lattice Semiconductor Corp.(b)	1,229,987	56,358,004
MACOM Technology Solutions Holdings, Inc.(b)	333,033	18,330,136
Monolithic Power Systems, Inc.	93,787	34,347,613
Power Integrations, Inc.	443,845	36,333,152
Semtech Corp.(b)	562,955	40,583,426
Silicon Laboratories, Inc.(b)	298,740	38,041,552
		262,421,392

Specialty Chemicals–1.47%
Axalta Coating Systems Ltd.(b)	903,071	25,782,677
Element Solutions, Inc.	1,992,103	35,319,986
		61,102,663

Specialty Stores–0.84%
Five Below, Inc.(b)	200,219	35,034,321

Systems Software–0.70%
Qualys, Inc.(b)	239,499	29,187,743

Trading Companies & Distributors–0.86%
SiteOne Landscape Supply, Inc.(b)	224,260	35,574,364

Trucking–1.95%
Knight-Swift Transportation Holdings, Inc.	336,614	14,077,198
Lyft, Inc., Class A(b)	724,348	35,587,217
Saia, Inc.(b)	174,644	31,575,635
		81,240,050
Total Common Stocks & Other Equity Interests (Cost $2,160,984,643)		4,095,186,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                                    Invesco Small Cap Growth Fund

	Shares	Value
Money Market Funds–1.07%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	15,693,873	$ 15,693,873
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)(e)	11,031,547	11,034,856
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	17,935,855	17,935,855
Total Money Market Funds (Cost $44,665,669)		44,664,584
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.56% (Cost $2,205,650,312)		4,139,851,021

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.64%
Invesco Private Government Fund, 0.02%(d)(e)(f)	10,705,412	$10,705,412

Invesco Private Prime Fund, 0.12%(d)(e)(f)	16,053,302	16,058,118

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $26,763,530)		26,763,530

TOTAL INVESTMENTS IN SECURITIES–100.20% (Cost $2,232,413,842)		4,166,614,551

OTHER ASSETS LESS LIABILITIES–(0.20)%		(8,434,251)

NET ASSETS–100.00%		$4,158,180,300

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$14,321,738	$288,306,576	$(286,934,440)	$-	$(1)	$15,693,873	$49,347
Invesco Liquid Assets Portfolio, Institutional Class	`10,432,285	205,261,901	(204,660,097)	(1,127)	1,894	11,034,856	54,578
Invesco Treasury Portfolio, Institutional Class	16,367,700	329,493,231	(327,925,074)	-	(2)	17,935,855	52,862
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	3,245,144	59,557,771	(62,802,915)	-	-	-	11,120	*
Invesco Liquid Assets Portfolio, Institutional Class	1,081,714	14,162,589	(15,244,425)	-	122	-	4,162	*
Invesco Private Government Fund	-	276,548,226	(265,842,814)	-	-	10,705,412	4,721	*
Invesco Private Prime Fund	-	126,367,364	(110,310,639)	-	1,393	16,058,118	5,562	*
Total	$45,448,581	$1,299,697,658	$(1,273,720,404)	$(1,127)	$3,406	$71,428,114	$182,352

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Small Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $2,160,984,643)*	$4,095,186,437
Investments in affiliated money market funds, at value (Cost $71,429,199)	71,428,114
Foreign currencies, at value (Cost $161)	165
Receivable for:
Investments sold	36,738,689
Fund shares sold	3,377,963
Dividends	346,576
Investment for trustee deferred compensation and retirement plans	515,308
Other assets	65,841
Total assets	4,207,659,093

Liabilities:
Payable for:
Investments purchased	3,796,796
Fund shares reacquired	14,369,105
Amount due custodian	2,356,610
Collateral upon return of securities loaned	26,763,530
Accrued fees to affiliates	1,334,232
Accrued other operating expenses	283,316
Trustee deferred compensation and retirement plans	575,204
Total liabilities	49,478,793
Net assets applicable to shares outstanding	$4,158,180,300

Net assets consist of:
Shares of beneficial interest	$2,083,096,693
Distributable earnings	2,075,083,607
$4,158,180,300

Net Assets:
Class A	$1,047,921,425
Class C	$ 21,566,774
Class R	$ 137,019,982
Class Y	$ 301,300,996
Investor Class	$ 249,836,537
Class R5	$1,564,134,145
Class R6	$ 836,400,441

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	21,931,104
Class C	841,615
Class R	3,222,630
Class Y	5,996,756
Investor Class	4,876,252
Class R5	27,494,257
Class R6	14,567,426
Class A:
Net asset value per share	$ 47.78
Maximum offering price per share (Net asset value of $47.78 ÷ 94.50%)	$ 50.56
Class C:
Net asset value and offering price per share	$ 25.63
Class R:
Net asset value and offering price per share	$ 42.52
Class Y:
Net asset value and offering price per share	$ 50.24
Investor Class:
Net asset value and offering price per share	$ 51.24
Class R5:
Net asset value and offering price per share	$ 56.89
Class R6:
Net asset value and offering price per share	$ 57.42

*	At December 31, 2020, securities with an aggregate value of $28,462,866 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                                    Invesco Small Cap Growth Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends	$7,088,741

Dividends from affiliated money market funds (includes securities lending income of $187,858)	344,645

Total investment income	7,433,386

Expenses:
Advisory fees	19,949,690

Administrative services fees	400,351

Custodian fees	42,135

Distribution fees:

Class A	1,747,312

Class C	136,382

Class R	550,073

Investor Class	325,837

Transfer agent fees - A, C, R, Y and Investor	2,396,342

Transfer agent fees - R5	1,039,259

Transfer agent fees - R6	20,924

Trustees’ and officers’ fees and benefits	65,187

Registration and filing fees	115,894

Reports to shareholders	128,917

Professional services fees	71,490

Taxes	23,152

Other	63,180

Total expenses	27,076,125

Less: Fees waived and/or expense offset arrangement(s)	(50,205)

Net expenses	27,025,920

Net investment income (loss)	(19,592,534)

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(242,051))	549,229,755

Affiliated investment securities	3,406

Foreign currencies	8,821

549,241,982

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,020,166,234

Affiliated investment securities	(1,127)

Foreign currencies	4

1,020,165,111

Net realized and unrealized gain	1,569,407,093

Net increase in net assets resulting from operations	$1,549,814,559

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                                    Invesco Small Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(19,592,534)	$(20,955)

Net realized gain	549,241,982	261,921,105

Change in net unrealized appreciation	1,020,165,111	343,205,260

Net increase in net assets resulting from operations	1,549,814,559	605,105,410

Distributions to shareholders from distributable earnings:
Class A	(121,472,394)	(41,933,366)

Class C	(4,405,456)	(481,347)

Class R	(19,932,931)	(10,963,880)

Class Y	(35,770,358)	(17,314,411)

Investor Class	(29,742,893)	(14,708,662)

Class R5	(166,195,355)	(88,761,002)

Class R6	(87,388,759)	(33,338,530)

Total distributions from distributable earnings	(464,908,146)	(207,501,198)

Share transactions–net:
Class A	257,693,946	(76,589,928)

Class C	12,033,163	(8,486,256)

Class R	(13,120,849)	(22,952,784)

Class Y	4,202,122	(32,027,696)

Investor Class	(108,497)	(6,394,254)

Class R5	28,634,139	(226,919,801)

Class R6	103,653,891	86,927,944

Net increase (decrease) in net assets resulting from share transactions	392,987,915	(286,442,775)

Net increase in net assets	1,477,894,328	111,161,437

Net assets:
Beginning of year	2,680,285,972	2,569,124,535

End of year	$4,158,180,300	$2,680,285,972

See accompanying Notes to Financial Statements which are an integral part of the financial statements. 13 Invesco Small Cap Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 12/31/20	$35.35	$(0.35)	$19.40	$19.05	$-	$(6.62)	$(6.62)	$47.78	57.00%	$1,047,921	1.15	%(d)	1.15	%(d)	(0.90	)%(d)	51%
Year ended 12/31/19	31.02	(0.09)	7.59	7.50	-	(3.17)	(3.17)	35.35	24.32	499,603	1.17		1.17		(0.25)		31
Year ended 12/31/18	37.31	(0.18)	(3.08)	(3.26)	-	(3.03)	(3.03)	31.02	(9.04)	502,315	1.18		1.18		(0.47)		21
Year ended 12/31/17	32.66	(0.17)	8.26	8.09	-	(3.44)	(3.44)	37.31	24.91	617,955	1.20		1.20		(0.48)		21
Year ended 12/31/16	32.03	0.00	3.68	3.68	-	(3.05)	(3.05)	32.66	11.30	596,972	1.22		1.22		(0.01)		26
Class C
Year ended 12/31/20	21.39	(0.38)	11.24	10.86	-	(6.62)	(6.62)	25.63	55.86 (e)	21,567	1.87	(d)(e)	1.87	(d)(e)	(1.62	)(d)(e)	51
Year ended 12/31/19	19.95	(0.23)	4.84	4.61	-	(3.17)	(3.17)	21.39	23.32	3,686	1.92		1.92		(1.00)		31
Year ended 12/31/18	25.33	(0.32)	(2.03)	(2.35)	-	(3.03)	(3.03)	19.95	(9.72)	11,053	1.93		1.93		(1.22)		21
Year ended 12/31/17	23.24	(0.31)	5.84	5.53	-	(3.44)	(3.44)	25.33	23.99	14,502	1.95		1.95		(1.23)		21
Year ended 12/31/16	23.74	(0.18)	2.73	2.55	-	(3.05)	(3.05)	23.24	10.49	14,878	1.97		1.97		(0.76)		26
Class R
Year ended 12/31/20	32.08	(0.39)	17.45	17.06	-	(6.62)	(6.62)	42.52	56.59	137,020	1.40	(d)	1.40	(d)	(1.15	)(d)	51
Year ended 12/31/19	28.46	(0.17)	6.96	6.79	-	(3.17)	(3.17)	32.08	24.01	118,302	1.42		1.42		(0.50)		31
Year ended 12/31/18	34.58	(0.26)	(2.83)	(3.09)	-	(3.03)	(3.03)	28.46	(9.27)	124,450	1.43		1.43		(0.72)		21
Year ended 12/31/17	30.55	(0.25)	7.72	7.47	-	(3.44)	(3.44)	34.58	24.60	135,751	1.45		1.45		(0.73)		21
Year ended 12/31/16	30.21	(0.08)	3.47	3.39	-	(3.05)	(3.05)	30.55	11.02	112,318	1.47		1.47		(0.26)		26
Class Y
Year ended 12/31/20	36.83	(0.26)	20.29	20.03	-	(6.62)	(6.62)	50.24	57.38	301,301	0.90	(d)	0.90	(d)	(0.65	)(d)	51
Year ended 12/31/19	32.14	(0.00)	7.86	7.86	-	(3.17)	(3.17)	36.83	24.59	217,477	0.92		0.92		0.00		31
Year ended 12/31/18	38.43	(0.08)	(3.18)	(3.26)	-	(3.03)	(3.03)	32.14	(8.77)	216,750	0.93		0.93		(0.22)		21
Year ended 12/31/17	33.48	(0.08)	8.47	8.39	0.00	(3.44)	(3.44)	38.43	25.22	208,233	0.95		0.95		(0.23)		21
Year ended 12/31/16	32.76	0.08	3.77	3.85	(0.08)	(3.05)	(3.13)	33.48	11.56	163,662	0.97		0.97		0.24		26
Investor Class
Year ended 12/31/20	37.52	(0.33)	20.67	20.34	-	(6.62)	(6.62)	51.24	57.11 (e)	249,837	1.07	(d)(e)	1.07	(d)(e)	(0.82	)(d)(e)	51
Year ended 12/31/19	32.76	(0.08)	8.01	7.93	-	(3.17)	(3.17)	37.52	24.34	187,171	1.13		1.13		(0.21)		31
Year ended 12/31/18	39.21	(0.19)	(3.23)	(3.42)	-	(3.03)	(3.03)	32.76	(9.01)	168,567	1.18		1.18		(0.47)		21
Year ended 12/31/17	34.18	(0.17)	8.64	8.47	-	(3.44)	(3.44)	39.21	24.91	241,104	1.19		1.19		(0.47)		21
Year ended 12/31/16	33.40	0.00	3.83	3.83	-	(3.05)	(3.05)	34.18	11.29	226,995	1.22		1.22		(0.01)		26
Class R5
Year ended 12/31/20	41.01	(0.24)	22.74	22.50	-	(6.62)	(6.62)	56.89	57.56	1,564,134	0.80	(d)	0.80	(d)	(0.55	)(d)	51
Year ended 12/31/19	35.45	0.05	8.68	8.73	-	(3.17)	(3.17)	41.01	24.75	1,156,887	0.80		0.80		0.12		31
Year ended 12/31/18	42.02	(0.04)	(3.50)	(3.54)	-	(3.03)	(3.03)	35.45	(8.69)	1,192,199	0.81		0.81		(0.10)		21
Year ended 12/31/17	36.29	(0.04)	9.22	9.18	0.00	(3.44)	(3.44)	42.02	25.41	1,292,036	0.82		0.82		(0.10)		21
Year ended 12/31/16	35.28	0.14	4.05	4.19	(0.13)	(3.05)	(3.18)	36.29	11.70	1,037,098	0.83		0.83		0.38		26
Class R6
Year ended 12/31/20	41.31	(0.20)	22.93	22.73	-	(6.62)	(6.62)	57.42	57.70	836,400	0.71	(d)	0.71	(d)	(0.46	)(d)	51
Year ended 12/31/19	35.66	0.09	8.73	8.82	-	(3.17)	(3.17)	41.31	24.86	497,160	0.71		0.71		0.21		31
Year ended 12/31/18	42.20	0.00	(3.51)	(3.51)	-	(3.03)	(3.03)	35.66	(8.58)	353,791	0.71		0.71		0.00		21
Year ended 12/31/17	36.41	0.00	9.23	9.23	0.00	(3.44)	(3.44)	42.20	25.49	303,737	0.73		0.73		(0.01)		21
Year ended 12/31/16	35.37	0.17	4.08	4.25	(0.16)	(3.05)	(3.21)	36.41	11.85	198,752	0.73		0.73		0.48		26

(a)	Based on average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $331,583,749 and sold of $4,662,552 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Small Cap Discovery Fund into the Fund.

(d)

Ratios are based on average daily net assets (000’s omitted) of $698,925, $14,118, $110,015, $224,630 , $188,467 , $1,134,409 and $583,235 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual12b-1 fees of 0.97% for Class C and 0.17% for Investor Class for the year ended December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14 Invesco Small Cap Growth Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Small Cap Growth Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

Effective as of the close of business on March 18, 2002, the Fund’s shares were offered on a limited basis to certain investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

15 Invesco Small Cap Growth Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

16 Invesco Small Cap Growth Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.725%
Next $500 million	0.700%

Next $500 million	0.675%
Over $1.5 billion	0.650%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective May 15, 2020, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.19%, 1.94%, 1.44%, 0.94%, 1.19%, 0.80% and 0.71%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to May 15, 2020, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets. Effective June 1, 2021 through June 30, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net asset. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $48,114.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares and up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The Fund pursuant to the Class R Plan, pays IDI compensation at the annual rate of 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $22,456 in front-end sales commissions from the sale of Class A shares and $115 and $253 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended December 31, 2020, the Fund incurred $7,321 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

17 Invesco Small Cap Growth Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security.
These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$4,068,615,384	$26,571,053	$–	$4,095,186,437

Money Market Funds	44,664,584	26,763,530	–	71,428,114

Total Investments	$4,113,279,968	$53,334,583	$–	$4,166,614,551

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $5,661,781 and securities sales of $3,823,795, which resulted in net realized gains (losses) of $(242,051).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,091.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:
	2020	2019

Ordinary income*	$24,532,395	$ –

Long-term capital gain	440,375,751	207,501,198
Total distributions	$464,908,146	$207,501,198

*	Includes short-term capital gain distributions, if any.

18 Invesco Small Cap Growth Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$69,472,967

Undistributed long-term capital gain	74,924,069

Net unrealized appreciation – investments	1,931,092,554

Net unrealized appreciation - foreign currencies	4

Temporary book/tax differences	(405,987)

Shares of beneficial interest	2,083,096,693

Total net assets	$4,158,180,300

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $1,386,008,902 and $1,919,247,747, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,954,731,938

Aggregate unrealized (depreciation) of investments	(23,639,384)

Net unrealized appreciation of investments	$1,931,092,554

      Cost of investments for tax purposes is $2,235,521,997.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2020, undistributed net investment income (loss) was increased by $19,613,079, undistributed net realized gain was decreased by $18,696,195 and shares of beneficial interest was decreased by $916,884. Further, as a result of tax deferrals acquired in the reorganization of Invesco Small Cap Discovery Fund into the Fund, undistributed net investment income (loss) was decreased by $108,368, undistributed net realized gain was decreased by $2,658,249 and shares of beneficial interest was increased by $2,766,617. These reclassifications had no effect on the net assets of the Fund.

NOTE 11–Share Information

		Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	2,173,321	$86,144,742	1,110,808	$39,619,273

Class C	54,726	1,288,336	32,681	722,737

Class R	562,947	18,878,122	335,732	11,016,083

Class Y	1,018,273	39,071,805	1,193,838	44,555,320

Investor Class	204,702	8,229,201	248,467	9,565,526

Class R5	5,075,207	234,959,892	2,654,103	109,105,337

Class R6	4,351,175	177,806,234	3,530,822	146,780,734

Issued as reinvestment of dividends:
Class A	2,737,720	118,718,343	1,180,204	41,094,683

Class C	174,861	4,255,009	20,965	441,950

Class R	532,373	19,932,227	346,949	10,963,579

Class Y	749,904	33,332,188	451,828	16,392,315

Investor Class	631,449	28,435,177	379,831	14,038,549

Class R5	3,288,852	164,586,658	2,147,323	86,730,395

Class R6	1,722,246	87,260,651	818,701	33,304,761

Automatic conversion of Class C shares to Class A shares:
Class A	93,012	4,152,970	205,882	7,069,218

Class C	(167,758)	(4,152,970)	(320,371)	(7,069,218)

19 Invesco Small Cap Growth Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Issued in connection with acquisitions:(b)
Class A	9,588,764	$308,748,097	–	$–

Class C	816,233	15,440,190	–	–

Class Y	1,176,671	39,578,691	–	–

Class R5	186,572	7,019,696	–	–

Class R6	1,349,565	51,175,880	–	–

Reacquired:
Class A	(6,795,027)	(260,070,206)	(4,554,462)	(164,373,102)

Class C	(208,779)	(4,797,402)	(114,926)	(2,581,725)

Class R	(1,560,589)	(51,931,198)	(1,366,955)	(44,932,446)

Class Y	(2,852,817)	(107,780,562)	(2,485,658)	(92,975,331)

Investor Class	(948,030)	(36,772,875)	(785,721)	(29,998,329)

Class R5	(9,263,733)	(377,932,107)	(10,223,168)	(422,755,533)

Class R6	(4,890,696)	(212,588,874)	(2,236,888)	(93,157,551)

Net increase (decrease) in share activity	9,801,144	$392,987,915	(7,430,015)	$(286,442,775)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Small Cap Discovery Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 13,117,805 shares of the Fund for 58,177,945 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $421,962,554, including $65,734,630 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $2,310,397,609 and $2,732,360,163 immediately after the acquisition.

    The pro forma results of operations for the year ended December 31, 2020 assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$(21,265,401)

Net realized/unrealized gains	1,537,391,174

Change in net assets resulting from operations	$1,516,125,773

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

20 Invesco Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Growth Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21 Invesco Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,490.40	$7.07	$1,019.46	$5.74	1.13%
Class C	1,000.00	1,485.30	11.56	1,015.84	9.37	1.85
Class R	1,000.00	1,488.60	8.63	1,018.20	7.00	1.38
Class Y	1,000.00	1,492.00	5.51	1,020.71	4.47	0.88
Investor Class	1,000.00	1,491.00	6.51	1,019.91	5.28	1.04
Class R5	1,000.00	1,492.70	4.95	1,021.17	4.01	0.79
Class R6	1,000.00	1,493.60	4.45	1,021.57	3.61	0.71

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22 Invesco Small Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$440,375,751
Corporate Dividends Received Deduction*	8.71%
Qualified Dividend Income*	8.76%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$24,532,395

23 Invesco Small Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2 Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                                    Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                                    Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                                    Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-6                                    Invesco Small Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                                    Invesco Small Cap Growth Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	SCG-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Select Risk: Growth Investor Fund
Nasdaq:
A: AADAX ∎ C: AADCX ∎ R: AADRX ∎ S: AADSX ∎ Y: AADYX ∎ R5: AADIX ∎ R6: AAESX

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Class A shares of Invesco Select
Risk: Growth Investor Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Select Risk: Growth Investor Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.87%

Class C Shares	11.09

Class R Shares	11.64

Class S Shares	11.98

Class Y Shares	12.16

Class R5 Shares	12.27

Class R6 Shares	12.27

Bloomberg Barclays Global Aggregate Bond Index, Hedged▼*	5.58

MSCI All Country World Index▼*	16.25

S&P 500 Index▼ (Former Broad Market Index)*	18.40

Custom Invesco Select Risk: Growth Investor Index∎	14.57

Source(s):▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

* The Fund has changed its broad market benchmark from the S&P 500 Index to the Bloomberg Barclays Global Aggregate Bond Index, Hedged and the MSCI All Country World Index, which it believes are more appropriate measures of the Fund’s performance.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined level of risk. From an absolute Fund performance perspective, strategic allocations to US and international equities produced positive performance and led results. Exposure to large-, mid- and small-cap US equities contributed to positive absolute performance. Exposures to international developed market equities also contributed to positive absolute performance. In contrast, strategic allocations to alternative investments such as macro allocation strategies and real estate produced negative returns and were the leading detractors from absolute performance.

    Relative to the Fund’s custom index, manager selection and an overweight allocation to alternatives was the leading detractor from relative performance results. Within the allocation to alternatives, Invesco Global Real Estate Income Fund, Invesco Global Infrastructure Fund, Invesco Long/Short Equity Fund and Invesco All Cap Market Neutral Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short- and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite. Manager selection within the US equity allocation also detracted from relative performance. Within the allocation to large-cap US equities, Invesco Comstock Fund, Invesco Diversified Dividend Fund and Invesco S&P 500 Low Volatility ETF were the primary detractors from relative performance results. The two underlying holdings have tilts towards value, low volatility or dividend yield factors which were the worst performing large-cap equity factors during the year.

    Conversely, manager selection and an overweight allocation to US small- and mid-cap equities contributed to relative performance results. Invesco Discovery Mid Cap Growth Fund and Invesco Main Street Small Cap Fund each posted strong gains for the year and contributed to relative performance. Manager selection within the allocation to international equities also benefited relative performance. Within the allocation, Invesco Global Fund, Invesco International Small-Mid Company Fund and Invesco International Select Equity Fund outperformed global developed market equities as measured by the MSCI EAFE Index and were notable contributors to relative performance. Invesco Russell 1000 Dynamic Multifactor ETF posted a strong gain for the year and meaningfully contributed to relative performance.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    It has been our privilege to oversee Invesco Select Risk: Growth Investor Fund, and we thank you for your continued investment.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as

2                Invesco Select Risk: Growth Investor Fund

investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                Invesco Select Risk: Growth Investor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.
*

The Fund has changed its broad-based benchmark from the S&P 500® Index to the Bloomberg Barclays Global Aggregate Bond Index, Hedged and the MSCI All Country World Index, which it believes are more appropriate measures of the Fund’s performance.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                Invesco Select Risk: Growth Investor Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	6.02%
10 Years	6.74
5 Years	8.11
1 Year	5.71

Class C Shares
Inception (4/30/04)	6.01%
10 Years	6.71
5 Years	8.53
1 Year	10.09

Class R Shares
Inception (4/30/04)	6.12%
10 Years	7.09
5 Years	9.07
1 Year	11.64

Class S Shares
Inception (9/25/09)	8.32%
10 Years	7.47
5 Years	9.44
1 Year	11.98

Class Y Shares
Inception (10/3/08)	7.96%
10 Years	7.62
5 Years	9.61
1 Year	12.16

Class R5 Shares
Inception (4/30/04)	6.73%
10 Years	7.72
5 Years	9.71
1 Year	12.27

Class R6 Shares
10 Years	7.49%
5 Years	9.61
1 Year	12.27

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                Invesco Select Risk: Growth Investor Fund

Supplemental Information

Invesco Select Risk: Growth Investor Fund’s investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays Global Aggregate Bond Index, Hedged tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Select Risk: Growth Investor Index is composed of 80% MSCI All Country World Index and 20% Bloomberg Barclays Global Aggregate Bond Index, Hedged.
∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                Invesco Select Risk: Growth Investor Fund

Fund Information

Portfolio Composition*

By fund type	% of total investments

Equity Funds	76.26%
Fixed Income Funds	13.56
Alternative Funds	8.56
Money Market Funds	1.62

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of December 31, 2020.

7                Invesco Select Risk: Growth Investor Fund

Schedule of Investments

December 31, 2020

Invesco Select Risk: Growth Investor Fund

Schedule of Investments in Affiliated Issuers–100.11%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	12/31/20	12/31/19	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/20	12/31/20
Alternative Funds–8.66%
Invesco Balanced-Risk Allocation Fund, Class R6	-	$44,531,147	$2,433,527	$(45,691,359)	$(1,856,998)	$583,683	$-	-	$-
Invesco Fundamental Alternatives Fund, Class R6(b)	2.47%	-	26,262,719	(136,529)	128,416	(1,460)	591,684	953,273	26,253,146
Invesco Global Infrastructure Fund, Class R6	1.00%	-	10,557,757	-	92,615	-	92,793	963,835	10,650,372
Invesco Global Real Estate Income Fund, Class R6	2.01%	29,392,143	5,889,072	(11,165,121)	(1,451,743)	(1,344,424)	645,872	2,505,279	21,319,927
Invesco Macro Allocation Strategy Fund, Class R6(c)	2.52%	-	24,835,078	(227,984)	2,165,934	1,880	-	2,942,298	26,774,908
Invesco Master Event-Linked Bond Fund, Class R6(b)	0.66%	-	24,275,651	(17,185,618)	(92,606)	16,279	407,512	447,808	7,013,706
Total Alternative Funds		73,923,290	94,253,804	(74,406,611)	(1,014,382)	(744,042)	1,737,861		92,012,059
Domestic Equity Funds–46.61%
Invesco All Cap Market Neutral Fund, Class R6(c)	-	34,691,965	5,896,230	(36,595,104)	9,683,618	(13,676,709)	-	-	-
Invesco American Franchise Fund, Class R6	-	59,270,243	102,928	(70,176,508)	(22,833,986)	33,637,325	-	-	-
Invesco Comstock Fund, Class R6	-	72,071,283	7,582,239	(69,764,362)	(9,577,823)	(311,337)	768,725	-	-
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	7.03%	-	72,995,086	(8,982,198)	10,320,885	2,583,413	-	2,094,281	74,682,050
Invesco Diversified Dividend Fund, Class R6	-	97,538,324	3,801,335	(90,053,597)	(37,249,138)	25,963,076	1,274,770	-	-
Invesco Equally-Weighted S&P 500 Fund, Class R6	-	95,107,675	5,886,085	(98,594,553)	(27,808,290)	25,409,085	-	-	-
Invesco Long/Short Equity Fund, Class R6(c)	-	29,680,129	1,227,223	(24,190,902)	7,360,667	(14,077,117)	-	-	-
Invesco Main Street Small Cap Fund, Class R6(b)	9.99%	-	96,545,845	(13,847,597)	22,258,293	1,686,988	484,176	5,625,733	106,213,845
Invesco Russell 1000 Dynamic Multifactor ETF(d)	7.81%	-	75,870,248	(12,576,237)	18,112,739	1,599,629	803,338	2,089,262	83,006,379
Invesco S&P 500® Low Volatility ETF(d)	6.43%	-	64,862,850	(90,965)	3,562,605	(308)	466,481	1,215,262	68,334,182
Invesco S&P 500® Pure Growth ETF(d)	5.95%	102,255,804	4,506,609	(63,858,706)	12,568,058	7,803,567	455,458	388,359	63,275,332
Invesco S&P MidCap Low Volatility ETF	-	29,747,137	2,320,597	(26,640,890)	(11,133,920)	5,707,076	380,067	-	-
Invesco S&P SmallCap Low Volatility ETF(d)	9.40%	30,120,349	71,980,556	(8,803,867)	6,969,194	(302,331)	1,393,267	2,453,704	99,963,901
Invesco Small Cap Equity Fund, Class R6	-	23,089,336	2,130,488	(26,251,078)	(3,994,549)	5,025,803	-	-	-
Invesco Small Cap Value Fund, Class R6	-	22,998,694	4,832,978	(26,545,982)	(806,447)	(479,243)	-	-	-
Total Domestic Equity Funds		596,570,939	420,541,297	(576,972,546)	(22,568,094)	80,568,917	6,026,282		495,475,689
Fixed Income Funds–13.70%
Invesco Core Plus Bond Fund, Class R6	7.89%	45,041,301	51,052,927	(12,382,132)	576,765	2,198,196	1,147,788	7,336,520	83,929,791
Invesco Income Fund, Class R6	1.88%	-	19,633,922	(605,489)	968,339	6,875	305,212	2,561,286	20,003,647
Invesco Quality Income Fund, Class R5	-	21,427,655	2,721,193	(24,288,893)	888,169	(748,124)	450,916	-	-
Invesco Short Term Bond Fund, Class R6	-	26,207,641	3,378,998	(29,441,733)	(306,817)	161,911	382,512	-	-
Invesco Taxable Municipal Bond ETF(d)	2.85%	13,649,802	18,091,097	(2,173,458)	831,146	(102,560)	559,639	904,359	30,296,027
Invesco Variable Rate Investment Grade ETF	1.08%	-	11,576,946	(220,286)	99,739	891	36,473	458,475	11,457,290
Total Fixed Income Funds		106,326,399	106,455,083	(69,111,991)	3,057,341	1,517,189	2,882,540		145,686,755

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                Invesco Select Risk: Growth Investor Fund

Invesco Select Risk: Growth Investor Fund (continued)

Schedule of Investments in Affiliated Issuers–100.11%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	12/31/20	12/31/19	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/20	12/31/20
Foreign Equity Funds–30.46%
Invesco Emerging Markets All Cap Fund, Class R6(b)	2.29%	$15,368,628	$7,746,246	$(1,544,218)	$2,659,805	$1,068,031	$301,906	569,239	$24,340,678
Invesco Developing Markets Fund, Class R6(b)	2.31%	-	21,693,197	(1,069,937)	3,905,363	45,213	85,416	459,754	24,573,836
Invesco Global Fund, Class R6(b)	10.62%	-	106,398,029	(8,457,414)	14,282,210	6,730,908	-	969,131	112,903,781
Invesco International Growth Fund, Class R6	-	63,843,899	527,953	(63,839,863)	(10,278,463)	9,746,474	-	-	-
Invesco International Select Equity Fund, Class R6(c)	3.46%	61,771,969	-	(34,139,867)	6,030,012	3,123,925	-	2,364,141	36,786,039
Invesco International Small-Mid Company Fund, Class R6(b)	3.58%	-	36,529,258	(1,796,760)	3,310,960	2,912,612	-	688,727	38,065,912
Invesco Low Volatility Emerging Markets Fund	-	20,280,542	973,179	(19,299,617)	2,634,308	(4,588,412)	119,635	-	-
Invesco RAFI™ Strategic Developed ex-US ETF	2.95%	73,588,284	4,785,289	(45,115,888)	1,758,374	(3,697,468)	1,175,062	1,150,670	31,318,591
Invesco S&P Emerging Markets Low Volatility ETF	2.29%	-	22,636,495	(258,042)	1,895,181	(510)	288,737	1,087,993	24,273,124
Invesco S&P International Developed Low Volatility ETF	2.96%	-	30,969,448	(1,170,114)	1,672,422	18,824	266,054	1,050,036	31,490,580
Total Foreign Equity Funds		234,853,322	232,259,094	(176,691,720)	27,870,172	15,359,597	2,236,810		323,752,541
Money Market Funds–0.68%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)	0.24%	2,138,666	28,218,422	(27,860,097)	-	-	4,675	2,496,991	2,496,991
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)	0.17%	1,579,905	23,770,743	(23,496,593)	45	2,560	8,989	1,856,103	1,856,660
Invesco Treasury Portfolio, Institutional Class, 0.01%(e)	0.27%	2,444,190	32,249,624	(31,840,110)	-	-	5,179	2,853,704	2,853,704
Total Money Market Funds		6,162,761	84,238,789	(83,196,800)	45	2,560	18,843		7,207,355
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $916,705,149)	100.11%	1,017,836,711	937,748,067	(980,379,668)	7,345,082	96,704,221	12,902,336		1,064,134,399

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                Invesco Select Risk: Growth Investor Fund

Invesco Select Risk: Growth Investor Fund (continued)

Schedule of Investments in Affiliated Issuers–100.11%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized		Dividend		Shares	Value
	12/31/20	12/31/19	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income		12/31/20	12/31/20

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.96%
Invesco Government & Agency Portfolio, Institutional Class, 0.02%(e)(f)	-	$-	$43,492,110	$(43,492,110)	$-	$829		$3,722	(g)	-	$-

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(e)(f)	-	-	10,046,318	(10,047,147)	-	-		1,876	(g)	-	-

Invesco Private Government Fund, 0.02%(e)(f)	0.38%	-	128,831,891	(124,744,749)	-	-		759	(g)	4,087,142	4,087,142

Invesco Private Prime Fund, 0.12%(e)(f)	0.58%	-	79,049,128	(72,918,706)	-	291		1,627	(g)	6,128,875	6,130,713

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,217,855)	0.96%	-	261,419,447	(251,202,712)	-	1,120		7,984			10,217,855

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $926,923,004)	101.07%	$1,017,836,711	$1,199,167,514	$(1,231,582,380)	$7,345,082	$96,705,341	(h)	$12,910,320			$1,074,352,254

OTHER ASSETS LESS LIABILITIES	(1.07)%										(11,344,628)

NET ASSETS	100.00%										$1,063,007,626

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective September 30, 2020, the underlying fund’s name changed.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(d)	All or a portion of this security was out on loan at December 31, 2020.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.
(g)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco American Franchise Fund	$2
Invesco Discovery Mid Cap Growth Fund	2,235,136
Invesco Equally-Weighted S&P 500 Fund	2
Invesco Global Fund	6,049,952
Invesco International Small-Mid Company Fund	2,890,158
Invesco Main Street Small Cap Fund	429,684
Invesco Core Plus Bond Fund	2,557,266
Invesco Emerging Markets All Cap Fund	957,814

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                Invesco Select Risk: Growth Investor Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in affiliated underlying funds, at value (Cost $926,923,004)*	$1,074,352,254
Receivable for:
Dividends - affiliated underlying funds	251,939
Fund shares sold	752,906
Investment for trustee deferred compensation and retirement plans	181,937
Other assets	57,583
Total assets	1,075,596,619

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	244,097
Fund shares reacquired	1,100,953
Amount due custodian	144,228
Collateral upon return of securities loaned	10,217,855
Accrued fees to affiliates	603,946
Accrued other operating expenses	77,032
Trustee deferred compensation and retirement plans	200,882
Total liabilities	12,588,993
Net assets applicable to shares outstanding	$1,063,007,626

Net assets consist of:
Shares of beneficial interest	$893,635,652
Distributable earnings	169,371,974
$1,063,007,626

Net Assets:
Class A	$948,121,103
Class C	$58,186,805
Class R	$21,447,053
Class S	$23,626,920
Class Y	$10,588,769
Class R5	$452,814
Class R6	$584,162

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	60,001,248
Class C	3,730,742
Class R	1,360,678
Class S	1,497,183
Class Y	672,106
Class R5	28,517
Class R6	36,797
Class A:
Net asset value per share	$15.80
Maximum offering price per share (Net asset value of $15.80 ÷ 94.50%)	$16.72
Class C:
Net asset value and offering price per share	$15.60
Class R:
Net asset value and offering price per share	$15.76
Class S:
Net asset value and offering price per share	$15.78
Class Y:
Net asset value and offering price per share	$15.75
Class R5:
Net asset value and offering price per share	$15.88
Class R6:
Net asset value and offering price per share	$15.88

*	At December 31, 2020, securities with an aggregate value of $10,529,894 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                Invesco Select Risk: Growth Investor Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends from affiliated underlying funds (includes securities lending income of $ 213,794)	$13,116,130

Expenses:
Administrative services fees	129,003

Custodian fees	4,076

Distribution fees:
Class A	2,079,656

Class C	644,087

Class R	97,914

Class S	31,113

Transfer agent fees – A, C, R, S and Y	1,676,547

Transfer agent fees – R5	58

Transfer agent fees – R6	269

Trustees’ and officers’ fees and benefits	32,622

Registration and filing fees	110,302

Reports to shareholders	91,131

Professional services fees	34,002

Other	20,012

Total expenses	4,950,792

Less: Expense offset arrangement(s)	(5,349)

Net expenses	4,945,443

Net investment income	8,170,687

Realized and unrealized gain from:
Net realized gain from:

Affiliated underlying fund shares (includes net gains from securities sold to affiliates of $ 2,943,236)	81,585,327

Capital gain distributions from affiliated underlying fund shares	15,120,014

96,705,341

Change in net unrealized appreciation of affiliated underlying fund shares	7,345,082

Net realized and unrealized gain	104,050,423

Net increase in net assets resulting from operations	$112,221,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                Invesco Select Risk: Growth Investor Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$8,170,687	$16,503,278

Net realized gain	96,705,341	65,524,871

Change in net unrealized appreciation	7,345,082	97,968,015

Net increase in net assets resulting from operations	112,221,110	179,996,164

Distributions to shareholders from distributable earnings:
Class A	(98,165,277)	(79,130,161)

Class C	(6,815,985)	(6,127,673)

Class R	(2,169,184)	(1,777,440)

Class S	(2,486,920)	(2,050,560)

Class Y	(1,144,725)	(941,627)

Class R5	(48,255)	(3,119)

Class R6	(61,584)	(1,074)

Total distributions from distributable earnings	(110,891,930)	(90,031,654)

Share transactions–net:
Class A	56,275,195	75,370,582

Class C	(14,377,780)	(55,723,556)

Class R	672,313	546,071

Class S	837,895	21,581

Class Y	494,302	1,160,206

Class R5	455,236	5,171

Class R6	531,649	-

Net increase in net assets resulting from share transactions	44,888,810	21,380,055

Net increase in net assets	46,217,990	111,344,565

Net assets:
Beginning of year	1,016,789,636	905,445,071

End of year	$1,063,007,626	$1,016,789,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                Invesco Select Risk: Growth Investor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)(b)	unrealized)	operations	income	gains	distributions	of period	return (c)	(000’s omitted)	absorbed(d)		absorbed		net assets(b)		turnover (e)
Class A
Year ended 12/31/20	$15.79	$0.14	$1.71	$1.85	$(0.27)	$(1.57)	$(1.84)	$15.80	11.87%	$948,121	0.47	%(f)	0.47	%(f)	0.92	%(f)	90%
Year ended 12/31/19	14.37	0.28	2.68	2.96	(0.22)	(1.32)	(1.54)	15.79	20.59	889,968	0.49		0.49		1.76		32
Year ended 12/31/18	16.05	0.20	(1.53)	(1.33)	(0.20)	(0.15)	(0.35)	14.37	(8.27)	739,240	0.50		0.50		1.26		16
Year ended 12/31/17	14.12	0.20	2.02	2.22	(0.29)	-	(0.29)	16.05	15.77	844,780	0.55		0.55		1.32		14
Year ended 12/31/16	13.09	0.16	1.03	1.19	(0.16)	-	(0.16)	14.12	9.08	793,403	0.54		0.54		1.21		52
Class C
Year ended 12/31/20	15.64	0.02	1.70	1.72	(0.19)	(1.57)	(1.76)	15.60	11.09	58,187	1.22	(f)	1.22	(f)	0.17	(f)	90
Year ended 12/31/19	14.26	0.16	2.64	2.80	(0.10)	(1.32)	(1.42)	15.64	19.64	73,066	1.24		1.24		1.01		32
Year ended 12/31/18	15.91	0.08	(1.51)	(1.43)	(0.07)	(0.15)	(0.22)	14.26	(8.95)	118,925	1.25		1.25		0.51		16
Year ended 12/31/17	14.00	0.09	1.99	2.08	(0.17)	-	(0.17)	15.91	14.86	147,229	1.30		1.30		0.57		14
Year ended 12/31/16	12.97	0.06	1.02	1.08	(0.05)	-	(0.05)	14.00	8.30	144,077	1.29		1.29		0.46		52
Class R
Year ended 12/31/20	15.75	0.10	1.71	1.81	(0.23)	(1.57)	(1.80)	15.76	11.64	21,447	0.72	(f)	0.72	(f)	0.67	(f)	90
Year ended 12/31/19	14.34	0.24	2.66	2.90	(0.17)	(1.32)	(1.49)	15.75	20.26	20,690	0.74		0.74		1.51		32
Year ended 12/31/18	16.01	0.16	(1.52)	(1.36)	(0.16)	(0.15)	(0.31)	14.34	(8.49)	18,275	0.75		0.75		1.01		16
Year ended 12/31/17	14.09	0.16	2.01	2.17	(0.25)	-	(0.25)	16.01	15.43	21,598	0.80		0.80		1.07		14
Year ended 12/31/16	13.06	0.13	1.02	1.15	(0.12)	-	(0.12)	14.09	8.82	22,386	0.79		0.79		0.96		52
Class S
Year ended 12/31/20	15.77	0.15	1.72	1.87	(0.29)	(1.57)	(1.86)	15.78	11.98	23,627	0.37	(f)	0.37	(f)	1.02	(f)	90
Year ended 12/31/19	14.35	0.30	2.67	2.97	(0.23)	(1.32)	(1.55)	15.77	20.73	22,788	0.39		0.39		1.86		32
Year ended 12/31/18	16.03	0.22	(1.53)	(1.31)	(0.22)	(0.15)	(0.37)	14.35	(8.17)	20,700	0.40		0.40		1.36		16
Year ended 12/31/17	14.10	0.22	2.02	2.24	(0.31)	-	(0.31)	16.03	15.90	25,358	0.45		0.45		1.42		14
Year ended 12/31/16	13.08	0.18	1.01	1.19	(0.17)	-	(0.17)	14.10	9.12	23,344	0.44		0.44		1.31		52
Class Y
Year ended 12/31/20	15.74	0.17	1.72	1.89	(0.31)	(1.57)	(1.88)	15.75	12.16	10,589	0.22	(f)	0.22	(f)	1.17	(f)	90
Year ended 12/31/19	14.33	0.32	2.67	2.99	(0.26)	(1.32)	(1.58)	15.74	20.86	10,233	0.24		0.24		2.01		32
Year ended 12/31/18	16.02	0.24	(1.54)	(1.30)	(0.24)	(0.15)	(0.39)	14.33	(8.08)	8,271	0.25		0.25		1.51		16
Year ended 12/31/17	14.09	0.24	2.02	2.26	(0.33)	-	(0.33)	16.02	16.08	10,561	0.30		0.30		1.57		14
Year ended 12/31/16	13.06	0.20	1.02	1.22	(0.19)	-	(0.19)	14.09	9.38	6,816	0.29		0.29		1.46		52
Class R5
Year ended 12/31/20	15.86	0.19	1.72	1.91	(0.32)	(1.57)	(1.89)	15.88	12.20	453	0.14	(f)	0.14	(f)	1.25	(f)	90
Year ended 12/31/19	14.42	0.34	2.69	3.03	(0.27)	(1.32)	(1.59)	15.86	21.05	33	0.15		0.15		2.10		32
Year ended 12/31/18	16.12	0.26	(1.56)	(1.30)	(0.25)	(0.15)	(0.40)	14.42	(8.02)	25	0.16		0.16		1.60		16
Year ended 12/31/17	14.17	0.26	2.04	2.30	(0.35)	-	(0.35)	16.12	16.26	25	0.19		0.19		1.68		14
Year ended 12/31/16	13.14	0.21	1.03	1.24	(0.21)	-	(0.21)	14.17	9.45	12	0.16		0.16		1.59		52
Class R6
Year ended 12/31/20	15.85	0.19	1.73	1.92	(0.32)	(1.57)	(1.89)	15.88	12.27	584	0.14	(f)	0.14	(f)	1.25	(f)	90
Year ended 12/31/19	14.42	0.34	2.68	3.02	(0.27)	(1.32)	(1.59)	15.85	20.98	11	0.15		0.15		2.10		32
Year ended 12/31/18	16.11	0.26	(1.55)	(1.29)	(0.25)	(0.15)	(0.40)	14.42	(7.96)	10	0.16		0.16		1.60		16
Period ended 12/31/17(g)	14.84	0.19	1.43	1.62	(0.35)	-	(0.35)	16.11	10.94	11	0.20	(h)	0.20	(h)	1.67	(h)	14

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds 0.58%, 0.58%, 0.55%, 0.58% and 0.61% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $831,862, $64,409, $19,583, $20,742, $9,209, $58 and $266 for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Commencement date of April 4, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                Invesco Select Risk: Growth Investor Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Select Risk: Growth Investor Fund, formerly Invesco Growth Allocation Fund, (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

    The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), an affiliate of Invesco, or other unaffiliated advisers. The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

    The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

15                Invesco Select Risk: Growth Investor Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

I.

Other Risks – Certain of the underlying funds are non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

16                Invesco Select Risk: Growth Investor Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Advisor indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.90%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $127,095 in front-end sales commissions from the sale of Class A shares and $11,822 and $2,295 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Affiliated Issuers	$1,049,913,338	$7,013,706	$–	$1,056,927,044

Money Market Funds	7,207,355	10,217,855	–	17,425,210
Total Investments	$1,057,120,693	$17,231,561	$–	$1,074,352,254

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers

17                Invesco Select Risk: Growth Investor Fund

complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $74,525,432 and securities sales of $89,517,819, which resulted in net realized gains of $2,943,236.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,349.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019
Ordinary income*	$27,610,614	$13,021,749
Long-term capital gain	83,281,316	77,009,905
Total distributions	$110,891,930	$90,031,654

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$9,842,737

Undistributed long-term capital gain	12,820,084

Net unrealized appreciation – investments	146,878,069

Temporary book/tax differences	(168,916)

Shares of beneficial interest	893,635,652

Total net assets	$1,063,007,626

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and outstanding master fund investments basis adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $853,509,278 and $897,182,868, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$146,970,682

Aggregate unrealized (depreciation) of investments	(92,613)

Net unrealized appreciation of investments	$146,878,069

Cost of investments for tax purposes is $927,474,185.

18                Invesco Select Risk: Growth Investor Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, on December 31, 2020, undistributed net investment income was increased by $3,052,351 and undistributed net realized gain was decreased by $3,052,351. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

		Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Class A	7,550,400	$110,421,587	5,178,347	$83,577,866

Class C	828,152	11,874,273	796,933	12,605,734

Class R	312,909	4,787,434	193,300	3,093,701

Class S	30,727	452,683	36,271	576,043

Class Y	199,589	3,030,442	228,067	3,665,260

Class R5	23,476	408,705	215	3,504

Class R6	33,318	488,312	-	-

Issued as reinvestment of dividends:
Class A	6,097,767	95,125,208	4,862,997	76,689,471

Class C	435,577	6,707,887	384,112	6,003,711

Class R	139,404	2,169,128	112,924	1,777,379

Class S	159,561	2,485,964	130,194	2,050,560

Class Y	67,938	1,056,429	53,818	846,018

Class R5	2,974	46,608	110	1,731

Class R6	3,849	60,309	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	915,737	14,081,303	3,518,470	53,798,632

Class C	(927,951)	(14,081,303)	(3,547,915)	(53,798,632)

Reacquired:
Class A	(10,927,493)	(163,352,903)	(8,642,558)	(138,695,387)

Class C	(1,275,880)	(18,878,637)	(1,301,818)	(20,534,369)

Class R	(404,933)	(6,284,249)	(267,380)	(4,325,009)

Class S	(138,260)	(2,100,752)	(163,732)	(2,605,022)

Class Y	(245,418)	(3,592,569)	(209,032)	(3,351,072)

Class R5	(5)	(77)	(4)	(64)

Class R6	(1,045)	(16,972)	-	-

Net increase in share activity	2,880,393	$44,888,810	1,363,319	$21,380,055

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

19                Invesco Select Risk: Growth Investor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Select Risk: Growth Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select Risk: Growth Investor Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20                Invesco Select Risk: Growth Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,214.90	$2.62	$1,022.77	$2.39	0.47%
Class C	1,000.00	1,210.80	6.78	1,019.00	6.19	1.22
Class R	1,000.00	1,213.50	4.01	1,021.52	3.66	0.72
Class S	1,000.00	1,215.40	2.06	1,023.28	1.88	0.37
Class Y	1,000.00	1,216.60	1.23	1,024.03	1.12	0.22
Class R5	1,000.00	1,217.20	0.78	1,024.43	0.71	0.14
Class R6	1,000.00	1,217.20	0.78	1,024.43	0.71	0.14

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

21                Invesco Select Risk: Growth Investor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$83,281,316
Qualified Dividend Income*	45.78%
Corporate Dividends Received Deduction*	32.97%
Qualified Business Income (199A)*	2.11%
Business Interest Income*	9.89%
U.S. Treasury Obligations*	0.25%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$11,405,344

22                Invesco Select Risk: Growth Investor Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                Invesco Select Risk: Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                Invesco Select Risk: Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                Invesco Select Risk: Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                Invesco Select Risk: Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                Invesco Select Risk: Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-6                Invesco Select Risk: Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                Invesco Select Risk: Growth Investor Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	GAL-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Select Risk: Moderately Conservative Investor Fund
Nasdaq:
A: CAAMX ∎ C: CACMX ∎ R: CMARX ∎ S: CMASX ∎ Y: CAAYX ∎ R5: CMAIX ∎ R6: CNSSX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco Select Risk: Moderately Conservative Investor Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Select Risk: Moderately Conservative Investor Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.23%

Class C Shares	9.40

Class R Shares	9.99

Class S Shares	10.33

Class Y Shares	10.52

Class R5 Shares	10.51

Class R6 Shares	10.60
Bloomberg Barclays Global Aggregate Bond Index, Hedged▼*	5.58
MSCI All Country World Index▼*	16.25
S&P 500 Index▼ (Former Broad Market Index)*	18.40
Custom Invesco Select Risk: Moderately Conservative Index∎	10.50
Source(s):▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

*  The Fund has changed its broad market benchmark from the S&P 500 Index to the Bloomberg Barclays Global Aggregate Bond Index, Hedged and the MSCI All Country World Index, which it believes are more appropriate measures of the Fund’s performance.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined level of risk. From an absolute performance perspective, all strategic asset class allocations produced positive performance and contributed to results. Within equities, exposure to large-, mid- and small-cap US equities contributed to positive absolute performance. On the fixed income side, exposures to US taxable municipal bonds and corporate bonds were contributors to positive absolute performance. In contrast, exposure to real estate within the allocation to alternative investments detracted from absolute performance.

    Relative to the Fund’s custom index, an overweight allocation to alternatives was the leading detractor from relative performance results. Within the allocation to alternatives,

Invesco Global Real Estate Income Fund and Invesco Fundamental Alternatives Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short- and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite. Manager selection within the international equity allocation also detracted from relative performance. Invesco RAFI Strategic Developed ex-US ETF and Invesco S&P International Developed Low Volatility ETF produced positive absolute performance but underperformed their respective benchmark indices and detracted from relative performance.

    Conversely, manager selection and an underweight allocation to fixed income were the leading contributors to relative performance results. Within the allocation, Invesco Core Plus Bond Fund, Invesco International Bond Fund and Invesco Income Fund were the leading contributors to relative performance. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index, Hedged – government-related, corporate, securitized and treasury – posted positive returns for the year. Strong performance for US bonds was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. An overweight allocation to US equities also contributed to relative performance results. Invesco Russell 1000 Dynamic Multifactor ETF, Invesco Discovery Mid Cap Growth Fund and Invesco Main Street Small Cap Fund each posted strong gains for the year and contributed to relative performance.

    Please note that some of the Fund’s underlying funds use derivatives, including futures, forward contracts and total return swaps, which may create economic leverage in the underlying funds. Therefore, some of the Fund’s performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    It has been our privilege to oversee Invesco Select Risk: Moderately Conservative Investor Fund, and we thank you for your continued investment.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an

2	Invesco Select Risk: Moderately Conservative Investor Fund

offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Select Risk: Moderately Conservative Investor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.
*

The Fund has changed its broad-based benchmark from the S&P 500® Index to the Bloomberg Barclays Global Aggregate Bond Index, Hedged and the MSCI All Country World Index, which it believes are more appropriate measures of the Fund’s performance.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Select Risk: Moderately Conservative Investor Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	4.58%
10 Years	4.97
5 Years	5.54
1 Year	4.15

Class C Shares
Inception (4/29/05)	4.57%
10 Years	4.94
5 Years	5.92
1 Year	8.40

Class R Shares
Inception (4/29/05)	4.70%
10 Years	5.30
5 Years	6.46
1 Year	9.99

Class S Shares
10 Years	5.67%
5 Years	6.83
1 Year	10.33

Class Y Shares
Inception (10/3/08)	6.22%
10 Years	5.81
5 Years	6.99
1 Year	10.52

Class R5 Shares
Inception (4/29/05)	5.25%
10 Years	5.87
5 Years	7.05
1 Year	10.51

Class R6 Shares
10 Years	5.67%
5 Years	6.95
1 Year	10.60

Class S shares incepted on June 3, 2011. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Select Risk: Moderately Conservative Investor Fund

Supplemental Information

Invesco Select Risk: Moderately Conservative Investor Fund’s investment objective is total return consistent with a lower level of risk relative to the broad stock market.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays Global Aggregate Bond Index, Hedged tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Select Risk: Moderately Conservative Investor Index is composed of 40% MSCI All Country World Index and 60% Bloomberg Barclays Global Aggregate Bond Index, Hedged.
∎	The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Select Risk: Moderately Conservative Investor Fund

Fund Information

Portfolio Composition*

By fund type	% of total investments

Fixed Income Funds	53.33%
Equity Funds	36.95
Alternative Funds	8.42
Money Market Funds	1.30

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of December 31, 2020.

7	Invesco Select Risk: Moderately Conservative Investor Fund

Schedule of Investments

December 31, 2020

Invesco Select Risk: Moderately Conservative Investor Fund

Schedule of Investments in Affiliated Issuers-100.08%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20
Alternative Funds-8.50%
Invesco Balanced-Risk Allocation Fund, Class R6	-	$10,741,520	$434,468	$(11,102,630)	$(288,596)	$215,238	$-	-	$-
Invesco Fundamental Alternatives Fund, Class R6(b)	2.52%	-	8,725,516	-	37,443	-	187,633	318,190	8,762,959
Invesco Global Infrastructure Fund, Class R6	0.99%	-	3,419,144	-	42,746	-	29,945	313,293	3,461,890
Invesco Global Real Estate Income Fund, Class R6	1.81%	9,065,070	2,235,847	(4,503,163)	(86,476)	(422,505)	213,637	738,986	6,288,773
Invesco Global Targeted Returns Fund, Class R6(c)	-	10,575,368	1,060,073	(11,451,826)	483,580	(667,195)	-	-	-
Invesco Macro Allocation Strategy Fund, Class R6(c)	2.51%	-	8,131,313	(133,280)	724,482	2,483	-	958,791	8,724,998
Invesco Master Event-Linked Bond Fund, Class R6(b)	0.67%	-	8,165,977	(5,802,867)	(32,382)	317	138,711	148,832	2,331,045
Total Alternative Funds		30,381,958	32,172,338	(32,993,766)	880,797	(871,662)	569,926		29,569,665
Domestic Equity Funds-25.86%
Invesco American Franchise Fund, Class R6	-	7,997,510	823,938	(10,595,963)	(5,255,860)	7,030,376	-	-	-
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	3.58%	-	12,121,430	(1,473,987)	1,723,081	455,627	-	349,208	12,452,772
Invesco Diversified Dividend Fund, Class R6	-	17,352,035	2,659,973	(18,082,568)	(6,343,078)	4,413,638	257,237	-	-
Invesco Equally-Weighted S&P 500 Fund, Class R6	-	20,603,996	4,279,668	(24,392,742)	(5,448,451)	4,957,532	1	-	-
Invesco Growth and Income Fund, Class R6	-	14,218,219	3,742,196	(15,842,569)	(1,995,900)	(121,946)	186,500	-	-
Invesco Main Street Small Cap Fund, Class R6(b)	4.58%	-	14,991,535	(2,663,781)	3,363,106	302,658	76,134	843,536	15,925,952
Invesco Russell 1000 Dynamic Multifactor ETF	4.45%	-	14,553,910	(2,916,360)	3,434,910	402,097	158,013	389,493	15,474,557
Invesco S&P 500 Pure Value ETF(d)	3.92%	-	12,945,275	(2,237,146)	2,666,718	259,993	127,243	221,849	13,634,840
Invesco S&P 500® Low Volatility ETF	2.28%	-	7,736,669	(204,198)	410,151	5,545	53,739	141,351	7,948,167
Invesco S&P 500® Pure Growth ETF	4.54%	17,341,349	3,233,113	(9,325,353)	3,586,629	982,158	96,607	97,084	15,817,896
Invesco S&P MidCap Low Volatility ETF	-	4,599,840	935,223	(4,666,654)	(220,546)	(647,863)	69,809	-	-
Invesco S&P SmallCap Low Volatility ETF(d)	2.51%	-	8,519,746	(1,137,609)	1,267,574	77,204	85,947	214,210	8,726,915
Total Domestic Equity Funds		82,112,949	86,542,676	(93,538,930)	(2,811,666)	18,117,019	1,111,230		89,981,099
Fixed Income Funds-53.83%
Invesco Core Plus Bond Fund, Class R6	16.91%	51,852,777	10,957,542	(5,967,984)	2,070,398	1,653,127	874,689	5,143,835	58,845,474
Invesco Emerging Markets Local Debt Fund, Class R6(b)	-	7,058,735	476,683	(7,230,983)	(47,687)	(256,748)	161,619	-	-
Invesco Emerging Markets Sovereign Debt ETF	-	6,946,626	1,230,739	(7,964,054)	(438,494)	225,183	210,503	-	-
Invesco Floating Rate ESG Fund, Class R6(e)	-	12,284,464	643,477	(12,131,452)	(479,235)	(317,254)	322,065	-	-
Invesco Fundamental High Yield® Corporate Bond ETF	3.06%	-	10,287,715	-	352,808	-	164,568	547,352	10,640,523
Invesco High Yield Fund, Class R6	-	23,214,707	2,997,884	(24,809,440)	(1,051,720)	(351,431)	881,455	-	-
Invesco Income Fund, Class R6	4.05%	-	13,706,459	(340,344)	708,412	3,733	229,150	1,802,594	14,078,260
Invesco International Bond Fund, Class R6(b)	9.42%	-	30,516,966	-	2,253,744	-	353,856	5,611,423	32,770,710
Invesco Master Loan Fund, Class R6(b)	3.90%	-	13,146,558	-	414,823	(4)	305,676	875,617	13,561,377
Invesco Quality Income Fund, Class R5	-	18,349,222	1,534,360	(20,118,418)	789,079	(554,243)	411,040	-	-
Invesco Short Duration Inflation Protected Fund, Class R6	-	12,816,927	1,217,401	(14,281,828)	64,445	183,055	98,743	-	-
Invesco Short Term Bond Fund, Class R6	-	18,142,424	2,170,347	(20,696,676)	(239,402)	623,307	284,761	-	-
Invesco Taxable Municipal Bond ETF	11.01%	12,719,464	27,046,837	(2,635,599)	1,094,108	92,959	637,537	1,143,814	38,317,769
Invesco Variable Rate Investment Grade ETF	5.48%	10,511,205	9,441,816	(967,563)	210,828	(115,396)	196,379	763,541	19,080,890
Total Fixed Income Funds		173,896,551	125,374,784	(117,144,341)	5,702,107	1,186,288	5,132,041		187,295,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Select Risk: Moderately Conservative Investor Fund

Invesco Select Risk: Moderately Conservative Investor Fund (continued)

Schedule of Investments in Affiliated Issuers-100.08%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income		Shares 12/31/20	Value 12/31/20
Foreign Equity Funds-11.43%
Invesco Global Fund, Class R6(b)	4.61%	$-	$15,812,498	$(1,918,197)	$2,074,169	$968,831	$-		137,777	$16,050,989
Invesco International Growth Fund, Class R6	-	8,796,781	1,363,784	(10,414,485)	(2,364,929)	2,618,852	-		-	-
Invesco International Select Equity Fund, Class R6(c)	1.97%	-	6,442,896	(981,547)	1,294,022	113,907	-		441,470	6,869,278
Invesco International Small-Mid Company Fund, Class R6(b)	1.88%	-	6,726,397	(792,698)	558,139	507,528	-		118,122	6,528,605
Invesco RAFI™ Strategic Developed ex-US ETF	1.00%	13,281,358	3,017,233	(12,083,263)	198,956	(951,376)	229,657		127,230	3,462,908
Invesco S&P International Developed Low Volatility ETF	1.97%	-	6,474,376	-	379,329	-	60,475		228,533	6,853,705
Total Foreign Equity Funds		22,078,139	39,837,184	(26,190,190)	2,139,686	3,257,742	290,132			39,765,485
Money Market Funds-0.46%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(f)	0.16%	671,427	22,240,601	(22,347,917)	-	-	2,164		564,111	564,111
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(f)	0.12%	594,136	16,167,384	(16,358,852)	15	95	2,700		402,658	402,778
Invesco Treasury Portfolio, Institutional Class, 0.01%(f)	0.18%	767,345	25,417,829	(25,540,475)	-	-	2,318		644,699	644,699
Total Money Market Funds		2,032,908	63,825,814	(64,247,244)	15	95	7,182			1,611,588
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $313,504,636)	100.08%	310,502,505	347,752,796	(334,114,471)	5,910,939	21,689,482	7,110,511			348,222,840
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.85%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(f)(g)	-	-	45,576,270	(45,576,270)	-	-	10,526	(h)	-	-
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(f)(g)	-	-	14,149,202	(14,147,848)	-	(1,354)	4,535	(h)	-	-
Invesco Private Government Fund, 0.02%(f)(g)	0.34%	-	77,621,481	(76,435,292)	-	-	415	(h)	1,186,189	1,186,189
Invesco Private Prime Fund, 0.12%(f)(g)	0.51%	-	42,363,795	(40,584,786)	-	275	701	(h)	1,778,750	1,779,284
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,965,473)	0.85%	-	179,710,748	(176,744,196)	-	(1,079)	16,177			2,965,473
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $316,470,109)	100.93%	$310,502,505	$527,463,544	$(510,858,667)	$5,910,939	$21,688,403 (i)	$7,126,688			$351,188,313
OTHER ASSETS LESS LIABILITIES	(0.93)%									(3,228,053)
NET ASSETS	100.00%									$347,960,260

Investment Abbreviations:

ETF - Exchange- Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective September 30, 2020, the underlying fund’s name changed.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(d)	All or a portion of this security was out on loan at December 31, 2020.
(e)	Effective August 21, 2020, the underlying fund’s name changed.
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.
(h)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco American Franchise Fund	$1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Select Risk: Moderately Conservative Investor Fund

Fund Name	Capital Gain
Invesco Core Plus Bond Fund	$1,720,386
Invesco Discovery Mid Cap Growth Fund	373,379
Invesco Equally-Weighted S&P 500 Fund	3
Invesco Global Fund	886,312
Invesco International Growth Fund	3
Invesco International Small-Mid Company Fund	470,761
Invesco Main Street Small Cap Fund	67,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Select Risk: Moderately Conservative Investor Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in affiliated underlying funds, at value (Cost $316,470,109)*	$351,188,313

Cash	117

Receivable for:
Dividends - affiliated underlying funds	314,640

Fund shares sold	403,010

Investment for trustee deferred compensation and retirement plans	99,347

Other assets	48,915

Total assets	352,054,342

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	302,521

Fund shares reacquired	489,742

Collateral upon return of securities loaned	2,965,473

Accrued fees to affiliates	168,972

Accrued other operating expenses	59,028

Trustee deferred compensation and retirement plans	108,346

Total liabilities	4,094,082

Net assets applicable to shares outstanding	$347,960,260

Net assets consist of:
Shares of beneficial interest	$314,090,656

Distributable earnings	33,869,604

$347,960,260

Net Assets:
Class A	$300,115,867

Class C	$27,569,340

Class R	$7,876,719

Class S	$2,011,793

Class Y	$10,363,014

Class R5	$11,146

Class R6	$12,381

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	25,679,906

Class C	2,386,175

Class R	676,905

Class S	171,894

Class Y	888,037

Class R5	949

Class R6	1,055

Class A:
Net asset value per share	$11.69

Maximum offering price per share (Net asset value of $11.69 ÷ 94.50%)	$12.37

Class C:
Net asset value and offering price per share	$11.55

Class R:
Net asset value and offering price per share	$11.64

Class S:
Net asset value and offering price per share	$11.70

Class Y:
Net asset value and offering price per share	$11.67

Class R5:
Net asset value and offering price per share	$11.74

Class R6:
Net asset value and offering price per share	$11.74

*	At December 31, 2020, securities with an aggregate value of $2,925,279 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Select Risk: Moderately Conservative Investor Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends from affiliated underlying funds (includes securities lending income of $107,370)	$7,217,881

Expenses:
Administrative services fees	45,413

Custodian fees	2,481

Distribution fees:
Class A	660,548

Class C	304,146

Class R	36,012

Class S	2,738

Transfer agent fees – A, C, R, S and Y	412,840

Transfer agent fees – R5	11

Transfer agent fees – R6	11

Trustees’ and officers’ fees and benefits	23,845

Registration and filing fees	95,800

Reports to shareholders	61,946

Professional services fees	34,969

Other	14,025

Total expenses	1,694,785

Less: Expense offset arrangement(s)	(1,126)

Net expenses	1,693,659

Net investment income	5,524,222

Realized and unrealized gain from:
Net realized gain from:

Affiliated underlying fund shares (includes net gains (losses) from securities sold to affiliates of $(287,709))	18,169,992

Capital gain distributions from affiliated underlying fund shares	3,518,411

21,688,403

Change in net unrealized appreciation of affiliated underlying fund shares	5,910,939

Net realized and unrealized gain	27,599,342

Net increase in net assets resulting from operations	$33,123,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Select Risk: Moderately Conservative Investor Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$5,524,222	$8,640,444

Net realized gain	21,688,403	10,797,034

Change in net unrealized appreciation	5,910,939	19,685,915

Net increase in net assets resulting from operations	33,123,564	39,123,393

Distributions to shareholders from distributable earnings:
Class A	(21,872,346)	(15,739,764)

Class C	(2,167,211)	(1,798,827)

Class R	(585,735)	(470,227)

Class S	(150,207)	(118,320)

Class Y	(887,160)	(623,354)

Class R5	(901)	(735)

Class R6	(958)	(681)

Total distributions from distributable earnings	(25,664,518)	(18,751,908)

Share transactions–net:
Class A	36,640,278	31,401,541

Class C	(6,076,705)	(26,851,515)

Class R	(33,169)	(188,658)

Class S	95,392	(70,180)

Class Y	(244,232)	2,634,664

Class R6	2,007	-

Net increase in net assets resulting from share transactions	30,383,571	6,925,852

Net increase in net assets	37,842,617	27,297,337

Net assets:
Beginning of year	310,117,643	282,820,306

End of year	$347,960,260	$310,117,643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Select Risk: Moderately Conservative Investor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Year ended 12/31/20	$11.47	$0.20	$0.94	$1.14	$(0.27)	$(0.65)	$(0.92)	$11.69	10.23%	$300,116	0.47	%(f)	0.47	%(f)	1.81	%(f)	86%
Year ended 12/31/19	10.68	0.35	1.18	1.53	(0.35)	(0.39)	(0.74)	11.47	14.39	257,703	0.48		0.48		3.01		28
Year ended 12/31/18	11.63	0.28	(0.80)	(0.52)	(0.28)	(0.15)	(0.43)	10.68	(4.50)	210,248	0.50		0.50		2.43		23
Year ended 12/31/17	11.13	0.24	0.63	0.87	(0.34)	(0.03)	(0.37)	11.63	7.87	233,998	0.53		0.53		2.11		11
Year ended 12/31/16	10.70	0.23	0.47	0.70	(0.22)	(0.05)	(0.27)	11.13	6.63	239,626	0.50		0.50		2.16		45
Class C
Year ended 12/31/20	11.34	0.12	0.92	1.04	(0.18)	(0.65)	(0.83)	11.55	9.40	27,569	1.22	(f)	1.22	(f)	1.06	(f)	86
Year ended 12/31/19	10.57	0.26	1.16	1.42	(0.26)	(0.39)	(0.65)	11.34	13.45	33,282	1.23		1.23		2.26		28
Year ended 12/31/18	11.51	0.19	(0.79)	(0.60)	(0.19)	(0.15)	(0.34)	10.57	(5.21)	57,060	1.25		1.25		1.68		23
Year ended 12/31/17	11.02	0.16	0.61	0.77	(0.25)	(0.03)	(0.28)	11.51	7.02	69,800	1.28		1.28		1.36		11
Year ended 12/31/16	10.59	0.15	0.47	0.62	(0.14)	(0.05)	(0.19)	11.02	5.88	70,906	1.25		1.25		1.41		45
Class R
Year ended 12/31/20	11.42	0.18	0.93	1.11	(0.24)	(0.65)	(0.89)	11.64	9.99	7,877	0.72	(f)	0.72	(f)	1.56	(f)	86
Year ended 12/31/19	10.64	0.32	1.17	1.49	(0.32)	(0.39)	(0.71)	11.42	14.05	7,777	0.73		0.73		2.76		28
Year ended 12/31/18	11.58	0.25	(0.79)	(0.54)	(0.25)	(0.15)	(0.40)	10.64	(4.68)	7,410	0.75		0.75		2.18		23
Year ended 12/31/17	11.09	0.21	0.62	0.83	(0.31)	(0.03)	(0.34)	11.58	7.52	8,359	0.78		0.78		1.86		11
Year ended 12/31/16	10.66	0.21	0.47	0.68	(0.20)	(0.05)	(0.25)	11.09	6.38	9,534	0.75		0.75		1.91		45
Class S
Year ended 12/31/20	11.48	0.22	0.93	1.15	(0.28)	(0.65)	(0.93)	11.70	10.33	2,012	0.37	(f)	0.37	(f)	1.91	(f)	86
Year ended 12/31/19	10.70	0.36	1.17	1.53	(0.36)	(0.39)	(0.75)	11.48	14.39	1,877	0.38		0.38		3.11		28
Year ended 12/31/18	11.64	0.29	(0.79)	(0.50)	(0.29)	(0.15)	(0.44)	10.70	(4.31)	1,814	0.40		0.40		2.53		23
Year ended 12/31/17	11.14	0.26	0.62	0.88	(0.35)	(0.03)	(0.38)	11.64	7.97	2,106	0.43		0.43		2.21		11
Year ended 12/31/16	10.71	0.25	0.46	0.71	(0.23)	(0.05)	(0.28)	11.14	6.73	2,162	0.40		0.40		2.26		45
Class Y
Year ended 12/31/20	11.45	0.23	0.93	1.16	(0.29)	(0.65)	(0.94)	11.67	10.52	10,363	0.22	(f)	0.22	(f)	2.06	(f)	86
Year ended 12/31/19	10.67	0.37	1.18	1.55	(0.38)	(0.39)	(0.77)	11.45	14.59	9,457	0.23		0.23		3.26		28
Year ended 12/31/18	11.62	0.31	(0.80)	(0.49)	(0.31)	(0.15)	(0.46)	10.67	(4.27)	6,268	0.25		0.25		2.68		23
Year ended 12/31/17	11.12	0.27	0.63	0.90	(0.37)	(0.03)	(0.40)	11.62	8.15	6,232	0.28		0.28		2.36		11
Year ended 12/31/16	10.69	0.26	0.47	0.73	(0.25)	(0.05)	(0.30)	11.12	6.90	4,767	0.25		0.25		2.41		45
Class R5
Year ended 12/31/20	11.52	0.24	0.93	1.17	(0.30)	(0.65)	(0.95)	11.74	10.51	11	0.19	(f)	0.19	(f)	2.09	(f)	86
Year ended 12/31/19	10.73	0.38	1.18	1.56	(0.38)	(0.39)	(0.77)	11.52	14.69	11	0.19		0.20		3.30		28
Year ended 12/31/18	11.68	0.31	(0.80)	(0.49)	(0.31)	(0.15)	(0.46)	10.73	(4.18)	10	0.21		0.21		2.72		23
Year ended 12/31/17	11.18	0.28	0.62	0.90	(0.37)	(0.03)	(0.40)	11.68	8.16	11	0.24		0.24		2.40		11
Year ended 12/31/16	10.74	0.27	0.48	0.75	(0.26)	(0.05)	(0.31)	11.18	7.03	14	0.20		0.20		2.46		45
Class R6
Year ended 12/31/20	11.52	0.24	0.93	1.17	(0.30)	(0.65)	(0.95)	11.74	10.51	12	0.19	(f)	0.19	(f)	2.09	(f)	86
Year ended 12/31/19	10.73	0.38	1.18	1.56	(0.38)	(0.39)	(0.77)	11.52	14.69	10	0.19		0.20		3.30		28
Year ended 12/31/18	11.67	0.31	(0.79)	(0.48)	(0.31)	(0.15)	(0.46)	10.73	(4.10)	9	0.21		0.21		2.72		23
Period ended 12/31/17(g)	11.40	0.21	0.40	0.61	(0.31)	(0.03)	(0.34)	11.67	5.38	10	0.24	(h)	0.24	(h)	2.40	(h)	11

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds 0.51%, 0.51%, 0.53%, 0.53% and 0.55% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

Ratios are based on average daily net assets (000’s omitted) of $264,219, $30,415, $7,202, $1,825, $12,268, $11 and $10 for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Commencement date of April 4, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Select Risk: Moderately Conservative Investor Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Select Risk: Moderately Conservative Investor Fund, formerly Invesco Conservative Allocation Fund, (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is total return consistent with a lower level of risk relative to the broad stock market.

    The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), an affiliate of Invesco, or other unaffiliated advisers. The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

    The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

15	Invesco Select Risk: Moderately Conservative Investor Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Pay down gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses - Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

I.

Other Risks - Certain of the underlying funds are non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s

16	Invesco Select Risk: Moderately Conservative Investor Fund

officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Advisor indirectly as a shareholder of the underlying funds.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.40%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $35,836 in front-end sales commissions from the sale of Class A shares and $15,089 and $1,852 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$344,280,207	$2,331,045	$-	$346,611,252

Money Market Funds	1,611,588	2,965,473	-	4,577,061

Total Investments	$345,891,795	$5,296,518	$-	$351,188,313

17	Invesco Select Risk: Moderately Conservative Investor Fund

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $14,553,909 and securities sales of $16,783,132, which resulted in net realized gains (losses) of $(287,709).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,126.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$9,943,578	$9,380,510

Long-term capital gain	15,720,940	9,371,398

Total distributions	$25,664,518	$18,751,908

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$891,008

Undistributed long-term capital gain	1,702,991

Net unrealized appreciation – investments	31,350,671

Temporary book/tax differences	(75,066)

Shares of beneficial interest	314,090,656

Total net assets	$347,960,260

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2020.

18	Invesco Select Risk: Moderately Conservative Investor Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $283,926,982 and $269,867,227, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$31,383,053

Aggregate unrealized (depreciation) of investments	(32,382)

Net unrealized appreciation of investments	$31,350,671

    Cost of investments for tax purposes is $319,837,642.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, non REIT return of capital and registered investment company reclasses, on December 31, 2020, undistributed net investment income was increased by $1,846,506 and undistributed net realized gain (loss) was decreased by $1,846,506. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	7,150,515	$79,261,386	3,647,941	$42,214,594

Class C	935,799	10,302,259	787,692	8,977,542

Class R	188,716	2,113,106	203,322	2,333,044

Class S	911	10,200	4,052	46,992

Class Y	959,243	9,919,696	871,556	9,962,084

Class R6	169	1,940	-	-

Issued as reinvestment of dividends:
Class A	1,797,699	20,504,825	1,274,839	14,610,530

Class C	183,186	2,071,420	151,745	1,721,123

Class R	51,200	581,822	40,539	463,185

Class S	13,163	150,207	10,285	118,133

Class Y	75,326	851,051	51,860	594,040

Class R6	11	125	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	602,958	6,891,827	2,390,182	26,453,324

Class C	(609,825)	(6,891,827)	(2,416,618)	(26,453,324)

Reacquired:
Class A	(6,345,708)	(70,017,760)	(4,517,172)	(51,876,907)

Class C	(1,057,023)	(11,558,557)	(984,631)	(11,096,856)

Class R	(243,931)	(2,728,097)	(259,143)	(2,984,887)

Class S	(5,694)	(65,015)	(20,392)	(235,305)

Class Y	(972,216)	(11,014,979)	(685,014)	(7,921,460)

Class R6	(5)	(58)	-	-

Net increase in share activity	2,724,494	$30,383,571	551,043	$6,925,852

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

19	Invesco Select Risk: Moderately Conservative Investor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Select Risk: Moderately Conservative Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select Risk: Moderately Conservative Investor Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Select Risk: Moderately Conservative Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,137.40	$2.53	$1,022.77	$2.39	0.47%
Class C	1,000.00	1,132.50	6.54	1,019.00	6.19	1.22
Class R	1,000.00	1,135.50	3.86	1,021.52	3.66	0.72
Class S	1,000.00	1,136.80	1.99	1,023.28	1.88	0.37
Class Y	1,000.00	1,138.00	1.18	1,024.03	1.12	0.22
Class R5	1,000.00	1,138.40	1.02	1,024.18	0.97	0.19
Class R6	1,000.00	1,138.40	1.02	1,024.18	0.97	0.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

21	Invesco Select Risk: Moderately Conservative Investor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$15,720,940
Qualified Dividend Income*	15.71%
Corporate Dividends Received Deduction*	11.83%
Qualified Business Income (199A)*	1.13%
Business Interest Income*	53.31%
U.S. Treasury Obligations*	1.63%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$2,659,294

22	Invesco Select Risk: Moderately Conservative Investor Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Select Risk: Moderately Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco Select Risk: Moderately Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Select Risk: Moderately Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Select Risk: Moderately Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation	N/A	N/A

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Select Risk: Moderately Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey –1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes –1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-6	Invesco Select Risk: Moderately Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Select Risk: Moderately Conservative Investor Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                        Invesco Distributors, Inc.                                                                                   CAL-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco International Diversified Fund Effective September 30, 2020, Invesco Oppenheimer International Diversified Fund was renamed Invesco International Diversified Fund.
Nasdaq:
A: OIDAX ∎ C: OIDCX ∎ R: OIDNX ∎ Y: OIDYX ∎ R5: INDFX ∎ R6: OIDIX

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Class A shares of Invesco International Diversified Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country World ex-USA Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.56%
Class C Shares	19.58
Class R Shares	20.21
Class Y Shares	20.83
Class R5 Shares	20.96
Class R6 Shares	20.99
MSCI All Country World ex-USA Index▼	10.65
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of the year, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

The Fund’s portfolio consisted of four underlying mutual funds: Invesco Oppenheimer International Growth Fund, Invesco Developing Markets Fund, Invesco International Small-Mid Company Fund, and Invesco International Equity Fund. For the one-year period, all four underlying funds’ Class A shares at NAV produced positive absolute returns, led by Invesco International Small-Mid Company Fund, which returned 24.78%, followed by Invesco Oppenheimer International Growth Fund which returned 21.91%, Invesco International Equity Fund which returned 18.12% and Invesco Developing Markets Fund which returned 17.22%.

International Diversified Fund’s relative outperformance compared to the MSCI All Country World ex-USA Index was due to an overweight allocation to the information technology sector, an underweight allocation to the financials sector, and stock selection in the health care sector. The Fund also benefited from stock selection in Japan, the UK and China.

Stock selection in the consumer staples and the consumer discretionary sectors detracted the most from relative Fund performance. Geographically, the Fund’s overweight allocation to Mexico and underweight allocation to South Korea detracted from relative Fund performance. Stock selection in India also detracted from relative Fund performance.

The Fund is designed to offer investors a broad-based exposure to non-US equities with a single portfolio by investing primarily in underlying

Invesco global or international funds with varied individual mandates.

    We thank you for your continued investment in Invesco International Diversified Fund.

Portfolio manager(s):

George R. Evans

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2                      Invesco International Diversified Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3                      Invesco International Diversified Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (9/27/05)	7.14%
10 Years	6.88
5 Years	10.07
1 Year	13.92
Class C Shares
Inception (9/27/05)	7.12%
10 Years	6.84
5 Years	10.48
1 Year	18.58
Class R Shares
Inception (9/27/05)	7.24%
10 Years	7.19
5 Years	11.03
1 Year	20.21
Class Y Shares
Inception (9/27/05)	7.86%
10 Years	7.75
5 Years	11.60
1 Year	20.83
Class R5 Shares
10 Years	7.55%
5 Years	11.45
1 Year	20.96
Class R6 Shares
Inception (8/28/12)	10.52%
5 Years	11.76
1 Year	20.99

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Diversified Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Diversified Fund. Note: The Fund was subsequently renamed the Invesco International Diversified Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco International Diversified Fund

Supplemental Information

Invesco International Diversified Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex-USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                      Invesco International Diversified Fund

Fund Information

Portfolio Composition

% of total investments

Invesco International Small-Mid Company Fund, Class R6	25.09%
Invesco Developing Markets Fund, Class R6	24.99
Invesco International Equity Fund, Class R6	24.98
Invesco Oppenheimer International Growth Fund, Class R6	24.94

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of December 31, 2020.

6                      Invesco International Diversified Fund

Schedule of Investments

December 31, 2020

Invesco International Diversified Fund

Schedule of Investments in Affiliated Issuers–99.34%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20

Foreign Equity Funds–99.34%
Invesco Developing Markets Fund, Class R6(b)	24.83%	$1,217,931,305	$119,963,487	$(340,415,282)	$160,969,416	$1,968,767	$4,032,616	21,710,340	$1,160,417,693
Invesco Emerging Markets All Cap Fund, Class R6(b)	–	–	4,683,556	(4,477,440)	–	(206,116)	–	–	–
Invesco International Core Equity Fund, Class R6	–	–	6,270,883	(5,375,059)	–	(895,824)	–	–	–
Invesco International Equity Fund, Class R6(b)	24.82%	1,225,434,044	44,830,308	(265,447,601)	176,233,450	(21,309,704)	9,802,175	45,480,019	1,159,740,497
Invesco International Growth Fund, Class R6	–	–	14,551,416	(12,518,254)	–	(2,033,162)	–	–	–
Invesco International Select Equity Fund	–	–	13,626,027	(12,582,992)	–	(1,043,035)	–	–	–
Invesco International Small Company Fund, Class R6	–	–	7,066,921	(6,156,039)	–	(910,882)	–	–	–
Invesco International Small–Mid Company Fund, Class R6(b)	24.92%	1,223,427,877	155,128,472	(334,317,051)	150,722,093	58,588,264	–	21,071,564	1,164,625,319
Invesco Low Volatility Emerging Markets Fund, Class R6	–	–	6,196,083	(3,576,930)	–	(2,619,153)	–	–	–
Invesco Oppenheimer International Growth Fund, Class R6	24.77%	1,226,907,619	203,931,712	(320,823,077)	55,527,025	141,921,502	3,008,574	24,700,784	1,157,725,738
Invesco RAFI™ Strategic Developed ex–US ETF	–	–	21,641,314	(17,707,660)	–	(3,933,654)	–	–	–
Invesco RAFI™ Strategic Developed ex–US Small Company ETF	–	–	10,639,139	(8,790,271)	–	(1,848,868)	–	–	–
Invesco RAFI™ Strategic Emerging Markets ETF	–	–	5,508,494	(4,430,833)	–	(1,077,661)	–	–	–
Invesco S&P International Developed Low Volatility ETF	–	–	13,042,191	(11,234,615)	–	(1,807,576)	–	–	–
Total Foreign Equity Funds		4,893,700,845	627,080,003	(1,347,853,104)	543,451,984	164,792,898	16,843,365		4,642,509,247
Money Market Funds–0.00%
Invesco Government & Agency Portfolio , Institutional Class, 0.03%	–	–	540,567	(540,567)	–	–	12	–	–
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%	–	–	380,453	(380,453)	–	–	31	–	–
Invesco Treasury Portfolio, Institutional Class, 0.01%	–	–	608,725	(608,725)	–	–	10	–	–
Total Money Market Funds		–	1,529,745	(1,529,745)	–	–	53		–
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $2,907,167,348)	99.34%	$4,893,700,845	$628,609,748	$(1,349,382,849)	$543,451,984	$164,792,898 (c)	$16,843,418		$4,642,509,247
OTHER ASSETS LESS LIABILITIES	0.66%								30,788,620
NET ASSETS	100.00%								$4,673,297,867

Investment Abbreviations:

ETF -  Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco International Diversified Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective September 30, 2020, the underlying fund’s name changed.
(c)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco International Small-Mid Company Fund	$88,924,336
Invesco Oppenheimer International Growth Fund	149,739,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco International Diversified Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:

Investments in affiliates, at value (Cost $2,907,167,348)	4,642,509,247
Cash	42,560,447
Receivable for:
Fund shares sold	2,559,044
Interest	1,185
Investment for trustee deferred compensation and retirement plans	215,640
Other assets	64,139
Total assets	4,687,909,702

Liabilities:

Payable for:
Fund shares reacquired	12,086,966
Accrued fees to affiliates	1,743,942
Accrued trustees’ and officers’ fees and benefits	28,902
Accrued other operating expenses	505,534
Trustee deferred compensation and retirement plans	246,491
Total liabilities	14,611,835
Net assets applicable to shares outstanding	$4,673,297,867

Net assets consist of:

Shares of beneficial interest	$2,861,929,787
Distributable earnings	1,811,368,080
$4,673,297,867

Net Assets:

Class A	$1,403,095,141
Class C	$211,223,493
Class R	$196,106,119
Class Y	$2,019,870,991
Class R5	$23,578
Class R6	$842,978,545

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	62,609,717
Class C	9,840,576
Class R	8,904,710
Class Y	88,942,956
Class R5	1,048
Class R6	36,933,412
Class A:
Net asset value per share	$22.41
Maximum offering price per share (Net asset value of $22.41 ÷ 94.50%)	$23.71
Class C:
Net asset value and offering price per share	$21.46
Class R:
Net asset value and offering price per share	$22.02
Class Y:
Net asset value and offering price per share	$22.71
Class R5:
Net asset value and offering price per share	$22.50
Class R6:
Net asset value and offering price per share	$22.82

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco International Diversified Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:

Dividends from affiliated underlying funds	$16,843,418

Interest	75,540

Total investment income	16,918,958

Expenses:

Custodian fees	46,908

Distribution fees:
Class A	2,966,994

Class C	2,328,060

Class R	874,552

Transfer agent fees – A, C, R and Y	5,722,309

Transfer agent fees – R5	6

Transfer agent fees – R6	143,946

Trustees’ and officers’ fees and benefits	84,176

Registration and filing fees	169,745

Reports to shareholders	386,970

Professional services fees	45,922

Other	57,876

Total expenses	12,827,464

Less: Expense offset arrangement(s)	(10,547)

Net expenses	12,816,917

Net investment income	4,102,041

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:

Affiliated underlying fund shares	(73,870,481)

Capital gain distributions from affiliated underlying fund shares	238,663,379

164,792,898

Change in net unrealized appreciation of affiliated underlying fund shares	562,462,953

Net realized and unrealized gain	727,255,851

Net increase in net assets resulting from operations	$731,357,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco International Diversified Fund

Statement of Changes in Net Assets

For the year ended December 31, 2020, period ended December 31, 2019, and the year ended April 30, 2019

	Year Ended December 31, 2020	Eight Months Ended December 31, 2019	Year Ended April 30, 2019

Operations:

Net investment income	$ 4,102,041	$ 41,470,221	$ 39,846,449

Net realized gain	164,792,898	49,096,715	61,797,642

Change in net unrealized appreciation (depreciation)	562,462,953	242,001,602	(165,754,338)

Net increase (decrease) in net assets resulting from operations	731,357,892	332,568,538	(64,110,247)

Distributions to shareholders from distributable earnings:

Class A	(15,800,859)	(27,038,986)	(9,024,145)

Class C	(3,365,026)	(6,226,149)	–

Class R	(2,464,869)	(4,048,838)	(1,013,445)

Class Y	(25,924,974)	(49,236,307)	(23,341,642)

Class R5	(193)	(238)	–

Class R6	(11,897,497)	(16,842,332)	(7,383,520)

Total distributions from distributable earnings	(59,453,418)	(103,392,850)	(40,762,752)

Share transactions-net:

Class A	(102,008,137)	(5,395,367)	(140,795,623)

Class B	–	–	(1,525,600)

Class C	(103,115,139)	(144,127,334)	(48,097,923)

Class R	(21,704,429)	(21,144,118)	(9,226,616)

Class Y	(572,805,316)	(148,013,557)	461,261,248

Class R5	2,640	10,000	–

Class R6	(104,037,662)	29,275,576	275,131,274

Net increase (decrease) in net assets resulting from share transactions	(903,668,043)	(289,394,800)	536,746,760

Net increase (decrease) in net assets	(231,763,569)	(60,219,112)	431,873,761

Net assets:

Beginning of year	4,905,061,436	4,965,280,548	4,533,406,787

End of year	$4,673,297,867	$4,905,061,436	$4,965,280,548

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco International Diversified Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (e)
Class A
Year ended 12/31/20	$18.88	$(0.01)	$3.79	$3.78	$(0.19)	$(0.06)	$(0.25)	$22.41	20.56%	$1,403,095	0.44	%(f)	0.44	%(f)	(0.04	)%(f)	12%
Eight months ended 12/31/19	18.00	0.14	1.14	1.28	(0.18)	(0.22)	(0.40)	18.88	7.16	1,279,901	0.44	(g)	0.44	(g)	1.16	(g)	5
Year ended 04/30/19	18.47	0.13	(0.47)	(0.34)	(0.13)	–	(0.13)	18.00	(1.73)	1,226,049	0.45		0.45		0.76		7
Year ended 04/30/18	15.75	0.08	2.71	2.79	(0.07)	–	(0.07)	18.47	17.73	1,406,336	0.47		0.48		0.48		30
Year ended 04/30/17	14.01	0.10	1.70	1.80	(0.06)	–	(0.06)	15.75	12.89	1,302,414	0.62		0.62		0.72		16
Year ended 04/30/16(h)	14.96	0.07	(0.89)	(0.82)	(0.13)	–	(0.13)	14.01	(5.45)	1,343,636	0.65		0.65		0.52		3
Class C
Year ended 12/31/20	18.24	(0.14)	3.61	3.47	(0.19)	(0.06)	(0.25)	21.46	19.58	211,223	1.19	(f)	1.19	(f)	(0.79	)(f)	12
Eight months ended 12/31/19	17.48	0.05	1.11	1.16	(0.18)	(0.22)	(0.40)	18.24	6.68	282,376	1.19	(g)	1.19	(g)	0.40	(g)	5
Year ended 04/30/19	17.92	0.00	(0.44)	(0.44)	–	–	–	17.48	(2.46)	417,155	1.20		1.20		0.01		7
Year ended 04/30/18	15.34	(0.05)	2.63	2.58	–	–	–	17.92	16.82	480,204	1.22		1.23		(0.27)		30
Year ended 04/30/17	13.69	(0.01)	1.66	1.65	–	–	–	15.34	12.05	394,497	1.37		1.37		(0.04)		16
Year ended 04/30/16(h)	14.62	(0.03)	(0.87)	(0.90)	(0.03)	–	(0.03)	13.69	(6.19)	428,917	1.40		1.40		(0.24)		3
Class R
Year ended 12/31/20	18.61	(0.05)	3.71	3.66	(0.19)	(0.06)	(0.25)	22.02	20.21	196,106	0.69	(f)	0.69	(f)	(0.29	)(f)	12
Eight months ended 12/31/19	17.77	0.11	1.13	1.24	(0.18)	(0.22)	(0.40)	18.61	7.03	187,607	0.69	(g)	0.69	(g)	0.90	(g)	5
Year ended 04/30/19	18.23	0.09	(0.46)	(0.37)	(0.09)	–	(0.09)	17.77	(1.96)	200,643	0.70		0.70		0.51		7
Year ended 04/30/18	15.56	0.04	2.66	2.70	(0.03)	–	(0.03)	18.23	17.38	215,588	0.72		0.73		0.23		30
Year ended 04/30/17	13.84	0.07	1.68	1.75	(0.03)	–	(0.03)	15.56	12.64	180,808	0.87		0.87		0.47		16
Year ended 04/30/16(h)	14.78	0.04	(0.89)	(0.85)	(0.09)	–	(0.09)	13.84	(5.73)	165,915	0.90		0.90		0.26		3
Class Y
Year ended 12/31/20	19.10	0.04	3.84	3.88	(0.21)	(0.06)	(0.27)	22.71	20.83	2,019,871	0.19	(f)	0.19	(f)	0.21	(f)	12
Eight months ended 12/31/19	18.17	0.17	1.16	1.33	(0.18)	(0.22)	(0.40)	19.10	7.37	2,349,592	0.17	(g)	0.19	(g)	1.43	(g)	5
Year ended 04/30/19	18.65	0.18	(0.48)	(0.30)	(0.18)	–	(0.18)	18.17	(1.41)	2,386,585	0.16		0.20		1.05		7
Year ended 04/30/18	15.91	0.13	2.73	2.86	(0.12)	–	(0.12)	18.65	18.00	1,968,444	0.22		0.23		0.73		30
Year ended 04/30/17	14.16	0.15	1.70	1.85	(0.10)	–	(0.10)	15.91	13.16	825,180	0.37		0.37		1.00		16
Year ended 04/30/16(h)	15.13	0.11	(0.91)	(0.80)	(0.17)	–	(0.17)	14.16	(5.27)	542,294	0.40		0.40		0.77		3
Class R5
Year ended 12/31/20	18.93	0.07	3.80	3.87	(0.24)	(0.06)	(0.30)	22.50	20.96	24	0.05	(f)	0.05	(f)	0.35	(f)	12
Period ended 12/31/19(i)	17.05	0.16	2.12	2.28	(0.18)	(0.22)	(0.40)	18.93	13.42	11	0.07	(g)	0.07	(g)	1.52	(g)	5
Class R6
Year ended 12/31/20	19.19	0.07	3.86	3.93	(0.24)	(0.06)	(0.30)	22.82	20.99	842,979	0.04	(f)	0.04	(f)	0.36	(f)	12
Eight months ended 12/31/19	18.23	0.19	1.17	1.36	(0.18)	(0.22)	(0.40)	19.19	7.51	805,573	0.03	(g)	0.03	(g)	1.57	(g)	5
Year ended 04/30/19	18.73	0.20	(0.49)	(0.29)	(0.21)	–	(0.21)	18.23	(1.37)	734,849	0.04		0.04		1.17		7
Year ended 04/30/18	15.96	0.16	2.75	2.91	(0.14)	–	(0.14)	18.73	18.28	461,321	0.05		0.05		0.90		30
Year ended 04/30/17	14.20	0.17	1.71	1.88	(0.12)	–	(0.12)	15.96	13.39	197,537	0.18		0.18		1.15		16
Year ended 04/30/16(h)	15.17	0.14	(0.91)	(0.77)	(0.20)	–	(0.20)	14.20	(5.07)	124,159	0.21		0.21		0.99		3

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.81% for the year ended December 31, 2020.

(d)

Does not include indirect expenses from affiliated fund fees and expenses of 0.80%, 0.83%, 0.83%, 0.70% and 0.61% for the eight months ended December 31, 2019, and the years ended April 30, 2019, 2018, 2017 and 2016, respectively.

(e)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $103,226,025 and sold of $86,850,094 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco International Allocation Fund into the Fund.

(f)

Ratios are based on average daily net assets (000’s omitted) of $1,204,182, $232,806, $174,910, $1,850,191, $24 and $768,112 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Annualized.
(h)	The last business day of the reporting period was April 29, 2016.
(i)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco International Diversified Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco International Diversified Fund, formerly Invesco Oppenheimer International Diversified Fund, (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), an affiliate of Invesco, or other unaffiliated advisers. The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

13                      Invesco International Diversified Fund

other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Other Risks – Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Advisor indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May 31, 2021, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.80% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.29%, 2.04%, 1.54%, 0.99%, 0.91% and 0.88%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021 through June 30, 2021, the Adviser has contractually agreed to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net asset. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses

14                      Invesco International Diversified Fund

that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the expense reimbursement agreement, it will terminate on June 30, 2021. During its term, the expense reimbursement agreement cannot be terminated or amended to increase the expense limits or reduce the expense reimbursement without approval of the Board of Trustees. The Adviser did not reimburse expenses during the period under these limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $113,192 in front-end sales commissions from the sale of Class A shares and $5,889 and $8,796 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,547.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

15                      Invesco International Diversified Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended December 31, 2020, Period Ended December 31, 2019 and the Year Ended April 30, 2019:

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended April 30, 2019

Ordinary income*	$46,327,073	$ 46,475,430	$40,762,752

Long-term capital gain	13,126,345	56,917,420	–

Total distributions	$59,453,418	$103,392,850	$40,762,752

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$2,080,612

Undistributed long-term capital gain	193,154,290

Net unrealized appreciation – investments	1,651,352,356

Temporary book/tax differences	(242,452)

Capital loss carryforward	(34,976,726)

Shares of beneficial interest	2,861,929,787

Total net assets	$4,673,297,867

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$398,006	$34,578,720	$34,976,726

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $523,853,978 and $1,261,003,010, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,651,352,356

Aggregate unrealized (depreciation) of investments	–

Net unrealized appreciation of investments	$1,651,352,356

Cost of investments for tax purposes is $2,991,156,891.

NOTE 9–Reclassification of Permanent Differences

As a result of tax deferrals acquired in the reorganization of Invesco International Allocation Fund into the Fund, undistributed net investment income was decreased by $59,035, undistributed net realized gain was decreased by $19,287,079 and shares of beneficial interest was increased by $19,346,114. This reclassification had no effect on the net assets of the Fund.

16                      Invesco International Diversified Fund

NOTE 10–Share Information

			Summary of Share Activity

	Year ended December 31, 2020(a)		Eight months ended December 31, 2019		Year ended April 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	5,904,740	$106,733,824	6,465,842	$114,865,387	13,475,477	$233,470,075

Class B(b)	-	-	-	-	5	101

Class C	994,567	17,706,059	782,010	13,505,054	3,783,862	63,954,851

Class R	1,643,702	29,400,960	1,058,274	18,559,246	2,928,378	50,041,807

Class Y	20,659,967	377,200,357	21,409,286	383,804,109	71,086,639	1,237,747,429

Class R5(c)	-	-	587	10,000	-	-

Class R6	9,700,827	176,892,445	9,533,780	171,148,378	24,567,400	430,789,901

Issued as reinvestment of dividends:
Class A	914,079	14,588,913	1,346,796	25,279,390	551,633	8,445,496

Class C	200,786	3,084,069	320,909	5,818,071	-	-

Class R	156,260	2,454,893	211,615	3,912,769	62,565	946,600

Class Y	1,284,479	21,057,867	2,344,166	44,492,266	1,372,910	21,183,991

Class R6	679,766	11,472,162	830,038	15,828,822	446,441	6,910,915

Automatic conversion of Class C shares to Class A shares:
Class A	2,661,976	53,645,081	5,051,847	89,676,020	-	-

Class C	(2,773,156)	(53,645,081)	(5,209,541)	(89,676,020)	-	-

Issued in connection with acquisitions:(d)
Class A	4,474,858	70,953,506	-	-	-	-

Class C	337,421	5,148,589	-	-	-	-

Class R	178,785	2,790,224	-	-	-	-

Class Y	340,734	5,470,330	-	-	-	-

Class R5(c)	1,946	30,967	-	-	-	-

Class R6	71,883	1,160,426	-	-	-	-

Reacquired:
Class A	(19,120,675)	(347,929,461)	(13,209,948)	(235,216,164)	(22,057,206)	(382,711,194)

Class B(b)	-	-	-	-	(84,325)	(1,525,701)

Class C	(4,403,551)	(75,408,775)	(4,273,421)	(73,774,439)	(6,712,974)	(112,052,774)

Class R	(3,155,072)	(56,350,506)	(2,478,394)	(43,616,133)	(3,524,190)	(60,215,023)

Class Y	(56,359,109)	(976,533,870)	(32,113,528)	(576,309,932)	(46,617,520)	(797,670,172)

Class R5(c)	(1,485)	(28,327)	-	-	-	-

Class R6	(15,494,621)	(293,562,695)	(8,688,962)	(157,701,624)	(9,349,077)	(162,569,542)

Net increase (decrease) in share activity	(51,100,893)	$(903,668,043)	(16,618,644)	$(289,394,800)	29,930,018	$536,746,760

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	All outstanding Class B shares converted to Class A shares on June 1, 2018.
(c)	Commencement date after the close of business on May 24, 2019.
(d)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco International Allocation Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 5,405,627 shares of the Fund for 9,055,913 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $85,554,042, including $(19,010,969) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $3,633,326,283 and $3,718,880,324 immediately after the acquisition.

The pro forma results of operations for the year ended December 31, 2020 assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$4,071,296

Net realized/unrealized gains	703,142,024

Change in net assets resulting from operations	$707,213,320

17                      Invesco International Diversified Fund

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

18                      Invesco International Diversified Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco International Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Diversified Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for the year ended December 31, 2020 and the eight months ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2020 and the eight months ended December 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the year ended December 31, 2020 and the eight months ended December 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For the year ended December 31, 2020 and the period May 24, 2019 (commencement of operations) through December 31, 2019 for Class R5.

The financial statements of Invesco International Diversified Fund (formerly known as Oppenheimer International Diversified Fund) as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19                      Invesco International Diversified Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,271.10	$2.45	$1,022.97	$2.19	0.43%
Class C	1,000.00	1,266.10	6.72	1,019.20	5.99	1.18
Class R	1,000.00	1,269.20	3.88	1,021.72	3.46	0.68
Class Y	1,000.00	1,272.40	1.03	1,024.23	0.92	0.18
Class R5	1,000.00	1,273.70	0.29	1,024.89	0.25	0.05
Class R6	1,000.00	1,273.20	0.29	1,024.89	0.25	0.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

20                      Invesco International Diversified Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$13,126,345
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	2.53%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21                      Invesco International Diversified Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco International Diversified Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                      Invesco International Diversified Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco International Diversified Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                      Invesco International Diversified Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco International Diversified Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-6                      Invesco International Diversified Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                      Invesco International Diversified Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	O-IDIV-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Master Event-Linked Bond Fund
Effective September 30, 2020, Invesco Oppenheimer Master Event-Linked Bond Fund was renamed Invesco Master Event-Linked Bond Fund.

Nasdaq:
MELBX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class R6 shares of Invesco Master Event-Linked Bond Fund (the Fund), at net asset value (NAV), underperformed the Swiss Re Global Cat Bond Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, at net asset value (NAV).
Class R6 Shares	3.04%
Swiss Re Global Cat Bond Index▼	5.81
Source(s): ▼Bloomberg LP

Market conditions and your Fund

Despite a record-setting hurricane season for North America and with ongoing uncertainty around the COVID-19 pandemic, the catastrophe (cat) bond market finished the year with a positive total return of 5.81%,1 as represented by the Swiss Re Global Cat Bond Index.

Catastrophe losses on a global scale for 2020 reached $86 billion for the reinsurance industry, a figure that is roughly average.2 The US accounted for slightly more than 75% of the industry’s global losses at ~$66 billion, which exceeded the 10-year average for the US ($46 billion).2

While the Atlantic hurricane season generated a record 30 named storms in 2020, exceeding 2005’s 28 named storms, this year’s events did not generate as high a level of insured losses as the 2005 season.2 Most of the hurricanes this season avoided high-density population and property regions, which helped minimize insured costs associated with storm damage.

Indeed, global re/insurers accrued a majority of their catastrophe losses from other “secondary” events including severe convective storms (e.g., thunderstorms and hail) and wildfires, as opposed to “primary” events such as a major hurricane or earthquake striking the US coastline.

Additional large thunderstorms, flooding and wildfire events also occurred in Australia and Canada, which contributed to the industry’s insured loss totals. Outside of the US, however, the rest of the events across the globe this year generated insured loss levels roughly 50% below the 10-year average for those regions.2

Most losses from the year’s individual events are generally being absorbed by traditional re/insurance and, as such, have not impacted cat bonds. Cat bonds are securities typically linked to more remote reinsurance-related events that have a lower likelihood of occurrence (e.g., 1 in 100-year events), but when they happen can cause significant economic and insured losses for re/insurers, which can then require them to tap the alternative capital available from cat bond collateral.

The impact of the COVID-19 pandemic continued to evolve over the course of 2020 for global re/insurance and insurance-linked securities markets.

As the pandemic progressed during the year, it negatively impacted re/insurance markets through a range of contracts, from business interruption to general liability to workers compensation. The losses are likely to affect re/insurers through multi-peril reinsurance contracts. These impacts, along with the fact that COVID-19 had little effect on the property and casualty side of the cat bond market, had been largely anticipated by market participants as the pandemic spread across the globe. Most 144A cat bonds have well-defined loss triggers that are not tied to pandemic risk.

On the other hand, COVID-19 created some unexpected implications for life-related transactions. For example, the market priced an Aetna series of extreme morbidity cat bonds for potential substantial loss. These bonds can trigger a loss if health care insurers face remote probability excess health care-related costs. These bonds rebounded in the second quarter after falling markedly in price during the first quarter at the onset of the crisis. The market was surprised by the fact that COVID-19 had such a widespread impact on health care consumption unrelated to the virus, as Aetna reported that its customers significantly curtailed seeking non-COVID-19 related care.

Overall, 2020 saw record cat bond issuance, including a surge in the fourth quarter as re/insurers and sponsors placed approximately $6 billion of new paper.3 The record issuance was spurred by issuers viewing the cat bond market as a key source of risk transfer with the private collateralized market - most notably the retrocession insurance market for reinsurers - shrinking in size.

Over the course of the year, the Fund remained focused on actively managing a broadly diversified portfolio across the universe of primarily 144A cat bonds to seek a balance of diversification and well-defined risk characteristics that could deliver an uncorrelated return stream relative to broad financial markets. The Fund’s investment performance is linked specifically to the occurrence of risk-peril events and pre-defined insured losses connected to those events and is therefore expected to be largely insensitive and uncor-related to economic and geopolitical factors that drive performance of traditional asset classes such as equities and fixed income.

  During the reporting period, the Fund benefited from the return of principal from certain aggregate loss trigger cat bonds issued by the United Services Automobile Association (USAA), the US insurer that provides insurance to current and former US military personnel and families. Two cat bonds in particular, Residential Reinsurance 2015-1Class 10 and Residential Reinsurance 2016-1 Class 10 (Res Re 2016), paid for losses from peril events that occurred in 2017 and 2018. However, the insurer received subrogation payments from California utility carriers with respect to wildfire losses for which the carriers were found to be liable. The subsequent principal returned was substantial. The Res Re 2016 bond was the largest contributor to Fund performance for the year.

  The Fund also benefited during the reporting period from a handful of high yielding indemnity cat bonds that trigger loss only on a per event basis. No single event across this year’s many moderate sized hurricanes, severe convective storms and wildfires generated enough losses to impact these bonds.

  Certain Japan typhoon bonds – in particular Akibare Re 2018-1 and Aozora Re 2017-1 – that had traded at discounts in late 2019 because of potential typhoon event losses, also contributed to Fund performance this year. The bonds rallied in 2020 after the market repriced them to reflect the fact that final losses generated from the 2019 events impacted the cat bonds less than initial estimates. Akibare Re 2018-1 and Aozora Re 2017-1 were also among the holdings we sold during the year.

  During the reporting period, the Fund was negatively impacted by certain bonds that bore aggregate risk triggers linked to cumulative losses from qualifying peril events. Most notable was Allstate’s Sanders Re II 2019-1 B bonds, which dropped significantly in price as the market expected the cat bonds to be at risk from accumulated losses linked to the moderate-sized hurricanes and severe convective storms that happened in the third quarter of 2020. The Fund also held various bonds from the Caelus series issued by Nationwide Insurance that detracted from Fund performance, as they faced the same pressures as Allstate’s deal.

  One of the Fund’s private bonds issued by AXIS Insurance also detracted from Fund performance during the reporting period, as the insurer held reserves for potential losses from COVID-19 payouts due to excess health care costs.

  Finally, Akibare Re 2016-1 A, a cat bond issued by Mitsui Sumitomo, detracted from Fund performance during the period. This security was priced by the market to face 100% loss from the typhoons that occurred in 2018.

2                     Invesco Master Event-Linked Bond Fund

The Fund used currency forward contracts during the period for the purpose of hedging exposure to bonds with non-US denominated currencies and not for speculative purposes or leverage. The currency forward hedges had a small negative impact on the Fund’s performance, but this impact was also mostly offset by the currency appreciation of the foreign denominated catastrophe bonds.

It has been our privilege to oversee the Invesco Master Event-Linked Bond Fund and we thank you for your investment.

1 Bloomberg L.P.

2 Source: Aon Plc

3 Source: Artemis

Portfolio manager(s):

Caleb Wong

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                     Invesco Master Event-Linked Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: Bloomberg LP

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                     Invesco Master Event-Linked Bond Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class R6 Shares
Inception (6/16/08)	4.09%
10 Years	3.91
5 Years	1.93
1 Year	3.04

Effective May 24, 2019, Class E shares of the Oppenheimer Master Event-Linked Bond Fund, LLC (the predecessor fund), were reorganized into Class R6 shares of the Invesco Oppenheimer Master Event-Linked Bond Fund. Note: The Fund was subsequently renamed the Invesco Master Event-Linked Bond Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, are returns of Class E shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Performance figures reflect reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                     Invesco Master Event-Linked Bond Fund

Supplemental Information

Invesco Master Event-Linked Bond Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

About indexes used in this report

∎	The Swiss Re Global Cat Bond Index tracks all outstanding catastrophe bonds including those denominated in any currency not just those in the US dollar.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                     Invesco Master Event-Linked Bond Fund

Fund Information

Portfolio Composition

By event type, based on Net Assets

as of December 31, 2020
Multiple Event	39.77%
Other	1.88
Fire	1.03
Event Type Each Less Than 1% of Net Assets	0.48
Money Market Funds Plus Other Assets Less Liabilities	56.84

7                     Invesco Master Event-Linked Bond Fund

Schedule of Investments

December 31, 2020

	Principal Amount	Value

Event-Linked Bonds–37.61%
Fire–1.03%
Cal Phoenix Re Ltd., Class A, Catastrophe Linked Notes, 0.55% (3 mo. USD LIBOR + 0.50%), 08/13/2021(a)(b)	$5,400,000	$0

Randolph Re Series 2020-1 (Bermuda), Catastrophe Linked Notes, 0.00%, 07/06/2021(a)(c)	1,000,000	951,050

		951,050

Health Care Equipment–0.22%
Citrus Re Ltd., Catastrophe Linked Notes, 0.17% (3 mo. U.S. Treasury Bill Rate + 0.10%), 02/25/2021(a)(b)	610,859	30,848

Series 2017-1, Class A, Catastrophe Linked Notes, 5.31% (6 mo. USD LIBOR + 5.31%), 03/20/2023(a)(b)	550,208	168,254

		199,102

Multiple Event–34.21%
Alturas Re Ltd. (Multinational), Series A, Catastrophe Linked Notes, 0.00%, 03/10/2023(a)(c)(d)	2,339,000	1,689,858

Atlas IX Capital DAC, Series 2015-1, Class A, Catastrophe Linked Notes, 0.16% (3 mo. USD LIBOR + 0.10%), 01/07/2021(a)(b)	399,674	391,681

Caelus Re V Ltd., Class B, Catastrophe Linked Notes, Class B, Catastrophe Linked Notes, 4.09%, (3 mo. U.S. Treasury Bill Rate + 4.64%), 06/07/2021(a)(b)	1,500,000	1,010,625

0.56%, ( 1 mo. U.S. Treasury Bill Rate + 0.50%), 06/05/2024(a)(b)	1,625,000	1,517,344

Class C, Catastrophe Linked Notes, 7.24% (3 mo. U.S. Treasury Bill Rate + 7.82%), 06/07/2021(a)(b)	2,500,000	1,037,500

Class D, Catastrophe Linked Notes, 0.56% (1 mo. U.S. Treasury Bill Rate + 0.50%), 06/05/2024(a)(b)	1,656,705	16,898

Caelus Re VI Ltd., Series B- 2, Catastrophe Linked Notes, 7.81% (3 mo. U.S. Treasury Bill Rate + 2.75%), 06/07/2023(a)(b)	1,000,000	702,500

Series C-2, Catastrophe Linked Notes, 12.81% (3 mo. U.S. Treasury Bill Rate + 2.75%), 06/07/2023(a)(b)	1,000,000	352,500

Eden Re II Ltd. (Bermuda), Series A, Catastrophe Linked Notes, 0.00%, 03/22/2024(a)(c)(d)	2,500,000	2,764,795

Galilei Re Ltd. (Multinational), Class A-2, Catastrophe Linked Notes, 0.50% (6 mo. USD LIBOR + 13.84%), 01/08/2021(a)(b)	3,500,000	3,511,725

Limestone Re Ltd. (Multinational), Series A, Catastrophe Linked Notes, 0.00%, 03/01/2024(a)(c)(d)	2,456,000	2,727,065

Loma Reinsurance Bermuda Ltd. (Multinational), Catastrophe Linked Notes, 0.56% (3 mo. U.S. Treasury Bill Rate + 0.50%), 01/08/2021(a)(b)	3,750,000	900,000

	Principal Amount	Value

Multiple Event–(continued)
Residential Reinsurance 2015 Ltd., Series 2015, Class 10, Catastrophe Linked Notes, 0.86% (3 mo. U.S. Treasury Bill Rate + 0.50%), 03/06/2021(a)(b)	$4,236,783	$2,118,392

Residential Reinsurance 2016 Ltd., Series 2016, Class 10, Catastrophe Linked Notes, 0.58% (3 mo. U.S. Treasury Bill Rate + 0.50%), 03/06/2021(a)(b)	1,394,571	4,184

Riverfront Re Ltd. (Supranational), Series 2017-1, Class A, Catastrophe Linked Notes, 4.86% (3 mo. U.S. Treasury Bill Rate + 4.86%), 01/15/2021(a)(b)	2,500,000	2,510,875

Series 2017-1, Class B, Catastrophe Linked Notes, 6.83% (3 mo. U.S. Treasury Bill Rate + 6.51%), 01/15/2021(a)(b)	2,000,000	2,008,900

Sanders RE II Ltd. (Bermuda), Series 2019-1, Class B, Catastrophe Linked Notes, 13.95% (3 mo. USD LIBOR + 13.90%), 04/07/2023(a)(b)	4,750,000	1,917,812

Sanders Re Ltd., Series 2018-1, Class A, Catastrophe Linked Notes, 5.58% (3 mo. U.S. Treasury Bill Rate + 5.50%), 04/07/2022(a)(b)	6,500,000	6,434,675

		31,617,329

Other–1.88%
Vitality Re VIII Ltd., Series 2017-1, Class B, Catastrophe Linked Notes, 2.06% (3 mo. U.S. Treasury Bill Rate + 2.00%), 01/08/2021(a)(b)	750,000	741,562

Vitality Re X Ltd., Series 2019-1, Class B, Catastrophe Linked Notes, 2.08% (3 mo. U.S. Treasury Bill Rate + 2.00%), 01/10/2023(a)(b)	500,000	498,625

Vitality Re XI Ltd., Series B, Catastrophe Linked Notes, 1.86% (3 mo. U.S. Treasury Bill Rate + 1.80%), 01/09/2024(a)(b)	500,000	498,325

		1,738,512

Windstorm–0.27%
Akibare Re Ltd. (Japan), Series 2016-1, Class A, Catastrophe Linked Notes, 0.10% (6 mo. USD LIBOR + 2.34%), 04/07/2023(a)(b)	1,186,423	2,936

Casablanca Re Ltd., Class C, Catastrophe Linked Notes, 15.34% (6 mo. USD LIBOR + 15.49%), 06/04/2023(a)(b)(d)	312,757	250,000

		252,936

Total Event-Linked Bonds (Cost $50,549,203)		34,758,929

	Shares
Preferred Stocks–5.55%
Multiple Event–5.55%
Kinesis Re Ltd., Series 2020, Pfd.(d)	249,377	2,870,563

Lorenz Re Ltd., Series 2020, Pfd.(d)	22,500	2,261,989

Total Preferred Stocks (Cost $4,750,000)		5,132,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Master Event-Linked Bond Fund

	Shares	Value
Money Market Funds–54.86%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	17,750,082	$17,750,082

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)(f)	12,668,112	12,671,912

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	20,285,808	20,285,808

Total Money Market Funds (Cost $50,709,064)		50,707,802

TOTAL INVESTMENTS IN SECURITIES-98.02% (Cost $106,008,267)		90,599,283

OTHER ASSETS LESS LIABILITIES-1.98%		1,831,217

NET ASSETS-100.00%		$92,430,500

Investment Abbreviations:

DAC	- Designated Activity Co.
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $34,758,929, which represented 37.61% of the Fund’s Net Assets.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2020.
(c)	Zero coupon bond issued at a discount.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 5,119,156	$261,318,174	$(248,687,248)	$ -	$ -	$ 17,750,082	$ 37,039
Invesco Liquid Assets Portfolio, Institutional Class	-	72,849,754	(60,171,125)	(1,262)	(5,455)	12,671,912	4,571
Invesco Treasury Portfolio, Institutional Class	-	116,559,606	(96,273,798)	-	-	20,285,808	1,131
Total	$ 5,119,156	$450,727,534	$(405,132,171)	$(1,262)	$(5,455)	$ 50,707,802	$42,741

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Master Event-Linked Bond Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $ 55,299,203)	$39,891,481

Investments in affiliated money market funds, at value (Cost $ 50,709,064)	50,707,802

Cash	46,524

Receivable for:
Investments sold	1,385,627

Dividends	2,375

Interest	489,366

Investment for trustee deferred compensation and retirement plans	35,698

Other assets	11,832

Total assets	92,570,705

Liabilities:
Payable for:
Dividends	6,594

Accrued fees to affiliates	2,081

Accrued other operating expenses	95,832

Trustee deferred compensation and retirement plans	35,698

Total liabilities	140,205

Net assets applicable to shares outstanding	$92,430,500

Net Assets:
Class R6	$ 92,430,500

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	5,900,861

Class R6:
Net asset value and offering price per share	$ 15.66

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Master Event-Linked Bond Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:

Interest (net of foreign withholding taxes of $3,015)	$18,352,688

Dividends from affiliated money market funds	42,741

Total investment income	18,395,429

Expenses:

Advisory fees	1,170,680

Administrative services fees	43,502

Custodian fees	12,814

Trustees’ and officers’ fees and benefits	21,868

Registration and filing fees	39,616

Reports to shareholders	11,569

Professional services fees	169,052

Other	(6,058)

Total expenses	1,463,043

Less: Fees waived	(124,078)

Net expenses	1,338,965

Net investment income	17,056,464

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(22,406,186)

Affiliated investment securities	(5,455)

Foreign currencies	(6,754)

Forward foreign currency contracts	(545,172)

(22,963,567)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	17,067,909

Affiliated investment securities	(1,262)

Foreign currencies	(842)

Forward foreign currency contracts	430,825

17,496,630

Net realized and unrealized gain (loss)	(5,466,937)

Net increase in net assets resulting from operations	$11,589,527

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Master Event-Linked Bond Fund

Statement of Changes in Net Assets

For the year ended December 31, 2020, period ended December 31, 2019, and the year ended September 30, 2019

	Year Ended December 31, 2020	Three Months Ended December 31, 2019	Year Ended September 30, 2019

Operations:

Net investment income	$ 17,056,464	$ 5,867,292	$ 27,572,378

Net realized gain (loss)	(22,963,567)	(4,051,280)	(14,430,615)

Change in net unrealized appreciation (depreciation)	17,496,630	3,147,522	(12,803,422)

Net increase in net assets resulting from operations	11,589,527	4,963,534	338,341

Distributions to shareholders:
Class R6	(17,114,313)	–	–

Share transactions-net:
Class R6	(258,459,574)	(7,402,506)	(14,721,776)

Net increase (decrease) in net assets	(263,984,360)	(2,438,972)	(14,383,435)

Net assets:

Beginning of year	356,414,860	358,853,832	373,237,267

End of year	$ 92,430,500	$356,414,860	$358,853,832

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco Master Event-Linked Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class R6
Year ended 12/31/20	$16.04	$0.90	$(0.42)	$0.48	$(0.86)	$15.66	3.04%	$92,431	0.44	%(e)	0.48	%(e)	5.64	%(e)	41%
Three months ended 12/31/19	15.82	0.26	(0.04)	0.22	–	16.04	1.39	356,415	0.45		0.49		6.53		12
Year ended 09/30/19	15.79	1.19	(1.16)	0.03	–	15.82	0.19	358,854	0.45		0.45		7.64		14
Year ended 09/30/18	15.23	1.04	(0.48)	0.56	–	15.79	3.68	373,237	0.45		0.45		6.70		33
Year ended 09/30/17	15.93	0.94	(1.64)	(0.70)	–	15.23	(4.39)	259,458	0.46		0.46		5.84		53
Year ended 09/30/16	15.10	0.80	0.03	0.83	–	15.93	5.50	294,575	0.45		0.45		5.22		43

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the three months ended December 31, 2019 and the years ended September 30, 2019, 2018, 2017 and 2016, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $303,546 for Class R6.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                     Invesco Master Event-Linked Bond Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Master Event-Linked Bond Fund (the “Fund”), formerly Invesco Oppenheimer Master Event-Linked Bond Fund, is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

Shares of the Fund are sold only to other investment companies. The Fund currently offers Class R6. Class R6 shares are sold at net asset value.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Event-linked bonds are generally valued at the mean between the bid and ask prices utilizing evaluated prices obtained from third party pricing services or broker dealers. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14                     Invesco Master Event-Linked Bond Fund

C.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes- The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code to fail that qualification.

The Fund has analyzed its tax positions, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

E.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

F.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

G.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

H.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

I.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

J.

Event-Linked Bonds- The Fund invests in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specific trigger event that leads to economic loss, such as an earthquake or hurricane. In most cases, the trigger event will not be deemed to have occurred unless the event happened in a geographic area and was of a certain magnitude or caused a certain amount of actual or modeled loss. If the trigger event occurs prior to a bond’s maturity, the Fund may lose all or a portion of its principal and additional interest. If the trigger event does not occur, the Fund will recover its principal plus interest. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation/depreciation on investments. The Fund records a realized gain/loss in the Statement of Operations upon the sale or maturity of the investment.

K.

Other Risks- The Fund’s investments are concentrated in event-linked bonds, rather than a broad spectrum of investments, which makes the Fund’s share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type.

The Fund’s investments in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

The Fund may invest in event-linked bonds that are below investment grade (sometimes referred to as “high yield” or “junk” bonds). Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

15                     Invesco Master Event-Linked Bond Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an annual fee of 0.40% based on the average daily net assets of the Fund. The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 0.45% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $124,078.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2020, there were transfers from Level 2 to Level 3 of $12,564,270, due to either the lack of availability of market data or the evaluated price provided by pricing vendor.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Event-Linked Bonds	$–	$27,327,211	$7,431,718	$34,758,929

Preferred Stocks	–	–	5,132,552	5,132,552

Money Market Funds	50,707,802	–	–	50,707,802

Total Investments	$50,707,802	$27,327,211	$12,564,270	$90,599,283

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

16                     Invesco Master Event-Linked Bond Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended December 31, 2020:

	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 12/31/20

Event-Linked Bonds	$-	$-	$-	$-	$-	$-	$ 7,431,718	$	$ 7,431,718

Preferred Stocks	-	-	-	-	-	-	5,132,552		5,132,552

Total	$-	$-	$-	$-	$-	$-	$12,564,270		$$12,564,270

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 12/31/20	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used

Kinesis Re Ltd., Series 2020, Pfd.	$2,870,563	Pricing Service	N/A	N/A	N/A	(a	)

Eden Re II Ltd., Series A, Catastrophe Linked Notes	2,764,795	Pricing Service	N/A	N/A	N/A	(a	)

Limestone Re Ltd., Series A, Catastrophe Linked Notes	2,727,065	Pricing Service	N/A	N/A	N/A	(a	)

Lorenz Re Ltd., Series 2020, Pfd.	2,261,989	Pricing Service	N/A	N/A	N/A	(a	)

Alturas Re Ltd., Series A, Catastrophe Linked Notes	1,689,858	Pricing Service	N/A	N/A	N/A	(a	)

(a)

Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The valuations are based on a cash flow model that incorporates a collateralization review, premium, expense and losses. The losses are risk-adjusted, where the risk margin is based on certain actuarial techniques and models. The Adviser reviews the pricing files on an on-going basis and monitors such investments for additional information or the occurrence of a significant event (ex. hurricane or other weather related peril) which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(545,172)

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	430,825

Total	$(114,347)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$22,487,553

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                     Invesco Master Event-Linked Bond Fund

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $106,408,368 and $424,109,713, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

NOTE 8–Share Information

			Summary of Share Activity

	Year ended December 31, 2020(a)		Three months ended December 31, 2019		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class R6	5,403,020	$85,899,377	967	$ 15,464	8,298,231	$127,534,469

Issued as reinvestment of dividends:
Class R6	1,037,046	16,528,952	-	-	-	-

Reacquired:
Class R6	(22,759,573)	(360,887,903)	(462,998)	(7,417,970)	(9,258,288)	(142,256,245)

Net increase (decrease) in share activity	(16,319,507)	$(258,459,574)	(462,031)	$(7,402,506)	(960,057)	$(14,721,776)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 33% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 57% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 9–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 10–Subsequent Event

On October 20, 2020, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund closed to investments by new accounts after the close of business on October 22, 2020. The Fund will be liquidated on or about March 31, 2021.

18                     Invesco Master Event-Linked Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Master Event-Linked Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Master Event-Linked Bond Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, and the statement of changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2020, the three months ended December 31, 2019 and the year ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2020, the three months ended December 31, 2019 and the year ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Master Event-Linked Bond Fund (formerly known as Oppenheimer Master Event-Linked Bond Fund, LLC) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19                     Invesco Master Event-Linked Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class R6	$1,000.00	$1,014.30	$2.23	$1,022.92	$2.24	0.44%

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

20                     Invesco Master Event-Linked Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                     Invesco Master Event-Linked Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                     Invesco Master Event-Linked Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                     Invesco Master Event-Linked Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                     Invesco Master Event-Linked Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation	N/A	N/A

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                     Invesco Master Event-Linked Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey –1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-6                     Invesco Master Event-Linked Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-7                     Invesco Master Event-Linked Bond Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file number(s) for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	O-MELB-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Main Street Mid Cap Fund® Effective September 30, 2020, Invesco Oppenheimer Main Street Mid Cap Fund® was renamed Invesco Main Street Mid Cap Fund® .
Nasdaq:
A: OPMSX ∎ C: OPMCX ∎ R: OPMNX ∎ Y: OPMYX ∎ R5: MSMJX ∎ R6: OPMIX

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Class A shares of Invesco Main Street Mid Cap Fund® (the Fund), at net asset value (NAV), underperformed the Russell Mid-cap Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.13%

Class C Shares	8.29

Class R Shares	8.87

Class Y Shares	9.44

Class R5 Shares	9.58

Class R6 Shares	9.60
Russell Midcap Index ▼	17.10
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00% respectively, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the

Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services sectors indicated expansion of those sectors, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stock prices. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

During the year, stock selection in the consumer discretionary and communication services sectors were the largest contributors to the Fund’s performance versus the Russell Midcap Index. This was offset by weaker stock selection in the information technology and energy sectors.

The largest individual contributors to the Fund’s performance relative to the Russell Midcap Index during the year included T-Mobile, BJ’s Wholesale Club and Dexcom. T-Mobile performed well after the company won approval from a federal judge that allowed the company to merge with Sprint (not owned). Uncertainty about the merger being closed had been an overhang for the stock prior the deal being approved. BJ’s Wholesale Club benefited from being deemed an essential retailer during the pandemic. Dexcom is a pure play diabetes company focused on Continuous Glucose Monitoring (CGM) technology. The company benefited from increasing awareness of the benefits of CGM technology, its pump partnerships, opportunities for tele-health and the need for better glucose management in the hospital setting. We have exited our holdings in T-Mobile and Dexcom.

The largest individual detractors from the Fund’s performance relative to the Russell Midcap Index during the year included Noble Energy, Schlumberger and Diamondback Energy. Noble Energy and Diamondback Energy are exploration and production companies in the energy sector and Schlumberger is an energy services company. The energy sector experienced significant negative returns despite the Russell Midcap Index producing positive total returns during the year. We have exited our holdings in Noble Energy and Diamondback Energy.

We continue to maintain our discipline around valuation and focus on companies which we believe have competitive advantages and skilled management teams that are out-executing peers. We believe this disciplined approach is essential to generating attractive long-term performance.

We thank you for your continued investment in Invesco Main Street Mid Cap Fund®.

1	Source: US Federal Reserve
2	Source: US Bureau of Economic Analysis
3	Source: Lipper Inc.

Portfolio manager(s):

Joy Budzinski

Belinda Cavazos (Lead)

Kristen Ketner Pak

Magnus Krantz

Raman Vardharaj

Adam Weiner

Matthew P. Ziehl

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as

2                      Invesco Main Street Mid Cap Fund®

investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                      Invesco Main Street Mid Cap Fund®

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                      Invesco Main Street Mid Cap Fund®

Average Annual Total Returns As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (8/2/99)	9.83%
10 Years	9.41
5 Years	9.24
1 Year	3.13
Class C Shares
Inception (8/2/99)	9.82%
10 Years	9.37
5 Years	9.66
1 Year	7.29
Class R Shares
Inception (3/1/01)	8.67%
10 Years	9.74
5 Years	10.21
1 Year	8.87
Class Y Shares
Inception (8/2/99)	10.53%
10 Years	10.34
5 Years	10.76
1 Year	9.44
Class R5 Shares
10 Years	10.10%
5 Years	10.62
1 Year	9.58
Class R6 Shares
Inception (10/26/12)	11.75%
5 Years	10.96
1 Year	9.60

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Main Street Mid Cap Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the In-vesco Oppenheimer Main Street Mid Cap Fund®. Note: The Fund was subsequently renamed the Invesco Main Street Mid Cap Fund® (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduc-

tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                      Invesco Main Street Mid Cap Fund®

Supplemental Information

Invesco Main Street Mid Cap Fund’s® investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                      Invesco Main Street Mid Cap Fund®

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	20.22%
Industrials	15.33
Health Care	12.95
Financials	10.93
Consumer Discretionary	9.82
Real Estate	6.90
Consumer Staples	5.67
Utilities	5.10
Communication Services	4.49
Materials	4.29
Energy	3.84
Money Market Funds Plus Other Assets Less Liabilities	0.46

Top 10 Equity Holdings*

		% of total net assets
1.	Keysight Technologies, Inc.	2.57%
2.	Fiserv, Inc.	2.52
3.	Republic Services, Inc.	2.32
4.	Synopsys, Inc.	2.19
5.	CACI International, Inc., Class A	2.16
6.	Alexandria Real Estate Equities, Inc.	2.12
7.	Stanley Black & Decker, Inc.	2.09
8.	Liberty Broadband Corp., Class C	2.04
9.	Lamar Advertising Co., Class A	1.98
10.	PNC Financial Services Group, Inc. (The)	1.85

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*   Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

7                      Invesco Main Street Mid Cap Fund®

Schedule of Investments(a)

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–99.55%
Apparel Retail–1.33%
Ross Stores, Inc.	292,541	$35,926,960

Application Software–4.92%
Manhattan Associates, Inc.(b)	337,038	35,449,657

Paylocity Holding Corp.(b)	104,602	21,538,598

Q2 Holdings, Inc.(b)	131,515	16,640,593

Synopsys, Inc.(b)	228,332	59,192,787

		132,821,635

Asset Management & Custody Banks–0.95%
Northern Trust Corp.	276,224	25,727,503

Auto Parts & Equipment–1.25%
Visteon Corp.(b)	269,508	33,828,644

Automotive Retail–1.59%
O’Reilly Automotive, Inc.(b)	94,603	42,814,480

Biotechnology–1.98%
Neurocrine Biosciences, Inc.(b)	270,794	25,955,605

Seagen, Inc.(b)	157,475	27,580,171

		53,535,776

Building Products–1.78%
Trane Technologies PLC	331,095	48,061,750

Cable & Satellite–2.04%
Liberty Broadband Corp., Class C(b)	347,911	55,098,665

Communications Equipment–1.06%
Motorola Solutions, Inc.	167,839	28,542,700

Construction Materials–1.52%
Vulcan Materials Co.	276,181	40,960,404

Data Processing & Outsourced Services–2.52%
Fiserv, Inc.(b)	596,050	67,866,253

Distillers & Vintners–1.64%
Constellation Brands, Inc., Class A	201,857	44,216,776

Diversified Chemicals–1.62%
Eastman Chemical Co.	436,968	43,819,151

Diversified Support Services–0.87%
Cintas Corp.	66,224	23,407,535

Electric Utilities–0.85%
Eversource Energy	265,903	23,003,269

Electrical Components & Equipment–2.14%
Hubbell, Inc.	182,001	28,535,937

Rockwell Automation, Inc.	116,341	29,179,486

		57,715,423

Electronic Equipment & Instruments–2.57%
Keysight Technologies, Inc.(b)	524,188	69,239,993

Environmental & Facilities Services–2.32%
Republic Services, Inc.	648,678	62,467,691

	Shares	Value
Financial Exchanges & Data–2.57%
Intercontinental Exchange, Inc.	335,438	$38,672,647

Tradeweb Markets, Inc., Class A	490,532	30,633,723

		69,306,370

Gas Utilities–1.88%
Atmos Energy Corp.	288,938	27,573,353

Southwest Gas Holdings, Inc.	378,864	23,015,988

		50,589,341

General Merchandise Stores–1.75%
Dollar General Corp.	85,412	17,962,144

Target Corp.	164,882	29,106,619

		47,068,763

Gold–0.42%
Franco-Nevada Corp. (Canada)	90,223	11,307,649

Health Care Equipment–4.80%
Boston Scientific Corp.(b)	783,617	28,171,031

Hill-Rom Holdings, Inc.	357,550	35,029,174

STERIS PLC	106,536	20,192,833

Teleflex, Inc.	111,684	45,965,784

		129,358,822

Health Care Facilities–1.33%
HCA Healthcare, Inc.	217,454	35,762,485

Health Care Services–2.40%
Guardant Health, Inc.(b)	133,985	17,267,987

LHC Group, Inc.(b)	222,624	47,490,152

		64,758,139

Health Care Technology–0.21%
American Well Corp., Class A(b)(c)	220,113	5,575,462

Homebuilding–1.31%
D.R. Horton, Inc.	514,409	35,453,068

Hotels, Resorts & Cruise Lines–0.53%
Airbnb, Inc., Class A(b)	98,267	14,425,596

Human Resource & Employment Services–1.63%
ASGN, Inc.(b)	254,177	21,231,405

Korn Ferry	519,791	22,610,908

		43,842,313

Hypermarkets & Super Centers–1.34%
BJ’s Wholesale Club Holdings, Inc.(b)	968,539	36,107,134

Industrial Machinery–4.39%
Evoqua Water Technologies Corp.(b)	951,112	25,661,002

ITT, Inc.	469,715	36,177,449

Stanley Black & Decker, Inc.	316,239	56,467,636

		118,306,087

Industrial REITs–1.20%
Duke Realty Corp.	807,419	32,272,537

Insurance Brokers–1.64%
Arthur J. Gallagher & Co.	358,629	44,365,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco Main Street Mid Cap Fund®

	Shares	Value
Interactive Home Entertainment–1.39%
Zynga, Inc., Class A(b)	3,785,993	$37,367,751

Interactive Media & Services–1.06%
Snap, Inc., Class A(b)	573,096	28,694,917

Investment Banking & Brokerage–1.15%
Raymond James Financial, Inc.	322,909	30,892,704

IT Consulting & Other Services–4.38%
Amdocs Ltd.	332,758	23,602,525

CACI International, Inc., Class A(b)	233,869	58,310,558

KBR, Inc.	1,170,027	36,188,935

		118,102,018

Managed Health Care–0.66%
Humana, Inc.	43,691	17,925,107

Metal & Glass Containers–0.73%
Silgan Holdings, Inc.	528,871	19,610,537

Multi-Utilities–2.37%
CMS Energy Corp.	483,383	29,491,197

Public Service Enterprise Group, Inc.	589,175	34,348,902

		63,840,099

Office REITs–2.11%
Alexandria Real Estate Equities, Inc.	320,050	57,039,311

Oil & Gas Equipment & Services–0.81%
Schlumberger Ltd.	996,257	21,748,290

Oil & Gas Refining & Marketing–0.86%
Valero Energy Corp.	410,315	23,211,520

Oil & Gas Storage & Transportation–2.17%
Magellan Midstream Partners L.P.	1,008,933	42,819,117

Shell Midstream Partners L.P.	1,571,567	15,841,395

		58,660,512

Packaged Foods & Meats–1.41%
Conagra Brands, Inc.	1,046,773	37,955,989

Pharmaceuticals–1.57%
Catalent, Inc.(b)	405,615	42,212,353

Railroads–0.77%
Canadian Pacific Railway Ltd. (Canada)	59,773	20,722,701

Regional Banks–4.00%
East West Bancorp, Inc.	455,160	23,081,164

PNC Financial Services Group, Inc. (The)	335,272	49,955,528

SVB Financial Group(b)	89,947	34,884,145

		107,920,837

Residential REITs–1.06%
American Homes 4 Rent, Class A	956,945	28,708,350

Restaurants–0.76%
Wendy’s Co. (The)	937,078	20,540,750

Investment Abbreviations:

REIT- Real Estate Investment Trust

	Shares	Value
Semiconductor Equipment–3.30%
KLA Corp.	176,887	$45,797,813

MKS Instruments, Inc.	287,803	43,299,962

		89,097,775

Semiconductors–1.47%
Analog Devices, Inc.	268,113	39,608,334

Soft Drinks–1.29%
Coca-Cola European Partners PLC (United Kingdom)	697,742	34,768,484

Specialized REITs–2.53%
Equinix, Inc.	20,707	14,788,525

Lamar Advertising Co., Class A	641,362	53,374,146

		68,162,671

Specialty Stores–1.29%
Tractor Supply Co.	247,952	34,857,092

Thrifts & Mortgage Finance–0.62%
Rocket Cos., Inc., Class A(b)	823,636	16,653,920

Trading Companies & Distributors–1.44%
Fastenal Co.	795,952	38,866,336

Total Common Stocks & Other Equity Interests (Cost $2,035,345,529)		2,684,722,726

Money Market Funds–0.44%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	4,209,834	4,209,834

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)(e)	3,004,617	3,005,518

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	4,811,239	4,811,239

Total Money Market Funds (Cost $12,026,892)		12,026,591
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $2,047,372,421)		2,696,749,317
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.20%
Invesco Private Government Fund, 0.02%(d)(e)(f)	2,155,116	2,155,116

Invesco Private Prime Fund, 0.12%(d)(e)(f)	3,231,705	3,232,675

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,387,791)		5,387,791
TOTAL INVESTMENTS IN SECURITIES–100.19% (Cost $2,052,760,212)		2,702,137,108

OTHER ASSETS LESS LIABILITIES–(0.19)%		(5,207,173)

NET ASSETS–100.00%		$2,696,929,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Main Street Mid Cap Fund®

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$12,429,689	$328,761,182	$(336,981,037)	$ -	$ -	$ 4,209,834	$ 91,564
Invesco Liquid Assets Portfolio, Institutional Class	-	76,183,289	(73,176,405)	(301)	(1,065)	3,005,518	6,101
Invesco Treasury Portfolio, Institutional Class	-	121,272,688	(116,461,449)	-	-	4,811,239	2,140
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	19,408,546	(17,253,430)	-	-	2,155,116	340	*
Invesco Private Prime Fund	-	26,445,551	(23,212,876)	-	-	3,232,675	2,061	*
Total	$12,429,689	$572,071,256	$(567,085,197)	$(301)	$(1,065)	$17,414,382	$102,206

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Main Street Mid Cap Fund®

Statement of Assets and Liabilities

December 31, 2020

Assets:

Investments in securities, at value (Cost $2,035,345,529)*	$2,684,722,726

Investments in affiliated money market funds, at value (Cost $17,414,683)	17,414,382

Cash	3,105,753

Receivable for:
Fund shares sold	807,304

Dividends	2,011,996

Investment for trustee deferred compensation and retirement plans	778,693

Other assets	49,850

Total assets	2,708,890,704

Liabilities:

Payable for:
Investments purchased	733,678

Fund shares reacquired	3,034,571

Collateral upon return of securities loaned	5,387,791

Accrued fees to affiliates	1,628,412

Accrued other operating expenses	350,771

Trustee deferred compensation and retirement plans	825,546

Total liabilities	11,960,769

Net assets applicable to shares outstanding	$2,696,929,935

Net assets consist of:

Shares of beneficial interest	$2,049,423,039

Distributable earnings	647,506,896

$2,696,929,935

Net Assets:

Class A	$1,946,102,443

Class C	$90,764,205

Class R	$163,177,986

Class Y	$395,290,330

Class R5	$14,534,526

Class R6	$87,060,445

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	70,718,955

Class C	4,299,341

Class R	6,377,974

Class Y	13,004,801

Class R5	524,752

Class R6	2,865,672

Class A:
Net asset value per share	$27.52

Maximum offering price per share (Net asset value of $27.52 ÷ 94.50%)	$29.12

Class C:
Net asset value and offering price per share	$21.11

Class R:
Net asset value and offering price per share	$25.58

Class Y:
Net asset value and offering price per share	$30.40

Class R5:
Net asset value and offering price per share	$27.70

Class R6:
Net asset value and offering price per share	$30.38

*	At December 31, 2020, securities with an aggregate value of $4,917,921 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Main Street Mid Cap Fund®

Statement of Operations

For the year ended December 31, 2020

Investment income:

Dividends (net of foreign withholding taxes of $65,692)	$30,179,659

Dividends from affiliates (includes securities lending income of $23,328)	102,206

Total investment income	30,281,865

Expenses:

Advisory fees	13,817,064

Administrative services fees	318,784

Custodian fees	10,800

Distribution fees:
Class A	3,713,984

Class C	999,110

Class R	701,763

Transfer agent fees – A, C, R and Y	4,462,333

Transfer agent fees – R5	4,729

Transfer agent fees – R6	20,264

Trustees’ and officers’ fees and benefits	51,971

Registration and filing fees	149,189

Reports to shareholders	245,984

Professional services fees	36,019

Other	30,073

Total expenses	24,562,067

Less: Fees waived and/or expense offset arrangement(s)	(402,885)

Net expenses	24,159,182

Net investment income	6,122,683

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	105,128,002

Affiliated investment securities	(1,065)

Foreign currencies	2,428

105,129,365

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	232,995,858

Affiliated investment securities	(301)

Foreign currencies	163

232,995,720

Net realized and unrealized gain	338,125,085

Net increase in net assets resulting from operations	$344,247,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco Main Street Mid Cap Fund®

Statement of Changes in Net Assets

For the year ended December 31, 2020, period ended December 31, 2019, and the year ended June 30, 2019

	Year Ended December 31, 2020	Six Months Ended December 31, 2019	Year Ended June 30, 2019

Operations:

Net investment income	$ 6,122,683	$ 5,777,427	$7,073,358

Net realized gain	105,129,365	85,583,265	182,530,480

Change in net unrealized appreciation (depreciation)	232,995,720	90,440,095	(152,875,082)

Net increase in net assets resulting from operations	344,247,768	181,800,787	36,728,756

Distributions to shareholders from distributable earnings:

Class A	(34,589,928)	(63,196,401)	(129,236,446)

Class C	(3,525,123)	(6,727,260)	(31,252,854)

Class R	(3,914,464)	(7,447,588)	(17,143,063)

Class Y	(9,035,832)	(20,574,164)	(47,435,484)

Class R5	(537)	(543)	–

Class R6	(1,554,864)	(2,773,998)	(21,243,038)

Total distributions from distributable earnings	(52,620,748)	(100,719,954)	(246,310,885)

Share transactions-net:

Class A	378,528,057	(86,584,010)	81,517,124

Class C	(26,819,659)	(15,004,302)	(115,465,588)

Class R	5,049,761	(12,265,226)	(4,836,902)

Class Y	(80,505,132)	(38,953,232)	(81,549,877)

Class R5	10,554,570	–	10,000

Class R6	12,032,558	(64,825,608)	(185,852,891)

Net increase (decrease) in net assets resulting from share transactions	298,840,155	(217,632,378)	(306,178,134)

Net increase (decrease) in net assets	590,467,175	(136,551,545)	(515,760,263)

Net assets:

Beginning of year	2,106,462,760	2,243,014,305	2,758,774,568

End of year	$2,696,929,935	$2,106,462,760	$2,243,014,305

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                      Invesco Main Street Mid Cap Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/20	$26.13	$0.06	$2.06	$2.12	$ –	$(0.73)	$(0.73)	$27.52	9.13	%(e)	$1,946,102	1.10	%(e)(f)	1.11	%(e)(f)	0.27	%(e)(f)	76%
Six months ended 12/31/19	25.18	0.07	2.18	2.25	–	(1.30)	(1.30)	26.13	8.95		1,326,188	1.10	(g)	1.12	(g)	0.51	(g)	27
Year ended 06/30/19	27.59	0.08	0.25	0.33	–	(2.74)	(2.74)	25.18	2.50		1,364,726	1.09		1.09		0.30		59
Year ended 06/30/18	28.59	0.02	2.84	2.86	(0.12)	(3.74)	(3.86)	27.59	10.67		1,383,592	1.09		1.10		0.08		60
Year ended 06/30/17	25.57	0.10	3.72	3.82	(0.23)	(0.57)	(0.80)	28.59	15.17		1,486,121	1.10		1.11		0.37		68
Year ended 06/30/16	30.15	0.11	(1.44)	(1.33)	(0.11)	(3.14)	(3.25)	25.57	(3.80)		1,521,154	1.11		1.11		0.43		87
Class C
Year ended 12/31/20	20.41	(0.09)	1.52	1.43	–	(0.73)	(0.73)	21.11	8.29		90,764	1.84	(f)	1.87	(f)	(0.47	)(f)	76
Six months ended 12/31/19	20.00	(0.02)	1.73	1.71	–	(1.30)	(1.30)	20.41	8.56		111,246	1.84	(g)	1.88	(g)	(0.23	)(g)	27
Year ended 06/30/19	22.69	(0.09)	0.14	0.05	–	(2.74)	(2.74)	20.00	1.75		123,764	1.84		1.85		(0.46)		59
Year ended 06/30/18	24.22	(0.16)	2.37	2.21	–	(3.74)	(3.74)	22.69	9.84		269,651	1.84		1.85		(0.68)		60
Year ended 06/30/17	21.79	(0.09)	3.17	3.08	(0.08)	(0.57)	(0.65)	24.22	14.32		301,630	1.85		1.86		(0.38)		68
Year ended 06/30/16	26.29	(0.07)	(1.29)	(1.36)	–	(3.14)	(3.14)	21.79	(4.54)		320,353	1.86		1.86		(0.33)		87
Class R
Year ended 12/31/20	24.41	0.01	1.89	1.90	–	(0.73)	(0.73)	25.58	8.87		163,178	1.34	(f)	1.37	(f)	0.03	(f)	76
Six months ended 12/31/19	23.63	0.03	2.05	2.08	–	(1.30)	(1.30)	24.41	8.81		145,346	1.34	(g)	1.38	(g)	0.27	(g)	27
Year ended 06/30/19	26.13	0.01	0.23	0.24	–	(2.74)	(2.74)	23.63	2.28		152,799	1.34		1.35		0.05		59
Year ended 06/30/18	27.28	(0.05)	2.69	2.64	(0.05)	(3.74)	(3.79)	26.13	10.37		171,923	1.34		1.35		(0.18)		60
Year ended 06/30/17	24.44	0.03	3.55	3.58	(0.17)	(0.57)	(0.74)	27.28	14.88		179,018	1.35		1.36		0.12		68
Year ended 06/30/16	28.97	0.04	(1.40)	(1.36)	(0.03)	(3.14)	(3.17)	24.44	(4.08)		176,639	1.36		1.36		0.17		87
Class Y
Year ended 12/31/20	28.69	0.14	2.30	2.44	–	(0.73)	(0.73)	30.40	9.44		395,290	0.84	(f)	0.87	(f)	0.53	(f)	76
Six months ended 12/31/19	27.49	0.11	2.39	2.50	–	(1.30)	(1.30)	28.69	9.11		458,670	0.84	(g)	0.88	(g)	0.77	(g)	27
Year ended 06/30/19	29.84	0.15	0.30	0.45	(0.06)	(2.74)	(2.80)	27.49	2.73		477,999	0.84		0.85		0.55		59
Year ended 06/30/18	30.62	0.10	3.05	3.15	(0.19)	(3.74)	(3.93)	29.84	10.96		596,309	0.84		0.85		0.32		60
Year ended 06/30/17	27.33	0.18	3.98	4.16	(0.30)	(0.57)	(0.87)	30.62	15.44		637,592	0.85		0.86		0.62		68
Year ended 06/30/16	31.99	0.19	(1.53)	(1.34)	(0.18)	(3.14)	(3.32)	27.33	(3.57)		545,648	0.86		0.86		0.67		87
Class R5
Year ended 12/31/20	26.19	0.16	2.08	2.24	–	(0.73)	(0.73)	27.70	9.58		14,535	0.72	(f)	0.72	(f)	0.65	(f)	76
Six months ended 12/31/19	25.18	0.11	2.20	2.31	–	(1.30)	(1.30)	26.19	9.19		11	0.72	(g)	0.72	(g)	0.88	(g)	27
Period ended 06/30/19(h)	23.91	0.02	1.25	1.27	–	–	–	25.18	5.31		11	0.72	(g)	0.74	(g)	0.66	(g)	59
Class R6
Year ended 12/31/20	28.63	0.18	2.30	2.48	–	(0.73)	(0.73)	30.38	9.60		87,060	0.67	(f)	0.69	(f)	0.70	(f)	76
Six months ended 12/31/19	27.41	0.13	2.39	2.52	–	(1.30)	(1.30)	28.63	9.21		65,001	0.67	(g)	0.69	(g)	0.94	(g)	27
Year ended 06/30/19	29.77	0.20	0.29	0.49	(0.11)	(2.74)	(2.85)	27.41	2.92		123,716	0.67		0.68		0.71		59
Year ended 06/30/18	30.57	0.15	3.03	3.18	(0.24)	(3.74)	(3.98)	29.77	11.11		337,300	0.67		0.67		0.49		60
Year ended 06/30/17	27.28	0.23	3.98	4.21	(0.35)	(0.57)	(0.92)	30.57	15.72		383,913	0.67		0.67		0.79		68
Year ended 06/30/16	31.95	0.24	(1.53)	(1.29)	(0.24)	(3.14)	(3.38)	27.28	(3.43)		377,123	0.67		0.67		0.87		87

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the six months ended December 31, 2019 and the years ended June 30, 2019, 2018, 2017 and 2016, respectively.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $654,478,527 in connection with the acquisition of Invesco Mid Cap Core Equity Fund into the Fund.

(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended December 31, 2020.
(f)

Ratios are based on average daily net assets (000’s omitted) of $1,532,269, $99,911, $140,353, $364,279, $8,331 and $71,870 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                      Invesco Main Street Mid Cap Fund®

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Main Street Mid Cap Fund®, formerly Invesco Oppenheimer Main Street Mid Cap Fund®, (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15                      Invesco Main Street Mid Cap Fund®

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the

16                      Invesco Main Street Mid Cap Fund®

collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $ 200 million	0.735%

Next $200 million	0.730%

Next $200 million	0.690%

Next $200 million	0.660%

Next $4.2 billion	0.600%

Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.10%, 1.84%, 1.34%, 0.84%, 0.72% and 0.67%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021 through June 30, 2021, the Adviser contractually agreed to limit expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $16,053 and reimbursed class level expenses of $196,319, $27,002, $39,675, $96,620, $0 and $14,328 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company

17                      Invesco Main Street Mid Cap Fund®

(“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $117,207 in front-end sales commissions from the sale of Class A shares and $514 and $4,480 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$2,684,722,726	$–	$–	$2,684,722,726

Money Market Funds	12,026,591	5,387,791	–	17,414,382

Total Investments	$2,696,749,317	$5,387,791	$–	$2,702,137,108

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $5,761,814.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $12,888.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

18                      Invesco Main Street Mid Cap Fund®

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended December 31, 2020, Period Ended December 31, 2019 and the Year Ended June 30, 2019:

	Year Ended December 31, 2020	Six months Ended December 31, 2019	Year Ended June 30, 2019

Ordinary income*	$ –	$ –	$ 69,032,507

Long-term capital gain	52,620,748	100,719,954	177,278,378

Total distributions	$52,620,748	$100,719,954	$246,310,885

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$6,675,012

Undistributed long-term capital gain	42,124,597

Net unrealized appreciation – investments	635,563,903

Net unrealized appreciation - foreign currencies	163

Temporary book/tax differences	(659,305)

Capital loss carryforward	(36,197,474)

Shares of beneficial interest	2,049,423,039

Total net assets	$2,696,929,935

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$36,197,474	$–	$36,197,474

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $1,387,832,155 and $1,814,456,973, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$704,815,509

Aggregate unrealized (depreciation) of investments	(69,251,606)

Net unrealized appreciation of investments	$635,563,903

Cost of investments for tax purposes is $2,066,573,205.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2020, undistributed net investment income was decreased by $3,745,655, undistributed net realized gain was decreased by $15,591,927 and shares of beneficial interest was increased by $19,337,582. Further, as a result of tax deferrals acquired in the reorganization of Invesco Mid Cap Core Equity Fund into the Fund, undistributed net investment income was decreased by $251,744, undistributed net realized gain was decreased by $72,493,737 and shares of beneficial interest was increased by $72,745,481. These reclassifications had no effect on the net assets of the Fund.

19                      Invesco Main Street Mid Cap Fund®

NOTE 11–Share Information

			Summary of Share Activity

	Year ended December 31, 2020(a)		Six months ended December 31, 2019		Year ended June 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	3,698,465	$86,124,388	1,558,827	$40,015,071	9,663,663	$238,429,303

Class C	665,419	12,047,700	289,167	5,872,269	1,128,632	23,267,775

Class R	1,001,213	21,399,452	357,499	8,586,020	1,086,912	25,742,401

Class Y	3,103,689	77,249,330	981,331	27,581,608	3,273,397	89,558,219

Class R5(b)	49,401	1,192,957	-	-	418	10,000

Class R6	665,398	17,126,585	347,707	9,715,322	1,251,452	33,432,010

Issued as reinvestment of dividends:
Class A	1,663,716	33,404,747	2,359,300	61,436,535	5,602,034	124,813,298

Class C	223,469	3,456,952	315,978	6,430,256	1,713,876	30,455,614

Class R	209,279	3,911,472	294,230	7,158,621	764,107	16,000,417

Class Y	367,016	8,125,743	677,773	19,377,538	1,832,844	44,538,103

Class R5(b)	12	232	-	-	-	-

Class R6	69,895	1,544,682	88,219	2,516,900	875,229	21,180,541

Automatic conversion of Class C shares to Class A shares:
Class A	1,036,907	26,690,506	456,476	11,789,093	-	-

Class C	(1,347,639)	(26,690,506)	(575,749)	(11,789,093)	-	-

Issued in connection with acquisitions:(c)
Class A	27,899,990	570,126,566	-	-	-	-

Class C	1,278,483	20,135,590	-	-	-	-

Class R	1,480,209	28,155,567	-	-	-	-

Class Y	1,581,831	35,642,900	-	-	-	-

Class R5	572,078	11,736,265	-	-	-	-

Class R6	1,083,493	24,374,640	-	-	-	-

Reacquired:
Class A	(14,327,992)	(337,818,150)	(7,829,773)	(199,824,709)	(11,216,071)	(281,725,477)

Class C	(1,970,524)	(35,769,395)	(767,084)	(15,517,734)	(8,539,435)	(169,188,977)

Class R	(2,266,686)	(48,416,730)	(1,164,854)	(28,009,867)	(1,962,244)	(46,579,720)

Class Y	(8,032,240)	(201,523,105)	(3,060,937)	(85,912,378)	(7,705,151)	(215,646,199)

Class R5(b)	(97,157)	(2,374,884)	-	-	-	-

Class R6	(1,223,335)	(31,013,349)	(2,679,391)	(77,057,830)	(8,943,360)	(240,465,442)

Net increase (decrease) in share activity	17,384,390	$298,840,155	(8,351,281)	$(217,632,378)	(11,173,697)	$(306,178,134)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 17% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.
(c)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Mid Cap Core Equity Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 33,896,084 shares of the Fund for 51,582,605 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $690,171,528, including $31,812,390 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,532,015,423 and $2,222,186,951 immediately after the acquisition.

The pro forma results of operations for the year ended December 31, 2020 assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$ 14,131,223

Net realized/unrealized gains	160,708,776

Change in net assets resulting from operations	$174,839,999

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

20                      Invesco Main Street Mid Cap Fund®

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 13–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Endeavor Fund (the “Target Fund”) in exchange for shares of the Fund

The reorganization is expected to be consummated on or about April 23, 2021. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

21                      Invesco Main Street Mid Cap Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Main Street Mid Cap Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Main Street Mid Cap Fund® (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for the year ended December 31, 2020, the six months ended December 31, 2019 and the year ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2020, the six months ended December 31, 2019 and the year ended June 30, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended December 31, 2020, the six months ended through December 31, 2019 and the year ended June 30, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For the year ended December 31, 2020, the six months ended December 31, 2019 and the period May 24, 2019 (commencement of operations) through June 30, 2019 for Class R5.

The financial statements of Invesco Main Street Mid Cap Fund® (formerly known as Oppenheimer Main Street Mid Cap Fund®) as of and for the year ended June 30, 2018 and the financial highlights for each of the periods ended on or prior to June 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated August 24, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                      Invesco Main Street Mid Cap Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,230.80	$6.17	$1,019.61	$5.58	1.10%
Class C	1,000.00	1,225.90	10.30	1,015.89	9.32	1.84
Class R	1,000.00	1,229.20	7.51	1,018.40	6.80	1.34
Class Y	1,000.00	1,232.80	4.71	1,020.91	4.27	0.84
Class R5	1,000.00	1,233.30	4.04	1,021.52	3.66	0.72
Class R6	1,000.00	1,233.50	3.76	1,021.77	3.40	0.67

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                      Invesco Main Street Mid Cap Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$52,620,748
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                      Invesco Main Street Mid Cap Fund®

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                       Invesco Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197

Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                       Invesco Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197

Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                       Invesco Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                       Invesco Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                       Invesco Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-6                       Invesco Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                       Invesco Main Street Mid Cap Fund®

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	O-MSM-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Main Street Small Cap Fund® Effective September 30, 2020, Invesco Oppenheimer Main Street Small Cap Fund® was renamed Invesco Main Street Small Cap Fund®.

Nasdaq:
A: OSCAX ∎ C: OSCCX ∎ R: OSCNX ∎ Y: OSCYX ∎ R5: MNSQX ∎ R6: OSSIX

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Class A shares of Invesco Main Street Small Cap Fund® (the Fund), at net asset value (NAV), underperformed the Russell 2000 Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	19.82%
Class C Shares	18.92
Class R Shares	19.47
Class Y Shares	20.13
Class R5 Shares	20.30
Class R6 Shares	20.31
Russell 2000 Index▼	19.96
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

During the year, stock selection in the health care and communication services sectors were the largest contributors to the Fund’s performance versus the Russell 2000

Index. This was partially offset by weaker stock selection in the information technology and consumer discretionary sectors.

Top contributors to the Fund’s relative performance during the year included Quidel, Renewable Energy Group, and Zynga.

Quidel specializes in rapid diagnostic testing and was a major beneficiary of the COVID-19 pandemic. In addition to already strong demand for its point of care testing for the flu, the company received FDA Emergency Use Authorization (EUA) to market its rapid point-of-care COVID-19 antigen test to detect current infection on its Sofia platform. We have exited our position during the year.

Renewable Energy Group, a pure play in renewable fuels, benefited from a growing interest within the sector as the demand outlook improved around more US states adopting low carbon fuel standard (LCFS) programs. This spurred several refiners and integrated oil companies to announce renewable diesel projects.

Zynga, a mobile gaming company, saw strong top-line growth and improved profitability. Zynga also benefited from an increase in gaming driven by social distancing mandates associated with COVID-19. We have exited our position during the year.

Top detractors from relative performance included Matador Resources, Houghton Mifflin Harcourt, and Noble Midstream.

Matador Resources, an exploration and production company, was negatively affected by low oil prices and decreased demand that was exacerbated by the pandemic and an increase in supply driven by the Russia-Saudi Arabia price war earlier in 2020. Additionally, Matador had a relatively higher debt load which put the company in a less advantaged position. We have exited this position.

Noble Midstream, a pipeline company, was negatively affected by the significant drop in oil prices. Given less growth potential around new pipeline capacity and desire to maintain financial leverage, Noble Midstream was forced to cut their distribution sharply.

Houghton Mifflin Harcourt, a provider of textbooks and education services, was negatively affected by US school closures due to the pandemic. We have exited this position.

We continue to maintain our discipline around valuation and focus on companies which we believe have skilled management teams that are out-executing peers. We believe this disciplined approach is essential to generating attractive long-term performance.

We thank you for your continued investment in Invesco Main Street Small Cap Fund®.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

2                     Invesco Main Street Small Cap Fund®

Portfolio manager(s):

Raymond Anello

Joy Budzinski

Kristin Ketner Pak

Magnus Krantz

Raman Vardharaj

Adam Weiner (Co-Lead)

Matthew P. Ziehl (Co-Lead)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                     Invesco Main Street Small Cap Fund®

Your Fund’s Long-Term Performance

Results of a $10,000 Investment - Oldest Share Class(es)

Fund and index data from 5/17/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                     Invesco Main Street Small Cap Fund®

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges
Class A Shares

Inception (5/17/13)	9.92%
5 Years	11.17
1 Year	13.25

Class C Shares

Inception (5/17/13)	9.86%
5 Years	11.59
1 Year	17.92

Class R Shares

Inception (5/17/13)	10.41%
5 Years	12.13
1 Year	19.47

Class Y Shares

Inception (5/17/13)	11.08%
5 Years	12.76
1 Year	20.13

Class R5 Shares
Inception (5/24/19)	10.82%
5 Years	12.57
1 Year	20.30

Class R6 Shares

Inception (5/17/13)	11.21%
5 Years	12.90
1 Year	20.31

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Main Street Small Cap Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Main Street Small Cap Fund. Note: The Fund was subsequently renamed the Invesco Main Street Small Cap Fund® (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                     Invesco Main Street Small Cap Fund®

Supplemental Information

Invesco Main Street Small Cap Fund’s® investment objective is to seek capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                     Invesco Main Street Small Cap Fund®

Fund Information

Portfolio Composition

By sector		% of total net assets
Health Care		18.27%
Industrials		16.25
Information Technology		15.83
Financials		14.50
Consumer Discretionary		12.94
Real Estate		5.77
Consumer Staples		4.91
Materials		3.81
Energy		3.40
Utilities		3.10
Money Market Funds Plus Other Assets Less Liabilities		1.22

Top 10 Equity Holdings*

		% of total net assets
1.	Renewable Energy Group, Inc.	2.34%
2.	AutoNation, Inc.	2.26
3.	ASGN, Inc.	2.25
4.	Rexnord Corp.	2.01
5.	WSFS Financial Corp.	1.98
6.	Korn Ferry	1.92
7.	j2 Global, Inc.	1.88
8.	LHC Group, Inc.	1.82
9.	Visteon Corp.	1.80
10.	KBR, Inc.	1.74

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

7                     Invesco Main Street Small Cap Fund®

Schedule of Investments(a)

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–98.78%
Air Freight & Logistics–0.60%
Hub Group, Inc., Class A(b)	125,451	$7,150,707

Aluminum–1.18%
Kaiser Aluminum Corp.	142,968	14,139,535

Apparel Retail–0.50%
Foot Locker, Inc.	146,847	5,938,493

Application Software–6.37%
Bottomline Technologies (DE), Inc.(b)	342,336	18,054,801

Envestnet, Inc.(b)	106,532	8,766,518

Everbridge, Inc.(b)	46,288	6,900,152

j2 Global, Inc.(b)	230,908	22,557,403

Q2 Holdings, Inc.(b)	158,138	20,009,201

		76,288,075

Asset Management & Custody Banks–1.68%
Federated Hermes, Inc., Class B	266,655	7,703,663

Focus Financial Partners, Inc., Class A(b)	286,007	12,441,304

		20,144,967

Auto Parts & Equipment–2.94%
Dorman Products, Inc.(b)	156,955	13,626,833

Visteon Corp.(b)	172,261	21,622,201

		35,249,034

Automotive Retail–3.36%
AutoNation, Inc.(b)	388,029	27,080,544

Monro, Inc.	248,394	13,239,400

		40,319,944

Biotechnology–3.99%
ADC Therapeutics S.A. (Switzerland)(b)	96,942	3,103,113

Avid Bioservices, Inc.(b)	85,333	984,743

Emergent BioSolutions, Inc.(b)	187,101	16,764,250

G1 Therapeutics, Inc.(b)	274,726	4,942,321

Twist Bioscience Corp.(b)	92,736	13,102,669

uniQure N.V. (Netherlands)(b)	103,694	3,746,464

Zai Lab Ltd., ADR (China)(b)	38,623	5,227,237

		47,870,797

Building Products–1.05%
Masonite International Corp.(b)	127,888	12,576,506

Communications Equipment–0.48%
EchoStar Corp., Class A(b)	273,123	5,787,476

Construction & Engineering–1.15%
Comfort Systems USA, Inc.	112,654	5,932,360

Valmont Industries, Inc.	45,063	7,882,870

		13,815,230

Construction Materials–0.89%
Summit Materials, Inc., Class A(b)	528,124	10,604,730

Diversified Banks–1.10%
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	421,082	13,120,915

	Shares	Value

Diversified Metals & Mining–1.12%
Compass Minerals International, Inc.	218,036	$13,457,182

Electrical Components & Equipment–2.03%
Atkore International Group, Inc.(b)	324,291	13,331,603

EnerSys	132,630	11,016,248

		24,347,851

Environmental & Facilities Services–0.43%
US Ecology, Inc.	140,629	5,109,052

Gas Utilities–2.18%
National Fuel Gas Co.	183,804	7,559,859

South Jersey Industries, Inc.	229,448	4,944,604

Suburban Propane Partners L.P.	914,961	13,596,320

		26,100,783

General Merchandise Stores–0.80%
Big Lots, Inc.	127,930	5,492,035

Ollie’s Bargain Outlet Holdings, Inc.(b)	49,562	4,052,685

		9,544,720

Health Care Equipment–4.20%
AtriCure, Inc.(b)	231,952	12,912,768

CryoPort, Inc.(b)	236,403	10,373,363

iRhythm Technologies, Inc.(b)	45,475	10,787,125

Tandem Diabetes Care, Inc.(b)	170,525	16,315,832

		50,389,088

Health Care Facilities–1.09%
Tenet Healthcare Corp.(b)	327,089	13,060,664

Health Care Services–4.17%
1Life Healthcare, Inc.(b)	212,544	9,277,546

Addus HomeCare Corp.(b)	161,558	18,916,826

LHC Group, Inc.(b)	102,000	21,758,640

		49,953,012

Health Care Supplies–0.27%
OraSure Technologies, Inc.(b)	301,884	3,195,442

Health Care Technology–1.25%
Inspire Medical Systems, Inc.(b)	79,940	15,035,915

Homebuilding–1.27%
TopBuild Corp.(b)	82,801	15,242,008

Hotel & Resort REITs–1.27%
DiamondRock Hospitality Co.	1,844,985	15,221,126

Household Products–0.93%
Energizer Holdings, Inc.	262,957	11,091,526

Human Resource & Employment Services–4.16%
ASGN, Inc.(b)	322,216	26,914,702

Korn Ferry	528,449	22,987,532

		49,902,234

Hypermarkets & Super Centers–1.25%
BJ’s Wholesale Club Holdings, Inc.(b)	401,569	14,970,492

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Main Street Small Cap Fund®

	Shares	Value

Industrial Machinery–5.35%
Chart Industries, Inc.(b)	111,086	$13,084,820

EnPro Industries, Inc.	173,021	13,066,546

Evoqua Water Technologies Corp.(b)	514,783	13,888,845

Rexnord Corp.	610,098	24,092,770

		64,132,981

Insurance Brokers–0.31%
Selectquote, Inc.(b)	180,285	3,740,914

Investment Banking & Brokerage–1.44%
Stifel Financial Corp.	342,382	17,276,596

IT Consulting & Other Services–4.25%
CACI International, Inc., Class A(b)	65,225	16,262,549

KBR, Inc.	673,342	20,826,468

Perspecta, Inc.	577,137	13,897,459

		50,986,476

Leisure Facilities–0.53%
Cedar Fair L.P.	160,230	6,303,448

Life Sciences Tools & Services–2.46%
Adaptive Biotechnologies Corp.(b)	124,116	7,338,979

NeoGenomics, Inc.(b)	251,805	13,557,181

Repligen Corp.(b)	45,073	8,637,339

		29,533,499

Multi-Utilities–0.92%
Avista Corp.	274,529	11,019,594

Office REITs–0.94%
Brandywine Realty Trust	945,169	11,256,963

Office Services & Supplies–1.48%
ACCO Brands Corp.	2,100,900	17,752,605

Oil & Gas Exploration & Production–0.58%
CNX Resources Corp.(b)	648,572	7,004,578

Oil & Gas Refining & Marketing–2.34%
Renewable Energy Group, Inc.(b)	395,712	28,024,324

Oil & Gas Storage & Transportation–0.48%
Noble Midstream Partners L.P.	553,243	5,764,792

Other Diversified Financial Services–0.32%
Social Capital Hedosophia Holdings Corp. III, Class A(b)	225,420	3,780,293

Packaged Foods & Meats–1.54%
Simply Good Foods Co. (The)(b)	588,523	18,456,081

Paper Products–0.62%
Schweitzer-Mauduit International, Inc., Class A	185,562	7,461,448

Personal Products–1.20%
BellRing Brands, Inc., Class A(b)	591,220	14,372,558

Pharmaceuticals–0.83%
Axsome Therapeutics, Inc.(b)	51,724	4,213,954

	Shares	Value

Pharmaceuticals–(continued)
Collegium Pharmaceutical, Inc.(b)	284,629	$5,701,119

		9,915,073

Regional Banks–7.66%
BankUnited, Inc.	438,294	$15,243,865

Berkshire Hills Bancorp, Inc.	382,267	6,544,411

Cathay General Bancorp	311,188	10,017,142

CIT Group, Inc.	306,862	11,016,346

Heritage Financial Corp.	372,005	8,701,197

OceanFirst Financial Corp.	458,293	8,537,999

Pacific Premier Bancorp, Inc.	464,562	14,554,727

Signature Bank	49,697	6,723,507

Sterling Bancorp	584,704	10,512,978

		91,852,172

Restaurants–3.54%
Denny’s Corp.(b)	474,970	6,972,560

Jack in the Box, Inc.	177,485	16,470,608

Texas Roadhouse, Inc.	243,346	19,019,923

		42,463,091

Semiconductor Equipment–3.06%
Brooks Automation, Inc.	246,102	16,698,021

MKS Instruments, Inc.	132,741	19,970,883

		36,668,904

Semiconductors–1.67%
Allegro MicroSystems, Inc. (Japan)(b)	152,476	4,065,010

Semtech Corp.(b)	221,237	15,948,976

		20,013,986

Specialized REITs–3.56%
EPR Properties	354,264	11,513,580

Four Corners Property Trust, Inc.	648,183	19,296,408

National Storage Affiliates Trust	329,868	11,885,144

		42,695,132

Thrifts & Mortgage Finance–1.99%
WSFS Financial Corp.	530,203	23,795,511

Total Common Stocks & Other Equity Interests (Cost $876,731,495)		1,183,898,523

Money Market Funds–1.11%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	4,654,149	4,654,149

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(d)	3,321,994	3,322,991

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	5,319,027	5,319,027

Total Money Market Funds (Cost $13,296,342)		13,296,167

TOTAL INVESTMENTS IN SECURITIES–99.89% (Cost $890,027,837)		1,197,194,690

OTHER ASSETS LESS LIABILITIES–0.11%		1,336,729

NET ASSETS–100.00%		$1,198,531,419

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Main Street Small Cap Fund®

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,581,422	$275,906,023	$(273,833,296)	$-	$-	$4,654,149	$24,467
Invesco Liquid Assets Portfolio, Institutional Class	-	140,270,984	(136,945,084)	(175)	(2,734)	3,322,991	5,027
Invesco Treasury Portfolio, Institutional Class	-	224,433,574	(219,114,547)	-	-	5,319,027	2,452
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	12,302,818	(12,302,818)	-	-	-	55	*
Invesco Private Prime Fund	-	12,057,429	(12,057,429)	-	-	-	469	*
Total	$2,581,422	$664,970,828	$(654,253,174)	$(175)	$(2,734)	$13,296,167	$32,470

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Main Street Small Cap Fund®

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $876,731,495)	$1,183,898,523

Investments in affiliated money market funds, at value (Cost $13,296,342)	13,296,167

Receivable for:
Investments sold	1,074,225

Fund shares sold	1,038,677

Dividends	609,517

Investment for trustee deferred compensation and retirement plans	35,370

Other assets	54,907

Total assets	1,200,007,386

Liabilities:
Payable for:
Fund shares reacquired	654,310

Amount due custodian	247,587

Accrued fees to affiliates	312,520

Accrued other operating expenses	226,180

Trustee deferred compensation and retirement plans	35,370

Total liabilities	1,475,967

Net assets applicable to shares outstanding	$1,198,531,419

Net assets consist of:
Shares of beneficial interest	$885,363,323

Distributable earnings	313,168,096

$1,198,531,419

Net Assets:
Class A	$158,769,487

Class C	$34,634,769

Class R	$33,456,955

Class Y	$266,950,541

Class R5	$13,490

Class R6	$704,706,177

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	8,487,923

Class C	1,956,812

Class R	1,821,010

Class Y	14,175,905

Class R5	720

Class R6	37,333,227

Class A:
Net asset value per share	$18.71

Maximum offering price per share (Net asset value of $18.71 ÷ 94.50%)	$19.80

Class C:
Net asset value and offering price per share	$17.70

Class R:
Net asset value and offering price per share	$18.37

Class Y:
Net asset value and offering price per share	$18.83

Class R5:
Net asset value and offering price per share	$18.74

Class R6:
Net asset value and offering price per share	$18.88

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Main Street Small Cap Fund®

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends	$8,813,770

Dividends from affiliated money market funds (includes securities lending income of $1,948)	33,894

Total investment income	8,847,664

Expenses:
Advisory fees	4,985,812

Administrative services fees	103,191

Custodian fees	9,584

Distribution fees:
Class A	305,777

Class C	310,799

Class R	127,227

Transfer agent fees – A, C, R and Y	706,716

Transfer agent fees – R6	14,579

Trustees’ and officers’ fees and benefits	24,216

Registration and filing fees	142,904

Reports to shareholders	156,377

Professional services fees	49,845

Other	42,467

Total expenses	6,979,494

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(205,793)

Net expenses	6,773,701

Net investment income	2,073,963

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $2,407,875)	16,892,436

Affiliated investment securities	(2,734)

Futures contracts	2,218,700

19,108,402

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	176,245,485

Affiliated investment securities	(175)

176,245,310

Net realized and unrealized gain	195,353,712

Net increase in net assets resulting from operations	$197,427,675

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco Main Street Small Cap Fund®

Statement of Changes in Net Assets

For the year ended December 31, 2020, period ended December 31, 2019, and the year ended April 30, 2019

	Year Ended December 31, 2020	Eight Months Ended December 31, 2019	Year Ended April 30, 2019

Operations:
Net investment income	$ 2,073,963	$ 1,254,061	$ 1,328,781

Net realized gain	19,108,402	3,092,827	32,473,081

Change in net unrealized appreciation (depreciation)	176,245,310	41,619,903	(11,157,957)

Net increase in net assets resulting from operations	197,427,675	45,966,791	22,643,905

Distributions to shareholders from distributable earnings:
Class A	(624,765)	(434,695)	(9,643,377)

Class C	(155,272)	(118,822)	(3,160,847)

Class R	(136,825)	(81,727)	(1,513,150)

Class Y	(1,883,402)	(454,477)	(13,798,110)

Class R5	(112)	(34)	–

Class R6	(6,044,559)	(815,542)	(18,887,741)

Total distributions from distributable earnings	(8,844,935)	(1,905,297)	(47,003,225)

Share transactions–net:
Class A	(7,617,458)	(8,207,218)	34,741,385

Class C	(7,760,565)	(8,988,822)	8,289,219

Class R	1,266,713	951,881	6,159,774

Class Y	84,555,244	(27,158,509)	31,112,299

Class R5	–	10,000	–

Class R6	309,097,730	(37,091,372)	34,914,388

Net increase (decrease) in net assets resulting from share transactions	379,541,664	(80,484,040)	115,217,065

Net increase (decrease) in net assets	568,124,404	(36,422,546)	90,857,745

Net assets:
Beginning of year	630,407,015	666,829,561	575,971,816

End of year	$1,198,531,419	$630,407,015	$666,829,561

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                     Invesco Main Street Small Cap Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 12/31/20	$15.68	$0.01	$3.10	$3.11	$–	$(0.08)	$(0.08)	$18.71	19.82	%(e)	$158,769	1.20	%(e)(f)	1.23	%(e)(f)	0.03	%(e)(f)	43%
Eight months ended 12/31/19	14.62	0.01	1.10	1.11	–	(0.05)	(0.05)	15.68	7.58		141,880	1.20	(g)	1.25	(g)	0.09	(g)	19
Year ended 04/30/19	15.09	0.00	0.58	0.58	–	(1.05)	(1.05)	14.62	4.46		140,651	1.17		1.17		0.01		46
Year ended 04/30/18	14.87	(0.01)	1.08	1.07	(0.04)	(0.81)	(0.85)	15.09	7.08		112,937	1.20		1.21		(0.06)		52
Year ended 04/30/17	12.08	0.00	2.82	2.82	(0.03)	–	(0.03)	14.87	23.49		108,776	1.22		1.23		0.02		67
Year ended 04/30/16(h)	12.76	0.05	(0.69)	(0.64)	(0.04)	–	(0.04)	12.08	(5.06)		49,494	1.25		1.25		0.44		53
Class C
Year ended 12/31/20	14.95	(0.10)	2.93	2.83	–	(0.08)	(0.08)	17.70	18.92		34,635	1.94	(f)	1.99	(f)	(0.71	)(f)	43
Eight months ended 12/31/19	14.01	(0.06)	1.05	0.99	–	(0.05)	(0.05)	14.95	7.06		37,488	1.94	(g)	2.01	(g)	(0.66	)(g)	19
Year ended 04/30/19	14.62	(0.11)	0.55	0.44	–	(1.05)	(1.05)	14.01	3.62		44,391	1.93		1.93		(0.74)		46
Year ended 04/30/18	14.50	(0.12)	1.05	0.93	–	(0.81)	(0.81)	14.62	6.31		38,424	1.95		1.96		(0.83)		52
Year ended 04/30/17	11.84	(0.10)	2.76	2.66	–	–	–	14.50	22.55		33,274	1.97		1.98		(0.74)		67
Year ended 04/30/16(h)	12.57	(0.04)	(0.69)	(0.73)	–	–	–	11.84	(5.81)		14,441	2.01		2.01		(0.34)		53
Class R
Year ended 12/31/20	15.45	(0.03)	3.03	3.00	–	(0.08)	(0.08)	18.37	19.40		33,457	1.45	(f)	1.49	(f)	(0.22	)(f)	43
Eight months ended 12/31/19	14.43	(0.02)	1.09	1.07	–	(0.05)	(0.05)	15.45	7.41		26,910	1.45	(g)	1.51	(g)	(0.16	)(g)	19
Year ended 04/30/19	14.95	(0.04)	0.57	0.53	–	(1.05)	(1.05)	14.43	4.16		24,188	1.43		1.43		(0.24)		46
Year ended 04/30/18	14.75	(0.05)	1.08	1.03	(0.02)	(0.81)	(0.83)	14.95	6.79		18,749	1.45		1.46		(0.35)		52
Year ended 04/30/17	12.00	(0.03)	2.79	2.76	(0.01)	–	(0.01)	14.75	23.17		10,343	1.48		1.49		(0.25)		67
Year ended 04/30/16(h)	12.68	0.02	(0.69)	(0.67)	(0.01)	–	(0.01)	12.00	(5.31)		4,060	1.51		1.51		0.15		53
Class Y
Year ended 12/31/20	15.79	0.05	3.13	3.18	(0.06)	(0.08)	(0.14)	18.83	20.13		266,951	0.90	(f)	0.99	(f)	0.33	(f)	43
Eight months ended 12/31/19	14.69	0.04	1.11	1.15	–	(0.05)	(0.05)	15.79	7.82		152,406	0.90	(g)	1.01	(g)	0.38	(g)	19
Year ended 04/30/19	15.16	0.04	0.58	0.62	(0.04)	(1.05)	(1.09)	14.69	4.73		169,801	0.90		0.93		0.28		46
Year ended 04/30/18	14.93	0.03	1.09	1.12	(0.08)	(0.81)	(0.89)	15.16	7.35		149,641	0.90		0.96		0.18		52
Year ended 04/30/17	12.13	0.05	2.82	2.87	(0.07)	–	(0.07)	14.93	23.85		81,433	0.90		0.98		0.38		67
Year ended 04/30/16(h)	12.81	0.09	(0.69)	(0.60)	(0.08)	–	(0.08)	12.13	(4.72)		59,422	0.90		1.00		0.76		53
Class R5
Year ended 12/31/20	15.71	0.07	3.12	3.19	(0.08)	(0.08)	(0.16)	18.74	20.30		13	0.77	(f)	0.77	(f)	0.46	(f)	43
Period ended 12/31/19(i)	13.89	0.04	1.83	1.87	–	(0.05)	(0.05)	15.71	13.45		11	0.82	(g)	0.82	(g)	0.47	(g)	19
Class R6
Year ended 12/31/20	15.83	0.07	3.15	3.22	(0.09)	(0.08)	(0.17)	18.88	20.31		704,706	0.77	(f)	0.77	(f)	0.46	(f)	43
Eight months ended 12/31/19	14.72	0.05	1.11	1.16	–	(0.05)	(0.05)	15.83	7.87		271,711	0.77	(g)	0.78	(g)	0.52	(g)	19
Year ended 04/30/19	15.19	0.07	0.57	0.64	(0.06)	(1.05)	(1.11)	14.72	4.85		287,799	0.76		0.76		0.43		46
Year ended 04/30/18	14.95	0.06	1.08	1.14	(0.09)	(0.81)	(0.90)	15.19	7.58		256,221	0.77		0.77		0.38		52
Year ended 04/30/17	12.14	0.07	2.82	2.89	(0.08)	–	(0.08)	14.95	23.97		353,945	0.78		0.78		0.51		67
Year ended 04/30/16(h)	12.82	0.11	(0.70)	(0.59)	(0.09)	–	(0.09)	12.14	(4.63)		294,108	0.80		0.80		0.91		53

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the eight months ended December 31, 2019 and the years ended April 30, 2019, 2018, 2017 and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended December 31, 2020.
(f)

Ratios are based on average daily net assets (000’s omitted) of $127,825, $31,080, $25,445, $143,809, $11 and $388,346 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Annualized.
(h)	The last business day of the reporting period was April 29, 2016.
(i)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                     Invesco Main Street Small Cap Fund®

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Main Street Small Cap Fund®, formerly Invesco Oppenheimer Main Street Small Cap Fund®, (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15                     Invesco Main Street Small Cap Fund®

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and

16                     Invesco Main Street Small Cap Fund®

they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $4.2 billion	0.600%

Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.70%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.20%, 1.94%, 1.45%, 0.90%, 0.82% and 0.77%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser reimbursed fund level expenses of $16,731 and reimbursed class level expenses of $30,365, $13,778, $8,648, $120,373, $0 and $12,387 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of

17                     Invesco Main Street Small Cap Fund®

the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $63,283 in front-end sales commissions from the sale of Class A shares and $0 and $1,423 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended December 31, 2020, the Fund incurred $1,185 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations

Interest Rate Risk

Realized Gain:
Futures contracts	$2,218,700

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$139,776,693

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $3,654,924 and securities sales of $6,167,984, which resulted in net realized gains of $2,407,875.

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,511.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be

18                     Invesco Main Street Small Cap Fund®

invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended December 31, 2020, Period Ended December 31, 2019 and the Year Ended April 30, 2019:

	Year Ended December 31, 2020	Eight months Ended December 31, 2019	Year Ended April 30, 2019

Ordinary income*	$3,997,814	$ 62,320	$ 8,354,985

Long-term capital gain	4,847,121	1,842,977	38,648,240

Total distributions	$8,844,935	$1,905,297	$47,003,225

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$ 409,726

Undistributed long-term capital gain	16,291,051

Net unrealized appreciation – investments	302,989,620

Temporary book/tax differences	(6,522,301)

Shares of beneficial interest	885,363,323

Total net assets	$1,198,531,419

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership transactions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $672,481,500 and $308,116,265, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$322,978,890

Aggregate unrealized (depreciation) of investments	(19,989,270)

Net unrealized appreciation of investments	$302,989,620

Cost of investments for tax purposes is $ 894,205,070.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership transactions, on December 31, 2020, undistributed net investment income was decreased by $948,816, undistributed net realized gain was increased by $998,099 and shares of beneficial interest was decreased by $49,283. This reclassification had no effect on the net assets of the Fund.

19                     Invesco Main Street Small Cap Fund®

NOTE 12–Share Information

	Summary of Share Activity

	Year ended December 31, 2020(a)		Eight months ended December 31, 2019		Year ended April 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	2,221,278	$ 31,936,309	1,118,748	$ 16,370,400	5,020,727	$ 78,539,366

Class C	526,239	7,230,303	292,738	4,074,086	1,112,608	16,709,353

Class R	450,994	6,491,029	319,692	4,591,186	654,514	9,850,067

Class Y	10,379,525	160,195,821	2,170,101	31,798,799	7,307,710	112,911,128

Class R5(b)	-	-	720	10,000	-	-

Class R6	28,419,510	424,098,980	677,398	9,796,250	4,142,433	59,270,062

Issued as reinvestment of dividends:
Class A	33,565	610,270	28,327	433,968	716,429	9,628,806

Class C	8,848	152,267	8,126	118,721	243,961	3,151,975

Class R	7,653	136,688	5,379	81,173	113,704	1,510,194

Class Y	97,269	1,780,016	29,445	454,335	1,021,525	13,790,591

Class R6	320,110	5,870,823	44,213	683,967	1,233,835	16,681,452

Automatic conversion of Class C shares to Class A shares:
Class A	199,559	3,404,848	378,825	5,348,743	-	-

Class C	(210,494)	(3,404,848)	(395,832)	(5,348,743)	-	-

Reacquired:
Class A	(3,015,263)	(43,568,885)	(2,100,050)	(30,360,329)	(3,598,215)	(53,426,787)

Class C	(874,894)	(11,738,287)	(566,443)	(7,832,886)	(816,867)	(11,572,109)

Class R	(379,667)	(5,361,004)	(259,641)	(3,720,478)	(345,969)	(5,200,487)

Class Y	(5,951,237)	(77,420,593)	(4,106,523)	(59,411,643)	(6,639,579)	(95,589,420)

Class R6	(8,566,238)	(120,872,073)	(3,116,077)	(47,571,589)	(2,693,773)	(41,037,126)

Net increase (decrease) in share activity	23,666,757	$379,541,664	(5,470,854)	$(80,484,040)	7,473,043	$115,217,065

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 54% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 14–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Select Companies Fund (the “Target Fund”) in exchange for shares of the Fund

The reorganization is expected to be consummated on or about April 23, 2021. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

20                     Invesco Main Street Small Cap Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Main Street Small Cap Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Main Street Small Cap Fund® (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for the year ended December 31, 2020 and the eight months ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2020 and the eight months ended December 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the year ended December 31, 2020 and the eight months ended December 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For the year ended December 31, 2020 and the period May 24, 2019 (commencement of operations) through December 31, 2019 for Class R5.

The financial statements of Invesco Main Street Small Cap Fund® (formerly known as Oppenheimer Main Street Small Cap Fund®) as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21                     Invesco Main Street Small Cap Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,344.90	$7.07	$1,019.10	$6.09	1.20%
Class C	1,000.00	1,339.70	11.41	1,015.38	9.83	1.94
Class R	1,000.00	1,343.40	8.54	1,017.85	7.35	1.45
Class Y	1,000.00	1,346.20	5.31	1,020.61	4.57	0.90
Class R5	1,000.00	1,348.00	4.19	1,021.57	3.61	0.71
Class R6	1,000.00	1,347.90	4.49	1,021.32	3.86	0.76

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22                     Invesco Main Street Small Cap Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,847,121
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                     Invesco Main Street Small Cap Fund®

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                     Invesco Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197

Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                     Invesco Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman –1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. –1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197

Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                     Invesco Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None

Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                     Invesco Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                     Invesco Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-6                    Invesco Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5678

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-7                    Invesco Main Street Small Cap Fund®

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	O-MSS-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Active Allocation Fund
Nasdaq: A: OAAAX ⬛ C: OAACX ⬛ R: OAANX ⬛ Y: OAAYX ⬛ R5: PAAJX ⬛ R6: PAAQX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco Active Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom In-vesco Active Allocation Index.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.04%
Class C Shares	12.18
Class R Shares	12.70
Class Y Shares	13.22
Class R5 Shares	13.29
Class R6 Shares	13.25
Bloomberg Barclays Global Aggregate Bond Index, Hedged▼	5.58
MSCI All Country World Index▼	16.25
Custom Invesco Active Allocation Index∎	14.77
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses help to create an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the economic recovery we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined level of risk. From an absolute performance perspective, strategic allocations to US and international equities produced positive performance and led results. Exposures to large, mid and small-cap US equities were the leading contributors to positive absolute performance. Exposure to international developed market equities were also a notable contributor to positive absolute performance. In contrast, strategic allocations to alternative investments such as master limited partnerships, real estate and infrastructure produced negative returns and were the leading detractors from absolute performance. Exposure to bank loans within the allocation to fixed income detracted from absolute performance as well.

    Relative to the Fund’s custom index, manager selection and an overweight allocation to alternatives was the leading detractor from relative performance results. Within the allocation to alternatives, Invesco Global Real Estate Income Fund, Invesco Global Infrastructure Fund, Invesco SteelPath MLP Select 40 Fund and Invesco Fundamental Alternatives Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite. Manager selection within the US equity allocation also detracted from relative performance. Within the allocation to large-cap US equities, Invesco Comstock Fund and Invesco S&P 500 Low Volatility ETF were the primary detractors from relative performance results. The two underlying holdings have tilts towards value, low volatility or dividend yield factors which were the worst performing large-cap equity factors during the year. Invesco Master Loan Fund within the fixed income allocation also detracted from relative performance.

    Conversely, manager selection and an overweight allocation to US small and mid-cap equities contributed to relative performance results. Invesco Discovery Mid Cap Growth Fund and Invesco Main Street Small Cap Fund® each posted strong gains for the year and contributed to relative performance. Manager selection within the allocation to international equities benefited relative performance. Within the allocation, Invesco Global Fund, Invesco International Small-Mid Company Fund and Invesco International Select Equity Fund outperformed the MSCI EAFE Index and were notable contributors to relative performance. Invesco Core Bond Fund within the fixed income allocation posted a strong gain for the year and also meaningfully contributed to relative performance.

    Please note that some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    It has been our privilege to oversee Invesco Active Allocation Fund, and we thank you for your continued investment.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Alessio de Longis

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2                     Invesco Active Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3                     Invesco Active Allocation Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (4/5/05)	5.31%
10 Years	7.15
5 Years	8.18
1 Year	6.85

Class C Shares
Inception (4/5/05)	5.28%
10 Years	7.11
5 Years	8.59
1 Year	11.18

Class R Shares
Inception (4/5/05)	5.45%
10 Years	7.49
5 Years	9.13
1 Year	12.70

Class Y Shares
Inception (4/5/05)	6.02%
10 Years	8.04
5 Years	9.66
1 Year	13.22

Class R5 Shares
10 Years	7.80%
5 Years	9.51
1 Year	13.29

Class R6 Shares
10 Years	7.81%
5 Years	9.52
1 Year	13.25

Effective May 24, 2019, Class A, Class C, Class R, and Class Y shares of the Oppen-heimer Portfolio Series: Active Allocation Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Invesco Active Allocation Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class Y of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-endperformance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                     Invesco Active Allocation Fund

Supplemental Information

Invesco Active Allocation Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays Global Aggregate Bond Index, Hedged tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
∎	The Custom Invesco Active Allocation Index is composed of 80% MSCI All Country World Index and 20% Bloomberg Barclays Global Aggregate Bond Index, Hedged.
∎

The MSCI All Country World Index is an unmanaged index considered representative of large and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                     Invesco Active Allocation Fund

Fund Information

Portfolio Composition*

By fund type	% of total investments
Equity Funds	79.45%
Fixed Income Funds	12.51
Alternative Funds	7.10
Money Market Funds	0.94

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of December 31, 2020.

6                     Invesco Active Allocation Fund

Schedule of Investments

December 31, 2020

Invesco Active Allocation Fund

Schedule of Investments in Affiliated Issuers–99.33%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	12/31/20	12/31/19	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/20	12/31/20

Alternative Funds–7.10%
Invesco Fundamental Alternatives Fund, Class R6(b)	2.30%	$48,044,155	$10,726,808	$(2,996,585)	$(38,552)	$(254,492)	$1,250,419	2,014,573	$55,481,334
Invesco Global Real Estate Income Fund, Class R6	1.71%	–	37,913,471	–	3,223,920	–	479,016	4,834,006	41,137,391
Invesco Macro Allocation Strategy Fund, Class R6(c)	2.44%	–	54,072,906	–	4,901,123	–	–	6,480,662	58,974,029
Invesco Master Event-Linked Bond Fund, Class R6(b)	0.65%	82,625,345	3,816,321	(69,517,384)	(7,578,367)	6,415,138	3,833,914	1,006,305	15,761,053
Invesco Real Estate Fund, Class R6	–	–	56,089,672	(58,821,028)	–	2,731,356	253,101	–	–
Invesco SteelPath MLP Select 40 Fund, Class R6(b)	–	45,292,658	2,722,615	(33,373,764)	5,046,592	(19,688,101)	2,722,614	–	–
Total Alternative Funds		175,962,158	165,341,793	(164,708,761)	5,554,716	(10,796,099)	8,539,064		171,353,807
Domestic Equity Funds–48.03%
Invesco Comstock Select Fund, Class R6(b)	–	290,503,621	2,107,927	(239,579,476)	(79,083,480)	26,051,408	2,107,948	–	–
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	7.08%	74,748,007	81,120,232	(19,920,185)	33,391,533	6,368,321	–	4,786,856	170,699,286
Invesco Main Street Small Cap Fund, Class R6(b)	10.70%	98,571,367	126,672,112	(15,508,177)	48,092,540	1,395,746	1,156,386	13,675,707	258,197,346
Invesco Russell 1000 Dynamic Multifactor ETF	8.26%	289,112,991	–	(113,138,244)	10,167,631	13,048,626	3,734,522	5,013,617	199,191,004
Invesco S&P 500® Low Volatility ETF	6.14%	–	140,245,662	–	8,002,765	–	1,046,466	2,636,465	148,248,427
Invesco S&P 500® Pure Growth ETF	6.01%	–	129,407,857	(6,792,585)	21,997,065	333,124	268,372	889,618	144,945,461
Invesco S&P SmallCap Low Volatility ETF	9.84%	–	208,777,263	(4,889,024)	33,379,598	123,776	2,245,314	5,826,991	237,391,613
Total Domestic Equity Funds		752,935,986	688,331,053	(399,827,691)	75,947,652	47,321,001	10,559,008		1,158,673,137
Fixed Income Funds–12.51%
Invesco Core Bond Fund, Class R6(b)	–	134,271,118	6,933,686	(143,534,703)	(6,524,004)	14,124,880	1,853,930	–	–
Invesco Core Plus Bond Fund, Class R6	7.51%	–	187,725,176	(4,000,001)	(2,451,455)	5,491,223	1,879,998	15,842,892	181,242,686
Invesco Income Fund, Class R6	1.67%	–	38,088,750	(535,421)	2,579,683	5,245	730,708	5,139,341	40,138,257
Invesco International Bond Fund, Class R6(b)	–	94,858,513	2,020,373	(94,840,407)	(3,150,763)	1,112,284	2,046,859	–	–
Invesco Master Loan Fund, Class R6(b)	–	68,431,980	1,879,183	(61,590,746)	3,456,330	(12,176,747)	1,889,944	–	–
Invesco Oppenheimer Limited-Term Government Fund, Class R6(d)	–	39,914,712	336,610	(29,231,927)	(10,264,652)	(754,743)	338,421	–	–
Invesco Oppenheimer Master Inflation Protected Securities Fund, Class R6(e)	–	5,836,506	31,581	(6,121,216)	(1,386,185)	1,639,314	30,724	–	–
Invesco Quality Income Fund, Class R6	–	–	21,353,639	(33,500,393)	11,706,602	440,152	264,365	–	–
Invesco Taxable Municipal Bond ETF	2.46%	–	59,155,651	–	226,147	–	606,989	1,772,591	59,381,798
Invesco Variable Rate Investment Grade ETF	0.87%	–	21,796,269	(1,000,084)	219,008	(427)	74,321	840,927	21,014,766
Total Fixed Income Funds		343,312,829	339,320,918	(374,354,898)	(5,589,289)	9,881,181	9,716,259		301,777,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                     Invesco Active Allocation Fund

Invesco Active Allocation Fund (continued)

Schedule of Investments in Affiliated Issuers–99.33%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend		Shares	Value
	12/31/20	12/31/19	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income		12/31/20	12/31/20

Foreign Equity Funds–31.42%
Invesco Emerging Markets All Cap Fund, Class R6(b)	2.26%	$–	$51,630,240	$(3,000,000)	$5,954,744	$2,190,794	$674,267		1,277,751	$54,636,628
Invesco Developing Markets Fund, Class R6(b)	2.32%	144,739,607	193,010	(95,823,155)	(10,053,790)	16,817,101	193,011		1,045,328	55,872,773
Invesco Emerging Markets Innovators Fund, Class R6(b)(c)	–	100,854,586	–	(102,945,628)	(17,227,496)	19,318,538	3		–	–
Invesco Global Fund, Class R6(b)	10.83%	312,070,077	14,006,910	(113,941,697)	37,354,537	25,913,050	–		2,243,742	261,395,966
Invesco Global Infrastructure Fund, Class R6	0.65%	–	38,708,282	(24,865,826)	796,415	941,642	347,773		1,410,001	15,580,513
Invesco International Equity Fund, Class R6(b)	–	160,979,614	–	(162,706,345)	(46,021,049)	47,747,780	13		–	–
Invesco International Select Equity Fund, Class R6(c)	3.52%	–	76,224,453	(7,909,398)	15,971,955	580,555	–		5,454,214	84,867,565
Invesco International Small-Mid Company Fund, Class R6(b)	3.58%	98,806,599	6,489,492	(29,804,956)	4,441,820	13,041,747	–		1,564,777	86,485,210
Invesco Oppenheimer Global Infrastructure Fund, Class R6(c)(f)	–	47,188,572	–	(38,360,509)	(6,054,558)	(2,773,505)	–		–	–
Invesco Oppenheimer International Growth Fund, Class R6	–	159,405,101	–	(164,830,207)	(81,688,440)	87,113,546	–		–	–
Invesco RAFI™ Strategic Developed ex-US ETF	3.18%	–	66,281,683	(1,407,871)	11,877,189	(8,627)	680,899		2,819,576	76,742,374
Invesco S&P Emerging Markets Low Volatility ETF	2.24%	–	49,543,482	–	4,452,853	–	658,775		2,420,275	53,996,335
Invesco S&P International Developed Low Volatility ETF	2.84%	–	65,653,842	(1,018,142)	3,787,909	6,403	603,800		2,281,761	68,430,012
Total Foreign Equity Funds		1,024,044,156	368,731,394	(746,613,734)	(76,407,911)	210,889,024	3,158,541			758,007,376
Real Estate Funds–0.00%
Invesco Oppenheimer Real Estate Fund, Class Y(c)(f)	–	69,431,501	1,642,629	(55,836,574)	(9,281,980)	(5,955,576)	1,642,629		–	–
Money Market Funds–0.27%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(g)	0.09%	2,979,059	90,280,944	(90,990,792)	–	–	4,738		2,269,211	2,269,211
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(g)	0.07%	–	53,064,835	(51,447,142)	–	3,187	6,683		1,620,394	1,620,880
Invesco Treasury Portfolio, Institutional Class, 0.01%(g)	0.11%	–	82,244,215	(79,650,830)	–	–	1,601		2,593,385	2,593,385
Total Money Market Funds		2,979,059	225,589,994	(222,088,764)	–	3,187	13,022			6,483,476
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $1,956,526,349)	99.33%	$2,368,665,689	$1,788,957,781	$(1,963,430,422)	$(9,776,812)	$251,342,718 (h)	$33,628,523	(i)		$2,396,295,303
OTHER ASSETS LESS LIABILITIES	0.67%									16,146,004
NET ASSETS	100.00%									$2,412,441,307

Investment Abbreviations:

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Active Allocation Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective September 30, 2020, the underlying fund’s name changed.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(d)	At the close of business on May 15, 2020 the following funds merged:

Invesco Oppenheimer Limited-Term Government Fund merged into Invesco Quality Income Fund

(e)	At the close of business on August 15, 2020, the underlying fund liquidated.
(f)	At the close of business on April 17, 2020 the following underlying funds merged:

Invesco Oppenheimer Global Infrastructure Fund merged into Invesco Global Infrastructure Fund

Invesco Oppenheimer Real Estate Fund merged into Invesco Real Estate Fund

(g)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(h)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Core Bond Fund	$5,270,977
Invesco Core Plus Bond Fund	5,522,257
Invesco Emerging Markets All Cap Fund	2,139,150
Invesco Discovery Mid Cap Growth Fund	5,008,622
Invesco Global Fund	14,006,911
Invesco International Small-Mid Company Fund	6,489,492
Invesco Main Street Small Cap Fund	1,026,242

(i)	Includes return of capital for the following underlying funds of $3,455,605 and $424,960 for Invesco SteelPath MLP Select 40 Fund and Invesco International Bond Fund, Class R6, respectively.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini S&P 500 Index	78	March-2021	$14,620,320	$367,371	$ 367,371

MSCI Emerging Market Index	666	March-2021	42,897,060	1,345,656	1,345,656

Subtotal–Long Futures Contracts				1,713,027	1,713,027

Short Futures Contracts

Equity Risk

E-Mini S&P 500 Index	64	March-2021	(11,996,160)	(301,456)	(301,456)

EURO STOXX 600 Index	149	March-2021	(3,626,865)	(73,656)	(73,656)

Nikkei 225 Index	6	March-2021	(1,594,499)	(61,035)	(61,035)

SPI ASX 200 Index	6	March-2021	(755,955)	5,886	5,886

S&P/TSX 60 Index	5	March-2021	(808,312)	7,727	7,727

Subtotal–Short Futures Contracts				(422,534)	(422,534)

Total Futures Contracts				$1,290,493	$1,290,493

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
Currency Risk
03/17/2021	Bank of America, N.A.	USD	6,503,263	IDR	92,665,000,000	$48,442

03/17/2021	Bank of America, N.A.	USD	5,750,118	NOK	50,440,000	131,155

03/17/2021	Bank of America, N.A.	USD	6,917,342	SEK	58,330,000	177,728

03/17/2021	Barclays Capital PLC	TWD	137,210,000	USD	4,946,287	61,576

03/17/2021	Barclays Capital PLC	USD	6,636,042	COP	22,911,000,000	60,256

03/17/2021	Barclays Capital PLC	USD	6,406,442	MYR	26,055,000	54,578

03/17/2021	Barclays Capital PLC	USD	6,516,037	SGD	8,695,000	63,582

03/17/2021	JP Morgan Chase Bank, N.A.	PLN	3,820,000	USD	1,048,126	25,227

03/17/2021	JP Morgan Chase Bank, N.A.	USD	13,913,218	EUR	11,433,000	76,615

03/17/2021	JP Morgan Chase Bank, N.A.	USD	6,596,660	INR	490,620,000	66,036

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Active Allocation Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
03/17/2021	JP Morgan Chase Bank, N.A.	USD	457,241	ZAR	6,970,000	$12,763

Subtotal–Appreciation						777,958

Currency Risk

03/17/2021	Barclays Capital PLC	PHP	295,900,000	USD	6,121,225	(29,270)

03/17/2021	Barclays Capital PLC	USD	6,712,581	RUB	495,320,000	(58,978)

03/17/2021	JP Morgan Chase Bank, N.A.	AUD	6,110,000	USD	4,598,606	(114,709)

03/17/2021	JP Morgan Chase Bank, N.A.	CZK	136,130,000	USD	6,280,797	(59,896)

03/17/2021	JP Morgan Chase Bank, N.A.	GBP	2,380,000	USD	3,169,648	(86,464)

03/17/2021	JP Morgan Chase Bank, N.A.	JPY	121,580,000	USD	1,166,952	(11,494)

03/17/2021	JP Morgan Chase Bank, N.A.	KRW	5,653,000,000	USD	5,201,126	(4,508)

03/17/2021	JP Morgan Chase Bank, N.A.	MXN	5,300,000	USD	262,506	(1,674)

03/17/2021	JP Morgan Chase Bank, N.A.	THB	187,855,000	USD	6,263,399	(7,579)

03/17/2021	JP Morgan Chase Bank, N.A.	USD	8,121,376	CAD	10,330,000	(4,412)

03/17/2021	Standard Chartered Bank	CLP	566,000,000	USD	770,802	(25,867)

03/17/2021	Standard Chartered Bank	USD	1,110,608	CNY	7,290,000	(1,629)

03/17/2021	UBS AG	CHF	4,030,000	USD	4,556,617	(5,135)

03/17/2021	UBS AG	NZD	9,280,000	USD	6,570,927	(108,098)

Subtotal–Depreciation						(519,713)

Total Forward Foreign Currency Contracts						$258,245

Open Centrally Cleared Credit Default Swap Agreements

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation

Credit Risk

Markit CDX North America High Yield Index, Series 34, Version 9	Sell	5.00%	Quarterly	12/20/2025	1.505%	USD	42,000,000	$2,421,244	$3,911,250	$1,490,006

Markit CDX Emerging Markets Index, Series 33, Version 2	Sell	1.00	Quarterly	12/20/2025	2.932	USD	47,000,000	(2,165,312)	(1,131,901)	1,033,411

Total Centrally Cleared Credit Default Swap Agreements								$255,932	$2,779,349	$2,523,417

(a)

Implied credit spreads represent the current level, as of December 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Active Allocation Fund

Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
CLP	– Chile Peso
CNY	– Chinese Yuan Renminbi
COP	– Colombia Peso
CZK	– Czech Koruna
EUR	– Euro
GBP	– British Pound Sterling
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
PHP	– Philippines Peso
PLN	– Polish Zloty
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thai Baht
TWD	– Taiwan New Dollar
USD	– U.S. Dollar
ZAR	– South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Active Allocation Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in affiliated underlying funds, at value (Cost $1,956,526,349)	$2,396,295,303

Other investments:
Variation margin receivable – futures contracts	222,663

Unrealized appreciation on forward foreign currency contracts outstanding	777,958

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	5,646,366

Cash collateral – centrally cleared swap agreements	11,275,331

Cash collateral – OTC Derivatives	320,000

Cash	102,055

Receivable for:
Dividends - affiliated underlying funds	538,477

Swap income	648,297

Fund shares sold	1,408,934

Investment for trustee deferred compensation and retirement plans	14,851

Other assets	46,496

Total assets	2,417,296,731

Liabilities:
Other investments:
Variation margin payable – centrally cleared swap agreements	540,193

Unrealized depreciation on forward foreign currency contracts outstanding	519,713

Payable for:
Investments purchased - affiliated underlying funds	521,205

Fund shares reacquired	2,185,061

Accrued fees to affiliates	959,646

Accrued trustees’ and officers’ fees and benefits	44,649

Accrued other operating expenses	70,106

Trustee deferred compensation and retirement plans	14,851

Total liabilities	4,855,424

Net assets applicable to shares outstanding	$2,412,441,307

Net assets consist of:
Shares of beneficial interest	$1,942,620,414

Distributable earnings	469,820,893

$2,412,441,307

Net Assets:
Class A	$1,973,119,073

Class C	$263,343,193

Class R	$147,674,832

Class Y	$28,283,664

Class R5	$10,276

Class R6	$10,269

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	134,242,966

Class C	18,370,042

Class R	10,112,827

Class Y	1,892,860

Class R5	700

Class R6	700

Class A:
Net asset value per share	$14.70

Maximum offering price per share (Net asset value of $14.70 ÷ 94.50%)	$15.56

Class C:
Net asset value and offering price per share	$14.34

Class R:
Net asset value and offering price per share	$14.60

Class Y:
Net asset value and offering price per share	$14.94

Class R5:
Net asset value and offering price per share	$14.68

Class R6:
Net asset value and offering price per share	$14.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco Active Allocation Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends from affiliated underlying funds	$29,747,958

Interest	26,686

Total investment income	29,774,644

Expenses:
Advisory fees	1,851,028

Administrative services fees	310,330

Custodian fees	32,218

Distribution fees:
Class A	4,100,876

Class C	2,997,721

Class R	648,371

Transfer agent fees – A, C, R and Y	2,642,995

Transfer agent fees – R5	9

Transfer agent fees – R6	9

Trustees’ and officers’ fees and benefits	31,104

Registration and filing fees	150,595

Reports to shareholders	92,714

Professional services fees	30,597

Other	17,740

Total expenses	12,906,307

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(885,762)

Net expenses	12,020,545

Net investment income	17,754,099

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Affiliated underlying fund shares (includes net gains from securities sold to affiliates of $4,974,189)	211,879,067

Foreign currencies	(33,134)

Forward foreign currency contracts	(5,682,186)

Futures contracts	6,823,594

Swap agreements	590,386

Capital gain distributions from affiliated underlying fund shares	39,463,651

253,041,378

Change in net unrealized appreciation (depreciation) of:
Affiliated underlying fund shares	(9,776,812)

Foreign currencies	(709,981)

Forward foreign currency contracts	258,245

Futures contracts	2,189,992

Swap agreements	2,523,417

(5,515,139)

Net realized and unrealized gain	247,526,239

Net increase in net assets resulting from operations	$265,280,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                     Invesco Active Allocation Fund

Statement of Changes in Net Assets

For the year ended December 31, 2020, period ended December 31, 2019, and the year ended January 31, 2019

	Year Ended December 31, 2020	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019

Operations:
Net investment income	$ 17,754,099	$ 29,131,934	$ 21,243,521

Net realized gain	253,041,378	116,744,619	265,546,205

Change in net unrealized appreciation (depreciation)	(5,515,139)	171,902,668	(481,632,282)

Net increase (decrease) in net assets resulting from operations	265,280,338	317,779,221	(194,842,556)

Distributions to shareholders from distributable earnings:
Class A	(214,320,063)	(150,988,485)	(27,862,215)

Class C	(34,582,803)	(25,849,762)	(4,583,299)

Class R	(16,220,779)	(10,936,896)	(1,804,076)

Class Y	(3,252,106)	(2,161,056)	(423,069)

Class R5	(1,324)	(931)	–

Class R6	(1,328)	(937)	–

Total distributions from distributable earnings	(268,378,403)	(189,938,067)	(34,672,659)

Share transactions–net:
Class A	105,562,430	139,389,450	(89,769,891)

Class B	–	–	(12,190,697)

Class C	(76,527,526)	(174,364,705)	(41,140,743)

Class R	7,552,383	7,505,547	2,511,712

Class Y	2,361,651	613,789	(33,580,542)

Class R5	–	10,000	–

Class R6	–	10,000	–

Net increase (decrease) in net assets resulting from share transactions	38,948,938	(26,835,919)	(174,170,161)

Net increase (decrease) in net assets	35,850,873	101,005,235	(403,685,376)

Net assets:
Beginning of year	2,376,590,434	2,275,585,199	2,679,270,575

End of year	$2,412,441,307	$2,376,590,434	$2,275,585,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                     Invesco Active Allocation Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income (loss) to average net assets		Portfolio turnover(e)
Class A
Year ended 12/31/20	$14.66	$0.13	$1.76	$1.89	$(0.14)	$(1.71)	$(1.85)	$14.70	13.04%	$1,973,119	0.44	%(f)	0.48	%(f)	0.94	%(f)	70%
Eleven months ended 12/31/19	13.89	0.21	1.85	2.06	(0.44)	(0.85)	(1.29)	14.66	14.84	1,867,751	0.52	(g)	0.56	(g)	1.52	(g)	24
Year ended 01/31/19	15.25	0.15	(1.27)	(1.12)	(0.24)	–	(0.24)	13.89	(7.22)	1,636,759	0.53		0.57		1.04		38
Year ended 01/31/18	12.68	0.10	2.63	2.73	(0.16)	–	(0.16)	15.25	21.62	1,888,596	0.53		0.59		0.75		9
Year ended 01/31/17	11.38	0.15	1.27	1.42	(0.12)	–	(0.12)	12.68	12.50	1,645,373	0.56		0.60		1.20		5
Year ended 01/31/16(h)	12.12	0.09	(0.65)	(0.56)	(0.18)	–	(0.18)	11.38	(4.67)	1,530,527	0.55		0.59		0.74		8
Class C
Year ended 12/31/20	14.35	0.02	1.70	1.72	(0.02)	(1.71)	(1.73)	14.34	12.18	263,343	1.20	(f)	1.24	(f)	0.18	(f)	70
Eleven months ended 12/31/19	13.60	0.10	1.81	1.91	(0.31)	(0.85)	(1.16)	14.35	14.09	342,957	1.28	(g)	1.32	(g)	0.76	(g)	24
Year ended 01/31/19	14.92	0.04	(1.23)	(1.19)	(0.13)	–	(0.13)	13.60	(7.92)	489,474	1.28		1.32		0.28		38
Year ended 01/31/18	12.41	(0.00)	2.57	2.57	(0.06)	–	(0.06)	14.92	20.72	579,999	1.28		1.34		(0.03)		9
Year ended 01/31/17	11.14	0.05	1.25	1.30	(0.03)	–	(0.03)	12.41	11.66	535,568	1.31		1.35		0.44		5
Year ended 01/31/16(h)	11.87	(0.00)	(0.64)	(0.64)	(0.09)	–	(0.09)	11.14	(5.41)	522,227	1.30		1.34		(0.01)		8
Class R
Year ended 12/31/20	14.58	0.09	1.74	1.83	(0.10)	(1.71)	(1.81)	14.60	12.70	147,675	0.70	(f)	0.74	(f)	0.68	(f)	70
Eleven months ended 12/31/19	13.82	0.17	1.83	2.00	(0.39)	(0.85)	(1.24)	14.58	14.54	139,693	0.77	(g)	0.81	(g)	1.27	(g)	24
Year ended 01/31/19	15.17	0.11	(1.26)	(1.15)	(0.20)	–	(0.20)	13.82	(7.44)	125,162	0.78		0.82		0.78		38
Year ended 01/31/18	12.62	0.07	2.61	2.68	(0.13)	–	(0.13)	15.17	21.28	134,457	0.78		0.84		0.49		9
Year ended 01/31/17	11.32	0.11	1.28	1.39	(0.09)	–	(0.09)	12.62	12.29	117,356	0.81		0.85		0.94		5
Year ended 01/31/16(h)	12.05	0.06	(0.64)	(0.58)	(0.15)	–	(0.15)	11.32	(4.88)	108,810	0.80		0.84		0.50		8
Class Y
Year ended 12/31/20	14.88	0.17	1.77	1.94	(0.17)	(1.71)	(1.88)	14.94	13.22	28,284	0.20	(f)	0.24	(f)	1.18	(f)	70
Eleven months ended 12/31/19	14.08	0.24	1.88	2.12	(0.47)	(0.85)	(1.32)	14.88	15.11	26,168	0.28	(g)	0.32	(g)	1.76	(g)	24
Year ended 01/31/19	15.42	0.19	(1.29)	(1.10)	(0.24)	–	(0.24)	14.08	(7.00)	24,190	0.29		0.33		1.28		38
Year ended 01/31/18	12.81	0.13	2.68	2.81	(0.20)	–	(0.20)	15.42	21.98	63,523	0.28		0.34		0.90		9
Year ended 01/31/17	11.51	0.20	1.26	1.46	(0.16)	–	(0.16)	12.81	12.69	56,496	0.31		0.35		1.65		5
Year ended 01/31/16(h)	12.25	0.14	(0.66)	(0.52)	(0.22)	–	(0.22)	11.51	(4.34)	38,762	0.31		0.35		1.14		8
Class R5
Year ended 12/31/20	14.65	0.17	1.75	1.92	(0.18)	(1.71)	(1.89)	14.68	13.29	10	0.18	(f)	0.22	(f)	1.20	(f)	70
Period ended 12/31/19(i)	14.28	0.16	1.54	1.70	(0.48)	(0.85)	(1.33)	14.65	11.94	10	0.22	(g)	0.26	(g)	1.82	(g)	24
Class R6
Year ended 12/31/20	14.65	0.17	1.75	1.92	(0.19)	(1.71)	(1.90)	14.67	13.25	10	0.17	(f)	0.22	(f)	1.21	(f)	70
Period ended 12/31/19(i)	14.28	0.17	1.54	1.71	(0.49)	(0.85)	(1.34)	14.65	12.02	10	0.14	(g)	0.18	(g)	1.90	(g)	24

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.62% for the year ended December 31, 2020.

(d)

Does not include indirect expenses from affiliated fund fees and expenses of 0.62%, 0.63%, 0.63%, 0.63% and 0.62% for the eleven months ended December 31, 2019, and for the years ended January 31, 2019, 2018, 2017 and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $1,708,073, $299,772, $129,674, $23,819, $10 and $10 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Annualized.
(h)	The last business day of the reporting period was January 29, 2016.
(i)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                     Invesco Active Allocation Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Active Allocation Fund, formerly Invesco Oppenheimer Portfolio Series: Active Allocation Fund, (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”),as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

16                     Invesco Active Allocation Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

17                     Invesco Active Allocation Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

18                     Invesco Active Allocation Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $3 billion	0.100%
Over $3 billion	0.080%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.09%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.57%, 1.32%, 0.82%, 0.31%, 0.26% and 0.21%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021 through June 30, 2021, the Adviser agreed to limit expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R 6 to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the fund’s average daily net assets. In addition, Invesco has contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04%, as calculated on the average daily net assets of the Fund through May 31, 2021. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

For the year ended December 31, 2020, the Adviser waived advisory fees of $6,363 and reimbursed class level expenses of $683,320, $119,807, $51,880, $9,528, $4 and $4 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and

19                     Invesco Active Allocation Fund

Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $265,673 in front-end sales commissions from the sale of Class A shares and $2,152 and $12,279 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$2,374,050,774	$15,761,053	$–	$2,389,811,827

Money Market Funds	6,483,476	–	–	6,483,476

Total Investments in Securities	2,380,534,250	15,761,053	–	2,396,295,303

Other Investments - Assets*

Futures Contracts	1,726,640	–	–	1,726,640

Forward Foreign Currency Contracts	–	777,958	–	777,958

Swap Agreements	–	2,523,417	–	2,523,417

	1,726,640	3,301,375	–	5,028,015

Other Investments - Liabilities*

Futures Contracts	(436,147)	–	–	(436,147)

Forward Foreign Currency Contracts	–	(519,713)	–	(519,713)

	(436,147)	(519,713)	–	(955,860)

Total Other Investments	1,290,493	2,781,662	–	4,072,155

Total Investments	$2,381,824,743	$18,542,715	$–	$2,400,367,458

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

20                     Invesco Active Allocation Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

	Value

Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$1,726,640	$1,726,640

Unrealized appreciation on swap agreements – Centrally Cleared(a)	2,523,417	-	-	2,523,417

Unrealized appreciation on forward foreign currency contracts outstanding	-	777,958	-	777,958

Total Derivative Assets	2,523,417	777,958	1,726,640	5,028,015

Derivatives not subject to master netting agreements	(2,523,417)	-	(1,726,640)	(4,250,057)

Total Derivative Assets subject to master netting agreements	$-	$777,958	$-	$777,958

	Value

Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$(436,147)	$(436,147)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(519,713)	-	(519,713)

Total Derivative Liabilities	-	(519,713)	(436,147)	(955,860)

Derivatives not subject to master netting agreements	-	-	436,147	436,147

Total Derivative Liabilities subject to master netting agreements	$-	$(519,713)	$-	$(519,713)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged

Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$357,325	$-	$357,325	$-	$(300,000)	$57,325

Barclays Capital PLC	239,992	(88,248)	151,744	-	-	151,744

JP Morgan Chase Bank, N.A.	180,641	(290,736)	(110,095)	-	-	(110,095)

Standard Chartered Bank	-	(27,496)	(27,496)	-	27,496	-

UBS AG	-	(113,233)	(113,233)	-	-	(113,233)

Total	$777,958	$(519,713)	$258,245	$-	$(272,504)	$(14,259)

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$(5,682,186)	$-	$-	$(5,682,186)
Futures contracts	-	-	2,289,962	4,533,632	6,823,594
Swap agreements	590,386	-	-	-	590,386
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	-	258,245	-	-	258,245
Futures contracts	-	-	1,296,910	893,082	2,189,992
Swap agreements	2,523,417	-	-	-	2,523,417
Total	$3,113,803	$(5,423,941)	$3,586,872	$5,426,714	$6,703,448

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$229,729,618	$170,486,335	$53,814,000

21                     Invesco Active Allocation Fund

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $73,466,774 and securities sales of $46,330,162, which resulted in net realized gains of $4,974,189.

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,856.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended December 31, 2020, Period Ended December 31, 2019 and the Year Ended January 31, 2019:

	Year Ended December 31, 2020	Eleven months Ended December 31, 2019	Year Ended January 31, 2019

Ordinary income*	$ 17,014,638	$ 66,844,849	$34,672,659

Long-term capital gain	251,363,765	123,093,218	–

Total distributions	$268,378,403	$189,938,067	$34,672,659

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$14,147,715

Undistributed long-term capital gain	20,419,360

Net unrealized appreciation – investments	436,119,475

Net unrealized appreciation (depreciation) - foreign currencies	(687,556)

Temporary book/tax differences	(178,101)

Shares of beneficial interest	1,942,620,414

Total net assets	$2,412,441,307

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

22                     Invesco Active Allocation Fund

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $1,504,460,782 and $1,691,802,204, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$450,016,317

Aggregate unrealized (depreciation) of investments	(13,896,842)

Net unrealized appreciation of investments	$436,119,475

Cost of investments for tax purposes is $1,964,247,983.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distribution, return of capital and capital gain distributions and master fund transactions, on December 31, 2020, undistributed net investment income was increased by $22,454,934, undistributed net realized gain was decreased by $31,211,526 and shares of beneficial interest was increased by $8,756,592. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

			Summary of Share Activity

	Year ended December 31, 2020		Eleven months ended December 31, 2019		Year ended January 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:

Class A	7,627,964	$106,674,214	7,623,284	$112,723,920	8,279,326	$119,604,327

Class B(a)	–	–	–	–	1,308	19,225

Class C	2,791,917	37,971,821	2,445,725	35,120,053	3,761,309	52,980,575

Class R	1,508,459	20,791,835	1,593,340	23,324,906	1,978,258	28,370,328

Class Y	728,321	10,631,158	685,665	10,255,782	1,172,064	17,257,200

Class R5(b)	–	–	700	10,000	–	–

Class R6(b)	–	–	700	10,000	–	–

Issued as reinvestment of dividends:

Class A	14,530,408	210,545,670	10,281,664	150,112,305	2,151,162	27,534,859

Class C	2,425,970	34,279,021	1,801,223	25,739,476	364,166	4,566,645

Class R	1,124,364	16,190,970	745,855	10,829,808	139,114	1,770,934

Class Y	203,022	2,990,513	142,312	2,107,634	32,182	417,075

Automatic conversion of Class C shares to Class A shares:

Class A	5,508,086	79,085,883	9,593,954	141,705,079	–	–

Class C	(5,650,544)	(79,085,883)	(9,828,656)	(141,705,079)	–	–

Reacquired:

Class A	(20,801,539)	(290,743,337)	(17,933,202)	(265,151,904)	(16,442,583)	(236,909,077)

Class B(a)	–	–	–	–	(837,842)	(12,209,922)

Class C	(5,101,872)	(69,692,485)	(6,497,437)	(93,519,155)	(7,012,693)	(98,687,963)

Class R	(2,101,003)	(29,430,422)	(1,817,210)	(26,649,167)	(1,922,981)	(27,629,550)

Class Y	(797,626)	(11,260,020)	(787,214)	(11,749,627)	(3,606,532)	(51,254,817)

Net increase (decrease) in share activity	1,995,927	$38,948,938	(1,949,297)	$(26,835,969)	(11,943,742)	$(174,170,161)

(a)	All outstanding Class B shares converted to Class A shares on June 1, 2018.
(b)	Commencement date after the close of business on May 24, 2019.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

23                     Invesco Active Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Active Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Active Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for the year ended December 31, 2020 and the eleven months ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2020 and the eleven months ended December 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the year ended December 31, 2020 and the eleven months ended December 31, 2019 for Class A, Class C, Class R and Class Y.
For the year ended December 31, 2020 and the period May 24, 2019 (commencement of operations) through December 31, 2019 for Class R5 and Class R6.

The financial statements of Invesco Active Allocation Fund (formerly known as Oppenheimer Portfolio Series Active Allocation Fund) as of and for the year ended January 31, 2019 and the financial highlights for each of the periods ended on or prior to January 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24                     Invesco Active Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund investsin. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]	Annualized Expense Ratio
Class A	$1,000.00	$1,219.40	$2.34	$1,023.03	$2.14	0.42%
Class C	1,000.00	1,215.80	6.52	1,019.25	5.94	1.17
Class R	1,000.00	1,218.10	3.79	1,021.72	3.46	0.68
Class Y	1,000.00	1,220.80	1.00	1,024.23	0.92	0.18
Class R5	1,000.00	1,221.20	0.95	1,024.28	0.87	0.17
Class R6	1,000.00	1,220.80	1.23	1,024.03	1.12	0.22

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective June 1, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25% , 1.25% and 1.25% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are to 0.46%, 1.21%, 0.72%, 0.22%, 0.23% and 0.27% for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $2.34, $6.14, $3.66, $1.12, $1.17 and $1.37 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $2.34, $6.14, $3.66, $1.12, $1.17 and $1.37 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

25                     Invesco Active Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The **needs attribute assignment** designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$251,363,765
Qualified Dividend Income*	55.83%
Corporate Dividends Received Deduction*	43.40%
Qualified Business Income (199A)*	2.42%
Business Interest Income*	32.44%
U.S. Treasury Obligations*	1.80%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

26                     Invesco Active Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)

T-1                     Invesco Active Allocation Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

T-2                     Invesco Active Allocation Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3                     Invesco Active Allocation Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-4                     Invesco Active Allocation Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.

			N/A	N/A

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-5                     Invesco Active Allocation Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800

Houston, TX 77002-5678

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-6                     Invesco Active Allocation Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	O-OPSAA-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Select Risk: Conservative Investor Fund

Nasdaq:
A: OACIX ∎ C: OCCIX ∎ R: ONCIX ∎ Y: OYCIX ∎ R5: PXCIX ∎ R6: PXCCX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco Select Risk: Conservative Investor Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Select Risk: Conservative Investor Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.29%

Class C Shares	7.55

Class R Shares	8.03

Class Y Shares	8.71

Class R5 Shares	8.67

Class R6 Shares	8.67

Bloomberg Barclays Global Aggregate Bond Index, Hedged▼	5.58
MSCI All Country World Index▼	16.25
Custom Invesco Select Risk: Conservative Investor Index▼	8.32
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about

COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined level of risk. From an absolute performance perspective, strategic allocations to fixed income investments were the leading contributors to positive performance. Specifically, exposures to both US and international corporate bonds were the leading contributors to positive absolute performance. Strategic allocations to US and international equities also meaningfully contributed to absolute performance. In contrast, strategic allocations to alternative investments such as master limited partnerships, real estate and infrastructure produced negative returns and were the leading detractors from absolute performance.

    Relative to the Fund’s custom index, an overweight allocation to alternatives was the leading detractor from relative performance results. Within the allocation to alternatives, Invesco Global Infrastructure Fund, Invesco Real Estate Fund, Invesco Master Event-Linked Bond Fund and Invesco SteelPath MLP Select 40 Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short- and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite. Manager selection and an underweight allocation to fixed income relative to the index also detracted from relative performance results. Riskier fixed income allocations such as Invesco Master Loan Fund and Invesco International Bond Fund were the primary detractors from relative performance within the allocation during the year.

    Conversely, manager selection within the allocation to international equities benefited relative performance. Within the allocation, Invesco Global Fund and Invesco International Companies Fund outperformed global developed market equities as measured by the MSCI EAFE Index and were notable contributors to relative performance. Select holdings within the allocation to US equities also contributed to relative performance results. In-vesco Russell 1000 Dynamic Multifactor ETF, Invesco Discovery Mid Cap Growth Fund and Invesco S&P 500 Pure Growth ETF all posted strong gains during the year and were meaningful contributors to relative results.

    Please note that the Fund and some of the Fund’s underlying funds use derivatives, including futures and total return swaps, which may create economic leverage in the Fund or underlying funds, respectively. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    It has been our privilege to oversee Invesco Select Risk: Conservative Investor Fund, and we thank you for your continued investment.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2                     Invesco Select Risk: Conservative Investor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends,but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3                     Invesco Select Risk: Conservative Investor Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (4/5/05)	2.57%
10 Years	4.27
5 Years	4.87
1 Year	2.34

Class C Shares
Inception (4/5/05)	2.52%
10 Years	4.23
5 Years	5.29
1 Year	6.55

Class R Shares
Inception (4/5/05)	2.66%
10 Years	4.59
5 Years	5.81
1 Year	8.03

Class Y Shares
Inception (4/5/05)	3.23%
10 Years	5.14
5 Years	6.36
1 Year	8.71

Class R5 Shares
10 Years	4.92%
5 Years	6.19
1 Year	8.67

Class R6 Shares
10 Years	4.93%
5 Years	6.19
1 Year	8.67

Effective May 24, 2019, Class A, Class C, Class R and Class Y shares of the Oppenheimer Portfolio Series: Conservative Investor Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Invesco Select Risk: Conservative Investor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent monthend performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                     Invesco Select Risk: Conservative Investor Fund

Supplemental Information

Invesco Select Risk: Conservative Investor Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus,visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays Global Aggregate Bond Index, Hedged tracks fixed income performance of regions around the world while hedging the currency back to the US dollar.
∎	The Custom Invesco Select Risk: Conservative Investor Index is composed of 20% MSCI All Country World Index and 80% Bloomberg Barclays Global Aggre- gate Bond Index, Hedged.
∎

The MSCI All Country World Index is an unmanaged index considered representative of large and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus,which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                     Invesco Select Risk: Conservative Investor Fund

Fund Information

Portfolio Composition*
By fund type	% of total investments

Fixed Income Funds	73.48%
Equity Funds	18.37
Alternative Funds	7.41
Money Market Funds	0.74
* Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of December 31, 2020.

6                     Invesco Select Risk: Conservative Investor Fund

Schedule of Investments

December31,2020

Invesco Select Risk: Conservative Investor Fund

Schedule of Investments in Affiliated Issuers–99.65%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20
Alternative Funds–7.38%
Invesco Fundamental Alternatives Fund, Class R6(b)	2.41%	$11,963,976	$2,060,868	$–	$(38,309)	$ –	$315,224	507,863	$13,986,535
Invesco Global Real Estate Income Fund, Class R6	1.76%	–	9,427,024	–	800,635	–	119,094	1,201,840	10,227,659
Invesco Macro Allocation Strategy Fund, Class R6(c)	2.53%	–	23,592,877	(226,661)	(8,713,829)	9,046	–	1,611,146	14,661,433
Invesco Master Event-Linked Bond Fund, Class R6(b)	0.68%	20,575,398	967,901	(18,336,846)	380,934	373,187	972,340	252,873	3,960,574
Invesco Real Estate Fund, Class R6	–	–	8,725,935	(9,103,466)	–	377,531	–	–	–
Invesco SteelPath MLP Select 40 Fund, Class R6(b)	–	5,598,941	–	(4,139,176)	970,436	(2,430,201)	–	–	–
Total Alternative Funds		38,138,315	44,774,605	(31,806,149)	(6,600,133)	(1,670,437)	1,406,658		42,836,201
Domestic Equity Funds–13.57%
Invesco Comstock Select Fund, Class R6(b)	–	8,756,756	63,535	(7,222,106)	(9,528)	(1,588,657)	63,550	–	–
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	1.87%	6,595,987	3,442,555	(1,697,947)	2,323,126	500,417	–	304,148	10,845,900
Invesco Main Street Small Cap Fund, Class R6(b)	–	6,201,919	–	(5,867,518)	(1,277,239)	942,838	12	–	–
Invesco Russell 1000 Dynamic Multifactor ETF	3.21%	16,575,948	976,765	(2,070,060)	2,771,137	354,709	291,647	468,374	18,608,499
Invesco S&P 500 Pure Value ETF	3.13%	–	16,286,331	(1,887,245)	3,541,330	233,121	163,968	295,697	18,173,537
Invesco S&P 500® Low Volatility ETF	1.95%	–	10,729,320	–	611,709	–	80,055	201,690	11,341,029
Invesco S&P 500® Pure Growth ETF	3.41%	–	17,428,093	(689,571)	2,998,366	44,606	36,642	121,411	19,781,494
Total Domestic Equity Funds		38,130,610	48,926,599	(19,434,447)	10,958,901	487,034	635,874		78,750,459
Fixed Income Funds–73.23%
Invesco Core Bond Fund, Class R6(b)	–	139,342,843	7,566,000	(149,432,694)	(2,763,705)	11,048,925	1,420,503	–	–
Invesco Core Plus Bond Fund, Class R6	19.93%	–	117,082,910	–	(1,461,878)	3,522,840	301,737	10,106,733	115,621,032
Invesco Fundamental High Yield® Corporate Bond ETF	6.06%	–	33,991,619	–	1,199,097	–	558,381	1,810,222	35,190,716
Invesco Income Fund, Class R6	5.13%	–	26,593,150	–	3,145,744	–	668,195	3,807,797	29,738,894
Invesco International Bond Fund, Class R6(b)	13.34%	137,632,226	8,995,574	(74,055,429)	3,005,090	1,805,664	2,128,479	13,250,535	77,383,125
Invesco Master Loan Fund, Class R6(b)	8.05%	56,299,470	3,632,442	(14,323,471)	2,347,653	(1,248,221)	2,591,849	3,015,785	46,707,873
Invesco Oppenheimer Limited-Term Government Fund, Class R6	–	34,081,166	294,151	(36,045,845)	1,893,087	(222,559)	361,443	–	–
Invesco Oppenheimer Master Inflation Protected Securities Fund, Class R6	–	19,523,506	102,773	(22,496,427)	2,556,009	314,139	115,129	–	–
Invesco Quality Income Fund, Class R6	–	–	32,411,051	(31,695,742)	–	(715,309)	249,695	–	–
Invesco Taxable Municipal Bond ETF	12.84%	–	75,167,731	(1,136,565)	483,948	(16,876)	741,153	2,223,828	74,498,238
Invesco Variable Rate Investment Grade ETF	7.88%	–	45,224,710	–	468,955	–	149,468	1,828,478	45,693,665
Total Fixed Income Funds		386,879,211	351,062,111	(329,186,173)	10,874,000	14,488,603	9,286,032		424,833,543
Foreign Equity Funds–4.73%
Invesco Developing Markets Fund, Class R6(b)	–	8,369,878	–	(8,254,480)	(1,973,156)	1,857,758	10	–	–
Invesco Emerging Markets Innovators Fund, Class R6(b)(c)	–	3,203,799	–	(3,270,402)	(567,772)	634,375	4	–	–
Invesco Global Fund, Class R6(b)	–	33,647,576	–	(35,357,168)	(4,485,761)	6,195,353	34	–	–
Invesco Global Infrastructure Fund, Class R6	0.72%	–	8,924,827	(5,084,368)	211,836	99,834	80,122	375,758	4,152,129
Invesco International Equity Fund, Class R6(b)	–	9,408,543	–	(9,545,878)	(2,247,584)	2,384,919	–	–	–
Invesco International Select Equity Fund, Class R6(c)	2.03%	–	10,829,248	(1,437,208)	2,216,608	163,372	–	756,557	11,772,020
Invesco International Small-Mid Company Fund, Class R6(b)	–	6,291,926	–	(6,605,751)	(1,789,356)	2,103,181	11	–	–

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                     Invesco Select Risk: Conservative Investor Fund

Invesco Select Risk: Conservative Investor Fund (continued)

Schedule of Investments in Affiliated Issuers–99.65% (a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/20	Value 12/31/20
Invesco Oppenheimer Global Infrastructure Fund, Class R6(c)	–	$10,641,760	$–	$(8,650,894)	$(1,390,426)	$ (600,440)		$–	–	$–
Invesco Oppenheimer International Growth Fund, Class R6	–	9,522,564	–	(9,860,948)	(3,370,920)	3,709,304		46	–	–
Invesco S&P International Developed Low Volatility ETF	1.98%	–	10,882,111	–	637,588	–		101,645	384,118	11,519,699
Total Foreign Equity Funds		81,086,046	30,636,186	(88,067,097)	(12,758,943)	16,547,656		181,872		27,443,848
Real Estate Funds–0.00%
Invesco Oppenheimer Real Estate Fund, Class Y(c)	–	10,804,434	255,609	(8,688,882)	(561,705)	(1,809,456)		255,614	–	–
Money Market Funds–0.74%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)	0.21%	6,068,698	27,298,443	(32,133,253)	–	–		22,167	1,233,888	1,233,888
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)	0.29%	–	12,857,373	(11,205,985)	(81)	592		3,560	1,651,403	1,651,899
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)	0.24%	–	18,929,134	(17,518,976)	–	–		728	1,410,158	1,410,158
TOTAL MONEY MARKET FUNDS		6,068,698	59,084,950	(60,858,214)	(81)	592		26,455		4,295,945
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $549,112,131)	99.65%	$561,107,314	$534,740,060	$(538,040,962)	$1,912,039	$28,043,992	(e)	$11,792,505		$578,159,996
OTHER ASSETS LESS LIABILITIES	0.35%									2,001,694
NET ASSETS	100.00%									$580,161,690

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective September 30, 2020, the underlying fund’s name changed.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Core Bond Fund	$5,761,369
Invesco Core Plus Bond Fund	3,522,840
Invesco Discovery Mid Cap Growth Fund	318,238

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini S&P 500 Index	5	March-2021	$937,200	$23,541	$23,541
Interest Rate Risk
Canada 10 Year Bonds	45	March-2021	5,271,035	14,399	14,399
EURO-BTP	54	March-2021	10,027,964	61,244	61,244
Euro-Bund	32	March-2021	6,944,445	14,409	14,409
EURO-OAT	59	March-2021	12,098,905	33,039	33,039
Japanese Bonds, 10 yr.	29	March-2021	42,667,958	(36,629)	(36,629)
Long Gilt	72	March-2021	13,345,276	142,653	142,653
Subtotal				229,115	229,115
Total Futures Contracts				$252,656	$252,656

(a)	Futures contracts collateralized by $1,073,120 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Select Risk: Conservative Investor Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in affiliated underlying funds, at value (Cost $549,112,131)	$578,159,996
Other investments:
Variation margin receivable – futures contracts	477,502
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	1,073,120
Cash	41,042
Receivable for:
Fund shares sold	778,294
Dividends - affiliated underlying funds	842,194
Investment for trustee deferred compensation and retirement plans	47,469
Other assets	33,749
Total assets	581,453,366

Liabilities:
Payable for: Investments purchased - affiliated underlying funds	739,190
Fund shares reacquired	144,644
Accrued fees to affiliates	297,255
Accrued trustees’ and officers’ fees and benefits	5,223
Accrued other operating expenses	57,895
Trustee deferred compensation and retirement plans	47,469
Total liabilities	1,291,676
Net assets applicable to shares outstanding	$580,161,690

Net assets consist of:
Shares of beneficial interest	$553,762,611
Distributable earnings	26,399,079
$580,161,690

Net Assets:
Class A	$451,258,124
Class C	$68,580,760
Class R	$51,480,660
Class Y	$8,821,030
Class R5	$10,557
Class R6	$10,559

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	44,971,396
Class C	6,912,341
Class R	5,143,086
Class Y	875,449
Class R5	1,053
Class R6	1,053
Class A:
Net asset value per share	$10.03
Maximum offering price per share (Net asset value of $10.03 ÷ 94.50%)	$10.61
Class C:
Net asset value and offering price per share	$9.92
Class R:
Net asset value and offering price per share	$10.01
Class Y:
Net asset value and offering price per share	$10.08
Class R5:
Net asset value and offering price per share	$10.03
Class R6:
Net asset value and offering price per share	$10.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Select Risk: Conservative Investor Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:

Dividends from affiliated underlying funds	$11,792,505

Interest	1,434

Total investment income	11,793,939

Expenses:

Custodian fees	4,813

Distribution fees:

Class A	963,348

Class C	818,221

Class R	242,055

Transfer agent fees — A, C, R and Y	730,222

Transfer agent fees — R5	9

Transfer agent fees — R6	9

Trustees’ and officers’ fees and benefits	22,448

Registration and filing fees	138,834

Reports to shareholders	41,090

Professional services fees	31,486

Taxes	19,516

Other	7,475

Total expenses	3,019,526

Less: Expenses reimbursed and/or expense offset arrangement(s)	(543,368)

Net expenses	2,476,158

Net investment income	9,317,781

Realized and unrealized gain from:

Net realized gain (loss) from:
Affiliated underlying fund shares	18,441,545

Foreign currencies	(32,409)

Futures contracts	2,123,378

Capital gain distributions from affiliated underlying fund shares	9,602,447

30,134,961

Change in net unrealized appreciation of:
Affiliated underlying fund shares	1,912,039

Foreign currencies	3,922

Futures contracts	770,739

2,686,700

Net realized and unrealized gain	32,821,661

Net increase in net assets resulting from operations	$42,139,442

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Select Risk: Conservative Investor Fund

Statement of Changes in Net Assets

For the year ended December 31, 2020, period ended December 31, 2019, and the year ended January 31, 2019

	Year Ended December 31, 2020	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019

Operations:

Net investment income	$9,317,781	$11,595,015	$12,856,824

Net realized gain	30,134,961	1,225,105	33,129,939

Change in net unrealized appreciation (depreciation)	2,686,700	31,197,520	(57,070,786)

Net increase (decrease) in net assets resulting from operations	42,139,442	44,017,640	(11,084,023)

Distributions to shareholders from distributable earnings:

Class A	(9,106,360)	(25,456,508)	(8,685,727)

Class C	(1,084,172)	(4,845,071)	(1,802,991)

Class R	(956,249)	(2,864,623)	(845,052)

Class Y	(206,906)	(519,048)	(156,417)

Class R5	(251)	(678)	—

Class R6	(251)	(681)	—

Total distributions from distributable earnings	(11,354,189)	(33,686,609)	(11,490,187)

Share transactions–net:

Class A	12,699,579	12,511,148	(33,682,311)

Class B(1)	—	—	(1,830,823)

Class C	(24,711,856)	(39,499,854)	(8,930,783)

Class R	(173,607)	4,186,436	52,916

Class Y	152,309	1,442,905	687,591

Class R5	—	10,000	—

Class R6	—	10,000	—

Net increase (decrease) in net assets resulting from share transactions	(12,033,575)	(21,339,365)	(43,703,410)

Net increase (decrease) in net assets	18,751,678	(11,008,334)	(66,277,620)

Net assets:

Beginning of year	561,410,012	572,418,346	638,695,966

End of year	$580,161,690	$561,410,012	$572,418,346

(1) Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Select Risk: Conservative Investor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(C)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income to average net assets		Portfolio turnover (e)
Class A
Year ended 12/31/20	$9.46	$0.18	$0.60	$0.78	$(0.21)	$—	$(0.21)	$10.03	8.29	%(f)	$451,258	0.33	%(f)(g)	0.43	%(f)(g)	1.85	%(f)(g)	80%
Eleven months ended 12/31/19	9.31	0.21	0.56	0.77	(0.33)	(0.29)	(0.62)	9.46	8.26		415,244	0.43	(h)	0.53	(h)	2.39	(h)	6
Year ended 01/31/19	9.67	0.22	(0.37)	(0.15)	(0.21)	—	(0.21)	9.31	(1.49)		396,318	0.42		0.52		2.35		45
Year ended 01/31/18	9.02	0.17	0.69	0.86	(0.21)	—	(0.21)	9.67	9.53		445,732	0.42		0.53		1.82		7
Year ended 01/31/17	8.54	0.20	0.47	0.67	(0.19)	—	(0.19)	9.02	7.92		428,722	0.44		0.54		2.22		9
Year ended 01/31/16(i)	9.07	0.15	(0.48)	(0.33)	(0.20)	—	(0.20)	8.54	(3.68)		381,636	0.44		0.54		1.70		10
Class C
Year ended 12/31/20	9.35	0.10	0.61	0.71	(0.14)	—	(0.14)	9.92	7.55		68,581	1.09	(g)	1.19	(g)	1.09	(g)	80
Eleven months ended 12/31/19	9.20	0.14	0.55	0.69	(0.25)	(0.29)	(0.54)	9.35	7.48		88,939	1.19	(h)	1.29	(h)	1.63	(h)	6
Year ended 01/31/19	9.56	0.15	(0.38)	(0.23)	(0.13)	—	(0.13)	9.20	(2.30)		125,385	1.17		1.27		1.60		45
Year ended 01/31/18	8.92	0.10	0.67	0.77	(0.13)	—	(0.13)	9.56	8.69		139,290	1.17		1.28		1.06		7
Year ended 01/31/17	8.43	0.13	0.48	0.61	(0.12)	—	(0.12)	8.92	7.28		147,359	1.19		1.29		1.47		9
Year ended 01/31/16(i)	8.96	0.08	(0.48)	(0.40)	(0.13)	—	(0.13)	8.43	(4.48)		150,838	1.19		1.29		0.95		10
Class R
Year ended 12/31/20	9.44	0.15	0.61	0.76	(0.19)	—	(0.19)	10.01	8.03		51,481	0.59	(g)	0.69	(g)	1.59	(g)	80
Eleven months ended 12/31/19	9.29	0.19	0.55	0.74	(0.30)	(0.29)	(0.59)	9.44	7.99		49,017	0.68	(h)	0.78	(h)	2.13	(h)	6
Year ended 01/31/19	9.65	0.20	(0.37)	(0.17)	(0.19)	—	(0.19)	9.29	(1.73)		44,044	0.67		0.77		2.10		45
Year ended 01/31/18	9.01	0.15	0.67	0.82	(0.18)	—	(0.18)	9.65	9.18		45,605	0.66		0.77		1.59		7
Year ended 01/31/17	8.53	0.18	0.47	0.65	(0.17)	—	(0.17)	9.01	7.71		42,716	0.69		0.79		1.99		9
Year ended 01/31/16(i)	9.05	0.13	(0.48)	(0.35)	(0.17)	—	(0.17)	8.53	(3.89)		35,442	0.69		0.79		1.44		10
Class Y
Year ended 12/31/20	9.49	0.20	0.63	0.83	(0.24)	—	(0.24)	10.08	8.71		8,821	0.09	(g)	0.19	(g)	2.09	(g)	80
Eleven months ended 12/31/19	9.34	0.23	0.56	0.79	(0.35)	(0.29)	(0.64)	9.49	8.47		8,189	0.19	(h)	0.29	(h)	2.63	(h)	6
Year ended 01/31/19	9.71	0.24	(0.38)	(0.14)	(0.23)	—	(0.23)	9.34	(1.31)		6,671	0.18		0.28		2.59		45
Year ended 01/31/18	9.06	0.20	0.68	0.88	(0.23)	—	(0.23)	9.71	9.78		6,195	0.17		0.28		2.14		7
Year ended 01/31/17	8.57	0.23	0.47	0.70	(0.21)	—	(0.21)	9.06	8.27		5,280	0.19		0.29		2.52		9
Year ended 01/31/16(i)	9.10	0.17	(0.49)	(0.32)	(0.21)	—	(0.21)	8.57	(3.54)		5,078	0.19		0.29		1.93		10
Class R5
Year ended 12/31/20	9.45	0.20	0.62	0.82	(0.24)	—	(0.24)	10.03	8.67		11	0.04	(g)	0.14	(g)	2.14	(g)	80
Period ended 12/31/19(j)	9.50	0.16	0.43	0.59	(0.35)	(0.29)	(0.64)	9.45	6.30		10	0.15	(h)	0.25	(h)	2.67	(h)	6
Class R6
Year ended 12/31/20	9.45	0.20	0.62	0.82	(0.24)	—	(0.24)	10.03	8.67		11	0.04	(g)	0.14	(g)	2.14	(g)	80
Period ended 12/31/19(j)	9.50	0.16	0.44	0.60	(0.36)	(0.29)	(0.65)	9.45	6.31		10	0.07	(h)	0.17	(h)	2.75	(h)	6

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.55% for the year ended December 31, 2020.

(d)

Does not include indirect expenses from affiliated fund fees and expenses of 0.46%, 0.48%, 0.53%, 0.54% and 0.53% for the eleven months ended December 31, 2019, and for the years ended January 31, 2019, 2018, 2017 and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the year ended ended December 31, 2020.
(g)	Ratios are based on average daily net assets (000’s omitted) of $401,730, $81,822, $48,411, $8,035, $10 and $10 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(h)	Annualized.
(i)	The last business day of the reporting period was January 29, 2016.
(j)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco Select Risk: Conservative Investor Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Select Risk: Conservative Investor Fund, formerly Invesco Oppenheimer Portfolio Series Conservative Investor Fund, (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”). Invesco and Invesco Capital are affiliates of each other as they are indirect,wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

13                     Invesco Select Risk: Conservative Investor Fund

other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

I.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and

14                     Invesco Select Risk: Conservative Investor Fund

they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

L.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Advisor indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through April 30, 2022, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.50%, 1.25%, 0.75%, 0.25%, 0.20% and 0.15%, respectively, of average daily net assets (the “expense limits”). In addition, Invesco has contractually agreed, through May 31, 2021, to reimburse certain Fund expenses at an annual rate of 0.10%, as calculated on the daily net assets of the Fund. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the expense reimbursement agreement, it will terminate on April 30, 2022. During its term, the expense reimbursement agreement cannot be terminated or amended to increase the expense limits or reduce the expense reimbursement without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such reimbursements prior to the end of each fiscal year.

For the year ended December 31, 2020, the Adviser reimbursed class level expenses of $401,812, $81,747, $48,407, $8,032, $10 and $10 of Class A,Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $50,498 in front-end sales commissions from the sale of Class A shares and $1,247 and $2,079 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

15                     Invesco Select Risk: Conservative Investor Fund

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$569,903,477	$3,960,574	$–	$573,864,051

Money Market Funds	4,295,945	–	–	4,295,945

Total Investments in Securities	574,199,422	3,960,574	–	578,159,996

Other Investments - Assets*

Futures Contracts	289,285	–	–	289,285

Other Investments - Liabilities*

Futures Contracts	(36,629)	–	–	(36,629)

Total Other Investments	252,656	–	–	252,656

Total Investments	$574,452,078	$3,960,574	$–	$578,412,652

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

		Value

Derivative Assets	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$23,541	$265,744	$289,285

Derivatives not subject to master netting agreements	(23,541)	(265,744)	(289,285)

Total Derivative Assets subject to master netting agreements	$-	$-	$-

		Value

Derivative Liabilities	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(36,629)	$(36,629)

Derivatives not subject to master netting agreements	-	36,629	36,629

Total Derivative Liabilities subject to master netting agreements	$-	$-	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

		Location of Gain on Statement of Operations

	Equity Risk	Interest Rate Risk	Total

Realized Gain:
Futures contracts	$132,193	$1,991,185	$2,123,378

Change in Net Unrealized Appreciation:
Futures contracts	15,289	755,450	770,739

Total	$147,482	$2,746,635	$2,894,117

16                     Invesco Select Risk: Conservative Investor Fund

    The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$86,950,701

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $4,605,559.

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,350.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended December 31, 2020, Period Ended December 31, 2019 and the Year Ended January 31, 2019:

	Year Ended	Eleven months Ended	Year Ended
	December 31, 2020	December 31, 2019	January 31, 2019

Ordinary income*	$11,354,189	$18,990,345	$11,490,187

Long-term capital gain	–	14,696,264	–

Total distributions	$11,354,189	$33,686,609	$11,490,187

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$7,514,628

Net unrealized appreciation – investments	27,670,974

Net unrealized appreciation - foreign currencies	40,000

Temporary book/tax differences	(37,281)

Capital loss carryforward	(8,789,242)

Shares of beneficial interest	553,762,611

Total net assets	$580,161,690

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and partnership transactions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

17                     Invesco Select Risk: Conservative Investor Fund

    The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$–	$8,789,242	$8,789,242

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $430,594,730 and $435,079,588, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$29,169,562

Aggregate unrealized (depreciation) of investments	(1,498,588)

Net unrealized appreciation of investments	$27,670,974

Cost of investments for tax purposes is $550,741,678.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distribution reclass and partnership transactions, on December 31, 2020, undistributed net investment income was increased by $14,702,168, undistributed net realized gain (loss) was decreased by $12,097,617 and shares of beneficial interest was decreased by $2,604,551. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

			Summary of Share Activity

	Year ended December 31, 2020		Eleven months ended December 31, 2019		Year ended January 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:

Class A	6,943,913	$65,709,180	4,620,623	$44,774,281	3,948,210	$37,032,236

Class B(a)	-	-	-	-	1,000	9,621

Class C	1,930,745	17,728,957	1,584,516	15,070,820	2,105,838	19,435,041

Class R	1,377,592	12,870,672	1,239,073	11,865,408	1,320,170	12,350,680

Class Y	239,075	2,224,344	337,426	3,291,284	327,615	3,083,657

Class R5(b)	-	-	1,053	10,000	-	-

Class R6(b)	-	-	1,053	10,000	-	-

Issued as reinvestment of dividends:

Class A	890,069	8,874,077	2,674,813	25,169,990	953,425	8,514,084

Class C	108,600	1,070,611	514,911	4,793,825	202,257	1,787,955

Class R	96,031	955,442	295,194	2,771,869	90,471	806,093

Class Y	18,560	185,785	54,483	514,865	17,368	155,620

Automatic conversion of Class C shares to Class A shares:

Class A	1,736,145	16,974,667	2,379,107	23,175,312	-	-

Class C	(1,757,261)	(16,974,667)	(2,414,321)	(23,175,312)	-	-

Reacquired:

Class A	(8,510,124)	(78,858,345)	(8,332,966)	(80,608,435)	(8,422,920)	(79,228,631)

Class B(a)	-	-	-	-	(191,749)	(1,840,444)

Class C	(2,879,745)	(26,536,757)	(3,800,672)	(36,189,187)	(3,258,602)	(30,153,779)

Class R	(1,525,369)	(13,999,721)	(1,081,750)	(10,450,841)	(1,394,615)	(13,103,857)

Class Y	(244,843)	(2,257,820)	(243,174)	(2,363,244)	(269,068)	(2,551,686)

Net increase (decrease) in share activity	(1,576,612)	$(12,033,575)	(2,170,631)	$(21,339,365)	(4,570,600)	$(43,703,410)

(a)	All outstanding Class B shares converted to Class A shares on June 1, 2018.
(b)	Commencement date after the close of business on May 24, 2019.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

18                     Invesco Select Risk: Conservative Investor Fund

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

19                     Invesco Select Risk: Conservative Investor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Select Risk: Conservative Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select Risk: Conservative Investor Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for the year ended December 31, 2020 and the eleven months ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2020 and the eleven months ended December 31, 2019 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the year ended December 31, 2020 and the eleven months ended December 31, 2019 for Class A, Class C, Class R and Class Y.
For the year ended December 31, 2020 and the period May 24, 2019 (commencement of operations) through December 31, 2019 for Class R5 and Class R6.

The financial statements of Invesco Select Risk: Conservative Investor Fund (formerly known as Oppenheimer Portfolio Series Conservative Investor Fund) as of and for the year ended January 31, 2019 and the financial highlights for each of the periods ended on or prior to January 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20                     Invesco Select Risk: Conservative Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2],3	Ending Account Value (12/31/20)	Expenses Paid During Period[2],4	Annualized Expense Ratio
Class A	$1,000.00	$1,099.10	$1.69	$1,023.53	$1.63	0.32%
Class C	1,000.00	1,095.50	5.69	1,019.71	5.48	1.08
Class R	1,000.00	1,097.70	3.06	1,022.22	2.95	0.58
Class Y	1,000.00	1,101.10	0.42	1,024.73	0.41	0.08
Class R5	1,000.00	1,100.70	0.32	1,024.83	0.31	0.06
Class R6	1,000.00	1,100.70	0.32	1,024.83	0.31	0.06

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective June 1, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.50%, 1.25%, 0.75%, 0.25%, 0.20% and 0.15% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are to 0.42%, 1.18%, 0.68%, 0.18%, 0.16% and 0.16% for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $2.22, $6.22, $3.59, $0.95, $0.84 and $0.84 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $2.14, $5.99, $3.46, $0.92, $0.81 and $0.81 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

21                     Invesco Select Risk: Conservative Investor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Corporate Dividends Received Deduction*	7.92%
Qualified Dividend Income*	11.56%
Business Interest Income*	77.18%
U.S. Treasury Obligations*	2.77%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                     Invesco Select Risk: Conservative Investor Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                     Invesco Select Risk: Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197

Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                    Invesco Select Risk: Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                    Invesco Select Risk: Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                     Invesco Select Risk: Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                     Invesco Select Risk: Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-6                     Invesco Select Risk: Conservative Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5678

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-7                    Invesco Select Risk: Conservative Investor Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers:811-02699 and 002-57526	Invesco Distributors, Inc.	O-OPSCI-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Select Risk: High Growth Investor Fund

Nasdaq:
A: OAAIX ∎ C: OCAIX ∎ R: ONAIX ∎ Y: OYAIX ∎ R5: PXQIX ∎ R6: PXGGX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco Select Risk: High Growth Investor Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Select Risk: High Growth Investor Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.52%
Class C Shares	12.66
Class R Shares	13.22
Class Y Shares	13.82
Class R5 Shares	13.83
Class R6 Shares	13.87
Bloomberg Barclays Global Aggregate Bond Index, Hedged▼	5.58
MSCI All Country World Index▼	16.25
Custom Invesco Select Risk: High Growth Investor Index∎	15.45

Source(s): ▼RIMES Technologies Corp.; ∎ Invesco, RIMES Technologies Corp.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about

COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined level of risk. From an absolute performance perspective, strategic allocations to US and international equities produced positive performance and led results. Exposures to large-, mid- and small-cap US equities contributed to positive absolute performance. Exposures to international developed market equities were also notable contributors to positive absolute performance. In contrast, strategic allocations to alternative investments such as master limited partnerships, real estate and infrastructure produced negative returns and were the leading detractors from absolute performance. Exposure to bank loans within the allocation to fixed income detracted from absolute performance as well.

    Relative to the Fund’s custom index, manager selection and an overweight allocation to alternatives were the leading detractors from relative performance results. Within the allocation to alternatives, Invesco Global Real Estate Income Fund, Invesco Global Infrastructure Fund, Invesco SteelPath MLP Select 40 Fund and Invesco Fundamental Alternatives Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite. Manager selection within the US equity allocation also detracted from relative performance. Within the allocation to large-cap US equities, Invesco Comstock Select Fund and Invesco S&P 500 Low Volatility ETF were the primary detractors from relative performance results. The two underlying holdings have tilts towards value, low volatility or dividend yield factors, which were the worst performing large-cap equity factors during the year. Within the fixed income allocation, Invesco Master Loan Fund also detracted from relative performance.

    Conversely, manager selection and an overweight allocation to US small- and mid-cap equities contributed to relative performance results. Invesco Discovery Mid Cap Growth Fund and Invesco Main Street Small Cap Fund each posted strong gains for the year and contributed to relative performance. Manager selection within the allocation to international equities benefited relative performance. Within the international equities allocation, Invesco Global Fund, Invesco International Small-Mid Company Fund and Invesco International Select Equity Fund outperformed their respective benchmark indices and were notable contributors to relative performance. Invesco Russell 1000 Dynamic Multifactor ETF posted a strong gain for the year and also meaningfully contributed to relative performance.

    Please note that some of the Fund’s underlying funds use derivatives, including futures, forward contracts and total return swaps, which may create economic leverage in the underlying funds. Therefore, some of the Fund’s performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    It has been our privilege to oversee Invesco Select Risk: High Growth Investor Fund, and we thank you for your continued investment.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund.

2	Invesco Select Risk: High Growth Investor Fund

Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Select Risk: High Growth Investor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Select Risk: High Growth Investor Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (4/5/05)	6.80%
10 Years	7.93
5 Years	8.86
1 Year	7.29

Class C Shares
Inception (4/5/05)	6.77%
10 Years	7.90
5 Years	9.28
1 Year	11.72

Class R Shares
Inception (4/5/05)	6.95%
10 Years	8.27
5 Years	9.83
1 Year	13.22

Class Y Shares
Inception (4/5/05)	7.55%
10 Years	8.84
5 Years	10.38
1 Year	13.82

Class R5 Shares
10 Years	8.59%
5 Years	10.21
1 Year	13.83

Class R6 Shares
10 Years	8.60%
5 Years	10.23
1 Year	13.87

Effective May 24, 2019, Class A, Class C, Class R and Class Y shares of the Oppenheimer Portfolio Series: Growth investor Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Invesco Select Risk: High Growth Investor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Select Risk: High Growth Investor Fund

Supplemental Information

Invesco Select Risk: High Growth Investor Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Custom Invesco Select Risk: High Growth Investor Index is composed of 90% MSCI All Country World Index and 10% Bloomberg Barclays Global Aggregate Bond Index, Hedged.
∎	The Bloomberg Barclays Global Aggregate Bond Index, Hedged tracks fixed income performance of regions around the world while hedging the currency back to the US dollar.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Select Risk: High Growth Investor Fund

Fund Information

Portfolio Composition*

By fund type	% of total investments

Equity Funds	87.17%
Alternative Funds	8.24
Fixed Income Funds	3.88
Money Market Funds	0.71

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of December 31, 2020.

7	Invesco Select Risk: High Growth Investor Fund

Invesco Select Risk: High Growth Investor Fund

Schedule of Investments in Affiliated Issuers–100.09%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/20	Value 12/31/20

Alternative Funds–8.25%

Invesco Fundamental Alternatives Fund, Class R6(b)	2.43%	$16,670,686	$7,939,252	$(2,651,212)	$(104,866)	$(18,898)	$492,109	792,845	$21,834,962

Invesco Global Infrastructure Fund, Class R6	0.98%	-	16,845,365	(8,643,975)	304,614	276,906	133,231	794,834	8,782,910

Invesco Global Real Estate Income Fund, Class R6	1.71%	-	14,199,798	-	1,180,804	-	176,768	1,807,356	15,380,602

Invesco Macro Allocation Strategy Fund, Class R6(c)	2.47%	-	20,444,421	-	1,812,283	-	-	2,445,792	22,256,704

Invesco Master Event-Linked Bond Fund, Class R6(b)	0.66%	17,036,668	4,326,125	(15,187,533)	(478,110)	207,085	931,649	376,971	5,904,235

Invesco Real Estate Fund, Class R6	-	-	13,523,857	(14,076,634)	-	552,777	56,020	-	-

Invesco SteelPath MLP Select 40 Fund, Class R6(b)	-	16,343,205	982,002	(11,876,817)	1,615,183	(7,063,573)	982,003	-	-
Total Alternative Funds		50,050,559	78,260,820	(52,436,171)	4,329,908	(6,045,703)	2,771,780		74,159,413

Domestic Equity Funds–51.85%

Invesco Comstock Select Fund, Class R6(b)	-	123,482,379	884,115	(102,107,430)	(36,089,523)	13,830,459	884,138	-	-

Invesco Discovery Mid Cap Growth Fund, Class R6(b)	9.11%	25,358,918	54,161,953	(13,079,627)	14,777,798	3,083,730	-	2,295,096	81,843,124

Invesco Main Street Small Cap Fund, Class R6(b)	10.07%	43,772,364	41,434,533	(11,992,039)	16,638,485	1,043,031	410,151	4,795,131	90,532,074

Invesco Russell 1000 Dynamic Multifactor ETF	8.30%	122,891,253	-	(55,901,058)	1,251,714	6,341,432	420,802	1,877,255	74,583,341

Invesco S&P 500® Low Volatility ETF	6.39%	-	54,442,727	-	3,002,909	-	388,236	1,021,619	57,445,636

Invesco S&P 500® Pure Growth ETF	8.00%	-	62,985,803	(2,088,613)	10,892,708	121,050	132,715	441,361	71,910,948

Invesco S&P SmallCap Low Volatility ETF	9.98%	-	81,017,380	(4,186,532)	12,650,325	208,305	863,188	2,201,509	89,689,478

Total Domestic Equity Funds		315,504,914	294,926,511	(189,355,299)	23,124,416	24,628,007	3,099,230		466,004,601

Fixed Income Funds–3.88%

Invesco Core Plus Bond Fund, Class R6	3.88%	-	35,508,053	(18,356)	(574,010)	1,063,711	293,611	3,052,059	34,915,561

Invesco Master Loan Fund, Class R6	-	16,461,794	452,020	(14,815,975)	198,115	(2,295,954)	454,600	-	-

Total Fixed Income Funds		16,461,794	35,960,073	(14,834,331)	(375,895)	(1,232,243)	748,211		34,915,561

Foreign Equity Funds–35.40%

Invesco Emerging Markets All Cap Fund, Class R6(b)	2.51%	-	20,962,588	(928,413)	2,456,586	979,573	278,732	528,205	22,586,038

Invesco Developing Markets Fund, Class R6(b)	2.84%	70,442,713	88,216	(47,625,452)	(12,949,467)	15,580,686	88,216	477,768	25,536,696

Invesco Emerging Markets Innovators Fund, Class R6(c)	-	44,889,665	-	(45,755,408)	(7,978,627)	8,844,370	4	-	-

Invesco Global Fund, Class R6(b)	12.23%	139,599,639	6,147,515	(56,017,369)	15,267,283	10,843,708	-	943,770	109,949,148

Invesco International Equity Fund, Class R6	-	70,432,516	-	(71,104,001)	(24,696,548)	25,368,033	21	-	-

Invesco International Select Equity Fund, Class R6(c)	3.94%	-	31,798,160	(3,298,486)	6,657,630	221,688	-	2,273,714	35,378,992

Invesco International Small-Mid Company Fund, Class R6(b)(d)	4.14%	60,024,874	3,142,968	(31,982,036)	(9,351,781)	18,107,853	-	672,227	37,153,996

Invesco Oppenheimer Global Infrastructure Fund, Class R6(c)	-	17,204,747	-	(13,986,074)	(1,877,427)	(1,341,246)	-	-	-

Invesco Oppenheimer International Growth Fund, Class R6	-	70,363,694	-	(72,375,419)	(34,566,707)	36,578,432	32	-	-

Invesco RAFI™ Strategic Developed ex-US ETF	3.96%	-	32,259,144	(2,381,944)	5,512,504	203,099	324,670	1,307,708	35,592,803

Invesco S&P Emerging Markets Low Volatility ETF	2.48%	-	20,637,422	(135,281)	1,810,866	(151)	267,072	1,000,128	22,312,856

Invesco S&P International Developed Low Volatility ETF	3.30%	-	28,438,037	(340,766)	1,519,072	3,520	242,876	987,658	29,619,863

Total Foreign Equity Funds		472,957,848	143,474,050	(345,930,649)	(58,196,616)	115,389,565	1,201,623		318,130,392

Real Estate Funds–0.00%

Invesco Oppenheimer Real Estate Fund, Class Y(c)	-	16,746,972	396,204	(13,467,853)	(972,117)	(2,703,206)	396,204	-	-

Money Market Funds–0.71%

Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)	0.23%	1,895,144	43,001,893	(42,844,690)	-	-	3,754	2,052,347	2,052,347

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Select Risk: High Growth Investor Fund

Invesco Select Risk: High Growth Investor Fund (continued)

Schedule of Investments in Affiliated Issuers–100.09%(a)

	% of Net Assets 12/31/20	Value 12/31/19	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/20	Value 12/31/20

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)	0.22%	$-	$20,469,370	$(18,526,234)	$56	$1,852		$5,072	1,944,460	$1,945,044

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)	0.26%	-	29,927,243	(27,581,704)	-	-		942	2,345,540	2,345,539

Total Money Market Funds		1,895,144	93,398,506	(88,952,628)	56	1,852		9,768		6,342,930

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $714,105,348)	100.09%	$873,617,231	$646,416,164	$(704,976,931)	$(32,090,248)	$130,038,272	(d)	$8,226,816		$899,552,897

OTHER ASSETS LESS LIABILITIES	(0.09)%									(822,154)

NET ASSETS	100.00%									$898,730,743

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective September 30, 2020, the underlying fund’s name changed.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(d)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Core Plus Bond Fund	$1,063,837
Invesco Emerging Markets All Cap Fund	884,296
Invesco Discovery Mid Cap Growth Fund	2,459,648
Invesco Global Fund	5,891,628
Invesco International Small-Mid Company Fund	2,787,882
Invesco Main Street Small Cap Fund	364,300

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Nikkei 225 Index	1	March-2021	$265,750	$10,262	$10,262
SPI 200 Index	1	March-2021	125,992	(1,004)	(1,004)
S&P/TSX 60 Index	1	March-2021	161,662	(1,550)	(1,550)
Stoxx Europe 600 Index	28	March-2021	681,559	13,821	13,821
E-Mini S&P 500 Index	27	March-2021	5,060,880	127,122	127,122
MSCI Emerging Market Index	6	March-2021	386,460	12,123	12,123
Total Futures Contracts				$160,774	$160,774

(a)	Futures contracts collateralized by $459,645 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Select Risk: High Growth Investor Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in affiliated underlying funds, at value (Cost $714,105,348)	$899,552,897

Other investments:
Variation margin receivable - futures contracts	159,441

Deposits with brokers:
Cash collateral - exchange-traded futures contracts	459,645

Cash	10,253

Receivable for:
Dividends - affiliated underlying funds	90,349

Fund shares sold	997,001

Investment for trustee deferred compensation and retirement plans	44,827

Other assets	40,359

Total assets	901,354,772

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	83,689

Fund shares reacquired	2,020,993

Accrued fees to affiliates	347,665

Accrued trustees’ and officers’ fees and benefits	8,996

Accrued other operating expenses	117,859

Trustee deferred compensation and retirement plans	44,827

Total liabilities	2,624,029

Net assets applicable to shares outstanding	$898,730,743

Net assets consist of:
Shares of beneficial interest	$696,883,644

Distributable earnings	201,847,099

$898,730,743

Net Assets:
Class A	$702,841,688

Class C	$104,857,562

Class R	$78,108,932

Class Y	$12,904,494

Class R5	$9,026

Class R6	$9,041

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	46,824,174

Class C	7,265,309

Class R	5,210,589

Class Y	853,559

Class R5	602

Class R6	603

Class A:
Net asset value per share	$15.01

Maximum offering price per share (Net asset value of $15.01 ÷ 94.50%)	$15.88

Class C:
Net asset value and offering price per share	$14.43

Class R:
Net asset value and offering price per share	$14.99

Class Y:
Net asset value and offering price per share	$15.12

Class R5:
Net asset value and offering price per share	$14.99

Class R6:
Net asset value and offering price per share	$14.99

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Select Risk: High Growth Investor Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends from affiliated underlying funds	$8,226,816

Interest	61

Total investment income	8,226,877

Expenses:
Custodian fees	31,186

Distribution fees:
Class A	1,445,435

Class C	1,103,362

Class R	322,981

Transfer agent fees - A, C, R and Y	1,088,401

Transfer agent fees - R5	9

Transfer agent fees - R6	9

Trustees’ and officers’ fees and benefits	25,089

Registration and filing fees	145,149

Reports to shareholders	84,028

Professional services fees	38,042

Other	13,957

Total expenses	4,297,648

Less: Expenses reimbursed and/or expense offset arrangement(s)	(6,698)

Net expenses	4,290,950

Net investment income	3,935,927

Realized and unrealized gain (loss) from:
Net realized gain from:
Affiliated underlying fund shares (includes net gains from securities sold to affiliates of $2,650,026)	116,586,681

Foreign currencies	30

Futures contracts	752,346

Capital gain distributions from affiliated underlying fund shares	13,451,591

130,790,648

Change in net unrealized appreciation (depreciation) of:
Affiliated underlying fund shares	(32,090,248)

Foreign currencies	1,506

Futures contracts	111,063

(31,977,679)

Net realized and unrealized gain	98,812,969

Net increase in net assets resulting from operations	$102,748,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Select Risk: High Growth Investor Fund

Statement of Changes in Net Assets

For the year ended December 31, 2020, period ended December 31, 2019, and the year ended January 31, 2019

	Year Ended December 31, 2020	Eleven Months Ended December 31, 2019	Year Ended January 31, 2019

Operations:
Net investment income	$ 3,935,927	$ 8,217,918	$ 4,011,259

Net realized gain	130,790,648	98,670,211	108,725,324

Change in net unrealized appreciation (depreciation)	(31,977,679)	24,008,478	(216,478,243)

Net increase (decrease) in net assets resulting from operations	102,748,896	130,896,607	(103,741,660)

Distributions to shareholders from distributable earnings:
Class A	(112,443,328)	(105,145,540)	(37,591,204)

Class C	(19,858,674)	(20,148,306)	(10,025,817)

Class R	(12,611,632)	(10,453,509)	(3,476,706)

Class Y	(2,208,552)	(3,518,568)	(1,467,025)

Class R5	(1,793)	(1,846)	-

Class R6	(1,798)	(1,852)	-

Total distributions from distributable earnings	(147,125,777)	(139,269,621)	(52,560,752)

Share transactions–net:
Class A	77,539,560	92,349,253	8,115,281

Class B(1)	-	-	(4,030,402)

Class C	(15,195,137)	(42,992,013)	(10,943,268)

Class R	14,635,149	11,201,132	6,877,354

Class Y	(7,472,987)	313,809	(33,926)

Class R5	-	10,000	-

Class R6	12	10,000	-

Net increase (decrease) in net assets resulting from share transactions	69,506,597	60,892,181	(14,961)

Net increase (decrease) in net assets	25,129,716	52,519,167	(156,317,373)

Net assets:
Beginning of year	873,601,027	821,081,860	977,399,233

End of year	$ 898,730,743	$ 873,601,027	$ 821,081,860

(1)	Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Select Risk: High Growth Investor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (e)
Class A
Year ended 12/31/20	$15.84	$0.09	$2.01	$2.10	$(0.10)	$(2.83)	$(2.93)	$15.01	13.52	%(f)	$702,842	0.42	%(f)(g)	0.42	%(f)(g)	0.62	%(f)(g)	70%
Eleven months ended 12/31/19	16.13	0.19	2.53	2.72	(0.18)	(2.83)	(3.01)	15.84	16.94		657,555	0.46	(h)	0.46	(h)	1.21	(h)	31
Year ended 01/31/19	19.46	0.11	(2.31)	(2.20)	(0.18)	(0.95)	(1.13)	16.13	(10.71)		574,046	0.45		0.45		0.62		38
Year ended 01/31/18	15.59	0.07	4.24	4.31	(0.27)	(0.17)	(0.44)	19.46	27.83		674,845	0.46		0.47		0.42		8
Year ended 01/31/17	13.99	0.14	1.74	1.88	(0.16)	(0.12)	(0.28)	15.59	13.52		537,926	0.48		0.48		0.93		6
Year ended 01/31/16(i)	14.87	0.07	(0.76)	(0.69)	(0.19)	-	(0.19)	13.99	(4.78)		492,539	0.48		0.48		0.45		8
Class C
Year ended 12/31/20	15.37	(0.02)	1.93	1.91	(0.02)	(2.83)	(2.85)	14.43	12.66		104,858	1.18	(g)	1.18	(g)	(0.14	)(g)	70
Eleven months ended 12/31/19	15.71	0.07	2.46	2.53	(0.04)	(2.83)	(2.87)	15.37	16.16		127,666	1.22	(h)	1.22	(h)	0.45	(h)	31
Year ended 01/31/19	18.96	(0.02)	(2.24)	(2.26)	(0.04)	(0.95)	(0.99)	15.71	(11.39)		169,142	1.20		1.20		(0.13)		38
Year ended 01/31/18	15.21	(0.06)	4.12	4.06	(0.14)	(0.17)	(0.31)	18.96	26.83		212,996	1.21		1.22		(0.36)		8
Year ended 01/31/17	13.65	0.02	1.71	1.73	(0.05)	0.12	(0.17)	15.21	12.71		180,365	1.23		1.23		0.16		6
Year ended 01/31/16(i)	14.52	(0.05)	(0.75)	(0.80)	(0.07)	-	(0.07)	13.65	(5.51)		172,605	1.23		1.23		(0.31)		8
Class R
Year ended 12/31/20	15.83	0.05	2.00	2.05	(0.06)	(2.83)	(2.89)	14.99	13.22		78,109	0.68	(g)	0.68	(g)	0.36	(g)	70
Eleven months ended 12/31/19	16.11	0.15	2.53	2.68	(0.13)	(2.83)	(2.96)	15.83	16.72		66,628	0.72	(h)	0.72	(h)	0.96	(h)	31
Year ended 01/31/19	19.44	0.07	(2.31)	(2.24)	(0.14)	(0.95)	(1.09)	16.11	(10.97)		56,312	0.70		0.70		0.37		38
Year ended 01/31/18	15.59	0.04	4.21	4.25	(0.23)	(0.17)	(0.40)	19.44	27.44		59,559	0.71		0.72		0.22		8
Year ended 01/31/17	13.98	0.10	1.75	1.85	(0.12)	(0.12)	(0.24)	15.59	13.31		45,222	0.73		0.73		0.68		6
Year ended 01/31/16(i)	14.86	0.03	(0.77)	(0.74)	(0.14)	-	(0.14)	13.98	(5.02)		41,159	0.73		0.73		0.19		8
Class Y
Year ended 12/31/20	15.93	0.13	2.03	2.16	(0.14)	(2.83)	(2.97)	15.12	13.82		12,904	0.18	(g)	0.18	(g)	0.86	(g)	70
Eleven months ended 12/31/19	16.20	0.23	2.55	2.78	(0.22)	(2.83)	(3.05)	15.93	17.24		21,733	0.22	(h)	0.22	(h)	1.46	(h)	31
Year ended 01/31/19	19.55	0.16	(2.33)	(2.17)	(0.23)	(0.95)	(1.18)	16.20	(10.50)		21,582	0.21		0.21		0.87		38
Year ended 01/31/18	15.67	0.13	4.23	4.36	(0.31)	(0.17)	(0.48)	19.55	28.04		25,773	0.22		0.23		0.72		8
Year ended 01/31/17	14.05	0.18	1.76	1.94	(0.20)	(0.12)	(0.32)	15.67	13.88		19,517	0.23		0.23		1.18		6
Year ended 01/31/16(i)	14.94	0.11	(0.77)	(0.66)	(0.23)	-	(0.23)	14.05	(4.53)		20,784	0.23		0.23		0.71		8
Class R5
Year ended 12/31/20	15.82	0.14	2.01	2.15	(0.15)	(2.83)	(2.98)	14.99	13.83		9	0.14	(g)	0.14	(g)	0.90	(g)	70
Period ended 12/31/19(j)	16.60	0.16	2.12	2.28	(0.23)	(2.83)	(3.06)	15.82	13.83		10	0.14	(h)	0.14	(h)	1.53	(h)	31
Class R6
Year ended 12/31/20	15.82	0.14	2.01	2.15	(0.15)	(2.83)	(2.98)	14.99	13.87		9	0.10	(g)	0.14	(g)	0.94	(g)	70
Period ended 12/31/19(j)	16.60	0.17	2.12	2.29	(0.24)	(2.83)	(3.07)	15.82	13.90		10	0.10	(h)	0.10	(h)	1.58	(h)	31

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.64% for the year ended December 31, 2020.

(d)

Does not include indirect expenses from affiliated fund fees and expenses of 0.67%, 0.71%, 0.70%, 0.70% and 0.68% for the eleven months ended December 31, 2019, and for the years ended January 31, 2019,2018, 2017 and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the year ended ended December 31, 2020.
(g)	Ratios are based on average daily net assets (000’s omitted) of $600,345, $110,336, $64,596, $13,426, $9 and $9 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(h)	Annualized.
(i)	The last business day of the reporting period was January 29, 2016.
(j)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Select Risk: High Growth Investor Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Select Risk: High Growth Investor Fund, formerly Invesco Oppenheimer Portfolio Series Growth Invesco Fund, (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to seek total return.

    The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

14	Invesco Select Risk: High Growth Investor Fund

other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses - Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

I.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

J.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and

15	Invesco Select Risk: High Growth Investor Fund

they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

L.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Advisor indirectly as a shareholder of the underlying funds.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through April 30, 2022, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.45%, 1.20%, 0.70%, 0.20%, 0.15% and 0.10%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the expense reimbursement agreement, it will terminate on April 30, 2022. uring its term, the expense reimbursement agreement cannot be terminated or amended to increase the expense limits or reduce the expense reimbursement without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such reimbursements prior to the end of each fiscal year.

    For the year ended December 31, 2020, the Adviser reimbursed class level expenses of $4 of Class R6 shares.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $151,738 in front-end sales commissions from the sale of Class A shares and $816 and $4,664 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s

16	Invesco Select Risk: High Growth Investor Fund

own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$887,305,732	$5,904,235	$-	$893,209,967

Money Market Funds	6,342,930	-	-	6,342,930

Total Investments in Securities	893,648,662	5,904,235	-	899,552,897

Other Investments - Assets*

Futures Contracts	163,328	-	-	163,328

Other Investments - Liabilities*

Futures Contracts	(2,554)	-	-	(2,554)

Total Other Investments	160,774	-	-	160,774

Total Investments	$893,809,436	$5,904,235	$-	$899,713,671

*	Unrealized appreciation (depreciation).

NOTE 4-Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

      For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

Value
Equity
Derivative Assets	Risk

Unrealized appreciation on futures contracts - Exchange-Traded(a)	$163,328

Derivatives not subject to master netting agreements	(163,328)

Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Value
Equity
Derivative Liabilities	Risk

Unrealized depreciation on futures contracts - Exchange-Traded(a)	$(2,554)

Derivatives not subject to master netting agreements	2,554

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Equity
Risk

Realized Gain:
Futures contracts	$752,346

Change in Net Unrealized Appreciation:
Futures contracts	111,063

Total	$863,409

17	Invesco Select Risk: High Growth Investor Fund

    The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$5,693,519

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $35,751,626 and securities sales of $24,380,952, which resulted in net realized gains of $2,650,026.

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,694.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended December 31, 2020, Period Ended December 31, 2019 and the Year Ended January 31, 2019:

	Year Ended December 31, 2020	Eleven months Ended December 31, 2019	Year Ended January 31, 2019

Ordinary income*	$ 4,401,012	$ 10,154,808	$ 7,210,396

Long-term capital gain	142,724,765	129,114,813	45,350,356

Total distributions	$147,125,777	$139,269,621	$52,560,752

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$1,695,399

Undistributed long-term capital gain	16,402,105

Net unrealized appreciation – investments	183,797,772

Net unrealized appreciation - foreign currencies	2,558

Temporary book/tax differences	(50,735)

Shares of beneficial interest	696,883,644

Total net assets	$898,730,743

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, partnership transactions and futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2020.

18	Invesco Select Risk: High Growth Investor Fund

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $553,017,663 and $616,024,650, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$184,374,336

Aggregate unrealized (depreciation) of investments	(576,564)

Net unrealized appreciation of investments	$183,797,772

    Cost of investments for tax purposes is $715,915,899.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership transactions and real estate investment trust distributions, on December 31, 2020, undistributed net investment income was increased by $2,112,393, undistributed net realized gain was decreased by $1,987,041 and shares of beneficial interest was decreased by $125,352. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended		Eleven months ended		Year ended
	December 31, 2020		December 31, 2019		January 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	3,766,213	$55,731,468	3,077,676	$52,885,914	3,382,506	$60,652,621

Class B(a)	-	-	-	-	1,300	23,534

Class C	1,172,018	16,664,301	897,611	14,924,690	1,208,629	20,887,085

Class R	1,013,843	15,038,771	827,790	14,163,435	934,269	16,635,893

Class Y	295,588	4,450,502	258,427	4,422,149	320,289	5,876,474

Class R5(b)	-	-	602	10,000	-	-

Class R6(b)	1	10	602	10,000	-	-

Issued as reinvestment of dividends:
Class A	7,476,052	110,643,287	6,639,492	104,704,791	2,546,191	37,352,617

Class C	1,385,200	19,711,412	1,312,389	20,092,675	698,214	9,991,408

Class R	852,647	12,604,454	657,923	10,368,872	231,695	3,398,976

Class Y	132,110	1,968,440	221,428	3,511,844	99,331	1,464,129

Class R6(b)	-2		-	-	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	1,600,717	23,715,740	2,457,872	42,305,287	-	-

Class C	(1,661,206)	(23,715,740)	(2,530,402)	(42,305,287)	-	-

Reacquired:
Class A	(7,535,932)	(112,550,935)	(6,255,775)	(107,546,739)	(5,011,396)	(89,889,957)

Class B(a)	-	-	-	-	(221,037)	(4,053,936)

Class C	(1,935,574)	(27,855,110)	(2,139,298)	(35,704,091)	(2,374,231)	(41,821,761)

Class R	(865,742)	(13,008,076)	(770,638)	(13,331,175)	(734,930)	(13,157,515)

Class Y	(938,427)	(13,891,929)	(447,600)	(7,620,184)	(405,596)	(7,374,529)

Net increase (decrease) in share activity	4,757,508	$69,506,597	4,208,099	$60,892,181	675,234	$(14,961)

(a)	All outstanding Class B shares converted to Class A shares on June 1, 2018.
(b)	Commencement date after the close of business on May 24, 2019.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

19	Invesco Select Risk: High Growth Investor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Select Risk: High Growth Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select Risk: High Growth Investor Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for the year ended December 31, 2020 and the eleven months ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2020 and the eleven months ended December 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the year ended December 31, 2020 and the eleven months ended December 31, 2019 for Class A, Class C, Class R and Class Y.
For the year ended December 31, 2020 and the period May 24, 2019 (commencement of operations) through December 31, 2019 for Class R5 and Class R6.

The financial statements of Invesco Select Risk: High Growth Investor Fund (formerly known as Oppenheimer Portfolio Series Growth Investor Fund) as of and for the year ended January 31, 2019 and the financial highlights for each of the periods ended on or prior to January 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Select Risk: High Growth Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,243.50	$2.37	$1,023.03	$2.14	0.42%
Class C	1,000.00	1,238.70	6.64	1,019.20	5.99	1.18
Class R	1,000.00	1,242.10	3.83	1,021.72	3.46	0.68
Class Y	1,000.00	1,245.20	1.02	1,024.23	0.92	0.18
Class R5	1,000.00	1,245.40	0.79	1,024.43	0.71	0.14
Class R6	1,000.00	1,245.80	0.56	1,024.63	0.51	0.10

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

21	Invesco Select Risk: High Growth Investor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$142,724,765
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	86.53%
Business Interest Income*	11.67%
U.S. Treasury Obligations*	0.48%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22	Invesco Select Risk: High Growth Investor Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Select Risk: High Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco Select Risk: High Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Select Risk: High Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Select Risk: High Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation	N/A	N/A

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Select Risk: High Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-6	Invesco Select Risk: High Growth Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Select Risk: High Growth Investor Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                        Invesco Distributors, Inc.                                                                                  O-OPSGI-AR-1

Annual Report to Shareholders	December 31, 2020

Invesco Select Risk: Moderate Investor Fund
Nasdaq:
A: OAMIX ∎ C: OCMIX ∎ R: ONMIX ∎ S: PXMSX ∎ Y: OYMIX ∎ R5: PXMQX ∎ R6: PXMMX

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Class A shares of Invesco Select Risk: Moderate Investor Fund (the Fund), at net asset value (NAV), underper- formed the Custom Invesco Select Risk: Moderate Investor Index, the Fund’s style- specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.67%
Class C Shares	10.70
Class R Shares	11.32
Class S Shares*	11.83
Class Y Shares	11.97
Class R5 Shares	12.04
Class R6 Shares	12.04
Bloomberg Barclays Global Aggregate Bond Index, Hedged▼	5.58
MSCI All Country World Index▼	16.25
Custom Invesco Select Risk: Moderate Investor Index∎	12.94
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.
*Class S shares incepted May 15, 2020. See page 5 for more information.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of the year, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined level of risk. From an absolute performance perspective, strategic allocations to US equity and fixed income produced positive performance and contributed to results. Exposures to large-, mid- and small-cap US equities were the leading contributors to positive absolute performance. On the fixed income side, exposures to US and international corporate bonds were contributors to positive absolute performance. In contrast, strategic allocations to alternative investments such as master limited partnerships, real estate and infrastructure produced negative returns and were the leading detractors from absolute performance.

Relative to the Fund’s custom index, manager selection and an overweight allocation to alternatives were the leading detractors from relative performance results. Within the allocation to alternatives, Invesco Global Real Estate Income Fund, Invesco SteelPath MLP Select 40 Fund, Invesco All Cap Market Neutral Fund and Invesco Fundamental Alternatives Fund were the leading detractors from relative performance. Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short- and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite. Manager selection within the US equity allocation also detracted from relative performance. Within the allocation to large-cap US equities, Invesco Comstock Fund and Invesco S&P 500 Low Volatility ETF were the primary detractors from relative performance results. The two underlying holdings have tilts towards value, low volatility or dividend yield factors, which were the worst performing large-cap equity factors during the year.

    Conversely, manager selection and an overweight allocation to US small- and mid-cap equities contributed to relative performance results. Invesco Discovery Mid Cap Growth Fund and Invesco Main Street Small Cap Fund each posted strong gains for the year and contributed to relative performance. Manager selection within the allocation to international equities also benefited relative performance. Within the allocation, Invesco Global Fund and Invesco International Select Equity Fund outperformed their respective benchmark indices and were notable contributors to relative performance.

    Please note that the Fund and some of the Fund’s underlying funds use derivatives, including futures, forward contracts, and total return swaps, which may create economic leverage in the underlying funds. Therefore, some of the Fund’s performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    It has been our privilege to oversee Invesco Select Risk: Moderate Investor Fund, and we thank you for your continued investment.

Portfolio manager(s):

Jeffrey Bennett

Jacob Borbidge

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2                     Invesco Select Risk: Moderate Investor Fund

See important Fund and, if applicable, index disclosures later in this report.

3                     Invesco Select Risk: Moderate Investor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                     Invesco Select Risk: Moderate Investor Fund

Average Annual Total Returns
As of 12/31/20, including maximum applicable sales charges

Class A Shares
Inception (4/5/05)	4.35%
10 Years	6.45
5 Years	7.25
1 Year	5.50

Class C Shares
Inception (4/5/05)	4.31%
10 Years	6.41
5 Years	7.65
1 Year	9.71

Class R Shares
Inception (4/5/05)	4.45%
10 Years	6.77
5 Years	8.19
1 Year	11.32

Class S Shares
10 Years	7.07%
5 Years	8.50
1 Year	11.83

Class Y Shares
Inception (4/5/05)	5.03%
10 Years	7.31
5 Years	8.74
1 Year	11.97

Class R5 Shares
10 Years	7.11%
5 Years	8.58
1 Year	12.04

Class R6 Shares
10 Years	7.12%
5 Years	8.59
1 Year	12.04

Effective May 24, 2019, Class A, Class C, Class R and Class Y shares of the Oppenheimer Portfolio Series: Moderate Investor Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Invesco Select Risk: Moderate Investor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class S shares incepted on May 15, 2020. Performance shown above is that of the Fund’s and the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                     Invesco Select Risk: Moderate Investor Fund

Supplemental Information

Invesco Select Risk: Moderate Investor Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays Global Aggregate Bond Index, Hedged tracks fixed income performance of regions around the world while hedging the currency back to the US dollar.
∎	The Custom Invesco Select Risk: Moderate Investor Index is composed of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Bond Index, Hedged.
∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                     Invesco Select Risk: Moderate Investor Fund

Fund Information

Portfolio Composition*

By fund type	% of total investments
Equity Funds	58.51%
Fixed Income Funds	33.57
Alternative Funds	7.33
Money Market Funds	0.59

*  Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of December 31, 2020.

7                     Invesco Select Risk: Moderate Investor Fund

Invesco Select Risk: Moderate Investor Fund

Schedule of Investments in Affiliated Issuers–99.86%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	12/31/20	12/31/19	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/20	12/31/20

Alternative Funds–7.31%
Invesco Fundamental Alternatives Fund, Class R6(b)	2.44%	$32,163,622	$24,636,288	$(392,452)	$64,717	$(1,276)	$1,272,721	2,050,505	$56,470,899
Invesco Global Real Estate Income Fund, Class R6	1.72%	–	39,207,915	(946,816)	1,653,676	(136,509)	598,997	4,674,297	39,778,266
Invesco Macro Allocation Strategy Fund, Class R6(c)	2.49%	–	53,627,661	(831,379)	4,759,655	5,720	–	6,325,457	57,561,657
Invesco Master Event-Linked Bond Fund, Class R6(b)	0.66%	55,314,313	2,875,453	(42,017,060)	(1,985,662)	1,167,263	2,892,670	980,335	15,354,307
Invesco Real Estate Fund, Class R6	–	–	26,135,877	(27,283,734)	–	1,147,857	111,467	–	–
Invesco SteelPath MLP Select 40 Fund, Class R6(b)	–	26,531,391	1,594,072	(19,614,175)	3,001,836	(11,513,124)	1,594,072	–	–
Total Alternative Funds		114,009,326	148,077,266	(91,085,616)	7,494,222	(9,330,069)	6,469,927		169,165,129
Asset Allocation Funds–0.00%
Invesco Balanced Risk Allocation, Class R6	–	–	28,935,930	(30,509,544)	–	1,573,614	8	–	–
Domestic Equity Funds–39.42%
Invesco All Cap Market Neutral Fund, Class R6	–	–	18,491,836	(13,413,732)	–	(5,078,104)	–	–	–
Invesco American Franchise Fund, Class R6(c)	–	–	8,163,885	(32,896,617)	–	24,732,732	20	–	–
Invesco Comstock Fund, Class R6	–	–	29,888,221	(34,664,439)	–	4,776,218	207,190	–	–
Invesco Comstock Select Fund, Class R6	–	165,225,581	1,177,325	(136,797,159)	(46,386,044)	16,780,297	1,177,325	–	–
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	7.07%	45,124,049	116,744,834	(28,408,250)	28,731,764	6,296,853	–	4,586,135	163,541,574
Invesco Diversified Dividend Fund, Class R6	–	–	29,934,432	(47,090,175)	–	17,155,743	345,666	–	–
Invesco Equally-Weighted S&P 500, Class R6	–	–	48,423,572	(61,303,756)	–	12,880,184	11	–	–
Invesco Long/Short Equity Fund, Class R6	–	–	17,459,418	(11,092,814)	–	(6,366,604)	–	–	–
Invesco Main Street Small Cap Fund, Class R6(b)	8.65%	58,951,677	126,894,215	(26,785,251)	38,783,573	3,001,653	–	10,594,719	200,028,292
Invesco Russell 1000 Dynamic Multifactor ETF	5.53%	165,162,130	3,028,110	(58,219,312)	9,180,879	8,706,445	2,313,161	3,218,179	127,858,252
Invesco S&P 500® Low Volatility ETF	4.94%	–	109,540,551	(1,342,229)	6,068,085	17,750	789,791	2,032,441	114,284,157
Invesco S&P 500® Pure Growth ETF	4.99%	–	95,918,916	(8,594,239)	27,584,927	559,539	292,626	708,704	115,469,143
Invesco S&P MidCap Low Volatility ETF	–	–	10,621,496	(13,440,156)	–	2,818,660	88,165	–	–
Invesco S&P SmallCap Low Volatility ETF	8.24%	–	182,083,081	(17,536,189)	26,937,653	(1,067,740)	1,926,987	4,673,952	190,416,805
Invesco Small Cap Equity Fund, Class R6	–	–	11,642,130	(15,254,274)	–	3,612,144	3	–	–
Invesco Small Cap Value Fund, Class R6	–	–	8,218,327	(7,565,427)	–	(652,900)	4	–	–
Total Domestic Equity Funds		434,463,437	818,230,349	(514,404,019)	90,900,837	88,172,870	7,140,949		911,598,223
Fixed Income Funds–33.53%
Invesco Emerging Markets Sovereign Debt ETF, Class R6	–	–	10,158,552	(10,272,497)	–	113,945	120,544	–	–
Invesco Core Bond Fund, Class R6(b)	–	187,004,350	9,642,459	(199,934,044)	(8,933,742)	19,545,249	369,168	–	–
Invesco Core Plus Bond Fund, Class R6	14.79%	–	360,480,191	(7,923,125)	(10,452,868)	10,171,947	3,676,387	29,897,345	342,025,626
Invesco Emerging Markets Local Debt Fund, Class R6	–	–	10,877,619	(10,457,108)	–	(420,511)	68,007	–	–
Invesco Floating Rate ESG Fund, Class R6(d)	–	–	22,725,053	(21,333,266)	–	(1,391,787)	212,220	–	–
Invesco High Yield Fund, Class R6	–	–	20,671,824	(22,384,962)	–	1,713,138	355,941	–	–
Invesco Income Fund, Class R6	3.06%	–	66,433,579	(1,856,886)	6,090,766	18,964	1,423,872	9,050,758	70,686,423
Invesco International Bond Fund, Class R6(b)	3.61%	130,802,159	7,926,424	(58,250,803)	2,397,423	552,508	3,790,142	14,285,567	83,427,711
Invesco Master Loan Fund, Class R6(b)	2.06%	61,083,231	6,084,744	(13,033,167)	(5,557,033)	(834,594)	2,713,041	3,082,632	47,743,181

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Select Risk: Moderate Investor Fund

Invesco Select Risk: Moderate Investor Fund (continued)

Schedule of Investments in Affiliated Issuers–99.86%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	12/31/20	12/31/19	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/20	12/31/20

Invesco Oppenheimer Limited-Term Government Fund, Class R6	–	$74,283,585	$1,142,772	$(77,525,479)	$2,171,518	$(72,396)	$1,299,612	–	$–
Invesco Oppenheimer Master Inflation Protected Securities Fund, Class R6	–	32,986,038	169,580	(34,604,437)	(2,162,908)	3,611,727	188,649	–	–
Invesco Quality Income Fund, Class R5	–	–	20,061,208	(20,150,178)	–	88,970	195,544	–	–
Invesco Short Duration Inflation, Class R6	–	–	19,746,233	(20,203,425)	–	457,192	49,479	–	–
Invesco Short Term Bond Fund, Class R6	–	–	20,320,956	(20,686,037)	–	365,081	129,545	–	–
Invesco Taxable Municipal Bond ETF	6.53%	–	152,072,097	(3,482,991)	2,610,691	(56,976)	1,624,263	4,511,726	151,142,821
Invesco Variable Rate Investment Grade ETF	3.48%	–	80,413,283	(803,283)	788,520	4,181	272,775	3,217,395	80,402,701
Total Fixed Income Funds		486,159,363	808,926,574	(522,901,688)	(13,047,633)	33,866,638	16,489,189		775,428,463
Foreign Equity Funds–19.01%
Invesco Emerging Markets All Cap Fund, Class R6	1.50%	–	32,270,138	(2,975,841)	5,289,943	1,550,223	432,525	812,962	34,762,248
Invesco Developing Markets Fund, Class R6(b)	1.94%	83,322,488	2,911,034	(47,049,079)	(1,616,709)	7,384,693	146,667	841,018	44,952,427
Invesco Emerging Markets Innovators Fund, Class R6(b)(c)	–	26,102,901	–	(26,645,573)	(4,632,735)	5,175,407	9	–	–
Invesco Global Fund, Class R6(b)	7.59%	148,431,689	25,994,715	(29,552,991)	28,966,064	11,444,776	–	1,507,844	175,663,810
Invesco Global Infrastructure Fund, Class R6	1.01%	–	32,070,750	(9,939,589)	841,952	292,485	302,743	2,105,484	23,265,598
Invesco International Equity Fund, Class R6(b)	–	81,373,862	–	(82,558,589)	(25,100,183)	26,284,910	10	–	–
Invesco International Growth Fund, Class R6	–	–	25,707,124	(35,335,121)	–	9,627,997	26	–	–
Invesco International Select Equity Fund, Class R6(c)	1.98%	–	36,813,705	(6,503,822)	14,744,550	695,257	–	2,940,211	45,749,690
Invesco International Small-Mid Company Fund, Class R6(b)	2.06%	49,638,797	4,177,228	(12,910,193)	5,123,608	5,208,914	–	861,829	47,633,263
Invesco Low Volatility Emerging Markets Fund, Class R6	–	–	6,084,208	(5,176,357)	–	(907,851)	32,087	–	–
Invesco Oppenheimer Global Infrastructure Fund, Class R6(c)	–	30,530,881	–	(24,819,147)	(3,951,952)	(1,759,782)	–	–	–
Invesco Oppenheimer International Growth Fund, Class R6	–	83,473,002	–	(86,441,050)	(39,634,153)	42,602,201	24	–	–
Invesco RAFI™ Strategic Developed ex-US ETF	0.99%	–	38,101,529	(17,887,667)	3,980,303	(1,316,926)	415,838	840,528	22,877,239
Invesco S&P International Developed Low Volatility ETF	1.94%	–	43,680,996	(1,309,987)	2,447,378	23,351	390,683	1,495,223	44,841,738
Total Foreign Equity Funds		502,873,620	247,811,427	(389,105,006)	(13,541,934)	106,305,655	1,720,612		439,746,013
Real Estate Funds–0.00%
Invesco Oppenheimer Real Estate Fund, Class Y(c)	–	34,546,135	765,600	(28,349,116)	(10,686,420)	3,723,801	765,600	–	–
Money Market Funds–0.59%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)	0.21%	6,007,491	103,492,439	(104,734,560)	–	–	11,897	4,765,369	4,765,370
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)	0.15%	–	63,219,966	(59,723,431)	(110)	2,943	6,520	3,498,319	3,499,368
Invesco Treasury Portfolio, Institutional Class, 0.01%(e)	0.23%	–	97,971,360	(92,525,223)	–	–	1,486	5,446,137	5,446,137
Total Money Market Funds		6,007,491	264,683,765	(256,983,214)	(110)	2,943	19,903		13,710,875
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $1,989,491,489)	99.86%	$1,578,059,372	$2,317,430,911	$(1,833,338,203)	$61,118,962	$224,315,452 (f)	$32,606,188		$2,309,648,703
OTHER ASSETS LESS LIABILITIES	0.14%								3,147,451
NET ASSETS	100.00%								$2,312,796,154
Investment Abbreviations:

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Select Risk: Moderate Investor Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s Investment adviser.
(b)	Effective September 30, 2020, the underlying fund’s name changed.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2020.
(d)	Effective August 21, 2020, the underlying fund’s name changed.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Core Bond Fund	$7,324,272
Invesco Core Plus Bond Fund	10,250,519
Invesco Emerging Markets All Cap Fund	1,372,215
Invesco Discovery Mid Cap Growth Fund	4,947,676
Invesco Global Fund	9,620,443
Invesco International Small-Mid Company Fund	3,605,091
Invesco Main Street Small Cap Fund	817,575

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

Nikkei 225 Index	1	March-2021	$265,750	$10,262	$ 10,262

SPI 200 Index	1	March-2021	125,992	(1,004)	(1,004)

S&P/TSX 60 Index	1	March-2021	161,662	(1,550)	(1,550)

Stoxx Europe 600 Index	23	March-2021	559,852	11,353	11,353

E-Mini S&P 500 Index	45	March-2021	8,434,800	211,870	211,870

MSCI Emerging Market Index	6	March-2021	386,460	12,123	12,123

Subtotal				243,054	243,054

Interest Rate Risk

Canada 10 Year Bonds	69	March-2021	8,082,253	22,079	22,079

EURO-BTP	83	March-2021	15,413,351	94,135	94,135

Euro-Bund	49	March-2021	10,633,682	22,064	22,064

EURO-OAT	92	March-2021	18,866,089	51,518	51,518

Japanese Bonds, 10 yr.	45	March-2021	66,208,900	(56,838)	(56,838)

Long Gilt	111	March-2021	20,573,968	219,922	219,922

Subtotal				352,880	352,880

Total Futures Contracts				$595,934	$595,934

(a)	Futures contracts collateralized by $2,229,556 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Select Risk: Moderate Investor Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in affiliated underlying funds, at value (Cost $1,989,491,489)	$2,309,648,703

Other investments:
Variation margin receivable – futures contracts	897,452

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	2,229,556

Cash	351,729

Receivable for:
Fund shares sold	1,506,557

Dividends - affiliated underlying funds	1,541,788

Investment for trustee deferred compensation and retirement plans	238,896

Other assets	57,508

Total assets	2,316,472,189

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	1,355,815

Fund shares reacquired	866,203

Accrued fees to affiliates	960,128

Accrued trustees’ and officers’ fees and benefits	11,923

Accrued other operating expenses	220,522

Trustee deferred compensation and retirement plans	261,444

Total liabilities	3,676,035

Net assets applicable to shares outstanding	$2,312,796,154

Net assets consist of:
Shares of beneficial interest	$1,965,603,563

Distributable earnings	347,192,591

$2,312,796,154

Net Assets:
Class A	$1,851,149,017

Class C	$250,605,477

Class R	$153,447,828

Class S	$26,338,568

Class Y	$29,097,484

Class R5	$10,763

Class R6	$2,147,017

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	154,907,326

Class C	21,486,875

Class R	12,945,547

Class S	2,202,877

Class Y	2,416,836

Class R5	901

Class R6	179,640

Class A:
Net asset value per share	$11.95

Maximum offering price per share (Net asset value of $11.95 ÷ 94.50%)	$12.65

Class C:
Net asset value and offering price per share	$11.66

Class R:
Net asset value and offering price per share	$11.85

Class S:
Net asset value and offering price per share	$11.96

Class Y:
Net asset value and offering price per share	$12.04

Class R5:
Net asset value and offering price per share	$11.95

Class R6:
Net asset value and offering price per share	$11.95

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Select Risk: Moderate Investor Fund

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends from affiliated underlying funds	$32,606,188

Interest	2,224

Total investment income	32,608,412

Expenses:
Custodian fees	17,152

Distribution fees:
Class A	3,348,405

Class C	2,705,067

Class R	659,269

Class S	23,002

Transfer agent fees– A, C, R, S and Y	2,375,936

Transfer agent fees – R5	9

Transfer agent fees – R6	437

Trustees’ and officers’ fees and benefits	42,945

Registration and filing fees	160,340

Reports to shareholders	108,395

Professional services fees	30,817

Other	21,572

Total expenses	9,493,346

Less: Expenses reimbursed and/or expense offset arrangement(s)	(1,323,484)

Net expenses	8,169,862

Net investment income	24,438,550

Realized and unrealized gain from:
Net realized gain (loss) from:
Affiliated underlying fund shares (includes net gains from securities sold to affiliates of $737,104)	186,377,661

Foreign currencies	(48,349)

Futures contracts	4,301,124

Capital gain distributions from affiliated underlying fund shares	37,937,791

228,568,227

Change in net unrealized appreciation (depreciation) of:
Affiliated underlying fund shares	61,118,962

Foreign currencies	(11,949)

Futures contracts	1,329,338

62,436,351

Net realized and unrealized gain	291,004,578

Net increase in net assets resulting from operations	$315,443,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco Select Risk: Moderate Investor Fund

Statement of Changes in Net Assets

For the year ended December 31, 2020, period ended December 31, 2019, and the year ended January 31, 2019

	Year Ended	Eleven Months Ended	Year Ended
	December 31, 2020	December 31, 2019	January 31, 2019

Operations:
Net investment income	$ 24,438,550	$ 25,195,616	$ 22,680,800

Net realized gain	228,568,227	97,577,472	77,937,283

Change in net unrealized appreciation (depreciation)	62,436,351	66,624,855	(182,545,894)

Net increase (decrease) in net assets resulting from operations	315,443,128	189,397,943	(81,927,811)

Distributions to shareholders from distributable earnings:
Class A	(167,706,820)	(113,072,823)	(29,193,711)

Class C	(27,946,505)	(25,373,404)	(7,444,350)

Class R	(14,777,296)	(12,538,267)	(2,967,500)

Class S	(2,009,347)	–	–

Class Y	(2,737,032)	(1,817,824)	(429,520)

Class R5	(2,300)	(1,106)	–

Class R6	(167,945)	(1,111)	–

Total distributions from distributable earnings	(215,347,245)	(152,804,535)	(40,035,081)

Share transactions–net:
Class A	607,909,174	95,794,166	(48,223,970)

Class B	–	–	(6,160,529)

Class C	(28,203,400)	(96,796,919)	(21,711,027)

Class R	19,823,192	12,286,885	1,510,659

Class S	22,527,739	–	–

Class Y	9,423,010	2,391,626	(844,964)

Class R5	(1,109)	10,000	–

Class R6	1,984,738	10,000	–

Net increase (decrease) in net assets resulting from share transactions	633,463,344	13,695,758	(75,429,831)

Net increase (decrease) in net assets	733,559,227	50,289,166	(197,392,723)

Net assets:
Beginning of year	1,579,236,927	1,528,947,761	1,726,340,484

End of year	$2,312,796,154	$1,579,236,927	$1,528,947,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                     Invesco Select Risk: Moderate Investor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income to average net assets		Portfolio turnover(e)
Class A
Year ended 12/31/20	$11.96	$0.16	$1.14	$1.30	$(0.18)	$(1.13)	$(1.31)	$11.95	11.67	%(f)	$1,851,149	0.31	%(f)(g)	0.38	%(f)(g)	1.42	%(f)(g)	88%
Eleven months ended 12/31/19	11.72	0.22	1.32	1.54	(0.36)	(0.94)	(1.30)	11.96	13.13		1,156,291	0.40	(h)	0.47	(h)	1.95	(h)	16
Year ended 01/31/19	12.66	0.20	(0.80)	(0.60)	(0.21)	(0.13)	(0.34)	11.72	(4.59)		1,037,833	0.41		0.48		1.61		40
Year ended 01/31/18	11.06	0.14	1.69	1.83	(0.23)	–	(0.23)	12.66	16.59		1,169,055	0.41		0.49		1.20		6
Year ended 01/31/17	10.13	0.18	0.93	1.11	(0.18)	–	(0.18)	11.06	10.95		1,050,230	0.44		0.51		1.63		7
Year ended 01/31/16(i)	10.66	0.12	(0.57)	(0.45)	(0.08)	–	(0.08)	10.13	(4.24)		965,539	0.43		0.50		1.15		5
Class C
Year ended 12/31/20	11.72	0.07	1.09	1.16	(0.09)	(1.13)	(1.22)	11.66	10.70		250,605	1.08	(g)	1.15	(g)	0.65	(g)	88
Eleven months ended 12/31/19	11.49	0.13	1.29	1.42	(0.25)	(0.94)	(1.19)	11.72	12.44		273,048	1.16	(h)	1.23	(h)	1.19	(h)	16
Year ended 01/31/19	12.41	0.10	(0.78)	(0.68)	(0.11)	(0.13)	(0.24)	11.49	(5.33)		358,746	1.17		1.24		0.86		40
Year ended 01/31/18	10.85	0.05	1.65	1.70	(0.14)	–	(0.14)	12.41	15.69		409,418	1.16		1.25		0.43		6
Year ended 01/31/17	9.94	0.09	0.91	1.00	(0.09)	–	(0.09)	10.85	10.12		383,848	1.19		1.26		0.87		7
Year ended 01/31/16(i)	10.46	0.04	(0.56)	(0.52)	(0.00)	–	(0.00)	9.94	(4.96)		370,818	1.18		1.25		0.42		5
Class R
Year ended 12/31/20	11.88	0.13	1.12	1.25	(0.15)	(1.13)	(1.28)	11.85	11.32		153,448	0.58	(g)	0.65	(g)	1.15	(g)	88
Eleven months ended 12/31/19	11.65	0.19	1.30	1.49	(0.32)	(0.94)	(1.26)	11.88	12.84		131,445	0.66	(h)	0.73	(h)	1.69	(h)	16
Year ended 01/31/19	12.59	0.16	(0.79)	(0.63)	(0.18)	(0.13)	(0.31)	11.65	(4.86)		116,637	0.66		0.73		1.36		40
Year ended 01/31/18	11.00	0.11	1.68	1.79	(0.20)	–	(0.20)	12.59	16.33		123,884	0.66		0.74		0.96		6
Year ended 01/31/17	10.08	0.15	0.92	1.07	(0.15)	–	(0.15)	11.00	10.64		105,976	0.69		0.76		1.38		7
Year ended 01/31/16(i)	10.60	0.10	(0.57)	(0.47)	(0.05)	–	(0.05)	10.08	(4.45)		92,429	0.69		0.76		0.97		5
Class S
Period ended 12/31/20(j)	10.46	0.11	2.38	2.49	(0.19)	(0.80)	(0.99)	11.96	23.86		26,339	0.23	(g)(h)	0.30	(g)(h)	1.50	(g)(h)	88
Class Y
Year ended 12/31/20	12.03	0.19	1.15	1.34	(0.20)	(1.13)	(1.33)	12.04	11.97		29,097	0.08	(g)	0.15	(g)	1.65	(g)	88
Eleven months ended 12/31/19	11.78	0.25	1.32	1.57	(0.38)	(0.94)	(1.32)	12.03	13.39		18,433	0.16	(h)	0.23	(h)	2.19	(h)	16
Year ended 01/31/19	12.73	0.23	(0.82)	(0.59)	(0.23)	(0.13)	(0.36)	11.78	(4.41)		15,732	0.17		0.24		1.85		40
Year ended 01/31/18	11.12	0.20	1.67	1.87	(0.26)	–	(0.26)	12.73	16.91		17,618	0.17		0.25		1.63		6
Year ended 01/31/17	10.19	0.21	0.92	1.13	(0.20)	–	(0.20)	11.12	11.16		9,343	0.19		0.26		1.94		7
Year ended 01/31/16(i)	10.72	0.17	(0.59)	(0.42)	(0.11)	–	(0.11)	10.19	(3.97)		9,499	0.19		0.26		1.61		5
Class R5
Year ended 12/31/20	11.95	0.20	1.14	1.34	(0.21)	(1.13)	(1.34)	11.95	12.04		11	0.00	(g)	0.07	(g)	1.73	(g)	88
Period ended 12/31/19(k)	12.03	0.17	1.08	1.25	(0.39)	(0.94)	(1.33)	11.95	10.45		10	0.09	(h)	0.16	(h)	2.26	(h)	16
Class R6
Year ended 12/31/20	11.95	0.20	1.14	1.34	(0.21)	(1.13)	(1.34)	11.95	12.04		2,147	(0.01	)(g)	0.06	(g)	1.74	(g)	88
Period ended 12/31/19(k)	12.03	0.18	1.08	1.26	(0.40)	(0.94)	(1.34)	11.95	10.49		10	0.04	(h)	0.11	(h)	2.31	(h)	16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.58% for the year ended December 31, 2020.

(d)

Does not include indirect expenses from affiliated fund fees and expenses of 0.56%, 0.57%, 0.58%, 0.59% and 0.57% for the eleven months ended December 31, 2019, and for the years ended January 31, 2019, 2018, 2017 and 2016, respectively.

(e)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $597,759,006 in connection with the acquisition of Invesco Moderate Allocation Fund into the Fund.

(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.23% for the year ended ended December 31, 2020.
(g)

Ratios are based on average daily net assets (000’s omitted) of $1,434,343, $270,507, $131,854, $24,616, $22,516, $18 and $978 for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

(h)	Annualized.
(i)	The last business day of the reporting period was January 29, 2016.
(j)	Commencement date of May 15, 2020.
(k)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                     Invesco Select Risk: Moderate Investor Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Select Risk: Moderate Investor Fund, formerly Invesco Oppenheimer Portfolio Series Moderate Investor Fund, (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

15                     Invesco Select Risk: Moderate Investor Fund

other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

I.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and

16                     Invesco Select Risk: Moderate Investor Fund

they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

L.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Advisor indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through April 30, 2022, to reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares to 0.47%, 1.23%, 0.72%, 0.37%, 0.22%, 0.17% and 0.12%, respectively, of the Fund’s average daily net assets (the “expense limits”). In addition, Invesco has contractually agreed, through May 31, 2021, to reimburse certain Fund expenses at an annual rate of 0.07%, as calculated on the daily net assets of the Fund. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the expense reimbursement agreement, it will terminate on April 30, 2022. During its term, the expense reimbursement agreement cannot be terminated or amended to increase the expense limits or reduce the expense reimbursement without approval of the Board of Trustees.

For the year ended December 31, 2020, the Adviser reimbursed class level expenses of $1,004,215, $189,166, $92,303, $10,733, $15,762, $12 and $692 of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2020, IDI advised the Fund that IDI retained $257,433 in front-end sales commissions from the sale of Class A shares and $11,631 and $13,780 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

17                     Invesco Select Risk: Moderate Investor Fund

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$2,280,583,521	$15,354,307	$–	$2,295,937,828

Money Market Funds	13,710,875	–	–	13,710,875

Total Investments in Securities	2,294,294,396	15,354,307	–	2,309,648,703

Other Investments - Assets*

Futures Contracts	655,326	–	–	655,326

Other Investments - Liabilities*

Futures Contracts	(59,392)	–	–	(59,392)

Total Other Investments	595,934	–	–	595,934

Total Investments	$2,294,890,330	$15,354,307	$–	$2,310,244,637

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

	Value
Derivative Assets	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$245,608	$409,718	$655,326
Derivatives not subject to master netting agreements	(245,608)	(409,718)	(655,326)
Total Derivative Assets subject to master netting agreements	$-	$-	$-

(a) The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

	Value
Derivative Liabilities	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(2,554)	$(56,838)	$(59,392)
Derivatives not subject to master netting agreements	2,554	56,838	59,392
Total Derivative Liabilities subject to master netting agreements	$-	$-	$-

(a) The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on Statement of Operations
	Equity Risk	Interest Rate Risk	Total
Realized Gain: Futures contracts	$1,206,344	$3,094,780	$4,301,124
Change in Net Unrealized Appreciation: Futures contracts	163,953	1,165,385	1,329,338
Total	$1,370,297	$4,260,165	$5,630,462

18                    Invesco Select Risk: Moderate Investor Fund

Futures Contracts
Average notional value	$141,758,724

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $8,756,899 and securities sales of $34,648,134, which resulted in net realized gains of $737,104.

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,601.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended December 31, 2020, Period Ended December 31, 2019 and the Year Ended January 31, 2019:

	Year Ended December 31, 2020	Eleven months Ended December 31, 2019	Year Ended January 31, 2019
Ordinary income*	$32,526,982	$44,790,533	$23,328,141
Long-term capital gain	182,820,263	108,014,022	16,706,940
Total distributions	$215,347,245	$152,804,555	$40,035,081

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$15,535,573

Undistributed long-term capital gain	13,837,053

Net unrealized appreciation – investments	317,978,168

Net unrealized appreciation - foreign currencies	62,286

Temporary book/tax differences	(220,489)

Shares of beneficial interest	1,965,603,563

Total net assets	$2,312,796,154

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership transactions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

19                     Invesco Select Risk: Moderate Investor Fund

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $1,442,388,603 and $1,580,721,806, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$318,037,670

Aggregate unrealized (depreciation) of investments	(59,502)

Net unrealized appreciation of investments	$317,978,168

Cost of investments for tax purposes is $1,992,266,469.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership transactions, on December 31, 2020, undistributed net investment income was increased by $33,059,993, undistributed net realized gain was decreased by $29,356,110 and shares of beneficial interest was decreased by $3,703,883. Further, as a result of tax deferrals acquired in the reorganization of Invesco Moderate Allocation Fund into the Fund, undistributed net investment income was decreased by $113,381, undistributed net realized gain was decreased by $15,510,741 and shares of beneficial interest was increased by $15,624,122. These reclassifications had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended December 31, 2020(a)		Eleven months ended December 31, 2019		Year ended January 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:

Class A	12,306,657	$141,286,967	8,511,960	$105,164,554	8,290,291	$100,348,444

Class B(b)	-	-	-	-	789	9,766

Class C	3,213,962	35,533,014	3,203,096	38,620,780	4,171,781	49,343,633

Class R	2,162,762	24,351,230	2,058,677	25,223,351	2,550,765	30,646,424

Class S(c)	31,041	358,310	-	-	-	-

Class Y	726,444	8,365,822	585,437	7,289,202	601,002	7,164,319

Class R5(d)	-	-	831	10,000	-	-

Class R6(d)	154,631	1,717,397	831	10,000	-	-

Issued as reinvestment of dividends:

Class A	14,248,854	163,587,050	9,412,776	112,200,369	2,624,370	28,763,097

Class C	2,497,418	27,674,819	2,164,056	25,254,533	689,202	7,415,802

Class R	1,307,147	14,757,039	1,030,071	12,196,037	261,334	2,845,923

Class S(c)	169,406	2,005,763	-	-	-	-

Class Y	220,885	2,557,765	150,804	1,808,141	38,944	429,166

Class R6(d)	14,032	165,996	-	-	-	-

Automatic conversion of Class C shares to Class A shares:

Class A	5,444,591	63,656,237	-	-	-	-

Class C	(5,578,307)	(63,656,237)	-	-	-	-

Issued in connection with acquisitions:(e)

Class A	50,447,810	514,365,956	-	-	-	-

Class C	5,131,231	51,047,872	-	-	-	-

Class R	1,408,979	14,251,643	-	-	-	-

Class S(c)	2,184,197	22,270,081	-	-	-	-

Class Y	777,850	7,986,783	-	-	-	-

Class R5(d)	1,178	12,020	-	-	-	-

Class R6(d)	11,444	116,719	-	-	-	-

20                     Invesco Select Risk: Moderate Investor Fund

			Summary of Share Activity

	Year ended December 31, 2020(a)		Eleven months ended December 31, 2019		Year ended January 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Reacquired:

Class A	(24,200,196)	$(274,987,036)	(15,402,663)	$(190,680,965)	(15,165,229)	$(183,496,040)

Class B(b)	-	-	-	-	(501,184)	(6,170,295)

Class C	(7,083,974)	(78,802,868)	(7,581,591)	(91,562,024)	(6,622,556)	(78,470,462)

Class R	(2,995,581)	(33,536,720)	(2,042,217)	(25,132,503)	(2,638,778)	(31,981,688)

Class S(c)	(181,767)	(2,106,415)	-	-	-	-

Class Y	(840,076)	(9,487,360)	(539,813)	(6,705,717)	(688,378)	(8,438,449)

Class R5(d)	(1,108)	(13,129)	-	-	-	-

Class R6(d)	(1,298)	(15,374)	-	-	-	-

Net increase (decrease) in share activity	61,578,213	$633,463,344	1,552,255	$13,695,758	(6,387,647)	$(81,590,360)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)	All outstanding Class B shares converted to Class A shares on June 1, 2018.
(c)	Commencement date of May 15, 2020.
(d)	Commencement date after the close of business on May 24, 2019.
(e)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Moderate Allocation Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 59,962,688 shares of the Fund for 55,694,016 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $610,051,074, including $12,599,534 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,330,094,502 and $1,940,145,576 immediately after the acquisition.

The pro forma results of operations for the year ended December 31, 2020 assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$26,617,483

Net realized/unrealized gains	195,167,232

Change in net assets resulting from operations	$221,784,715

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21                     Invesco Select Risk: Moderate Investor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of Invesco Select Risk: Moderate Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select Risk: Moderate Investor Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for the year ended December 31, 2020 and the eleven months ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for the year ended December 31, 2020 and the eleven months ended December 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the year ended December 31, 2020 and the eleven months ended December 31, 2019 for Class A, Class C, Class R and Class Y.
For the year ended December 31, 2020 and the period May 24, 2019 (commencement of operations) through December 31, 2019 for Class R5 and Class R6.
For the period May 15, 2020 (commencement of operations) through December 31, 2020 for Class S.

The financial statements of Invesco Select Risk: Moderate Investor Fund (formerly known as Oppenheimer Portfolio Series Moderate Investor Fund) as of and for the year ended January 31, 2019 and the financial highlights for each of the periods ended on or prior to January 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 25, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 26, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                     Invesco Select Risk: Moderate Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/20)	Expenses Paid During Period[2,4]	Annualized Expense Ratio
Class A	$1,000.00	$1,178.30	$1.70	$1,023.58	$1.58	0.31%
Class C	1,000.00	1,173.70	5.90	1,019.71	5.48	1.08
Class R	1,000.00	1,176.00	3.17	1,022.22	2.95	0.58
Class S	1,000.00	1,178.90	1.26	1,023.98	1.17	0.23
Class Y	1,000.00	1,180.10	0.44	1,024.73	0.41	0.08
Class R5	1,000.00	1,180.20	0.00	1,025.14	0.00	0.00
Class R6	1,000.00	1,180.20	(0.05)	1,025.19	(0.05)	(0.01)

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective June 1, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares to 0.47%, 1.23%, 0.72%, 0.37%, 0.22%, 0.17% and 0.12% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are to 0.38%, 1.15%, 0.65%, 0.30%, 0.15%, 0.07% and 0.06% for of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.93, $5.84, $3.30, $1.53, $0.76, $0.36 and $0.31 for of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $1.93, $5.84, $3.30, $1.53, $0.76, $0.36 and $0.31 for of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

23                     Invesco Select Risk: Moderate Investor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$182,820,263
Qualified Dividend Income*	24.67%
Corporate Dividends Received Deduction*	19.81%
Qualified Business Income (199A)*	1.81%
Business Interest Income*	46.29%
U.S. Treasury Obligations*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$2,696,004

24                     Invesco Select Risk: Moderate Investor Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                     Invesco Select Risk: Moderate Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                     Invesco Select Risk: Moderate Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(Continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                     Invesco Select Risk: Moderate Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(Continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                     Invesco Select Risk: Moderate Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                     Invesco Select Risk: Moderate Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-6                     Invesco Select Risk: Moderate Investor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173 Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309 Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173 Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678 Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                     Invesco Select Risk: Moderate Investor Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for

Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	O-OPSMI-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between January 1, 2020 to February 26, 2021 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that five PwC Managers and one PwC Associate each held financial interests either directly or, in the case of two PwC Managers, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of one PwC Manager and one PwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individuals), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$769,812	$783,849
Audit-Related Fees(1)	$54,700	$0
Tax Fees(2)	$466,938	$508,480
All Other Fees	$0	$0

Total Fees	$1,291,450	$1,292,329

(1)	Audit-Related Fees for the fiscal year ended December 31, 2020 includes fees billed for agreed upon procedures for regulatory filings.
(2)

Tax Fees for the fiscal years ended December 31, 2020 and 2019 includes billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,219,000 for the fiscal year ended December 31, 2020 and $4,089,000 for the fiscal year ended December 31, 2019. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,386,938 for the fiscal year ended December 31, 2020 and $5,287,480 for the fiscal year ended December 31, 2019.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of February 11, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 11, 2021, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Growth Series (Invesco Growth Series)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 5, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 5, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	March 5, 2021